UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09195
_______________________________________________

SA FUNDS – INVESTMENT TRUST

(Exact name of registrant as specified in charter)

3055 Olin Avenue, Suite 2000, San Jose, California 95128
(Address of principal executive offices) (zip code)

Christopher D. Stanley, Esq.
Chief Legal Officer
SA Funds – Investment Trust
3055 Olin Avenue, Suite 2000
San Jose, California 95128

(Name and address of agent for service)

Copy to:

R. Darrell Mounts, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, DC 20006

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: JHT 1593
200 Clarendon Street
Boston, MA 02116

Registrant’s telephone number, including area code: 408-260-3100

Date of fiscal year end: June 30
Date of reporting period: June 30, 2013

Item 1. Report to Shareholders.

ANNUAL REPORT June 30, 2013

Any information in this shareholder report regarding market or economic trends or the factors influencing the performance of SA Funds – Investment Trust (the “Trust”) are statements of the opinion of Trust management as of the date of this report. Any such opinion is subject to change at any time based upon market or other conditions and we disclaim responsibility to update such opinions. These statements should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that stated investment objectives will be achieved.

SA U.S. Fixed Income Fund

     The SA U.S. Fixed Income Fund’s goal is to achieve a generally stable return consistent with preservation of capital. The Fund pursues its goal by investing primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, dollar-denominated obligations of foreign issuers issued in the United States, bank obligations, including those of U.S. banks and savings and loan associations and dollar denominated obligations of U.S. subsidiaries and branches of foreign banks, corporate debt obligations, commercial paper, obligations of supranational organizations and repurchase agreements. Generally, the Fund acquires obligations that mature within two years from the date of settlement.

     The Fund finished the fiscal year (ended June 30, 2013) with a return of (0.10%), as compared to the benchmark return of 0.86% for the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index. Differences in performance were primarily attributable to differences in maturity and credit quality. The Fund is generally limited to securities with a maximum maturity of two years from the date of settlement and was nearly equally weighted between 0-1 year (48%) and 1-2 years (52%) compared to the index that was weighted between 1-2 years (53%) and 2-3 years (47%). Although interest rates increased in the three year segment during May and June 2013, for the majority of the fiscal year, interest rates were flat to declining, which detracted from performance relative to the longer duration index. Differences in credit quality also impacted results for the fiscal year. Relative to the benchmark, the Fund’s significant underweight in the lower end of investment grade credit ratings (single A and BBB) negatively impacted returns as lower quality bonds outperformed their higher quality counterparts.

Comparison of Change in Value of a $10,000 Investment in the SA U.S. Fixed Income Fund
vs. the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index since
Commencement of Fund Operations through June 30, 2013

     The Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index is a subset of the Bank of America Merrill Lynch Government/Corporate Index and includes all securities with a remaining term to final maturity of less than 3 years. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA U.S. Fixed Income Fund

(Continued)

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2013

	One	Five	Since
	Year	Years	Inception
SA U.S. Fixed Income Fund	(0.10)%	1.30%	1.73%	(a)
Bank of America Merrill Lynch 1-3 Year U.S.
Government/Corporate Index	0.86%	2.46%	3.16%	(b)

(a)	From commencement of operations on April 2, 2007.
(b)	Performance for the benchmark index is not available from April 2, 2007 (commencement of Fund operations). For that reason, performance is shown from March 31, 2007.

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

SA Global Fixed Income Fund

     The SA Global Fixed Income Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement while targeting the duration of the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index, the Fund’s benchmark index. The Fund pursues its goal by investing primarily in obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities; obligations of supranational organizations, and obligations of other U.S. and foreign issuers including corporate debt obligations; commercial paper; bank obligations; and repurchase agreements. The Fund attempts to maximize its total return by allocating assets among countries depending on the prevailing interest rates while targeting the duration of the Fund’s benchmark index. Securities in which the Fund invests may be denominated in currencies other than U.S. dollars. The Fund may use forward foreign currency exchange contracts to hedge foreign currency risks. The Fund may also lend its portfolio securities.

     The Fund finished the fiscal year (ended June 30, 2013) with a return of 0.48%, as compared to the benchmark return of 1.10% for the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index. Differences in performance were primarily attributable to differences in country exposures and credit quality. The Fund’s relative underweight in Euro denominated securities detracted from performance compared to the index. Specifically within the Eurozone, the Fund’s absence of exposure to Italy, Ireland and Spain (countries that experienced credit challenges relative to countries such as Germany) led to underperformance as these countries rallied strongly in the fiscal year.

Comparison of Change in Value of a $10,000 Investment in the SA Global Fixed Income Fund
vs. the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index
since June 30, 2003 through June 30, 2013

     The Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a comprehensive measure of the total return performance of the government bond markets of approximately 22 countries with maturities ranging from one to five years. It is hedged to the U.S. dollar. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA Global Fixed Income Fund

(Continued)

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2013

	One	Five	Ten
	Year	Years	Years
SA Global Fixed Income Fund	0.48%	2.71%	2.33%
Citigroup World Government Bond
1-5 Year Currency Hedged U.S. Dollar Index	1.10%	2.84%	3.14%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

SA U.S. Core Market Fund

     The SA U.S. Core Market Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally selecting from all common stocks that are traded on a principal U.S. exchange or on the over-the-counter market in the U.S. Currently Dimensional Fund Advisors LP (the “Sub-Adviser”) has narrowed the target universe of U.S. common stocks to securities of companies whose market capitalizations generally are either in the highest 96% of total market capitalization, or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. The Fund also invests less than 5% of its total assets in the U.S. Micro Cap Portfolio, a portfolio of DFA Investment Dimensions Group, Inc., a separate investment company advised by the Sub-Adviser, to gain more efficient and cost effective exposure to securities whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. The Fund may also lend its portfolio securities.

     The Fund finished the fiscal year (ended June 30, 2013) with a return of 20.98%, as compared to the benchmark return of 21.46% for the Russell 3000 Index. The Fund’s slightly higher exposure to mega-cap stocks detracted from relative performance. However, the Fund’s exclusion of real estate investment trusts (“REITs”) benefited the Fund as REITs underperformed the general market. The majority of the remaining performance difference was due to the Fund’s expenses and fees.

Comparison of Change in Value of a $10,000 Investment in the SA U.S. Core Market Fund
vs. the Russell 3000 Index since June 30, 2003 through June 30, 2013

     The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA U.S. Core Market Fund

(Continued)

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2013

	One	Five	Ten
	Year	Years	Years
SA U.S. Core Market Fund	20.98%	6.79%	6.91%
Russell 3000 Index	21.46%	7.25%	7.81%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

SA U.S. Value Fund

     The SA U.S. Value Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a target universe consisting of large and mid capitalization U.S. companies traded on a principal U.S. exchange or on the over-the-counter market in the U.S. that the Sub-Adviser considers to be “value” stocks at the time of investment. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). Currently, the Sub-Adviser considers large and mid capitalization companies to be companies whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. The Fund may also lend its portfolio securities.

     The Fund finished the fiscal year (ended June 30, 2013) with a return of 31.92%, as compared to the benchmark return of 25.32% for the Russell 1000 Value Index. The Fund’s outperformance was primarily attributable to the Fund’s emphasis on deeper value securities, which outperformed during the fiscal year. The Fund’s exclusion of underperforming REITs and highly regulated utilities also improved returns relative to the benchmark.

Comparison of Change in Value of a $10,000 Investment in the SA U.S. Value Fund
vs. the Russell 1000 Value Index since June 30, 2003 through June 30, 2013

     The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is a market capitalization weighted broad index of 1000 large capitalization U.S. companies. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2013

	One	Five	Ten
	Year	Years	Years
SA U.S. Value Fund	31.92%	6.70%	7.60%
Russell 1000 Value Index	25.32%	6.67%	7.79%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

SA U.S. Small Company Fund

     The SA U.S. Small Company Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a target universe consisting of common stocks of small capitalization companies that are traded on a principal U.S. exchange or on the over-the-counter market in the U.S. Currently the Sub-Adviser considers small capitalization companies to be companies whose market capitalizations generally are either in the lowest 10% of total market capitalization, or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. The Fund may also lend its portfolio securities.

     The Fund finished the fiscal year (ended June 30, 2013) with a return of 27.26%, as compared to the benchmark return of 24.21% for the Russell 2000 Index. The Fund’s outperformance relative to the benchmark index was primarily attributable to the Fund’s less significant exposure to larger cap securities within the small cap market, and the exclusion of certain small cap growth companies. The exclusion of REITs also improved returns relative to the benchmark as REITs did not perform as well during the fiscal year.

Comparison of Change in Value of a $10,000 Investment in the SA U.S. Small Company Fund
vs. the Russell 2000 Index since June 30, 2003 through June 30, 2013

     The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2013

	One	Five	Ten
	Year	Years	Years
SA U.S. Small Company Fund	27.26%	10.59%	9.67%
Russell 2000 Index	24.21%	8.77%	9.53%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

SA International Value Fund

     The SA International Value Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a target universe consisting of securities of large capitalization non-U.S. companies that the Sub-Adviser believes are “value” stocks at the time of investment. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). The Fund invests in companies in countries with developed markets designated by the Sub-Adviser and purchases securities within each authorized country using a market capitalization weighted approach. Under normal market conditions, the Fund invests in companies organized or having a majority of their operating income from sources in at least three non-U.S. countries. The Fund may also lend its portfolio securities.

     The Fund finished the fiscal year (ended June 30, 2013) with a return of 16.59%, as compared to the benchmark return of 17.39% for the MSCI World Ex. U.S. Value Index (net div.). The Fund benefitted from its focus on deeper value companies (as measured by higher book-to-market ratios), as these names outperformed. In particular, deep value names in the financial sector significantly outperformed. However, this was offset by a higher weight in the materials sector, as well as the Fund’s holdings within the utilities sector, as these underperformed the benchmark. As a result, the Fund underperformed its benchmark.

Comparison of Change in Value of a $10,000 Investment in the SA International Value Fund
vs. the MSCI World Ex. U.S. Value Index (net div.) since June 30, 2003 through June 30, 2013

     The Morgan Stanley Capital International (MSCI) World Ex. U.S. Value Index (net div.) is composed of companies within the MSCI World Ex. U.S. Index having characteristics such as low market-to-book value ratios. The MSCI World Ex. U.S. Index is an index of securities listed on the stock exchanges of 23 developed market countries other than the United States. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2013

	One	Five	Ten
	Year	Years	Years
SA International Value Fund	16.59%	(2.12)%	7.64%
MSCI World Ex. U.S. Value Index (net div.)	17.39%	(0.61)%	7.97%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

SA International Small Company Fund

     The SA International Small Company Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by investing substantially all of its assets in the International Small Company Portfolio (the “DFA Portfolio”) of DFA Investment Dimensions Group Inc., which has the same investment objective and investment policies as the Fund. The DFA Portfolio invests substantially all of its assets in the following series of The DFA Investment Trust Company: The Japanese Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Asia Pacific Small Company Series and The Canadian Small Company Series (each an “Underlying Fund”). Each Underlying Fund invests in small capitalization companies using a market capitalization weighted approach in each country or region designated by the Sub-Adviser as an approved market for investments. The DFA Portfolio may also have some exposure to small capitalization equity securities associated with other countries or regions but does not invest in emerging market countries. Each Underlying Fund may also lend its portfolio securities.

     The Fund finished the fiscal year (ended June 30, 2013) with a return of 17.55%, as compared to the benchmark return of 17.82% for the MSCI World Ex. U.S. Small Cap Index (net div.). The Fund provides exposure to smaller capitalization stocks than those in the index, and those smaller capitalization stocks generally underperformed during the fiscal year. The Fund benefitted from differences in country weights, in particular, lower weights in Australia and Canada, which underperformed, as well as a higher weight in the UK, which outperformed. Net of fees and expenses, however, the Fund slightly underperformed its benchmark.

Comparison of Change in Value of a $10,000 Investment in the SA International Small Company Fund
vs. the MSCI World Ex. U.S. Small Cap Index (net div.) since June 30, 2003 through June 30, 2013

     The Morgan Stanley Capital International (MSCI) World Ex. U.S. Small Cap Index (net div.) is a market capitalization weighted index designed to measure equity performance in 23 developed market countries, excluding the U.S., and is composed of stocks, which are categorized as small capitalization stocks. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA International Small Company Fund

(Continued)

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2013

	One	Five	Ten
	Year	Years	Years
SA International Small Company Fund	17.55%	1.22%	9.57%
MSCI World Ex. U.S. Small Cap Index (net div.)	17.82%	2.06%	10.25%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

SA Emerging Markets Value Fund

     The SA Emerging Markets Value Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of securities of companies in emerging markets, which may include frontier markets (i.e., emerging market countries in an earlier stage of development). The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that the Sub-Adviser considers to be “value” stocks at the time of investment. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). The Fund may also lend its portfolio securities.

     The Fund finished the fiscal year (ended June 30, 2013) with a return of 1.13%, as compared to the benchmark return of (1.21%) for the MSCI Emerging Markets Value Index (net div.). The Fund’s outperformance relative to its benchmark index resulted primarily from higher exposure to small cap value stocks, which strongly outperformed, as well as differences in country allocation. The Fund’s lower weight in China and its exclusion of Peru permitted the Fund to reallocate weight to top performing countries such as Taiwan and Thailand which contributed to the Fund’s relative outperformance.

Comparison of Change in Value of a $10,000 Investment in the SA Emerging Markets Value Fund
vs. the MSCI Emerging Markets Value Index (net div.) since Commencement of Fund Operations through June 30, 2013

     The Morgan Stanley Capital International (MSCI) Emerging Markets Value Index (net div.) is comprised of companies within the MSCI Emerging Markets Index having value characteristics, such as low price-to-book ratios. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2013

	One	Five	Since
	Year	Years	Inception
SA Emerging Markets Value Fund	1.13%	(0.08)%	1.16%	(a)
MSCI Emerging Markets Value Index (net div.)	(1.21)%	(0.46)%	3.24%	(b)

(a)	From commencement of operations on April 2, 2007.
(b)	Performance for the benchmark index is not available from April 2, 2007 (commencement of Fund operations). For that reason, performance is shown from March 31, 2007.

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

SA Real Estate Securities Fund

     The SA Real Estate Securities Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by concentrating investments in readily marketable equity securities of companies the principal activities of which include development, ownership, construction, management, or sale of residential, commercial or industrial real estate. Investments include, principally, equity securities of companies in the following sectors of the real estate industry: certain REITs, companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund will make equity investments only in securities traded in the U.S. securities markets using a market capitalization weighted approach. The Fund may also lend its portfolio securities.

     The Fund finished the fiscal year (ended June 30, 2013) with a return of 7.81%, as compared to the benchmark index return of 7.69% for the Dow Jones U.S. Select REIT Index. The Fund’s outperformance relative to the benchmark was primarily attributable to the Fund’s inclusion of triple net lease REITs, which are not part of the index, and the Fund’s higher exposure to small cap REITs, which outperformed.

Comparison of Change in Value of a $10,000 Investment in the SA Real Estate Securities Fund
vs. the Dow Jones U.S. Select REIT Index since Commencement of Fund Operations through June 30, 2013

     The Dow Jones U.S. Select REIT Index is a float-adjusted market capitalization weighted index designed to measure the performance of publicly traded real estate companies that have a minimum total market capitalization of at least $200 million, at least 75% of total revenues of which are derived from ownership and operation of real estate assets, and the liquidity of company stock commensurates with that of other institutionally held real estate securities. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

     PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2013

	One	Five	Since
	Year	Years	Inception
SA Real Estate Securities Fund	7.81%	6.84%	0.52%	(a)
Dow Jones U.S. Select REIT Index	7.69%	6.97%	1.18%	(b)

(a)	From commencement of operations on April 2, 2007.
(b)	Performance for the benchmark index is not available from April 2, 2007 (commencement of Fund operations). For that reason, performance is shown from March 31, 2007.

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Updated Fund performance information can be obtained by visiting http://www.sa-funds.net.

SA U.S. Fixed Income Fund

PORTFOLIO OF INVESTMENTS –– AS OF JUNE 30, 2013

	FACE
	AMOUNT		VALUE†
BONDS AND NOTES — 93.2%
Australia — 2.6%
Australia & New Zealand Banking
Group Ltd., 3.700%, 1/13/15	USD	$400,000	$416,476
Commonwealth Bank of Australia,
3.500%, 3/19/15	USD	1,000,000	1,043,741
Commonwealth Bank of Australia,
3.750%, 10/15/14	USD	3,000,000	3,117,084
National Australia Bank Ltd. MTN,
2.000%, 3/09/15	USD	3,950,000	4,025,263
Westpac Banking Corp.,
2.100%, 8/02/13	USD	2,650,000	2,653,763
			11,256,327
Canada — 6.2%
Bank of Nova Scotia,
2.375%, 12/17/13	USD	6,000,000	6,054,690
Export Development Canada,
2.250%, 5/28/15	USD	500,000	516,986
Province of Ontario Canada,
2.950%, 2/05/15	USD	5,000,000	5,191,445
Royal Bank of Canada,
0.550%, 5/01/15	USD	9,000,000	8,997,192
Royal Bank of Canada MTN,
1.150%, 3/13/15	USD	2,000,000	2,016,240
Toronto-Dominion Bank (The),
1.375%, 7/14/14	USD	1,000,000	1,007,114
Toronto-Dominion Bank (The) MTN,
0.453%, 5/01/15(a)	USD	3,000,000	3,001,926
			26,785,593
France — 0.8%
Caisse d’Amortissement
de la Dette Sociale,
1.250%, 7/11/14	USD	2,000,000	2,017,370
Sanofi,
1.625%, 3/28/14	USD	1,522,000	1,535,665
			3,553,035
Germany — 0.8%
Kreditanstalt fuer Wiederaufbau,
1.000%, 1/12/15	USD	3,500,000	3,534,744
Supranational — 2.0%
Council of Europe Development
Bank, 2.750%, 2/10/15	USD	2,000,000	2,072,556
European Investment Bank,
1.500%, 5/15/14	USD	2,200,000	2,222,920
European Investment Bank,
3.000%, 4/08/14	USD	4,000,000	4,081,056
			8,376,532
Sweden — 0.3%
Nordea Bank AB,
2.250%, 3/20/15	USD	500,000	511,045
Svensk Exportkredit AB,
3.250%, 9/16/14	USD	500,000	517,609
			1,028,654
United States — 80.5%
3M Co. MTN,
4.375%, 8/15/13		1,000,000	1,004,732
Bank of New York Mellon Corp.
(The) MTN, 3.100%, 1/15/15		11,400,000	11,825,938
Berkshire Hathaway Finance Corp.,
0.609%, 1/10/14(a)		6,098,000	6,108,757
Berkshire Hathaway Finance Corp.,
1.500%, 1/10/14		715,000	719,408
Berkshire Hathaway, Inc.,
0.975%, 8/15/14(a)		3,300,000	3,313,454
Berkshire Hathaway, Inc.,
3.200%, 2/11/15		1,500,000	1,560,813
Coca-Cola Co. (The),
0.223%, 3/14/14(a)		2,000,000	1,999,466
Coca-Cola Co. (The),
0.750%, 3/13/15		6,800,000	6,826,670
Federal Home Loan Banks,
0.250%, 2/20/15		10,000,000	9,989,940
Federal Home Loan Banks,
0.340%, 12/18/13		4,400,000	4,404,448
Federal Home Loan Banks,
0.375%, 11/27/13		5,900,000	5,906,219
Federal Home Loan Banks,
0.375%, 1/29/14		6,700,000	6,707,712
Federal Home Loan Banks,
0.500%, 8/28/13		4,500,000	4,502,740
Federal Home Loan Banks,
2.375%, 3/14/14		41,200,000	41,833,326
Federal Home Loan Banks,
2.500%, 6/13/14		500,000	510,909
Federal Home Loan Banks,
2.750%, 3/13/15		3,000,000	3,123,381
Federal Home Loan Banks,
3.125%, 12/13/13		800,000	810,810
Federal Home Loan Banks,
4.875%, 11/27/13		5,000,000	5,096,675
Federal Home Loan Banks,
5.125%, 8/14/13		1,600,000	1,609,648
Federal Home Loan Mortgage
Corp., 0.375%, 10/30/13		18,100,000	18,114,951
Federal Home Loan Mortgage
Corp., 0.375%, 11/27/13		6,700,000	6,707,062
Federal Home Loan Mortgage
Corp., 0.375%, 2/27/14		5,000,000	5,006,220
Federal Home Loan Mortgage
Corp., 0.500%, 10/15/13		6,000,000	6,006,672
Federal Home Loan Mortgage
Corp., 0.625%, 12/23/13		13,000,000	13,029,263
Federal Home Loan Mortgage
Corp., 1.375%, 2/25/14		10,800,000	10,883,473
Federal Home Loan Mortgage
Corp., 2.500%, 4/23/14		2,500,000	2,547,330
Federal Home Loan Mortgage
Corp., 3.000%, 7/28/14		2,000,000	2,058,576
Federal Home Loan Mortgage
Corp., 4.125%, 9/27/13		2,700,000	2,725,982

See notes to financial statements.

SA U.S. Fixed Income Fund

PORTFOLIO OF INVESTMENTS –– AS OF JUNE 30, 2013 (Continued)

	FACE
	AMOUNT	VALUE†
BONDS AND NOTES (Continued)
United States (Continued)
Federal Home Loan Mortgage
Corp., 4.500%, 7/15/13	$1,000,000	$1,001,720
Federal Home Loan Mortgage
Corp., 4.500%, 1/15/14	1,500,000	1,534,926
Federal National Mortgage
Association, 0.375%, 3/16/15	16,200,000	16,208,683
Federal National Mortgage
Association, 0.750%, 12/18/13	23,150,000	23,220,654
Federal National Mortgage
Association, 1.125%, 9/30/13	10,000,000	10,024,950
Federal National Mortgage
Association, 2.750%, 3/13/14	5,500,000	5,598,637
Federal National Mortgage
Association, 2.875%, 12/11/13	11,400,000	11,541,064
Federal National Mortgage
Association, 3.000%, 9/16/14	2,500,000	2,584,650
Federal National Mortgage
Association, 3.875%, 7/12/13	1,500,000	1,501,746
Federal National Mortgage
Association, 4.625%, 10/15/14	3,400,000	3,590,349
General Electric Capital Corp.,
2.150%, 1/09/15	8,200,000	8,364,402
General Electric Capital Corp.,
4.750%, 9/15/14	500,000	524,045
General Electric Capital Corp.
MTN, 4.875%, 3/04/15	2,500,000	2,662,230
International Business Machines
Corp., 1.250%, 5/12/14	6,000,000	6,042,246
Johnson & Johnson,
0.365%, 5/15/14(a)	6,095,000	6,104,124
JPMorgan Chase & Co. MTN,
1.075%, 1/24/14(a)	1,200,000	1,204,816
JPMorgan Chase & Co. MTN,
1.650%, 9/30/13	8,750,000	8,777,895
Microsoft Corp.,
2.950%, 6/01/14	8,000,000	8,195,168
PepsiCo, Inc.,
0.750%, 3/05/15	10,266,000	10,288,637
Procter & Gamble Co. (The),
0.175%, 2/14/14(a)	5,000,000	4,999,510
Procter & Gamble Co. (The),
0.193%, 2/06/14(a)	1,985,000	1,984,353
Toyota Motor Credit Corp.,
1.250%, 11/17/14	1,000,000	1,010,694
Toyota Motor Credit Corp. MTN,
0.443%, 12/05/14(a)	500,000	500,350
Toyota Motor Credit Corp. MTN,
1.000%, 2/17/15	2,500,000	2,517,445
US Bancorp MTN,
2.875%, 11/20/14	4,600,000	4,735,452
Wachovia Corp. MTN,
0.464%, 8/01/13(a)	6,000,000	6,001,992
Wal-Mart Stores, Inc.,
1.625%, 4/15/14	500,000	504,993
Wal-Mart Stores, Inc.,
2.875%, 4/01/15	1,000,000	1,040,889
Wal-Mart Stores, Inc.,
3.200%, 5/15/14	9,500,000	9,729,273
		346,930,468
TOTAL BONDS AND NOTES
(Identified Cost $401,303,173)		401,465,353

SHORT-TERM INVESTMENTS — 6.3%
Australia — 0.5%
Australia & New Zealand Banking
Group Ltd. YCD,
0.526%, 1/29/15(a)	500,000	500,283
National Australia Bank YCD,
1.476%, 1/30/14(a)	1,630,000	1,642,054
		2,142,337
Finland — 0.4%
Nordea Bank YCD,
0.746%, 1/27/14(a)	1,500,000	1,504,439

Luxembourg — 0.7%
Banque et Caisse d’Epargne de
L’Etat, 0.255%, 7/18/13	2,000,000	1,999,759
Banque et Caisse d’Epargne de
L’Etat, 0.200%, 7/24/13	1,000,000	999,872
		2,999,631
Netherlands — 1.2%
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA YCD,
0.600%, 4/29/15	5,400,000	5,376,353

United States — 1.8%
Coca-Cola Co. (The),
0.180%, 9/05/13(b)	1,000,000	999,866
Coca-Cola Co. (The),
0.120%, 7/19/13(b)	400,000	399,976
Coca-Cola Co. (The),
0.150%, 10/22/13(b)	2,000,000	1,999,549
JPMorgan Chase & Co.,
0.160%, 8/12/13	1,500,000	1,499,720
National Rural Utilities
Cooperative Finance Corp.,
0.100%, 7/09/13	1,000,000	999,978
Procter & Gamble Co. (The),
0.150%, 8/01/13(b)	2,000,000	1,999,741
		7,898,830

See notes to financial statements.

SA U.S. Fixed Income Fund

PORTFOLIO OF INVESTMENTS –– AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
SHORT-TERM INVESTMENTS (Continued)
United States — 1.7%
SSgA Government Money
Market Fund	1	$1
SSgA Money Market Fund	7,326,831	7,326,831
		7,326,832
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $27,257,852)		27,248,422

Total Investments — 99.5%
(Identified Cost $428,561,025)#		428,713,775
Cash and Other Assets, Less
Liabilities — 0.5%		2,261,897

Net Assets — 100.0%		$430,975,672

†	See Note 1.
(a)	Variable or Floating Rate Bond. Rate disclosed is as of June 30, 2013.
(b)	144A securities. Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been deemed by the Fund to be liquid and at June 30, 2013 amounted to $5,399,132 or 1.25% of the net assets of the Fund.
#	At June 30, 2013 the aggregate cost of investment securities for U.S. federal income tax purposes was $428,561,025. Net unrealized appreciation aggregated $152,750 of which $347,921 related to appreciated investment securities and $195,171 related to depreciated investment securities.

Key to abbreviations:
MTN — Medium Term Note
USD — U.S. Dollar
YCD — Yankee Certificate of Deposits

Portfolio Sectors
(% of portfolio market value)

See notes to financial statements.

SA Global Fixed Income Fund

PORTFOLIO OF INVESTMENTS –– AS OF JUNE 30, 2013

	FACE
	AMOUNT		VALUE†
BONDS AND NOTES — 97.2%
Australia — 8.6%
Australia & New Zealand
Banking Group Ltd.,
1.875%, 10/06/17(a)	USD	11,100,000	$11,049,062
Commonwealth Bank of Australia,
1.900%, 9/18/17(a)	USD	4,500,000	4,496,751
Commonwealth Bank of Australia,
4.250%, 4/06/18	EUR	1,500,000	2,177,134
National Australia Bank Ltd.,
5.375%, 12/08/14	GBP	5,000,000	8,087,041
Suncorp-Metway Ltd.,
4.000%, 1/16/14	GBP	7,000,000	10,846,655
Westpac Banking Corp.,
1.600%, 1/12/18(a)	USD	2,000,000	1,965,750
Westpac Banking Corp.,
3.000%, 8/04/15(a)	USD	2,000,000	2,085,870
Westpac Banking Corp.,
3.000%, 12/09/15(a)	USD	5,330,000	5,580,723
Westpac Banking Corp.,
3.750%, 12/01/14	CAD	6,000,000	5,850,014
			52,139,000
Austria — 4.5%
Austria Government Bond,
4.000%, 9/15/16(b)	EUR	10,500,000	15,146,588
Austria Government Bond,
4.300%, 9/15/17(b)	EUR	400,000	593,899
Oesterreichische Kontrollbank
AG, 1.750%, 10/05/15(a)	USD	3,000,000	3,060,492
Oesterreichische Kontrollbank
AG, 2.000%, 6/03/16(a)	USD	8,000,000	8,244,016
			27,044,995
Belgium — 2.4%
Belgium Government Bond,
5.500%, 9/28/17	EUR	9,500,000	14,573,214

Canada — 11.5%
Bank of Nova Scotia,
3.400%, 1/22/15	USD	5,000,000	5,201,215
Bank of Nova Scotia,
3.430%, 7/16/14	CAD	2,000,000	1,939,831
Province of Alberta Canada,
2.750%, 12/01/14	CAD	13,800,000	13,396,773
Province of Manitoba Canada,
4.800%, 12/03/14	CAD	2,000,000	1,995,398
Province of Ontario Canada,
0.950%, 5/26/15(a)	USD	5,000,000	5,034,210
Province of Ontario Canada,
1.200%, 2/14/18(a)	USD	9,800,000	9,537,654
Royal Bank of Canada,
1.500%, 1/16/18(a)	USD	4,000,000	3,912,368
Royal Bank of Canada,
2.875%, 4/19/16(a)	USD	4,500,000	4,714,182
Royal Bank of Canada,
4.970%, 6/05/14	CAD	6,000,000	5,888,181
Royal Bank of Canada,
5.060%, 7/17/13	CAD	2,000,000	1,904,687
Toronto-Dominion Bank (The),
2.375%, 10/19/16(a)	USD	15,500,000	16,051,118
			69,575,617
Denmark — 0.5%
Denmark Government Bond,
2.500%, 11/15/16	DKK	15,000,000	2,798,409

Finland — 5.0%
Finland Government Bond,
3.875%, 9/15/17	EUR	11,700,000	17,130,555
Municipality Finance PLC,
1.125%, 12/07/17	GBP	6,000,000	9,030,334
Municipality Finance PLC,
2.375%, 5/16/16	USD	4,000,000	4,166,100
			30,326,989
France — 5.8%
Agence Francaise de
Developpement,
4.875%, 10/30/13	GBP	1,400,000	2,158,885
Caisse d’Amortissement
de la Dette Sociale,
2.125%, 4/12/17	USD	3,000,000	3,076,008
Caisse d’Amortissement
de la Dette Sociale,
2.250%, 12/07/15	GBP	2,300,000	3,613,166
France Government Bond OAT,
5.000%, 10/25/16	EUR	2,500,000	3,709,258
Reseau Ferre de France,
2.375%, 12/23/15	GBP	8,700,000	13,704,904
Societe Financement de
l’Economie Francaise,
2.875%, 9/22/14(a)	USD	8,500,000	8,753,130
			35,015,351
Germany — 11.1%
Bundesobligation,
0.750%, 2/24/17	EUR	6,000,000	7,894,103
Kreditanstalt fuer Wiederaufbau,
1.000%, 12/07/17(a)	GBP	3,200,000	4,805,670
Kreditanstalt fuer Wiederaufbau,
3.750%, 9/07/16	GBP	2,600,000	4,296,052
Kreditanstalt fuer Wiederaufbau,
4.125%, 7/04/17	EUR	400,000	588,345
Kreditanstalt fuer Wiederaufbau,
5.500%, 12/07/15	GBP	3,100,000	5,253,664
Kreditanstalt fuer Wiederaufbau,
5.625%, 8/25/17	GBP	1,000,000	1,791,749
Landeskreditbank Baden-
Wuerttemberg Foerderbank,
1.000%, 10/15/13	USD	2,400,000	2,403,914
Landeskreditbank Baden-
Wuerttemberg Foerderbank,
2.250%, 7/15/16(a)	USD	13,200,000	13,661,564

See notes to financial statements.

SA Global Fixed Income Fund

PORTFOLIO OF INVESTMENTS –– AS OF JUNE 30, 2013 (Continued)

	FACE
	AMOUNT		VALUE†
BONDS AND NOTES (Continued)
Germany (Continued)
Landwirtschaftliche Rentenbank,
0.875%, 9/12/17(a)	USD	1,000,000	$980,813
Landwirtschaftliche Rentenbank,
2.500%, 2/15/16	USD	2,800,000	2,927,019
Landwirtschaftliche Rentenbank,
3.125%, 7/15/15	USD	1,000,000	1,050,220
Landwirtschaftliche Rentenbank,
3.250%, 12/07/16	GBP	1,200,000	1,977,606
Landwirtschaftliche Rentenbank,
4.375%, 11/27/17	EUR	3,700,000	5,536,375
NRW.Bank,
1.625%, 12/15/13	GBP	4,000,000	6,111,802
NRW.Bank,
4.500%, 5/29/17(a)	EUR	5,000,000	7,396,883
			66,675,779
Japan — 0.2%
Development Bank of Japan,
4.250%, 6/09/15	USD	1,000,000	1,070,251

Netherlands — 8.6%
Bank Nederlandse Gemeenten,
4.500%, 2/20/18	GBP	2,200,000	3,762,282
Bank Nederlandse Gemeenten
NV, 2.750%, 7/01/15(a)	USD	9,000,000	9,363,402
Bank Nederlandse Gemeenten
NV, 3.000%, 3/30/17	EUR	2,000,000	2,804,838
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA,
4.000%, 9/10/15	GBP	9,000,000	14,440,335
Nederlandse Waterschapsbank
NV, 2.000%, 9/09/15	USD	2,400,000	2,463,154
Nederlandse Waterschapsbank
NV, 2.125%, 2/09/17	USD	1,700,000	1,746,940
Nederlandse Waterschapsbank
NV, 2.375%, 6/04/15	EUR	8,100,000	10,940,835
Nederlandse Waterschapsbank
NV, 3.000%, 3/17/15	USD	1,000,000	1,040,741
Netherlands Government Bond,
4.000%, 7/15/16(b)	EUR	3,500,000	5,026,325
			51,588,852
New Zealand — 0.9%
ASB Finance Ltd.,
3.250%, 12/09/13	GBP	3,700,000	5,681,853

Norway — 2.5%
Kommunalbanken AS,
1.000%, 9/26/17(a)	USD	4,780,000	4,664,816
Kommunalbanken AS,
2.250%, 12/30/13	GBP	1,700,000	2,607,308
Kommunalbanken AS,
2.375%, 1/19/16	USD	7,500,000	7,793,850
			15,065,974
Supranational — 13.6%
Asian Development Bank,
2.625%, 2/09/15	USD	2,622,000	2,714,945
Council of Europe Development
Bank, 1.500%, 1/15/15(a)	USD	3,985,000	4,048,545
Council of Europe Development
Bank, 1.750%, 12/19/16(a)	GBP	5,100,000	7,916,843
Council of Europe Development
Bank, 5.000%, 1/29/14	USD	1,500,000	1,540,460
Eurofima, 5.000%, 4/03/17(a)	USD	3,000,000	3,404,544
Eurofima, 6.125%, 10/14/14	GBP	1,000,000	1,625,244
European Bank for Reconstruction
& Development,
0.500%, 1/30/15	EUR	5,634,000	7,302,641
European Bank for Reconstruction
& Development,
5.875%, 8/04/14	GBP	1,000,000	1,605,183
European Financial Stability
Facility, 2.750%, 12/05/16	EUR	4,000,000	5,556,096
European Investment Bank,
2.250%, 1/22/15	GBP	1,000,000	1,557,302
European Investment Bank,
2.750%, 3/23/15	USD	2,000,000	2,079,880
European Investment Bank,
3.000%, 12/07/15	GBP	500,000	799,369
European Investment Bank,
3.250%, 12/07/16	GBP	3,300,000	5,364,952
European Investment Bank,
4.125%, 12/07/17	GBP	3,000,000	5,095,538
European Union,
2.375%, 9/22/17	EUR	6,300,000	8,720,239
International Finance Facility
for Immunisation,
3.375%, 5/15/14	GBP	8,800,000	13,691,955
Nordic Investment Bank,
2.500%, 7/15/15	USD	1,000,000	1,039,017
Nordic Investment Bank,
5.000%, 2/01/17(a)	USD	5,500,000	6,269,708
Nordic Investment Bank,
5.750%, 12/16/14	GBP	1,040,000	1,700,009
			82,032,470
Sweden — 4.0%
Nordea Bank AB,
2.250%, 10/05/17	EUR	1,500,000	2,019,048
Nordea Bank AB,
3.875%, 12/15/15	GBP	4,100,000	6,618,927
Svensk Exportkredit AB,
1.750%, 5/30/17(a)	USD	1,700,000	1,728,250
Svensk Exportkredit AB,
2.125%, 7/13/16(a)	USD	3,000,000	3,099,774
Svensk Exportkredit AB,
3.250%, 9/16/14	USD	10,400,000	10,766,267
			24,232,266
United Kingdom — 4.4%
Lloyds TSB Bank PLC,
1.500%, 5/02/17	GBP	3,000,000	4,615,139

See notes to financial statements.

SA Global Fixed Income Fund

PORTFOLIO OF INVESTMENTS –– AS OF JUNE 30, 2013 (Continued)

	FACE
	AMOUNT		VALUE†
BONDS AND NOTES (Continued)
United Kingdom (Continued)
Network Rail Infrastructure
Finance PLC,
1.250%, 1/22/15	GBP	4,000,000	$6,141,826
United Kingdom Gilt,
1.750%, 1/22/17	GBP	10,000,000	15,648,563
			26,405,528
United States — 13.6%
Bank of New York Mellon Corp.
(The), 2.300%, 7/28/16	USD	2,285,000	2,357,069
Bank of New York Mellon Corp.
(The), 2.500%, 1/15/16	USD	1,500,000	1,552,729
Bank of New York Mellon Corp.
(The), 4.300%, 5/15/14	USD	3,000,000	3,101,454
Bank of New York Mellon Corp.
(The), 5.125%, 8/27/13	USD	3,000,000	3,021,429
Berkshire Hathaway, Inc.,
2.200%, 8/15/16(a)	USD	15,000,000	15,499,755
Federal National
Mortgage Association,
0.875%, 12/20/17(a)	USD	6,000,000	5,851,428
General Electric Capital Corp.,
1.600%, 11/20/17(a)	USD	4,000,000	3,908,848
General Electric Capital Corp.,
2.250%, 11/09/15	USD	10,520,000	10,786,430
General Electric Capital Corp.,
5.625%, 9/15/17	USD	1,000,000	1,133,742
Google, Inc.,
2.125%, 5/19/16(a)	USD	14,454,000	14,947,763
International Business
Machines Corp.,
1.250%, 2/08/18(a)	USD	10,000,000	9,746,360
Toyota Motor Credit Corp.,
1.375%, 1/10/18(a)	USD	3,126,000	3,050,238
Wal-Mart Stores, Inc.,
2.250%, 7/08/15(a)	USD	1,000,000	1,032,834
Wal-Mart Stores, Inc.,
2.800%, 4/15/16	USD	6,000,000	6,311,040
			82,301,119
TOTAL BONDS AND NOTES
(Identified Cost $587,611,056)			586,527,667

	SHARES		VALUE†
SHORT-TERM INVESTMENTS — 0.8%
United States — 0.8%
SSgA Government Money
Market Fund		1	1
SSgA Money Market Fund		4,765,705	4,765,705
			4,765,706
TOTAL SHORT-TERM
INVESTMENTS
(Identified Cost $4,765,706)			4,765,706

COLLATERAL FOR SECURITIES ON LOAN — 11.1%
Short-Term — 11.1%
State Street Navigator Securities
Lending Prime Portfolio		67,166,200	67,166,200

TOTAL COLLATERAL FOR
SECURITIES ON LOAN
(Identified Cost $67,166,200)			67,166,200

Total Investments — 109.1%
(Identified Cost $659,542,962)#			658,459,573
Liabilities, Less Cash and Other
Assets — (9.1%)			(54,662,037)
Net Assets — 100.0%			$603,797,536

†	See Note 1.
(a)	A portion or all of the security/securities were held on loan. As of June 30, 2013, the market value of the securities on loan was $65,623,162.
(b)	144A securities. Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been deemed by the Fund to be liquid and at June 30, 2013 amounted to $20,766,812 or 3.44% of the net assets of the Fund.
#	At June 30, 2013 the aggregate cost of investment securities for U.S. federal income tax purposes was $659,542,962. Net unrealized depreciation aggregated $1,083,389 of which $6,891,889 related to appreciated investment securities and $7,975,278 related to depreciated investment securities.

Key to abbreviations:
CAD — Canadian Dollar
DKK — Danish Krone
EUR — Euro Currency
GBP — British Pound
USD — U.S. Dollar

See notes to financial statements.

SA Global Fixed Income Fund

PORTFOLIO OF INVESTMENTS –– AS OF JUNE 30, 2013 (Continued)

Ten Largest Industry Holdings June 30, 2013
(As a percentage of net assets):

Industry	Percentage
Banks	21.0%
Financials	14.5%
Supranational Organizations	13.6%
Foreign Government/Agency-Germany	8.9%
Foreign Government/Agency-Netherlands	5.5%
Industrials	5.3%
Foreign Government/Agency-France	5.2%
Foreign Government/Agency-Canada	5.0%
Foreign Government/Agency-Finland	4.3%
Foreign Government/Agency-Austria	3.7%

Country Weightings
(% of portfolio market value)

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013

	SHARES	VALUE†
COMMON STOCKS — 95.2%
Aerospace & Defense — 2.4%
Alliant Techsystems, Inc.	975	$80,272
BE Aerospace, Inc.*	2,986	188,357
Boeing Co. (The)	20,778	2,128,498
Curtiss-Wright Corp.	1,576	58,407
DigitalGlobe, Inc.*	1,909	59,198
Engility Holdings, Inc.(a)*	495	14,068
Esterline Technologies Corp.*	900	65,061
Exelis, Inc.	5,089	70,177
General Dynamics Corp.	8,448	661,732
HEICO Corp.(a)	542	27,301
HEICO Corp., Class A	781	28,827
Hexcel Corp.*	3,100	105,555
Honeywell International, Inc.	20,220	1,604,255
Huntington Ingalls Industries, Inc.	1,357	76,643
L-3 Communications Holdings, Inc.	2,671	229,011
Lockheed Martin Corp.	7,460	809,112
Moog, Inc., Class A*	1,100	56,683
Northrop Grumman Corp.	6,158	509,882
Precision Castparts Corp.	4,141	935,907
Raytheon Co.	8,921	589,856
Rockwell Collins, Inc.(a)	3,914	248,187
Spirit Aerosystems Holdings, Inc.,
Class A*	2,700	57,996
Teledyne Technologies, Inc.*	900	69,615
Textron, Inc.(a)	7,600	197,980
TransDigm Group, Inc.	1,300	203,801
Triumph Group, Inc.	1,120	88,648
United Technologies Corp.	23,673	2,200,169
		11,365,198
Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.(a)	4,700	264,657
Expeditors International of
Washington, Inc.	6,039	229,542
FedEx Corp.	8,498	837,733
HUB Group, Inc., Class A*	991	36,092
United Parcel Service, Inc., Class B	19,837	1,715,504
UTi Worldwide, Inc.	2,400	39,528
		3,123,056
Airlines — 0.3%
Alaska Air Group, Inc.*	1,830	95,160
Allegiant Travel Co.	300	31,797
Delta Air Lines, Inc.*	24,500	458,395
JetBlue Airways Corp.(a)*	7,550	47,565
Southwest Airlines Co.	19,841	255,750
Spirit Airlines, Inc.*	1,600	50,832
United Continental Holdings, Inc.*	9,554	298,945
US Airways Group, Inc.(a)*	4,400	72,248
		1,310,692
Auto Components — 0.5%
Allison Transmission Holdings, Inc.	440	10,155
Autoliv, Inc.	2,300	177,997
BorgWarner, Inc.*	3,154	271,717
Cooper Tire & Rubber Co.	1,500	49,755
Dana Holding Corp.	4,000	77,040
Delphi Automotive PLC	8,600	435,934
Gentex Corp.	3,900	89,895
Goodyear Tire & Rubber Co. (The)*	6,400	97,856
Johnson Controls, Inc.	19,115	684,126
Lear Corp.	3,000	181,380
Tenneco, Inc.*	1,600	72,448
TRW Automotive Holdings Corp.*	3,074	204,237
Visteon Corp.*	1,171	73,913
		2,426,453
Automobiles — 0.6%
Ford Motor Co.	103,653	1,603,512
General Motors Co.*	18,700	622,897
Harley-Davidson, Inc.	6,316	346,243
Tesla Motors, Inc.(a)*	1,885	202,506
Thor Industries, Inc.(a)	1,600	78,688
		2,853,846
Beverages — 2.0%
Beam, Inc.	4,200	265,062
Boston Beer Co., Inc. (The),
Class A(a)*	279	47,609
Brown-Forman Corp., Class B	3,500	236,425
Coca-Cola Co. (The)	110,340	4,425,738
Coca-Cola Enterprises, Inc.	8,050	283,038
Constellation Brands, Inc., Class A*	4,600	239,752
Dr Pepper Snapple Group, Inc.	6,100	280,173
Molson Coors Brewing Co., Class B	4,077	195,125
Monster Beverage Corp.*	4,256	258,637
PepsiCo, Inc.	44,456	3,636,056
		9,867,615
Biotechnology — 2.1%
Acorda Therapeutics, Inc.*	384	12,668
Alexion Pharmaceuticals, Inc.*	5,354	493,853
Alkermes PLC*	3,779	108,382
Amgen, Inc.	21,522	2,123,360
Ariad Pharmaceuticals, Inc.*	5,206	91,053
Biogen Idec, Inc.*	6,556	1,410,851
BioMarin Pharmaceutical, Inc.*	3,600	200,844
Celgene Corp.*	12,025	1,405,843
Cepheid, Inc.(a)*	1,903	65,501
Cubist Pharmaceuticals, Inc.(a)*	1,900	91,770
Gilead Sciences, Inc.*	43,784	2,242,179
Incyte Corp. Ltd.(a)*	3,460	76,120
Infinity Pharmaceuticals, Inc.*	800	13,000
Isis Pharmaceuticals, Inc.(a)*	2,700	72,549
Medivation, Inc.(a)*	2,096	103,123
Myriad Genetics, Inc.*	2,380	63,951
Onyx Pharmaceuticals, Inc.(a)*	1,900	164,958
Opko Health, Inc.(a)*	4,100	29,110
Regeneron Pharmaceuticals, Inc.*	2,100	472,248
Seattle Genetics, Inc.(a)*	2,887	90,825
Theravance, Inc.(a)*	2,200	84,766
United Therapeutics Corp.(a)*	1,200	78,984
Vertex Pharmaceuticals, Inc.*	6,350	507,174
		10,003,112

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Building Products — 0.2%
A.O. Smith Corp.	2,100	$76,188
Armstrong World Industries, Inc.*	770	36,798
Fortune Brands Home & Security, Inc.	4,600	178,204
Lennox International, Inc.	1,292	83,386
Masco Corp.	9,800	191,002
Owens Corning*	3,288	128,495
Simpson Manufacturing Co., Inc.(a)	1,400	41,188
USG Corp.(a)*	2,000	46,100
		781,361
Capital Markets — 2.1%
Affiliated Managers Group, Inc.*	1,500	245,910
American Capital Ltd.*	8,700	110,229
Ameriprise Financial, Inc.	6,347	513,345
Bank of New York Mellon Corp. (The)	32,157	902,004
BlackRock, Inc.	3,883	997,349
Charles Schwab Corp. (The)(a)	30,835	654,627
Cohen & Steers, Inc.(a)	764	25,961
E*Trade Financial Corp.*	6,800	86,088
Eaton Vance Corp.(a)	3,600	135,324
Evercore Partners, Inc., Class A	453	17,794
Federated Investors, Inc., Class B(a)	2,800	76,748
Franklin Resources, Inc.	4,000	544,080
Goldman Sachs Group, Inc. (The)	13,092	1,980,165
Invesco Ltd.	12,100	384,780
Janus Capital Group, Inc.(a)	4,300	36,593
Knight Capital Group, Inc., Class A*	463	1,662
Legg Mason, Inc.(a)	3,600	111,636
LPL Financial Holdings, Inc.	1,500	56,640
Morgan Stanley	42,465	1,037,420
Northern Trust Corp.	6,380	369,402
Raymond James Financial, Inc.	3,300	141,834
SEI Investments Co.	3,800	108,034
State Street Corp.	13,238	863,250
Stifel Financial Corp.*	1,200	42,804
T Rowe Price Group, Inc.	7,461	545,772
TD Ameritrade Holding Corp.	6,478	157,351
Waddell & Reed Financial, Inc.,
Class A	2,417	105,139
		10,251,941
Chemicals — 2.5%
Air Products & Chemicals, Inc.	5,672	519,385
Airgas, Inc.	1,800	171,828
Albemarle Corp.(a)	2,581	160,771
Ashland, Inc.	2,082	173,847
Axiall Corp.	2,980	126,888
Cabot Corp.	1,800	67,356
Celanese Corp., Series A	4,400	197,120
CF Industries Holdings, Inc.	1,824	312,816
Chemtura Corp.*	1,881	38,184
Cytec Industries, Inc.	1,300	95,225
Dow Chemical Co. (The)	34,428	1,107,549
Eastman Chemical Co.	4,136	289,561
Ecolab, Inc.	8,599	732,549
EI Du Pont de Nemours & Co.	26,378	1,384,845
FMC Corp.	3,800	232,028
H.B. Fuller Co.	1,500	56,715
Huntsman Corp.	5,900	97,704
International Flavors &
Fragrances, Inc.	2,400	180,384
Intrepid Potash, Inc.(a)	1,600	30,480
Kronos Worldwide, Inc.(a)	433	7,032
LyondellBasell Industries NV,
Class A	8,820	584,413
Minerals Technologies, Inc.	1,200	49,608
Monsanto Co.	15,004	1,482,395
Mosaic Co. (The)	8,000	430,480
NewMarket Corp.(a)	400	105,024
Olin Corp.	2,100	50,232
PolyOne Corp.	2,800	69,384
PPG Industries, Inc.	4,156	608,480
Praxair, Inc.	8,309	956,864
Rockwood Holdings, Inc.	2,100	134,463
RPM International, Inc.	3,500	111,790
Scotts Miracle-Gro Co. (The),
Class A(a)	1,300	62,803
Sensient Technologies Corp.	1,400	56,658
Sherwin Williams Co. (The)	2,500	441,500
Sigma-Aldrich Corp.(a)	3,500	281,260
Stepan Co.	200	11,122
Valspar Corp.	2,300	148,741
W.R. Grace & Co.*	2,044	171,778
Westlake Chemical Corp.	1,436	138,445
		11,877,707
Commercial Banks — 3.0%
Associated Banc-Corp.	4,819	74,935
Bancorpsouth, Inc.(a)	1,900	33,630
Bank of Hawaii Corp.(a)	1,200	60,384
Bank of the Ozarks, Inc.	839	36,354
BankUnited, Inc.	1,900	49,419
BB&T Corp.	19,404	657,408
BOK Financial Corp.	696	44,579
CapitalSource, Inc.	6,700	62,846
Cathay General Bancorp	2,343	47,680
Chemical Financial Corp.	158	4,106
CIT Group, Inc.*	5,215	243,175
City National Corp.(a)	1,300	82,381
Comerica, Inc.	5,200	207,116
Commerce Bancshares, Inc.	2,203	95,963
Cullen/Frost Bankers, Inc.(a)	1,600	106,832
East West Bancorp, Inc.	3,900	107,250
Fifth Third Bancorp	24,907	449,571
First BanCorp(a)*	300	2,124
First Financial Bankshares, Inc.(a)	200	11,132
First Horizon National Corp.(a)	7,245	81,144
First Niagara Financial Group, Inc.(a)	9,560	96,269
First Republic Bank	1,800	69,264
FirstMerit Corp.	3,655	73,210
FNB Corp.(a)	3,051	36,856
Fulton Financial Corp.	6,667	76,537
Glacier Bancorp, Inc.(a)	2,034	45,134
Hancock Holding Co.	2,100	63,147
Huntington Bancshares, Inc.	22,492	177,237
Iberiabank Corp.	691	37,044

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Commercial Banks (Continued)
International Bancshares Corp.	1,350	$30,483
Investors Bancorp, Inc.	1,700	35,836
KeyCorp	25,200	278,208
M&T Bank Corp.	3,168	354,024
MB Financial, Inc.	1,200	32,160
National Penn Bancshares, Inc.	3,200	32,512
Old National Bancorp	2,392	33,081
PNC Financial Services Group, Inc.	14,467	1,054,934
Popular, Inc.*	2,846	86,319
PrivateBancorp, Inc.	1,500	31,815
Prosperity Bancshares, Inc.(a)	1,500	77,685
Regions Financial Corp.	34,528	329,052
Signature Bank*	1,400	116,228
SunTrust Banks, Inc.	14,736	465,216
Susquehanna Bancshares, Inc.	4,322	55,538
SVB Financial Group*	1,200	99,984
Synovus Financial Corp.	2,362	6,897
TCF Financial Corp.(a)	4,000	56,720
Texas Capital Bancshares, Inc.*	1,027	45,558
Trustmark Corp.(a)	1,900	46,702
UMB Financial Corp.(a)	1,100	61,237
Umpqua Holdings Corp.	3,100	46,531
United Bankshares, Inc.(a)	1,500	39,675
US Bancorp	50,525	1,826,479
Valley National Bancorp(a)	4,438	42,028
Webster Financial Corp.	1,710	43,913
Wells Fargo & Co.	143,720	5,931,324
Westamerica Bancorporation(a)	900	41,121
Western Alliance Bancorp*	1,100	17,413
Wintrust Financial Corp.(a)	800	30,624
Zions Bancorporation	4,860	140,357
		14,622,381
Commercial Services & Supplies — 0.6%
ABM Industries, Inc.	1,000	24,510
ADT Corp. (The)*	6,386	254,482
Avery Dennison Corp.	2,900	124,004
Brink’s Co. (The)	1,169	29,821
Cintas Corp.	3,292	149,918
Clean Harbors, Inc.(a)*	1,435	72,511
Copart, Inc.*	2,900	89,320
Covanta Holding Corp.	3,570	71,471
Deluxe Corp.(a)	1,407	48,753
Herman Miller, Inc.(a)	1,527	41,336
HNI Corp.	500	18,035
Iron Mountain, Inc.	4,095	108,968
KAR Auction Services, Inc.	500	11,435
Mine Safety Appliances Co.	1,100	51,205
Mobile Mini, Inc.(a)*	789	26,155
Pitney Bowes, Inc.(a)	5,600	82,208
R.R. Donnelley & Sons Co.(a)	5,200	72,852
Republic Services, Inc.	8,585	291,375
Rollins, Inc.(a)	2,005	51,930
Steelcase, Inc., Class A	1,872	27,294
Stericycle, Inc.*	2,494	275,412
Tetra Tech, Inc.(a)*	1,800	42,318
Tyco International Ltd.	12,976	427,559
UniFirst Corp.	477	43,526
United Stationers, Inc.(a)	900	30,195
Waste Connections, Inc.(a)	3,237	133,170
Waste Management, Inc.	12,578	507,271
		3,107,034
Communications Equipment — 1.7%
ADTRAN, Inc.(a)	1,300	31,993
ARRIS Group, Inc.*	3,550	50,942
Aruba Networks, Inc.*	3,200	49,152
Brocade Communications
Systems, Inc.*	11,756	67,715
Cisco Systems, Inc.	145,921	3,547,340
EchoStar Corp., Class A*	1,380	53,972
F5 Networks, Inc.*	2,200	151,360
Harris Corp.	3,200	157,600
InterDigital, Inc.	1,136	50,722
Ixia*	588	10,819
JDS Uniphase Corp.*	5,800	83,404
Juniper Networks, Inc.*	15,256	294,593
Motorola Solutions, Inc.	6,789	391,929
Netgear, Inc.*	200	6,108
Plantronics, Inc.	1,300	57,096
Polycom, Inc.*	4,800	50,592
QUALCOMM, Inc.	48,864	2,984,613
Riverbed Technology, Inc.*	4,100	63,796
Viasat, Inc.(a)*	1,100	78,606
		8,182,352
Computers & Peripherals — 3.2%
3D Systems Corp.(a)*	2,100	92,190
Apple, Inc.	25,557	10,122,617
Dell, Inc.	41,690	556,561
Diebold, Inc.(a)	1,500	50,535
Electronics for Imaging, Inc.*	1,099	31,091
EMC Corp.	58,549	1,382,927
Hewlett-Packard Co.	54,850	1,360,280
Lexmark International, Inc., Class A(a)	1,900	58,083
NCR Corp.*	4,800	158,352
NetApp, Inc.*	10,074	380,596
SanDisk Corp.*	6,600	403,260
Seagate Technology PLC	9,700	434,851
Stratasys Ltd.*	166	13,901
Synaptics, Inc.(a)*	900	34,704
Western Digital Corp.	6,300	391,167
		15,471,115
Construction & Engineering — 0.2%
Aecom Technology Corp.*	2,900	92,191
Chicago Bridge & Iron Co. NV	219	13,065
EMCOR Group, Inc.	1,700	69,105
Fluor Corp.	4,700	278,757
Jacobs Engineering Group, Inc.*	3,693	203,595
KBR, Inc.	4,376	142,220
MasTec, Inc.(a)*	2,200	72,380
Quanta Services, Inc.*	5,834	154,368
URS Corp.	2,200	103,884
		1,129,565

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Construction Materials — 0.1%
Eagle Materials, Inc.	1,100	$72,897
Martin Marietta Materials, Inc.(a)	1,200	118,104
Texas Industries, Inc.*	470	30,616
Vulcan Materials Co.	3,291	159,317
		380,934
Consumer Finance — 0.9%
American Express Co.	28,456	2,127,370
Capital One Financial Corp.	15,130	950,315
Cash America International, Inc.(a)	700	31,822
Credit Acceptance Corp.*	318	33,406
Discover Financial Services	13,836	659,147
First Cash Financial Services, Inc.*	800	39,368
Nelnet, Inc., Class A	600	21,654
Portfolio Recovery Associates, Inc.*	500	76,815
SLM Corp.	13,453	307,536
		4,247,433
Containers & Packaging — 0.3%
Aptargroup, Inc.	2,100	115,941
Ball Corp.	4,041	167,863
Bemis Co., Inc.(a)	3,200	125,248
Crown Holdings, Inc.*	4,100	168,633
Graphic Packaging Holding Co.*	5,578	43,174
Greif, Inc., Class A	600	31,602
MeadWestvaco Corp.	5,340	182,147
Owens-Illinois, Inc.*	5,000	138,950
Packaging Corp. of America	2,800	137,088
Rock-Tenn Co., Class A	1,989	198,661
Sealed Air Corp.	4,422	105,907
Silgan Holdings, Inc.	1,377	64,664
Sonoco Products Co.	2,800	96,796
		1,576,674
Distributors — 0.1%
Genuine Parts Co.(a)	4,405	343,898
LKQ Corp.*	8,300	213,725
Pool Corp.	1,200	62,892
		620,515
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A(a)*	2,750	48,730
Coinstar, Inc.(a)*	1,000	58,670
DeVry, Inc.(a)	1,900	58,938
Grand Canyon Education, Inc.*	1,100	35,453
H&R Block, Inc.	8,200	227,550
Hillenbrand, Inc.	1,501	35,589
Service Corp. International	5,765	103,943
Sotheby’s, Class A(a)	1,900	72,029
Weight Watchers International, Inc.	637	29,302
		670,204
Diversified Financial Services — 3.5%
Bank of America Corp.	310,587	3,994,149
CBOE Holdings, Inc.	2,300	107,272
Citigroup, Inc.	87,266	4,186,150
CME Group, Inc.	9,210	699,776
Gulf Coast Ultra Deep Royalty Trust*	2,975	6,069
IntercontinentalExchange, Inc.*	2,100	373,296
JPMorgan Chase & Co.	109,894	5,801,304
Leucadia National Corp.	9,316	244,266
MarketAxess Holdings, Inc.	1,100	51,425
McGraw-Hill Financial, Inc.	7,086	376,904
Moody’s Corp.	5,800	353,394
MSCI, Inc., Class A*	3,562	118,508
NASDAQ OMX Group, Inc. (The)	3,400	111,486
NYSE Euronext	6,700	277,380
		16,701,379
Diversified Telecommunication Services — 2.2%
AT&T, Inc.	152,225	5,388,765
CenturyLink, Inc.	17,085	603,955
Frontier Communications Corp.(a)	27,599	111,776
Level 3 Communications, Inc.(a)*	3,888	81,959
tw telecom, Inc.*	4,150	116,781
Verizon Communications, Inc.	80,814	4,068,177
Windstream Corp.(a)	14,992	115,588
		10,487,001
Electric Utilities — 1.8%
Allete, Inc.	1,000	49,850
American Electric Power Co., Inc.	14,100	631,398
Cleco Corp.	1,800	83,574
Duke Energy Corp.	20,425	1,378,688
Edison International	9,108	438,641
El Paso Electric Co.	1,200	42,372
Entergy Corp.	4,600	320,528
Exelon Corp.	24,683	762,211
FirstEnergy Corp.(a)	11,201	418,245
Great Plains Energy, Inc.	4,484	101,069
Hawaiian Electric Industries, Inc.(a)	2,800	70,868
IDACORP, Inc.	1,400	66,864
ITC Holdings Corp.(a)	1,518	138,593
MGE Energy, Inc.	500	27,380
NextEra Energy, Inc.	11,712	954,294
Northeast Utilities	9,240	388,265
NV Energy, Inc.	7,100	166,566
OGE Energy Corp.	2,900	197,780
Pepco Holdings, Inc.(a)	7,200	145,152
Pinnacle West Capital Corp.	3,200	177,504
PNM Resources, Inc.	2,100	46,599
Portland General Electric Co.(a)	2,100	64,239
PPL Corp.	17,100	517,446
Southern Co. (The)	24,658	1,088,158
UIL Holdings Corp.	1,433	54,812
UNS Energy Corp.	1,100	49,203
Westar Energy, Inc.(a)	3,298	105,404
Xcel Energy, Inc.	14,300	405,262
		8,890,965
Electrical Equipment — 0.8%
Acuity Brands, Inc.(a)	1,000	75,520
AMETEK, Inc.	6,862	290,263
AZZ, Inc.	700	26,992
Babcock & Wilcox Co. (The)	2,750	82,583
Belden, Inc.	1,500	74,895

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Electrical Equipment (Continued)
Brady Corp., Class A	1,600	$49,168
Eaton Corp. PLC	13,487	887,579
Emerson Electric Co.	19,849	1,082,564
EnerSys, Inc.	1,300	63,752
Franklin Electric Co., Inc.	1,200	40,380
Generac Holdings, Inc.	1,000	37,010
General Cable Corp.	1,400	43,050
Hubbell, Inc., Class B	1,505	148,995
Polypore International, Inc.(a)*	1,200	48,360
Regal-Beloit Corp.	1,100	71,324
Rockwell Automation, Inc.	3,944	327,904
Roper Industries, Inc.	2,800	347,816
Sensata Technologies Holding NV*	2,921	101,943
		3,800,098
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	4,503	350,964
Anixter International, Inc.*	800	60,648
Arrow Electronics, Inc.*	3,100	123,535
Avnet, Inc.*	4,122	138,499
Cognex Corp.	1,000	45,220
Coherent, Inc.	408	22,469
Corning, Inc.	41,324	588,040
Daktronics, Inc.	100	1,026
Dolby Laboratories, Inc., Class A(a)	1,500	50,175
FEI Co.	800	58,392
FLIR Systems, Inc.	4,400	118,668
Ingram Micro, Inc., Class A*	4,200	79,758
IPG Photonics Corp.	700	42,511
Itron, Inc.(a)*	1,000	42,430
Jabil Circuit, Inc.	4,900	99,862
Littelfuse, Inc.	680	50,735
Molex, Inc.(a)	1,900	55,746
Molex, Inc., Class A	2,000	49,720
National Instruments Corp.(a)	2,775	77,533
TE Connectivity Ltd.	11,461	521,934
Tech Data Corp.*	1,300	61,217
Trimble Navigation Ltd.*	7,428	193,202
Vishay Intertechnology, Inc.(a)*	4,830	67,089
		2,899,373
Energy Equipment & Services — 1.9%
Atwood Oceanics, Inc.(a)*	1,800	93,690
Baker Hughes, Inc.	11,956	551,530
Bristow Group, Inc.	900	58,788
Cameron International Corp.*	6,899	421,943
CARBO Ceramics, Inc.(a)	600	40,458
Core Laboratories NV	1,279	193,973
Diamond Offshore Drilling, Inc.(a)	2,000	137,580
Dresser-Rand Group, Inc.*	1,900	113,962
Dril-Quip, Inc.*	900	81,261
Era Group, Inc.*	500	13,075
Exterran Holdings, Inc.*	1,437	40,408
FMC Technologies, Inc.*	6,933	386,029
Halliburton Co.	26,940	1,123,937
Helix Energy Solutions Group, Inc.*	2,601	59,927
Helmerich & Payne, Inc.	3,200	199,840
Lufkin Industries, Inc.	911	80,596
McDermott International, Inc.(a)*	6,400	52,352
Nabors Industries Ltd.	8,100	124,011
National Oilwell Varco, Inc.	11,807	813,502
Noble Corp.	5,908	222,023
Oceaneering International, Inc.	3,200	231,040
Oil States International, Inc.*	1,400	129,696
Patterson-UTI Energy, Inc.	4,300	83,227
Rowan Companies PLC, Class A*	3,600	122,652
RPC, Inc.(a)	1,900	26,239
Schlumberger Ltd.	37,072	2,656,580
SEACOR Holdings, Inc.	500	41,525
Superior Energy Services, Inc.*	4,484	116,315
Tidewater, Inc.	1,400	79,758
Transocean Ltd.	10,078	483,240
Unit Corp.*	1,300	55,354
Weatherford International Ltd.*	21,400	293,180
		9,127,691
Food & Staples Retailing — 2.2%
Casey’s General Stores, Inc.	1,211	72,854
Costco Wholesale Corp.	12,620	1,395,394
CVS Caremark Corp.	34,429	1,968,650
Fresh Market, Inc. (The)(a)*	1,100	54,692
Harris Teeter Supermarkets, Inc.	1,400	65,604
Kroger Co. (The)	14,283	493,335
PriceSmart, Inc.(a)	500	43,815
Rite Aid Corp.(a)*	13,840	39,582
Safeway, Inc.(a)	7,235	171,180
Sysco Corp.(a)	17,126	585,024
United Natural Foods, Inc.*	1,100	59,389
Wal-Mart Stores, Inc.	51,525	3,838,097
Walgreen Co.	25,765	1,138,813
Weis Markets, Inc.(a)	600	27,042
Whole Foods Market, Inc.	9,600	494,208
		10,447,679
Food Products — 1.7%
Archer-Daniels-Midland Co.	18,177	616,382
B&G Foods, Inc.	1,370	46,649
Bunge Ltd.	3,900	276,003
Campbell Soup Co.(a)	5,400	241,866
ConAgra Foods, Inc.	12,027	420,103
Darling International, Inc.*	3,167	59,096
Dean Foods Co.*	5,184	51,944
Flowers Foods, Inc.	5,408	119,235
Fresh Del Monte Produce, Inc.	1,100	30,668
General Mills, Inc.	18,420	893,923
Green Mountain Coffee Roasters,
Inc.(a)*	3,700	277,722
Hain Celestial Group, Inc. (The)(a)*	1,000	64,970
Hershey Co. (The)(a)	4,400	392,832
Hillshire Brands Co.	3,596	118,956
Hormel Foods Corp.(a)	4,295	165,701
Ingredion, Inc.	2,100	137,802
J&J Snack Foods Corp.	200	15,560
J.M. Smucker Co. (The)	3,225	332,659
Kellogg Co.	7,400	475,302

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Food Products (Continued)
Kraft Foods Group, Inc.	16,390	$915,709
Lancaster Colony Corp.(a)	400	31,196
McCormick & Co., Inc.(a)	3,500	246,260
Mead Johnson Nutrition Co.	5,600	443,688
Mondelez International, Inc., Class A	47,706	1,361,052
Pilgrim’s Pride Corp.*	1,700	25,398
Post Holdings, Inc.*	720	31,435
Sanderson Farms, Inc.	278	18,465
Smithfield Foods, Inc.(a)*	4,200	137,550
Snyders-Lance, Inc.	954	27,103
Tootsie Roll Industries, Inc.(a)	412	13,093
TreeHouse Foods, Inc.*	1,116	73,143
Tyson Foods, Inc., Class A	8,302	213,195
WhiteWave Foods Co., Class A(a)*	1,324	21,515
WhiteWave Foods Co., Class B*	1,885	28,652
		8,324,827
Gas Utilities — 0.2%
AGL Resources, Inc.	3,357	143,881
Atmos Energy Corp.	2,600	106,756
National Fuel Gas Co.	2,000	115,900
New Jersey Resources Corp.(a)	1,150	47,759
Northwest Natural Gas Co.(a)	245	10,408
ONEOK, Inc.	5,700	235,467
Piedmont Natural Gas Co., Inc.	2,300	77,602
Questar Corp.	5,200	124,020
South Jersey Industries, Inc.(a)	800	45,928
Southwest Gas Corp.	1,343	62,839
UGI Corp.	3,276	128,124
WGL Holdings, Inc.(a)	1,400	60,508
		1,159,192
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	43,919	1,531,895
Alere, Inc.*	2,200	53,900
Align Technology, Inc.(a)*	1,900	70,376
Baxter International, Inc.	15,104	1,046,254
Becton Dickinson and Co.	5,260	519,846
Boston Scientific Corp.*	40,495	375,389
CareFusion Corp.*	5,900	217,415
Cooper Companies, Inc. (The)	1,446	172,146
Covidien PLC	13,070	821,319
CR Bard, Inc.	2,192	238,226
Cyberonics, Inc.*	600	31,176
DENTSPLY International, Inc.	3,734	152,945
Edwards Lifesciences Corp.*	3,200	215,040
Haemonetics Corp.*	1,600	66,160
Hill-Rom Holdings, Inc.	1,606	54,090
Hologic, Inc.*	7,396	142,743
Idexx Laboratories, Inc.(a)*	1,600	143,648
Integra LifeSciences Holdings
Corp.(a)*	418	15,311
Intuitive Surgical, Inc.*	1,100	557,238
Medtronic, Inc.	28,964	1,490,777
ResMed, Inc.(a)	4,200	189,546
Sirona Dental Systems, Inc.*	1,600	105,408
St. Jude Medical, Inc.	8,373	382,060
STERIS Corp.	1,600	68,608
Stryker Corp.	8,700	562,716
Teleflex, Inc.	1,064	82,449
Thoratec Corp.*	1,658	51,912
Varian Medical Systems, Inc.(a)*	3,000	202,350
West Pharmaceutical Services, Inc.	800	56,208
Zimmer Holdings, Inc.	4,880	365,707
		9,982,858
Health Care Providers & Services — 2.1%
Aetna, Inc.	11,034	701,100
Air Methods Corp.(a)	1,200	40,656
AmerisourceBergen Corp.	6,536	364,905
Brookdale Senior Living, Inc.*	2,500	66,100
Cardinal Health, Inc.	9,335	440,612
Centene Corp.*	1,500	78,690
Chemed Corp.(a)	700	50,701
CIGNA Corp.	8,300	601,667
Community Health Systems, Inc.	2,600	121,888
DaVita HealthCare Partners, Inc.*	2,700	326,160
Express Scripts Holding Co.*	22,433	1,383,892
HCA Holdings, Inc.	7,840	282,710
Health Management Associates, Inc.,
Class A*	6,472	101,740
Health Net, Inc.*	2,200	70,004
Healthsouth Corp.(a)*	2,658	76,550
Henry Schein, Inc.(a)*	2,586	247,610
Humana, Inc.	4,424	373,297
Laboratory Corp. of America
Holdings(a)*	2,700	270,270
LifePoint Hospitals, Inc.(a)*	1,533	74,872
Magellan Health Services, Inc.*	900	50,472
McKesson Corp.	6,500	744,250
Mednax, Inc.(a)*	1,400	128,212
Molina Healthcare, Inc.(a)*	700	26,026
MWI Veterinary Supply, Inc.(a)*	339	41,778
Omnicare, Inc.	3,300	157,443
Owens & Minor, Inc.(a)	1,650	55,820
Patterson Cos., Inc.	2,515	94,564
Quest Diagnostics, Inc.(a)	4,415	267,681
Team Health Holdings, Inc.*	1,900	78,033
Tenet Healthcare Corp.*	3,125	144,063
UnitedHealth Group, Inc.	27,446	1,797,164
Universal Health Services, Inc.,
Class B	2,600	174,096
VCA Antech, Inc.(a)*	2,600	67,834
WellCare Health Plans, Inc.*	1,093	60,716
WellPoint, Inc.	8,592	703,169
		10,264,745
Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.*	4,343	56,198
athenahealth, Inc.(a)*	1,111	94,124
Cerner Corp.*	4,000	384,360
		534,682
Hotels, Restaurants & Leisure — 1.9%
Bally Technologies, Inc.(a)*	1,100	62,062
Bob Evans Farms, Inc.	600	28,188

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Hotels, Restaurants & Leisure (Continued)
Brinker International, Inc.(a)	1,850	$72,946
Buffalo Wild Wings, Inc.(a)*	600	58,896
Carnival Corp.	12,634	433,220
Cheesecake Factory, Inc. (The)(a)	1,750	73,308
Chipotle Mexican Grill, Inc.*	800	291,480
Choice Hotels International, Inc.(a)	700	27,783
Cracker Barrel Old Country Store, Inc.	500	47,330
Darden Restaurants, Inc.	3,500	176,680
DineEquity, Inc.	400	27,548
Domino’s Pizza, Inc.(a)	1,490	86,643
Dunkin’ Brands Group, Inc.	2,843	121,737
Hyatt Hotels Corp., Class A(a)*	1,300	52,468
International Game Technology	7,300	121,983
Interval Leisure Group, Inc.(a)	303	6,036
Jack in the Box, Inc.*	1,000	39,290
Las Vegas Sands Corp.	11,200	592,816
Life Time Fitness, Inc.(a)*	1,300	65,143
Marriott International, Inc., Class A	7,066	285,254
Marriott Vacations Worldwide Corp.*	751	32,473
McDonald’s Corp.	28,884	2,859,516
MGM Resorts International*	10,400	153,712
Panera Bread Co., Class A*	700	130,158
Papa John’s International, Inc.*	500	32,685
Penn National Gaming, Inc.*	1,600	84,576
Royal Caribbean Cruises Ltd.	4,000	133,360
Six Flags Entertainment Corp.(a)	2,252	79,180
Starbucks Corp.	20,800	1,362,192
Starwood Hotels &
Resorts Worldwide, Inc.	5,300	334,907
Texas Roadhouse, Inc.	1,354	33,877
Vail Resorts, Inc.(a)	1,000	61,520
Wendy’s Co. (The)(a)	9,400	54,802
Wyndham Worldwide Corp.	4,021	230,122
Wynn Resorts Ltd.	2,264	289,792
Yum! Brands, Inc.	12,500	866,750
		9,410,433
Household Durables — 0.5%
DR Horton, Inc.(a)	8,800	187,264
Garmin Ltd.(a)	3,286	118,822
Harman International Industries, Inc.	1,900	102,980
Jarden Corp.*	2,982	130,462
Kid Brands, Inc.(a)*	100	154
Leggett & Platt, Inc.(a)	4,300	133,687
Lennar Corp., Class A(a)	4,500	162,180
M.D.C. Holdings, Inc.	1,229	39,955
Meritage Homes Corp.*	1,000	43,360
Mohawk Industries, Inc.*	1,643	184,821
Newell Rubbermaid, Inc.	8,200	215,250
NVR, Inc.*	100	92,200
PulteGroup, Inc.*	9,847	186,798
Ryland Group, Inc. (The)	1,100	44,110
Standard Pacific Corp.*	3,900	32,487
Tempur-Pedic International, Inc.*	1,800	79,020
Toll Brothers, Inc.*	4,500	146,835
Tupperware Brands Corp.	1,700	132,073
Whirlpool Corp.	2,067	236,382
		2,268,840
Household Products — 1.9%
Church & Dwight Co., Inc.	4,100	253,011
Clorox Co. (The)(a)	3,466	288,163
Colgate-Palmolive Co.	26,914	1,541,903
Energizer Holdings, Inc.	1,900	190,969
Kimberly-Clark Corp.	11,129	1,081,071
Procter & Gamble Co. (The)	72,438	5,577,002
Spectrum Brands Holdings, Inc.	817	46,463
		8,978,582
Independent Power Producers & Energy Traders — 0.1%
AES Corp.	18,700	224,213
Calpine Corp.*	8,894	188,820
Dynegy, Inc.(a)*	2,700	60,885
NRG Energy, Inc.	8,747	233,545
		707,463
Industrial Conglomerates — 2.1%
3M Co.	18,683	2,042,986
Carlisle Cos., Inc.	1,635	101,877
Danaher Corp.	16,051	1,016,028
General Electric Co.	297,028	6,888,080
		10,048,971
Insurance — 4.3%
ACE Ltd.	9,374	838,785
Aflac, Inc.	12,936	751,840
Alleghany Corp.*	427	163,673
Allied World Assurance Co.,
Holdings Ltd.	1,000	91,510
Allstate Corp. (The)	13,443	646,877
American Financial Group, Inc.	1,900	92,929
American International Group, Inc.*	38,114	1,703,696
American National Insurance Co.	189	18,800
Aon PLC	8,385	539,575
Arch Capital Group Ltd.*	3,938	202,453
Arthur J Gallagher & Co.	3,500	152,915
Aspen Insurance Holdings Ltd.	2,100	77,889
Assurant, Inc.	2,400	122,184
Assured Guaranty Ltd.	4,400	97,064
Axis Capital Holdings Ltd.	3,400	155,652
Berkshire Hathaway, Inc., Class B*	48,185	5,392,865
Brown & Brown, Inc.	3,300	106,392
Chubb Corp. (The)	7,007	593,143
Cincinnati Financial Corp.(a)	4,614	211,783
CNA Financial Corp.	6,091	198,688
CNO Financial Group, Inc.	6,200	80,352
Endurance Specialty Holdings Ltd.	1,200	61,740
Enstar Group Ltd.(a)*	300	39,894
Erie Indemnity Co., Class A	830	66,143
Everest Re Group Ltd.	1,700	218,042
Fidelity National Financial, Inc.,
Class A	6,204	147,717
First American Financial Corp.	3,300	72,732
Genworth Financial, Inc., Class A*	13,600	155,176
See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Insurance (Continued)
Hanover Insurance Group, Inc. (The)	1,100	$53,823
Hartford Financial Services Group, Inc.	12,100	374,132
HCC Insurance Holdings, Inc.	2,761	119,027
Kemper Corp.	1,200	41,100
Lincoln National Corp.	8,333	303,904
Loews Corp.	8,659	384,460
Markel Corp.*	300	158,085
Marsh & McLennan Cos., Inc.	14,894	594,568
MBIA, Inc.*	3,900	51,909
Mercury General Corp.	800	35,168
MetLife, Inc.	23,992	1,097,874
Montpelier Re Holdings Ltd.	1,300	32,513
Old Republic International Corp.	6,400	82,368
OneBeacon Insurance Group Ltd.,
Class A	200	2,896
PartnerRe Ltd.	1,567	141,908
Platinum Underwriters Holdings Ltd.	1,200	68,664
Primerica, Inc.	1,100	41,184
Principal Financial Group, Inc.	8,200	307,090
ProAssurance Corp.	1,800	93,888
Progressive Corp. (The)	16,000	406,720
Protective Life Corp.	2,200	84,502
Prudential Financial, Inc.	12,734	929,964
Reinsurance Group of America, Inc.	2,081	143,818
RenaissanceRe Holdings Ltd.	1,400	121,506
RLI Corp.(a)	500	38,205
Selective Insurance Group, Inc.	213	4,903
StanCorp Financial Group, Inc.(a)	1,400	69,174
Torchmark Corp.	2,700	175,878
Travelers Companies, Inc. (The)	10,928	873,366
Unum Group	8,151	239,395
Validus Holdings Ltd.	2,041	73,721
Willis Group Holdings PLC(a)	5,000	203,900
WR Berkley Corp.	3,405	139,128
XL Group PLC	8,756	265,482
		20,754,732
Internet & Catalog Retail — 1.1%
Amazon.com, Inc.*	10,049	2,790,507
Expedia, Inc.	2,864	172,269
Groupon, Inc.(a)*	7,600	64,600
HomeAway, Inc.(a)*	900	29,106
HSN, Inc.	900	48,348
Liberty Media Corp. - Interactive,
Class A*	14,737	339,098
Liberty Ventures, Series A*	781	66,393
NetFlix, Inc.(a)*	1,500	316,635
Priceline.com, Inc.*	1,331	1,100,910
Shutterfly, Inc.(a)*	1,000	55,790
TripAdvisor, Inc.*	3,164	192,593
		5,176,249
Internet Software & Services — 2.2%
Akamai Technologies, Inc.*	5,154	219,303
AOL, Inc.(a)*	3,127	114,073
CoStar Group, Inc.*	765	98,738
Dealertrack Technologies, Inc.*	900	31,887
eBay, Inc.*	33,508	1,733,034
Equinix, Inc.(a)*	1,371	253,251
Google, Inc., Class A*	7,189	6,328,980
IAC/InterActiveCorp.	2,253	107,153
j2 Global, Inc.(a)	1,500	63,765
LinkedIn Corp., Class A*	2,600	463,580
Pandora Media, Inc.(a)*	1,600	29,440
Rackspace Hosting, Inc.(a)*	2,900	109,881
Valueclick, Inc.*	1,964	48,471
VeriSign, Inc.*	4,300	192,038
WebMD Health Corp.(a)*	800	23,496
Yahoo!, Inc.*	33,102	831,191
		10,648,281
IT Services — 3.4%
Accenture PLC, Class A	18,743	1,348,746
Acxiom Corp.*	1,500	34,020
Alliance Data Systems Corp.(a)*	1,500	271,545
Amdocs Ltd.	4,430	164,309
Automatic Data Processing, Inc.	13,351	919,350
Booz Allen Hamilton Holding Corp.	23	400
Broadridge Financial Solutions, Inc.	3,675	97,682
Cardtronics, Inc.*	604	16,670
Cognizant Technology Solutions
Corp., Class A*	8,342	522,293
Computer Sciences Corp.	4,600	201,342
Convergys Corp.(a)	3,200	55,776
CoreLogic, Inc.*	2,308	53,476
DST Systems, Inc.	1,100	71,863
Euronet Worldwide, Inc.*	1,100	35,046
Fidelity National Information
Services, Inc.	6,698	286,942
Fiserv, Inc.*	3,750	327,787
FleetCor Technologies, Inc.*	1,630	132,519
Gartner, Inc., Class A*	2,400	136,776
Genpact Ltd.	5,390	103,704
Global Payments, Inc.	2,380	110,242
Heartland Payment Systems, Inc.(a)	300	11,175
International Business Machines Corp.	28,794	5,502,821
Jack Henry & Associates, Inc.	2,400	113,112
Lender Processing Services, Inc.	2,639	85,372
Mastercard, Inc., Class A	3,100	1,780,950
MAXIMUS, Inc.	1,000	74,480
NeuStar, Inc., Class A*	1,900	92,492
Paychex, Inc.(a)	9,362	341,900
SAIC, Inc.(a)	7,300	101,689
Sapient Corp.*	3,176	41,479
Syntel, Inc.	600	37,722
Teradata Corp.*	4,600	231,058
Total System Services, Inc.	4,582	112,167
VeriFone Systems, Inc.(a)*	2,900	48,749
Visa, Inc., Class A	14,063	2,570,013
Western Union Co. (The)(a)	17,126	293,026
WEX, Inc.(a)*	1,100	84,370
		16,413,063
Leisure Equipment & Products — 0.2%
Brunswick Corp.	2,397	76,584
Hasbro, Inc.(a)	3,300	147,939

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Leisure Equipment & Products (Continued)
Mattel, Inc.	9,500	$430,445
Polaris Industries, Inc.	1,800	171,000
		825,968
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	9,800	419,048
Bio-Rad Laboratories, Inc., Class A*	600	67,320
Bruker Corp.(a)*	2,900	46,835
Charles River Laboratories
International, Inc.*	1,388	56,950
Covance, Inc.*	1,600	121,824
Illumina, Inc.(a)*	3,620	270,921
Life Technologies Corp.*	4,823	356,950
Mettler-Toledo International, Inc.*	900	181,080
Parexel International Corp.(a)*	1,600	73,504
PerkinElmer, Inc.	2,900	94,250
Techne Corp.	1,000	69,080
Thermo Fisher Scientific, Inc.	10,250	867,457
Waters Corp.*	2,500	250,125
		2,875,344
Machinery — 2.0%
Actuant Corp., Class A(a)	1,500	49,455
AGCO Corp.	2,800	140,532
Barnes Group, Inc.	1,800	53,982
Briggs & Stratton Corp.(a)	800	15,840
Caterpillar, Inc.	18,350	1,513,691
Chart Industries, Inc.(a)*	800	75,272
CLARCOR, Inc.(a)	1,300	67,873
CNH Global NV	16	667
Colfax Corp.*	2,000	104,220
Crane Co.	1,500	89,880
Cummins, Inc.	4,800	520,608
Deere & Co.	10,166	825,987
Donaldson Co., Inc.	4,200	149,772
Dover Corp.	4,900	380,534
Flowserve Corp.	3,900	210,639
Gardner Denver, Inc.	1,500	112,770
Graco, Inc.	1,550	97,975
Harsco Corp.	2,000	46,380
IDEX Corp.	2,300	123,763
Illinois Tool Works, Inc.	11,400	788,538
Ingersoll Rand PLC	8,305	461,094
ITT Corp.	2,544	74,819
Joy Global, Inc.(a)	2,900	140,737
Kennametal, Inc.	2,100	81,543
Lincoln Electric Holdings, Inc.	2,243	128,457
Lindsay Corp.(a)	400	29,992
Manitowoc Co., Inc. (The)	3,300	59,103
Middleby Corp.*	500	85,045
Mueller Industries, Inc.	695	35,049
Navistar International Corp.(a)*	1,700	47,192
Nordson Corp.	1,500	103,965
Oshkosh Corp.*	2,600	98,722
PACCAR, Inc.	9,509	510,253
Pall Corp.	3,200	212,576
Parker Hannifin Corp.	4,209	401,539
Pentair Ltd.	5,664	326,756
Snap-On, Inc.	1,600	143,008
SPX Corp.	1,400	100,772
Stanley Black & Decker, Inc.	4,322	334,091
Terex Corp.*	2,600	68,380
Timken Co.	2,600	146,328
Toro Co. (The)	1,727	78,423
Trimas Corp.*	900	33,552
Trinity Industries, Inc.	2,400	92,256
Valmont Industries, Inc.	700	100,163
WABCO Holdings, Inc.*	1,899	141,836
Wabtec Corp.	2,800	149,604
Watts Water Technologies, Inc.,
Class A	900	40,806
Woodward, Inc.	1,500	60,000
Xylem, Inc.	5,089	137,098
		9,791,537
Marine — 0.0%
Kirby Corp.(a)*	1,600	127,264
Matson, Inc.	1,200	30,000
		157,264
Media — 3.7%
AMC Networks, Inc., Class A*	1,725	112,832
Cablevision Systems Corp.,
Class A(a)	6,000	100,920
CBS Corp., Class A(a)	1,300	63,453
CBS Corp., Class B	16,952	828,444
Charter Communications, Inc.,
Class A(a)*	1,752	216,985
Cinemark Holdings, Inc.	2,400	67,008
Clear Channel Outdoor Holdings, Inc.,
Class A*	1,565	11,675
Comcast Corp., Class A	57,583	2,411,576
Comcast Corp., Class A Special	14,250	565,298
CTC Media, Inc.	1,697	18,871
DIRECTV*	15,443	951,598
Discovery Communications, Inc.,
Class A*	4,220	325,826
Discovery Communications, Inc.,
Class C*	2,720	189,475
DISH Network Corp., Class A	6,000	255,120
DreamWorks Animation SKG, Inc.,
Class A(a)*	2,400	61,584
Gannett Co., Inc.	6,000	146,760
Interpublic Group of Cos., Inc. (The)	12,095	175,982
John Wiley & Sons, Inc., Class A(a)	1,300	52,117
Lamar Advertising Co., Class A*	1,800	78,120
Liberty Global PLC, Series A*	5,559	411,811
Liberty Global PLC, Series C*	4,322	293,421
Liberty Media Corp.*	3,157	400,181
Lions Gate Entertainment Corp.(a)*	1,900	52,193
Live Nation Entertainment, Inc.*	4,494	69,657
Loral Space & Communications, Inc.	365	21,893
Madison Square Garden Co. (The),
Class A*	1,825	108,131
Meredith Corp.(a)	900	42,930
Morningstar, Inc.(a)	700	54,306

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Media (Continued)
New York Times Co. (The),
Class A(a)*	3,300	$36,498
News Corp., Class A	43,644	1,422,794
News Corp., Class B	12,500	410,250
Omnicom Group, Inc.(a)	7,300	458,951
Regal Entertainment Group, Class A	2,586	46,289
Scripps Networks Interactive, Inc.,
Class A	2,435	162,561
Sinclair Broadcast Group, Inc.,
Class A(a)	2,000	58,760
Sirius XM Radio, Inc.	159,069	532,881
Starz - Liberty Capital*	3,257	71,980
Time Warner Cable, Inc.	8,458	951,356
Time Warner, Inc.	27,300	1,578,486
Viacom, Inc., Class A	294	20,121
Viacom, Inc., Class B	12,739	866,889
Walt Disney Co. (The)	46,792	2,954,915
Washington Post Co. (The),
Class B(a)	100	48,377
		17,709,275
Metals & Mining — 0.6%
Alcoa, Inc.(a)	30,700	240,074
Allegheny Technologies, Inc.(a)	2,400	63,144
Allied Nevada Gold Corp.(a)*	2,115	13,705
Carpenter Technology Corp.	1,300	58,591
Cliffs Natural Resources, Inc.(a)	4,187	68,039
Coeur Mining, Inc.*	2,464	32,771
Commercial Metals Co.	3,500	51,695
Compass Minerals International, Inc.	1,000	84,530
Freeport-McMoRan Copper &
Gold, Inc.	26,360	727,800
Newmont Mining Corp.	13,200	395,340
Nucor Corp.	8,994	389,620
Reliance Steel & Aluminum Co.	2,000	131,120
Royal Gold, Inc.(a)	1,700	71,536
Southern Copper Corp.	4,904	135,449
Steel Dynamics, Inc.	5,800	86,478
Stillwater Mining Co.(a)*	2,565	27,548
United States Steel Corp.(a)	3,923	68,770
Walter Energy, Inc.(a)	1,775	18,460
Worthington Industries, Inc.(a)	1,900	60,249
		2,724,919
Multi-Utilities — 1.2%
Alliant Energy Corp.	3,200	161,344
Ameren Corp.	7,000	241,080
Avista Corp.	1,800	48,636
Black Hills Corp.	1,300	63,375
Centerpoint Energy, Inc.	11,850	278,357
CMS Energy Corp.	7,678	208,611
Consolidated Edison, Inc.	8,598	501,349
Dominion Resources, Inc.	16,693	948,496
DTE Energy Co.	4,900	328,349
Integrys Energy Group, Inc.	2,277	133,273
MDU Resources Group, Inc.	5,425	140,562
NiSource, Inc.	8,852	253,521
NorthWestern Corp.	1,000	39,900
PG&E Corp.	12,658	578,850
Public Service Enterprise Group, Inc.	14,621	477,522
SCANA Corp.	3,800	186,580
Sempra Energy	6,500	531,440
TECO Energy, Inc.(a)	5,800	99,702
Vectren Corp.	2,300	77,809
Wisconsin Energy Corp.	6,553	268,608
		5,567,364
Multiline Retail — 0.7%
Big Lots, Inc.*	1,700	53,601
Dillard’s, Inc., Class A	1,096	89,839
Dollar General Corp.*	8,600	433,698
Dollar Tree, Inc.*	6,616	336,358
Family Dollar Stores, Inc.	2,662	165,869
J.C. Penney Co., Inc.(a)*	4,700	80,276
Kohl’s Corp.	6,410	323,769
Macy’s, Inc.	11,100	532,800
Nordstrom, Inc.	4,600	275,724
Saks, Inc.(a)*	3,600	49,104
Sears Holdings Corp.(a)*	1,189	50,033
Target Corp.	17,300	1,191,278
		3,582,349
Office Electronics — 0.1%
Xerox Corp.	38,122	345,767
Zebra Technologies Corp., Class A*	1,575	68,418
		414,185
Oil, Gas & Consumable Fuels — 7.9%
Alpha Natural Resources, Inc.(a)*	4,288	22,469
Anadarko Petroleum Corp.	14,200	1,220,206
Apache Corp.	11,008	922,801
Berry Petroleum Co., Class A	1,600	67,712
Bonanza Creek Energy, Inc.*	800	28,368
Cabot Oil & Gas Corp.	6,000	426,120
Cheniere Energy, Inc.*	5,900	163,784
Chesapeake Energy Corp.	18,800	383,144
Chevron Corp.	55,238	6,536,865
Cimarex Energy Co.	2,410	156,626
Cobalt International Energy, Inc.*	6,460	171,642
Concho Resources, Inc.*	2,800	234,416
ConocoPhillips	32,170	1,946,285
Consol Energy, Inc.	6,000	162,600
Continental Resources, Inc.(a)*	1,300	111,878
CVR Energy, Inc.(b)*	1,522	—
Delek US Holdings, Inc.	700	20,146
Denbury Resources, Inc.(a)*	11,108	192,391
Devon Energy Corp.	10,849	562,846
Energen Corp.	2,100	109,746
Energy XXI Bermuda Ltd.(a)	1,891	41,942
EOG Resources, Inc.	7,600	1,000,768
EPL Oil & Gas, Inc.*	800	23,488
EQT Corp.	4,277	339,465
Exxon Mobil Corp.	125,284	11,319,409
Gulfport Energy Corp.*	2,029	95,505
Hess Corp.	9,000	598,410
HollyFrontier Corp.	5,894	252,145

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Oil, Gas & Consumable Fuels (Continued)
Kinder Morgan, Inc.	25,550	$974,733
Kodiak Oil & Gas Corp.(a)*	7,300	64,897
Kosmos Energy Ltd.*	3,400	34,544
Marathon Oil Corp.	19,543	675,797
Marathon Petroleum Corp.	9,901	703,565
Murphy Oil Corp.	5,221	317,907
Newfield Exploration Co.*	3,900	93,171
Noble Energy, Inc.	10,318	619,493
Oasis Petroleum, Inc.*	2,012	78,206
Occidental Petroleum Corp.	21,783	1,943,697
PDC Energy, Inc.*	796	40,978
Peabody Energy Corp.	7,900	115,656
Phillips 66	16,790	989,099
Pioneer Natural Resources Co.	3,702	535,865
QEP Resources, Inc.	5,200	144,456
Range Resources Corp.	4,700	363,404
Rosetta Resources, Inc.(a)*	1,700	72,284
SandRidge Energy, Inc.(a)*	10,354	49,285
SemGroup Corp., Class A	900	48,474
SM Energy Co.	1,900	113,962
Southwestern Energy Co.*	10,000	365,300
Spectra Energy Corp.	18,024	621,107
Targa Resources Corp.	900	57,897
Teekay Corp.(a)	1,000	40,630
Tesoro Corp.	3,900	204,048
Ultra Petroleum Corp.(a)*	4,500	89,190
Valero Energy Corp.	16,218	563,900
Western Refining, Inc.(a)	2,000	56,140
Whiting Petroleum Corp.*	3,200	147,488
Williams Companies, Inc. (The)	18,800	610,436
World Fuel Services Corp.(a)	2,000	79,960
WPX Energy, Inc.(a)*	5,633	106,689
		38,033,435
Paper & Forest Products — 0.2%
Buckeye Technologies, Inc.	100	3,704
Domtar Corp.	1,000	66,500
International Paper Co.	12,145	538,145
KapStone Paper and Packaging Corp.	700	28,126
Louisiana-Pacific Corp.*	3,700	54,723
Schweitzer-Mauduit International, Inc.	733	36,562
		727,760
Personal Products — 0.2%
Avon Products, Inc.	12,500	262,875
Estee Lauder Companies, Inc. (The), Class A	6,900	453,813
Herbalife Ltd.(a)	2,700	121,878
Nu Skin Enterprises, Inc., Class A	1,488	90,947
Prestige Brands Holdings, Inc.*	1,208	35,201
		964,714
Pharmaceuticals — 5.1%
AbbVie, Inc.	43,619	1,803,209
Actavis, Inc.*	3,900	492,258
Allergan, Inc.	8,496	715,703
Bristol-Myers Squibb Co.	47,300	2,113,837
Eli Lilly & Co.	29,200	1,434,304
Endo Health Solutions, Inc.*	3,209	118,059
Forest Laboratories, Inc.*	7,847	321,727
Hospira, Inc.(a)*	4,720	180,823
Impax Laboratories, Inc.*	1,700	33,915
Jazz Pharmaceuticals PLC*	1,400	96,222
Johnson & Johnson	74,495	6,396,141
Medicines Co. (The)*	1,632	50,200
Merck & Co., Inc.	86,133	4,000,878
Mylan, Inc.*	11,425	354,518
Perrigo Co.	2,500	302,500
Pfizer, Inc.	152,326	4,266,651
Questcor Pharmaceuticals, Inc.	1,600	72,736
Salix Pharmaceuticals Ltd.*	1,900	125,685
Viropharma, Inc.(a)*	1,800	51,570
Warner Chilcott PLC, Class A	6,087	121,010
Zoetis, Inc.	48,010	1,483,037
		24,534,983
Professional Services — 0.3%
Acacia Research Corp.	428	9,566
Advisory Board Co. (The)*	1,000	54,650
Corporate Executive Board Co. (The)	1,000	63,220
Dun & Bradstreet Corp.(a)	1,200	116,940
Equifax, Inc.	3,389	199,714
IHS, Inc., Class A*	1,600	167,008
Manpowergroup, Inc.	2,400	131,520
Nielsen Holdings NV	5,037	169,193
On Assignment, Inc.*	1,277	34,121
Robert Half International, Inc.	3,700	122,951
Towers Watson & Co., Class A	2,000	163,880
Verisk Analytics, Inc., Class A*	3,957	236,233
		1,468,996
Real Estate Investment Trusts (REITs) — 0.0%
Geo Group, Inc. (The)	1,958	66,474
Ryman Hospitality Properties(a)	1,358	52,976
		119,450
Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc.*	1,200	47,700
Altisource Asset Management Corp.(a)*	40	10,800
Altisource Portfolio Solutions SA*	400	37,632
Altisource Residential Corp., Class B(a)*	133	2,220
CBRE Group, Inc.*	8,900	207,904
Forest City Enterprises, Inc., Class A*	3,600	64,476
Howard Hughes Corp. (The)*	789	88,439
Jones Lang LaSalle, Inc.	1,100	100,254
St. Joe Co. (The)(a)*	1,588	33,427
		592,852
Road & Rail — 1.0%
AMERCO	300	48,570
Avis Budget Group, Inc.*	2,328	66,930
Con-way, Inc.	1,500	58,440
CSX Corp.	28,209	654,167
Genesee & Wyoming, Inc., Class A*	1,300	110,292

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Road & Rail (Continued)
Hertz Global Holdings, Inc.*	10,600	$262,880
JB Hunt Transport Services, Inc.	2,700	195,048
Kansas City Southern	3,100	328,476
Knight Transportation, Inc.(a)	300	5,046
Landstar System, Inc.	1,200	61,800
Norfolk Southern Corp.	8,704	632,345
Old Dominion Freight Line, Inc.*	2,137	88,942
Ryder System, Inc.	1,600	97,264
Swift Transportation Co.*	2,254	37,281
Union Pacific Corp.	13,400	2,067,352
Werner Enterprises, Inc.(a)	1,200	29,004
		4,743,837
Semiconductors & Semiconductor Equipment — 2.1%
Advanced Micro Devices, Inc.(a)*	14,087	57,475
Altera Corp.	9,023	297,669
Analog Devices, Inc.	8,800	396,528
Applied Materials, Inc.	34,500	514,395
ASML Holding NV	805	63,676
Atmel Corp.*	12,900	94,815
Avago Technologies Ltd.	7,100	265,398
Broadcom Corp., Class A	14,202	479,460
Cree, Inc.(a)*	3,100	197,966
Entegris, Inc.*	3,137	29,456
Fairchild Semiconductor International, Inc.*	3,875	53,475
First Solar, Inc.*	1,600	71,568
Freescale Semiconductor Ltd.(a)*	1,800	24,390
Hittite Microwave Corp.(a)*	800	46,400
Intel Corp.	134,522	3,258,123
International Rectifier Corp.*	500	10,470
Kla-Tencor Corp.	4,900	273,077
Lam Research Corp.*	4,962	220,015
Linear Technology Corp.	6,500	239,460
LSI Corp.*	14,994	107,057
Marvell Technology Group Ltd.	12,700	148,717
Maxim Integrated Products, Inc.	8,300	230,574
Microchip Technology, Inc.(a)	5,350	199,287
Micron Technology, Inc.*	27,301	391,223
Microsemi Corp.*	2,900	65,975
MKS Instruments, Inc.	1,300	34,502
NVIDIA Corp.(a)	16,500	231,495
ON Semiconductor Corp.*	11,830	95,586
PMC - Sierra, Inc.*	4,400	27,940
RF Micro Devices, Inc.*	6,700	35,845
Semtech Corp.*	1,800	63,054
Silicon Laboratories, Inc.*	1,400	57,974
Skyworks Solutions, Inc.*	5,200	113,828
SunEdison, Inc.(a)*	1,549	12,655
SunPower Corp.(a)*	395	8,177
Teradyne, Inc.(a)*	5,500	96,635
Texas Instruments, Inc.(a)	31,803	1,108,971
Veeco Instruments, Inc.(a)*	946	33,507
Xilinx, Inc.	7,367	291,807
		9,948,625
Software — 3.5%
Activision Blizzard, Inc.	13,438	191,626
Adobe Systems, Inc.*	14,608	665,540
Advent Software, Inc.*	900	31,554
ANSYS, Inc.(a)*	2,600	190,060
Aspen Technology, Inc.*	2,799	80,583
Autodesk, Inc.*	6,300	213,822
BMC Software, Inc.*	4,000	180,560
CA, Inc.	9,376	268,435
Cadence Design Systems, Inc.*	7,900	114,392
Citrix Systems, Inc.*	5,079	306,416
Commvault Systems, Inc.*	1,260	95,621
Compuware Corp.	5,600	57,960
Concur Technologies, Inc.(a)*	1,400	113,932
Electronic Arts, Inc.*	9,400	215,918
Factset Research Systems, Inc.(a)	1,250	127,425
Fair Isaac Corp.	950	43,539
Fortinet, Inc.*	2,600	45,500
Guidewire Software, Inc.(a)*	1,100	46,255
Informatica Corp.*	3,000	104,940
Intuit, Inc.	7,747	472,799
Manhattan Associates, Inc.*	600	46,296
Mentor Graphics Corp.	3,300	64,515
Micros Systems, Inc.(a)*	2,300	99,245
Microsoft Corp.	207,059	7,149,747
NetSuite, Inc.*	788	72,291
Nuance Communications, Inc.(a)*	6,700	123,146
Oracle Corp.	104,058	3,196,662
Progress Software Corp.*	1,950	44,870
PTC, Inc.*	3,480	85,364
QLIK Technologies, Inc.*	2,100	59,367
Red Hat, Inc.*	5,400	258,228
Rovi Corp.*	3,151	71,969
Salesforce.com, Inc.*	14,800	565,064
Solarwinds, Inc.*	1,750	67,917
Solera Holdings, Inc.	1,984	110,410
SS&C Technologies Holdings, Inc.*	1,395	45,896
Symantec Corp.	20,392	458,208
Synopsys, Inc.*	4,200	150,150
Take-Two Interactive Software, Inc.*	2,200	32,934
TIBCO Software, Inc.*	4,600	98,440
Tyler Technologies, Inc.*	700	47,985
Ultimate Software Group, Inc.(a)*	700	82,103
Verint Systems, Inc.*	1,376	48,807
VMware, Inc.*	2,247	150,527
Zynga, Inc., Class A(a)*	15,300	42,534
		16,739,552
Specialty Retail — 2.5%
Aaron’s, Inc.	2,250	63,023
Abercrombie & Fitch Co., Class A	2,500	113,125
Advance Auto Parts, Inc.	2,100	170,457
American Eagle Outfitters, Inc.	4,750	86,735
Ann, Inc.*	1,550	51,460
Ascena Retail Group, Inc.*	4,000	69,800
AutoNation, Inc.*	961	41,698
AutoZone, Inc.*	960	406,742
Bed Bath & Beyond, Inc.*	6,421	455,249
Best Buy Co., Inc.	8,309	227,085

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Specialty Retail (Continued)
Buckle, Inc. (The)(a)	900	$46,818
Cabela’s, Inc.*	1,100	71,236
Carmax, Inc.*	6,646	306,779
Chico’s FAS, Inc.	5,400	92,124
Conn’s, Inc.*	800	41,408
CST Brands, Inc.(a)*	1,802	55,520
Dick’s Sporting Goods, Inc.(a)	2,800	140,168
DSW, Inc., Class A	845	62,082
Express, Inc.*	2,100	44,037
Foot Locker, Inc.	4,100	144,033
GameStop Corp., Class A(a)	3,288	138,195
Gap, Inc. (The)	8,420	351,367
Genesco, Inc.*	700	46,893
GNC Holdings, Inc., Class A	2,614	115,565
Group 1 Automotive, Inc.(a)	500	32,165
Guess?, Inc.	1,900	58,957
Hibbett Sports, Inc.(a)*	700	38,850
Home Depot, Inc. (The)	39,908	3,091,673
L Brands, Inc.	6,978	343,666
Lithia Motors, Inc., Class A	600	31,986
Lowe’s Cos., Inc.	29,674	1,213,667
Lumber Liquidators Holdings, Inc.(a)*	230	17,910
Men’s Wearhouse, Inc. (The)	1,750	66,237
Monro Muffler Brake, Inc.(a)	836	40,170
O’Reilly Automotive, Inc.*	3,100	349,122
Office Depot, Inc.(a)*	1,500	5,805
Penske Auto Group, Inc.	1,318	40,252
PetSmart, Inc.	3,057	204,788
Pier 1 Imports, Inc.	3,200	75,168
Rent-A-Center, Inc.(a)	1,700	63,835
Ross Stores, Inc.	6,200	401,822
Sally Beauty Holdings, Inc.*	4,602	143,122
Signet Jewelers Ltd.	2,400	161,832
Sonic Automotive, Inc., Class A	1,100	23,254
Staples, Inc.(a)	19,850	314,821
Tiffany & Co.	3,406	248,093
TJX Cos., Inc.	20,283	1,015,367
Tractor Supply Co.	1,900	223,459
Ulta Salon Cosmetics & Fragrance, Inc.(a)*	1,600	160,256
Urban Outfitters, Inc.*	3,400	136,748
Vitamin Shoppe, Inc.*	600	26,904
Williams-Sonoma, Inc.	2,400	134,136
		12,005,664
Textiles, Apparel & Luxury Goods — 0.8%
Carter’s, Inc.	1,400	103,698
Coach, Inc.	7,810	445,873
Columbia Sportswear Co.(a)	400	25,060
Crocs, Inc.*	2,100	34,650
Deckers Outdoor Corp.(a)*	400	20,204
Fifth & Pacific Cos., Inc.*	3,527	78,793
Fossil Group, Inc.*	1,369	141,431
Hanesbrands, Inc.	2,901	149,169
Iconix Brand Group, Inc.*	1,972	57,997
Lululemon Athletica, Inc.(a)*	2,200	144,144
Michael Kors Holdings Ltd.*	4,100	254,282
NIKE, Inc., Class B	19,897	1,267,041
PVH Corp.	2,282	285,364
Ralph Lauren Corp.	1,800	312,732
Steven Madden Ltd.*	1,096	53,025
Under Armour, Inc., Class A(a)*	2,200	131,362
VF Corp.	2,500	482,650
Wolverine World Wide, Inc.(a)	1,600	87,376
		4,074,851
Thrifts & Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	3,239	39,322
Hudson City Bancorp, Inc.	13,407	122,808
New York Community Bancorp, Inc.(a)	10,665	149,310
Northwest Bancshares, Inc.	1,875	25,331
Ocwen Financial Corp.*	3,000	123,660
People’s United Financial, Inc.(a)	9,310	138,719
TFS Financial Corp.(a)*	2,631	29,467
Washington Federal, Inc.	2,947	55,639
		684,256
Tobacco — 1.4%
Altria Group, Inc.	53,622	1,876,234
Lorillard, Inc.	10,300	449,904
Philip Morris International, Inc.	44,612	3,864,291
Reynolds American, Inc.	9,467	457,919
Vector Group Ltd.	2,024	32,829
		6,681,177
Trading Companies & Distributors — 0.3%
Applied Industrial Technologies, Inc.	964	46,590
Beacon Roofing Supply, Inc.(a)*	1,400	53,032
Fastenal Co.	7,980	365,883
GATX Corp.	1,100	52,173
MSC Industrial Direct Co., Class A	1,400	108,444
TAL International Group, Inc.(a)*	371	16,165
Textainer Group Holdings Ltd.(a)	621	23,871
United Rentals, Inc.(a)*	1,657	82,701
Watsco, Inc.(a)	800	67,168
WESCO International, Inc.(a)*	1,100	74,756
WW Grainger, Inc.	1,700	428,706
		1,319,489
Water Utilities — 0.1%
American Water Works Co., Inc.	5,200	214,396
Aqua America, Inc.(a)	4,034	126,224
		340,620
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp.*	8,103	586,576
SBA Communications Corp., Class A*	3,678	272,613
Sprint Nextel Corp.*	85,067	597,170
T-Mobile US, Inc.*	4,200	104,202
Telephone & Data Systems, Inc.	2,213	54,551
United States Cellular Corp.	100	3,669
		1,618,781
TOTAL COMMON STOCKS (Identified Cost $256,302,773)		459,143,539

See notes to financial statements.

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
MUTUAL FUNDS — 4.0%
Other — 4.0%
DFA U.S. Micro Cap Portfolio	1,131,252	$19,378,352

TOTAL MUTUAL FUNDS (Identified Cost $12,647,504)		19,378,352

SHORT-TERM INVESTMENTS — 0.7%
Other — 0.7%
SSgA Government Money Market Fund	1	1
SSgA Money Market Fund	3,284,210	3,284,210
		3,284,211
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,284,211)		3,284,211

COLLATERAL FOR SECURITIES ON LOAN — 5.3%
Short-Term — 5.3%
State Street Navigator Securities Lending Prime Portfolio	25,779,577	25,779,577

TOTAL COLLATERAL FOR SECURITIES ON LOAN (Identified Cost $25,779,577)		25,779,577

Total Investments — 105.2% (Identified Cost $298,014,065)#		507,585,679
Liabilities, Less Cash and Other Assets — (5.2%)		(25,167,901)
Net Assets — 100.0%		$482,417,778

†	See Note 1.
*	Non-income producing security.
(a)	A portion or all of the security/securities were held on loan. As of June 30, 2013, the market value of the securities on loan was $25,464,485.
(b)	Contingent value rights based on future performance.
#	At June 30, 2013 the aggregate cost of investment securities for U.S. federal income tax purposes was $298,424,700. Net unrealized appreciation aggregated $209,160,979 of which $215,318,305 related to appreciated investment securities and $6,157,326 related to depreciated investment securities.

Portfolio Sectors
(% of portfolio market value)

See notes to financial statements.

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013

	SHARES	VALUE†
COMMON STOCKS — 98.8%
Aerospace & Defense — 1.1%
Engility Holdings, Inc.(a)*	1,422	$40,413
L-3 Communications Holdings, Inc.	12,129	1,039,941
Northrop Grumman Corp.	34,405	2,848,734
Triumph Group, Inc.	2,759	218,375
		4,147,463
Air Freight & Logistics — 0.4%
FedEx Corp.	15,568	1,534,694

Airlines — 0.4%
Southwest Airlines Co.	117,519	1,514,820

Auto Components — 0.1%
Autoliv, Inc.(a)	1,011	78,241
Johnson Controls, Inc.	5,190	185,750
Lear Corp.	2,403	145,286
TRW Automotive Holdings Corp.*	1,137	75,542
		484,819
Automobiles — 0.7%
General Motors Co.*	80,205	2,671,629

Beverages — 0.7%
Beam, Inc.	421	26,569
Constellation Brands, Inc., Class A*	24,769	1,290,960
Molson Coors Brewing Co., Class B	24,745	1,184,296
		2,501,825
Building Products — 0.3%
Fortune Brands Home & Security, Inc.	10,031	388,601
Owens Corning*	18,618	727,591
		1,116,192
Capital Markets — 2.8%
American Capital Ltd.*	27,068	342,952
Bank of New York Mellon Corp. (The)	105,462	2,958,209
E*Trade Financial Corp.*	4,261	53,944
Goldman Sachs Group, Inc. (The)	13,319	2,014,499
Legg Mason, Inc.(a)	17,377	538,861
Morgan Stanley	201,264	4,916,879
		10,825,344
Chemicals — 0.5%
Ashland, Inc.	12,433	1,038,155
Cytec Industries, Inc.	2,038	149,284
Mosaic Co. (The)	10,244	551,230
		1,738,669
Commercial Banks — 1.6%
Comerica, Inc.	1,251	49,827
First Niagara Financial Group, Inc.(a)	3,894	39,213
KeyCorp.	119,459	1,318,827
PNC Financial Services Group, Inc.	1,411	102,890
Regions Financial Corp.	187,003	1,782,139
SunTrust Banks, Inc.	66,268	2,092,081
Zions Bancorporation(a)	24,798	716,166
		6,101,143
Commercial Services & Supplies — 0.6%
ADT Corp. (The)*	21,705	864,944
KAR Auction Services, Inc.	9,902	226,459
Republic Services, Inc.	39,654	1,345,857
		2,437,260
Communications Equipment — 0.1%
Juniper Networks, Inc.*	19,836	383,033

Computers & Peripherals — 2.0%
Hewlett-Packard Co.	218,404	5,416,419
SanDisk Corp.*	6,110	373,321
Western Digital Corp.	28,674	1,780,369
		7,570,109
Construction & Engineering — 0.3%
Aecom Technology Corp.*	639	20,314
Jacobs Engineering Group, Inc.*	3,978	219,307
KBR, Inc.	1,855	60,288
Quanta Services, Inc.*	17,042	450,931
URS Corp.	12,060	569,473
		1,320,313
Construction Materials — 0.2%
Vulcan Materials Co.	19,042	921,823

Consumer Finance — 0.7%
Capital One Financial Corp.	41,516	2,607,620

Containers & Packaging — 0.4%
MeadWestvaco Corp.	27,613	941,879
Rock-Tenn Co., Class A	3,337	333,300
Sealed Air Corp.	5,123	122,696
		1,397,875
Diversified Consumer Services — 0.0%
Service Corp. International	5,883	106,071

Diversified Financial Services — 9.7%
Bank of America Corp.	924,802	11,892,953
Citigroup, Inc.	309,142	14,829,542
CME Group, Inc.	50,465	3,834,330
JPMorgan Chase & Co.	109,306	5,770,264
Leucadia National Corp.	1,986	52,073
NASDAQ OMX Group, Inc. (The)	26,025	853,360
NYSE Euronext	2,652	109,793
		37,342,315
Diversified Telecommunication Services — 4.6%
AT&T, Inc.	420,258	14,877,133
CenturyLink, Inc.(a)	74,065	2,618,198
Frontier Communications Corp.(a)	41,385	167,609
		17,662,940
Electrical Equipment — 0.6%
Eaton Corp. PLC	36,445	2,398,446
Regal-Beloit Corp.	200	12,968
		2,411,414

See notes to financial statements.

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Electronic Equipment, Instruments & Components — 1.0%
Arrow Electronics, Inc.*	16,754	$667,647
Avnet, Inc.*	21,600	725,760
Corning, Inc.	141,517	2,013,787
Ingram Micro, Inc., Class A*	22,053	418,787
Jabil Circuit, Inc.	1,788	36,439
Molex, Inc.	742	21,770
		3,884,190
Energy Equipment & Services — 2.9%
Baker Hughes, Inc.	36,923	1,703,258
Helmerich & Payne, Inc.(a)	16,667	1,040,854
Nabors Industries Ltd.	31,516	482,510
National Oilwell Varco, Inc.	50,996	3,513,624
Noble Corp.	19,437	730,443
Patterson-UTI Energy, Inc.	20,710	400,842
Rowan Companies PLC, Class A*	19,250	655,848
Superior Energy Services, Inc.*	2,844	73,773
Tidewater, Inc.(a)	866	49,336
Transocean Ltd.	38,976	1,868,899
Weatherford International Ltd.*	36,840	504,708
		11,024,095
Food & Staples Retailing — 3.0%
CVS Caremark Corp.	186,416	10,659,267
Safeway, Inc.(a)	38,038	899,979
		11,559,246
Food Products — 4.0%
Archer-Daniels-Midland Co.	99,436	3,371,875
Bunge Ltd.	16,893	1,195,517
J.M. Smucker Co. (The)	17,926	1,849,067
Kraft Foods Group, Inc.	243	13,576
Mondelez International, Inc., Class A	241,754	6,897,242
Seaboard Corp.	76	205,808
Smithfield Foods, Inc.*	23,763	778,238
Tyson Foods, Inc., Class A	45,507	1,168,620
		15,479,943
Gas Utilities — 0.0%
UGI Corp.	1,385	54,167

Health Care Equipment & Supplies — 1.0%
Boston Scientific Corp.*	201,115	1,864,336
CareFusion Corp.*	29,859	1,100,304
Hologic, Inc.*	39,197	756,502
Teleflex, Inc.	3,080	238,670
		3,959,812
Health Care Providers & Services — 3.8%
Aetna, Inc.	61,488	3,906,947
CIGNA Corp.	9,998	724,755
Community Health Systems, Inc.	1,389	65,116
Express Scripts Holding Co.*	21,830	1,346,693
Humana, Inc.(a)	23,386	1,973,311
Omnicare, Inc.	17,426	831,394
UnitedHealth Group, Inc.	18,837	1,233,447
Universal Health Services, Inc., Class B	537	35,958
WellPoint, Inc.	52,818	4,322,625
		14,440,246
Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	90,764	3,112,298
Hyatt Hotels Corp., Class A(a)*	949	38,302
MGM Resorts International*	77,590	1,146,780
Penn National Gaming, Inc.*	8,576	453,327
Royal Caribbean Cruises Ltd.	34,910	1,163,899
		5,914,606
Household Durables — 0.5%
Lennar Corp., Class A.	1,533	55,249
Mohawk Industries, Inc.*	11,468	1,290,035
Toll Brothers, Inc.*	12,234	399,196
Whirlpool Corp.	175	20,013
		1,764,493
Independent Power Producers & Energy Traders — 0.3%
NRG Energy, Inc.	48,074	1,283,576

Industrial Conglomerates — 2.8%
General Electric Co.	466,390	10,815,584

Insurance — 10.1%
Alleghany Corp.*	171	65,546
Allied World Assurance Co., Holdings Ltd.	5,578	510,443
Allstate Corp. (The)	9,931	477,880
American Financial Group, Inc.	14,278	698,337
American International Group, Inc.*	212,918	9,517,434
American National Insurance Co.(a)	2,000	198,940
Assurant, Inc.	13,249	674,506
Assured Guaranty Ltd.	2,385	52,613
Axis Capital Holdings Ltd.	19,277	882,501
CNA Financial Corp.	19,221	626,989
Everest Re Group Ltd.(a)	5,572	714,665
Genworth Financial, Inc., Class A*	74,443	849,395
Hartford Financial Services Group, Inc.	57,273	1,770,881
Lincoln National Corp.(a)	35,189	1,283,343
Loews Corp.	64,227	2,851,679
Markel Corp.(a)*	21	11,066
MetLife, Inc.	149,973	6,862,764
Old Republic International Corp.	41,075	528,635
PartnerRe Ltd.	6,316	571,977
Principal Financial Group, Inc.	15,417	577,367
Prudential Financial, Inc.	72,354	5,284,013
Reinsurance Group of America, Inc.	11,742	811,490
Unum Group	43,328	1,272,543
Validus Holdings Ltd.	5,390	194,687
XL Group PLC	44,242	1,341,417
		38,631,111

See notes to financial statements.

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Internet & Catalog Retail — 0.6%
Liberty Media Corp. - Interactive, Class A*	84,056	$1,934,129
Liberty Ventures, Series A*	3,237	275,177
		2,209,306
Internet Software & Services — 0.9%
AOL, Inc.(a)*	400	14,592
IAC/InterActiveCorp	271	12,889
Yahoo!, Inc.*	129,638	3,255,210
		3,282,691
IT Services — 0.8%
Computer Sciences Corp.	24,561	1,075,035
Fidelity National Information Services, Inc.	44,793	1,918,932
SAIC, Inc.(a)	4,937	68,773
		3,062,740
Life Sciences Tools & Services — 1.3%
Bio-Rad Laboratories, Inc., Class A*	172	19,298
Life Technologies Corp.*	2,568	190,058
Thermo Fisher Scientific, Inc.(a)	58,298	4,933,760
		5,143,116
Machinery — 0.9%
AGCO Corp.	8,938	448,598
Oshkosh Corp.*	9,293	352,855
Pentair Ltd.	15,155	874,292
SPX Corp.	2,450	176,351
Stanley Black & Decker, Inc.	17,594	1,360,016
Terex Corp.*	1,887	49,628
Trinity Industries, Inc.	1,024	39,363
		3,301,103
Media — 8.9%
CBS Corp., Class A(a)	7,104	346,746
Comcast Corp., Class A	317,237	13,285,886
Comcast Corp., Class A Special	122,831	4,872,706
Gannett Co., Inc.	4,001	97,864
Madison Square Garden Co. (The), Class A*	1,792	106,176
Time Warner Cable, Inc.	57,900	6,512,592
Time Warner, Inc.	145,055	8,387,080
Washington Post Co. (The), Class B(a)	1,026	496,348
		34,105,398
Metals & Mining — 1.4%
Alcoa, Inc.(a)	157,793	1,233,941
Allegheny Technologies, Inc.(a)	134	3,525
Cliffs Natural Resources, Inc.(a)	3,904	63,440
Freeport-McMoRan Copper & Gold, Inc.	52,364	1,445,770
Newmont Mining Corp.	15,047	450,658
Nucor Corp.	20,003	866,530
Reliance Steel & Aluminum Co.	12,193	799,373
Steel Dynamics, Inc.	28,316	422,192
		5,285,429
Multiline Retail — 0.3%
Dillard’s, Inc., Class A	2,865	234,844
J.C. Penney Co., Inc.(a)*	19,844	338,935
Kohl’s Corp.	4,419	223,204
Sears Holdings Corp.(a)*	9,184	386,463
		1,183,446
Office Electronics — 0.4%
Xerox Corp.	165,130	1,497,729

Oil, Gas & Consumable Fuels — 16.7%
Anadarko Petroleum Corp.	72,598	6,238,346
Apache Corp.	37,599	3,151,924
Chesapeake Energy Corp.	64,717	1,318,932
Chevron Corp.	118,369	14,007,787
Cimarex Energy Co.	1,739	113,018
ConocoPhillips	180,727	10,933,983
Denbury Resources, Inc.(a)*	43,078	746,111
Devon Energy Corp.	38,265	1,985,188
Hess Corp.	47,475	3,156,613
HollyFrontier Corp.	10,015	428,442
Marathon Oil Corp.	111,878	3,868,741
Marathon Petroleum Corp.	56,230	3,995,704
Murphy Oil Corp.	22,173	1,350,114
Newfield Exploration Co.*	352	8,409
Occidental Petroleum Corp.	31,125	2,777,284
Peabody Energy Corp.	6,740	98,674
Phillips 66	85,236	5,021,253
Pioneer Natural Resources Co.	447	64,703
QEP Resources, Inc.	13,345	370,724
Tesoro Corp.	19,140	1,001,405
Valero Energy Corp.	71,406	2,482,787
Whiting Petroleum Corp.*	5,801	267,368
WPX Energy, Inc.*	29,849	565,340
		63,952,850
Paper & Forest Products — 0.6%
International Paper Co.	56,250	2,492,438

Pharmaceuticals — 1.5%
Forest Laboratories, Inc.*	13,343	547,063
Hospira, Inc.(a)*	1,777	68,077
Pfizer, Inc.	132,399	3,708,496
Zoetis, Inc.	41,729	1,289,008
		5,612,644
Professional Services — 0.0%
Manpowergroup, Inc.	798	43,730

Road & Rail — 3.4%
Avis Budget Group, Inc.(a)*	6,452	185,495
CSX Corp.	162,270	3,763,041
Hertz Global Holdings, Inc.(a)*	30,253	750,274
Norfolk Southern Corp.	49,802	3,618,115
Ryder System, Inc.	7,740	470,515
Union Pacific Corp.	28,106	4,336,194
		13,123,634

See notes to financial statements.

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Semiconductors & Semiconductor Equipment — 0.6%
First Solar, Inc.(a)*	1,061	$47,459
Lam Research Corp.*	4,810	213,275
Marvell Technology Group Ltd.	9,514	111,409
Micron Technology, Inc.(a)*	118,203	1,693,849
NVIDIA Corp.(a)	14,297	200,587
Teradyne, Inc.(a)*	10,400	182,728
		2,449,307
Software — 0.3%
Activision Blizzard, Inc.	85,074	1,213,155

Specialty Retail — 0.4%
Best Buy Co., Inc.	2,217	60,591
CST Brands, Inc.(a)*	657	20,242
GameStop Corp., Class A(a)	18,743	787,768
Staples, Inc.(a)	40,199	637,556
		1,506,157
Thrifts & Mortgage Finance — 0.0%
Hudson City Bancorp, Inc.	1,286	11,780
People’s United Financial, Inc.(a)	5,834	86,926
		98,706
Trading Companies & Distributors — 0.1%
United Rentals, Inc.(a)*	3,547	177,031
WESCO International, Inc.(a)*	610	41,455
		218,486
Wireless Telecommunication Services — 1.0%
Sprint Nextel Corp.*	398,364	2,796,515
T-Mobile US, Inc.*	24,396	605,265
United States Cellular Corp.	6,900	253,161
		3,654,941
TOTAL COMMON STOCKS (Identified Cost $272,574,086)		379,045,446

SHORT-TERM INVESTMENTS — 0.3%
Other — 0.3%
SSgA Government Money Market Fund	1	1
SSgA Money Market Fund	1,291,069	1,291,069
		1,291,070
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,291,070)		1,291,070

COLLATERAL FOR SECURITIES ON LOAN— 5.3%
Short-Term — 5.3%
State Street Navigator Securities Lending
Prime Portfolio	20,350,038	20,350,038

TOTAL COLLATERAL FOR SECURITIES ON LOAN (Identified Cost $20,350,038)		20,350,038

Total Investments — 104.4% (Identified Cost $294,215,194)#		400,686,554
Liabilities, Less Cash and Other Assets — (4.4%)		(16,832,891)
Net Assets — 100.0%		$383,853,663

†	See Note 1.
(a)	A portion or all of the security/securities were held on loan. As of June 30, 2013, the market value of the securities on loan was $19,788,922.
*	Non-income producing security.
#	At June 30, 2013 the aggregate cost of investment securities for U.S. federal income tax purposes was $294,360,717. Net unrealized appreciation aggregated $106,325,837 of which $113,603,948 related to appreciated investment securities and $7,278,111 related to depreciated investment securities.

Portfolio Sectors
(% of portfolio market value)

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013

	SHARES	VALUE†
COMMON STOCKS — 98.9%
Aerospace & Defense — 2.2%
AAR Corp.	6,784	$149,112
Aerovironment, Inc.*	6,017	121,423
Alliant Techsystems, Inc.	8,149	670,907
Allied Defense Group, Inc.
(The)(a) (b)*	1,000	3,150
American Science &
Engineering, Inc.	2,000	112,000
Astronics Corp.*	2,340	95,636
CPI Aerostructures, Inc.*	1,342	14,561
Cubic Corp.	6,700	322,270
Curtiss-Wright Corp.	10,550	390,983
DigitalGlobe, Inc.*	18,552	575,297
Ducommun, Inc.*	2,055	43,689
Engility Holdings, Inc.*	340	9,663
Esterline Technologies Corp.*	8,587	620,754
Exelis, Inc.	33,479	461,675
GenCorp, Inc.(a)*	11,383	185,088
HEICO Corp.(a)	4,954	249,533
HEICO Corp., Class A	7,162	264,349
Huntington Ingalls Industries, Inc.	12,364	698,319
Innovative Solutions &
Support, Inc.(a)	4,950	31,680
Kratos Defense & Security
Solutions, Inc.(a)*	905	5,864
LMI Aerospace, Inc.*	2,400	44,976
Moog, Inc., Class A*	9,707	500,202
National Presto Industries, Inc.(a)	918	66,124
Orbital Sciences Corp.*	11,624	201,909
SIFCO Industries, Inc.	1,187	19,206
Sparton Corp.*	1,324	22,826
Sypris Solutions, Inc.	4,000	12,840
Taser International, Inc.*	11,291	96,199
Teledyne Technologies, Inc.*	8,099	626,458
		6,616,693
Air Freight & Logistics — 0.5%
Air Transport Services Group, Inc.*	13,990	92,474
Atlas Air Worldwide Holdings, Inc.*	1,644	71,942
Echo Global Logistics, Inc.(a)*	3,415	66,558
Forward Air Corp.	6,730	257,624
HUB Group, Inc., Class A*	12,626	459,839
Pacer International, Inc.(a)*	9,154	57,762
Park-Ohio Holdings Corp.*	3,058	100,853
UTi Worldwide, Inc.	20,964	345,277
XPO Logistics, Inc.(a)*	2,237	40,467
		1,492,796
Airlines — 0.8%
Allegiant Travel Co.(a)	4,800	508,752
ATA Holdings Corp.(a) (b)*	600	—
Hawaiian Holdings, Inc.(a)*	12,656	77,328
JetBlue Airways Corp.(a)*	29,667	186,902
Republic Airways Holdings, Inc.*	14,829	168,013
Skywest, Inc.	8,004	108,374
Spirit Airlines, Inc.*	24,742	786,053
US Airways Group, Inc.(a)*	40,550	665,831
		2,501,253
Auto Components — 1.1%
Cooper Tire & Rubber Co.	15,600	517,452
Dana Holding Corp.	28,385	546,695
Dorman Products, Inc.(a)	8,481	386,988
Drew Industries, Inc.	4,800	188,736
Federal Mogul Corp.*	6,934	70,796
Fuel Systems Solutions, Inc.*	4,600	82,294
Gentherm, Inc.*	6,063	112,590
Modine Manufacturing Co.*	10,514	114,392
Motorcar Parts of America, Inc.(a)*	1,192	10,931
Shiloh Industries, Inc.	3,600	37,584
Spartan Motors, Inc.	6,900	42,228
Standard Motor Products, Inc.	8,436	289,692
Stoneridge, Inc.*	7,594	88,394
Strattec Security Corp.	700	26,152
Superior Industries International, Inc.	5,600	96,376
Tenneco, Inc.*	11,682	528,961
Tower International, Inc.*	1,049	20,760
		3,161,021
Automobiles — 0.3%
Thor Industries, Inc.(a)	13,400	659,012
Winnebago Industries, Inc.*	6,500	136,435
		795,447
Beverages — 0.1%
Coca-Cola Bottling Co., Consolidated	1,262	77,171
Craft Brew Alliance, Inc.*	3,511	28,931
MGP Ingredients, Inc.	5,072	30,229
National Beverage Corp.	10,920	190,772
		327,103
Biotechnology — 1.2%
Acorda Therapeutics, Inc.*	13,403	442,165
Affymax, Inc.(a)*	8,319	8,569
Alkermes PLC*	5,340	153,151
Alnylam Pharmaceuticals, Inc.*	1,632	50,608
Arqule, Inc.*	5,110	11,855
Astex Pharmaceuticals, Inc.*	21,176	87,033
AVEO Pharmaceuticals, Inc.(a)*	491	1,228
Biota Pharmaceuticals, Inc.	1,516	5,230
Celldex Therapeutics, Inc.(a)*	6,027	94,081
Celsion Corp.(a)*	2,900	2,958
Cepheid, Inc.(a)*	6,788	233,643
Cleveland Biolabs, Inc.(a)*	1,100	1,738
Codexis, Inc.(a)*	7,350	16,244
Dynavax Technologies Corp.(a)*	9,900	10,890
Emergent Biosolutions, Inc.*	4,382	63,188
Enzon Pharmaceuticals, Inc.	13,152	26,304
Exelixis, Inc.(a)*	16,994	77,153
GTx, Inc.*	8,162	53,869
iBio, Inc.(a)*	2,200	924
Immunomedics, Inc.(a)*	4,078	22,184
Incyte Corp. Ltd.*	15,534	341,748
Isis Pharmaceuticals, Inc.(a)*	15,716	422,289
Maxygen, Inc.	12,058	29,904
MediciNova, Inc.(a)*	4,071	10,707
Molecular Insight
Pharmaceuticals, Inc.(b)*	3,500	—
Momenta Pharmaceuticals, Inc.*	3,601	54,231

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Biotechnology (Continued)
Myriad Genetics, Inc.*	17,560	$471,837
Nanosphere, Inc.*	4,259	13,075
Opko Health, Inc.(a)*	60,622	430,416
PDL BioPharma, Inc.(a)	18,702	144,379
Progenics Pharmaceuticals, Inc.*	288	1,285
Repligen Corp.(a)*	9,894	81,527
Rigel Pharmaceuticals, Inc.*	9,090	30,361
Sangamo Biosciences, Inc.(a)*	5,574	43,533
Spectrum Pharmaceuticals, Inc.(a)	12,000	89,520
Synageva BioPharma Corp.(a)*	555	23,310
Targacept, Inc.*	1,758	7,507
Trubion Pharmaceuticals, Inc.(c)*	2,700	—
Zalicus, Inc.(a)*	6,284	3,545
		3,562,189
Building Products — 0.6%
AAON, Inc.	5,850	193,518
American Woodmark Corp.*	2,400	83,280
Apogee Enterprises, Inc.	9,400	225,600
Builders FirstSource, Inc.*	9,152	54,729
Gibraltar Industries, Inc.*	6,800	99,008
Griffon Corp.	12,945	145,631
Insteel Industries, Inc.	4,000	70,080
NCI Building Systems, Inc.*	2,390	36,543
Patrick Industries, Inc.*	2,524	52,474
PGT, Inc.*	3,925	34,030
Quanex Building Products Corp.(a)	7,625	128,405
Simpson Manufacturing Co., Inc.(a)	12,100	355,982
Trex Co., Inc.(a)*	580	27,544
Universal Forest Products, Inc.(a)	4,200	167,664
		1,674,488
Capital Markets — 1.1%
BGC Partners, Inc., Class A(a)	16,086	94,747
Calamos Asset Management, Inc.,
Series A	4,127	43,333
Capital Southwest Corp.	84	11,578
Cohen & Steers, Inc.(a)	675	22,937
Cowen Group, Inc., Class A*	12,983	37,651
Evercore Partners, Inc., Class A	10,819	424,970
Federated Investors, Inc., Class B(a)	12,748	349,423
Financial Engines, Inc.	216	9,847
FXCM, Inc., Class A	6,565	107,732
GAMCO Investors, Inc., Class A	1,700	94,197
GFI Group, Inc.	22,227	86,908
Greenhill & Co., Inc.	1,374	62,847
Harris & Harris Group, Inc.*	7,000	21,280
HFF, Inc., Class A	9,968	177,131
ICG Group, Inc.*	8,600	98,040
Intl. FCStone, Inc.*	2,912	50,814
Investment Technology Group, Inc.*	9,700	135,606
Janus Capital Group, Inc.	28,589	243,292
JMP Group, Inc.(a)	3,620	24,037
Knight Capital Group, Inc., Class A*	23,916	85,858
Manning & Napier, Inc.	614	10,905
MCG Capital Corp.	6,094	31,750
Medallion Financial Corp.(a)	3,487	48,504
Oppenheimer Holdings, Inc.,
Class A	2,133	40,612
Piper Jaffray Cos.*	4,324	136,682
Pzena Investment Management, Inc.,
Class A	794	5,177
Safeguard Scientifics, Inc.*	4,701	75,451
Stifel Financial Corp.(a)*	11,883	423,867
SWS Group, Inc.*	5,901	32,160
Teton Advisors, Inc.(a)	25	500
Virtus Investment Partners, Inc.*	905	159,524
Westwood Holdings Group, Inc.	713	30,602
		3,177,962
Chemicals — 2.7%
A. Schulman, Inc.	6,827	183,100
American Pacific Corp.*	1,600	45,360
American Vanguard Corp.	6,233	146,039
Arabian American
Development Co.(a)*	2,693	23,429
Axiall Corp.	2,396	102,022
Balchem Corp.	6,525	291,994
Calgon Carbon Corp.*	17,775	296,487
Chase Corp.	1,800	40,248
Chemtura Corp.*	31,409	637,603
Core Molding Technologies, Inc.*	1,500	13,380
Ferro Corp.*	14,100	97,995
Flotek Industries, Inc.*	16,237	291,292
FutureFuel Corp.	9,206	130,449
H.B. Fuller Co.	15,200	574,712
Hawkins, Inc.	1,824	71,847
Innophos Holdings, Inc.	5,400	254,718
Innospec, Inc.	5,400	216,972
Intrepid Potash, Inc.(a)	10,268	195,605
KMG Chemicals, Inc.	2,500	52,750
Koppers Holdings, Inc.	3,043	116,182
Kraton Performance Polymers, Inc.*	1,142	24,210
Kronos Worldwide, Inc.(a)	2,801	45,488
Landec Corp.*	10,074	133,078
LSB Industries, Inc.*	5,556	168,958
Minerals Technologies, Inc.	10,986	454,161
Northern Technologies
International Corp.*	800	8,920
Olin Corp.	27,377	654,858
OM Group, Inc.(a)*	4,988	154,229
Omnova Solutions, Inc.*	11,640	93,236
Penford Corp.*	3,648	48,847
PolyOne Corp.	33,822	838,109
Quaker Chemical Corp.	3,387	210,028
Sensient Technologies Corp.	17,005	688,192
Stepan Co.	3,600	200,196
Tredegar Corp.	8,700	223,590
Valhi, Inc.	1,644	22,589
Zep, Inc.	4,300	68,069
Zoltek Cos., Inc.(a)*	8,660	111,801
		7,930,743
Commercial Banks — 7.4%
1st Source Corp.	5,867	139,400
1st United Bancorp, Inc.	5,096	34,245

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Commercial Banks (Continued)
American National
Bankshares, Inc.(a)	1,452	$33,744
Ameris Bancorp*	4,922	82,936
AmeriServ Financial, Inc.	4,400	12,056
Arrow Financial Corp.(a)	2,594	64,202
Associated Banc-Corp.	13,049	202,912
Bancfirst Corp.(a)	3,000	139,650
Bancorp, Inc.*	5,256	78,787
Bancorpsouth, Inc.(a)	32,446	574,294
Bank of Hawaii Corp.(a)	15,316	770,701
Bank of the Ozarks, Inc.(a)	12,038	521,607
Banner Corp.	4,200	141,918
Bar Harbor Bankshares	452	16,521
BBCN Bancorp, Inc.	13,641	193,975
Boston Private Financial
Holdings, Inc.	13,367	142,225
Bridge Bancorp, Inc.	400	9,000
Bryn Mawr Bank Corp.	2,508	60,016
Camden National Corp.	2,000	70,940
Capital City Bank Group, Inc.*	664	7,656
CapitalSource, Inc.	68,837	645,691
Cardinal Financial Corp.	6,692	97,971
Cathay General Bancorp	23,448	477,167
Center Bancorp, Inc.	3,180	40,354
Centerstate Banks, Inc.	4,385	38,062
Central Pacific Financial Corp.*	3,269	58,842
Century Bancorp, Inc., Class A	200	7,000
Chemical Financial Corp.	6,514	169,299
City Holding Co.(a)	6,502	253,253
CNB Financial Corp.	1,780	30,153
CoBiz Financial, Inc.	8,151	67,653
Columbia Banking System, Inc.	9,489	225,933
Community Bank System, Inc.(a)	9,634	297,209
Community Trust Bancorp, Inc.(a)	4,498	160,219
CVB Financial Corp.	16,221	190,759
Enterprise Bancorp, Inc.	300	5,547
Enterprise Financial Services Corp.	3,156	50,370
Fidelity Southern Corp.*	1,030	12,741
Financial Institutions, Inc.	3,105	57,163
First Bancorp(a)	3,400	47,940
First BanCorp(a)*	12,102	85,682
First Bancorp, Inc.	1,683	29,419
First Busey Corp., Class A	18,934	85,203
First Citizens BancShares, Inc.,
Class A	200	38,410
First Commonwealth Financial Corp.	11,540	85,050
First Community Bancshares, Inc.	3,962	62,124
First Financial Bancorp	7,630	113,687
First Financial Bankshares, Inc.(a)	7,102	395,297
First Financial Corp.	3,200	99,168
First Financial Holdings, Inc.	2,800	59,388
First Horizon National Corp.(a)	1,481	16,587
First Interstate Bancsystem, Inc.	4,818	99,877
First Merchants Corp.	4,155	71,258
First Midwest Bancorp, Inc.	12,364	169,634
FirstMerit Corp.	27,260	546,018
Flushing Financial Corp.	7,140	117,453
FNB Corp.(a)	26,091	315,179
Fulton Financial Corp.	48,849	560,787
German American Bancorp, Inc.(a)	2,400	54,048
Glacier Bancorp, Inc.(a)	15,691	348,183
Great Southern Bancorp, Inc.	3,025	81,554
Guaranty Bancorp	1,560	17,706
Hanmi Financial Corp.*	5,434	96,019
Heartland Financial USA, Inc.	5,400	148,446
Heritage Commerce Corp.*	3,712	25,984
Heritage Financial Corp/WA	1,956	28,655
Home Bancshares, Inc.	18,138	471,044
Home Federal Bancorp, Inc.	4,062	51,750
Horizon Bancorp	466	9,511
Hudson Valley Holding Corp.	3,597	61,077
Iberiabank Corp.	6,135	328,897
Independent Bank Corp.(a)	4,590	158,355
International Bancshares Corp.	13,598	307,043
Intervest Bancshares Corp.,
Class A(a)*	2,000	13,360
Investors Bancorp, Inc.	36,055	760,039
Lakeland Bancorp, Inc.	5,815	60,650
Lakeland Financial Corp.	3,370	93,518
Macatawa Bank Corp.(a)*	3,307	16,667
MainSource Financial Group, Inc.	4,530	60,838
MB Financial, Inc.	8,291	222,199
MBT Financial Corp.*	4,700	17,296
Mercantile Bank Corp.	1,265	22,732
Merchants Bancshares, Inc.	1,081	31,965
Metro Bancorp, Inc.*	4,280	85,728
MetroCorp Bancshares, Inc.	1,146	11,185
Midsouth Bancorp, Inc.(a)	2,100	32,613
National Penn Bancshares, Inc.	25,300	257,048
NBT Bancorp, Inc.(a)	6,401	135,509
New Century Bancorp, Inc.*	200	1,276
NewBridge Bancorp*	3,549	21,259
Northrim BanCorp, Inc.	664	16,062
OFG Bancorp	14,958	270,889
Old National Bancorp	17,127	236,866
OmniAmerican Bancorp, Inc.*	3,585	78,978
Pacific Continental Corp.	3,047	35,955
Pacific Mercantile Bancorp(a)*	2,500	14,375
Pacific Premier Bancorp, Inc.*	1,400	17,108
PacWest Bancorp	3,399	104,179
Park National Corp.(a)	3,450	237,326
Park Sterling Corp.*	6,835	40,395
Peapack Gladstone Financial Corp.	1,312	22,960
Penns Woods Bancorp, Inc.	476	19,925
Peoples Bancorp, Inc.	2,300	48,484
Pinnacle Financial Partners, Inc.*	7,860	202,081
Popular, Inc.*	7,754	235,179
Preferred Bank/Los Angeles CA*	891	14,684
PrivateBancorp, Inc.	11,628	246,630
Prosperity Bancshares, Inc.(a)	8,827	457,150
Renasant Corp.(a)	6,155	149,813
Republic Bancorp, Inc., Class A(a)	7,344	160,980
S&T Bancorp, Inc.	10,071	197,392
S.Y. Bancorp, Inc.	2,891	70,916

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Commercial Banks (Continued)
Sandy Spring Bancorp, Inc.	6,300	$136,206
SCBT Financial Corp.(a)	2,608	131,417
Sierra Bancorp	2,405	35,594
Simmons First National Corp.,
Class A(a)	2,246	58,598
Southern Community Financial
Corp.(a)*	3,300	726
Southside Bancshares, Inc.(a)	3,657	87,329
Southwest Bancorp, Inc.*	3,700	48,840
StellarOne Corp.	3,222	63,312
Sterling Bancorp	6,040	70,185
Suffolk Bancorp*	4,007	65,474
Sun Bancorp, Inc.(a)*	2,965	10,051
Susquehanna Bancshares, Inc.	26,484	340,319
Synovus Financial Corp.	129,851	379,165
Taylor Capital Group, Inc.*	4,417	74,603
TCF Financial Corp.(a)	32,253	457,348
Texas Capital Bancshares, Inc.*	9,200	408,112
Tompkins Financial Corp.	2,420	109,360
TowneBank(a)	5,769	84,920
Trico Bancshares	3,800	81,054
Trustmark Corp.(a)	11,376	279,622
UMB Financial Corp.(a)	9,631	536,158
Umpqua Holdings Corp.	14,256	213,983
Union First Market Bankshares Corp.	3,377	69,532
United Bankshares, Inc.(a)	8,442	223,291
United Community Banks, Inc/GA*	13,916	172,837
Univest Corp. of Pennsylvania	3,100	59,117
Valley National Bancorp(a)	199	1,885
ViewPoint Financial Group, Inc.	8,008	166,646
Virginia Commerce Bancorp, Inc.*	5,786	80,773
Washington Banking Co.	2,374	33,711
Washington Trust Bancorp, Inc.	3,000	85,560
Webster Financial Corp.	17,052	437,895
WesBanco, Inc.	5,363	141,744
West Bancorporation, Inc.(a)	5,350	62,863
Westamerica Bancorporation(a)	3,122	142,644
Western Alliance Bancorp*	28,678	453,973
Wilshire Bancorp, Inc.	8,944	59,209
Wintrust Financial Corp.(a)	4,990	191,017
		22,145,886
Commercial Services & Supplies — 2.3%
ABM Industries, Inc.	12,262	300,542
Acorn Energy, Inc.(a)	4,341	36,638
ARC Document Solutions, Inc.*	7,745	30,980
AT Cross Co., Class A*	1,436	24,340
Brink’s Co. (The)	11,252	287,039
Casella Waste Systems, Inc.,
Class A*	4,381	18,882
Ceco Environmental Corp.	3,800	46,740
Command Security Corp.(a)*	4,300	6,536
Consolidated Graphics, Inc.*	2,500	117,525
Courier Corp.	1,857	26,518
Covanta Holding Corp.	4,872	97,537
Deluxe Corp.	17,300	599,445
EnerNOC, Inc.*	1,600	21,216
Ennis, Inc.	5,800	100,282
G&K Services, Inc., Class A	5,000	238,000
Heritage-Crystal Clean, Inc.(a)*	712	10,402
Herman Miller, Inc.(a)	11,914	322,512
HNI Corp.	9,911	357,490
Innerworkings, Inc.*	6,281	68,149
Interface, Inc.	20,182	342,489
Intersections, Inc.(a)	3,104	27,222
Kimball International, Inc., Class B	6,325	61,416
Knoll, Inc.	11,159	158,569
Mcgrath Rentcorp	5,300	181,048
Metalico, Inc.*	8,295	9,954
Mine Safety Appliances Co.	9,200	428,260
Mobile Mini, Inc.(a)*	15,145	502,057
Multi-Color Corp.	3,091	93,781
NL Industries, Inc.	11,700	132,210
Quad/Graphics, Inc.(a)	2,322	55,960
R.R. Donnelley & Sons Co.(a)	23,224	325,368
Schawk, Inc.	5,600	73,528
Standard Parking Corp.*	4,000	85,840
Steelcase, Inc., Class A	19,823	289,019
Team, Inc.*	4,200	158,970
Tetra Tech, Inc.(a)*	12,389	291,265
TMS International Corp., Class A	1,233	18,285
TRC Cos., Inc.*	7,000	49,000
UniFirst Corp.	3,000	273,750
United Stationers, Inc.	13,325	447,054
US Ecology, Inc.	5,027	137,941
Versar, Inc.*	2,000	9,080
Viad Corp.	4,500	110,340
Virco Manufacturing*	2,494	5,836
		6,979,015
Communications Equipment — 1.6%
Anaren, Inc.*	3,900	89,466
ARRIS Group, Inc.*	29,127	417,973
Aviat Networks, Inc.*	791	2,072
Aware, Inc.	4,900	25,480
Bel Fuse, Inc., Class B	1,890	25,421
Black Box Corp.	3,700	93,684
Brocade Communications
Systems, Inc.*	1,806	10,403
CalAmp Corp.*	7,009	102,331
Calix, Inc.*	1,915	19,342
Clearfield, Inc.*	1,600	15,072
Communications Systems, Inc.	1,418	13,641
Comtech Telecommunications Corp.	4,756	127,889
Digi International, Inc.*	7,600	71,212
Emulex Corp.*	11,586	75,541
Extreme Networks*	17,176	59,257
Finisar Corp.*	14,545	246,538
Globecomm Systems, Inc.*	8,871	112,129
Harmonic, Inc.*	15,000	95,250
Infinera Corp.(a)*	39,505	421,518
InterDigital, Inc.	4,305	192,218
Ixia*	14,258	262,347
KVH Industries, Inc.*	3,300	43,923
See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Communications Equipment (Continued)
Netgear, Inc.*	7,961	$243,129
Numerex Corp., Class A*	2,359	26,326
Oplink Communications, Inc.*	4,200	72,954
Optical Cable Corp.	374	1,657
PC-Tel, Inc.	4,100	34,768
Plantronics, Inc.	14,550	639,036
Relm Wireless Corp.*	2,000	6,000
Sonus Networks, Inc.(a)*	94,975	285,875
Symmetricom, Inc.*	21,384	96,014
Tellabs, Inc.	26,798	53,060
Tessco Technologies, Inc.	1,000	26,400
Ubiquiti Networks, Inc.	1,491	26,152
UTStarcom Holdings Corp.*	2,968	7,895
Viasat, Inc.(a)*	8,400	600,264
Westell Technologies, Inc.,
Class A*	13,200	31,548
		4,673,785
Computers & Peripherals — 1.0%
Astro-Med, Inc.	1,572	17,292
Avid Technology, Inc.*	355	2,087
Concurrent Computer Corp.	1,362	10,419
Cray, Inc.*	9,648	189,487
Datalink Corp.*	3,145	33,463
Diebold, Inc.(a)	21,712	731,477
Dot Hill Systems Corp.*	5,685	12,450
Electronics for Imaging, Inc.*	14,877	420,870
Fusion-io, Inc.(a)*	3,060	43,574
Imation Corp.*	2,788	11,793
Immersion Corp.*	4,661	61,758
Intermec, Inc.*	10,766	105,830
Interphase Corp.*	1,200	3,204
Intevac, Inc.*	4,883	27,638
Lexmark International, Inc., Class A	9,576	292,738
Novatel Wireless, Inc.*	850	3,358
QLogic Corp.*	14,600	139,576
Qualstar Corp.*	3,000	4,200
Rimage Corp.	4,700	39,433
Silicon Graphics International
Corp.(a)*	5,367	71,811
STEC, Inc.*	10,200	68,544
Stratasys Ltd.(a)*	749	62,721
Super Micro Computer, Inc.*	8,716	92,738
Synaptics, Inc.*	13,601	524,455
Transact Technologies, Inc.	1,515	12,378
USA Technologies, Inc.(a)*	1,931	3,360
Video Display Corp.*	1,990	7,861
Xyratex Ltd.	4,652	46,799
		3,041,314
Construction & Engineering — 1.1%
Aegion Corp.(a)*	8,521	191,808
Ameresco, Inc., Class A*	4,779	43,059
Argan, Inc.	957	14,929
Chicago Bridge & Iron Co. NV	2,020	120,513
Comfort Systems USA, Inc.	8,930	133,236
Dycom Industries, Inc.*	8,000	185,120
EMCOR Group, Inc.	16,624	675,766
Furmanite Corp.*	10,379	69,436
Granite Construction, Inc.	1,994	59,341
Great Lakes Dredge & Dock Corp.	14,032	109,730
Layne Christensen Co.*	1,221	23,822
MasTec, Inc.(a)*	25,102	825,856
Michael Baker Corp.	1,700	46,087
MYR Group, Inc.*	6,488	126,192
Northwest Pipe Co.*	1,895	52,870
Orion Marine Group, Inc.*	5,671	68,562
Pike Electric Corp.	795	9,778
Primoris Services Corp.	17,578	346,638
Sterling Construction Co., Inc.*	3,741	33,893
Tutor Perini Corp.*	4,562	82,527
		3,219,163
Construction Materials — 0.3%
Eagle Materials, Inc.	4,000	265,080
Headwaters, Inc.*	6,553	57,928
Texas Industries, Inc.(a)*	6,200	403,868
United States Lime &
Minerals, Inc.*	1,679	87,728
		814,604
Consumer Finance — 1.1%
Asta Funding, Inc.	2,600	22,490
Atlanticus Holdings Corp.(a)*	5,476	19,604
Cash America International, Inc.(a)	6,500	295,490
Consumer Portfolio Services, Inc.*	10,500	77,070
Credit Acceptance Corp.*	4,082	428,814
DFC Global Corp.*	8,270	114,209
Encore Capital Group, Inc.(a)*	6,224	206,076
Ezcorp, Inc., Class A*	6,984	117,890
First Cash Financial Services, Inc.*	7,600	373,996
First Marblehead Corp. (The)(a)*	18,037	21,284
Nelnet, Inc., Class A	10,900	393,381
Netspend Holdings, Inc.*	17,401	277,894
Portfolio Recovery Associates, Inc.*	3,600	553,068
QC Holdings, Inc.	5,600	15,904
World Acceptance Corp.(a)*	3,636	316,114
		3,233,284
Containers & Packaging — 0.4%
AEP Industries, Inc.*	1,000	74,390
Boise, Inc.	25,804	220,366
Graphic Packaging Holding Co.*	77,628	600,841
Greif, Inc., Class A	3,395	178,815
Greif, Inc., Class B	42	2,354
Myers Industries, Inc.	8,017	120,335
		1,197,101
Distributors — 0.3%
Core-Mark Holding Co., Inc.	2,102	133,477
Pool Corp.	14,317	750,354
VOXX International Corp.*	3,800	46,626
Weyco Group, Inc.	690	17,388
		947,845

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Diversified Consumer Services — 1.1%
American Public Education, Inc.(a)*	3,569	$132,624
Ascent Capital Group, Inc., Class A*	2,620	204,543
Bridgepoint Education, Inc.(a)*	8,603	104,785
Capella Education Co.*	2,200	91,630
Career Education Corp.*	5,047	14,636
Carriage Services, Inc.	6,000	101,700
Coinstar, Inc.(a)*	7,100	416,557
Collectors Universe(a)	1,242	16,457
Grand Canyon Education, Inc.*	15,064	485,513
Hillenbrand, Inc.	17,758	421,042
ITT Educational Services, Inc.(a)*	6,143	149,889
K12, Inc.(a)*	5,806	152,524
Learning Tree International, Inc.(a)*	5,000	15,250
Lincoln Educational Services Corp.	5,874	30,956
Mac-Gray Corp.	2,474	35,131
Matthews International Corp.,
Class A(a)	6,199	233,702
Regis Corp.(a)	2,715	44,580
Sotheby’s, Class A(a)	3,240	122,828
Spectrum Group International, Inc.*	7,402	16,654
Steiner Leisure Ltd.*	3,346	176,870
Stewart Enterprises, Inc., Class A	18,484	241,956
Strayer Education, Inc.(a)	998	48,732
Universal Technical Institute, Inc.	5,900	60,947
		3,319,506
Diversified Financial Services — 0.3%
Gulf Coast Ultra Deep
Royalty Trust*	15,630	31,885
Interactive Brokers Group, Inc.,
Class A	8,339	133,174
MarketAxess Holdings, Inc.	11,706	547,256
Marlin Business Services Corp.	2,800	63,784
MicroFinancial, Inc.	2,171	17,042
NewStar Financial, Inc.(a)*	13,144	175,078
PHH Corp.*	333	6,787
Pico Holdings, Inc.*	100	2,096
Primus Guaranty Ltd.(a)*	3,700	37,555
Resource America, Inc., Class A	3,800	32,300
		1,046,957
Diversified Telecommunication Services — 0.4%
8x8, Inc.*	7,266	59,872
Atlantic Tele-Network, Inc.	3,600	178,776
Cbeyond, Inc.*	4,409	34,567
Cincinnati Bell, Inc.(a)*	51,900	158,814
Consolidated Communications
Holdings, Inc.	7,240	126,048
General Communication, Inc.,
Class A*	16,861	132,022
Hawaiian Telcom Holdco, Inc.(a)*	187	4,705
HickoryTech Corp.	4,037	42,913
IDT Corp., Class B	7,234	135,203
Lumos Networks Corp.(a)	4,685	80,113
Neutral Tandem, Inc.	9,955	57,241
Orbcomm, Inc.*	6,697	30,070
Premiere Global Services, Inc.*	12,823	154,774
Primus Telecommunications
Group, Inc.	72	860
Vonage Holdings Corp.*	40,170	113,681
		1,309,659
Electric Utilities — 1.1%
Allete, Inc.	7,400	368,890
Cleco Corp.	6,921	321,342
El Paso Electric Co.	11,500	406,065
Empire District Electric Co. (The)	5,500	122,705
IDACORP, Inc.	10,600	506,256
MGE Energy, Inc.	4,500	246,420
Otter Tail Corp.(a)	6,314	179,318
PNM Resources, Inc.	6,458	143,303
Portland General Electric Co.	14,100	431,319
UIL Holdings Corp.(a)	4,166	159,349
Unitil Corp.	1,775	51,262
UNS Energy Corp.	8,000	357,840
		3,294,069
Electrical Equipment — 1.6%
Allied Motion Technologies, Inc.	1,600	10,800
AZZ, Inc.	6,246	240,846
Belden, Inc.	14,430	720,490
Brady Corp., Class A	11,284	346,757
Coleman Cable, Inc.	5,881	106,211
Encore Wire Corp.	5,600	190,960
EnerSys, Inc.	11,800	578,672
Espey Manufacturing &
Electronics Corp.	150	3,828
Franklin Electric Co., Inc.	14,214	478,301
Generac Holdings, Inc.	15,486	573,137
General Cable Corp.	12,020	369,615
Global Power Equipment Group, Inc.	3,290	53,035
II-VI, Inc.*	23,822	387,346
LSI Industries, Inc.	4,900	39,641
Magnetek, Inc.*	979	17,651
Ocean Power Technologies, Inc.*	1,700	2,754
Orion Energy Systems, Inc.(a)*	3,100	7,688
Polypore International, Inc.(a)*	9,346	376,644
Powell Industries, Inc.*	2,600	134,290
PowerSecure International, Inc.*	5,500	82,665
Preformed Line Products Co.	850	56,363
SL Industries, Inc.	986	24,729
Thermon Group Holdings, Inc.*	84	1,714
Ultralife Corp.*	3,600	12,816
Vicor Corp.*	7,856	53,813
		4,870,766
Electronic Equipment, Instruments & Components — 2.9%
ADDvantage Technologies
Group, Inc.*	2,400	5,424
Aeroflex Holding Corp.*	5,704	45,005
Agilysys, Inc.*	5,376	60,695
Anixter International, Inc.*	11,071	839,293
AVX Corp.	2,600	30,550
Badger Meter, Inc.(a)	3,000	133,650
Benchmark Electronics, Inc.*	6,901	138,710

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Electronic Equipment, Instruments & Components (Continued)
Checkpoint Systems, Inc.*	6,913	$98,095
Cognex Corp.	10,215	461,922
Coherent, Inc.	6,900	379,983
CTS Corp.	10,185	138,923
Daktronics, Inc.	9,792	100,466
DTS, Inc.*	4,196	86,354
Echelon Corp.(a)*	6,379	13,460
Electro Rent Corp.	6,482	108,833
Electro Scientific Industries, Inc.	7,067	76,041
eMagin Corp.	3,154	11,228
FARO Technologies, Inc.*	3,250	109,915
FEI Co.	9,800	715,302
Frequency Electronics, Inc.	1,400	14,910
GSI Group, Inc.*	4,922	39,573
I.D. Systems, Inc.*	2,750	13,832
IEC Electronics Corp.(a)*	800	2,808
Insight Enterprises, Inc.*	10,250	181,835
Intellicheck Mobilisa, Inc.(a)*	3,500	1,050
IntriCon Corp.*	1,000	3,510
Iteris, Inc.*	7,798	13,958
Itron, Inc.*	7,476	317,207
Kemet Corp.*	8,936	36,727
KEY Tronic Corp.(a)*	1,700	17,595
Littelfuse, Inc.	6,901	514,884
LoJack Corp.(a)*	6,666	20,998
Measurement Specialties, Inc.(a)*	3,674	170,951
Mercury Computer Systems, Inc.*	6,770	62,419
Mesa Laboratories, Inc.	740	40,056
Methode Electronics, Inc.	12,397	210,873
MOCON, Inc.	600	8,130
MTS Systems Corp.	3,800	215,080
Multi-Fineline Electronix, Inc.*	6,500	96,265
NAPCO Security Technologies, Inc.*	4,850	23,183
Navarre Corp.*	5,272	14,551
NetList, Inc.(a)*	3,200	2,816
Newport Corp.*	13,303	185,311
OSI Systems, Inc.*	4,180	269,276
PAR Technology Corp.*	3,000	12,090
Park Electrochemical Corp.	4,194	100,698
PC Connection, Inc.	6,200	95,790
PCM, Inc.*	2,200	21,120
Perceptron, Inc.	1,100	8,679
Plexus Corp.*	9,556	285,629
Power-One, Inc.*	9,613	60,754
Radisys Corp.*	8,500	40,885
RealD, Inc.(a)*	4,204	58,436
Research Frontiers, Inc.(a)*	2,600	10,348
Richardson Electronics Ltd.	2,700	31,698
Rofin-Sinar Technologies, Inc.*	6,296	157,022
Rogers Corp.*	3,500	165,620
Sanmina Corp.*	11,744	168,526
Scansource, Inc.*	6,012	192,384
SYNNEX Corp.(a)*	8,279	350,036
Tech Data Corp.*	1,425	67,103
TTM Technologies, Inc.*	15,316	128,654
Viasystems Group, Inc.(a)*	2,056	23,706
Vishay Intertechnology, Inc.(a)*	40,878	567,795
Vishay Precision Group, Inc.*	2,771	41,953
Wayside Technology Group, Inc.	315	3,629
Zygo Corp.*	3,600	56,916
		8,681,118
Energy Equipment & Services — 2.1%
Basic Energy Services, Inc.*	800	9,672
Bolt Technology Corp.	2,382	40,685
Bristow Group, Inc.	10,564	690,040
CARBO Ceramics, Inc.(a)	4,505	303,772
Dawson Geophysical Co.*	1,100	40,546
ENGlobal Corp.*	6,100	5,795
Era Group, Inc.*	5,219	136,477
Exterran Holdings, Inc.*	21,713	610,570
Geospace Technologies Corp.*	2,000	138,160
Global Geophysical
Services, Inc.(a)*	13,166	62,144
Gulf Island Fabrication, Inc.	3,600	68,940
Gulfmark Offshore, Inc., Class A(a)	6,782	305,800
Helix Energy Solutions Group, Inc.*	35,300	813,312
Hercules Offshore, Inc.*	35,312	248,596
Hornbeck Offshore Services, Inc.*	7,434	397,719
ION Geophysical Corp.(a)*	43,775	263,525
Lufkin Industries, Inc.	8,411	744,121
Matrix Service Co.*	6,238	97,188
Mitcham Industries, Inc.*	2,601	43,645
Natural Gas Services Group, Inc.*	2,500	58,725
Newpark Resources, Inc.*	29,341	322,458
Nuverra Environmental
Solutions, Inc.(a)*	10	29
Parker Drilling Co.*	19,639	97,802
PHI, Inc.*	2,300	78,890
RigNet, Inc.*	948	24,155
SEACOR Holdings, Inc.	5,219	433,438
Steel Excel, Inc.(a)*	2,972	86,188
Tesco Corp.*	4,061	53,808
Tetra Technologies, Inc.*	12,150	124,659
TGC Industries, Inc.	6,825	56,102
Unit Corp.*	831	35,384
Willbros Group, Inc.*	100	614
		6,392,959
Food & Staples Retailing — 1.3%
Andersons, Inc. (The)	5,982	318,183
Arden Group, Inc., Class A(a)	344	37,974
Casey’s General Stores, Inc.	12,174	732,388
Harris Teeter Supermarkets, Inc.	16,859	790,013
Ingles Markets, Inc., Class A	2,600	65,650
Nash Finch Co.	2,253	49,589
Pantry, Inc. (The)*	5,100	62,118
PriceSmart, Inc.(a)	7,300	639,699
Rite Aid Corp.(a)*	87,675	250,750
Spartan Stores, Inc.	6,657	122,755
Susser Holdings Corp.*	7,300	349,524
United Natural Foods, Inc.*	5,562	300,292
Weis Markets, Inc.	6,390	287,997
		4,006,932

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Food Products — 2.5%
Alico, Inc.(a)	1,300	$52,143
B&G Foods, Inc.	12,409	422,527
Boulder Brands, Inc.(a)*	17,615	212,261
Bridgford Foods Corp.(a)	101	721
Cal-Maine Foods, Inc.	5,100	237,201
Calavo Growers, Inc.(a)	5,041	137,065
Chiquita Brands International, Inc.*	7,225	78,897
Coffee Holding Co., Inc.(a)	600	3,606
Darling International, Inc.*	40,335	752,651
Dean Foods Co.*	20,865	209,067
Diamond Foods, Inc.(a)*	3,800	78,850
Dole Food Co., Inc.*	20,940	266,985
Farmer Bros. Co.(a)*	3,200	44,992
Fresh Del Monte Produce, Inc.	17,812	496,599
Hain Celestial Group, Inc. (The)(a)*	7,796	506,506
Inventure Foods, Inc.*	1,023	8,552
J&J Snack Foods Corp.	4,900	381,220
John B. Sanfilippo & Son, Inc.	2,650	53,424
Lancaster Colony Corp.	7,594	592,256
Lifeway Foods, Inc.(a)	3,800	65,968
Omega Protein Corp.*	4,197	37,689
Overhill Farms, Inc.*	1,600	7,920
Pilgrim’s Pride Corp.*	38,028	568,138
Post Holdings, Inc.*	8,499	371,066
Rocky Mountain Chocolate
Factory, Inc.	1,260	15,234
Sanderson Farms, Inc.	7,834	520,334
Scheid Vineyards, Inc., Class A*	20	485
Seneca Foods Corp., Class A*	1,249	38,319
Snyders-Lance, Inc.	16,940	481,266
Tootsie Roll Industries, Inc.(a)	7,081	225,034
TreeHouse Foods, Inc.*	8,756	573,868
		7,440,844
Gas Utilities — 0.6%
Chesapeake Utilities Corp.(a)	2,043	105,194
Delta Natural Gas Co., Inc.	400	8,500
Gas Natural, Inc.	300	3,090
Laclede Group, Inc. (The)	4,500	205,470
New Jersey Resources Corp.(a)	9,451	392,500
Northwest Natural Gas Co.(a)	6,800	288,864
RGC Resources, Inc.	400	8,104
South Jersey Industries, Inc.	6,400	367,424
Southwest Gas Corp.	9,900	463,221
		1,842,367
Health Care Equipment & Supplies — 2.8%
Abaxis, Inc.(a)	2,731	129,750
Accuray, Inc.(a)*	17,223	98,860
Alere, Inc.*	7,478	183,211
Align Technology, Inc.(a)*	16,175	599,122
Alphatec Holdings, Inc.(a)*	14,824	30,389
Analogic Corp.	3,773	274,788
Angiodynamics, Inc.*	6,163	69,519
Anika Therapeutics, Inc.*	4,100	69,700
Arthrocare Corp.*	6,568	226,793
Atrion Corp.	494	108,043
Baxano Surgical, Inc.(a)*	6,472	15,533
Biolase, Inc.(a)*	5,889	21,084
Bovie Medical Corp.*	4,900	14,455
Cantel Medical Corp.	6,530	221,171
CAS Medical Systems, Inc.*	1,129	1,863
Conmed Corp.	7,150	223,366
CryoLife, Inc.	6,300	39,438
Cutera, Inc.*	3,899	34,311
Cyberonics, Inc.*	6,200	322,152
Cynosure, Inc., Class A*	2,429	63,114
Digirad Corp.*	2,100	5,124
Exactech, Inc.*	2,535	50,066
Greatbatch, Inc.(a)*	7,181	235,465
Haemonetics Corp.*	11,800	487,930
Hill-Rom Holdings, Inc.	12,276	413,456
ICU Medical, Inc.*	4,608	332,052
Integra LifeSciences
Holdings Corp.(a)*	5,387	197,326
Invacare Corp.	4,168	59,852
Iridex Corp.*	671	3,966
LeMaitre Vascular, Inc.	6,218	40,666
Masimo Corp.(a)	2,344	49,693
Meridian Bioscience, Inc.(a)	5,813	124,979
Merit Medical Systems, Inc.*	15,874	176,995
Misonix, Inc.*	2,200	11,220
Natus Medical, Inc.*	7,502	102,402
Neogen Corp.(a)*	2,951	163,957
NuVasive, Inc.*	8,100	200,799
Orthofix International NV*	100	2,690
PhotoMedex, Inc.(a)*	2,582	41,157
Quidel Corp.*	8,803	224,741
Rochester Medical Corp.*	1,500	22,095
RTI Biologics, Inc.*	9,049	34,024
Solta Medical, Inc.*	9,823	22,396
Spectranetics Corp.*	7,200	134,496
Staar Surgical Co.*	5,280	53,592
STERIS Corp.	14,088	604,093
SurModics, Inc.*	3,700	74,037
Symmetry Medical, Inc.*	2,018	16,992
Theragenics Corp.*	7,500	15,525
Thoratec Corp.*	15,718	492,131
Uroplasty, Inc.*	2,952	6,111
Utah Medical Products, Inc.(a)	831	45,123
Vascular Solutions, Inc.*	6,500	95,615
West Pharmaceutical Services, Inc.	11,094	779,464
Wright Medical Group, Inc.*	5,500	144,155
		8,211,047
Health Care Providers & Services — 4.5%
Acadia Healthcare Co., Inc.(a)*	1,075	35,550
Addus HomeCare Corp.*	556	10,975
Air Methods Corp.(a)	10,044	340,291
Almost Family, Inc.	1,325	25,175
AMN Healthcare Services, Inc.*	11,498	164,651
Amsurg Corp.*	8,577	301,053
Bio-Reference Labs, Inc.(a)*	6,683	192,136
BioScrip, Inc.*	18,019	297,314

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Health Care Providers & Services (Continued)
Capital Senior Living Corp.*	9,398	$224,612
Centene Corp.*	12,874	675,370
Chemed Corp.(a)	5,500	398,365
Chindex International, Inc.*	2,640	42,821
Corvel Corp.*	5,100	149,277
Cross Country Healthcare, Inc.*	6,900	35,604
Emeritus Corp.*	7,569	175,449
Ensign Group, Inc. (The)	5,064	178,354
ExamWorks Group, Inc.(a)*	7,763	164,809
Five Star Quality Care, Inc.*	2,300	12,903
Gentiva Health Services, Inc.*	6,000	59,760
Hanger, Inc.*	11,848	374,752
Health Management Associates, Inc.,
Class A*	50,175	788,751
Health Net, Inc.*	26,991	858,854
Healthsouth Corp.*	29,458	848,390
Healthways, Inc.*	11,208	194,795
IPC The Hospitalist Co., Inc.(a)*	4,065	208,778
Kindred Healthcare, Inc.*	6,333	83,152
Landauer, Inc.	1,800	86,958
LCA-Vision, Inc.*	5,917	17,869
LHC Group, Inc.*	3,800	74,404
LifePoint Hospitals, Inc.*	12,378	604,542
Magellan Health Services, Inc.*	11,300	633,704
Medcath Corp.(b)*	3,122	4,277
Molina Healthcare, Inc.(a)*	9,750	362,505
MWI Veterinary Supply, Inc.*	2,292	282,466
National Healthcare Corp.(a)	3,000	143,400
National Research Corp., Class A*	4,425	79,650
National Research Corp., Class B(a)	737	25,751
Owens & Minor, Inc.(a)	21,573	729,815
PDI, Inc.*	3,600	16,920
PharMerica Corp.*	1,838	25,475
Providence Service Corp. (The)*	4,498	130,847
Psychemedics Corp.	400	4,296
RadNet, Inc.*	8,150	21,598
Select Medical Holdings Corp.	29,421	241,252
Skilled Healthcare Group, Inc.,
Class A(a)*	3,695	24,683
Team Health Holdings, Inc.*	15,317	629,069
Tenet Healthcare Corp.*	14,754	680,159
Triple-S Management Corp.,
Class B*	4,035	86,631
U.S. Physical Therapy, Inc.	2,650	73,246
Universal American Corp.	17,673	157,113
Vanguard Health Systems, Inc.*	10,900	226,066
VCA Antech, Inc.(a)*	30,129	786,066
WellCare Health Plans, Inc.*	6,869	381,573
		13,372,276
Health Care Technology — 0.5%
Allscripts Healthcare Solutions, Inc.*	35,435	458,529
Arrhythmia Research
Technology, Inc.*	200	520
Computer Programs &
Systems, Inc.(a)	1,836	90,221
HealthStream, Inc.*	6,062	153,490
MedAssets, Inc.*	9,539	169,222
Medidata Solutions, Inc.*	4,602	356,425
Omnicell, Inc.*	6,963	143,090
Quality Systems, Inc.	4,774	89,321
Simulations Plus, Inc.	800	3,336
		1,464,154
Hotels, Restaurants & Leisure — 4.7%
AFC Enterprises, Inc.*	8,149	292,875
Ambassadors Group, Inc.(a)	3,300	11,715
Ameristar Casinos, Inc.	9,200	241,868
Bally Technologies, Inc.(a)*	13,199	744,688
Biglari Holdings, Inc.*	332	136,253
BJ’s Restaurants, Inc.(a)*	9,642	357,718
Bob Evans Farms, Inc.	9,500	446,310
Boyd Gaming Corp.*	16,663	188,292
Bravo Brio Restaurant Group, Inc.*	3,343	59,572
Brinker International, Inc.(a)	16,410	647,046
Buffalo Wild Wings, Inc.(a)*	6,433	631,463
Carrols Restaurant Group, Inc.*	8,600	55,556
CEC Entertainment, Inc.	5,150	211,356
Cheesecake Factory, Inc. (The)(a)	18,176	761,393
Choice Hotels International, Inc.(a)	8,472	336,254
Churchill Downs, Inc.	3,820	301,207
Cracker Barrel Old Country
Store, Inc.	7,208	682,309
DineEquity, Inc.	4,800	330,576
Domino’s Pizza, Inc.	9,000	523,350
Dover Downs Gaming &
Entertainment, Inc.	3,400	5,270
Dover Motorsports, Inc.	4,000	8,640
Einstein Noah Restaurant
Group, Inc.	3,200	45,440
Entertainment Gaming Asia, Inc.*	2,182	4,015
Famous Dave’s Of America, Inc.*	2,145	33,441
Fiesta Restaurant Group, Inc.*	8,600	295,754
Frisch’s Restaurants, Inc.	695	12,969
Full House Resorts, Inc.*	4,300	11,610
Gaming Partners International Corp.	1,300	10,270
International Speedway Corp.,
Class A	7,848	246,977
Interval Leisure Group, Inc.	19,489	388,221
Isle of Capri Casinos, Inc.*	3,087	23,152
Jack in the Box, Inc.*	14,400	565,776
Kona Grill, Inc.*	1,540	18,049
Krispy Kreme Doughnuts, Inc.*	22,325	389,571
Life Time Fitness, Inc.(a)*	10,707	536,528
Luby’s, Inc.*	7,260	61,347
Marcus Corp.	4,500	57,240
Marriott Vacations Worldwide Corp.*	4,107	177,587
Monarch Casino & Resort, Inc.*	4,370	73,678
MTR Gaming Group, Inc.*	6,300	21,105
Multimedia Games Holding Co., Inc.*	6,030	157,202
Nathan’s Famous, Inc.*	1,385	72,366
Orient-Express Hotels Ltd., Class A*	13,264	161,290
Papa John’s International, Inc.*	6,838	447,000
Pinnacle Entertainment, Inc.*	1,300	25,571

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Hotels, Restaurants & Leisure (Continued)
Red Lion Hotels Corp.(a)*	4,500	$27,495
Red Robin Gourmet Burgers, Inc.*	4,100	226,238
Rick’s Cabaret International, Inc.*	2,209	19,064
Ruby Tuesday, Inc.*	2,574	23,758
Ruth’s Hospitality Group, Inc.	12,162	146,795
Scientific Games Corp., Class A*	14,498	163,102
SHFL Entertainment, Inc.*	12,112	214,503
Sonic Corp.*	11,275	164,164
Speedway Motorsports, Inc.	10,200	177,480
Texas Roadhouse, Inc.	23,800	595,476
Town Sports International
Holdings, Inc.	8,000	86,160
Vail Resorts, Inc.(a)	12,211	751,221
Wendy’s Co. (The)(a)	58,340	340,122
WMS Industries, Inc.*	10,892	277,855
		14,023,303
Household Durables — 1.2%
American Greetings Corp., Class A	8,020	146,124
Bassett Furniture Industries, Inc.	2,600	40,378
Beazer Homes USA, Inc.(a)*	1,643	28,785
Blyth, Inc.(a)	4,000	55,840
California Coastal
Communities, Inc.(b)*	1,800	—
Cavco Industries, Inc.(a)*	1,100	55,495
CSS Industries, Inc.	2,100	52,353
Dixie Group, Inc. (The)*	2,300	19,090
Emerson Radio Corp.*	1,300	2,145
Ethan Allen Interiors, Inc.	2,497	71,914
Flexsteel Industries, Inc.	1,013	24,697
Helen of Troy Ltd.*	7,567	290,346
Hooker Furniture Corp.(a)	2,500	40,650
iRobot Corp.(a)*	5,127	203,901
KB Home	18,500	363,155
La-Z-Boy, Inc.	7,158	145,093
Libbey, Inc.*	4,508	108,057
Lifetime Brands, Inc.	3,200	43,456
M.D.C. Holdings, Inc.	5,003	162,648
M/I Homes, Inc.*	4,541	104,261
Meritage Homes Corp.*	12,228	530,206
NACCO Industries, Inc., Class A	1,000	57,280
Orleans Homebuilders, Inc.(a) (b)*	4,953	—
Ryland Group, Inc. (The)	9,751	391,015
Stanley Furniture Co., Inc.(a)*	927	3,708
Tempur-Pedic International, Inc.*	12,067	529,741
Universal Electronics, Inc.*	2,200	61,886
		3,532,224
Household Products — 0.3%
Central Garden and Pet Co.*	5,300	37,630
Central Garden and Pet Co., Class A*	6,700	46,230
Orchids Paper Products Co.(a)	1,716	45,045
Spectrum Brands Holdings, Inc.	9,832	559,146
WD-40 Co.	5,000	272,400
		960,451
Independent Power Producers & Energy Traders — 0.1%
Dynegy, Inc.(a)*	10,970	247,374
Genie Energy Ltd.*	4,900	44,835
Ormat Technologies, Inc.	6,135	144,295
Synthesis Energy Systems, Inc.(a)*	5,474	4,253
		440,757
Industrial Conglomerates — 0.1%
Raven Industries, Inc.	9,100	272,818

Insurance — 5.0%
American Equity Investment Life
Holding Co.(a)	21,859	343,186
American National Insurance Co.	63	6,267
American Safety Insurance
Holdings Ltd.*	1,683	48,723
Amerisafe, Inc.	3,900	126,321
Amtrust Financial Services, Inc.(a)	16,605	592,798
Argo Group International
Holdings Ltd.	7,654	324,453
Aspen Insurance Holdings Ltd.	21,886	811,752
Baldwin & Lyons, Inc., Class B	1,818	44,141
Citizens, Inc., Class A*	11,958	71,509
CNO Financial Group, Inc.	60,833	788,396
Crawford & Co., Class A(a)	10,528	53,377
Crawford & Co., Class B	3,991	22,429
Donegal Group, Inc., Class A	4,648	64,933
Eastern Insurance Holdings, Inc.	1,700	31,875
eHealth, Inc.*	4,059	92,220
EMC Insurance Group, Inc.	3,800	99,788
Employers Holdings, Inc.	10,542	257,752
Endurance Specialty Holdings Ltd.	12,752	656,090
Enstar Group Ltd.(a)*	2,824	375,536
FBL Financial Group, Inc., Class A	6,600	287,166
First Acceptance Corp.*	15,539	25,484
First American Financial Corp.	23,254	512,518
Global Indemnity PLC*	3,524	82,990
Greenlight Capital Re Ltd.,
Class A(a)*	7,083	173,746
Hallmark Financial Services*	5,700	52,098
Hanover Insurance Group, Inc. (The)	7,376	360,908
HCI Group, Inc.	3,748	115,139
Hilltop Holdings, Inc.*	26,197	429,631
Horace Mann Educators Corp.	13,418	327,131
Independence Holding Co.(a)	3,520	41,606
Infinity Property & Casualty Corp.	4,300	256,968
Investors Title Co.	292	20,714
Kemper Corp.	15,393	527,210
Maiden Holdings Ltd.	16,973	190,437
MBIA, Inc.*	65,792	875,691
Meadowbrook Insurance Group, Inc.	13,262	106,494
Mercury General Corp.	10,611	466,460
Montpelier Re Holdings Ltd.	15,417	385,579
National Financial Partners Corp.*	9,600	242,976
National Interstate Corp.	4,200	122,850
Navigators Group, Inc. (The)*	3,600	205,344
OneBeacon Insurance Group Ltd.,
Class A	4,825	69,866

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Insurance (Continued)
Phoenix Companies, Inc. (The)*	304	$13,072
Platinum Underwriters Holdings Ltd.	9,330	533,863
Primerica, Inc.	15,395	576,389
Protective Life Corp.	12,115	465,337
RLI Corp.(a)	6,900	527,229
Safety Insurance Group, Inc.	4,060	196,951
Selective Insurance Group, Inc.	10,701	246,337
StanCorp Financial Group, Inc.(a)	10,567	522,115
State Auto Financial Corp.	9,900	179,883
Stewart Information Services Corp.	1,858	48,661
Symetra Financial Corp.	25,025	400,150
Tower Group International Ltd.	11,737	240,726
Unico American Corp.	1,700	21,250
United Fire Group, Inc.	6,100	151,463
Universal Insurance Holdings, Inc.	13,562	96,019
		14,909,997
Internet & Catalog Retail — 0.6%
1-800-Flowers.com, Inc., Class A*	9,768	60,464
Blue Nile, Inc.(a)*	655	24,746
Gaiam, Inc., Class A*	2,400	10,704
Hollywood Media Corp.*	10,017	13,423
HomeAway, Inc.(a)*	2,165	70,016
HSN, Inc.	9,051	486,220
NutriSystem, Inc.(a)	370	4,358
Orbitz Worldwide, Inc.(a)*	20,694	166,173
Overstock.com, Inc.(a)*	2,600	73,320
PetMed Express, Inc.(a)	7,500	94,500
Shutterfly, Inc.(a)*	12,913	720,416
US Auto Parts Network, Inc.(a)*	6,100	7,015
Valuevision Media, Inc., Class A(a)*	7,971	40,732
Vitacost.com, Inc.(a)*	1,333	11,264
		1,783,351
Internet Software & Services — 1.9%
Active Network, Inc. (The)(a)*	793	6,003
AOL, Inc.*	2,087	76,134
Bankrate, Inc.*	6,638	95,322
Blucora, Inc.*	8,545	158,424
comScore, Inc.*	2,169	52,902
Constant Contact, Inc.*	1,653	26,564
Cornerstone OnDemand, Inc.*	1,353	58,571
CoStar Group, Inc.*	3,604	465,168
Dealertrack Technologies, Inc.*	7,646	270,898
Demand Media, Inc.(a)*	4,016	24,096
Dice Holdings, Inc.(a)*	15,500	142,755
Digital River, Inc.*	3,400	63,818
Earthlink, Inc.	11,700	72,657
Envestnet, Inc.*	4,901	120,565
Internap Network Services Corp.*	17,688	146,280
Ipass, Inc.(a)*	14,400	27,216
j2 Global, Inc.(a)	15,658	665,621
Keynote Systems, Inc.	3,480	68,765
Limelight Networks, Inc.*	17,037	38,333
LogMeIn, Inc.*	1,472	36,005
Market Leader, Inc.*	7,323	78,356
Move, Inc.*	9,601	123,085
NIC, Inc.	15,366	254,000
Pandora Media, Inc.(a)*	27,219	500,830
Perficient, Inc.*	5,852	78,066
QuinStreet, Inc.*	9,301	80,268
RealNetworks, Inc.*	7,600	57,456
Reis, Inc.*	2,638	48,777
Responsys, Inc.*	2,402	34,373
Soundbite Communications, Inc.	700	3,493
Spark Networks, Inc.*	6,600	55,770
Stamps.com, Inc.*	4,826	190,096
support.com, Inc.*	10,450	47,756
TechTarget, Inc.(a)*	10,402	46,497
Travelzoo, Inc.*	355	9,677
United Online, Inc.(a)	23,057	174,772
Valueclick, Inc.*	16,915	417,462
VistaPrint NV(a)*	7,215	356,204
Web.com Group, Inc.*	8,169	209,126
WebMD Health Corp.*	9,525	279,749
XO Group, Inc.*	6,500	72,800
Zix Corp.*	13,353	56,483
		5,791,193
IT Services — 2.7%
Acxiom Corp.*	24,835	563,258
Booz Allen Hamilton Holding Corp.	13,247	230,233
CACI International, Inc., Class A*	6,700	425,383
Cardtronics, Inc.*	15,290	422,004
Cass Information Systems, Inc.	1,793	82,657
Ciber, Inc.*	17,360	57,982
Computer Task Group, Inc.	4,027	92,500
Convergys Corp.(a)	29,137	507,858
CoreLogic, Inc.*	16,824	389,812
CSG Systems International, Inc.*	9,625	208,862
Dynamics Research Corp.*	200	1,114
Edgewater Technology, Inc.*	2,300	9,798
EPAM Systems, Inc.*	937	25,468
Euronet Worldwide, Inc.*	11,928	380,026
ExlService Holdings, Inc.*	9,700	286,732
Forrester Research, Inc.	8,761	321,441
Global Cash Access Holdings, Inc.*	3,792	23,738
Hackett Group, Inc. (The)	8,900	46,191
Heartland Payment Systems, Inc.(a)	9,197	342,588
Higher One Holdings, Inc.(a)*	2,831	32,953
iGate Corp.*	13,079	214,757
Innodata, Inc.(a)*	5,684	18,189
Lender Processing Services, Inc.	14,786	478,327
Lionbridge Technologies, Inc.*	9,912	28,745
Mantech International Corp.,
Class A(a)	4,780	124,853
Mattersight Corp.(a)*	2,167	6,068
MAXIMUS, Inc.	8,800	655,424
ModusLink Global Solutions, Inc.*	3,550	11,289
MoneyGram International, Inc.*	1,663	37,667
NeuStar, Inc., Class A*	373	18,158
Official Payments Holdings, Inc.*	3,900	26,715
PRGX Global, Inc.*	3,839	21,076
Sapient Corp.*	29,794	389,110

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
IT Services (Continued)
ServiceSource International, Inc.(a)*	5,713	$53,245
SYKES Enterprises, Inc.*	10,300	162,328
Syntel, Inc.	9,300	584,691
TeleTech Holdings, Inc.*	17,188	402,715
Virtusa Corp.*	8,976	198,908
WEX, Inc.(a)*	2,397	183,850
		8,066,713
Leisure Equipment & Products — 0.6%
Arctic Cat, Inc.	3,625	163,052
Black Diamond, Inc.(a)*	1,900	17,860
Brunswick Corp.	19,545	624,463
Callaway Golf Co.(a)	12,620	83,040
Escalade, Inc.	1,950	12,070
Jakks Pacific, Inc.	5,129	57,701
Johnson Outdoors, Inc., Class A*	1,000	24,900
Leapfrog Enterprises, Inc.(a)*	11,756	115,679
Marine Products Corp.	10,020	80,360
Nautilus, Inc.*	6,079	52,827
Smith & Wesson Holding Corp.*	12,562	125,369
Steinway Musical Instruments, Inc.*	2,573	78,296
Sturm Ruger & Co., Inc.(a)	6,513	312,885
		1,748,502
Life Sciences Tools & Services — 0.6%
Albany Molecular Research, Inc.*	6,479	76,906
Cambrex Corp.*	5,138	71,778
Charles River Laboratories
International, Inc.*	16,756	687,499
Enzo Biochem, Inc.*	3,616	7,521
Furiex Pharmaceuticals, Inc.*	1,597	54,410
Harvard Bioscience, Inc.*	10,123	47,882
Luminex Corp.*	856	17,642
Pacific Biosciences of
California, Inc.*	4,372	11,017
Parexel International Corp.*	14,526	667,324
pSivida Corp.(a)*	1,891	7,318
Strategic Diagnostics, Inc.*	7,150	6,440
		1,655,737
Machinery — 4.0%
Accuride Corp.(a)*	1,836	9,290
Actuant Corp., Class A	24,951	822,634
Adept Technology, Inc.(a)*	1,000	3,890
Alamo Group, Inc.	2,600	106,132
Albany International Corp., Class A	8,500	280,330
Altra Holdings, Inc.	9,567	261,944
American Railcar Industries, Inc.	5,900	197,709
Ampco-Pittsburgh Corp.	2,200	41,294
Astec Industries, Inc.	4,561	156,397
Barnes Group, Inc.	18,342	550,077
Blount International, Inc.*	9,488	112,148
Briggs & Stratton Corp.(a)	6,671	132,086
Chart Industries, Inc.(a)*	6,034	567,739
CIRCOR International, Inc.	4,484	228,056
Columbus McKinnon Corp.*	4,066	86,687
Commercial Vehicle Group, Inc.*	7,185	53,600
Douglas Dynamics, Inc.	1,886	24,480
Dynamic Materials Corp.	2,800	46,228
Eastern Co. (The)	500	8,000
Energy Recovery, Inc.(a)*	6,146	25,383
EnPro Industries, Inc.(a)*	6,974	354,000
ESCO Technologies, Inc.	5,122	165,850
Federal Signal Corp.*	14,869	130,104
Flow International Corp.*	8,979	33,133
FreightCar America, Inc.	2,400	40,776
Gorman-Rupp Co. (The)	4,364	138,950
Graham Corp.(a)	1,900	57,057
Greenbrier Cos., Inc.*	1,366	33,289
Hardinge, Inc.	800	11,824
Harsco Corp.	15,258	353,833
Hurco Cos., Inc.	1,000	28,770
Hyster-Yale Materials Handling, Inc.	2,000	125,580
ITT Corp.	13,848	407,270
John Bean Technologies Corp.	8,769	184,237
Kadant, Inc.	3,400	102,578
Kaydon Corp.	5,633	155,189
Key Technology, Inc.*	1,100	15,763
LB Foster Co., Class A	1,776	76,670
Lindsay Corp.(a)	2,399	179,877
Lydall, Inc.*	3,767	54,998
Manitex International, Inc.*	1,300	14,235
Manitowoc Co., Inc. (The)	45,549	815,783
Meritor, Inc.*	1,568	11,054
Met-Pro Corp.	4,417	59,364
Mfri, Inc.*	1,900	21,603
Middleby Corp.*	4,040	687,164
Miller Industries, Inc.	2,958	45,494
Mueller Industries, Inc.	8,775	442,523
Mueller Water Products, Inc.,
Class A	18,191	125,700
Navistar International Corp.*	5,469	151,819
NN, Inc.	4,300	49,063
Omega Flex, Inc.	488	7,257
PMFG, Inc.(a)*	2,118	14,657
RBC Bearings, Inc.*	4,700	244,165
Standex International Corp.	4,000	211,000
Sun Hydraulics Corp.	6,200	193,936
Supreme Industries, Inc.,
Class A(a)*	1,256	6,280
Tecumseh Products Co., Class A*	1,346	14,712
Tennant Co.	5,339	257,714
Titan International, Inc.(a)	5,974	100,781
Toro Co. (The)	10,509	477,214
Trimas Corp.*	13,487	502,795
Trinity Industries, Inc.	11,028	423,916
Twin Disc, Inc.(a)	2,200	52,140
Wabash National Corp.(a)*	13,117	133,531
Watts Water Technologies, Inc.,
Class A	8,714	395,093
Woodward, Inc.	4,260	170,400
		11,993,245

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Marine — 0.1%
Baltic Trading Ltd.	2,723	$10,103
Genco Shipping & Trading Ltd.(a)*	4,738	7,723
International Shipholding Corp.	710	16,564
Matson, Inc.	10,600	265,000
		299,390
Media — 2.2%
AH Belo Corp., Class A(a)	2,371	16,265
Arbitron, Inc.	6,200	287,990
Ballantyne Strong, Inc.(a)*	3,464	14,618
Beasley Broadcasting Group, Inc.,
Class A	1,657	13,886
Belo Corp., Class A	24,544	342,389
Carmike Cinemas, Inc.*	1,638	31,712
Crown Media Holdings, Inc.,
Class A*	8,950	22,106
CTC Media, Inc.	30,698	341,362
Cumulus Media, Inc., Class A(a)*	1,510	5,119
DreamWorks Animation SKG, Inc.,
Class A(a)*	17,520	449,563
Entercom Communications Corp.,
Class A(a)*	2,000	18,880
Entravision Communications Corp.,
Class A	18,845	115,897
EW Scripps Co. (The), Class A*	14,761	229,976
Fisher Communications, Inc.	1,100	45,188
Gray Television, Inc.*	7,921	57,031
Harris Interactive, Inc.*	14,810	26,806
Harte-Hanks, Inc.	17,183	147,774
Here Media, Inc.*	499	5
Here Media, Inc., Special Shares*	499	5
John Wiley & Sons, Inc., Class A	676	27,101
Journal Communications, Inc.,
Class A*	15,194	113,803
Lin TV Corp., Class A*	6,092	93,208
Lions Gate Entertainment Corp.(a)*	11,254	309,147
Live Nation Entertainment, Inc.*	44,152	684,356
Loral Space & Communications, Inc.	4,385	263,012
Madison Square Garden Co. (The),
Class A*	664	39,342
Martha Stewart Living Omnimedia,
Class A*	1,221	2,943
McClatchy Co. (The), Class A(a)*	13,196	30,087
Meredith Corp.(a)	9,000	429,300
National CineMedia, Inc.	10,450	176,500
New York Times Co. (The),
Class A(a)*	33,849	374,370
Nexstar Broadcasting Group, Inc.,
Class A	9,957	353,075
Radio One, Inc.(a)*	6,700	15,544
Regal Entertainment Group,
Class A(a)	26,218	469,302
Rentrak Corp.*	1,900	38,133
Saga Communications, Inc.,
Class A	1,116	51,236
Salem Communications Corp.,
Class A	1,041	7,797
Scholastic Corp.	6,200	181,598
Sinclair Broadcast Group, Inc.,
Class A(a)	11,700	343,746
Starz - Liberty Capital*	19,782	437,182
Valassis Communications, Inc.(a)	2,400	59,016
World Wrestling Entertainment, Inc.,
Class A(a)	2,394	24,682
		6,691,052
Metals & Mining — 0.9%
A.M. Castle & Co.(a)*	2,487	39,195
AMCOL International Corp.(a)	7,925	251,143
Century Aluminum Co.*	9,012	83,631
Commercial Metals Co.	29,035	428,847
Contango ORE, Inc.(a)*	350	2,874
Friedman Industries, Inc.	700	6,895
General Moly, Inc.(a)*	18,758	35,077
Globe Specialty Metals, Inc.	584	6,348
Haynes International, Inc.	2,200	105,314
Hecla Mining Co.(a)	41,321	123,137
Horsehead Holding Corp.*	4,474	57,312
Kaiser Aluminum Corp.	4,533	280,774
Materion Corp.	5,300	143,577
McEwen Mining, Inc.(a)*	38,236	64,236
Mines Management, Inc.(a)*	8,088	4,287
Olympic Steel, Inc.(a)	1,900	46,550
Revett Minerals, Inc.(a)*	2,266	1,466
RTI International Metals, Inc.(a)*	5,500	152,405
Schnitzer Steel Industries, Inc.,
Class A(a)	2,644	61,817
Stillwater Mining Co.(a)*	7,600	81,624
Universal Stainless & Alloy*	1,400	41,272
Worthington Industries, Inc.(a)	24,200	767,382
		2,785,163
Multi-Utilities — 0.4%
Avista Corp.	12,400	335,048
Black Hills Corp.	7,800	380,250
NorthWestern Corp.	8,500	339,150
		1,054,448
Multiline Retail — 0.3%
ALCO Stores, Inc.(a)*	200	2,206
Bon-Ton Stores, Inc. (The)(a)	2,700	48,735
Fred’s, Inc., Class A	6,887	106,679
Gordmans Stores, Inc.*	2,170	29,534
Saks, Inc.(a)*	39,776	542,545
Tuesday Morning Corp.*	9,803	101,657
		831,356
Office Electronics — 0.2%
Zebra Technologies Corp., Class A*	12,323	535,311

Oil, Gas & Consumable Fuels — 2.5%
Abraxas Petroleum Corp.(a)*	14,400	30,240
Adams Resources & Energy, Inc.	900	62,001
Alon USA Energy, Inc.	11,141	161,099

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Oil, Gas & Consumable Fuels (Continued)
Alpha Natural Resources, Inc.*	43,525	$228,071
Approach Resources, Inc.(a)*	5,197	127,690
Barnwell Industries, Inc.(a)*	2,159	6,801
Berry Petroleum Co., Class A	1,429	60,475
Bill Barrett Corp.(a)*	7,435	150,336
Black Ridge Oil and Gas, Inc.*	2,059	1,359
Bonanza Creek Energy, Inc.*	6,726	238,504
BPZ Resources, Inc.(a)*	28,065	50,236
Callon Petroleum Co.*	4,368	14,720
Carrizo Oil & Gas, Inc.(a)*	5,700	161,481
Cheniere Energy, Inc.*	2,000	55,520
Clayton Williams Energy, Inc.*	2,100	91,350
Clean Energy Fuels Corp.(a)*	13,545	178,794
Comstock Resources, Inc.	1,238	19,474
Contango Oil & Gas Co.	3,500	118,125
Crimson Exploration, Inc.*	4,791	13,511
Crosstex Energy, Inc.	12,460	246,210
CVR Energy, Inc.(c)*	21,682	—
Delek US Holdings, Inc.	20,378	586,479
DHT Holdings, Inc.	697	3,123
Double Eagle Petroleum Co.*	1,550	6,076
Emerald Oil, Inc.*	7,625	52,307
EPL Oil & Gas, Inc.*	13,373	392,631
Evolution Petroleum Corp.*	1,923	20,980
FieldPoint Petroleum Corp.*	1,200	4,440
FX Energy, Inc.(a)*	2,450	7,865
Gevo, Inc.*	1,075	2,182
Green Plains Renewable
Energy, Inc.*	7,838	104,402
Gulfport Energy Corp.*	1,600	75,312
Harvest Natural Resources, Inc.(a)*	7,400	22,940
HKN, Inc.(a)*	104	8,632
Houston American Energy Corp.*	6,452	1,742
James River Coal Co.(a)*	6,793	12,363
Matador Resources Co.*	11,954	143,209
Northern Oil and Gas, Inc.(a)*	6,951	92,726
Overseas Shipholding Group, Inc.*	2,209	9,167
Panhandle Oil and Gas, Inc.,
Class A(a)	1,289	36,737
PDC Energy, Inc.*	10,318	531,171
Petroquest Energy, Inc.*	11,749	46,526
Renewable Energy Group, Inc.*	3,291	46,831
Rentech, Inc.	42,748	89,771
Rex American Resources Corp.*	1,575	45,313
Rex Energy Corp.*	18,155	319,165
SemGroup Corp., Class A	12,586	677,882
Stone Energy Corp.*	1,483	32,670
Swift Energy Co.(a)*	3,200	38,368
Synergy Resources Corp.*	18,243	133,539
Targa Resources Corp.	7,980	513,353
Teekay Corp.	7,779	316,061
Triangle Petroleum Corp.*	5,619	39,389
Vaalco Energy, Inc.*	12,400	70,928
W&T Offshore, Inc.(a)	14,205	202,989
Warren Resources, Inc.*	3,251	8,290
Western Refining, Inc.(a)	28,243	792,781
Zion Oil & Gas, Inc.(a)*	3,151	7,058
		7,511,395
Paper & Forest Products — 0.9%
Buckeye Technologies, Inc.	10,000	370,400
Clearwater Paper Corp.*	5,908	278,030
Deltic Timber Corp.(a)	2,800	161,896
KapStone Paper and
Packaging Corp.	11,229	451,181
Louisiana-Pacific Corp.*	9,284	137,310
Mercer International, Inc.*	9,357	61,008
Neenah Paper, Inc.	3,300	104,841
P. H. Glatfelter Co.	13,999	351,375
Schweitzer-Mauduit
International, Inc.	10,692	533,317
Wausau Paper Corp.	9,409	107,263
		2,556,621
Personal Products — 0.7%
CCA Industries, Inc.	556	1,779
Elizabeth Arden, Inc.*	10,900	491,263
Inter Parfums, Inc.	10,446	297,920
Medifast, Inc.*	3,300	85,008
Natural Alternatives
International, Inc.*	1,000	4,610
Natures Sunshine Products, Inc.	2,700	44,145
Nutraceutical International Corp.	2,300	47,012
Prestige Brands Holdings, Inc.*	15,321	446,454
Revlon, Inc., Class A*	13,381	295,185
United-Guardian, Inc.(a)	600	14,640
USANA Health Sciences, Inc.(a)*	3,400	246,092
		1,974,108
Pharmaceuticals — 0.9%
Akorn, Inc.(a)*	4,529	61,232
Corcept Therapeutics, Inc.(a)*	4,500	7,785
Cumberland
Pharmaceuticals, Inc.(a)*	5,912	30,210
Depomed, Inc.(a)*	2,205	12,370
Endocyte, Inc.(a)*	894	11,738
Hi-Tech Pharmacal Co., Inc.(a)	2,678	88,910
Impax Laboratories, Inc.*	10,100	201,495
Lannett Co., Inc.*	5,550	66,101
Medicines Co. (The)*	21,641	665,677
Pain Therapeutics, Inc.*	5,500	12,155
Pozen, Inc.*	10,087	50,536
Questcor Pharmaceuticals, Inc.	8,803	400,184
Santarus, Inc.*	11,847	249,379
Sciclone Pharmaceuticals, Inc.*	18,255	90,545
Sucampo Pharmaceuticals, Inc.,
Class A*	3,198	21,043
Transcept Pharmaceuticals, Inc.*	2,528	7,635
Viropharma, Inc.*	25,800	739,170
		2,716,165

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Professional Services — 1.4%
Acacia Research Corp.	7,978	$178,308
Advisory Board Co. (The)*	7,369	402,716
Barrett Business Services, Inc.	2,100	109,641
CBIZ, Inc.(a)*	15,700	105,347
CDI Corp.	4,800	67,968
Corporate Executive Board Co. (The)	8,393	530,606
CRA International, Inc.*	2,200	40,634
Dolan Media Co. (The)*	6,400	10,432
Exponent, Inc.	2,610	154,277
Franklin Covey Co.*	5,596	75,322
FTI Consulting, Inc.*	5,347	175,863
GP Strategies Corp.*	3,999	95,256
Heidrick & Struggles
International, Inc.	3,700	61,864
Hill International, Inc.*	9,200	25,208
Hudson Global, Inc.*	2,471	6,128
Huron Consulting Group, Inc.*	2,651	122,582
ICF International, Inc.*	4,955	156,132
Insperity, Inc.	5,700	172,710
Kelly Services, Inc., Class A	5,805	101,413
Kforce, Inc.	10,079	147,154
Korn/Ferry International*	6,099	114,295
Mastech Holdings, Inc.(a)	849	6,495
Mistras Group, Inc.*	5,383	94,633
National Technical Systems, Inc.(a)*	1,400	19,586
Navigant Consulting, Inc.*	10,515	126,180
Odyssey Marine Exploration, Inc.(a)*	6,750	19,980
On Assignment, Inc.*	17,285	461,855
Pendrell Corp.*	23,860	62,513
RCM Technologies, Inc.(a)	2,995	16,263
Resources Connection, Inc.	10,115	117,334
RPX Corp.*	10,274	172,603
SmartPros Ltd.	1,000	1,740
TrueBlue, Inc.*	8,561	180,209
Volt Information Sciences, Inc.(a)*	3,624	26,093
VSE Corp.(a)	850	34,910
		4,194,250
Real Estate Investment Trusts (REITs) — 0.3%
Geo Group, Inc. (The)	17,051	578,882
Ryman Hospitality Properties(a)	4,522	176,403
		755,285
Real Estate Management & Development — 0.7%
Alexander & Baldwin, Inc.*	9,817	390,226
Altisource Asset Management Corp.*	596	160,920
Altisource Portfolio Solutions SA*	7,167	674,271
Altisource Residential Corp.,
Class B(a)*	1,989	33,196
AV Homes, Inc.*	2,349	41,648
Consolidated-Tomoka Land Co.(a)	995	37,969
Forestar Group, Inc.*	8,034	161,162
Kennedy-Wilson Holdings, Inc.	11,447	190,478
St. Joe Co. (The)(a)*	2,522	53,088
Tejon Ranch Co.*	8,031	228,803
Thomas Properties Group, Inc.(a)	13,872	73,522
		2,045,283
Road & Rail — 1.4%
AMERCO	4,141	670,428
Arkansas Best Corp.	6,929	159,021
Avis Budget Group, Inc.*	9,567	275,051
Celadon Group, Inc.	5,010	91,433
Con-way, Inc.	10,829	421,898
Covenant Transportation
Group, Inc., Class A*	1,500	9,360
Heartland Express, Inc.(a)	15,800	219,146
Knight Transportation, Inc.	16,200	272,484
Landstar System, Inc.	3,433	176,799
Marten Transport Ltd.	6,921	108,452
P.A.M. Transportation
Services, Inc.(a)	3,196	32,503
Quality Distribution, Inc.*	6,100	53,924
Roadrunner Transportation
Systems, Inc.*	6,596	183,633
Saia, Inc.*	8,300	248,751
Swift Transportation Co.*	29,334	485,184
Universal Truckload Services, Inc.*	3,300	79,563
USA Truck, Inc.(a)*	1,900	12,236
Werner Enterprises, Inc.(a)	24,275	586,727
		4,086,593
Semiconductors & Semiconductor Equipment — 3.5%
Advanced Energy Industries, Inc.*	6,500	113,165
Alpha & Omega Semiconductor Ltd.*	1,092	8,343
Amkor Technology, Inc.*	31,457	132,434
Amtech Systems, Inc.*	2,200	13,992
Anadigics, Inc.*	14,200	31,240
Applied Micro Circuits Corp.*	14,675	129,140
ASML Holding NV	7,584	599,894
ATMI, Inc.*	7,200	170,280
Axcelis Technologies, Inc.*	20,139	36,653
AXT, Inc.*	12,200	32,940
Brooks Automation, Inc.	8,338	81,129
Cabot Microelectronics Corp.*	3,098	102,265
Cascade Microtech, Inc.*	3,500	23,310
Ceva, Inc.*	4,258	82,435
Cirrus Logic, Inc.(a)*	4,612	80,064
Cohu, Inc.	3,473	43,413
Cyberoptics Corp.*	1,700	9,877
Cypress Semiconductor Corp.(a)*	10,726	115,090
Diodes, Inc.*	7,200	186,984
DSP Group, Inc.*	2,800	23,268
Entegris, Inc.*	27,391	257,201
Entropic Communications, Inc.*	7,639	32,619
Exar Corp.*	11,669	125,675
Fairchild Semiconductor
International, Inc.*	3,222	44,464
FormFactor, Inc.*	5,240	35,370
GigOptix, Inc.(a)*	1,578	2,051
GSI Technology, Inc.*	6,498	41,067
GT Advanced Technologies, Inc.(a)*	17,362	72,052
Hittite Microwave Corp.*	3,415	198,070
Inphi Corp.*	1,644	18,084
Integrated Device Technology, Inc.*	16,232	128,882
Integrated Silicon Solution, Inc.*	5,884	64,489

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Semiconductors & Semiconductor Equipment (Continued)
International Rectifier Corp.(a)*	11,613	$243,176
Intersil Corp., Class A	19,561	152,967
IXYS Corp.	7,000	77,420
Kopin Corp.*	16,230	60,213
Kulicke & Soffa Industries, Inc.*	13,599	150,405
Lattice Semiconductor Corp.*	21,818	110,617
LTX-Credence Corp.*	10,191	61,044
Magnachip Semiconductor Corp.*	12,190	222,711
MaxLinear, Inc., Class A*	276	1,932
MEMSIC, Inc.*	1,209	4,957
Micrel, Inc.	7,400	73,112
Microsemi Corp.*	27,961	636,113
MKS Instruments, Inc.	16,503	437,990
Monolithic Power Systems, Inc.	11,800	284,498
MoSys, Inc.*	4,488	18,042
Nanometrics, Inc.*	4,751	69,697
Omnivision Technologies, Inc.*	11,616	216,638
PDF Solutions, Inc.*	8,956	165,059
Pericom Semiconductor Corp.*	5,500	39,160
Photronics, Inc.*	12,017	96,857
Pixelworks, Inc.*	1,533	5,243
PLX Technology, Inc.*	2,089	9,944
PMC - Sierra, Inc.*	56,112	356,311
Power Integrations, Inc.(a)	9,830	398,705
Rambus, Inc.*	22,187	190,586
RF Micro Devices, Inc.*	58,119	310,937
Rubicon Technology, Inc.(a)*	1,600	12,816
Rudolph Technologies, Inc.*	7,386	82,723
Semtech Corp.*	22,910	802,537
Silicon Image, Inc.*	5,506	32,210
Silicon Laboratories, Inc.*	7,769	321,714
Spansion, Inc., Class A*	8,430	105,544
SunEdison, Inc.(a)*	48,404	395,461
SunPower Corp.(a)*	18,830	389,781
Supertex, Inc.	1,824	43,612
Tessera Technologies, Inc.	7,815	162,552
TriQuint Semiconductor, Inc.*	28,000	194,040
Ultra Clean Holdings*	4,750	28,738
Ultratech, Inc.*	6,800	249,696
Veeco Instruments, Inc.(a)*	6,900	244,398
Volterra Semiconductor Corp.*	5,300	74,836
		10,570,932
Software — 3.1%
Accelrys, Inc.*	13,277	111,527
ACI Worldwide, Inc.*	6,131	284,969
Actuate Corp.*	14,300	94,952
Advent Software, Inc.*	11,972	419,738
American Software, Inc., Class A	5,100	44,319
AsiaInfo-Linkage, Inc.*	4,273	49,311
Aspen Technology, Inc.*	4,065	117,031
AVG Technologies NV(a)*	4,123	80,192
Blackbaud, Inc.	5,600	182,392
Bottomline Technologies, Inc.*	7,935	200,676
Bsquare Corp.*	2,300	6,325
Compuware Corp.	53,853	557,379
Comverse, Inc.*	1,400	41,664
Digimarc Corp.	1,256	26,087
Ebix, Inc.(a)	2,155	19,955
Ellie Mae, Inc.(a)*	976	22,526
EPIQ Systems, Inc.	8,450	113,822
ePlus, Inc.	1,200	71,868
Fair Isaac Corp.	11,500	527,045
Gerber Scientific(a) (c)*	5,000	—
GSE Systems, Inc.(a)*	2,896	4,373
Guidance Software, Inc.*	1,433	12,524
Guidewire Software, Inc.*	7,156	300,910
Interactive Intelligence Group*	3,800	196,080
Manhattan Associates, Inc.*	6,262	483,176
Mentor Graphics Corp.	35,836	700,594
Monotype Imaging Holdings, Inc.	7,120	180,919
NetScout Systems, Inc.*	10,385	242,386
Pegasystems, Inc.	2,844	94,193
Progress Software Corp.*	17,294	397,935
PROS Holdings, Inc.*	701	20,995
QAD, Inc., Class A	4,909	56,355
QAD, Inc., Class B(a)	1,219	12,702
QLIK Technologies, Inc.*	25,796	729,253
Rosetta Stone, Inc.*	669	9,861
Rovi Corp.*	35,275	805,681
Seachange International, Inc.*	7,100	83,141
SS&C Technologies Holdings, Inc.*	15,749	518,142
Synchronoss Technologies, Inc.*	10,775	332,624
Take-Two Interactive Software, Inc.*	6,040	90,419
TeleCommunication Systems, Inc.,
Class A*	10,596	24,689
TeleNav, Inc.*	8,331	43,571
Tyler Technologies, Inc.*	8,205	562,453
Ultimate Software Group, Inc.*	977	114,592
Verint Systems, Inc.*	5,644	200,193
		9,189,539
Specialty Retail — 4.6%
Aaron’s, Inc.	19,040	533,310
America’s Car-Mart, Inc.*	2,516	108,792
Ann, Inc.*	12,800	424,960
Asbury Automotive Group, Inc.*	9,700	388,970
Barnes & Noble, Inc.*	14,343	228,914
Bebe Stores, Inc.(a)	17,142	96,167
Big 5 Sporting Goods Corp.	7,386	162,123
Books-A-Million, Inc.(a)*	3,928	10,291
Boyds Collection Ltd.(a) (b)*	10,000	—
Brown Shoe Co., Inc.	9,937	213,944
Buckle, Inc. (The)(a)	16,509	858,798
Cabela’s, Inc.(a)*	8,654	560,433
Cache, Inc.*	4,484	19,954
Cato Corp. (The), Class A	7,100	177,216
Children’s Place
Retail Stores, Inc. (The)*	4,800	263,040
Citi Trends, Inc.*	2,600	37,778
Conn’s, Inc.*	7,199	372,620
Destination Maternity Corp.	2,800	68,880
Destination XL Group, Inc.*	8,325	52,780
Express, Inc.*	14,904	312,537

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Specialty Retail (Continued)
Finish Line Inc. (The), Class A	16,824	$367,773
Genesco, Inc.*	7,330	491,037
Group 1 Automotive, Inc.(a)	4,900	315,217
Guess?, Inc.(a)	14,769	458,282
Haverty Furniture Cos., Inc.	4,500	103,545
hhgregg, Inc.(a)*	9,379	149,783
Hibbett Sports, Inc.(a)*	8,276	459,318
Jos. A. Bank Clothiers, Inc.(a)*	5,212	215,360
Kirkland’s, Inc.*	5,977	103,103
Lithia Motors, Inc., Class A	7,855	418,750
Lumber Liquidators Holdings, Inc.(a)*	4,973	387,248
MarineMax, Inc.*	5,699	64,570
Men’s Wearhouse, Inc. (The)	11,601	439,098
Monro Muffler Brake, Inc.(a)	10,650	511,732
New York & Co., Inc.*	22,433	142,450
Office Depot, Inc.(a)*	16,500	63,855
OfficeMax, Inc.	7,216	73,820
Pacific Sunwear of California, Inc.*	4,122	15,045
Penske Auto Group, Inc.	20,300	619,962
PEP Boys-Manny Moe & Jack (The)*	4,490	51,994
Perfumania Holdings, Inc.(a)*	1,156	6,011
Pier 1 Imports, Inc.	36,466	856,586
RadioShack Corp.(a)*	7,500	23,700
Rent-A-Center, Inc.(a)	13,202	495,735
Rue21, Inc.*	5,056	210,380
Select Comfort Corp.*	13,569	340,039
Shoe Carnival, Inc.	3,360	80,674
Sonic Automotive, Inc., Class A	8,545	180,641
Sport Chalet, Inc.*	800	1,048
Stage Stores, Inc.(a)	11,200	263,200
Stein Mart, Inc.	11,157	152,293
Systemax, Inc.	7,400	69,634
Tandy Leather Factory, Inc.*	2,200	17,116
Tile Shop Holdings, Inc.*	2,330	67,477
Trans World Entertainment	5,400	26,244
Vitamin Shoppe, Inc.*	5,222	234,154
West Marine, Inc.*	4,005	44,055
Wet Seal, Inc. (The)*	30,305	142,737
Winmark Corp.(a)	1,162	75,379
Zale Corp.*	6,123	55,719
Zumiez, Inc.*	305	8,769
		13,695,040
Textiles, Apparel & Luxury Goods — 1.6%
Cherokee, Inc.	1,700	21,726
Columbia Sportswear Co.(a)	8,700	545,055
Crocs, Inc.*	18,200	300,300
Culp, Inc.	2,400	41,736
Delta Apparel, Inc.*	1,153	16,257
Fifth & Pacific Cos., Inc.*	16,134	360,433
G-III Apparel Group Ltd.*	6,830	328,660
Iconix Brand Group, Inc.*	16,998	499,911
Jones Group, Inc. (The)	12,413	170,679
Lakeland Industries, Inc.(a)*	440	2,077
Maidenform Brands, Inc.*	5,100	88,383
Movado Group, Inc.	4,970	168,135
Oxford Industries, Inc.	4,980	310,752
Perry Ellis International, Inc.	3,333	67,693
Quiksilver, Inc.(a)*	11,425	73,577
R.G. Barry Corp.	1,900	30,856
Rocky Brands, Inc.	1,000	15,120
Skechers U.S.A., Inc., Class A*	5,598	134,408
Steven Madden Ltd.*	14,460	699,575
Superior Uniform Group, Inc.	1,100	11,869
True Religion Apparel, Inc.	5,400	170,964
Unifi, Inc.*	4,533	93,697
Wolverine World Wide, Inc.(a)	11,000	600,710
		4,752,573
Thrifts & Mortgage Finance — 1.7%
Astoria Financial Corp.	12,353	133,165
Bank Mutual Corp.	8,663	48,859
BankFinancial Corp.	4,900	41,650
Beneficial Mutual Bancorp, Inc.*	17,310	145,404
Berkshire Hills Bancorp., Inc.	4,639	128,779
BofI Holding, Inc.(a)*	4,691	214,942
Brookline Bancorp, Inc.	7,518	65,256
Cape Bancorp, Inc.	236	2,242
Capitol Federal Financial, Inc.	41,921	508,921
CFS Bancorp, Inc.	1,800	19,296
Charter Financial Corp.	1,429	14,404
Citizens Community Bancorp, Inc.	400	2,784
Clifton Savings Bancorp, Inc.	4,173	49,450
Dime Community Bancshares, Inc.	8,499	130,205
Doral Financial Corp.*	6,300	5,229
ESB Financial Corp.	835	10,129
ESSA Bancorp, Inc.	1,900	20,824
Federal Agricultural Mortgage Corp.,
Class C	1,400	40,432
First Defiance Financial Corp.	1,100	24,805
First Federal Bancshares of
Arkansas, Inc.*	1,754	13,857
First Federal of Northern Michigan
Bancorp, Inc.*	300	1,290
First Financial Northwest, Inc.	2,239	23,084
First Pactrust Bancorp, Inc.	1,673	22,719
Flagstar Bancorp, Inc.*	5,202	72,620
Fox Chase Bancorp, Inc.	3,230	54,910
Hampden Bancorp, Inc.	300	4,473
HF Financial Corp.	110	1,432
Hingham Institution for Savings	213	14,458
Home Bancorp, Inc.*	994	18,389
HopFed Bancorp, Inc.	415	4,441
Kearny Financial Corp.*	17,221	180,648
Meridian Interstate Bancorp, Inc.*	3,210	60,444
MGIC Investment Corp.*	44,075	267,535
New Hampshire Thrift
Bancshares, Inc.	200	2,862
Northeast Community Bancorp, Inc.	2,200	13,904
Northfield Bancorp, Inc.	14,040	164,549
Northwest Bancshares, Inc.	27,000	364,770
OceanFirst Financial Corp.	3,912	60,832
Oritani Financial Corp.	15,480	242,726

See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Thrifts & Mortgage Finance (Continued)
Provident Financial Services, Inc.	12,315	$194,331
Provident New York Bancorp.	8,900	83,126
Pulaski Financial Corp.	2,040	19,482
Radian Group, Inc.	27,036	314,158
Rockville Financial, Inc.	7,084	92,659
Roma Financial Corp.*	4,854	88,149
SI Financial Group, Inc.	2,065	22,818
Simplicity Bancorp, Inc.	2,068	29,986
Territorial Bancorp, Inc.	2,302	52,048
Timberland Bancorp, Inc.	2,600	21,892
Tree.com, Inc.	900	15,426
Trustco Bank Corp. NY	2,000	10,880
United Financial Bancorp, Inc.	4,912	74,417
Walker & Dunlop, Inc.*	3,682	64,435
Washington Federal, Inc.	29,276	552,731
Waterstone Financial, Inc.(a)*	6,900	70,104
Westfield Financial, Inc.	5,000	35,000
WSFS Financial Corp.	1,002	52,495
		4,990,856
Tobacco — 0.1%
Alliance One International, Inc.(a)*	17,922	68,104
Universal Corp.	5,600	323,960
Vector Group Ltd.(a)	991	16,074
		408,138
Trading Companies & Distributors — 1.5%
Aceto Corp.	7,018	97,761
Aircastle Ltd.	15,000	239,850
Applied Industrial Technologies, Inc.	12,792	618,237
Beacon Roofing Supply, Inc.(a)*	16,599	628,770
BlueLinx Holdings, Inc.*	19,332	41,564
CAI International, Inc.*	4,585	108,069
DXP Enterprises, Inc.*	3,100	206,460
GATX Corp.	13,889	658,755
H&E Equipment Services, Inc.	10,384	218,791
Houston Wire & Cable Co.	5,746	79,525
Kaman Corp., Class A	5,778	199,688
Lawson Products, Inc.*	1,575	20,223
Rush Enterprises, Inc., Class A(a)*	8,947	221,438
TAL International Group, Inc.(a)*	11,491	500,663
Textainer Group Holdings Ltd.(a)	11,000	422,840
Titan Machinery, Inc.(a)*	3,710	72,827
Watsco, Inc.	1,468	123,253
Willis Lease Finance Corp.*	900	12,159
		4,470,873
Transportation Infrastructure — 0.1%
Wesco Aircraft Holdings, Inc.(a)*	9,218	171,178

Water Utilities — 0.2%
American States Water Co.	3,550	190,529
Artesian Resources Corp., Class A	1,300	28,964
California Water Service Group	6,200	120,962
Connecticut Water Service, Inc.(a)	1,900	54,530
Consolidated Water Co., Ltd.(a)	2,195	25,089
Middlesex Water Co.(a)	2,337	46,553
SJW Corp.	4,400	115,280
York Water Co.(a)	1,271	24,187
		606,094
Wireless Telecommunication Services — 0.0%
Boingo Wireless, Inc.*	532	3,304
Leap Wireless International, Inc.(a)*	2,600	17,498
NTELOS Holdings Corp.	1,414	23,274
Shenandoah
Telecommunications Co.	2,970	49,540
USA Mobility, Inc.	4,000	54,280
		147,896
TOTAL COMMON STOCKS
(Identified Cost $212,299,280)		294,962,176

RIGHTS & WARRANTS — 0.0%
Auto Components — 0.0%
Federal-Mogul Corp.,
expires 7/9/13*	15,600	2,652

Construction Materials — 0.0%
U.S. Concrete, Inc., Class A,
expires 8/31/17(b)*	335	—
U.S. Concrete, Inc.,
expires 8/31/17(b)*	335	—

Health Care Equipment & Supplies — 0.0%
Photomedex, Inc.,
expires 12/13/14(b)*	79	—

Pharmaceuticals — 0.0%
FRD Acquisition Co.(c)*	656	—
Fresenius Kabi Pharmaceuticals
Holding, Inc., expires 6/30/11(b)*	13,728	—

TOTAL RIGHTS & WARRANTS
(Identified Cost $85,660)		2,652

SHORT-TERM INVESTMENTS — 0.7%
Other — 0.7%
SSgA Government Money
Market Fund	1	1
SSgA Money Market Fund	1,982,087	1,982,087
		1,982,088
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,982,088)		1,982,088
See notes to financial statements.

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COLLATERAL FOR SECURITIES ON LOAN — 17.9%
State Street Navigator Securities
Lending Prime Portfolio	53,528,386	$53,528,386

TOTAL COLLATERAL FOR
SECURITIES ON LOAN
(Identified Cost $53,528,386)		53,528,386

Total Investments — 117.5%
(Identified Cost $267,895,414)#		350,475,302
Liabilities, Less Cash and
Other Assets — (17.5%)		(52,264,282)
Net Assets — 100.0%		$298,211,020

†	See Note 1.
*	Non-income producing security.
(a)	A portion or all of the security/securities were held on loan. As of June 30, 2013, the market value of the securities on loan was $52,571,909.
(b)	Bankrupt security/delisted.
(c)	Contingent value rights based on future performance.
#

At June 30, 2013 the aggregate cost of investment securities for U.S. federal income tax purposes was $268,129,653. Net unrealized appreciation aggregated $82,345,649 of which $96,921,010 related to appreciated investment securities and $14,575,361 related to depreciated investment securities.

Portfolio Sectors
(% of portfolio market value)

See notes to financial statements.

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013

	SHARES	VALUE†
COMMON STOCKS — 99.0%
Australia — 5.3%
Alumina Ltd.*	256,850	$231,379
Asciano Ltd.	143,247	657,653
Bank of Queensland Ltd.	90,810	723,368
Beach Energy Ltd.	1,825	1,894
Bendigo and Adelaide Bank Ltd.(a)	81,165	747,491
BlueScope Steel Ltd.*	51,622	220,475
Boral Ltd.(a)	149,993	577,511
Caltex Australia Ltd.	54,126	893,492
Downer EDI Ltd.	14,976	49,170
Echo Entertainment Group Ltd.	139,940	391,625
Fairfax Media Ltd.(a)	358,477	162,283
GrainCorp Ltd.	3,165	36,384
Harvey Norman Holdings Ltd.(a)	42,022	98,000
Incitec Pivot Ltd.	278,323	727,985
Lend Lease Group	55,513	423,925
Macquarie Group Ltd.	56,310	2,156,234
Newcrest Mining Ltd.	47,682	430,407
Origin Energy Ltd.	221,281	2,543,823
OZ Minerals Ltd.	32,061	120,218
Primary Health Care Ltd.	50,696	221,620
Qantas Airways Ltd.*	197,873	244,302
QBE Insurance Group Ltd.	2,965	40,919
Rio Tinto Ltd.	35,019	1,677,234
Santos Ltd.	148,428	1,700,883
Seven Group Holdings Ltd.	5,495	34,676
Sims Metal Management Ltd.	38,790	293,027
Sonic Healthcare Ltd.	7,467	101,137
Suncorp Group Ltd.	236,054	2,573,327
TABCORP Holdings Ltd.	120,355	335,715
Tatts Group Ltd.	193,965	562,328
Toll Holdings Ltd.	95,693	465,585
Treasury Wine Estates Ltd.	92,695	493,386
Wesfarmers Ltd.	207,637	7,519,818
		27,457,274
Austria — 0.2%
Erste Group Bank AG	36,165	965,256
Raiffeisen Bank International AG(a)	8,878	258,855
		1,224,111
Belgium — 1.5%
Ageas	40,369	1,417,436
Belgacom SA	918	20,595
Delhaize Group SA	18,053	1,115,952
KBC Groep NV	40,034	1,490,613
S.A. D'ieteren SA(a)	2,077	88,649
Solvay SA	13,524	1,772,673
UCB SA	31,369	1,689,809
		7,595,727
Canada — 10.1%
Astral Media, Inc., Class A	9,729	462,167
AuRico Gold, Inc.(a)	5,525	24,218
Barrick Gold Corp.	95,697	1,506,271
Cameco Corp.(a)	9,592	198,005
Canadian Natural Resources Ltd.	121,797	3,433,756
Canadian Natural Resources Ltd.(a)	81,115	2,292,310
Canadian Tire Corp. Ltd., Class A(a)	18,300	1,377,764
Crescent Point Energy Corp.(a)	16,907	573,427
Empire Co., Ltd., Class A	7,800	596,440
Enerplus Corp.(a)	32,456	479,572
Ensign Energy Services, Inc.	16,271	251,870
Fairfax Financial Holdings Ltd.	3,000	1,179,719
First Quantum Minerals Ltd.	24,082	357,211
Genworth MI Canada, Inc.(a)	3,100	72,334
George Weston Ltd.	3,109	247,520
Goldcorp, Inc.	55,056	1,361,535
Goldcorp, Inc.	63,211	1,569,907
HudBay Minerals, Inc.	800	5,294
Husky Energy, Inc.(a)	65,750	1,751,750
IAMGOLD Corp.	19,359	81,360
Industrial Alliance Insurance &
Financial Services, Inc.	18,285	723,263
Kinross Gold Corp.	203,700	1,043,970
Lightstream Resources Ltd.(a)	7,732	57,713
Loblaw Cos., Ltd.(a)	14,700	664,624
Lundin Mining Corp.*	58,141	221,132
Magna International, Inc.	50,224	3,574,944
Manulife Financial Corp.(a)	325,785	5,213,427
Manulife Financial Corp.	934	14,963
MEG Energy Corp.*	901	24,699
Pan American Silver Corp.(a)	6,906	80,440
Pan American Silver Corp.	8,150	94,866
Pengrowth Energy Corp.(a)	40,806	200,596
Penn West Petroleum Ltd.(a)	73,560	776,377
Precision Drilling Corp.(a)	40,259	342,605
Quebecor, Inc., Class B	1,233	54,610
Research In Motion Ltd.(a)*	35,700	376,111
Research In Motion Ltd.(a)*	13,552	141,889
Sun Life Financial, Inc.	99,837	2,957,043
Suncor Energy, Inc.	259,369	7,645,183
Suncor Energy, Inc.	27,648	815,340
Talisman Energy, Inc.	166,377	1,898,378
Teck Resources Ltd., Class B(a)	104,620	2,235,249
Thomson Reuters Corp.(a)	106,534	3,476,511
TransAlta Corp.(a)	32,569	446,248
Turquoise Hill Resources Ltd.(a)*	42,111	249,718
Uranium One, Inc.*	43,004	112,039
Yamana Gold, Inc.(a)	154,108	1,469,719
		52,734,087
Cayman Islands — 0.0%
Foxconn International
Holdings Ltd.(a)*	240,000	131,201

Denmark — 1.6%
A P Moller - Maersk A/S, Class A	63	424,830
A P Moller - Maersk A/S, Class B	273	1,955,275
Carlsberg A/S, Class B	21,154	1,893,859
Danske Bank A/S*	157,972	2,701,743
FLSmidth & Co. A/S(a)	4,386	199,701
H Lundbeck A/S	6,315	112,632
Jyske Bank A/S*	9,528	359,164

See notes to financial statements.

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Denmark (Continued)
Rockwool International A/S,
B Shares(a)	570	$79,729
TDC A/S	52,152	422,670
		8,149,603
Finland — 0.8%
Fortum Oyj	10,357	194,129
Kesko Oyj, B Shares(a)	6,878	191,231
Neste Oil Oyj(a)	18,872	276,107
Nokia Oyj(a)*	256,789	951,273
Stora Enso Oyj, R Shares	133,259	893,301
UPM-Kymmene Oyj(a)	153,593	1,505,430
		4,011,471
France — 10.3%
AXA SA	318,289	6,253,869
BNP Paribas SA	143,786	7,855,998
Bollore SA	1,152	479,615
Bouygues SA(a)	21,751	555,202
Cap Gemini SA	21,722	1,056,050
Casino Guichard Perrachon SA	9,523	892,112
CGG*	10,208	225,750
CGG, ADR	9,901	216,733
Cie de Saint-Gobain	77,815	3,150,052
Cie Generale des
Etablissements Michelin	26,524	2,371,864
Ciments Francais SA	2,122	119,378
CNP Assurances	24,886	357,131
Credit Agricole SA*	186,204	1,600,385
EDF SA(a)	32,593	756,644
Eiffage SA(a)	241	11,304
France Telecom SA	358,763	3,394,037
GDF Suez	296,273	5,802,008
Lafarge SA	38,431	2,363,119
Lagardere SCA	29,198	813,319
Natixis	161,411	675,683
Peugeot SA(a)*	25,314	208,408
Renault SA	35,128	2,363,949
Rexel SA	14,433	324,634
SCOR SE	13,363	410,062
Societe Generale SA	137,779	4,734,575
STMicroelectronics NV	113,137	1,019,219
Vallourec SA	3,068	155,246
Vivendi SA	298,408	5,651,549
		53,817,895
Germany — 7.8%
Allianz SE	15,596	2,278,734
Bayerische Motoren Werke AG	33,555	2,934,210
Celesio AG	6,399	139,098
Commerzbank AG*	95,020	828,427
Daimler AG	153,469	9,285,975
Deutsche Bank AG	77,883	3,259,757
Deutsche Bank AG(a)	72,307	3,033,279
Deutsche Lufthansa AG*	43,319	879,342
Deutsche Telekom AG	321,442	3,750,581
E.On AG	301,790	4,953,520
Fraport AG Frankfurt Airport Services
Worldwide(a)	1,354	81,918
HeidelbergCement AG	18,376	1,235,900
Hochtief AG	607	39,687
Metro AG	4,645	147,043
Muenchener Rueckversicherungs AG	26,671	4,908,884
RWE AG	52,911	1,688,731
Salzgitter AG	4,020	132,412
Volkswagen AG	4,362	850,250
Wacker Chemie AG	1,434	107,925
		40,535,673
Greece — 0.0%
Hellenic Petroleum SA	26,868	245,858
National Bank of Greece SA*	1,124	3,658
		249,516
Hong Kong — 2.1%
Cathay Pacific Airways Ltd.	103,000	180,076
Cheung Kong Holdings Ltd.	58,000	786,689
Henderson Land Development
Co., Ltd.	211,262	1,265,221
Hongkong & Shanghai Hotels
Ltd. (The)	68,495	112,156
Hopewell Holdings Ltd.	81,000	269,441
Hutchison Whampoa Ltd.	266,000	2,796,823
Kerry Properties Ltd.	33,500	131,088
New World Development Co., Ltd.	766,862	1,059,916
Noble Group Ltd.	572,000	437,744
Orient Overseas International Ltd.	35,000	226,082
Sino Land Co., Ltd.	64,000	89,613
Sun Hung Kai Properties Ltd.	71,000	916,330
Tsim Sha Tsui Properties	59,621	127,758
Wharf Holdings Ltd.	169,000	1,421,761
Wheelock & Co., Ltd.	233,000	1,165,593
		10,986,291
Ireland — 0.1%
Bank of Ireland(a)*	1,063,240	217,282
CRH PLC, ADR(a)	12,757	259,095
		476,377
Israel — 0.2%
Bank Hapoalim B.M.*	113,462	513,730
Bank Leumi Le-Israel*	172,350	573,308
Israel Chemicals Ltd.	363	3,585
Israel Discount Bank Ltd., Series A*	138,247	232,215
Strauss Group Ltd.	1	15
		1,322,853
Italy — 1.5%
Banca Monte dei Paschi di Siena
SpA(a)*	1,272,909	323,092
Banco Popolare Scarl*	36,181	42,597
Fiat SpA*	123,198	861,137
Finmeccanica SpA*	61,153	306,300
Intesa Sanpaolo SpA	379,860	608,661
Telecom Italia SpA	1,864,713	1,296,126

See notes to financial statements.

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Italy (Continued)
UniCredit SpA	827,731	$3,876,541
Unione di Banche Italiane SCPA(a)	127,537	461,836
		7,776,290

Japan — 21.6%
77 Bank Ltd. (The)	60,000	284,936
Aeon Co., Ltd.(a)	106,700	1,400,720
Aisin Seiki Co., Ltd.	23,900	914,504
Alfresa Holdings Corp.	5,500	294,465
Amada Co., Ltd.	51,000	336,812
Aoyama Trading Co., Ltd.	5,900	156,750
Asahi Glass Co., Ltd.(a)	155,000	1,009,579
Asahi Kasei Corp.	172,000	1,137,649
Asatsu-DK, Inc.(a)	1,100	25,620
Bank of Kyoto Ltd. (The)	45,000	375,227
Bank of Yokohama Ltd. (The)	173,000	893,083
Brother Industries Ltd.	6,500	73,205
Canon Marketing Japan, Inc.	8,000	107,038
Chiba Bank Ltd. (The)	107,000	729,300
Chugoku Bank Ltd. (The)	24,000	336,842
Citizen Holdings Co., Ltd.	64,400	359,726
Coca-Cola West Co., Ltd.(a)	7,200	127,768
COMSYS Holdings Corp.	17,200	219,726
Cosmo Oil Co., Ltd.*	111,000	204,809
Dai Nippon Printing Co., Ltd.	119,000	1,088,254
Dai-ichi Life Insurance Co., Ltd. (The)	343	495,237
Daicel Corp.	45,000	394,283
Daido Steel Co., Ltd.	25,000	126,790
Daishi Bank Ltd. (The)	40,000	131,881
Denki Kagaku Kogyo KK	34,000	123,412
Ebara Corp.	52,000	278,403
Fuji Electric Co., Ltd.	9,000	31,760
Fuji Media Holdings, Inc.	84	169,220
FUJIFILM Holdings Corp.	113,700	2,504,885
Fujikura Ltd.	65,000	230,692
Fujitsu Ltd.	253,000	1,045,876
Fukuoka Financial Group, Inc.	153,000	650,998
Fukuyama Transporting Co., Ltd.	1,000	5,798
Furukawa Electric Co., Ltd.(a)	52,000	120,589
Glory Ltd.	7,800	182,928
Gunma Bank Ltd. (The)	55,000	303,892
H2O Retailing Corp.	9,000	82,214
Hachijuni Bank Ltd. (The)	68,000	397,661
Hakuhodo DY Holdings, Inc.	1,420	99,506
Hankyu Hanshin Holdings, Inc.	72,000	410,163
Higo Bank Ltd. (The)	29,000	171,345
Hiroshima Bank Ltd. (The)	32,000	136,479
Hitachi Capital Corp.	3,800	75,211
Hitachi Chemical Co., Ltd.	11,000	172,242
Hitachi High-Technologies Corp.	5,800	139,825
Hitachi Transport System Ltd.	7,700	126,703
Hokkoku Bank Ltd. (The)	38,000	131,801
Hokuhoku Financial Group, Inc.	172,000	352,047
House Foods Corp.	8,700	142,105
Hyakujushi Bank Ltd. (The)	35,000	114,338
Ibiden Co., Ltd.	11,300	176,256
Idemitsu Kosan Co., Ltd.(a)	7,300	561,595
Inpex Corp.	341	1,423,412
Isetan Mitsukoshi Holdings Ltd.	57,300	760,880
ITOCHU Corp.	159,000	1,835,602
Iyo Bank Ltd. (The)	45,000	430,127
J Front Retailing Co., Ltd.	94,000	749,687
JFE Holdings, Inc.	81,100	1,780,144
Joyo Bank Ltd. (The)	91,000	498,215
JTEKT Corp.	23,200	261,053
Juroku Bank Ltd. (The)	33,000	120,448
JX Holdings, Inc.	446,500	2,165,421
K's Holdings Corp.(a)	3,900	123,866
Kagoshima Bank Ltd. (The)	22,000	139,968
Kajima Corp.	95,000	315,134
Kamigumi Co., Ltd.	32,000	257,794
Kaneka Corp.	55,000	363,228
Kawasaki Kisen Kaisha Ltd.	108,000	219,964
Keiyo Bank (The)	24,000	120,992
Kewpie Corp.	6,300	92,995
Kinden Corp.	34,000	292,075
Kobe Steel Ltd.(a)*	280,000	347,247
Konica Minolta, Inc.	70,000	528,635
Kurita Water Industries Ltd.	3,100	65,669
Kyocera Corp.	25,200	2,566,243
Kyowa Hakko Kirin Co., Ltd.(a)	37,000	418,572
Lintec Corp.	2,100	37,922
LIXIL Group Corp.	11,900	290,001
Marubeni Corp.	272,000	1,818,270
Marui Group Co., Ltd.	55,700	555,428
Medipal Holdings Corp.	19,700	266,957
MEIJI Holdings Co., Ltd.	8,500	408,374
Mitsubishi Chemical Holdings Corp.	206,500	970,246
Mitsubishi Corp.	238,200	4,080,478
Mitsubishi Gas Chemical Co., Inc.	62,000	455,717
Mitsubishi Logistics Corp.	11,000	153,610
Mitsubishi Materials Corp.	181,000	636,913
Mitsubishi Tanabe Pharma Corp.	30,900	400,348
Mitsubishi UFJ Financial Group, Inc.	1,137,000	7,015,971
Mitsubishi UFJ Financial Group, Inc.,
ADR(a)	1,031,340	6,404,621
Mitsui & Co., Ltd.	241,700	3,036,481
Mitsui & Co., Ltd., ADR(a)	2,885	728,261
Mitsui Chemicals, Inc.(a)	126,000	284,573
Mitsui Engineering & Shipbuilding
Co., Ltd.	44,000	64,327
Mitsui Mining & Smelting Co., Ltd.	39,000	82,970
Mitsui OSK Lines Ltd.*	172,000	671,143
Mizuho Financial Group, Inc.	1,036,200	2,152,220
MS&AD Insurance Group
Holdings, Inc.	39,900	1,014,598
Nagase & Co., Ltd.	24,000	306,110
Nanto Bank Ltd. (The)	1,000	4,083
NEC Corp.	376,000	822,666
Nippo Corp.	8,000	131,639
Nippon Electric Glass Co., Ltd.	54,000	262,976
Nippon Express Co., Ltd.	132,000	626,860
Nippon Meat Packers, Inc.	25,067	383,410
Nippon Paper Industries Co., Ltd.(a)	14,200	202,448

See notes to financial statements.

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Japan (Continued)
Nippon Sheet Glass Co., Ltd.(a)*	16,000	$15,003
Nippon Shokubai Co., Ltd.	18,000	184,211
Nippon Steel Sumitomo Metal Corp.	1,164,275	3,146,055
Nippon Television Holdings, Inc.	10,300	188,387
Nippon Yusen KK(a)	228,000	604,598
Nishi-Nippon City Bank Ltd. (The)	89,000	232,416
Nissan Shatai Co., Ltd.	1,000	11,262
Nisshin Seifun Group, Inc.	30,000	359,347
Nisshin Steel Holdings Co., Ltd.	15,999	124,050
Nisshinbo Holdings, Inc.	23,000	163,954
NOK Corp.	16,000	254,406
North Pacific Bank Ltd.	32,000	117,766
NTN Corp.*	32,000	98,730
NTT DOCOMO, Inc.	1,960	3,045,332
Obayashi Corp.	99,000	514,065
Oji Holdings Corp.(a)	88,000	354,910
Onward Holdings Co., Ltd.	28,000	231,781
Panasonic Corp., ADR(a)*	91,761	742,346
Pola Orbis Holdings, Inc.	2,700	91,334
Rengo Co., Ltd.	18,000	86,570
Ricoh Co., Ltd.	127,000	1,510,990
Rohm Co., Ltd.	14,400	580,762
San-In Godo Bank Ltd. (The)	22,000	163,259
Sankyo Co., Ltd.	5,300	250,358
Seiko Epson Corp.(a)	28,000	382,537
Seino Holdings Co., Ltd.	23,000	201,754
Sekisui House Ltd.	94,000	1,359,105
Shiga Bank Ltd. (The)	30,000	153,962
Shimadzu Corp.	12,000	96,552
Shimizu Corp.	90,000	362,069
Shizuoka Bank Ltd. (The)	72,000	776,044
Showa Denko KK(a)	165,000	217,937
Showa Shell Sekiyu KK(a)	29,700	244,356
SKY Perfect JSAT Holdings, Inc.	167	76,276
Sohgo Security Services Co., Ltd.	7,900	142,977
Sojitz Corp.	149,700	249,047
Sony Corp., ADR(a)	212,565	4,504,252
Sumitomo Bakelite Co., Ltd.	36,000	134,664
Sumitomo Chemical Co., Ltd.	160,000	503,327
Sumitomo Corp.	218,000	2,718,955
Sumitomo Electric Industries Ltd.	144,800	1,731,527
Sumitomo Forestry Co., Ltd.	28,200	342,904
Sumitomo Heavy Industries Ltd.	59,000	248,659
Sumitomo Metal Mining Co., Ltd.	77,000	858,661
Sumitomo Mitsui Financial Group, Inc.	119,600	5,486,792
Sumitomo Mitsui Trust Holdings, Inc.	293,000	1,367,806
Suzuken Co., Ltd.	11,400	383,908
Taisei Corp.	181,000	655,162
Takashimaya Co., Ltd.	45,000	455,989
TDK Corp.	18,600	642,317
Teijin Ltd.	100,000	219,802
TOKAI RIKA Co., Ltd.	5,900	117,786
Tokyo Broadcasting System Holdings, Inc.	6,900	93,224
Toppan Printing Co., Ltd.	156,000	1,083,727
Tosoh Corp.	49,000	169,954
Toyo Seikan Group Holdings Ltd.	42,200	649,722
Toyobo Co., Ltd.	39,000	59,377
Toyota Tsusho Corp.	24,200	623,910
Ube Industries Ltd.	123,000	228,191
UNY Group Holdings Co., Ltd.	39,000	262,674
Ushio, Inc.	7,000	92,317
Wacoal Holdings Corp.	14,000	139,887
Yamada Denki Co., Ltd.(a)	9,950	403,799
Yamaguchi Financial Group, Inc.	51,000	502,390
Yamaha Corp.	32,700	374,873
Yamato Kogyo Co., Ltd.	6,000	183,606
Yamazaki Baking Co., Ltd.(a)	16,000	187,941
		113,071,751
Netherlands — 2.7%
Aegon NV	232,384	1,554,458
Akzo Nobel NV	37,254	2,100,416
ArcelorMittal	149,597	1,669,554
ArcelorMittal-NY Registered(a)	29,788	333,626
ING Groep NV*	387,132	3,527,371
Koninklijke DSM NV	32,373	2,109,443
Koninklijke Philips NV	101,459	2,766,081
TNT Express NV	624	4,680
		14,065,629
New Zealand — 0.1%
Auckland International Airport Ltd.	1,354	3,116
Contact Energy Ltd.	113,218	449,220
Fletcher Building Ltd.	2,930	19,141
		471,477
Norway — 0.8%
DnB ASA	105,010	1,520,431
Norsk Hydro ASA	262,901	1,049,120
Orkla ASA	74,460	609,963
Statoil ASA	8,118	167,456
Stolt-Nielsen Ltd.	167	3,657
Storebrand ASA*	70,912	342,048
Subsea 7 SA(a)*	32,550	570,691
Veripos, Inc.	50	151
		4,263,517
Portugal — 0.1%
Banco Espirito Santo SA*	414,564	331,864

Singapore — 1.2%
CapitaLand Ltd.	742,000	1,803,045
DBS Group Holdings Ltd.(a)	23,368	285,763
Golden Agri-Resources Ltd.(a)	1,296,000	572,592
Hutchison Port Holdings Trust	191,000	140,385
Indofood Agri Resources Ltd.	31,000	23,846
Keppel Land Ltd.	134,000	354,162
Neptune Orient Lines Ltd.(a)*	150,749	126,070
Olam International Ltd.(a)	163,000	210,903
Overseas Union Enterprise Ltd.	64,000	143,401
Singapore Airlines Ltd.(a)	157,340	1,258,720
United Industrial Corp. Ltd.	142,000	338,335
Venture Corp. Ltd.(a)	10,000	57,278
Wilmar International Ltd.	318,000	790,296
		6,104,796

See notes to financial statements.

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Spain — 1.7%
Acciona SA(a)	7,271	$383,777
Banco de Sabadell SA(a)	320,979	532,698
Banco Popular Espanol SA*	239,231	733,336
Banco Santander SA	473,872	3,023,628
Bankinter SA	3,650	13,013
CaixaBank	169,420	520,661
EDP Renovaveis SA(a)	18,086	92,825
Iberdrola SA	473,589	2,500,308
International Consolidated Airlines Group SA*	183,620	737,011
Repsol SA	11,655	245,917
		8,783,174
Sweden — 2.9%
Boliden AB	38,387	475,967
Holmen AB, B Shares	15,168	408,259
Meda AB, A Shares	17,381	196,978
Nordea Bank AB	353,398	3,952,349
SSAB AB, A Shares(a)	40,570	242,170
SSAB AB, B Shares	279,497	2,671,561
SSAB Svenskt Stal AB, Series B	17,977	93,235
Svenska Cellulosa AB, Series A	922	23,153
Svenska Cellulosa AB, Series B	83,923	2,106,178
Swedbank AB, A shares	9,802	224,803
Telefonaktiebolaget LM Ericsson	320,913	3,634,503
Telefonaktiebolaget LM Ericsson, A Shares	698	7,603
TeliaSonera AB	199,122	1,298,460
		15,335,219
Switzerland — 8.4%
Adecco SA*	32,604	1,858,796
Alpiq Holding AG*	161	19,602
Aryzta AG*	10,191	572,910
Baloise Holding AG	9,842	957,056
Clariant AG*	35,005	495,121
Credit Suisse Group AG*	238,340	6,320,912
Givaudan SA*	1,357	1,751,292
Glencore Xstrata PLC	1,242,783	5,144,207
Holcim Ltd.*	63,904	4,455,114
Lonza Group AG*	5,819	438,327
Novartis AG	796	56,547
Sulzer AG	3,546	567,255
Swiss Life Holding AG*	5,342	868,701
Swiss Re AG*	89,565	6,666,052
UBS AG*	434,143	7,390,842
UBS AG*	31,944	541,451
Zurich Insurance Group AG*	22,246	5,770,229
		43,874,414
United Kingdom — 18.0%
Anglo American PLC	91,094	1,754,035
Aviva PLC	375,718	1,940,638
Barclays PLC	1,498,087	6,344,524
Barclays PLC, ADR	142,541	2,440,302
BP PLC, ADR(a)	487,544	20,350,087
Carnival PLC(a)	29,821	1,045,524
Carnival PLC, ADR	13,345	464,803
Eurasian Natural Resources Corp. PLC(a)	6,258	19,417
Evraz PLC	1,926	2,830
HSBC Holdings PLC	180,214	1,869,338
HSBC Holdings PLC, ADR	181,108	9,399,505
Investec PLC	75,983	478,098
J Sainsbury PLC	287,118	1,551,567
Kazakhmys PLC(a)	29,171	114,779
Kingfisher PLC	487,696	2,544,240
Lloyds Banking Group PLC*	5,928,406	5,695,015
Lloyds Banking Group PLC, ADR(a)*	68,065	261,370
Mondi PLC	9,810	122,050
Old Mutual PLC	628,224	1,726,583
Pearson PLC, ADR(a)	29,859	534,775
Resolution Ltd.	212,339	920,427
Rexam PLC	48,533	352,473
Royal Bank of Scotland Group PLC*	230,284	957,935
Royal Bank of Scotland Group PLC, ADR(a)*	34,440	289,640
Royal Dutch Shell PLC, A shares	4,808	153,567
Royal Dutch Shell PLC, ADR(a)	227,594	15,082,654
Royal Dutch Shell PLC, ADR	14,218	907,108
RSA Insurance Group PLC	40,593	73,471
Vedanta Resources PLC	2,183	33,866
Vodafone Group PLC, ADR	5,253,117	15,008,700
WM Morrison Supermarkets PLC	429,973	1,712,086
		94,151,407
TOTAL COMMON STOCKS (Identified Cost $495,059,267)		516,921,617

PREFERRED STOCKS — 0.0%
Germany — 0.0%
Porsche Automobil Holding SE	2,731	211,440

TOTAL PREFERRED STOCKS (Identified Cost $169,209)		211,440

RIGHTS & WARRANTS — 0.0%
Spain — 0.0%
Repsol SA*	11,655	6,493

Hong Kong — 0.0%
New Hotel, expires 12/31/13*	9,585	—

TOTAL RIGHTS & WARRANTS (Identified Cost $6,886)		6,493

SHORT-TERM INVESTMENTS — 0.5%
United States — 0.5%
SSgA Government Money Market Fund	1	1
SSgA Money Market Fund	2,362,143	2,362,143
		2,362,144
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,362,144)		2,362,144

See notes to financial statements.

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COLLATERAL FOR SECURITIES ON LOAN — 11.1%
Short-Term — 11.1%
State Street Navigator Securities
Lending Prime Portfolio	58,067,559	$58,067,559

TOTAL COLLATERAL FOR
SECURITIES ON LOAN
(Identified Cost $58,067,559)		58,067,559

Total Investments — 110.6%
(Identified Cost $555,665,065)#		577,569,253
Liabilities, Less Cash and
Other Assets — (10.6%)		(55,146,325)
Net Assets — 100.0%		$522,422,928

†	See Note 1.
*	Non-income producing security.
(a)	A portion or all of the security/securities were held on loan. As of June 30, 2013, the market value of the securities on loan was $56,999,792.
#	At June 30, 2013 the aggregate cost of investment securities for U.S. federal income tax purposes was $555,989,264. Net unrealized appreciation aggregated $21,579,989 of which $79,057,097 related to appreciated investment securities and $57,477,108 related to depreciated investment securities.

Key to abbreviations:
ADR — American Depository Receipt

Ten Largest Industry Holdings June 30, 2013
(As a percentage of net assets):

Industry	Percentage
Commercial Banks	19.4%
Oil, Gas & Consumable Fuels	12.9%
Insurance	9.7%
Metals & Mining	6.1%
Capital Markets	4.4%
Wireless Telecommunication Services	3.5%
Automobiles	3.2%
Food & Staples Retailing	3.2%
Trading Companies & Distributors	3.1%
Diversified Telecommunication Services	3.1%

Country Weightings
(% of portfolio market value)

See notes to financial statements.

SA International Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013

	SHARES	VALUE†
MUTUAL FUNDS — 99.9%
Other — 99.9%
DFA International Small
Company Portfolio	14,277,232	$233,004,421

TOTAL MUTUAL FUNDS
(Identified Cost $152,884,002)		233,004,421

Total Investments — 99.9%
(Identified Cost $152,884,002)#		233,004,421
Cash and Other Assets,
Less Liabilities — 0.1%		309,043
Net Assets — 100.0%		$233,313,464

†	See Note 1.
#	At June 30, 2013 the aggregate cost of investment securities for U.S. federal income tax purposes was $178,735,459. Net unrealized appreciation aggregated $54,268,962, which related solely to appreciated investment securities.

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013

	SHARES	VALUE†
COMMON STOCKS — 94.9%
Brazil — 6.5%
Banco do Brasil SA	58,975	$584,900
Banco Santander Brasil SA	19,400	117,808
Banco Santander Brasil SA, ADR(a)	121,640	756,601
BM&FBOVESPA SA	152,706	845,876
Fibria Celulose SA, ADR(a)*	42,916	475,939
Gerdau SA	13,500	67,459
Gerdau SA, ADR(a)	149,954	856,237
Hypermarcas SA	15,400	100,281
JBS SA	148,229	429,803
Magnesita Refratarios SA	7,500	21,747
Marfrig Alimentos SA*	38,390	129,036
MRV Engenharia e Participacoes SA	23,200	67,167
OSX Brasil SA*	4,200	2,635
PDG Realty SA Empreendimentos
e Participacoes*	195,584	184,947
Petroleo Brasileiro SA	24,892	165,214
Petroleo Brasileiro SA, ADR	94,583	1,269,304
Usinas Siderurgicas de
Minas Gerais SA*	25,400	87,082
Vale SA, ADR(a)	9,400	123,610
		6,285,646
Chile — 2.0%
Cia General de Electricidad SA	18,040	111,851
Cia Sud Americana de Vapores SA*	109,025	7,232
Empresas CMPC SA	142,346	439,044
Empresas COPEC SA	28,567	373,921
Enersis SA, ADR	43,766	716,012
Gasco SA	200	2,273
Grupo Security SA	25,230	9,436
Inversiones Aguas Metropolitanas SA	36,299	70,875
Latam Airlines Group SA, ADR(a)	4,477	75,617
Ripley Corp. SA	64,807	57,019
Salfacorp SA	13,974	18,016
Sociedad Matriz SAAM SA	240,287	25,303
Vina Concha y Toro SA	31,535	61,609
		1,968,208
China — 14.9%
Agile Property Holdings Ltd.(a)	129,859	139,469
Agricultural Bank of China Ltd.,
H Shares(a)	604,000	249,199
Aluminum Corp. of China Ltd., ADR*	1,703	13,386
Aluminum Corp. of China Ltd.,
H Shares(a)*	302,000	98,122
Angang Steel Co., Ltd., H Shares(a)*	78,000	38,517
Bank of China Ltd., H Shares	4,779,902	1,965,935
Bank of Communications Co., Ltd.,
H Shares(a)	581,400	374,804
BBMG Corp., H Shares	59,000	36,437
Beijing Capital International Airport Co.,
Ltd., H Shares	132,000	86,456
Beijing Enterprises Holdings Ltd.	13,000	93,695
Chaoda Modern Agriculture
Holdings Ltd.*	62,354	8,843
China Agri-Industries Holdings Ltd.	167,700	73,514
China BlueChemical Ltd., H Shares	60,000	36,513
China Citic Bank Corp. Ltd., H Shares	554,000	255,713
China Coal Energy Co., Ltd.,
H Shares(a)	378,000	197,869
China Communication Services Corp.
Ltd., H Shares	163,600	103,357
China Communications Construction
Co., Ltd., H Shares	407,000	318,524
China Construction Bank Corp.,
H Shares	2,767,810	1,959,152
China COSCO Holdings Co., Ltd.,
H Shares*	252,000	110,794
China Everbright Ltd.	72,000	94,687
China Lumena New Materials
Corp.(a)	224,000	41,877
China Merchants Bank Co., Ltd.,
H Shares	43,500	72,574
China Merchants Holdings International
Co., Ltd.(a)	74,892	233,191
China Minsheng Banking Corp. Ltd.,
H Shares(a)	222,000	217,247
China National Building Material Co.,
Ltd., H Shares(a)	64,000	57,514
China National Materials Co., Ltd.,
H Shares(a)	121,000	23,713
China Petroleum & Chemical Corp.,
ADR(a)	13,574	1,242,021
China Petroleum & Chemical Corp.,
H Shares	634,400	446,596
China Railway Construction Corp. Ltd.,
H Shares	183,500	159,461
China Railway Group Ltd., H Shares	100,000	46,158
China Resources Cement
Holdings Ltd.	72,000	36,018
China Rongsheng Heavy Industries
Group Holdings Ltd.(a)*	80,500	11,728
China Shanshui Cement Group Ltd.	125,000	56,085
China Shipping Container Lines Co.,
Ltd., H Shares(a)*	303,200	79,357
China Shipping Development Co., Ltd.,
H Shares(a)*	87,543	38,489
China Southern Airlines Co., Ltd.,
H Shares	198,000	80,159
China Travel International Inv HK	208,000	39,154
China Unicom Hong Kong Ltd.	54,000	71,851
China Unicom Hong Kong Ltd.,
ADR(a)	38,409	504,694
China Yurun Food Group Ltd.(a)*	96,000	58,545
China Zhongwang Holdings Ltd.*	154,000	46,859
Chongqing Rural Commercial
Bank Co., Ltd., H Shares(a)	115,000	48,930
Citic Pacific Ltd.(a)	72,000	77,142
Citic Resources Holdings Ltd.*	228,000	25,869
COSCO Pacific Ltd.	127,436	164,141
Country Garden Holdings Co., Ltd.	150,022	77,951
Dalian Port PDA Co., Ltd.,
H Shares(a)	86,000	16,632
Dongfeng Motor Group Co., Ltd.,
H Shares	16,000	21,372
Evergrande Real Estate Group
Ltd.(a)*	300,000	111,784
Fosun International Ltd.	163,500	119,736
Franshion Properties China Ltd.(a)	238,000	79,783

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
China (Continued)
GCL-Poly Energy Holdings Ltd.(a)	567,000	$122,084
Glorious Property Holdings Ltd.*	228,000	34,688
GOME Electrical Appliances
Holding Ltd.(a)*	744,000	67,148
Greentown China Holdings Ltd.	34,500	56,491
Guangshen Railway Co., Ltd., ADR(a)	3,500	70,280
Guangzhou Automobile Group Co., Ltd.,
H Shares(a)	156,870	148,253
Guangzhou R&F Properties Co.,
Ltd.(a)	66,800	96,462
Harbin Electric Co., Ltd., H Shares	54,000	35,856
Hopson Development Holdings Ltd.*	58,000	79,417
Huaneng Renewables Corp. Ltd.,
H Shares	70,000	25,361
Industrial & Commercial Bank of China
Ltd., H Shares	1,535,000	967,780
Kaisa Group Holdings Ltd.(a)*	13,000	2,933
Kingboard Chemical Holdings Ltd.	53,000	108,924
Kingboard Laminates Holdings Ltd.	50,000	19,791
KWG Property Holding Ltd.	72,000	37,689
Lee & Man Paper Manufacturing Ltd.	46,000	27,460
Maanshan Iron & Steel, H Shares(a)*	72,000	16,245
Maoye International Holdings Ltd.	82,000	12,475
Metallurgical Corp. of China Ltd.,
H Shares(a)*	187,000	33,513
Minth Group Ltd.	36,000	56,627
MMG Ltd.(a)*	88,000	22,919
New World China Land Ltd.	206,800	79,989
Nine Dragons Paper Holdings Ltd.	102,000	66,018
Poly Property Group Co., Ltd.(a)	150,000	81,420
Renhe Commercial Holdings Co.,
Ltd.(a)*	550,000	31,556
Semiconductor Manufacturing
International Corp.*	1,420,000	104,357
Semiconductor Manufacturing
International Corp., ADR*	2,052	7,490
Shanghai Industrial Holdings Ltd.	55,000	170,544
Shenzhen International Holdings	627,500	77,668
Shenzhen Investment Ltd.	112,280	42,706
Shimao Property Holdings Ltd.	130,500	259,787
Shougang Fushan Resources
Group Ltd.(a)	188,000	73,929
Shui On Land Ltd.	388,041	113,570
Sino-Ocean Land Holdings Ltd.(a)	232,354	125,523
Sinofert Holdings Ltd.	156,000	26,147
Sinotrans Ltd., H Shares	106,000	19,954
Sinotrans Shipping Ltd.	74,573	17,787
Sinotruk Hong Kong Ltd.	60,000	29,396
Skyworth Digital Holdings Ltd.	58,849	29,819
Soho China Ltd.(a)	195,500	154,766
TCC International Holdings Ltd.	64,000	14,936
Tian An China Investment	10,000	7,220
Travelsky Technology Ltd., H Shares	118,500	75,170
Yanzhou Coal Mining Co.,
Ltd., ADR(a)	4,285	30,466
Yanzhou Coal Mining Co., Ltd.,
H Shares(a)	82,000	58,677
Yuexiu Property Co., Ltd.	515,800	131,011
Zoomlion Heavy Industry Science and
Technology Co., Ltd., H Shares(a)	22,000	15,771
		14,449,690
Colombia — 0.3%
Almacenes Exito SA	2,474	41,197
Cementos Argos SA	8,822	36,635
Grupo de Inversiones
Suramericana SA	7,077	137,733
Grupo Nutresa SA*	6,326	78,940
		294,505
Czech Republic — 0.2%
Telefonica Czech Republic AS	2,825	38,871
Unipetrol, AS*	14,712	126,613
		165,484
Hungary — 0.5%
EGIS Pharmaceuticals PLC	1,851	178,979
OTP Bank PLC	13,564	284,637
		463,616
India — 6.3%
Adani Enterprises Ltd.	27,012	94,775
Aditya Birla Nuvo Ltd.	2,706	48,218
Allahabad Bank Ltd.	1,836	2,804
Arvind Ltd.	11,397	14,959
Ashok Leyland Ltd.	66,000	22,324
Bajaj Finserv Ltd.	779	8,390
Bajaj Holdings and Investment Ltd.	2,686	36,424
Bank of Baroda	4,881	47,393
Bank of India	7,035	27,507
Bharat Electronics Ltd.	991	21,296
Bharat Heavy Electricals Ltd.	39,665	116,742
Bhushan Steel Ltd.	7,989	62,245
Cairn India Ltd.	43,743	213,065
Canara Bank	5,493	33,637
Central Bank Of India	22,808	23,700
Corporation Bank	250	1,472
DLF Ltd.	43,285	132,350
EID Parry India Ltd.	7,288	16,397
Essar Oil Ltd.*	15,426	15,770
Essar Ports Ltd.	2,998	3,622
Federal Bank Ltd.	9,627	66,502
Fortis Healthcare Ltd.*	5,998	8,685
GAIL India Ltd.	36,711	195,833
Gitanjali Gems Ltd.	6,654	26,190
Great Eastern Shipping Co.,
Ltd. (The)	5,045	18,253
Gujarat State Petronet Ltd.	2,936	2,851
Hexa Tradex Ltd.*	2,323	698
Hindalco Industries Ltd.	100,344	167,423
Housing Development &
Infrastructure Ltd.*	19,968	12,534
ICICI Bank Ltd., ADR(a)	14,990	573,367
IDBI Bank Ltd.	16,131	19,327
IDFC Ltd.	28,677	61,842
IFCI Ltd.	14,171	6,355

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
India (Continued)
Indiabulls Housing Finance Ltd.*	1,875	$8,576
Indian Bank	12,173	23,557
Indian Hotels Co., Ltd.	31,714	25,884
Indian Overseas Bank	26,718	22,413
ING Vysya Bank Ltd.	770	7,904
Jaiprakash Associates Ltd.	88,361	80,071
Jammu & Kashmir Bank Ltd.	2,469	51,478
Jaypee Infratech Ltd.	42,410	15,023
Jindal Saw Ltd.	11,615	11,327
Jindal Steel & Power Ltd.	4,942	17,976
JSW Energy Ltd.	54,292	39,606
JSW Steel Ltd.	10,487	115,256
Mphasis Ltd.	2,597	16,192
National Aluminium Co., Ltd.	72,404	35,151
Oriental Bank of Commerce	7,526	26,343
Piramal Enterprises Ltd.	5,669	54,186
Reliance Capital Ltd.	8,971	51,026
Reliance Communications Ltd.	68,087	135,200
Reliance Industries Ltd.	102,175	1,479,453
Reliance Industries Ltd., GDR(b)	16,067	462,569
Reliance Power Ltd.*	70,155	76,560
Sesa Goa Ltd.	41,003	99,359
Sintex Industries Ltd.	2,823	1,938
State Bank of India Ltd.	12,285	404,470
State Bank of India Ltd., GDR	1,400	93,660
Steel Authority of India Ltd.	92,011	78,656
Sterlite Industries India Ltd., ADR	26,322	153,720
Suzlon Energy Ltd.*	23,982	3,652
Syndicate Bank	19,381	36,039
Tata Chemicals Ltd.	6,115	28,983
Tata Communications Ltd.	3,001	8,121
Tata Communications Ltd., ADR(a)	1,300	6,630
Tata Global Beverages Ltd.	6,772	15,384
Tata Steel Ltd.	41,385	190,751
TV18 Broadcast Ltd.*	9,323	3,844
Union Bank of India	6,100	19,114
Unitech Ltd.*	140,124	50,225
United Phosphorus Ltd.	30,066	68,961
Videocon Industries Ltd.*	6,099	20,424
		6,142,632
Indonesia — 3.2%
Adaro Energy Tbk PT	1,292,500	111,995
Aneka Tambang Tbk PT	534,000	53,803
Astra Agro Lestari Tbk PT	15,000	29,773
Bakrie and Brothers Tbk PT*	584,500	2,945
Bank Danamon Indonesia Tbk PT	298,273	175,808
Bank Mandiri Tbk PT	237,500	215,365
Bank Negara Indonesia Persero
Tbk PT	1,109,366	480,632
Bank Pan Indonesia Tbk PT*	1,140,000	81,552
Bank Pembangunan Daerah Jawa
Barat Dan Banten Tbk PT	143,000	17,001
Bank Tabungan Negara Tbk PT	401,090	46,474
Bhakti Investama Tbk PT	1,922,500	92,977
Borneo Lumbung Energi & Metal
Tbk PT*	290,500	11,269
Bumi Resources Minerals Tbk PT*	291,500	8,811
Bumi Resources Tbk PT*	318,500	17,650
Bumi Serpong Damai Tbk PT	170,000	30,831
Ciputra Development Tbk PT	1,081,500	147,106
Gajah Tunggal Tbk PT	257,000	82,861
Garuda Indonesia Persero Tbk PT*	350,500	18,364
Global Mediacom Tbk PT	654,500	141,781
Holcim Indonesia Tbk PT	213,000	52,579
Indah Kiat Pulp and Paper Corp.,
Tbk PT*	194,500	21,949
Indika Energy Tbk PT	43,500	3,375
Indofood Sukses Makmur Tbk PT	536,500	397,307
Indomobil Sukses Internasional
Tbk PT*	76,000	40,584
Japfa Comfeed Indonesia Tbk PT	370,000	60,020
Krakatau Steel Persero Tbk PT	60,000	2,872
Lippo Karawaci Tbk PT	2,178,375	333,615
Matahari Putra Prima Tbk PT	130,500	38,460
Medco Energi Internasional Tbk PT	219,000	37,291
Perusahaan Perkebunan London
Sumatra Indonesia Tbk PT	231,500	40,119
Salim Ivomas Pratama Tbk PT*	176,000	15,960
Sentul City Tbk PT*	1,701,500	42,002
Sinar Mas Multiartha Tbk PT	7,500	3,741
Timah Tbk PT	284,500	29,525
United Tractors Tbk PT	66,500	121,945
Vale Indonesia Tbk PT	415,000	84,672
XL Axiata Tbk PT	99,000	48,128
		3,141,142
Korea — 14.9%
BS Financial Group, Inc.	8,140	102,993
CJ Corp.	680	67,580
CJ E&M Corp.*	535	16,255
CJ Korea Express Co., Ltd.*	282	23,557
Daelim Industrial Co., Ltd.	2,458	186,817
Daewoo Engineering & Construction
Co., Ltd.*	4,660	28,930
Daewoo Securities Co., Ltd.	16,947	149,133
Daewoo Shipbuilding & Marine
Engineering Co., Ltd.	4,750	105,020
Daishin Securities Co., Ltd.	3,000	23,510
DGB Financial Group, Inc.	9,150	124,986
Dongkuk Steel Mill Co., Ltd.	3,800	36,102
Doosan Corp.	538	60,534
Doosan Engine Co., Ltd.*	1,470	9,268
Doosan Heavy Industries &
Construction Co., Ltd.	4,130	153,693
E-Mart Co., Ltd.	1,336	235,135
GS Engineering & Construction Corp.	3,475	85,350
GS Holdings Corp.	5,054	227,464
Hana Financial Group, Inc.	20,521	597,455
Hanjin Heavy Industries & Construction
Co., Ltd.*	3,511	31,050
Hanjin Shipping Co., Ltd.*	5,641	35,415
Hansol Paper Co., Ltd.	2,970	32,637
Hanwha Chem Corp.	8,670	126,780
Hanwha Corp.	3,710	95,507
Hanwha Life Insurance Co., Ltd.	14,250	82,102

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Korea (Continued)
Hyosung Corp.	1,982	$102,393
Hyundai Development Co.	4,300	94,129
Hyundai Heavy Industries Co., Ltd.	3,441	552,886
Hyundai Motor Co.	6,396	1,262,903
Hyundai Securities Co.	8,977	50,228
Hyundai Steel Co.	5,587	314,072
Industrial Bank of Korea	12,480	119,659
KB Financial Group, Inc.	1,370	41,026
KB Financial Group, Inc., ADR	27,494	814,647
KCC Corp.	487	139,868
Kolon Industries, Inc.	1,185	50,220
Korea Investment Holdings Co., Ltd.	3,470	126,245
LG Corp.	7,969	443,091
LG Display Co., Ltd.*	4,160	99,989
LG Display Co., Ltd., ADR(a)*	33,010	391,829
LG Electronics, Inc.	9,812	627,184
LG Hausys Ltd.	526	48,821
LG International Corp.	1,930	53,825
LG Uplus Corp.*	13,580	142,096
LIG Insurance Co., Ltd.	1,710	34,962
Lotte Chemical Corp.	438	54,843
Lotte Chilsung Beverage Co., Ltd.	51	61,626
Lotte Confectionery Co., Ltd.	54	75,984
Lotte Shopping Co., Ltd.	1,058	328,874
Mando Corp.	235	21,091
Mirae Asset Securities Co., Ltd.	1,950	71,286
Nong Shim Co., Ltd.	100	23,248
Poongsan Corp.	2,070	41,598
POSCO	336	87,821
POSCO, ADR	25,606	1,666,439
Samsung C&T Corp.	11,993	566,020
Samsung Life Insurance Co., Ltd.	473	44,730
Samsung SDI Co., Ltd.	3,143	375,657
Samyang Holdings Corp.	204	15,487
Seah Besteel Corp.	1,570	42,754
SeAH Steel Corp.	130	12,123
Shinhan Financial Group Co., Ltd.	8,700	286,432
Shinhan Financial Group Co.,
Ltd., ADR	24,410	794,057
Shinsegae Co., Ltd.	511	94,410
SK Chemicals Co., Ltd.	925	33,046
SK Gas Co., Ltd.	319	22,178
SK Holdings Co., Ltd.	2,446	363,029
SK Innovation Co., Ltd.	6,005	712,471
SK Networks Co., Ltd.	10,310	58,138
SKC Co., Ltd.	110	2,687
STX Offshore &
Shipbuilding Co., Ltd.*	4,700	12,264
STX Pan Ocean Co., Ltd.*	12,030	14,747
Sungwoo Hitech Co., Ltd.	1,265	15,895
Taekwang Industrial Co., Ltd.	36	30,198
Tongyang Life Insurance	920	7,959
Woori Finance Holdings Co., Ltd.	16,870	155,841
Woori Finance Holdings Co.,
Ltd., ADR	3,675	101,724
Woori Investment & Securities Co., Ltd.	10,440	102,841
Young Poong Corp.	19	24,706
		14,469,550
Malaysia — 4.2%
Affin Holdings Berhad	96,900	133,719
AirAsia BHD	118,200	119,341
Alliance Financial Group Berhad	97,000	162,716
AMMB Holdings Berhad	201,687	468,550
Batu Kawan Berhad	18,800	111,271
Berjaya Corp. Berhad	244,700	45,308
Berjaya Land Berhad	215,200	62,322
Boustead Holdings Berhad	45,584	75,601
DiGi.Com Bhd	13,915	20,964
DRB-Hicom Berhad	90,000	76,626
Eastern & Oriental Bhd	46,300	29,308
Gamuda Berhad	22,000	33,005
Genting Malaysia Bhd	275,600	339,321
HAP Seng Consolidated Berhad	63,800	41,396
Hap Seng Plantations
Holdings Berhad	19,600	16,439
Hong Leong Financial Group Berhad	26,900	123,112
IGB Corp. Berhad	99,283	78,245
IJM Corp. Berhad	138,180	247,101
IJM Land Bhd	60,000	54,312
IJM Plantations Bhd	26,300	26,471
Jaya Tiasa Holdings BHD	5,700	3,608
Kulim Malaysia Berhad	49,400	53,942
Mah Sing Group Bhd	74,666	68,533
Malaysia Airports Holdings Bhd	47,400	94,665
Malaysian Airline System Bhd*	450,000	43,440
Malaysian Bulk Carriers Bhd	60,500	33,510
Malaysian Resources Corp. Bhd	125,900	60,968
Media Prima Bhd	30,700	27,207
MISC Berhad*	86,220	139,175
MMC Corp. Berhad	109,900	93,917
Multi-Purpose Holdings BHD	32,100	36,677
Oriental Holdings Berhad	23,560	73,450
OSK Holdings Berhad	83,537	43,626
Parkson Holdings Bhd	23,400	28,884
Pos Malaysia Berhad	7,300	10,859
PPB Group Berhad	55,300	247,839
RHB Capital Berhad	55,949	152,822
Shell Refining Co., Federation of
Malaya Berhad	8,600	22,864
Star Publications Malaysia Bhd	6,200	5,455
Sunway Bhd	46,200	51,764
Supermax Corp. Bhd	45,100	28,121
TA Enterprise Berhad	92,600	18,171
TA Global Berhad	55,560	5,276
TAN Chong Motor Holdings BHD	9,600	19,932
Time dotCom Bhd*	57,980	70,468
UOA Development Bhd	24,200	18,536
Wah Seong Corp. Bhd	3,531	2,034
WCT Bhd	91,290	71,946
YTL Corp. Berhad	610,309	320,656
		4,113,473
Mexico — 8.4%
Alfa SAB de CV, Class A	314,000	755,105
America Movil SAB de CV,
Series L, ADR(a)	17,591	382,604

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Mexico (Continued)
Arca Continental SAB de CV	35,601	$272,885
Cemex SAB de CV*	290,444	307,985
Cemex SAB de CV, ADR(a)*	74,761	790,971
Controladora Comercial Mexicana
SAB de CV	36,957	140,499
Empresas ICA SAB de CV, ADR(a)*	1,800	13,554
Fomento Economico Mexicano
SAB de CV, ADR	20,700	2,136,033
Gruma SAB de CV, Class B*	9,300	42,275
Grupo Aeroportuario del Pacifico
SAB de CV, ADR(a)	5,200	264,316
Grupo Aeroportuario del Sureste
SAB de CV, ADR(a)	1,900	211,356
Grupo Carso SAB de CV- Ser A	47,917	228,612
Grupo Comercial Chedraui SA de CV	19,630	72,870
Grupo Financiero Banorte SAB de CV	112,200	670,215
Grupo Financiero Inbursa SA	74,100	162,984
Grupo Mexico SAB de CV- Ser B	114,819	332,296
Grupo Simec SAB de CV - Ser B*	9,900	43,550
Grupo Televisa SAB	67,746	337,280
Grupo Televisa SAB, ADR	5,529	137,340
Industrias CH SAB de CV- Ser B*	22,900	151,460
Inmuebles Carso SAB de CV*	47,917	42,527
Megacable Holdings SAB de CV	8,073	21,931
Mexichem SAB de CV	16,246	67,367
Minera Frisco SAB de CV*	24,436	73,209
OHL Mexico SAB de CV*	30,000	71,310
Organizacion Soriana SAB de CV,
Class B	94,800	355,936
TV Azteca SAB de CV	46,061	24,386
		8,110,856
Philippines — 1.1%
Alliance Global Group, Inc.*	165,900	89,862
BDO Unibank, Inc.	49,100	96,609
Filinvest Development Corp.	53,300	6,046
First Philippine Holdings Corp.	33,750	57,148
JG Summit Holdings, Inc.	68,300	63,241
Megaworld Corp.*	2,020,000	154,306
Metropolitan Bank & Trust	80,019	205,604
Philippine National Bank*	20,990	41,688
Rizal Commercial Banking Corp.	3,180	4,233
Robinsons Land Corp.	165,600	77,817
San Miguel Corp.	86,300	184,786
SM Development Corp.	215,350	37,686
Union Bank Of Philippines	1,570	5,070
		1,024,096
Poland — 1.5%
Asseco Poland SA	6,993	89,614
Enea SA	15,499	61,759
Grupa Azoty SA	1,600	35,634
Grupa Lotos SA*	10,150	109,665
Kernel Holding SA*	2,045	29,542
Netia SA*	29,228	36,593
Orbis SA	1,581	17,011
PGE SA	86,844	402,503
Polski Koncern Naftowy Orlen SA*	38,558	540,766
Tauron Polska Energia SA	93,205	120,900
		1,443,987
Russia — 4.6%
Federal Hydrogenerating Co., ADR*	121,193	177,305
Gazprom OAO, ADR*	632,816	4,163,929
Magnitogorsk Iron & Steel Works,
GDR	8,609	25,603
Magnitogorsk Iron & Steel Works,
GDR	11,936	35,498
Mechel, ADR(a)*	5,136	14,792
		4,417,127
South Africa — 6.5%
ABSA Group Ltd.	25,008	375,687
Aeci Ltd.	6,465	74,885
African Bank Investments Ltd.	44,673	73,754
African Rainbow Minerals Ltd.	11,463	173,666
Anglo American Platinum Ltd.*	1,931	57,627
AngloGold Ashanti Ltd.	7,732	109,491
AngloGold Ashanti Ltd., ADR	14,081	201,358
ArcelorMittal South Africa Ltd.*	4,488	14,529
Aveng Ltd.	32,243	97,528
Barloworld Ltd.	23,324	192,301
Caxton and CTP Publishers and
Printers Ltd.	18,814	33,973
DataTec Ltd.	12,050	67,155
Exxaro Resources Ltd.	4,604	67,804
Gold Fields Ltd.	3,156	16,209
Gold Fields Ltd., ADR(a)	60,627	318,292
Grindrod Ltd.	33,409	70,975
Harmony Gold Mining Co.,
Ltd., ADR(a)	34,777	132,500
Illovo Sugar Ltd.	1,492	4,800
Impala Platinum Holdings Ltd.	35,129	330,499
Investec Ltd.	25,999	168,302
JD Group Ltd.	12,010	37,664
Liberty Holdings Ltd.	8,180	99,252
Mmi Holdings Ltd.	102,437	229,744
Mondi Ltd.	9,297	117,837
Murray & Roberts Holdings Ltd.*	5,775	14,681
Nedbank Group Ltd.	20,163	358,037
Northam Platinum Ltd.*	21,513	69,642
Royal Bafokeng Platinum Ltd.*	2,402	10,692
Sanlam Ltd.	136,698	636,123
Sappi Ltd., ADR*	44,800	109,760
Sasol Ltd., ADR	12,700	550,037
Sibanye Gold Ltd.*	3,156	2,267
Sibanye Gold Ltd., ADR*	15,156	44,559
Standard Bank Group Ltd.	86,122	971,253
Steinhoff International Holdings Ltd.*	141,970	352,158
Telkom SA SOC Ltd.*	21,021	35,301
Tongaat Hulett Ltd.	4,504	57,182
Trencor Ltd.	10,572	72,191
		6,349,715

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Taiwan — 14.1%
Ability Enterprise Co., Ltd.	42,000	$37,696
Acer, Inc.*	296,000	212,339
Alpha Networks, Inc.	28,000	18,124
Altek Corp.	34,151	19,998
Ambassador Hotel (The)	5,000	5,022
AmTRAN Technology Co., Ltd.	70,360	57,516
Ardentec Corp.	30,000	18,918
Asia Cement Corp.	140,898	173,472
Asia Optical Co., Inc.*	16,000	16,816
Asia Polymer Corp.	25,000	18,685
AU Optronics Corp.*	183,000	66,554
AU Optronics Corp., ADR*	73,574	254,566
BES Engineering Corp.	111,000	30,295
Capital Securities Corp.	156,661	53,316
Cathay Real Estate Development
Co., Ltd.	100,000	63,561
Chang Hwa Commercial Bank	459,522	253,748
Cheng Loong Corp.	89,000	39,346
Cheng Uei Precision Industry
Co., Ltd.	18,543	36,689
Chia Hsin Cement Corp.	22,000	10,460
Chin-Poon Industrial Co., Ltd.	21,000	30,830
China Airlines Ltd.*	256,111	96,562
China Development Financial
Holding Corp.*	1,138,468	319,839
China Life Insurance Co., Ltd.*	125,000	123,661
China Manmade Fibers Corp.*	89,000	33,110
China Motor Corp.	71,195	62,831
China Petrochemical Development
Corp.	194,525	98,979
China Synthetic Rubber Corp.	56,203	58,977
Chinatrust Financial Holding
Co., Ltd.	772,770	478,292
Chung Hung Steel Corp.*	48,000	13,165
CMC Magnetics Corp.*	213,000	38,875
Compal Electronics, Inc.	434,000	243,999
Compeq Manufacturing Co., Ltd.	100,000	44,043
Continental Holdings Corp.*	40,000	14,681
Coretronic Corp.	79,000	64,974
CSBC Corp.	67,240	43,748
D-Link Corp.	72,000	44,083
E Ink Holdings, Inc.	88,000	50,943
E.Sun Financial Holding Co., Ltd.	338,782	206,857
Elitegroup Computer
Systems Co., Ltd.	39,610	15,661
Entie Commercial Bank	7,000	3,608
Epistar Corp.	91,000	160,315
Eternal Chemical Co., Ltd.	31,000	26,324
Evergreen International Storage &
Transport Corp.	54,000	33,512
Evergreen Marine Corp. Taiwan Ltd.*	163,599	89,521
Everlight Electronics Co., Ltd.	30,000	49,348
Far Eastern International Bank	72,900	29,553
Farglory Land Development Co., Ltd.	41,000	75,239
First Financial Holding Co., Ltd.	571,418	338,416
Formosa Epitaxy, Inc.*	19,000	12,425
Formosa Taffeta Co., Ltd.	67,000	63,712
Formosan Rubber Group, Inc.	23,000	18,917
Fubon Financial Holding Co., Ltd.	684,211	932,569
Getac Technology Corp.	45,000	22,897
Gigabyte Technology Co., Ltd.	52,000	48,580
Gintech Energy Corp.*	21,049	19,700
Gloria Material Technology Corp.	26,000	17,350
Goldsun Development & Construction
Co., Ltd.	76,953	30,554
Grand Pacific Petrochemical	99,000	57,806
Great Wall Enterprise Co., Ltd.	25,000	21,396
Green Energy Technology, Inc.*	40,149	28,198
HannStar Display Corp.*	134,000	57,452
Hey Song Corp.	41,000	53,078
Ho Tung Chemical Corp.*	34,000	14,748
Hua Nan Financial Holdings Co., Ltd.	335,456	188,037
Hung Sheng Construction Co., Ltd.	79,000	64,316
Innolux Corp.*	777,302	387,730
Inotera Memories, Inc.*	311,000	162,395
Inventec Co., Ltd.	293,282	163,418
Jih Sun Financial Holdings Co., Ltd.	81,071	25,589
Kindom Construction Co., Ltd.	68,000	86,217
King Yuan Electronics Co., Ltd.	110,100	81,185
King’s Town Bank*	46,000	39,138
Kinpo Electronics	122,000	35,211
Lealea Enterprise Co., Ltd.	55,620	19,950
Lien Hwa Industrial Corp.	62,829	40,983
Lite-On Technology Corp.	184,698	324,151
Macronix International	356,044	82,563
Masterlink Securities Corp.	113,000	37,892
Mega Financial Holding Co., Ltd.	788,898	598,827
Mercuries & Associates Ltd.*	25,000	19,686
Micro-Star International Co., Ltd.	76,374	40,008
Mitac International	138,439	49,655
Motech Industries, Inc.*	11,000	13,892
Nan Ya Printed Circuit Board Corp.	16,200	21,161
Neo Solar Power Corp.*	60,000	45,044
Nien Hsing Textile Co., Ltd.	14,962	14,228
Pan-International Industrial*	17,039	13,246
Pegatron Corp.*	190,249	314,215
POU Chen Corp.	190,133	180,484
Powertech Technology, Inc.	62,000	116,466
President Securities Corp.*	101,653	59,525
Qisda Corp.*	224,400	50,539
Radium Life Tech Co., Ltd.	37,047	26,205
Rich Development Co., Ltd.	30,000	15,565
Ritek Corp.*	270,399	51,065
Sanyang Industry Co., Ltd.*	573	531
Shihlin Electric & Engineering Corp.	17,000	20,051
Shin Kong Financial Holding Co., Ltd.*	602,849	203,156
Shinkong Synthetic Fibers Corp.	97,151	30,924
Silicon Integrated Systems Corp.*	27,456	9,527
Sincere Navigation Corp.	27,000	23,918
Sino-American Silicon Products, Inc.	57,000	73,411
SinoPac Financial Holdings Co., Ltd.	521,008	247,718
TA Chen Stainless Pipe	72,000	36,035
Ta Chong Bank Co., Ltd.*	140,904	46,308
Taichung Commercial Bank	145,377	52,629
Tainan Spinning Co., Ltd.	58,833	27,678

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Taiwan (Continued)
Taishin Financial Holding Co., Ltd.	441,331	$194,374
Taiwan Business Bank*	221,188	65,978
Taiwan Cement Corp.	286,772	353,071
Taiwan Cogeneration Corp.	17,000	11,316
Taiwan Cooperative Financial Holding	402,104	222,713
Taiwan Fertilizer Co., Ltd.	67,000	161,850
Taiwan Glass Industrial Corp.	85,164	77,006
Taiwan Life Insurance Co., Ltd.*	44,000	33,766
Taiwan Surface Mounting Technology
Co., Ltd.	1,000	1,471
Taiwan Tea Corp.	22,000	12,809
Tatung Co., Ltd.*	229,784	57,885
Teco Electric and Machinery Co., Ltd.	247,000	247,239
Ton Yi Industrial Corp.	61,950	53,845
Tong Yang Industry Co., Ltd.	38,948	46,328
Tung Ho Steel Enterprise Corp.	60,000	54,653
U-Ming Marine Transport Corp.	12,000	18,818
Unimicron Technology Corp.	130,000	124,487
Union Bank Of Taiwan*	71,760	26,816
United Microelectronics Corp.	1,292,513	625,319
Universal Cement Corp.	15,000	8,533
UPC Technology Corp.	43,046	21,472
Wah Lee Industrial Corp.	7,000	9,634
Walsin Lihwa Corp.*	410,000	116,416
Wan Hai Lines Ltd.*	95,650	49,307
Winbond Electronics Corp.*	311,000	87,994
Wintek Corp.*	146,099	64,102
Wistron Corp.	181,400	183,089
WT Microelectronics Co., Ltd.	21,000	24,208
Yageo Corp.*	227,000	76,876
Yang Ming Marine Transport Corp.*	117,365	48,754
YFY, Inc.	150,385	68,742
Yieh Phui Enterprise Co., Ltd.	136,213	37,813
Young Fast Optoelectronics Co., Ltd.	5,000	8,358
Yuanta Financial Holding Co., Ltd.	910,503	473,920
Yulon Motor Co., Ltd.	91,272	146,177
		13,632,060
Thailand — 3.6%
Bangchak Petroleum PCL	74,000	82,315
Bangkok Bank PCL, ADR	99,000	651,169
Bangkok Expressway PCL	63,900	73,656
Bangkok Insurance PCL	1,500	19,442
Bangkokland PCL	505,400	24,932
Bank of Ayudhya PCL	126,400	144,678
Banpu PCL	7,650	59,444
Delta Electronics Thai PCL	56,500	72,868
Esso Thailand PCL	97,600	21,399
IRPC PCL	901,900	95,962
Kiatnakin Bank PCL	33,300	56,905
Krung Thai Bank PCL	497,575	325,674
MBK PCL	400	2,051
Precious Shipping PCL	58,400	33,328
PTT Global Chemical PCL	185,028	411,637
PTT PCL	73,400	792,810
Sri Trang Agro-Industry PCL	67,800	27,326
Thai Airways International PCL	96,000	76,453
Thai Oil PCL	71,700	145,642
Thanachart Capital PCL	81,200	100,796
TMB Bank PCL	826,000	59,656
Total Access Communication PCL	45,100	171,588
TPI Polene PCL	113,900	41,131
Vinythai PCL	42,500	16,033
		3,506,895
Turkey — 2.1%
Akbank TAS	31,492	128,339
Akenerji Elektrik Uretim AS*	24,779	17,858
Aksigorta AS	1,664	2,226
Asya Katilim Bankasi AS*	9,747	9,046
Cimsa Cimento Sanayi VE Tica AS	4,854	33,095
Dogan Sirketler Grubu Holding AS*	69,540	34,974
EIS Eczacibasi Ilac ve Sinai ve Finansal
Yatirimlar Sanayi ve Ticaret AS	6,870	7,444
Eregli Demir ve Celik Fabrikalari TAS	138,333	142,730
Kardemir Karabuk Demir Celik Sanayi
ve Ticaret AS, Class D*	36,171	27,006
KOC Holding AS	74,071	355,627
Koza Anadolu Metal Madencilik
Isletmeleri AS*	13,776	20,428
Petkim Petrokimya Holding AS*	30,112	44,184
Sekerbank TAS*	45,363	43,982
Tekfen Holding AS	23,735	81,221
Trakya Cam Sanayi AS	19,329	26,457
Turk Hava Yollari	62,218	241,943
Turk Sise ve Cam Fabrikalari AS	58,981	82,568
Turkiye Is Bankasi	153,274	452,980
Turkiye Sinai Kalkinma Bankasi AS	46,466	46,015
Turkiye Vakiflar Bankasi TAO	67,813	169,119
Yapi ve Kredi Bankasi AS	43,747	99,574
		2,066,816
TOTAL COMMON STOCKS
(Identified Cost $98,784,420)		92,045,498

PREFERRED STOCKS — 3.5%
Brazil — 3.4%
Braskem SA, PF A*	9,600	70,859
Braskem SA, ADR(a)*	10,100	150,288
Gerdau SA	8,800	49,731
Klabin SA, PF	8,670	43,130
Petroleo Brasileiro SA	66,359	481,183
Petroleo Brasileiro SA, ADR	129,248	1,894,776
Suzano Papel e Celulose SA	47,700	176,362
Usinas Siderurgicas de Minas Gerais
SA, PF A*	96,030	319,763
Vale SA, PF ADR	9,100	110,656
		3,296,748
Colombia — 0.1%
Avianca Holdings SA	2,507	5,395
Grupo de Inversiones
Suramericana SA	2,556	50,463
		55,858
TOTAL PREFERRED STOCKS
(Identified Cost $5,663,975)		3,352,606

See notes to financial statements.

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
RIGHTS & WARRANTS — 0.0%
Chile — 0.0%
Grupo Security SA, expires 7/24/13*	3,307	$—

Thailand — 0.0%
Bangkokland PCL, expires 6/22/18*	170,168	—

TOTAL RIGHTS & WARRANTS
(Identified Cost $0)		—

SHORT-TERM INVESTMENTS — 1.4%
United States — 1.4%
SSgA Government Money
Market Fund	1	1
SSgA Money Market Fund	1,354,569	1,354,569
		1,354,570

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,354,570)		1,354,570

COLLATERAL FOR SECURITIES ON LOAN — 7.4%
Short-Term — 7.4%
State Street Navigator Securities
Lending Prime Portfolio	7,212,758	7,212,758

TOTAL COLLATERAL FOR
SECURITIES ON LOAN
(Identified Cost $7,212,758)		7,212,758

Total Investments — 107.2%
(Identified Cost $113,015,723)#		103,965,432
Liabilities, Less Cash and
Other Assets — (7.2%)		(6,974,693)
Net Assets — 100.0%		$96,990,739

†	See Note 1.
(a)	A portion or all of the security/securities were held on loan. As of June 30, 2013, the market value of the securities on loan was $6,965,589.
*	Non-income producing security.
(b)	144A securities. Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been deemed by the Fund to be liquid and at June 30, 2013 amounted to $462,569 or 0.48% of the net assets of the Fund.
#	At June 30, 2013 the aggregate cost of investment securities for U.S federal income tax purposes was $113,060,037. Net unrealized depreciation aggregated $9,094,605 of which $11,714,805 related to appreciated investment securities and $20,809,410 related to depreciated investment securities.

Key to abbreviations:
ADR — American Depository Receipt
GDR — Global Depository Receipt

Ten Largest Industry Holdings June 30, 2013
(As a percentage of net assets):

Industry	Percentage
Commercial Banks	23.3%
Oil, Gas & Consumable Fuels	16.6%
Metals & Mining	8.2%
Industrial Conglomerates	3.6%
Real Estate Management & Development	3.5%
Diversified Financial Services	2.9%
Beverages	2.7%
Electronic Equipment, Instruments & Components	2.6%
Chemicals	2.4%
Construction Materials	2.1%

Country Weightings
(% of portfolio market value)

See notes to financial statements.

SA Real Estate Securities Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013

	SHARES	VALUE†
COMMON STOCKS — 99.1%
Real Estate Investment Trusts (REITs) — 99.1%
Acadia Realty Trust	11,993	$296,107
Agree Realty Corp.(a)	2,850	84,132
Alexander’s, Inc.	676	198,548
Alexandria Real Estate Equities, Inc.	14,623	961,024
American Assets Trust, Inc.	1,249	38,544
American Campus Communities, Inc.(a)	21,887	889,925
American Tower Corp. REIT	3,344	244,680
Apartment Investment &
Management Co.	33,155	995,976
Ashford Hospitality Trust, Inc.(a)	14,247	163,128
Associated Estates Realty Corp.(a)	11,143	179,179
AvalonBay Communities, Inc.(a)	27,651	3,730,396
BioMed Realty Trust, Inc.(a)	41,592	841,406
Boston Properties, Inc.(a)	32,081	3,383,583
Brandywine Realty Trust(a)	34,454	465,818
BRE Properties, Inc.	16,715	836,084
Camden Property Trust(a)	18,629	1,288,009
Campus Crest Communities, Inc.(a)	13,433	155,017
CapLease, Inc.	15,103	127,469
CBL & Associates Properties, Inc.(a)	35,522	760,881
Cedar Realty Trust, Inc.	13,325	69,024
Chatham Lodging Trust(a)	689	11,837
Chesapeake Lodging Trust(a)	10,085	209,667
Colonial Properties Trust	17,917	432,158
CommonWealth REIT(a)	17,838	412,415
Corporate Office Properties Trust(a)	18,606	474,453
Cousins Properties, Inc.(a)	23,635	238,714
CubeSmart(a)	28,830	460,703
DCT Industrial Trust, Inc.(a)	66,245	473,652
DDR Corp.(a)	58,764	978,421
DiamondRock Hospitality Co.(a)	44,500	414,740
Digital Realty Trust, Inc.(a)	27,150	1,656,150
Douglas Emmett, Inc.(a)	31,182	777,991
Duke Realty Corp.(a)	71,175	1,109,618
DuPont Fabros Technology, Inc.(a)	14,655	353,918
EastGroup Properties, Inc.	6,914	389,051
Education Realty Trust, Inc.	23,008	235,372
EPR Properties(a)	10,660	535,878
Equity Lifestyle Properties, Inc.(a)	8,984	706,053
Equity One, Inc.	13,503	305,573
Equity Residential(a)	75,598	4,389,220
Essex Property Trust, Inc.(a)	7,915	1,257,852
Excel Trust, Inc.(a)	9,917	127,037
Extra Space Storage, Inc.	24,023	1,007,284
Federal Realty Investment Trust(a)	14,630	1,516,838
FelCor Lodging Trust, Inc.* (a)	26,813	158,465
First Industrial Realty Trust, Inc.	21,786	330,494
First Potomac Realty Trust	12,200	159,332
Franklin Street Properties Corp.	18,495	244,134
General Growth Properties, Inc.(a)	91,144	1,811,031
Getty Realty Corp.(a)	5,900	121,835
Gladstone Commercial Corp.(a)	756	14,092
Glimcher Realty Trust(a)	32,545	355,391
Government Properties Income Trust	11,149	281,178
HCP, Inc.	96,345	4,377,917
Health Care REIT, Inc.	55,366	3,711,183
Healthcare Realty Trust, Inc.	20,754	529,227
Hersha Hospitality Trust(a)	39,394	222,182
Highwoods Properties, Inc.(a)	18,458	657,289
Home Properties, Inc.(a)	12,037	786,859
Hospitality Properties Trust	30,642	805,272
Host Hotels & Resorts, Inc.(a)	154,971	2,614,361
Hudson Pacific Properties, Inc.	8,718	185,519
Inland Real Estate Corp.(a)	20,029	204,696
Investors Real Estate Trust	17,425	149,855
Kilroy Realty Corp.(a)	17,192	911,348
Kimco Realty Corp.(a)	87,630	1,877,911
Kite Realty Group Trust	17,524	105,670
LaSalle Hotel Properties(a)	21,761	537,497
Lexington Realty Trust(a)	44,298	517,401
Liberty Property Trust	25,679	949,096
LTC Properties, Inc.	7,088	276,786
Macerich Co. (The)(a)	28,837	1,758,192
Mack-Cali Realty Corp.(a)	18,800	460,412
Medical Properties Trust, Inc.(a)	32,862	470,584
Mid-America Apartment
Communities, Inc.	9,559	647,813
Mission West Properties, Inc.(a)	4,004	—
Monmouth Real Estate Investment Corp.,
Class A	6,321	62,388
MPG Office Trust, Inc.*	10,100	31,714
National Health Investors, Inc.(a)	3,520	210,707
National Retail Properties, Inc.(a)	26,592	914,765
Omega Healthcare Investors, Inc.	25,222	782,386
One Liberty Properties, Inc.	1,927	42,317
Parkway Properties, Inc.	8,682	145,510
Pebblebrook Hotel Trust(a)	6,514	168,387
Pennsylvania Real Estate
Investment Trust	13,806	260,657
Piedmont Office Realty Trust, Inc.,
Class A	36,506	652,727
Post Properties, Inc.	11,918	589,822
Prologis, Inc.	103,995	3,922,691
PS Business Parks, Inc.	4,582	330,683
Public Storage(a)	31,408	4,815,789
Ramco-Gershenson Properties Trust(a)	12,267	190,507
Realty Income Corp.(a)	29,817	1,249,929
Regency Centers Corp.(a)	19,807	1,006,394
Retail Opportunity Investments Corp.	10,554	146,701
Retail Properties of America, Inc.,
Class A(a)	10,866	155,166
RLJ Lodging Trust	21,763	489,450
Rouse Properties, Inc. REIT(a)	3,972	77,931
Ryman Hospitality Properties(a)	9,339	364,314
Sabra Healthcare REIT, Inc.(a)	8,074	210,812
Saul Centers, Inc.	3,133	139,293
Senior Housing Properties Trust(a)	42,775	1,109,156
Simon Property Group, Inc.(a)	65,115	10,282,961
SL Green Realty Corp.(a)	19,652	1,733,110
Sotherly Hotels, Inc.	100	441
Sovran Self Storage, Inc.	6,856	444,200
Strategic Hotels & Resorts, Inc.* (a)	37,191	329,512
Summit Hotel Properties, Inc.	13,168	124,438
Sun Communities, Inc.(a)	5,807	288,956
See notes to financial statements.

SA Real Estate Securities Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2013 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Real Estate Investment Trusts (REITs) (Continued)
Sunstone Hotel Investors, Inc.* (a)	35,836	$432,899
Supertel Hospitality, Inc.*	2,197	2,041
Tanger Factory Outlet Centers(a)	21,289	712,330
Taubman Centers, Inc.	14,529	1,091,854
UDR, Inc.(a)	52,550	1,339,500
UMH Properties, Inc.(a)	1,915	19,667
Universal Health Realty Income Trust	2,400	103,512
Urstadt Biddle Properties, Inc.(a)	1,000	17,950
Urstadt Biddle Properties, Inc.,
Class A(a)	4,600	92,782
Ventas, Inc.(a)	62,313	4,328,261
Vornado Realty Trust	35,608	2,950,123
Washington Real Estate
Investment Trust(a)	15,150	407,687
Weingarten Realty Investors(a)	26,000	800,020
Whitestone REIT, Class B(a)	605	9,535
Winthrop Realty Trust	6,334	76,198
		104,074,720
TOTAL COMMON STOCKS
(Identified Cost $73,978,462)		104,074,720

SHORT-TERM INVESTMENTS — 0.8%
United States — 0.8%
SSgA Government Money Market Fund	1	1
SSgA Money Market Fund	858,059	858,059
		858,060
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $858,060)		858,060

COLLATERAL FOR SECURITIES ON LOAN — 37.8%
Short-Term — 37.8%
State Street Navigator Securities
Lending Prime Portfolio	39,711,601	39,711,601

TOTAL COLLATERAL FOR
SECURITIES ON LOAN
(Identified Cost $39,711,601)		39,711,601

Total Investments — 137.7%
(Identified Cost $114,548,123)#		144,644,381
Liabilities, Less Cash and
Other Assets — (37.7%)		(39,604,721)
Net Assets — 100.0%		$105,039,660

†	See Note 1.
(a)	A portion or all of the security/securities were held on loan. As of June 30, 2013, the market value of the securities on loan was $38,627,394.
*	Non-income producing security.
#	At June 30, 2013 the aggregate cost of investment securities for U.S. federal income tax purposes was $117,165,241. Net unrealized appreciation aggregated $27,479,140 of which $28,766,628 related to appreciated investment securities and $1,287,488 related to depreciated investment securities.

Key to abbreviations:
REIT — Real Estate Investment Trust

Portfolio Sectors
(% of portfolio market value)

See notes to financial statements.

(This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES — JUNE 30, 2013

	SA	SA	SA
	U.S. Fixed	Global Fixed	U.S. Core
	Income Fund	Income Fund	Market Fund
ASSETS
Investments in securities, at value	$428,713,775	$658,459,573	$507,585,679
Cash	614	425	8,539
Foreign currency, at value	—	829	—
Receivable for investments sold	—	—	—
Dividends and interest receivable	1,623,942	7,199,596	509,557
Receivable for fund shares sold	1,089,987	1,200,635	935,595
Unrealized appreciation on forward foreign currency
exchange contracts (Note 1)	—	6,103,790	—
Receivable from the Adviser (Note 2)	52,639	—	26,959
Receivable for tax reclaims	—	—	100
Prepaid expenses	12,822	15,062	12,855
Total Assets	431,493,779	672,979,910	509,079,284

LIABILITIES
Payable for investments purchased	—	—	—
Payable for fund shares redeemed	189,572	346,258	360,553
Collateral for securities on loan (Note 1)	—	67,166,200	25,779,577
Unrealized depreciation on forward foreign currency
exchange contracts (Note 1)	—	1,201,043	—
Advisory fee payable (Note 2)	87,440	153,358	218,591
Sub-Advisory fee payable (Note 2)	34,976	24,684	18,362
Administration fee payable (Note 2)	34,976	49,368	39,744
Sub-Administration fee payable (Note 2)	7,311	10,552	7,922
Custody and accounting fees payable	13,434	27,159	21,953
Trustees’ fees payable (Note 2)	6,889	6,889	6,889
Shareholder servicing fee payable (Note 2)	87,440	123,419	99,359
Transfer agent fee payable	15,883	18,960	19,624
Professional fees payable	33,966	33,966	72,669
Accrued expenses and other liabilities	6,220	20,518	16,263
Total Liabilities	518,107	69,182,374	26,661,506

NET ASSETS	$430,975,672	$603,797,536	$482,417,778
NET ASSETS CONSIST OF:
Capital paid in	$431,131,464	$602,212,015	$329,172,900
Undistributed/(overdistributed) net investment income	(332,981)	(1,420,099)	2,168,939
Accumulated net realized gain/(loss)	24,439	(740,720)	(58,495,675)
Net unrealized appreciation/(depreciation) on:
Investments (1)	152,750	(1,083,389)	209,571,614
Foreign currency and forward currency transactions	—	4,829,729	—

NET ASSETS	$430,975,672	$603,797,536	$482,417,778

Shares of beneficial interest outstanding
($0.01 par value, unlimited shares authorized)	42,257,473	62,382,450	32,174,391
Net asset value per share	$10.20	$9.68	$14.99
Identified cost of investments	$428,561,025	$659,542,962	$298,014,065
Cost of foreign currency	$—	$890	$—
(1) Net of deferred capital gain country tax of:	$—	$—	$—

See notes to financial statements.

SA	SA U.S.	SA International	SA International	SA	SA
U.S. Value	Small Company	Value	Small Company	Emerging Markets	Real Estate
Fund	Fund	Fund	Fund	Value Fund	Securities Fund

$400,686,554	$350,475,302	$577,569,253	$233,004,421	$103,965,432	$144,644,381
979	216,530	3,208	222,845	254	840
—	—	2,214,484	—	494,485	—
7,821,334	8,534,835	2,105,998	—	357	—
376,598	163,887	1,374,521	—	478,951	288,959
776,707	534,495	1,098,934	537,035	486,325	313,155

—	—	—	—	—	—
27,817	48,541	—	10,971	56,084	31,702
558	83	182,727	—	1,369	—
12,173	12,668	15,214	11,676	9,675	9,234
409,702,720	359,986,341	584,564,339	233,786,948	105,492,932	145,288,271

4,723,049	7,579,351	3,073,069	—	872,090	330,809
323,414	257,511	333,440	188,822	38,162	39,567
20,350,038	53,528,386	58,067,559	—	7,212,758	39,711,601

—	—	—	—	—	—
173,996	134,301	283,799	125,704	51,964	46,818
31,636	85,464	87,323	—	39,973	12,768
31,636	24,418	43,661	19,339	7,994	8,512
6,397	4,915	9,064	4,070	1,727	1,732
17,011	21,682	39,004	11,412	42,799	8,905
6,889	6,889	6,889	6,889	6,889	6,889
79,089	61,046	109,153	48,347	19,986	21,281
20,086	19,075	22,584	19,023	15,095	15,790
72,668	41,727	41,727	41,867	45,023	41,727
13,148	10,556	24,139	8,011	147,733	2,212
25,849,057	61,775,321	62,141,411	473,484	8,502,193	40,248,611

$383,853,663	$298,211,020	$522,422,928	$233,313,464	$96,990,739	$105,039,660

$278,157,253	$214,309,074	$551,049,579	$183,235,996	$105,227,075	$82,471,615
1,786,364	(116,703)	9,000,011	1,929,315	399,953	814,110
(2,561,314)	1,438,764	(59,461,679)	(31,972,266)	560,660	(8,342,323)

106,471,360	82,579,888	21,904,188	80,120,419	(9,190,904)	30,096,258
—	(3)	(69,171)	—	(6,045)	—

$383,853,663	$298,211,020	$522,422,928	$233,313,464	$96,990,739	$105,039,660

26,243,139	14,004,166	51,437,384	13,488,528	10,408,619	11,623,668
$14.63	$21.29	$10.16	$17.30	$9.32	$9.04
$294,215,194	$267,895,414	$555,665,065	$152,884,002	$113,015,723	$114,548,123
$—	$—	$2,246,298	$—	$498,331	$—
$—	$—	$—	$—	$140,613	$—

See notes to financial statements.

STATEMENTS OF OPERATIONS—YEAR ENDED JUNE 30, 2013

	SA U.S.	SA Global	SA U.S.
	Fixed Income	Fixed Income	Core Market
	Fund	Fund	Fund
INVESTMENT INCOME
Income:
Dividends	$—	$—	$9,500,339
Interest (1)	2,023,540	11,446,100	127,131
Other income	—	—	30,593
Taxes withheld	—	—	(6,715)
Total Income	2,023,540	11,446,100	9,651,348
Expenses:
Advisory fees (Note 2)	986,437	1,723,453	2,418,311
Shareholder Services fees (Note 2)	986,437	1,436,211	1,099,232
Administration fees (Note 2)	394,575	574,484	439,693
Sub-Advisory fees (Note 2)	394,575	287,242	203,138
Expense recouped by Adviser (Note 2)	—	11,670	—
Sub-Administration fees (Note 2)	83,707	121,563	91,777
Trustees’ fees and expenses (Note 2)	27,555	27,556	27,556
Custody and accounting fees	70,624	153,941	115,750
Transfer agent fees	89,098	112,092	115,806
Professional fees (4)	90,647	90,647	134,939
Registration fees	22,414	16,065	15,913
Other expenses (5)	44,472	62,811	50,849
Total expenses before waivers and reimbursements:	3,190,541	4,617,735	4,712,964
Less: Fee waiver by Adviser (Note 2)	(625,805)	(21,859)	(316,035)
Net expenses	2,564,736	4,595,876	4,396,929
Net investment income (loss)	(541,196)	6,850,224	5,254,419

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
Investments (2)	192,093	4,464,721	6,747,819
Distribution from underlying fund	—	—	—
Foreign currency and forward currency transactions	—	(5,599,059)	3,738
Increase (decrease) in unrealized appreciation (depreciation) on:
Investments (3)	(271,615)	(9,913,308)	71,474,942
Foreign currency and forward currency transactions	—	6,797,599	—
Net realized and unrealized gain (loss) on investments and foreign
currency transactions	(79,522)	(4,250,047)	78,226,499

Net increase (decrease) in net assets resulting from operations	$(620,718)	$2,600,177	$83,480,918
(1) Interest income includes security lending income of:	$—	$168,231	$127,067
(2) Net of capital gain country tax of:	$—	$—	$—
(3) Net of increase of deferred capital gain country tax accrual of:	$—	$—	$—
(4) Professional fees include, but are not limited to, fees associated with legal, audit and tax services.
(5) Other expenses include, but are not limited to, fees associated with insurance and printing services.

See notes to financial statements.

SA U.S.	SA U.S.	SA International	SA International	SA	SA
Value	Small Company	Value	Small Company	Emerging Markets	Real Estate
Fund	Fund	Fund	Fund	Value Fund	Securities Fund

$7,510,991	$5,045,581	$18,603,198	$5,558,297	$2,453,179	$2,597,319
101,117	689,890	893,408	—	7,700	5,744
12,211	38,118	—	—	—	—
(1,417)	(3,145)	(1,409,499)	—	(308,446)	—

7,622,902	5,770,444	18,087,107	5,558,297	2,152,433	2,603,063

1,915,467	1,468,020	3,226,150	1,412,806	594,646	536,204
870,666	667,282	1,240,827	543,387	228,710	243,729
348,266	266,913	496,331	217,355	91,484	97,492
348,266	934,195	992,661	—	457,420	146,238
—	—	—	—	—	—
72,578	55,449	102,731	45,251	19,138	20,674
27,556	27,556	27,556	27,556	27,555	27,555
91,181	129,650	199,543	38,472	212,955	47,490
115,382	111,982	121,532	111,344	83,431	87,997
135,151	98,634	98,633	98,633	103,004	98,634
14,447	12,854	17,177	12,418	20,688	13,640
42,177	37,241	56,597	30,647	22,159	23,003

3,981,137	3,809,776	6,579,738	2,537,869	1,861,190	1,342,656
(324,339)	(606,822)	—	(146,966)	(534,672)	(367,738)

3,656,798	3,202,954	6,579,738	2,390,903	1,326,518	974,918

3,966,104	2,567,490	11,507,369	3,167,394	825,915	1,628,145

18,448,589	6,212,229	9,881,921	(519,061)	1,339,963	588,005
—	—	—	1,252,732	—	—
(44)	(154)	(150,618)	—	(45,951)	—

73,452,528	56,131,633	51,384,773	29,582,512	(2,844,976)	4,776,052
—	(17)	(81,568)	—	65,397	—

91,901,073	62,343,691	61,034,508	30,316,183	(1,485,567)	5,364,057

$95,867,177	$64,911,181	$72,541,877	$33,483,577	$(659,652)	$6,992,202

$101,090	$689,857	$892,381	$—	$7,640	$5,723
$—	$—	$—	$—	$4,657	$—
$—	$—	$—	$—	$68,397	$—

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SA U.S. Fixed Income Fund
	Year Ended	Year Ended
	06/30/2013	06/30/2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(541,196)	$165,161
Net realized gain (loss) on investments and foreign currency transactions	192,093	1,347,550
Net increase (decrease) in unrealized appreciation (depreciation)	(271,615)	(796,058)
Net increase (decrease) in net assets from operations	(620,718)	716,653

Distributions to shareholders from:
Net investment income	—	(249,537)
Net realized gains	(1,132,175)	(1,330,313)
Total distributions	(1,132,175)	(1,579,850)

Share transactions
Proceeds from sale of shares	142,936,464	114,466,109
Value of distributions reinvested	1,064,154	1,527,870
Cost of shares redeemed	(79,972,538)	(70,763,862)
Total share transactions	64,028,080	45,230,117
Total increase (decrease) in net assets	62,275,187	44,366,920
NET ASSETS
Beginning of year	368,700,485	324,333,565
End of year	$430,975,672	$368,700,485

Undistributed/(overdistributed) net investment income, end of period	$(332,981)	$—
CAPITAL SHARE TRANSACTIONS
Shares sold by subscription	13,973,418	11,161,629
Issued for distributions reinvested	104,124	149,442
Shares redeemed	(7,816,384)	(6,901,575)
Net increase (decrease) in fund shares	6,261,158	4,409,496

See notes to financial statements.

SA Global Fixed Income Fund		SA U.S. Core Market Fund
Year Ended	Year Ended	Year Ended	Year Ended
06/30/2013	06/30/2012	06/30/2013	06/30/2012

$6,850,224	$10,365,462	$5,254,419	$4,114,172
(1,134,338)	23,504,496	6,751,557	7,540,692
(3,115,709)	(22,962,533)	71,474,942	(360,402)
2,600,177	10,907,425	83,480,918	11,294,462

(18,345,686)	(15,194,625)	(6,061,008)	(2,578,093)
—	—	—	—
(18,345,686)	(15,194,625)	(6,061,008)	(2,578,093)

152,090,289	114,302,479	90,058,590	65,146,468
17,668,749	14,656,342	5,706,428	2,457,802
(106,052,267)	(128,500,907)	(96,346,286)	(86,905,796)
63,706,771	457,914	(581,268)	(19,301,526)
47,961,262	(3,829,286)	76,838,642	(10,585,157)

555,836,274	559,665,560	405,579,136	416,164,293
$603,797,536	$555,836,274	$482,417,778	$405,579,136

$(1,420,099)	$13,893,279	$2,168,939	$3,026,979

15,427,661	11,351,875	6,476,699	5,506,537
1,795,564	1,472,062	428,732	214,655
(10,731,748)	(12,758,813)	(6,984,255)	(7,286,508)
6,491,477	65,124	(78,824)	(1,565,316)

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	SA U.S. Value Fund
	Year Ended	Year Ended
	06/30/2013	06/30/2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,966,104	$3,595,020
Net realized gain (loss) on investments and foreign currency transactions	18,448,545	4,445,306
Net increase (decrease) in unrealized appreciation (depreciation)	73,452,528	(20,618,983)
Net increase (decrease) in net assets from operations	95,867,177	(12,578,657)

Distributions to shareholders from:
Net investment income	(3,916,275)	(2,875,897)
Net realized gains	—	—
Total distributions	(3,916,275)	(2,875,897)

Share transactions
Proceeds from sale of shares	70,076,967	54,670,649
Value of distributions reinvested	3,706,832	2,751,411
Cost of shares redeemed	(90,548,996)	(55,588,709)
Total share transactions	(16,765,197)	1,833,351
Total increase (decrease) in net assets	75,185,705	(13,621,203)
NET ASSETS
Beginning of year	308,667,958	322,289,161
End of year	$383,853,663	$308,667,958

Undistributed net investment income, end of period	$1,786,364	$1,764,649
CAPITAL SHARE TRANSACTIONS
Shares sold by subscription	5,334,540	5,118,112
Issued for distributions reinvested	294,427	271,075
Shares redeemed	(6,899,587)	(5,172,077)
Net increase (decrease) in fund shares	(1,270,620)	217,110

See notes to financial statements.

SA U.S. Small Company Fund		SA International Value Fund
Year Ended	Year Ended	Year Ended	Year Ended
06/30/2013	06/30/2012	06/30/2013	06/30/2012

$2,567,490	$747,875	$11,507,369	$11,808,905
6,212,075	(4,576,893)	9,731,303	(13,238,923)
56,131,616	(3,785,243)	51,303,205	(106,268,138)
64,911,181	(7,614,261)	72,541,877	(107,698,156)

(2,945,070)	—	(13,791,111)	(9,885,455)
(286,314)	(1,250,197)	—	—
(3,231,384)	(1,250,197)	(13,791,111)	(9,885,455)

48,303,977	37,320,147	98,572,089	96,255,168
3,052,323	1,188,360	13,105,005	9,496,823
(60,663,696)	(50,433,267)	(90,294,111)	(82,212,535)
(9,307,396)	(11,924,760)	21,382,983	23,539,456
52,372,401	(20,789,218)	80,133,749	(94,044,155)

245,838,619	266,627,837	442,289,179	536,333,334
$298,211,020	$245,838,619	$522,422,928	$442,289,179

$(116,703)	$678,488	$9,000,011	$11,434,371

2,535,489	2,327,749	9,832,622	10,281,936
166,976	76,128	1,306,581	1,077,960
(3,210,611)	(3,118,369)	(9,069,012)	(8,628,464)
(508,146)	(714,492)	2,070,191	2,731,432

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	SA International Small Company Fund
	Year Ended	Year Ended
	06/30/2013	06/30/2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,167,394	$3,850,492
Net realized gain (loss) on investments and foreign currency transactions	733,671	2,570,614
Net increase (decrease) in unrealized appreciation (depreciation)	29,582,512	(44,112,495)
Net increase (decrease) in net assets from operations	33,483,577	(37,691,389)

Distributions to shareholders from:
Net investment income	(5,088,571)	(2,370,316)
Net realized gains	—	—
Total distributions	(5,088,571)	(2,370,316)

Share transactions
Proceeds from sale of shares	44,931,449	35,386,041
Value of distributions reinvested	4,800,348	2,258,132
Cost of shares redeemed	(37,284,876)	(36,358,790)
Total share transactions	12,446,921	1,285,383
Total increase (decrease) in net assets	40,841,927	(38,776,322)
NET ASSETS
Beginning of year	192,471,537	231,247,859
End of year	$233,313,464	$192,471,537

Undistributed net investment income, end of period	$1,929,315	$3,850,492
CAPITAL SHARE TRANSACTIONS
Shares sold by subscription	2,654,596	2,248,200
Issued for distributions reinvested	286,588	156,380
Shares redeemed	(2,226,593)	(2,303,918)
Net increase in fund shares	714,591	100,662

See notes to financial statements.

SA Emerging Markets Value Fund		SA Real Estate Securities Fund
Year Ended	Year Ended	Year Ended	Year Ended
06/30/2013	06/30/2012	06/30/2013	06/30/2012

$825,915	$736,911	$1,628,145	$1,287,404
1,294,012	319,678	588,005	(590,788)
(2,779,579)	(19,828,633)	4,776,052	9,482,398
(659,652)	(18,772,044)	6,992,202	10,179,014

(644,489)	(635,931)	(1,258,912)	(1,063,764)
—	(1,898,558)	—	—
(644,489)	(2,534,489)	(1,258,912)	(1,063,764)

35,547,528	27,827,845	26,218,401	18,991,024
618,780	2,448,054	1,198,809	1,030,907
(14,772,310)	(11,743,368)	(19,537,837)	(16,255,656)
21,393,998	18,532,531	7,879,373	3,766,275
20,089,857	(2,774,002)	13,612,663	12,881,525

76,900,882	79,674,884	91,426,997	78,545,472
$96,990,739	$76,900,882	$105,039,660	$91,426,997

$399,953	$243,141	$814,110	$445,774

3,532,968	2,740,827	2,943,039	2,512,715
59,044	272,916	140,211	140,642
(1,467,576)	(1,153,766)	(2,213,030)	(2,129,638)
2,124,436	1,859,977	870,220	523,719

See notes to financial statements.

FINANCIAL HIGHLIGHTS

	SA U.S. Fixed
	Income Fund
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011		June 30, 2010	June 30, 2009
Net Asset Value, Beginning of Period	$10.24	$10.27	$10.28		$10.27	$10.09

Income from Investment Operations:
Net investment income (loss)	(0.01)	0.01	0.02		0.07	0.21
Net realized and unrealized
gain on investments	—	0.01	0.06		0.12	0.18
Total from investment operations	(0.01)	0.02	0.08		0.19	0.39

Less Distributions:
Distributions from net investment income	—	(0.01)	(0.02)		(0.07)	(0.21)
Distributions from capital gains	(0.03)	(0.04)	(0.07)		(0.11)	—
Total distributions	(0.03)	(0.05)	(0.09)		(0.18)	(0.21)

Net asset value, end of period	$10.20	$10.24	$10.27		$10.28	$10.27

Total return	(0.10)%	0.16%	0.80%		1.80%	3.90%
Net assets, end of period (000s)	$430,976	$368,700	$324,334		$231,308	$162,975
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%		0.65%	0.65%
Ratio of gross expenses to average net assets (1)	0.81%	0.83%	0.89%		0.91%	0.94%
Ratio of net investment income (loss) to average
net assets	(0.14)%	0.05%	0.24%		0.66%	2.05%
Portfolio turnover rate	33%	95%	92%		104%	46%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income (loss)
per share would have been (1)	$(0.03)	$(0.01)	$(0.00	)(2)	$0.05	$0.18

(1)	Gross expenses before waivers of expenses.
(2)	Amount rounds to less than $(0.005) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA Global Fixed
	Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009
Net Asset Value, Beginning of Period	$9.95	$10.03	$10.24	$9.93	$10.34

Income from Investment Operations:
Net investment income	0.11	0.19	0.21	0.25	0.25
Net realized and unrealized
gain (loss) on investments	(0.06)	—	—	0.25	0.16
Total from investment operations	0.05	0.19	0.21	0.50	0.41

Less Distributions:
Distributions from net investment income	(0.32)	(0.27)	(0.42)	(0.19)	(0.82)
Total distributions	(0.32)	(0.27)	(0.42)	(0.19)	(0.82)

Net asset value, end of period	$9.68	$9.95	$10.03	$10.24	$9.93

Total return	0.48%	1.96%	2.12%	5.02%	4.04%
Net assets, end of period (000s)	$603,798	$555,836	$559,666	$472,374	$405,761
Ratio of net expenses to average net assets	0.80%	0.82%	0.85%	0.85%	0.85%
Ratio of gross expenses to average net assets (1)	0.80%	0.82%	1.15%	1.17%	1.16%
Ratio of net investment income to average
net assets	1.19%	1.85%	2.32%	2.54%	2.43%
Portfolio turnover rate	36%	36%	15%	29%	53%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
per share would have been (1)	$0.11	$0.19	$0.18	$0.22	$0.21

(1)	Gross expenses before waivers of expenses.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Core
	Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009
Net Asset Value, Beginning of Period	$12.57	$12.31	$9.48	$8.42	$11.48

Income from Investment Operations:
Net investment income	0.17	0.13	0.11	0.10	0.16
Net realized and unrealized
gain (loss) on investments	2.44	0.21	2.85	1.07	(3.08)
Total from investment operations	2.61	0.34	2.96	1.17	(2.92)

Less Distributions:
Distributions from net investment income	(0.19)	(0.08)	(0.13)	(0.11)	(0.11)
Distributions from capital gains	—	—	—	—	(0.03)
Total distributions	(0.19)	(0.08)	(0.13)	(0.11)	(0.14)

Net asset value, end of period	$14.99	$12.57	$12.31	$9.48	$8.42

Total return	20.98%	2.80%	31.36%	13.88%	(25.36)%
Net assets, end of period (000s)	$482,418	$405,579	$416,164	$324,603	$299,711
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of gross expenses to average net assets (1)	1.07%	1.09%	1.19%	1.18%	1.20%
Ratio of net investment income to average
net assets	1.20%	1.04%	0.93%	0.95%	1.50%
Portfolio turnover rate	5%	6%	9%	6%	7%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
per share would have been (1)	$0.16	$0.12	$0.09	$0.08	$0.14

(1)	Gross expenses before waivers of expenses.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S.
	Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009
Net Asset Value, Beginning of Period	$11.22	$11.81	$8.81	$7.42	$11.25

Income from Investment Operations:
Net investment income	0.15	0.13	0.12	0.06	0.15
Net realized and unrealized
gain (loss) on investments	3.41	(0.62)	2.98	1.42	(3.83)
Total from investment operations	3.56	(0.49)	3.10	1.48	(3.68)

Less Distributions:
Distributions from net investment income	(0.15)	(0.10)	(0.10)	(0.09)	(0.15)
Total distributions	(0.15)	(0.10)	(0.10)	(0.09)	(0.15)

Net asset value, end of period	$14.63	$11.22	$11.81	$8.81	$7.42

Total return	31.92%	(4.02)%	35.33%	19.92%	(32.68)%
Net assets, end of period (000s)	$383,854	$308,668	$322,289	$239,673	$200,695
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of gross expenses to average net assets (1)	1.14%	1.17%	1.26%	1.27%	1.29%
Ratio of net investment income to average
net assets	1.14%	1.21%	1.09%	0.67%	1.82%
Portfolio turnover rate	21%	11%	21%	28%	42%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
per share would have been (1)	$0.14	$0.12	$0.09	$0.04	$0.13

(1)	Gross expenses before waivers of expenses.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S.
	Small Company Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009
Net Asset Value, Beginning of Period	$16.94	$17.51	$12.54	$10.26	$14.37

Income from Investment Operations:
Net investment income	0.18	0.05	0.03	0.00 (2)	0.09
Net realized and unrealized
gain (loss) on investments	4.40	(0.54)	4.98	2.36	(3.41)
Total from investment operations	4.58	(0.49)	5.01	2.36	(3.32)

Less Distributions:
Distributions from net investment income	(0.21)	—	(0.04)	(0.08)	(0.03)
Distributions from capital gains	(0.02)	(0.08)	—	—	(0.76)
Total distributions	(0.23)	(0.08)	(0.04)	(0.08)	(0.79)

Net asset value, end of period	$21.29	$16.94	$17.51	$12.54	$10.26

Total return	27.26%	(2.74)%	39.96%	23.06%	(22.42)%
Net assets, end of period (000s)	$298,211	$245,839	$266,628	$204,161	$171,135
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of gross expenses to average net assets (1)	1.43%	1.45%	1.56%	1.57%	1.61%
Ratio of net investment income to average
net assets	0.96%	0.31%	0.17%	0.03%	0.77%
Portfolio turnover rate	23%	14%	16%	13%	13%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income (loss)
per share would have been (1)	$0.14	$0.01	$(0.03)	$(0.04)	$0.04

(1)	Gross expenses before waivers of expenses.
(2)	Amount rounds to less than $0.005 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA International
	Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009
Net Asset Value, Beginning of Period	$8.96	$11.50	$8.96	$8.51	$14.43

Income from Investment Operations:
Net investment income	0.23	0.24	0.23	0.17	0.23
Net realized and unrealized
gain (loss) on investments	1.25	(2.57)	2.50	0.51	(4.91)
Total from investment operations	1.48	(2.33)	2.73	0.68	(4.68)

Less Distributions:
Distributions from net investment income	(0.28)	(0.21)	(0.19)	(0.23)	(0.37)
Distributions from capital gains	—	—	—	—	(0.87)
Total distributions	(0.28)	(0.21)	(0.19)	(0.23)	(1.24)

Net asset value, end of period	$10.16	$8.96	$11.50	$8.96	$8.51

Total return	16.59%	(20.23)%	30.63%	7.69%	(31.33)%
Net assets, end of period (000s)	$522,423	$442,289	$536,333	$420,271	$406,657
Ratio of net expenses to average net assets	1.33%	1.34%	1.34%	1.33%	1.35%
Ratio of gross expenses to average net assets (1)	1.33%	1.34%	1.34%	1.33%	1.35%
Ratio of net investment income to average
net assets	2.32%	2.60%	2.12%	1.65%	2.50%
Portfolio turnover rate	17%	22%	25%	20%	27%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
per share would have been (1)	$0.23	$0.24	$0.23	$0.17	$0.23

(1)	Gross expenses before waivers of expenses.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA International
	Small Company Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009
Net Asset Value, Beginning of Period	$15.07	$18.25	$13.64	$12.29	$19.79

Income from Investment Operations:
Net investment income	0.24	0.30	0.27	0.12	0.22
Net realized and unrealized
gain (loss) on investments	2.39	(3.29)	4.54	1.43	(6.27)
Total from investment operations	2.63	(2.99)	4.81	1.55	(6.05)

Less Distributions:
Distributions from net investment income	(0.40)	(0.19)	(0.20)	(0.20)	(0.22)
Distributions from capital gains	—	—	—	—	(1.23)
Total distributions	(0.40)	(0.19)	(0.20)	(0.20)	(1.45)

Net asset value, end of period	$17.30	$15.07	$18.25	$13.64	$12.29

Total return	17.55%	(16.35)%	35.39%	12.56%	(29.10)%
Net assets, end of period (000s)	$233,313	$192,472	$231,248	$174,186	$156,285
Ratio of net expenses to average net assets †	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of gross expenses to
average net assets (1)†	1.17%	1.18%	1.19%	1.18%	1.22%
Ratio of net investment income to
average net assets †	1.46%	1.92%	1.58%	0.84%	1.62%
Ratio of expenses to average net assets
for the DFA Portfolio, (unaudited) (2)†	0.56%	0.56%	0.55%	0.55%	0.57%
Ratio of expenses to average net
assets for the DFA Portfolio (3)†	0.56%	0.55%	0.56%	0.57%	0.55%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
per share would have been (1)	$0.23	$0.29	$0.26	$0.11	$0.20

†

The DFA Portfolio expenses are not included in the stated expense information of the SA International Small Company  Fund. The financial statements of the DFA Portfolio are included elsewhere in this report.

(1)	Gross expenses before waivers of expenses.
(2)	The DFA Portfolio expense ratios are as of April 30, 2013, 2012, 2011, 2010 and May 31, 2009, respectively and are unaudited.
(3)	The DFA Portfolio expense ratios are for the fiscal years ended October 31, 2012, 2011, 2010, 2009, and 2008, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA Emerging
	Markets Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009
Net Asset Value, Beginning of Period	$9.28	$12.40	$10.04	$7.76	$10.70

Income from Investment Operations:
Net investment income	0.08	0.09	0.06	0.03	0.09
Net realized and unrealized
gain (loss) on investments	0.03	(2.85)	2.54	2.27	(2.64)
Total from investment operations	0.11	(2.76)	2.60	2.30	(2.55)

Less Distributions:
Distributions from net investment income	(0.07)	(0.09)	(0.04)	(0.02)	(0.12)
Distributions from capital gains	—	(0.27)	(0.20)	—	(0.27)
Total distributions	(0.07)	(0.36)	(0.24)	(0.02)	(0.39)

Net asset value, end of period	$9.32	$9.28	$12.40	$10.04	$7.76

Total return	1.13%	(22.19)%	25.98%	29.61%	(22.48)%
Net assets, end of period (000s)	$96,991	$76,901	$79,675	$59,518	$43,240
Ratio of net expenses to average net assets	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of gross expenses to average net assets (1)	2.03%	2.10%	2.08%	2.11%	2.44%
Ratio of net investment income to average
net assets	0.90%	0.99%	0.53%	0.34%	1.47%
Portfolio turnover rate	7%	13%	14%	25%	11%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income (loss)
per share would have been (1)	$0.03	$0.03	$(0.01)	$(0.03)	$0.03

(1)	Gross expenses before waivers of expenses.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

	SA Real Estate
	Securities Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009
Net Asset Value, Beginning of Period	$8.50	$7.68	$5.89	$3.92	$7.26

Income from Investment Operations:
Net investment income	0.15	0.21	0.08	0.13	0.13
Net realized and unrealized
gain (loss) on investments	0.51	0.71	1.86	1.94	(3.28)
Total from investment operations	0.66	0.92	1.94	2.07	(3.15)

Less Distributions:
Distributions from net investment income	(0.12)	(0.10)	(0.15)	(0.10)	(0.12)
Distributions from capital gains	—	—	—	—	(0.07)
Total distributions	(0.12)	(0.10)	(0.15)	(0.10)	(0.19)

Net asset value, end of period	$9.04	$8.50	$7.68	$5.89	$3.92

Total return	7.81%	12.19%	33.39%	53.03%	(43.60)%
Net assets, end of period (000s)	$105,040	$91,427	$78,545	$53,998	$29,738
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of gross expenses to average net assets (1)	1.38%	1.42%	1.61%	1.67%	2.02%
Ratio of net investment income to average
net assets	1.67%	2.77%	1.16%	2.57%	3.32%
Portfolio turnover rate	2%	4%	7%	3%	7%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
per share would have been (1)	$0.11	$0.18	$0.04	$0.09	$0.09

(1)	Gross expenses before waivers of expenses.

See notes to financial statements.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013

1. Organization and Significant Accounting Policies

     SA Funds — Investment Trust (the “Trust”) is a Delaware statutory trust that was organized on June 16, 1998. The Agreement and Declaration of Trust permits the Trust to offer separate portfolios (“Funds”) of shares of beneficial interest and different classes of shares of each Fund. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), and currently offers the following nine Funds, each of which is a diversified mutual fund as defined in the 1940 Act:

     SA U.S. Fixed Income Fund
     SA Global Fixed Income Fund
     SA U.S. Core Market Fund
     SA U.S. Value Fund
     SA U.S. Small Company Fund
     SA International Value Fund
     SA International Small Company Fund
     SA Emerging Markets Value Fund
     SA Real Estate Securities Fund

     All of the Funds commenced investment operations on August 5, 1999, except for SA Global Fixed Income Fund, which commenced operations on July 29, 1999, and SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund, which commenced operations on April 2, 2007.

     SA International Small Company Fund invests substantially all of its assets in the International Small Company Portfolio (the “DFA Portfolio”), a series of DFA Investment Dimensions Group Inc., an open-end management investment company. The DFA Portfolio has the same investment objective as SA International Small Company Fund and invests its assets in The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The Canadian Small Company Series, each a series of The DFA Investment Trust Company (each a “Series”), an open-end management investment company. As of June 30, 2013, SA International Small Company Fund held approximately 3.28% of the DFA Portfolio. The performance of SA International Small Company Fund is directly affected by the performance of the DFA Portfolio. The financial statements of the DFA Portfolio and the Series in which it invests are included elsewhere in this report and should be read in conjunction with the financial statements of SA International Small Company Fund.

     Use of Estimates — The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The following summarizes the significant accounting policies of the Funds:

     Security Valuation — Domestic equity securities listed on an exchange or stock market for which market quotations are readily available are valued according to the official closing price, if any, or at their last reported sale price on the exchange or stock market where the security is primarily traded, or in the absence of such reported prices, at the mean between the most recent quoted bid and asked prices. Domestic equity securities traded on the over-the-counter markets are valued at the mean between the most recent quoted bid and asked prices in the absence of an official closing price or last reported sale price. Foreign equity securities traded on a foreign exchange or over-the-counter markets are generally valued at the most recent quoted bid price in the absence of

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

an official closing price or last reported sale price. Foreign securities quoted in foreign currencies are translated into U.S. dollars using prevailing exchange rates. Fixed income investments are generally valued based on prices received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Shares of registered open-end investment companies are valued at the investment company’s net asset value. Short-term investments purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Forward currency contracts are valued based on prices received from independent pricing services. Securities for which market quotations are not readily available, or for which available quotations appear not to accurately reflect the current value of an investment, are valued at fair value as determined in good faith by a pricing committee (the “Pricing Committee”) (or its designee) appointed by the Board of Trustees of the Trust (the “Board”) pursuant to procedures approved by the Board. Certain Funds hold securities traded in foreign markets. Foreign securities are valued at the latest market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities may be valued at fair value as determined in good faith by the Pricing Committee. Any determinations of fair value made by the Pricing Committee are presented to the Board for ratification.

     Valuation of securities by the DFA Portfolio and the Series in which it invests is discussed in the “Selected Financial Statements of DFA Investment Dimensions Group Inc. – Notes to Financial Statements,” and “Selected Financial Statements of the DFA Investment Trust Company – Notes to Financial Statements,” which are included elsewhere in this report.

     Fair Value Measurement — The Funds adopted provisions respecting fair value measurement which provide enhanced guidance for using fair value to measure assets and liabilities. The Funds value their investments based on a three-tier hierarchy of inputs that establishes classification of fair value measurements for disclosure purposes. If inputs used to measure a financial instrument fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. The three-tier hierarchy of inputs is summarized in the three broad levels below.

Level 1 – quoted prices in active markets for identical investments.

Level 2 – significant observable inputs other than quoted prices within Level 1 (including quoted prices for similar investments, interest rates, yield curves, foreign exchange rates, put or call provisions, credit risk and default rates for similar securities).

Level 3 – significant unobservable inputs to the extent that observable inputs are not available (including the Pricing Committee’s own assumptions used to determine the fair value of investments).

     Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

The tables below provide a summary of the inputs as of June 30, 2013 in valuing each Fund’s investments:

	Investments in Securities
	Unadjusted
	Quoted Prices in	Significant
	Active Markets for	Other	Significant
	Identical	Observable	Unobservable	Balance as of
	Investments	Inputs	Inputs	June 30, 2013
Description	(Level 1)	(Level 2)*	(Level 3)	Total
SA U.S. Fixed Income Fund (a)
Bonds and Notes	$—	$421,386,943	$—	$421,386,943
Short-Term Investments	7,326,832	—	—	7,326,832
Total Investments	$7,326,832	$421,386,943	$—	$428,713,775
SA Global Fixed Income Fund (b)
Assets:
Bonds and Notes	$—	$586,527,667	$—	$586,527,667
Short-Term Investments	4,765,706	—	—	4,765,706
Collateral for Securities on Loan
Short-Term	67,166,200	—	—	67,166,200
Forward Foreign Currency Contracts	—	6,103,790	—	6,103,790
Total Investments	$71,931,906	$592,631,457	$—	$664,563,363
Liabilities:
Forward Foreign Currency Contracts	$—	$(1,201,043)	$—	$(1,201,043)
SA U.S. Core Market Fund (b)
Common Stocks	$459,143,539 †	$—	$—	$459,143,539
Mutual Funds	19,378,352	—	—	19,378,352
Short-Term Investments	3,284,211	—	—	3,284,211
Collateral for Securities on Loan
Short-Term	25,779,577	—	—	25,779,577
Total Investments	$507,585,679	$—	$—	$507,585,679
SA U.S. Value Fund (b)
Common Stocks	$379,045,446	$—	$—	$379,045,446
Short-Term Investments	1,291,070	—	—	1,291,070
Collateral for Securities on Loan
Short-Term	20,350,038	—	—	20,350,038
Total Investments	$400,686,554	$—	$—	$400,686,554
SA U.S. Small Company Fund (b)
Common Stocks	$294,959,016 †	$3,160	$—	$294,962,176
Rights & Warrants	2,652 †	—	—	2,652
Short-Term Investments	1,982,088	—	—	1,982,088
Collateral for Securities on Loan
Short-Term	53,528,386	—	—	53,528,386
Total Investments	$350,472,142	$3,160	$—	$350,475,302

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

	Investments in Securities
	Unadjusted
	Quoted Prices in	Significant
	Active Markets for	Other	Significant
	Identical	Observable	Unobservable	Balance as of
	Investments	Inputs	Inputs	June 30, 2013
Description	(Level 1)	(Level 2)*	(Level 3)	Total
SA International Value Fund (c)
Common Stocks	$516,921,617	$—	$—	$516,921,617
Preferred Stocks	211,440	—	—	211,440
Rights & Warrants	6,493 †	—	—	6,493
Short-Term Investments	2,362,144	—	—	2,362,144
Collateral for Securities on Loan
Short-Term	58,067,559	—	—	58,067,559
Total Investments	$577,569,253	$—	$—	$577,569,253
SA International Small Company Fund (b)
Mutual Funds	$233,004,421	$—	$—	$233,004,421
Total Investments	$233,004,421	$—	$—	$233,004,421
SA Emerging Markets Value Fund (d)
Common Stocks	$92,033,710 †	$11,788	$—	$92,045,498
Preferred Stocks	3,352,606	—	—	3,352,606
Rights & Warrants	—	— †	—	—
Short-Term Investments	1,354,570	—	—	1,354,570
Collateral for Securities on Loan
Short-Term	7,212,758	—	—	7,212,758
Total Investments	$103,953,644	$11,788	$—	$103,965,432
SA Real Estate Securities Fund (b)
Common Stocks	$104,074,720	$—	$—	$104,074,720
Short-Term Investments	858,060	—	—	858,060
Collateral for Securities on Loan
Short-Term	39,711,601	—	—	39,711,601
Total Investments	$144,644,381	$—	$—	$144,644,381

     † Includes one or more securities which are valued at zero.

     * The end of period timing recognition is used for transfers between levels of the Fund’s assets and liabilities.

     (a) Short-term investments valued at $1,642,054 were transferred from Level 1 to Level 2 during the fiscal year ended June 30, 2013. At June 30, 2012, these securities were valued using quoted market prices in active markets without using fair value adjustment factors; at June 30, 2013, these securities were valued using fair value adjustment factors. There were no transfers from Level 2 to Level 1 during the fiscal year ended June 30, 2013.

     (b) For the fiscal year ended June 30, 2013, there was no transfer activity between Level 1 and Level 2.

     (c) Common stocks valued at $151 were transferred from Level 2 to Level 1 during the fiscal year ended June 30, 2013. At June 30, 2012, these securities were valued using fair value adjustment factors; at June 30, 2013, these securities were valued using quoted market prices in active markets without using fair value adjustment factors. There were no transfers from Level 1 to Level 2 as of the fiscal year ended June 30, 2013.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

     (d) Common stocks valued at $2,676,219 were transferred from Level 2 to Level 1 during the fiscal year ended June 30, 2013. At June 30, 2012, these securities were valued using fair value adjustment factors; at June 30, 2013, these securities were valued using quoted market prices in active markets without using fair value adjustment factors. Common stocks valued at $2,945 were transferred from Level 1 to Level 2 during the fiscal year ended June 30, 2013. At June 30, 2012, these securities were valued using quoted market prices in active markets; at June 30, 2013, these securities were valued using fair value adjustment factors.

     Transfers between investment valuation levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

     In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Trust management is evaluating the implications of ASU 2011-11 and any impact it may have on the financial statements.

     Repurchase Agreements — The Funds may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System or any foreign bank or any domestic broker/dealer that is recognized as a reporting government securities dealer, subject to the seller’s agreement to repurchase them at an agreed-upon time and price. Dimensional Fund Advisors LP (the “Sub-Adviser”) will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets segregated on the books of the Fund or the Fund’s custodian in an amount that is greater than the repurchase price. Default by, or bankruptcy of, the seller would, however, expose a Fund to possible loss because of adverse market conditions or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. government securities. There were no open repurchase agreements at June 30, 2013.

     Securities Lending — The Funds may lend any of their securities held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified broker-dealers, banks and other institutions, except those securities which LWI Financial Inc. (the “Adviser”) specifically identifies as not being available. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

     Upon entering into a securities lending transaction, a Fund maintains cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies or instrumentalities, a loan of sovereign debt issued by non-U.S. governments, or a loan of non-U.S. corporate debt, 102% of the current market value of the loaned securities with respect to other U.S. securities and 105% of the current market value of the loaned securities with respect to foreign equity securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of the income received on the collateral is rebated to the borrower of the securities, and the remainder is split between the Agent and the Fund.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

     As of June 30, 2013, the following Funds had loaned securities, which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

				Total
				Collateral
		Value of	Value of	(Including
	Value of	Cash	Non-Cash	Calculated
Fund	Securities	Collateral	Collateral*	Mark)†
SA Global Fixed Income Fund	$65,623,162	$67,166,200	$—	$66,975,563
SA U.S. Core Market Fund	$25,464,485	$25,779,577	$331,432	$26,078,559
SA U.S. Value Fund	$19,788,922	$20,350,038	$—	$20,252,618
SA U.S. Small Company Fund	$52,571,909	$53,528,386	$449,927	$53,962,438
SA International Value Fund	$56,999,792	$58,067,559	$1,506,619	$59,325,549
SA Emerging Markets Fund	$6,965,589	$7,212,758	$47,880	$7,352,918
SA Real Estate Securities Fund	$38,627,394	$39,711,601	$—	$39,550,827

     * The Fund cannot repledge or resell this collateral. The non-cash collateral is comprised of U.S. government securities.

     † Balances represent the end-of-day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

     Foreign Currency Translation and Foreign Investments — The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign currency exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

     The results of operations resulting from changes in foreign exchange rates on investments are not reported separately from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

     Investing in securities of foreign companies and securities of foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and securities of the U.S. government. These risks include less developed or less efficient trading markets; less stringent accounting and financial reporting standards; social, political or economic instability; foreign currency exchange controls and foreign taxation issues; the risk of expropriation of assets or nationalization of a company or industry by foreign governments; changes in currency exchange rates; and settlement, custodial or other operational risks. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

     Forward Foreign Currency Exchange Contracts — Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. By entering into a forward contract for the purchase or sale for a fixed amount of dollars of the amount of foreign currency involved in an underlying security transaction, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

     The market value of a contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the 4:00 PM Eastern Time pricing for the forward currency exchange rate, and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency transactions in a Fund’s Statement of Assets and Liabilities. When the contract is closed, realized gain or loss is recognized, which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, and recorded as realized gain (loss) on foreign currency transactions in the Fund’s Statement of Operations.

     Forward foreign currency exchange contracts may involve risks from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At June 30, 2013, SA Global Fixed Income Fund had the following open forward foreign currency exchange contracts:

		Local	Aggregate		Unrealized
	Delivery	Currency	Face	Total	Appreciation/
	Date	Amount	Amount	Value	(Depreciation)
Canadian Dollar (sell)	7/22/2013	32,826,899	$32,165,449	$31,198,441	$967,008
Danish Krone (buy)	8/21/2013	20,118,098	$3,588,976	$3,512,803	$(76,173)
Danish Krone (sell)	8/21/2013	36,499,389	$6,308,771	$6,373,125	$(64,354)
Euro Currency (buy)	7/26/2013	8,226,843	$10,938,485	$10,709,485	$(229,000)
Euro Currency (sell)	7/26/2013	100,323,843	$129,767,386	$130,598,902	$(831,516)
Pound Sterling (sell)	7/11/2013	10,310,752	$16,084,758	$15,681,175	$403,583
Pound Sterling (sell)	7/22/2013	53,941,618	$84,487,731	$82,031,343	$2,456,388
Pound Sterling (sell)	7/23/2013	50,000,000	$78,313,450	$76,036,639	$2,276,811
					$4,902,747

     The Funds have adopted provisions surrounding disclosures regarding derivative instruments and hedging activities. The following table, grouped into appropriate risk categories, discloses the amounts related to each Fund’s use of derivative instruments and hedging activities at June 30, 2013:

SA Global Fixed Income Fund
Asset Derivatives (1)
	Foreign
	Exchange
	Contracts Risk	Total
Forward Contracts	$6,103,790	$6,103,790

Liability Derivatives (2)
	Foreign
	Exchange
	Contracts Risk	Total
Forward Contracts	$(1,201,043)	$(1,201,043)

     (1) Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

     (2) Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

     Transactions in derivative instruments during the fiscal year ended June 30, 2013 were as follows:

Realized Gain (Loss) (1)
	Foreign
	Exchange
	Contracts Risk	Total
Forward Contracts	$(5,656,462)	$(5,656,462)

Change in Unrealized Appreciation (Depreciation) (2)
	Foreign
	Exchange
	Contracts Risk	Total
Forward Contracts	$6,819,192	$6,819,192

     (1) Statement of Operations location: Realized gain (loss) on: Foreign currency and forward currency transactions.

     (2) Statement of Operations location: Increase (decrease) in unrealized appreciation/(depreciation) on: Foreign currency and forward currency transactions.

     For the fiscal year ended June 30, 2013, the average monthly principal amount of forward foreign currency exchange contracts was $374,354,647.

     Investment Transactions, Income and Expenses — Investments in securities are accounted for as of trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of discounts and premiums based on the effective interest method. Gains and losses are determined on the identified cost basis, which is the same for U.S. federal income tax purposes.

     The Funds characterize distributions received from mutual fund investments on the Statement of Operations using the same characterization as the distribution received.

     Expenses directly attributable to a specific Fund are charged to the respective Fund. Expenses that cannot be attributed to a particular Fund are apportioned among the Funds evenly or based on relative net assets.

     Indemnifications — Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Trustees are also indemnified against certain liabilities pursuant to an Indemnity Agreement between the Trust and each Trustee. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposures under these arrangements are unknown as this would involve potential future claims against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

     Federal Income Tax — Each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of the Funds’ taxable income and net capital gain to their shareholders. Therefore, no income tax provision is required.

     Foreign Taxes — Each Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

Fund invests. These foreign taxes, if any, are paid by each Fund and are disclosed in its Statement of Operations. Foreign taxes payable as of June 30, 2013, if any, are reflected in the Fund’s Statement of Assets and Liabilities.

     For federal income tax purposes, realized capital losses may be carried over to offset future realized capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by a Fund in taxable years beginning after December 22, 2010 are not subject to expiration and retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment taxable years.

     As of June 30, 2013, the following Funds had a realized capital loss carryforward, for U.S. federal income tax purposes, available to be used to offset future realized capital gains:

	Expiring	Expiring	Expiring	Expiring
Fund	June 30, 2015	June 30, 2017	June 30, 2018	June 30, 2019
SA Global Fixed Income Fund	$694,730	$45,990	$—	$—
SA U.S. Core Market Fund	—	16,979,116	41,059,848	—
SA U.S. Value Fund	—	—	2,415,791	—
SA International Value Fund	—	8,176,491	47,987,541	—
SA International Small Company Fund	—	—	6,120,809	—
SA Real Estate Securities Fund	—	241,458	2,190,950	2,306,670

	Unlimited	Unlimited
	Losses	Losses
Fund	Short-Term	Long-Term
SA International Value Fund	$—	$3,150,564
SA Real Estate Securities Fund	—	986,127

     The federal income tax character of distributions paid to shareholders during the fiscal years ended June 30, 2013 and 2012 were as follows:

		2013
	Ordinary	Long-Term
	Income	Capital Gain	Total
SA U.S. Fixed Income Fund	$897,010	$235,165	$1,132,175
SA Global Fixed Income Fund	18,345,686	—	18,345,686
SA U.S. Core Market Fund	6,061,008	—	6,061,008
SA U.S. Value Fund	3,916,275	—	3,916,275
SA U.S. Small Company Fund	3,231,384	—	3,231,384
SA International Value Fund	13,791,111	—	13,791,111
SA International Small Company Fund	5,088,571	—	5,088,571
SA Emerging Markets Value Fund	644,489	—	644,489
SA Real Estate Securities Fund	1,258,912	—	1,258,912

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

		2012
	Ordinary	Long-Term
	Income	Capital Gain	Total
SA U.S. Fixed Income Fund	$1,039,440	$540,410	$1,579,850
SA Global Fixed Income Fund	15,194,625	—	15,194,625
SA U.S. Core Market Fund	2,578,093	—	2,578,093
SA U.S. Value Fund	2,875,897	—	2,875,897
SA U.S. Small Company Fund	—	1,250,197	1,250,197
SA International Value Fund	9,885,455	—	9,885,455
SA International Small Company Fund	2,370,316	—	2,370,316
SA Emerging Markets Value Fund	1,002,173	1,532,316	2,534,489
SA Real Estate Securities Fund	1,063,764	—	1,063,764

     As of June 30, 2013, the components of distributable earnings on a federal income tax basis were:

				Post October
	Undistributed	Undistributed	Unrealized	Capital/
	Ordinary	Long-Term	Appreciation/	Late Year	Capital Loss
	Income	Capital Gains	(Depreciation)	Ordinary Loss	Carryforward
SA U.S. Fixed Income Fund	$—	$24,439	$152,750	$(332,981)	$—
SA Global Fixed Income Fund	5,661,444	—	(3,335,203)	—	(740,720)
SA U.S. Core Market Fund	2,168,939	—	209,160,979	(46,076)	(58,038,964)
SA U.S. Value Fund	1,786,364	—	106,325,837	—	(2,415,791)
SA U.S. Small Company Fund	941,428	614,872	82,345,646	—	—
SA International Value Fund	9,163,726	—	21,524,219	—	(59,314,596)
SA International Small Company Fund	1,929,315	—	54,268,962	—	(6,120,809)
SA Emerging Markets Value Fund	645,339	359,931	(9,241,606)	—	—
SA Real Estate Securities Fund	814,110	—	27,479,140	—	(5,725,205)

     During the fiscal year ended June 30, 2013, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA International Small Company Fund and SA Real Estate Securities Fund utilized $656,426, $6,686,180, $18,479,119, $848,148, $8,739,369, $1,376,874 and $111,410 of capital loss carryforward, respectively.

     Distributions to Shareholders — Each Fund, excluding SA Global Fixed Income Fund and SA U.S. Fixed Income Fund, declares and pays dividends from its net investment income annually. SA Global Fixed Income Fund and SA U.S. Fixed Income Fund declare and pay dividends from net investment income, if any, quarterly. All of the Funds declare and pay distributions from net realized capital gains, if any, at least annually.

     SA Real Estate Securities Fund characterizes distributions received from real estate investment trust (“REIT”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs in which the Fund invests, the characterization will be estimated based on available information, which may include the previous year’s allocation. If new or additional information becomes available from one or more of those REITs at a later date, a recharacterization will be made in the following year. The Fund records any amount recharacterized as dividend income as ordinary income, any amount recharacterized as long-term capital gain as realized gain in the Statement of Operations, and any amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

     Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. To the extent that distributions exceed the sum of net investment income and net capital gains for federal income tax purposes, they are reported as distributions of paid-in capital. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax differences such as wash sales, PFICs, non-REIT return of capital, and foreign currency transactions that will reverse in a subsequent period. During any particular year, a Fund’s net realized gains from investment transactions in excess of available capital loss carry forwards will be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually.

2. Agreements and Transactions with Affiliates

     The Trust has an Investment Advisory and Administrative Services Agreement with the Adviser (the “Investment Advisory Agreement”) under which the Adviser manages the investments of, and provides administrative services to, each Fund. The Investment Advisory Agreement was last amended on July 1, 2013. The Adviser is an indirect, wholly-owned subsidiary of Werba Reinhard, Inc., a U.S. company based in San Jose, California. Werba Reinhard, Inc. is controlled by Mr. Eli Reinhard through his sole ownership interest in Arcadia Loring Ward, LLC and Mr. Reinhard’s role as the sole trustee of nine trusts administered for the benefit of Mr. Reinhard’s family, each of which has an ownership interest in Werba Reinhard, Inc. For the advisory services provided to the Funds, the Adviser is entitled to a fee from each Fund computed daily and payable monthly as follows:

	Advisory Fees	Advisory Fees
	July 1, 2012 through	Effective
Fund	June 30, 2013	July 1, 2013
SA U.S. Fixed Income Fund	0.25%	0.20%
SA Global Fixed Income Fund	0.30%	0.30%
SA U.S. Core Market Fund	0.55%	0.50%
SA U.S. Value Fund	0.55%	0.50%
SA U.S. Small Company Fund	0.55%	0.50%
SA International Value Fund	0.65%	0.60%
SA International Small Company Fund	0.65%	0.60%
SA Emerging Markets Value Fund	0.65%	0.60%
SA Real Estate Securities Fund	0.55%	0.50%

     For the administrative services provided to the Funds, the Adviser is entitled to a fee from each Fund computed daily and payable monthly at the annual rate of 0.10% of the average daily net assets of each Fund.

     The Trust and the Adviser have jointly entered into an Investment Sub-Advisory Agreement with the Sub-Adviser (the “Sub-Advisory Agreement”). For the sub-advisory services provided to the Funds, the Sub-Adviser is entitled to a fee from each Fund computed daily and payable monthly at an annual rate based on each Fund’s average daily net assets. SA International Small Company Fund will not pay a fee to the Sub-Adviser for its sub-advisory services for as long as it invests substantially all of its assets in the DFA Portfolio. However, the Sub-Adviser receives an administration fee from the DFA Portfolio and also receives advisory fees for providing advisory services to the funds in which the DFA Portfolio invests.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

Sub-Advisory
Fund	Fees
SA U.S. Fixed Income Fund	0.10%
SA Global Fixed Income Fund	0.05%
SA U.S. Core Market Fund*	0.05%
SA U.S. Value Fund	0.10%
SA U.S. Small Company Fund	0.35%
SA International Value Fund	0.20%
SA Emerging Markets Value Fund	0.50%
SA Real Estate Securities Fund	0.15%

     * The Sub-Adviser will not receive any sub-advisory fee for its sub-advisory services to the SA U.S. Core Market Fund with respect to any assets of the SA U.S. Core Market Fund invested in the U.S. Micro Cap Portfolio of the DFA Investment Dimensions Group Inc. For its management services, the Sub-Adviser receives an investment advisory fee from the U.S. Micro Cap Portfolio.

     The Trust has a Shareholder Servicing Agreement with the Adviser. For the shareholder services provided to the Funds, the Adviser is entitled to a fee from each Fund computed daily and payable monthly at the annual rate of 0.25% of the average daily net assets of each Fund.

     The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses to the extent a Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum shown in the table below. This agreement will remain in effect until October 28, 2021, at which time the agreement may be continued, modified or eliminated and net expenses will be adjusted as necessary. This agreement may only be amended or terminated during its term with the approval of the Board.

Expense
Fund	Limitation
SA U.S. Fixed Income Fund	0.65%
SA Global Fixed Income Fund	0.80%
SA U.S. Core Market Fund	1.00%
SA U.S. Value Fund	1.05%
SA U.S. Small Company Fund	1.20%
SA International Value Fund	1.35%
SA International Small Company Fund	1.10%
SA Emerging Markets Value Fund	1.45%
SA Real Estate Securities Fund	1.00%

     The Adviser may elect to recapture any amounts waived or reimbursed pursuant to the above agreement, subject to the following conditions: (1) the Adviser must request reimbursement within three years from the end of the year in which the waiver/reimbursement is made, (2) the Board must approve the reimbursement, (3) reimbursement will be permitted if, and to the extent that, the relevant Fund does not exceed its operating expense limitation after giving effect to the reimbursement, and (4) the Adviser may not request or receive reimbursements for the reductions and waivers before payment of the relevant Fund’s operating expenses for the current fiscal year. During the fiscal year ended June 30, 2013, the Adviser recaptured $11,670 from SA Global Fixed Income Fund pursuant to these conditions. As of June 30, 2013 the following amounts are subject to this recapture through June 30, 2014, June 30, 2015 and June 30, 2016, respectively.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

	Expires	Expires	Expires
Fund	June 30, 2014	June 30, 2015	June 30, 2016
SA U.S. Fixed Income Fund	$666,067	$614,326	$625,805
SA Global Fixed Income Fund	1,509,521	23,901	21,859
SA U.S. Core Market Fund	726,592	347,861	316,035
SA U.S. Value Fund	616,019	346,997	324,339
SA U.S. Small Company Fund	888,650	604,296	606,822
SA International Value Fund	—	—	—
SA International Small Company Fund	188,413	166,407	146,966
SA Emerging Markets Value Fund	463,663	482,250	534,672
SA Real Estate Securities Fund	417,871	342,476	367,738

     Trustees’ Fees and Expenses — For their services as Trustees, the Trustees of the Trust received an annual retainer fee of $80,000, as well as reimbursement for expenses incurred in connection with each meeting of the Board and its Committees. The Chairman of the Board received an additional $8,000 per year.

     Sub-Administration Fees — State Street serves as sub-administrator for the Trust, pursuant to a Sub-Administration Agreement with the Trust and the Adviser. For the sub-administrative services provided to the Funds, State Street receives a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust as follows: 0.0175% of the first $1.5 billion of net assets and 0.015% of net assets over $1.5 billion. The fee is then allocated to each Fund based on the relative net assets of each Fund, subject to a minimum fee of $70,000 annually per Fund, except for SA International Small Company Fund, which is subject to a minimum fee of $50,000 annually. Fees are calculated for the fund complex and then allocated to the Funds based upon each Fund’s total net assets, which may cause a Fund to pay less than the minimum annual charge.

3. Purchases and Sales of Securities

     Excluding short-term investments, each Fund’s purchases and sales of securities for the fiscal year ended June 30, 2013 were as follows:

	Purchases
	U.S. Government	Other
SA U.S. Fixed Income Fund	40,270,813	133,447,850
SA Global Fixed Income Fund	5,996,520	245,359,807
SA U.S. Core Market Fund	—	22,875,970
SA U.S. Value Fund	—	71,347,882
SA U.S. Small Company Fund	—	61,904,778
SA International Value Fund	—	106,235,333
SA International Small Company Fund	N/A	N/A
SA Emerging Markets Value Fund	—	27,069,111
SA Real Estate Securities Fund	—	11,132,096

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2013 (Continued)

	Sales
	U.S. Government	Other
SA U.S. Fixed Income Fund	28,827,227	93,573,645
SA Global Fixed Income Fund	1,538,100	201,405,218
SA U.S. Core Market Fund	—	25,354,132
SA U.S. Value Fund	—	89,912,847
SA U.S. Small Company Fund	—	62,754,152
SA International Value Fund	—	83,974,924
SA International Small Company Fund	N/A	N/A
SA Emerging Markets Value Fund	—	5,985,787
SA Real Estate Securities Fund	—	2,268,588

     N/A — Refer to the financial statements of the DFA Portfolio and the Series in which SA International Small Company Fund invests, which are included elsewhere in this report.

4. Subsequent Events

     Management has evaluated the possibility of subsequent events existing in the Funds’ financial statements through the date these financial statements were issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA International Small Company Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund (constituting the SA Funds - Investment Trust, hereafter referred to as the “Trust”) at June 30, 2013, the results of each of their operations and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, CA
August 27, 2013

SA FUNDS

ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Policies and Procedures

     The Sub-Adviser is responsible for exercising the voting rights associated with the securities purchased and/ or held by the Funds. A description of the policies and procedures that are used by the Sub-Adviser to vote proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling (800) 366-7266 and on the Securities and Exchange Commission’s website (“SEC”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent 12-month period ended June 30th is listed in the Trust’s Form N-PX, which is available after August 31st without charge, upon request, by calling the same number or visiting the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

     The Trust files a complete schedule of portfolio holdings for each Fund for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s most recent Form N-Q is also available without charge, upon request, by calling (800) 366-7266.

Trustees and Officers’ Information

     Information regarding the Trustees and executive officers of the Trust is listed below. The Board is responsible for managing the business and affairs of the Trust. The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust have the responsibility for the day-to-day management of the Funds. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities. The Trustees are experienced executives who meet periodically throughout the year to oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s performance. The Board is comprised entirely of Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

     Officers of the Trust listed in the table below whose names are marked with an asterisk (*) are interested persons of the Trust (as defined by the 1940 Act) by virtue of, among other considerations, their relationships with the Adviser, Loring Ward Securities Inc. (the “Distributor”) or their affiliated entities. Each Trustee and executive officer of the Trust oversees all Funds of the Trust.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number of
	Position(s)		Portfolios in
	Held with	Principal	Fund Complex	Other
Name, Address,(1)	Trust and Length of	Occupation(s)	Overseen by	Trusteeships/
and Year of Birth	Time Served(2)	During Past 5 Years	Trustee	Directorships Held
Independent Trustees:
Bryan W. Brown Year of Birth: 1945	Trustee (since April 1999) Chairman (since December 2004)	Self-Employed Management Consultant (financial and technological systems) (since 1992); Chief Financial Officer, Bioexpertise, Inc. (physician’s web-based continuing education) (since 2003); Chief Financial Officer, ONTHERIX, INC. (a pharmaceutical development company) (since 2008); Chief Financial Officer, PharmaGenias, Inc. (biotechnology and pharmaceutical clinical trial services) (2004-2008); Chief Financial Officer, DISK-IOPS (a patent licensing company in the life science industry) (2009-2011).	9	Director/Officer, Friends of the California Air & Space Center (aviation museum) (1999- 2010).

Charles M. Roame Year of Birth: 1965	Trustee (since June 2012)	Managing Partner, Tiburon Strategic Advisors (provider of market research and strategy consulting to financial services firms) (since 1998).	9	Director, Envestnet, Inc. (provider of wealth management solutions) (since August 2011).

Harold M. Shefrin Year of Birth: 1948	Trustee (since April 1999)	Professor of Finance, Santa Clara University (since 1978).	9	Trustee, Litman Gregory Funds Trust (6 portfolios) (since February 2005).

(1)	The address of each Trustee is: LWI Financial Inc., 3055 Olin Ave., Suite 2000, San Jose, CA 95128.

(2)	Each Trustee serves for the lifetime of the Trust or until he dies, resigns, or is removed.

     The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-366-7266. It is also available on the Funds’ website at: http://sa-funds.net.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Officers of the Trust

Position(s)
Held with
Name, Address(1)	Trust and Length of
and Year of Birth	Time Served(2)	Principal Occupation(s) During Past 5 Years
Alexander B. Potts* Year of Birth: 1967	President and Chief Executive Officer (since January 2009).	President and Chief Executive Officer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since January 2009); President and Chief Executive Officer, Werba Reinhard, Inc. (since January 2008).

Michael R. Clinton* Year of Birth: 1966	Chief Financial and Accounting Officer and Treasurer (since March 2009).

Chief Operating Officer, Chief Financial Officer and Treasurer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since March 2009); Chief Financial Officer and Treasurer, Werba Reinhard, Inc. (since March 2009); Vice President of Fund Administration, Charles Schwab Investment Management (2004-2009).

Christopher D. Stanley* Year of Birth: 1983	Vice President, Chief Legal Officer, Chief Compliance Officer and Anti-Money Laundering Compliance Officer (since March 2011).

Vice President, General Counsel and Chief Legal Officer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since April 2011); Chief Compliance Officer, Loring Ward Securities Inc. (since April 2011); Corporate Secretary and General Counsel, Werba Reinhard, Inc. (since April 2011); Director of Compliance, LWI Financial Inc. and Loring Ward Securities Inc. (2009-2011); Legal Clerk, LWI Financial Inc. and Loring Ward Securities Inc. (2008-2009).

Joni Clark* Year of Birth: 1966	Vice President and Chief Investment Officer (since March 2010).	Executive Vice President and Chief Investment Officer, LWI Financial Inc. (since June 2010); Chief Investment Strategist, LWI Financial Inc. (2007-2010).

Marcy D. Tsagarakis* Year of Birth: 1971	Secretary (since June 2006).	Vice President, Fund Administration, LWI Financial Inc. and Loring Ward Securities Inc. (since 2005).

(1)	The address of each officer is: LWI Financial Inc., 3055 Olin Ave., Suite 2000, San Jose, CA 95128.

(2)	The Trust’s officers are appointed annually by the Board.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement and Sub-Advisory Agreement

     At an in-person meeting held on June 13, 2013, the Board, consisting solely of Independent Trustees, considered the renewal for a one-year term of (1) the Investment Advisory Agreement and (2) the Sub-Advisory Agreement (collectively, the “Advisory Agreements”).

       In approving the renewal of the Advisory Agreements, the Board, advised by counsel to the Independent Trustees, took into account information furnished to members of the Board throughout the year, as well as information prepared specifically in connection with its review of the Advisory Agreements at this meeting. The Board considered the factors discussed below, among others, but did not identify any single issue or particular piece of information, in isolation, as the controlling factor:

       The nature, extent and quality of the services provided and to be provided by the Adviser and the Sub-Adviser. The Board considered the experience and qualifications of the personnel at the Adviser and the Sub-Adviser who are responsible for providing services to the Funds and the compensation structures of the Adviser and the Sub-Adviser. The Board noted the oversight role of the Adviser over the Sub-Adviser relating to portfolio construction and management and compliance with the Funds’ investment objectives and policies, the Trust’s compliance policies and procedures, and applicable laws and regulations, as well as the Adviser’s role in implementing the Board’s directives relating to the Funds. The Board also noted that the Adviser has extensive experience offering asset allocation and risk diversification through investment portfolios such as the Funds. The Board noted the Sub-Adviser’s experience and expertise in constructing portfolios that reflect certain asset classes and risk levels, as well as the extensive industry experience of the Sub-Adviser’s personnel.

       The Board then considered the resources, policies and procedures and infrastructure of the Adviser and the Sub-Adviser devoted to ensuring compliance with applicable laws and regulations, as well as the Adviser’s and the Sub-Adviser’s commitment to those programs. The Board considered the information received regarding the Adviser’s and the Sub-Adviser’s respective compliance programs and compliance reports received during the prior year.

       The Board noted that the Adviser continued to use a substantial portion of its profits from managing the Funds in order to provide support and educational services to investors and their financial representatives to enhance the effectiveness of the Funds as asset allocation vehicles. The Board noted that these expenditures could not be directly categorized as marketing or distribution costs, but they nevertheless have elements of distribution embedded in them, benefiting shareholders and the Adviser.

       The investment performance of the Funds achieved by the Adviser and the Sub-Adviser. The Board reviewed the short-term and long-term performance of each of the Funds on both an absolute basis and relative to each Fund’s benchmark index, a peer universe of funds pursuing broadly similar strategies, and comparable accounts managed by the Sub-Adviser. The Board noted that it received Fund performance information on a quarterly basis throughout the year. As part of its review, the Board also reviewed a report prepared by an independent consulting firm, Lipper, Inc. (“Lipper”), which included comparisons of the performance of each Fund to certain funds determined by Lipper to be in each Fund’s relevant peer group (the “Lipper Peer Group”) and peer universe and a comparative index selected by Lipper.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

       In assessing performance, the Board took into consideration the fact that each Fund is intended to provide exposure to a particular asset class. For this reason, the Board viewed fidelity to asset class characteristics as highly important to its evaluation of the Funds. The Board noted that it looks for Fund performance to track the appropriate benchmarks as closely as possible, given certain practical constraints imposed by the 1940 Act and each Fund’s investment restrictions, size and similar factors. Because the Funds are primarily asset allocation tools, the Board emphasized each Fund’s performance against its primary asset class benchmark index and its general adherence to asset class representation, and gave less emphasis to each Fund’s performance relative to the comparative index selected by Lipper.

       For the SA U.S. Fixed Income Fund, which commenced operations in April 2007, it was noted that the Fund’s net of fees performance lagged the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index (the Fund’s primary external benchmark) for the 1-year, 3-year and 5-year periods ended March 31, 2013. It was also noted that the Fund’s total return performance was in the 5th (bottom) quintile of the Lipper Peer Group (consisting of retail no-load funds only) for the 1-year and 5-year periods ended March 31, 2013 and that the Fund’s performance lagged the Lipper Short Investment Grade Fund Index for the 1-year, 3-year and 5-year periods ended the same date. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the Fund’s positive absolute performance since inception, the relatively stronger performance for the 5-year period as compared to shorter periods, and the lack of longer-term performance history to measure against its peers.

       For the SA Global Fixed Income Fund, it was noted that the Fund’s net of fees performance exceeded the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index (the Fund’s primary external benchmark) for the 1-year, 3-year and 5-year periods ended March 31, 2013. It was also noted that the Fund’s total return performance ranked 5th of the 5 funds in the Lipper Peer Group (consisting of retail no-load funds only) for the 1-year period ended March 31, 2013 and ranked 4th of the 4 funds in the Lipper Peer Group for the 5-year period ended the same date, and that the Fund’s performance lagged the Lipper Global Income Fund Index for the 1-year, 3-year and 5-year periods ended the same date. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the Fund’s positive absolute performance since inception. The Board also considered that hedging foreign currency exposure can reduce portfolio volatility and that investments in higher-quality, shorter-maturity holdings should result in higher risk-adjusted expected returns over the long term.

       For the SA U.S. Core Market Fund, it was noted that the Fund’s net of fees performance lagged the Russell 3000 Index (the Fund’s primary external benchmark) for the 1-year, 3-year and 5-year periods ended March 31, 2013. It was also noted that the Fund’s total return performance was in the 2nd quintile of the Lipper Peer Group (consisting of retail no-load funds only) for the 1-year period ended March 31, 2013 and in the 3rd quintile for the 5-year period ended the same date, and that the Fund’s performance lagged the Lipper Multi-Cap Core Index over the 1-year period ended March 31, 2013 but exceeded the Index over the 3-year and 5-year periods ended the same date. The Board considered the Fund’s relative performance against its benchmarks and the Lipper Peer Group, noting the Fund’s total return performance for the 3-year period ended March 31, 2013, which was in the 1st quintile of the Lipper Peer Group for that period, and the Fund’s positive absolute performance since inception.

       For the SA U.S. Value Fund, it was noted that the Fund’s net of fees performance exceeded the Russell 1000 Value Index (the Fund’s primary external benchmark) for the 1-year and 5-year periods ended March 31, 2013, and equaled the Index for the 3-year period ended the same date. It was also noted that the Fund’s total return performance was in the 1st (top) quintile of the Lipper Peer Group (consisting of retail no-load funds only) for the

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

1-year period ended March 31, 2013 and in the 4th quintile for the 5-year period ended the same date, and that the Fund’s performance exceeded the Lipper Multi-Cap Value Index over the 1-year, 3-year and 5-year periods ended March 31, 2013. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group and the Fund’s positive absolute performance since inception.

       For the SA U.S. Small Company Fund, it was noted that the Fund’s net of fees performance exceeded the Russell 2000 Index (the Fund’s primary external benchmark) for the 1-year, 3-year and 5-year periods ended March 31, 2013. It was also noted that the Fund’s performance was in the 3rd quintile of the Lipper Peer Group (consisting of retail no-load funds only) for the 1-year period ended March 31, 2013 and in the 2nd quintile for the 5-year period ended the same date, and that the Fund’s performance exceeded the Lipper Small-Cap Core Index over the 1-year, 3-year and 5-year periods ended the same date. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the Fund’s positive absolute performance since inception.

       For the SA International Value Fund, it was noted that the Fund’s net of fees performance lagged the MSCI World Ex. U.S. Value Index (net. div.) (the Fund’s primary external benchmark) for the 1-year, 3-year and 5-year periods ended March 31, 2013. It was also noted that the Fund’s total return performance was ranked in the 5th quintile in the Lipper Peer Group (consisting of retail no-load funds only) for the 1-year and 5-year periods ended March 31, 2013, and that the Fund’s performance lagged the Lipper International Multi-Cap Value Index for the 1-year, 3-year and 5-year periods ended the same date. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group. The Board also considered that the Fund’s deeper value emphasis as compared to the peer universe of funds presented by Lipper should generally result in higher average expected returns over the long term.

       For the SA International Small Company Fund, it was noted that the Fund invests substantially all of its assets in the International Small Company Portfolio (the “DFA Portfolio”) of DFA Investment Dimensions Group Inc. It was noted that the Fund’s net of fees performance lagged the MSCI World Ex. U.S. Small Cap Index (net. div.) (the Fund’s primary external benchmark) for the 1-year, 3-year and 5-year periods ended March 31, 2013. It was also noted that the Fund’s total return performance was in the 5th quintile of the peer universe of funds presented by Lipper (consisting of retail no-load funds only) for the 1-year period ended March 31, 2013 and in the 3rd quintile for the 5-year period ended the same date, and that the Fund’s performance lagged the Lipper International Small/Mid-Cap Core Funds Index over the 1-year, 3-year and 5-year periods ended the same date. The Board considered the Fund’s relative performance against the benchmarks and the peer universe of funds presented by Lipper, noting the Fund’s positive absolute performance since inception. The Board also considered that the Fund’s deeper small-cap emphasis as compared to the peer universe of funds presented by Lipper should generally result in higher average expected returns over the long term.

       For the SA Emerging Markets Value Fund, which commenced operations in April 2007, it was noted that the Fund’s net of fees performance exceeded the MSCI Emerging Markets Value Index (net. div.) (the Fund’s primary external benchmark) for the 1-year period ended March 31, 2013 but lagged the Index for the 3-year and 5-year periods ended the same date. It was also noted that the Fund’s total return performance was in the 4th quintile of the Lipper Peer Group (consisting of retail no-load funds only) for the 1-year period ended March 31, 2013 and in the 2nd quintile for the 5-year period ended the same date, and that the Fund’s performance lagged the Lipper Emerging Markets Fund Index over the 1-year and 3-year periods ended March 31, 2013 but exceeded the Index

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

over the 5-year period ended the same date. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the Fund’s total return performance for the 4-year period ended March 31, 2013, which was in the 1st quintile of the Lipper Peer Group for that period and the lack of longer-term performance history to measure against its peers.

     For the SA Real Estate Securities Fund, which commenced operations in April 2007, it was noted that the Fund’s net of fees performance exceeded the Dow Jones U.S. Select REIT Index (the Fund’s primary external benchmark) for the 1-year period ended March 31, 2013, but lagged the Index for the 3-year and 5-year periods ended the same date. It was also noted that the Fund’s total return performance was in the 4th quintile of the Lipper Peer Group (consisting of retail no-load funds only) for the 1-year period ended March 31, 2013 and in the 3rd quintile for the 5-year period ended the same date, and that the Fund’s performance exceeded the Lipper Real Estate Fund Index over the 1-year, 3-year and 5-year periods ended the same date. The Board considered the Fund’s relative performance against the benchmarks and the Lipper Peer Group, noting the Fund’s positive absolute performance since inception and the lack of longer-term performance history to measure against its peers.

     The extent to which the Adviser and the Sub-Adviser realize economies of scale as the Trust grows larger and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board evaluated any apparent or anticipated economies of scale in relation to the services the Adviser provides to each Fund. The Board considered the growth rates in the Funds’ assets, and noted that the Funds are designed to work together as a set of asset allocation choices and that economies of scale (and other factors) are most appropriately assessed on a Trust-level and not on a Fund-by-Fund basis. The Board also noted that although the Funds do not have advisory fee breakpoints, the Adviser has contractually agreed to waive its advisory fees and/or reimburse each of the Funds for certain expenses so that each Fund does not exceed its operating expense limitation and had taken steps to reduce Fund operating expenses.

     In considering potential economies of scale, the Board noted that the Adviser was still subsidizing certain operations of the Trust through the expense limitation arrangements and that the Adviser had recouped only a portion of the amounts previously waived under these expense limitation arrangements. It was further noted that the Adviser had added additional Funds to the Trust in 2007 in order to broaden the asset classes available to shareholders, and that in 2011 management fees payable to the Adviser were reduced on a majority of the Funds and the operating expense limitation cap lowered on two Funds. The Board concluded that any economies of scale generated at current asset levels were being effectively shared with Fund shareholders.

     Total expenses of the Funds and competitiveness of fees to be paid to the Adviser and the Sub-Adviser. The Board considered the gross management fee rates charged by the Adviser and the Sub-Adviser, as well as the effective management fee rates after taking into consideration the Funds’ expense limitation arrangements with the Adviser.

     In considering the management fees and the total fees and expenses of each Fund, the Board reviewed a comparison of each Fund’s management fee and overall expense ratio to its Lipper Peer Group. The Board considered the median of the contractual management fees and overall expense ratios of each Lipper Peer Group. The Adviser represented to the Board that it does not currently manage any other mutual funds or separate advisory accounts.

     It was noted that, with the exception of the SA U.S. Fixed Income Fund, the SA Global Fixed Income Fund, the SA U.S. Value Fund and the SA International Value Fund, each Fund’s actual total expenses were at or below the median expense rate of their respective Lipper Peer Group. The Board noted that the acquired fund fees and

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

expenses incurred by the SA International Small Company Fund were not included in the total expense ratio for purposes of calculating that Fund’s actual total expenses and that if such expenses had been included, actual total expenses would have been higher than the median expense rate for its Lipper Peer Group. The Board also examined the actual management fees (including advisory, sub-advisory, administrative and sub-administrative fees) applying each Fund’s contractual expense limitations and noted that with the exception of the SA U.S. Value Fund and the SA International Value Fund, each Fund had approximately the same or lower actual management fees than their respective Lipper Peer Group median.

     The Board noted the proposed reduction of annual advisory fees from 25 bps to 20 bps for the SA U.S. Fixed Income Fund, from 55 bps to 50 bps for the SA U.S. Core Market Fund, the SA U.S. Value Fund, the SA U.S. Small Company Fund and the SA Real Estate Securities Fund, and from 65 bps to 60 bps for the SA International Value Fund, the SA International Small Company Fund and the SA Emerging Markets Value Fund. The Board further noted the changes in 2011 to the operating expense limitations, including the extension of operating expense limitation guarantees until October 28, 2021 for all Funds, and the reduction of annual operating expense limitation from 85 bps to 80 bps for the SA Global Fixed Income Fund and from 145 bps to 135 bps for the SA International Value Fund.

     In assessing the fees charged by the Sub-Adviser, the Board noted that the fees ranged from 0 to 50 bps annually, with most of them at or below 15 bps annually, except for the SA International Value Fund (20 bps annually), the SA U.S. Small Company Fund (35 bps annually) and the SA Emerging Markets Value Fund (50 bps annually). The Board took into consideration that these fees were negotiated fees that reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser, and determined that the fees were reasonable in light of the services provided to each Fund.

     The profits to be realized by the Adviser, the Sub-Adviser and their respective affiliates, from their relationship with the Trust. The Board considered other benefits derived by the Adviser from its relationship with the Funds, including amounts received by the Adviser for the provision of certain shareholder and administrative services to the Funds. It was noted that the Adviser does not receive any soft dollar benefits from the Funds. With respect to the Sub-Adviser, the Board considered its profitability rates and the Sub-Adviser’s use of brokers to execute Fund transactions that provide research and other services to the Sub-Adviser, and the types of benefits potentially derived from such services by the Sub-Adviser, the Funds and other clients of the Sub-Adviser.

     The Board reviewed information provided by the Adviser and the Sub-Adviser regarding their financial stability and the profitability attributable to their respective agreements with the Funds. The Board discussed the fact that the Funds operate in an integrated manner as a set of asset allocation vehicles and, for that reason, profitability of the Adviser on a Fund-by-Fund basis was not as relevant to the Board’s determinations as overall profitability of the Adviser at the Trust level. After such review, the Board determined that the profitability rates of the Adviser and the Sub-Adviser, with respect to the Investment Advisory Agreement and the Sub-Advisory Agreement, were fair and reasonable in consideration of the services each provides to the Funds.

     The Board also considered the changing climate in the financial services industry; the risks assumed by the Adviser and the Sub-Adviser in complying with investment restrictions, expense limitations and tax laws; the entrepreneurial risks undertaken by the Adviser in sponsoring the Trust and adding Funds to the Trust; the volatility of the financial markets and, thus, of management fee income; and the compensation of the Adviser and the Sub-Adviser and the need to provide sufficient incentives to their respective owners and employees in light of the foregoing considerations.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

     Conclusions. In approving the Advisory Agreements, the Board concluded that the terms of the Advisory Agreements are fair and reasonable and that approval of the Advisory Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that the Adviser and the Sub-Adviser could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in the Adviser’s and the Sub-Adviser’s capabilities to manage the Funds; that each Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to the Adviser and the Sub-Adviser by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund. After this review and discussion, the Board concluded that the renewal of the Advisory Agreements for a one-year term was in the best interests of each Fund and its shareholders.

SA FUNDS

TAX INFORMATION NOTICE (Unaudited)

     For federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for the fiscal year ended June 30, 2013:

     Foreign Tax Credits — The SA International Value Fund, SA International Small Company Fund and the SA Emerging Markets Value Fund have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the fiscal year ended June 30, 2013, the total amount that will be passed through those Funds’ to shareholders will be $237,989, $94,610 and $245,373 (all of which represents taxes withheld), respectively, and the foreign source income for information reporting purposes will be $11,088,746, $5,558,297 and $2,453,178, respectively.

     Capital Gains Distributions — On December 20, 2012, the SA U.S. Fixed Income Fund declared a long-term capital gain distribution of $235,165.

     Corporate Dividends Received Deduction — The following Funds paid distributions from ordinary income that qualify for the corporate dividends received deduction. The percentage that qualifies is noted below:

SA U.S. Core Market Fund	100%
SA U.S. Value Fund	100%
SA U.S. Small Company Fund	84%

     Qualified Dividend Income — For the fiscal year ended June 30, 2013 certain dividends paid by one or more of the Funds may be designated as qualified dividend income and subject to a maximum federal income tax rate of 15% for individual shareholders (20% for individuals with taxable income exceeding $400,000 or $450,000 if married filing jointly). Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

SA FUNDS

FUND EXPENSES (Unaudited)

Understanding Your Fund’s Expenses
Shareholder Expense Example

     As a mutual fund shareholder you incur ongoing costs including management fees, shareholder services fees, fees for administrative services and other Fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2013 and held for the entire period.

Actual Expenses

     The first line in each table below shows the actual account values and actual Fund expenses, based on the Fund’s actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) then multiply the result by the number in the first line of the table for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes

     The second line in each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of investing in different funds. In addition, if these transaction costs were included, your costs would have been higher.

SA U.S. Fixed Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2013	6/30/13	1/01/13-6/30/13
Actual	$1,000.00	$998.04	$3.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and LWI Financial Inc. (the “Adviser”) and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA FUNDS

FUND EXPENSES (Unaudited) (Continued)

SA Global Fixed Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2013	6/30/13	1/01/13-6/30/13
Actual	$1,000.00	$992.55	$3.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA U.S. Core Market Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2013	6/30/13	1/01/13-6/30/13
Actual	$1,000.00	$1,139.06	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA U.S. Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2013	6/30/13	1/01/13-6/30/13
Actual	$1,000.00	$1,176.05	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA FUNDS

FUND EXPENSES (Unaudited) (Continued)

SA U.S. Small Company Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2013	6/30/13	1/01/13-6/30/13
Actual	$1,000.00	$1,169.50	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA International Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2013	6/30/13	1/01/13-6/30/13
Actual	$1,000.00	$1,020.08	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA International Small Company Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2013	6/30/13	1/01/13-6/30/13
Actual	$1,000.00	$1,032.84	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

With respect to SA International Small Company Fund, the amounts set forth in the table reflect only those expenses incurred directly by the Fund. The expenses incurred by the DFA Portfolio and the underlying funds in which it invests are reflected in the valuation of the Fund’s investment in the DFA Portfolio. Because these expenses are passed indirectly, rather than directly, to the Fund, they are not reflected in the table. For the six months ended April 30, 2013, the total annual operating expenses of the DFA International Small Company Portfolio was 0.56%.

SA FUNDS

FUND EXPENSES (Unaudited) (Continued)

SA Emerging Markets Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2013	6/30/13	1/01/13-6/30/13
Actual	$1,000.00	$887.62	$6.79
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

SA Real Estate Securities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/01/2013	6/30/13	1/01/13-6/30/13
Actual	$1,000.00	$1,056.07	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Such expenses are limited by agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

Selected Financial Statements of DFA Investment Dimensions Group Inc.

International Small Company Portfolio

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
P.L.C.	Public Limited Company
STRIP	Separate Trading of Registered Interest and Principal of Securities
SA	Special Assessment

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
—	Amounts designated as — are either zero or rounded to zero.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements.
—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

DISCLOSURE OF FUND EXPENSES
(Unaudited)

     The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

     The Expense Table below illustrates your fund’s costs in two ways.

     Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

     Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2012

EXPENSE TABLE

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/12	10/31/12	Ratio*	Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$993.37	0.56%	$2.81
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.32	0.56%	$2.85
____________________

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period. The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Fund’s portion of the expenses of its Master Funds (Affiliated Investment Companies).

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

     The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2012. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

     The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

     The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for each of the underlying Master Funds’ holdings which reflect the investments by category or country.

Affiliated Investment Companies	100.0%

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2013
(Unaudited)

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series
of The DFA Investment Trust Company	$2,430,901,886
Investment in The Japanese Small Company Series
of The DFA Investment Trust Company	1,665,331,685
Investment in The United Kingdom Small Company Series
of The DFA Investment Trust Company	1,605,744,946
Investment in The Asia Pacific Small Company Series
of The DFA Investment Trust Company	773,996,698
Investment in The Canadian Small Company Series
of The DFA Investment Trust Company	624,109,581
TOTAL INVESTMENTS IN AFFILIATED
INVESTMENT COMPANIES (Cost $6,664,495,723)	7,100,084,796
TOTAL INVESTMENTS — (100.0%) (Cost $6,664,495,723)^	$7,100,084,796
____________________

^       The cost for federal income tax purposes is $6,711,271,614.

Summary of the Portfolio's investments as of June 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$7,100,084,796	—	—	$7,100,084,796
TOTAL	$7,100,084,796	—	—	$7,100,084,796

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2012

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series
of The DFA Investment Trust Company	$2,138,832,833
Investment in The United Kingdom Small Company Series
of The DFA Investment Trust Company	1,433,515,437
Investment in The Japanese Small Company Series
of The DFA Investment Trust Company	1,392,642,047
Investment in The Asia Pacific Small Company Series
of The DFA Investment Trust Company	765,581,971
Investment in The Canadian Small Company Series
of The DFA Investment Trust Company	689,084,996
TOTAL INVESTMENTS IN AFFILIATED
INVESTMENT COMPANIES (Cost $6,321,775,249)	6,419,657,284
TOTAL INVESTMENTS — (100.0%) (Cost $6,321,775,249)	$6,419,657,284

Summary of the Portfolio’s investments as of October 31, 2012, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$6,419,657,284	—	—	$6,419,657,284
TOTAL	$6,419,657,284	—	—	$6,419,657,284

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2013
(Unaudited)
(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in Affiliated Investment Companies at Value	$7,100,085
Temporary Cash	5,346
Receivables:
Fund Shares Sold	4,317
Prepaid Expenses and Other Assets	43
Total Assets	7,109,791
LIABILITIES:
Payables:
Fund Shares Redeemed	2,028
Due to Advisor	2,372
Accrued Expenses and Other Liabilities	208
Total Liabilities	4,608
NET ASSETS	$7,105,183
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $7,105,183 and shares outstanding
of 435,364,163	$16.32
NUMBER OF SHARES AUTHORIZED	1,500,000,000
Investments in Affiliated Investment Companies at Cost	$6,664,496
NET ASSETS CONSIST OF:
Paid-In Capital	$6,538,788
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	(17,720)
Accumulated Net Realized Gain (Loss)	149,034
Net Unrealized Foreign Exchange Gain (Loss)	(508)
Net Unrealized Appreciation (Depreciation)	435,589
NET ASSETS	$7,105,183

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2012
(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in Affiliated Investment Companies at Value	$6,419,657
Temporary Cash Investments at Value & Cost	7,220
Receivables:
Fund Shares Sold	4,639
Prepaid Expenses and Other Assets	39
Total Assets	6,431,555
LIABILITIES:
Payables:
Affiliated Investment Companies Purchased	500
Fund Shares Redeemed	5,449
Due to Advisor	2,141
Accrued Expenses and Other Liabilities	305
Total Liabilities	8,395
NET ASSETS	$6,423,160
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $6,423,160 and shares outstanding
of 420,465,298	$15.28
NUMBER OF SHARES AUTHORIZED	1,500,000,000
Investments in Affiliated Investment Companies at Cost	$6,321,775
NET ASSETS CONSIST OF:
Paid-In Capital	$6,292,303
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,290
Accumulated Net Realized Gain (Loss)	30,107
Net Unrealized Foreign Exchange Gain (Loss)	(421)
Net Unrealized Appreciation (Depreciation)	97,881
NET ASSETS	$6,423,160

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

(Amounts in thousands)

Investment Income*
Net Investment Income Received from
Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $13,197)	$167,967
Interest	19
Income from Securities Lending	17,286
Expenses Allocated from Affiliated Investment Companies	(8,714)
Total Net Investment Income Received from
Affiliated Investment Companies	176,558

Fund Investment Income
Interest	23
Total Fund Investment Income	23

Fund Expenses
Administrative Services Fees	23,665
Accounting & Transfer Agent Fees	78
Filing Fees	168
Shareholders’ Reports	203
Directors’/Trustees’ Fees & Expenses	50
Professional Fees	33
Other	60
Total Expenses	24,257
Net Investment Income (Loss)	152,324
Realized and Unrealized Gain (Loss)*
Net Realized Gain (Loss) on:
Investment Securities Sold	53,955
Futures	9
Foreign Currency Transactions**	401
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	133,610
Futures	(1)
Translation of Foreign Currency Denominated Amounts	(530)
Net Realized and Unrealized Gain (Loss)	187,444
Net Increase (Decrease) in Net Assets Resulting from Operations	$339,768
____________________

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each of the Portfolio’s Master Funds (Affiliated Investment Companies).

**	Net of foreign capital taxes withheld of $4.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year	Year
	Ended	Ended
	Oct. 31,	Oct. 31,
	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$152,324	$146,577
Net Realized Gain (Loss) on:
Investment Securities Sold	53,955	205,897
Futures	9	(271)
Foreign Currency Transactions	401 *	(103)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	133,610	(571,803)
Futures	(1)	—
Translation of Foreign Currency Denominated Amounts	(530)	(340)
Net Increase (Decrease) in Net Assets Resulting from Operations	339,768	(220,043)
Distributions From:
Net Investment Income:
Institutional Class Shares	(163,885)	(179,486)
Net Long-Term Gains:
Institutional Class Shares	(108,621)	—
Total Distributions	(272,506)	(179,486)
Capital Share Transactions (1):
Shares Issued	1,391,405	1,380,524
Shares Issued in Lieu of Cash Distributions	262,078	171,227
Shares Redeemed	(1,131,600)	(829,801)
Net Increase (Decrease) from Capital Share Transactions	521,883	721,950
Total Increase (Decrease) in Net Assets	589,145	322,421

Net Assets
Beginning of Period	5,834,015	5,511,594
End of Period	$6,423,160	$5,834,015

(1) Shares Issued and Redeemed:
Shares Issued	95,525	81,929
Shares Issued in Lieu of Cash Distributions	19,065	10,276
Shares Redeemed	(77,790)	(50,113)
Net Increase (Decrease) from Shares Issued and Redeemed	36,800	42,092
Undistributed Net Investment Income (Distributions in Excess of Net
Investment Income)	$3,290	$6,376
____________________

*	Net of foreign capital taxes withheld of $4.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

					Period
	Year	Year	Year	Year	Dec. 1,		Year
	Ended	Ended	Ended	Ended	2007 to		Ended
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,		Nov. 30,
	2012	2011	2010	2009	2008		2007
Net Asset Value, Beginning
of Period	$15.21	$16.14	$13.99	$10.07	$20.80		$19.43
Income From Investment
Operations
Net Investment Income
(Loss)(A)	0.38	0.40	0.28	0.28	0.44		0.43
Net Gains (Losses) on
Securities (Realized and
Unrealized)	0.39	(0.83)	2.13	3.91	(9.55)		2.07
Total From Investment
Operations	0.77	(0.43)	2.41	4.19	(9.11)		2.50
Less Distributions
Net Investment Income	(0.42)	(0.50)	(0.26)	(0.27)	(0.45)		(0.46)
Net Realized Gains	(0.28)	—	—	—	(1.17)		(0.67)
Total Distributions	(0.70)	(0.50)	(0.26)	(0.27)	(1.62)		(1.13)
Net Asset Value, End of
Period	$15.28	$15.21	$16.14	$13.99	$10.07		$20.80
Total Return	5.63%	(2.92)%	17.61%	42.34%	(47.13	)%(C)	13.29%
Net Assets, End of Period
(thousands)	$6,423,160	$5,834,015	$5,511,594	$4,269,864	$3,084,373		$5,597,209
Ratio of Expenses to Average
Net Assets (D)	0.56%	0.55%	0.56%	0.57%	0.55	%(B)	0.55%
Ratio of Expenses to Average
Net Assets (Excluding
Waivers and Assumption
of Expenses and/or
Recovery of Previously
Waived Fees) (D)	0.56%	0.55%	0.56%	0.57%	0.55	%(B)	0.55%
Ratio of Net Investment
Income to Average
Net Assets	2.58%	2.37%	1.94%	2.48%	2.90	%(B)	2.03%
See page 124 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2012

A. Organization:

     DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of sixty-seven operational portfolios and the International Small Company Portfolio ( the “Portfolio”) is included in this report.

     The Portfolio is a Fund of Funds that invests in five series of The DFA Investment Trust Company (the “Master Funds”):

		Percentage
		Ownership
Fund of Funds	Master Funds	at 10/31/12
International Small Company Portfolio	The Japanese Small Company Series	83%
	The Asia Pacific Small Company Series	76%
	The United Kingdom Small Company Series	98%
	The Continental Small Company Series	95%
	The Canadian Small Company Series	100%

     The Portfolio also invests in short-term temporary cash investments.

     The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

     At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

     The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

     1. Security Valuation: The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

     • Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

     • Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     • Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

     The Portfolio’s investments reflect proportionate interest in the net assets of its corresponding Master Fund. These valuations are classified as Level 1 in the hierarchy.

     A summary of inputs used to value the Portfolio’s investments by each major security type is disclosed previously in the Security Valuation note. Valuation hierarchy table has been included at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The Portfolio had no material transfers between Level 1 and Level 2 during the year ended October 31, 2012.

     2. Deferred Compensation Plan: Each eligible “Director/ Trustee” of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

     Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s/Trustee’s deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director’s/Trustee’s first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s/Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of October 31, 2012, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

     3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolio are allocated using methods approved by the Board, generally based on average net assets.

     The Portfolio recognizes its pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from its respective Master Funds, which are treated as partnerships for federal income tax purposes.

     The Portfolio may be subject to taxes imposed by countries in which the Master Funds invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned by the Master Funds or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor and Administrator:

     The Advisor, Dimensional Fund Advisors LP, provides administrative services to the Portfolio, including supervision of services provided by others, providing information to shareholders and the Board, and other administrative services.

     For the year ended October 31, 2012, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.40% of average daily net assets.

     Pursuant to a Fee Waiver and Expense Assumption Agreement for the International Small Company Portfolio, the Advisor has contractually agreed to waive its administration fee and to assume the other direct expenses of the Portfolio to (excluding expenses incurred through its investment in other investment companies and excluding any applicable 12b-1 fees) the extent necessary to limit the Portfolio Expenses of the Portfolio to 0.45% of its average net assets on an annualized basis. The Fund, on behalf of the Portfolio, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2013, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2012, there were no fees waived subject to future recovery by the Advisor.

     The Advisor has contractually agreed to waive its administration fee and to assume the other direct expenses of the Portfolio (excluding expenses incurred through its investment in other investment companies and excluding any applicable 12b-1 fees) (“the Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio, on an annualized basis, to 0.45% of its average net assets (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount of 0.45%, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses of the Portfolio to exceed the Expense Limitation Amount of 0.45%.

Fees Paid to Officers and Directors/Trustees:

     Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2012, the total related amounts paid by the Fund to the CCO were $234 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

     At October 31, 2012, the total liability for deferred compensation to Directors/Trustees was $142 (in thousands) and is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities.

E. Federal Income Taxes:

     The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2012, primarily attributable to realized gains on securities considered to be “passive foreign investment companies” and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes and distribution redesignations, were reclassified to the following accounts.

     These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase	Increase
	(Decrease)	(Decrease)
Increase	Undistributed	Accumulated
(Decrease)	Net Investment	Net Realized
Paid-In Capital	Income	Gains (Losses)
$7,038	$8,475	$(15,513)

     The tax character of dividends and distributions declared and paid during the year ended October 31, 2011 and the year ended October 31, 2012 were as follows (amounts in thousands):

	Net Investment
	Income
	and Short-Term	Long-Term
	Capital Gains	Capital Gains	Total
2011	$188,546	$5,851	$194,397
2012	169,495	$110,049	279,544

     At October 31, 2012, the Portfolio’s net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

Net Investment
Income
and Short-Term	Long-Term
Capital Gains	Capital Gains	Total
$5,610	$1,428	$7,038

     At October 31, 2012, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

Undistributed			Total Net
Net Investment			Distributable
Income and	Undistributed	Capital	Earnings
Short-Term	Long-Term	Loss	(Accumulated
Capital Gains	Capital Gains	Carryforward	Losses)
$41,410	$38,970	—	$80,380

     For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2012, the Portfolio had no capital loss carryforwards to offset future realized capital gains.

     During the year ended October 31, 2012, the Portfolio had no utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes.

     At October 31, 2012, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

			Net
			Unrealized
Federal	Unrealized	Unrealized	Appreciation
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$6,375,771	$1,299,558	$(1,248,452)	$51,106

     The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

     Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Financial Instruments:

     In accordance with the Portfolio’s investment objectives and policies, the Portfolio may invest, either directly or indirectly through its investment in its corresponding Master Funds, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

     1. Repurchase Agreements: The Portfolio may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolio’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Master Funds may be inhibited.

G. Line of Credit:

     The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on July 6, 2013. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2012.

     The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 13, 2012 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 11, 2013. The Fund expects to enter into a new line of credit with substantially the same terms as its existing line of credit prior to its expiration.

     For the year ended October 31, 2012, borrowings by the Portfolio under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted	Weighted	Number of	Interest	Maximum Amount
Average	Average	Days	Expense	Borrowed During
Interest Rate	Loan Balance	Outstanding*	Incurred	the Period
0.88%	$2,384	24	$1	$11,057

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2012 that the Portfolio’s available line of credit was utilized.

There were no outstanding borrowings by the Portfolio under this line of credit as of October 31, 2012.

H. Indemnitees; Contractual Obligations:

     Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

     In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Recently Issued Accounting Standards:

     In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

J. Other:

     At October 31, 2012, there were two shareholders that held approximate 44% of outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

     The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

K. Subsequent Event Evaluations:

     Management has evaluated the impact of all subsequent events on the Portfolio and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of International Small Company Portfolio and
Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Small Company Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2012

Selected Financial Statements of The DFA Investment Trust Company

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Canadian Small Company Series

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES
(Unaudited)

     The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

     The Expense Tables below illustrate your fund’s costs in two ways.

     Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

     Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

     Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2012

EXPENSE TABLES

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/12	10/31/12	Ratio*	Period*
The Japanese Small Company Series
Actual Fund Return	$1,000.00	$ 926.58	0.15%	$0.73
Hypothetical 5% Annual Return	$1,000.00	$1,024.38	0.15%	$0.76

The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,006.40	0.16%	$0.81
Hypothetical 5% Annual Return	$1,000.00	$1,024.33	0.16%	$0.81

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/12	10/31/12	Ratio*	Period*
The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,073.28	0.13%	$0.68
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

The Continental Small Company Series
Actual Fund Return	$1,000.00	$999.29	0.16%	$0.80
Hypothetical 5% Annual Return	$1,000.00	$1,024.33	0.16%	$0.81

The Canadian Small Company Series
Actual Fund Return	$1,000.00	$974.87	0.15%	$0.74
Hypothetical 5% Annual Return	$1,000.00	$1,024.38	0.15%	$0.76
____________________

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

     The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 28, 2012. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

     SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

     The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

     The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIOS

										Real Estate
	Consumer	Consumer			Health		Information			Investment	Telecommunication
	Discretionary	Staples	Energy	Financials	Care	Industrials	Technology	Materials	Other	Trusts	Services	Utilities	Total
The Japanese Small
Company Series	22.5%	10.1%	0.9%	12.2%	5.3%	26.3%	10.9%	11.0%	—	—	0.3%	0.5%	100%
The Asia Pacific Small
Company Series	24.0%	4.6%	7.1%	11.7%	5.6%	21.3%	4.5%	15.2%	—	—	2.5%	3.5%	100%
The United Kingdom Small
Company Series	25.0%	4.0%	5.0%	14.4%	2.1%	28.4%	9.1%	7.4%	—	—	2.2%	2.4%	100%
The Continental Small
Company Series	13.3%	7.4%	4.5%	18.7%	9.5%	23.9%	10.1%	8.9%	—	—	1.6%	2.1%	100%
The Canadian Small
Company Series	11.2%	3.4%	25.3%	7.8%	2.0%	11.9%	5.2%	28.4%	—	—	0.5%	4.3%	100%

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2013
(Unaudited)

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (88.4%)
Consumer Discretionary — (19.7%)
# Accordia Golf Co., Ltd.	5,759	$6,043,827	0.3%
Aoyama Trading Co., Ltd.	315,900	8,405,115	0.4%
Autobacs Seven Co., Ltd.	378,000	5,750,294	0.3%
Avex Group Holdings, Inc.	188,800	5,959,137	0.3%
* Haseko Corp.	7,564,500	9,215,662	0.5%
Onward Holdings Co., Ltd.	750,000	6,203,597	0.3%
Resorttrust, Inc.	190,308	5,998,555	0.3%
Shimachu Co., Ltd.	271,500	6,675,979	0.3%
Tokai Rika Co., Ltd.	295,500	5,886,797	0.3%
# Tokyo Dome Corp.	984,200	6,102,029	0.3%
TS Tech Co., Ltd.	235,700	7,486,286	0.4%
Other Securities		382,295,342	18.5%
Total Consumer Discretionary		456,022,620	22.2%

Consumer Staples — (8.2%)
Fuji Oil Co. Ltd/Osaka	330,700	5,722,571	0.3%
Nichirei Corp.	1,309,000	6,779,987	0.3%
Pigeon Corp.	95,800	7,633,695	0.4%
Sapporo Holdings, Ltd.	1,751,000	6,426,060	0.3%
Takara Holdings, Inc.	702,500	6,122,086	0.3%
Other Securities		156,239,172	7.6%
Total Consumer Staples		188,923,571	9.2%

Energy — (0.7%)
Other Securities		15,552,247	0.8%

Financials — (10.0%)
Daikyo, Inc.	1,923,000	5,752,420	0.3%
Daishi Bank, Ltd. (The)	1,845,000	6,078,463	0.3%
Juroku Bank, Ltd. (The)	1,738,000	6,344,890	0.3%
Musashino Bank, Ltd. (The)	179,600	5,935,172	0.3%
San-In Godo Bank, Ltd. (The)	902,000	6,681,091	0.3%
Other Securities		200,535,882	9.7%
Total Financials		231,327,918	11.2%

Health Care — (4.2%)
Kaken Pharmaceutical Co., Ltd.	393,000	5,822,764	0.3%
Nihon Kohden Corp.	180,400	6,888,883	0.3%
Rohto Pharmaceutical Co., Ltd.	456,000	6,469,357	0.3%
Ship Healthcare Holdings, Inc.	184,300	6,775,059	0.3%
Other Securities		70,363,606	3.5%
Total Health Care		96,319,669	4.7%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (25.3%)
Fujikura, Ltd.	2,032,000	$7,192,831	0.4%
Furukawa Electric Co., Ltd.	2,638,000	6,102,937	0.3%
Glory, Ltd.	246,600	5,785,612	0.3%
Hitachi Zosen Corp.	4,351,500	6,133,027	0.3%
Kawasaki Kisen Kaisha, Ltd.	3,720,000	7,561,731	0.4%
# Minebea Co., Ltd.	1,975,000	7,184,692	0.4%
# Mitsui Engineering & Shipbuilding Co., Ltd.	4,072,000	5,947,079	0.3%
# Mori Seiki Co., Ltd.	541,700	6,109,526	0.3%
Nisshinbo Holdings, Inc.	797,000	5,673,401	0.3%
#* NTN Corp.	2,638,000	8,123,987	0.4%
OKUMA Corp.	792,000	5,969,905	0.3%
# OSG Corp.	401,700	6,009,617	0.3%
Sanwa Holdings Corp.	1,215,000	6,548,815	0.3%
Seino Holdings Co., Ltd.	763,000	6,696,316	0.3%
Sohgo Security Services Co., Ltd.	338,100	6,114,011	0.3%
Other Securities		488,012,136	23.5%
Total Industrials		585,165,623	28.4%

Information Technology — (9.6%)
Alps Electric Co., Ltd.	1,084,100	8,086,513	0.4%
Horiba, Ltd.	218,850	7,982,058	0.4%
IT Holdings Corp.	445,001	5,905,148	0.3%
Taiyo Yuden Co., Ltd.	619,100	9,415,343	0.5%
Other Securities		189,981,692	9.2%
Total Information Technology		221,370,754	10.8%

Materials — (10.3%)
Mitsui Mining & Smelting Co., Ltd.	3,218,000	6,822,472	0.3%
Rengo Co., Ltd.	1,219,000	5,849,654	0.3%
Sumitomo Osaka Cement Co., Ltd.	2,274,000	7,234,122	0.4%
Tokuyama Corp.	1,896,000	6,028,783	0.3%
Tosoh Corp.	2,648,000	9,168,626	0.5%
# Toyobo Co., Ltd.	4,664,000	7,077,732	0.3%
Other Securities		195,614,363	9.4%
Total Materials		237,795,752	11.5%

Telecommunication Services — (0.0%)
Other Securities		761,059	0.0%

Utilities — (0.4%)
Other Securities		9,867,374	0.5%
TOTAL COMMON STOCKS		2,043,106,587	99.3%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (11.6%)
§@ DFA Short Term Investment Fund	23,076,923	$267,000,000	13.0%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.25%, 07/01/13
(Collateralized by $819,081 FNMA, rates ranging from 2.500% to 4.000%, maturities ranging from 12/01/27 to 09/01/42, valued at $789,824) to be
repurchased at $774,342	$774	774,337	0.0%
TOTAL SECURITIES LENDING COLLATERAL		267,774,337	13.0%

TOTAL INVESTMENTS — (100.0%)
(Cost $2,298,503,785)^		$2,310,880,924	112.3%
____________________

^       The cost for federal income tax purposes is $2,305,330,374.

Summary of the Series’ investments as of June 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$456,022,620	—	$456,022,620
Consumer Staples	$2,057,106	186,866,465	—	188,923,571
Energy	—	15,552,247	—	15,552,247
Financials	—	231,327,918	—	231,327,918
Health Care	—	96,319,669	—	96,319,669
Industrials	1,677,601	583,488,022	—	585,165,623
Information Technology	—	221,370,754	—	221,370,754
Materials	—	237,795,752	—	237,795,752
Telecommunication Services	—	761,059	—	761,059
Utilities	—	9,867,374	—	9,867,374
Securities Lending Collateral	—	267,774,337	—	267,774,337
TOTAL	$3,734,707	$2,307,146,217	—	$2,310,880,924

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2013
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (80.1%)
AUSTRALIA — (37.6%)
	Adelaide Brighton, Ltd.	1,442,564	$4,338,921	0.4%
#	Ansell, Ltd.	414,608	6,679,169	0.7%
	Aristocrat Leisure, Ltd.	2,580,305	10,084,202	1.0%
	Arrium, Ltd.	6,725,688	4,759,811	0.5%
#*	Aurora Oil & Gas, Ltd.	1,945,481	5,140,525	0.5%
	Beach Energy, Ltd.	6,784,746	6,971,082	0.7%
*	BlueScope Steel, Ltd.	2,365,706	10,064,323	1.0%
#	carsales.com, Ltd.	1,220,399	10,491,734	1.0%
	CSR, Ltd.	2,700,745	5,484,654	0.5%
#	David Jones, Ltd.	3,152,271	7,336,626	0.7%
#	Downer EDI, Ltd.	2,242,735	7,312,410	0.7%
#	DuluxGroup, Ltd.	2,256,906	8,681,678	0.8%
	Envestra, Ltd.	6,189,006	5,643,288	0.6%
#	Fairfax Media, Ltd.	9,687,821	4,381,498	0.4%
*	Goodman Fielder, Ltd.	9,960,250	6,666,155	0.7%
	GrainCorp, Ltd. Class A	828,668	9,484,134	0.9%
#	Invocare, Ltd.	633,106	6,574,828	0.6%
	IOOF Holdings, Ltd.	1,074,600	7,201,617	0.7%
#	JB Hi-Fi, Ltd.	582,072	8,916,596	0.9%
#	Mineral Resources, Ltd.	595,301	4,479,795	0.4%
#	Monadelphous Group, Ltd.	420,522	6,165,798	0.6%
#	Myer Holdings, Ltd.	3,564,925	7,744,137	0.8%
#	Navitas, Ltd.	1,189,617	6,291,113	0.6%
	OZ Minerals, Ltd.	1,393,463	5,229,618	0.5%
#	Perpetual, Ltd.	226,579	7,289,245	0.7%
	Primary Health Care, Ltd.	1,709,571	7,487,216	0.7%
	Reece Australia, Ltd.	238,257	5,206,792	0.5%
	Spark Infrastructure Group	3,454,752	5,478,506	0.5%
#	Super Retail Group, Ltd.	1,291,875	14,139,933	1.4%
	TPG Telecom, Ltd.	1,500,356	4,819,739	0.5%
#	UGL, Ltd.	837,897	5,262,061	0.5%
	Village Roadshow, Ltd.	855,994	4,445,939	0.4%
	Other Securities		262,539,557	25.3%
TOTAL AUSTRALIA			482,792,700	46.7%

CANADA — (0.0%)
	Other Securities		217,669	0.0%

CHINA — (0.3%)
	Other Securities		4,194,390	0.4%

HONG KONG — (22.2%)
#	Esprit Holdings, Ltd.	12,237,250	18,001,865	1.7%
#	Giordano International, Ltd.	8,772,000	7,671,983	0.8%
	Hutchison Telecommunications Hong Kong Holdings, Ltd.	8,846,000	4,663,720	0.5%
#	Luk Fook Holdings International, Ltd.	2,289,000	5,256,802	0.5%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
HONG KONG — (Continued)
Melco International Development, Ltd.	6,017,000	$11,320,739	1.1%
Pacific Basin Shipping, Ltd.	10,196,000	5,737,523	0.6%
# SA SA International Holdings, Ltd.	6,808,000	6,679,377	0.7%
Shun Tak Holdings, Ltd.	9,823,419	4,701,097	0.5%
Vitasoy International Holdings, Ltd.	4,129,000	4,970,247	0.5%
Xinyi Glass Holdings, Ltd.	11,984,000	9,267,798	0.9%
Other Securities		207,158,746	19.8%
TOTAL HONG KONG		285,429,897	27.6%

NEW ZEALAND — (6.2%)
# Fisher & Paykel Healthcare Corp., Ltd.	3,215,070	8,601,271	0.8%
Infratil, Ltd.	2,617,206	4,500,054	0.4%
Port of Tauranga, Ltd.	528,322	5,686,684	0.6%
# Ryman Healthcare, Ltd.	1,723,642	8,486,916	0.8%
SKYCITY Entertainment Group, Ltd.	3,305,279	11,150,928	1.1%
Other Securities		41,414,876	4.1%
TOTAL NEW ZEALAND		79,840,729	7.8%

SINGAPORE — (13.8%)
* Biosensors International Group, Ltd.	5,672,237	4,787,144	0.5%
Singapore Post, Ltd.	9,103,120	9,319,649	0.9%
Venture Corp., Ltd.	1,523,000	8,720,437	0.8%
Other Securities		153,590,719	14.9%
TOTAL SINGAPORE		176,417,949	17.1%

UNITED STATES — (0.0%)
Other Securities		5,810	0.0%
TOTAL COMMON STOCKS		1,028,899,144	99.6%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		31,317	0.0%

HONG KONG — (0.0%)
Other Securities		8,729	0.0%

NEW ZEALAND — (0.0%)
Other Securities		198,806	0.0%

SINGAPORE — (0.0%)
Other Securities		3,557	0.0%

TOTAL RIGHTS/WARRANTS		242,409	0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (19.1%)
§@ DFA Short Term Investment Fund	22,039,758	$255,000,000	24.7%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.25%, 07/01/13
(Collateralized by $465,546 FNMA, rates ranging from 2.500% to 4.000%, maturities ranging from 12/01/27 to 09/01/42, valued at $448,917)
to be repurchased at $440,118	$440	440,115	0.0%
TOTAL SECURITIES LENDING COLLATERAL		255,440,115	24.7%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,341,536,098)^		$1,284,581,668	124.3%
____________________

^	The cost for federal income tax purposes is $1,368,609,453.

Summary of the Series’ investments as of June 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$12,913	$482,779,787	—	$482,792,700
Canada	180,673	36,996	—	217,669
China	—	4,194,390	—	4,194,390
Hong Kong	—	285,429,897	—	285,429,897
New Zealand	—	79,840,729	—	79,840,729
Singapore	2,070,878	174,347,071	—	176,417,949
United States	5,810	—	—	5,810
Rights/Warrants
Australia	—	31,317	—	31,317
Hong Kong	—	8,729	—	8,729
New Zealand	—	198,806	—	198,806
Singapore	—	3,557	—	3,557
Securities Lending Collateral	—	255,440,115	—	255,440,115
TOTAL	$2,270,274	$1,282,311,394	—	$1,284,581,668

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2013
(Unaudited)

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (97.8%)
Consumer Discretionary — (26.9%)
* Barratt Developments P.L.C.	4,733,589	$22,268,648	1.4%
Bellway P.L.C.	534,594	10,323,389	0.6%
Berkeley Group Holdings P.L.C.	597,347	19,348,889	1.2%
Bovis Homes Group P.L.C.	875,787	10,155,279	0.6%
Daily Mail & General Trust P.L.C.	1,328,069	15,555,096	0.9%
* Dixons Retail P.L.C.	16,850,562	10,540,866	0.6%
Greene King P.L.C.	1,421,372	16,740,181	1.0%
Inchcape P.L.C.	2,118,149	16,126,565	1.0%
Informa P.L.C.	2,815,614	20,975,524	1.3%
ITV P.L.C.	5,839,460	12,450,041	0.8%
Ladbrokes P.L.C.	4,315,527	13,110,004	0.8%
Persimmon P.L.C.	1,455,388	26,125,497	1.6%
Taylor Wimpey P.L.C.	15,614,170	22,749,912	1.4%
* Thomas Cook Group P.L.C.	6,244,811	12,223,610	0.7%
William Hill P.L.C.	4,017,244	26,939,102	1.6%
Other Securities		190,818,809	11.6%
Total Consumer Discretionary		446,451,412	27.1%

Consumer Staples — (3.6%)
Booker Group P.L.C.	7,059,393	13,048,502	0.8%
Other Securities		46,477,939	2.8%
Total Consumer Staples		59,526,441	3.6%

Energy — (5.1%)
* Afren P.L.C.	5,276,338	10,401,259	0.6%
John Wood Group P.L.C.	1,169,162	14,419,466	0.9%
Premier Oil P.L.C.	2,484,308	12,602,190	0.8%
Other Securities		46,278,251	2.8%
Total Energy		83,701,166	5.1%

Financials — (14.0%)
Amlin P.L.C.	2,385,763	14,272,265	0.9%
Catlin Group, Ltd.	1,706,158	12,962,923	0.8%
Close Brothers Group P.L.C.	694,702	10,391,698	0.6%
# Henderson Group P.L.C.	4,966,011	11,054,103	0.7%
Hiscox, Ltd.	1,655,386	14,366,289	0.9%
ICAP P.L.C.	2,275,834	12,565,644	0.8%
IG Group Holdings P.L.C.	1,243,221	10,978,663	0.7%
London Stock Exchange Group P.L.C.	556,831	11,318,139	0.7%
Man Group P.L.C.	8,096,011	10,227,031	0.6%
Other Securities		124,491,686	7.4%
Total Financials		232,628,441	14.1%

Health Care — (2.4%)
Other Securities		39,342,594	2.4%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (26.9%)
Ashtead Group P.L.C.	2,503,056	$24,636,130	1.5%
Babcock International Group P.L.C.	754,753	12,672,984	0.8%
Balfour Beatty P.L.C.	3,201,702	11,574,909	0.7%
BBA Aviation P.L.C.	2,792,163	11,891,689	0.7%
Bodycote P.L.C.	1,253,236	9,982,005	0.6%
Cobham P.L.C.	5,383,251	21,463,270	1.3%
easyJet P.L.C.	692,439	13,648,611	0.8%
Invensys P.L.C.	2,679,964	16,781,923	1.0%
Meggitt P.L.C.	1,770,806	13,951,616	0.9%
Melrose Industries P.L.C.	4,704,213	17,830,152	1.1%
Rotork P.L.C.	332,184	13,484,503	0.8%
Spirax-Sarco Engineering P.L.C.	309,985	12,704,362	0.8%
Travis Perkins P.L.C.	944,677	20,917,301	1.3%
Other Securities		244,685,647	14.8%
Total Industrials		464,225,102	27.1%

Information Technology — (7.6%)
Halma P.L.C.	1,588,007	12,158,749	0.7%
Spectris P.L.C.	551,462	15,994,558	1.0%
Telecity Group P.L.C.	656,941	10,123,499	0.6%
Other Securities		87,873,234	5.4%
Total Information Technology		126,150,040	7.7%

Materials — (6.8%)
Croda International P.L.C.	442,133	16,672,874	1.0%
DS Smith P.L.C.	4,492,720	16,900,384	1.0%
Mondi P.L.C.	966,066	12,028,088	0.7%
Other Securities		67,719,681	4.2%
Total Materials		113,321,027	6.9%

Telecommunication Services — (2.2%)
Inmarsat P.L.C.	1,957,772	20,049,610	1.2%
Other Securities		16,802,445	1.0%
Total Telecommunication Services		36,852,055	2.2%

Utilities — (2.3%)
Drax Group P.L.C.	1,922,872	17,063,938	1.0%
Pennon Group P.L.C.	1,640,904	16,081,600	1.0%
Other Securities		4,182,101	0.3%
Total Utilities		37,327,639	2.3%
TOTAL COMMON STOCKS		1,621,525,917	98.5%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (2.2%)
§@ DFA Short Term Investment Fund	3,197,926	37,000,000	2.2%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.25%, 07/01/13
(Collateralized by $13,103 FNMA, rates ranging from 2.500% to 4.000%, maturities ranging from 12/01/27 to 09/01/42, valued at $12,635)
to be repurchased at $12,387	$12	12,387	0.0%
TOTAL SECURITIES LENDING COLLATERAL		37,012,387	2.2%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,270,671,318)^		$1,658,538,304	100.7%
____________________

^	The cost for federal income tax purposes is $1,281,209,129.

Summary of the Series’ investments as of June 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$446,451,412	—	$446,451,412
Consumer Staples	—	59,526,441	—	59,526,441
Energy	—	83,701,166	—	83,701,166
Financials	—	232,628,441	—	232,628,441
Health Care	—	39,342,594	—	39,342,594
Industrials	—	446,225,102	—	446,225,102
Information Technology	—	126,150,040	—	126,150,040
Materials	—	113,321,027	—	113,321,027
Telecommunication Services	—	36,852,055	—	36,852,055
Utilities	—	37,327,639	—	37,327,639
Securities Lending Collateral	—	37,012,387	—	37,012,387
TOTAL	—	$1,658,538,304	—	$1,658,538,304

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2013
(Unaudited)

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (84.4%)
AUSTRIA — (2.0%)
Other Securities		$61,431,538	2.4%

BELGIUM — (2.8%)
Ackermans & van Haaren NV	118,073	9,914,847	0.4%
Other Securities		73,485,872	2.9%
TOTAL BELGIUM		83,400,719	3.3%

DENMARK — (4.1%)
GN Store Nord A.S.	812,990	15,353,775	0.6%
* Jyske Bank A.S.	252,239	9,487,706	0.4%
* Topdanmark A.S.	533,860	13,587,556	0.5%
#* Vestas Wind Systems A.S.	693,291	9,799,923	0.4%
Other Securities		75,189,015	3.0%
TOTAL DENMARK		123,417,975	4.9%

FINLAND — (5.5%)
Amer Sports Oyj	509,189	9,362,613	0.4%
# Elisa Oyj	517,952	10,113,468	0.4%
Huhtamaki Oyj	451,936	8,381,600	0.3%
# Orion Oyj Class B	384,369	9,006,547	0.4%
# Outotec Oyj	697,608	8,335,376	0.3%
Other Securities		118,799,881	4.6%
TOTAL FINLAND		163,999,485	6.4%

FRANCE — (9.7%)
#* Alcatel-Lucent	12,082,064	22,003,795	0.9%
# Neopost SA	167,752	11,107,138	0.4%
Rubis SCA	150,844	9,282,820	0.4%
Teleperformance	269,862	12,996,236	0.5%
Other Securities		236,199,854	9.3%
TOTAL FRANCE		291,589,843	11.5%

GERMANY — (12.3%)
* Aareal Bank AG	423,110	9,852,002	0.4%
Celesio AG	398,453	8,649,515	0.3%
Deutsche Wohnen AG	735,800	12,473,669	0.5%
# Freenet AG	443,281	9,665,483	0.4%
Rheinmetall AG	184,879	8,599,389	0.3%
# Rhoen Klinikum AG	479,160	11,064,943	0.4%
Software AG	286,671	8,566,495	0.3%
Stada Arzneimittel AG	273,417	11,751,730	0.5%
Other Securities		289,258,263	11.4%
TOTAL GERMANY		369,881,489	14.5%

GREECE — (1.7%)
Other Securities		52,381,468	2.1%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
IRELAND — (2.3%)
Glanbia P.L.C.	700,613	$9,353,010	0.4%
Paddy Power P.L.C.	175,221	15,153,547	0.6%
Smurfit Kappa Group P.L.C.	531,098	8,857,777	0.3%
Other Securities		34,303,715	1.3%
TOTAL IRELAND		67,668,049	2.6%

ISRAEL — (2.7%)
Other Securities		81,587,719	3.2%

ITALY — (7.0%)
Azimut Holding SpA	454,770	8,279,814	0.3%
* Finmeccanica SpA	1,768,900	8,849,738	0.4%
* Mediaset SpA	3,041,414	11,456,190	0.5%
Other Securities		183,201,002	7.1%
TOTAL ITALY		211,786,744	8.3%

NETHERLANDS — (4.9%)
Aalberts Industries NV	480,099	10,730,101	0.4%
# Delta Lloyd NV	793,301	15,897,764	0.6%
Nutreco NV	359,256	15,213,141	0.6%
* SBM Offshore NV	932,130	15,714,855	0.6%
Other Securities		88,476,284	3.5%
TOTAL NETHERLANDS		146,032,145	5.7%

NORWAY — (3.2%)
Other Securities		96,510,252	3.8%

POLAND — (0.0%)
Other Securities		45,855	0.0%

PORTUGAL — (1.1%)
Other Securities		33,817,651	1.3%

RUSSIA — (0.0%)
Other Securities		875,359	0.0%

SPAIN — (4.6%)
Viscofan SA	213,526	10,690,814	0.4%
Other Securities		126,952,840	5.0%
TOTAL SPAIN		137,643,654	5.4%

SWEDEN — (8.9%)
Castellum AB	739,664	10,028,684	0.4%
# Husqvarna AB Class B	1,698,949	8,972,428	0.4%
Meda AB Class A	857,997	9,710,028	0.4%
NCC AB Class B	364,909	8,305,669	0.3%
# Securitas AB Class B	1,155,760	10,103,936	0.4%
Trelleborg AB Class B	782,757	11,738,927	0.5%
Other Securities		207,679,207	8.1%
TOTAL SWEDEN		266,538,879	10.5%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
SWITZERLAND — (11.2%)
Clariant AG	1,135,163	$16,001,705	0.6%
* Dufry AG	79,745	9,660,032	0.4%
Flughafen Zuerich AG	16,960	8,511,457	0.3%
# Galenica AG	20,798	13,071,514	0.5%
GAM Holding AG	796,456	12,195,569	0.5%
Helvetia Holding AG	26,473	10,683,390	0.4%
Lonza Group AG	246,163	18,496,073	0.7%
OC Oerlikon Corp. AG	748,691	8,870,038	0.4%
PSP Swiss Property AG	148,327	12,843,937	0.5%
Swiss Life Holding AG	83,792	13,601,296	0.5%
Other Securities		212,126,791	8.4%
TOTAL SWITZERLAND		336,061,802	13.2%

UNITED KINGDOM — (0.4%)
DCC P.L.C.	316,768	12,370,824	0.5%

TOTAL COMMON STOCKS		2,537,041,450	99.6%

PREFERRED STOCKS — (0.0%)

FRANCE — (0.0%)
Other Securities		26,397	0.0%

GERMANY — (0.0%)
Other Securities		181,698	0.0%

TOTAL PREFERRED STOCKS		208,095	0.0%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		—	0.0%

GREECE — (0.0%)
Other Securities		—	0.0%

ISRAEL — (0.0%)
Other Securities		13,731	0.0%

ITALY — (0.0%)
Other Securities		10,746	0.0%

SPAIN — (0.0%)
Other Securities		222,580	0.0%
TOTAL RIGHTS/WARRANTS		247,057	0.0%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (15.6%)
§@ DFA Short Term Investment Fund	40,190,147	$465,000,000	18.3%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.25%, 07/01/13
(Collateralized by $2,793,090 FNMA, rates ranging from 2.500% to 4.000%, maturities ranging from 12/01/27 to 09/01/42, valued at $2,693,321)
to be repurchased at $2,640,529	$2,641	2,640,511	0.1%
TOTAL SECURITIES LENDING COLLATERAL		467,640,511	18.4%
TOTAL INVESTMENTS — (100.0%)
(Cost $2,832,796,458)^		$3,005,137,113	118.0%
____________________

^	The cost for federal income tax purposes is $2,837,380,930.

Summary of the Series’ investments as of June 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$60,792	$61,370,746	—	$61,431,538
Belgium	—	83,400,719	—	83,400,719
Denmark	—	123,417,975	—	123,417,975
Finland	77,425	163,922,060	—	163,999,485
France	631,150	290,958,693	—	291,589,843
Germany	30,196	369,851,293	—	369,881,489
Greece	322,171	52,059,297	—	52,381,468
Ireland	17,758	80,021,115	—	80,038,873
Israel	940,769	80,646,950	—	81,587,719
Italy	—	211,786,744	—	211,786,744
Netherlands	—	146,032,145	—	146,032,145
Norway	—	96,510,252	—	96,510,252
Poland	—	45,855	—	45,855
Portugal	41,901	33,775,750	—	33,817,651
Russia	—	875,359	—	875,359
Spain	36,462	137,607,192	—	137,643,654
Sweden	629,482	265,909,397	—	266,538,879
Switzerland	1,225,193	334,836,609	—	336,061,802
Preferred Stocks
France	26,397	—	—	26,397
Germany	—	181,698	—	181,698
Rights/Warrants
Austria	—	—	—	—
Greece	—	—	—	—
Israel	—	13,731	—	13,731
Italy	—	10,746	—	10,746
Spain	—	222,580	—	222,580
Securities Lending Collateral	—	467,640,511	—	467,640,511
TOTAL	$4,039,696	$3,001,097,417	—	$3,005,137,113

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2013
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (76.4%)
Consumer Discretionary — (8.4%)
#	Cineplex, Inc.	269,935	$9,465,820	1.5%
#	Corus Entertainment, Inc. Class B	368,344	8,440,706	1.3%
	Dorel Industries, Inc. Class B	118,753	4,143,991	0.7%
#*	Imax Corp.	260,537	6,475,646	1.0%
	Linamar Corp.	227,247	6,372,078	1.0%
	Martinrea International, Inc.	443,956	4,592,794	0.7%
	RONA, Inc.	677,837	7,005,884	1.1%
	Other Securities		22,678,342	3.6%
Total Consumer Discretionary			69,175,261	10.9%

Consumer Staples — (3.3%)
#	Maple Leaf Foods, Inc.	449,930	6,258,891	1.0%
#	North West Co., Inc. (The)	217,410	4,857,978	0.8%
	Other Securities		16,105,616	2.5%
Total Consumer Staples			27,222,485	4.3%

Energy — (19.9%)
*	Advantage Oil & Gas, Ltd.	1,098,231	4,333,611	0.7%
	Calfrac Well Services, Ltd.	153,057	4,411,104	0.7%
#	Enbridge Income Fund Holdings, Inc.	213,672	4,863,847	0.8%
*	Gran Tierra Energy, Inc.	1,286,603	7,853,942	1.2%
#	Lightstream Resources, Ltd.	762,569	5,691,898	0.9%
#	Mullen Group, Ltd.	410,900	8,931,420	1.4%
#	Parkland Fuel Corp.	331,911	5,409,294	0.9%
#	Pason Systems, Inc.	285,137	5,183,816	0.8%
	Secure Energy Services, Inc.	437,854	5,612,125	0.9%
#	Trican Well Service, Ltd.	643,185	8,549,706	1.3%
#	Trinidad Drilling, Ltd.	551,300	4,046,816	0.6%
#	Whitecap Resources, Inc.	684,052	7,102,641	1.1%
	Other Securities		91,989,032	14.5%
Total Energy			163,979,252	25.8%

Financials — (5.9%)
	Canadian Western Bank	271,572	7,170,823	1.1%
#	FirstService Corp.	135,548	4,250,616	0.7%
#	Home Capital Group, Inc.	120,600	6,367,707	1.0%
#	Laurentian Bank of Canada	133,414	5,574,034	0.9%
	Other Securities		25,070,263	3.9%
Total Financials			48,433,443	7.6%

Health Care — (2.0%)
	Other Securities		16,815,549	2.7%

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (9.8%)
*	ATS Automation Tooling Systems, Inc.	425,820	$4,494,249	0.7%
#	Genivar, Inc.	167,802	3,829,274	0.6%
#	Ritchie Bros Auctioneers, Inc.	244,637	4,689,438	0.7%
#	Russel Metals, Inc.	293,189	6,626,512	1.0%
#	Stantec, Inc.	209,661	8,851,334	1.4%
#	TransForce, Inc.	350,826	6,855,067	1.1%
#*	Westport Innovations, Inc.	125,441	4,228,281	0.7%
	Other Securities		41,131,483	6.5%
Total Industrials			80,705,638	12.7%

Information Technology — (5.1%)
*	Celestica, Inc.	949,607	8,947,994	1.4%
#	Davis + Henderson Corp.	284,498	6,110,877	0.9%
	MacDonald Dettwiler & Associates, Ltd.	85,470	5,672,536	0.9%
	Other Securities		21,686,320	3.5%
Total Information Technology			42,417,727	6.7%

Materials — (17.5%)
#	Alamos Gold, Inc.	470,720	5,702,171	0.9%
#	AuRico Gold, Inc.	1,234,795	5,412,575	0.9%
*	Canfor Corp.	411,155	7,271,544	1.1%
	CCL Industries, Inc. Class B	111,467	6,876,466	1.1%
*	Dominion Diamond Corp.	359,646	5,085,040	0.8%
#*	First Majestic Silver Corp.	431,070	4,574,255	0.7%
	HudBay Minerals, Inc.	872,492	5,774,027	0.9%
	Intertape Polymer Group, Inc.	310,229	3,834,722	0.6%
	Norbord, Inc.	137,753	3,985,760	0.6%
	Sherritt International Corp.	1,579,726	5,858,069	0.9%
	West Fraser Timber Co., Ltd.	109,474	8,275,348	1.3%
	Other Securities		81,831,554	13.0%
Total Materials			144,481,531	22.8%

Telecommunication Services — (0.2%)
	Other Securities		2,029,118	0.3%

Utilities — (4.3%)
#	Algonquin Power & Utilities Corp.	887,015	6,114,727	1.0%
#	Capital Power Corp.	346,668	6,783,710	1.1%
#	Northland Power, Inc.	250,207	4,027,769	0.6%
#	Superior Plus Corp.	595,197	6,966,697	1.1%
	Other Securities		11,683,865	1.8%
Total Utilities			35,576,768	5.6%

TOTAL COMMON STOCKS			630,836,772	99.4%

RIGHTS/WARRANTS — (0.0%)
	Other Securities		16,404	0.0%

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (23.6%)
§@ DFA Short Term Investment Fund	16,853,933	$195,000,000	30.7%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.25%, 07/01/13
(Collateralized by $23,044 FNMA, rates ranging from 2.500% to 4.000%, maturities ranging from 12/01/27 to 09/01/42, valued at $22,221) to be
repurchased at $21,785	$22	21,785	0.0%
TOTAL SECURITIES LENDING COLLATERAL		195,021,785	30.7%
TOTAL INVESTMENTS — (100.0%)
(Cost $988,443,643)^		$825,874,961	130.1%
____________________

^       The cost for federal income tax purposes is $995,767,196.

Summary of the Series’ investments as of June 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$69,175,261	—	—	$69,175,261
Consumer Staples	27,222,485	—	—	27,222,485
Energy	163,936,641	$42,611	—	163,979,252
Financials	48,433,443	—	—	48,433,443
Health Care	16,769,830	45,719	—	16,815,549
Industrials	80,705,638	—	—	80,705,638
Information Technology	42,417,727	—	—	42,417,727
Materials	144,481,267	264	—	144,481,531
Telecommunication Services	2,029,118	—	—	2,029,118
Utilities	35,576,768	—	—	35,576,768
Rights/Warrants	—	16,404	—	16,404
Securities Lending Collateral	—	195,021,785	—	195,021,785
TOTAL	$630,748,178	$195,126,783	—	$825,874,961

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2012

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (88.0%)
Consumer Discretionary — (19.8%)
Aoyama Trading Co., Ltd.	295,800	$5,845,699	0.3%
* Haseko Corp.	6,870,500	4,385,674	0.3%
# Nifco, Inc.	228,400	5,190,359	0.3%
Onward Holdings Co., Ltd.	626,000	4,635,222	0.3%
Ryohin Keikaku Co., Ltd.	104,000	6,887,238	0.4%
Shimachu Co., Ltd.	227,000	5,015,422	0.3%
Toyobo Co., Ltd.	4,184,000	4,611,041	0.3%
Other Securities		339,597,220	20.1%
Total Consumer Discretionary		376,167,875	22.3%

Consumer Staples — (8.9%)
# Nichirei Corp.	1,248,000	6,884,055	0.4%
Sapporo Holdings, Ltd.	1,621,000	4,526,839	0.3%
Takara Holdings, Inc.	834,500	6,250,961	0.4%
* Tsuruha Holdings, Inc.	73,200	5,548,589	0.3%
Other Securities		145,425,057	8.6%
Total Consumer Staples		168,635,501	10.0%

Energy — (0.8%)
Other Securities		15,478,147	0.9%

Financials — (10.7%)
Daishi Bank, Ltd. (The)	1,494,000	4,936,839	0.3%
Higo Bank, Ltd. (The)	818,000	4,827,321	0.3%
Hokkoku Bank, Ltd. (The)	1,190,000	4,296,076	0.2%
Hyakugo Bank, Ltd. (The)	1,116,609	4,886,171	0.3%
Hyakujishi Bank, Ltd. (The)	1,097,000	4,300,766	0.2%
Juroku Bank, Ltd.	1,473,000	4,779,955	0.3%
Kiyo Holdings, Inc.	3,313,900	4,529,074	0.3%
Musashino Bank, Ltd.	152,300	4,362,228	0.2%
Ogaki Kyoritsu Bank, Ltd. (The)	1,410,000	4,963,527	0.3%
San-in Godo Bank, Ltd. (The)	791,000	5,471,237	0.3%
* Tokyo Tatemono Co., Ltd.	1,893,000	7,791,021	0.5%
Other Securities		147,759,131	8.8%
Total Financials		202,903,346	12.0%

Health Care — (4.7%)
Kaken Pharmaceutical Co., Ltd.	364,000	5,637,927	0.3%
KYORIN Holdings, Inc.	214,000	4,524,370	0.3%
Nihon Kohden Corp.	173,900	6,468,886	0.4%
Rohto Pharmaceutical Co., Ltd.	424,000	5,843,559	0.3%
# Sawai Pharmaceutical Co., Ltd	40,300	4,451,796	0.3%
Ship Healthcare Holdings, Inc.	155,600	5,188,557	0.3%
Toho Holdings Co., Ltd.	217,800	4,452,305	0.3%
Other Securities		51,968,098	3.1%
Total Health Care		88,535,498	5.3%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (23.2%)
# Fujikura, Ltd.	1,656,000	$4,607,975	0.3%
Glory, Ltd.	246,600	5,985,033	0.3%
Hitachi Zosen Corp.	3,596,000	4,505,574	0.3%
#* Kawasaki Kisen Kaisha, Ltd.	4,568,000	5,790,221	0.3%
# Minebea Co., Ltd.	1,334,000	4,384,759	0.3%
Nisshinbo Holdings, Inc.	653,000	4,271,975	0.2%
OSG Corp.	329,000	4,312,629	0.3%
Sankyu, Inc.	1,251,000	4,358,022	0.3%
Other Securities		401,944,861	23.8%
Total Industrials		440,161,049	26.1%

Information Technology — (9.6%)
# Alps Electric Co., Ltd.	808,000	4,776,946	0.3%
# Anritsu Corp.	392,000	4,931,192	0.3%
Horiba, Ltd.	179,850	4,907,305	0.3%
IT Holdings Corp.	376,801	4,696,096	0.3%
Net One Systems Co., Ltd.	434,500	4,836,269	0.3%
Wacom Co., Ltd.	1,731	5,027,984	0.3%
Other Securities		153,046,255	9.0%
Total Information Technology		182,222,047	10.8%

Materials — (9.6%)
FP Corp.	61,200	4,600,656	0.3%
# Hokuetsu Kishu Paper Co., Ltd.	862,199	4,417,725	0.3%
* Mitsui Mining & Smelting Co., Ltd.	2,683,000	5,679,528	0.3%
Sumitomo Osaka Cement Co., Ltd.	1,848,000	6,016,617	0.3%
Toagosei Co., Ltd.	1,096,000	4,468,291	0.3%
# Tosoh Corp.	2,242,000	4,388,986	0.3%
Other Securities		153,829,756	9.1%
Total Materials		183,401,559	10.9%

Telecommunication Services — (0.3%)
# eAccess, Ltd.	10,102	5,098,126	0.3%
Other Securities		117,808	0.0%
Total Telecommunication Services		5,215,934	0.3%

Utilities — (0.4%)
Other Securities		8,485,467	0.5%
TOTAL COMMON STOCKS		1,671,206,423	99.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (12.0%)
§@ DFA Short Term Investment Fund	19,446,845	$225,000,000	13.4%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.35%, 11/01/12
(Collateralized by FNMA 4.000%, 05/01/42 & 5.000%, 01/01/39, valued at
$4,044,497) to be repurchased at $3,965,232	$3,965	3,965,193	0.2%
TOTAL SECURITIES LENDING COLLATERAL		228,965,193	13.6%
TOTAL INVESTMENTS — (100.0%)
(Cost $2,096,684,195)		$1,900,171,616	112.7%

Summary of the Series’ investments as of October 31, 2012, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,783	$376,164,092	—	$376,167,875
Consumer Staples	—	168,635,501	—	168,635,501
Energy	—	15,478,147	—	15,478,147
Financials	—	202,903,346	—	202,903,346
Health Care	—	88,535,498	—	88,535,498
Industrials	—	440,161,049	—	440,161,049
Information Technology	—	182,222,047	—	182,222,047
Materials	—	183,401,559	—	183,401,559
Telecommunication Services	—	5,215,934	—	5,215,934
Utilities	—	8,485,467	—	8,485,467
Securities Lending Collateral	—	228,965,193	—	228,965,193
TOTAL	$3,783	$1,900,167,833	—	$1,900,171,616

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2012

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (83.0%)
AUSTRALIA — (47.4%)
#	Adelaide Brighton, Ltd.	1,885,757	$6,199,102	0.6%
	Ansell, Ltd.	503,479	8,157,816	0.8%
#	Aristocrat Leisure, Ltd.	2,580,305	7,542,048	0.8%
	Arrium, Ltd.	6,037,433	4,903,780	0.5%
#*	Aurora Oil & Gas, Ltd.	1,114,903	4,512,172	0.4%
	Australian Infrastructure Fund NL	3,606,473	11,122,393	1.1%
#	Beach Energy, Ltd.	5,525,248	7,891,340	0.8%
*	BlueScope Steel, Ltd.	13,572,369	6,673,452	0.7%
#	Bradken, Ltd.	1,022,589	5,234,406	0.5%
#	carsales.com, Ltd.	1,220,399	9,444,501	0.9%
	Consolidated Media Holdings, Ltd.	1,276,820	4,543,366	0.5%
#	CSR, Ltd.	2,491,176	4,522,744	0.5%
#	David Jones, Ltd.	3,152,271	8,724,565	0.9%
*	Downer EDI, Ltd.	1,857,964	6,916,092	0.7%
	DUET Group	3,067,818	6,648,416	0.7%
#	DuluxGroup, Ltd.	2,167,142	7,954,583	0.8%
#	Envestra, Ltd.	5,566,443	5,224,266	0.5%
#*	Goodman Fielder, Ltd.	8,296,037	5,025,633	0.5%
	GrainCorp, Ltd. Class A	828,668	10,523,403	1.0%
#	Invocare, Ltd.	633,106	5,785,092	0.6%
	IOOF Holdings, Ltd.	1,074,600	7,031,533	0.7%
#	Iress, Ltd.	603,773	4,795,961	0.5%
#	JB Hi-Fi, Ltd.	582,072	6,187,633	0.6%
#	Kingsgate Consolidated, Ltd.	786,887	4,513,292	0.4%
#	Medusa Mining, Ltd.	844,923	5,382,014	0.5%
#	Monadelphous Group, Ltd.	319,624	6,988,498	0.7%
#	Myer Holdings, Ltd.	3,564,925	7,225,726	0.7%
#	Navitas, Ltd.	1,189,617	5,081,804	0.5%
	Nufarm, Ltd.	817,424	4,873,105	0.5%
#*	Paladin Energy, Ltd.	4,096,983	4,805,465	0.5%
#	Perpetual Trustees Australia, Ltd.	226,579	6,555,708	0.7%
	Primary Health Care, Ltd.	1,960,174	7,906,484	0.8%
	Reece Australia, Ltd.	238,457	5,014,858	0.5%
#*	Resolute Mining, Ltd.	3,133,646	6,254,867	0.6%
#	SAI Global, Ltd.	1,203,570	5,065,529	0.5%
	Spark Infrastructure Group, Ltd.	5,307,759	9,307,506	0.9%
#	Super Retail Group, Ltd.	1,291,875	12,068,742	1.2%
	Other Securities		319,950,832	31.9%
TOTAL AUSTRALIA			566,558,727	56.5%

CHINA — (0.0%)
	Other Securities		287,710	0.0%

HONG KONG — (17.0%)
#*	Esprit Holdings, Ltd.	5,164,900	6,678,378	0.7%
	Giordano International, Ltd.	7,246,000	6,015,664	0.6%
	Luk Fook Holdings International, Ltd.	1,746,000	4,361,261	0.4%
	Melco International Development, Ltd.	5,117,000	4,932,333	0.5%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
HONG KONG — (Continued)
# Pacific Basin Shipping, Ltd.	9,730,000	$5,180,604	0.5%
# Xinyi Glass Holdings, Ltd.	8,164,000	4,558,138	0.4%
Other Securities		172,204,874	17.2%
TOTAL HONG KONG		203,931,252	20.3%

NEW ZEALAND — (6.4%)
Fisher & Paykel Healthcare Corp., Ltd.	3,117,358	6,022,656	0.6%
Port of Tauranga, Ltd.	528,322	5,622,732	0.6%
# Ryman Healthcare, Ltd.	1,685,604	5,610,636	0.6%
Sky Network Television, Ltd.	1,006,593	4,445,634	0.4%
SKYCITY Entertainment Group, Ltd.	3,227,185	10,293,066	1.0%
Other Securities		44,037,042	4.4%
TOTAL NEW ZEALAND		76,031,766	7.6%

SINGAPORE — (12.2%)
Singapore Post, Ltd.	6,199,120	5,789,946	0.6%
Venture Corp., Ltd.	819,000	5,126,251	0.5%
Other Securities		134,956,595	13.4%
TOTAL SINGAPORE		145,872,792	14.5%
TOTAL COMMON STOCKS		992,682,247	98.9%

RIGHTS/WARRANTS — (0.1%)
AUSTRALIA — (0.0%)
Other Securities		579,555	0.0%
HONG KONG — (0.1%)
Other Securities		693,092	0.1%
SINGAPORE — (0.0%)
Other Securities		15,070	0.0%
TOTAL RIGHTS/WARRANTS		1,287,717	0.1%

	Shares/
	Face
	Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (16.9%)
§@ DFA Short Term Investment Fund	17,286,085	200,000,000	19.9%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.35%, 11/01/12
(Collateralized by FNMA 4.000%, 05/01/42 & 5.000%, 01/01/39,
valued at $1,673,484) to be repurchased at $1,640,687	$1,641	1,640,671	0.2%
TOTAL SECURITIES LENDING COLLATERAL		201,640,671	20.1%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,153,289,637)		$1,195,610,635	119.1%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

Summary of the Series’ investments as of October 31, 2012, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$566,558,727	—	$566,558,727
China	—	287,710	—	287,710
Hong Kong	—	203,931,252	—	203,931,252
New Zealand	—	76,031,766	—	76,031,766
Singapore	—	145,872,792	—	145,872,792
Rights/Warrants
Australia	—	579,555	—	579,555
Hong Kong	—	693,092	—	693,092
Singapore	—	15,070	—	15,070
Securities Lending Collateral	—	201,640,671	—	201,640,671
TOTAL	—	$1,195,610,635	—	$1,195,610,635

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2012

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (98.1%)
Consumer Discretionary — (24.5%)
Aegis Group P.L.C.	3,314,004	$12,583,830	0.9%
* Barratt Developments P.L.C.	4,366,245	13,384,802	0.9%
* Berkeley Group Holdings P.L.C. (The)	548,179	13,489,734	0.9%
Daily Mail & General Trust P.L.C. Series A	1,312,593	10,125,279	0.7%
Debenhams P.L.C.	5,756,729	11,145,139	0.8%
GKN P.L.C.	3,193,432	10,740,884	0.7%
Greene King P.L.C.	1,421,372	13,637,335	0.9%
Inchcape P.L.C.	2,005,227	13,040,981	0.9%
Informa P.L.C.	2,578,346	16,689,745	1.1%
ITV P.L.C.	8,151,944	11,412,918	0.8%
Ladbrokes P.L.C.	3,736,209	10,821,643	0.7%
Persimmon P.L.C.	1,429,557	18,394,004	1.3%
Rightmove P.L.C.	404,934	10,542,022	0.7%
Taylor Wimpey P.L.C.	14,517,978	14,349,169	1.0%
UBM P.L.C.	1,008,603	11,402,231	0.8%
William Hill P.L.C.	3,062,912	16,735,721	1.2%
Other Securities		155,871,714	10.6%
Total Consumer Discretionary		364,367,151	24.9%

Consumer Staples — (3.9%)
Tate & Lyle P.L.C.	1,034,844	12,129,459	0.9%
Other Securities		45,737,482	3.1%
Total Consumer Staples		57,866,941	4.0%

Energy — (4.9%)
* Afren P.L.C.	4,970,604	11,086,658	0.8%
John Wood Group P.L.C.	1,017,921	13,991,092	0.9%
* Premier Oil P.L.C.	1,957,535	11,099,271	0.8%
Other Securities		37,081,172	2.5%
Total Energy		73,258,193	5.0%

Financials — (14.1%)
Aberdeen Asset Management P.L.C.	2,601,039	13,663,246	0.9%
Amlin P.L.C.	2,265,989	13,660,008	0.9%
Catlin Group, Ltd.	1,602,895	12,215,551	0.8%
Hiscox, Ltd.	1,714,088	13,217,072	0.9%
IG Group Holdings P.L.C.	1,498,282	10,550,404	0.7%
Provident Financial P.L.C.	496,498	11,004,838	0.8%
Other Securities		135,535,536	9.3%
Total Financials		209,846,655	14.3%

Health Care — (2.1%)
Other Securities		31,080,323	2.1%

Industrials — (27.8%)
Ashtead Group P.L.C.	2,502,187	15,116,530	1.0%
Babcock International Group P.L.C.	1,401,502	22,154,294	1.5%
Balfour Beatty P.L.C.	3,154,154	16,078,068	1.1%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (Continued)
Cobham P.L.C.	4,694,331	$16,320,407	1.1%
Cookson Group P.L.C.	1,218,370	11,509,815	0.8%
IMI P.L.C.	1,002,882	15,484,442	1.1%
Intertek Group P.L.C.	378,948	17,273,414	1.2%
Invensys P.L.C.	3,349,956	12,352,173	0.8%
Meggitt P.L.C.	2,407,994	15,018,915	1.0%
Melrose P.L.C.	4,749,372	18,500,491	1.3%
Qinetiq Group P.L.C.	3,030,205	9,651,175	0.7%
Rentokil Initial P.L.C.	7,256,414	10,329,224	0.7%
Rotork P.L.C.	366,679	13,509,077	0.9%
Spirax-Sarco Engineering P.L.C.	320,648	10,039,086	0.7%
* Travis Perkins P.L.C.	930,166	16,254,661	1.1%
Other Securities		194,040,413	13.2%
Total Industrials		413,632,185	28.2%

Information Technology — (8.9%)
Halma P.L.C.	1,549,740	10,329,189	0.7%
Spectris P.L.C.	515,234	14,431,374	1.0%
Telecity Group P.L.C.	826,400	12,038,001	0.8%
Other Securities		95,317,734	6.5%
Total Information Technology		132,116,298	9.0%

Materials — (7.3%)
Croda International P.L.C.	499,699	17,791,547	1.2%
DS Smith P.L.C.	4,475,611	15,451,908	1.1%
Mondi P.L.C.	1,222,056	13,471,337	0.9%
Other Securities		61,388,834	4.2%
Total Materials		108,103,626	7.4%

Telecommunication Services — (2.2%)
Inmarsat P.L.C.	1,658,096	15,190,469	1.0%
Other Securities		17,064,461	1.2%
Total Telecommunication Services		32,254,930	2.2%

Utilities — (2.4%)
Drax Group P.L.C.	1,615,898	14,665,707	1.0%
Pennon Group P.L.C.	1,434,955	16,622,307	1.1%
Other Securities		3,904,650	0.3%
Total Utilities		35,192,664	2.4%
TOTAL COMMON STOCKS		1,457,718,966	99.5%

PREFERRED STOCKS — (0.0%)
Consumer Staples — (0.0%)
Other Securities		15,064	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (1.9%)
§@DFA Short Term Investment Fund	2,420,052	$28,000,000	1.9%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.35%, 11/01/12
(Collateralized by FNMA 4.000%, 05/01/42 & 5.000%, 01/01/39,
valued at $224) to be repurchased at $220	—	220	0.0%
TOTAL SECURITIES LENDING COLLATERAL		28,000,220	1.9%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,210,154,050)		$1,485,734,250	101.4%

Summary of the Series’ investments as of October 31, 2012, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$364,367,151	—	$364,367,151
Consumer Staples	—	57,866,941	—	57,866,941
Energy	—	73,258,193	—	73,258,193
Financials	—	209,846,655	—	209,846,655
Health Care	—	31,080,323	—	31,080,323
Industrials	—	413,632,185	—	413,632,185
Information Technology	—	132,116,298	—	132,116,298
Materials	—	108,103,626	—	108,103,626
Telecommunication Services	—	32,254,930	—	32,254,930
Utilities	—	35,192,664	—	35,192,664
Preferred Stocks
Consumer Staples	—	15,064	—	15,064
Rights/Warrants	—	—	—	—
Securities Lending Collateral	—	28,000,220	—	28,000,220
TOTAL	—	$1,485,734,250	—	$1,485,734,250

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2012

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (88.4%)
AUSTRIA — (2.2%)
Other Securities		$56,677,767	2.5%

BELGIUM — (3.2%)
Ackermans & van Haaren NV	118,073	9,613,309	0.4%
Other Securities		72,036,340	3.2%
TOTAL BELGIUM		81,649,649	3.6%

DENMARK — (3.4%)
GN Store Nord A.S.	803,034	12,585,533	0.5%
* Topdanmark A.S.	53,386	10,826,718	0.5%
Other Securities		62,778,523	2.8%
TOTAL DENMARK		86,190,774	3.8%

FINLAND — (6.1%)
Elisa Oyj	432,751	9,286,323	0.4%
# KCI Konecranes Oyj	245,559	7,808,333	0.3%
Kesko Oyj Series B	250,135	7,821,799	0.4%
Orion Oyj Series B	384,369	9,510,594	0.4%
# Outotec Oyj	163,942	8,010,462	0.4%
Yit Oyj	479,016	9,445,723	0.4%
Other Securities		102,256,708	4.6%
TOTAL FINLAND		154,139,942	6.9%

FRANCE — (9.8%)
#* Alcatel-Lucent SA	7,392,628	7,558,803	0.3%
Gemalto NV	97,900	8,842,316	0.4%
# Neopost SA	135,048	7,403,969	0.3%
Societe BIC SA	62,449	7,620,209	0.4%
Other Securities		216,651,765	9.7%
TOTAL FRANCE		248,077,062	11.1%

GERMANY — (12.9%)
* Aareal Bank AG	423,110	9,098,181	0.4%
Aurubis AG	153,470	9,715,684	0.4%
# Deutsche Wohnen AG	646,717	11,844,087	0.5%
Fuchs Petrolub AG	136,940	8,534,620	0.4%
Rhoen-Klinikum AG	406,308	7,913,041	0.4%
# SGL Carbon SE	229,387	9,149,090	0.4%
Stada Arzneimittel AG	247,784	7,504,291	0.3%
Symrise AG	307,713	11,068,532	0.5%
Wirecard AG	381,688	8,741,631	0.4%
Other Securities		242,716,782	10.8%
TOTAL GERMANY		326,285,939	14.5%

GREECE — (2.0%)
Other Securities		50,142,446	2.2%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
IRELAND — (2.7%)
DCC P.L.C.	308,989	$8,838,285	0.4%
Dragon Oil P.L.C.	990,437	8,866,393	0.4%
Paddy Power P.L.C.	180,573	13,336,467	0.6%
Other Securities		36,164,730	1.6%
TOTAL IRELAND		67,205,875	3.0%

ISRAEL — (2.6%)
Other Securities		64,711,886	2.9%

ITALY — (7.5%)
* Banco Popolare Scarl	6,311,267	10,071,344	0.5%
#* Finmeccanica SpA	1,593,106	7,900,845	0.4%
Prysmian SpA	494,781	9,539,788	0.4%
Other Securities		162,659,558	7.2%
TOTAL ITALY		190,171,535	8.5%

NETHERLANDS — (5.2%)
Aalberts Industries NV	469,415	8,532,614	0.4%
CSM NV	363,574	7,426,298	0.3%
Delta Lloyd NV	472,377	7,855,836	0.4%
Nutreco NV	173,920	13,027,581	0.6%
* PostNL NV	1,920,653	7,579,442	0.3%
Royal Imtech NV	349,305	8,780,615	0.4%
* SBM Offshore NV	804,422	10,530,512	0.5%
Other Securities		68,339,691	3.0%
TOTAL NETHERLANDS		132,072,589	5.9%

NORWAY — (3.3%)
Other Securities		84,171,601	3.8%

PORTUGAL — (1.2%)
Other Securities		29,375,131	1.3%

SPAIN — (4.5%)
Viscofan SA	202,123	9,793,173	0.5%
Other Securities		103,986,927	4.6%
TOTAL SPAIN		113,780,100	5.1%

SWEDEN — (9.4%)
Castellum AB	726,291	9,735,330	0.4%
Holmen AB Series B	273,916	8,072,161	0.3%
# Husqvarna AB Series B	1,434,072	8,330,008	0.4%
Meda AB Series A	857,997	8,790,208	0.4%
* Securitas AB Series B	1,133,353	8,253,893	0.4%
Trelleborg AB Series B	999,202	10,888,078	0.5%
Other Securities		183,427,230	8.2%
TOTAL SWEDEN		237,496,908	10.6%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
SWITZERLAND — (12.3%)
# Clariant AG	903,053	$9,677,105	0.4%
#* Dufry AG	77,241	9,824,040	0.4%
Galenica Holding AG	18,828	11,057,552	0.5%
* GAM Holding AG	780,910	10,921,334	0.5%
Helvetia Holding AG	22,754	7,989,963	0.4%
Lonza Group AG	206,376	10,467,022	0.5%
PSP Swiss Property AG	148,327	13,621,861	0.6%
Swiss Life Holding AG	102,976	13,004,543	0.6%
Other Securities		225,523,358	10.0%
TOTAL SWITZERLAND		312,086,778	13.9%
UNITED KINGDOM — (0.1%)
Other Securities		3,239,110	0.1%
TOTAL COMMON STOCKS		2,237,475,092	99.7%

RIGHTS/WARRANTS — (0.0%)

BELGIUM — (0.0%)
Other Securities		1,250	0.0%

ITALY — (0.0%)
Other Securities		8,763	0.0%
TOTAL RIGHTS/WARRANTS		10,013	0.0%

	Shares/
	Face
	Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (11.6%)
§@ DFA Short Term Investment Fund	25,324,114	293,000,000	13.1%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.35%, 11/01/12
(Collateralized by FNMA 4.000%, 05/01/42 & 5.000%, 01/01/39,
valued at $1,011,182) to be repurchased at $991,365	$991	991,355	0.0%
TOTAL SECURITIES LENDING COLLATERAL		293,991,355	13.1%
TOTAL INVESTMENTS — (100.0%)
(Cost $2,583,421,711)		$2,531,476,460	112.8%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

Summary of the Series’ investments as of October 31, 2012, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	—	$56,677,767	—	$56,677,767
Belgium	—	81,649,649	—	81,649,649
Denmark	—	86,190,774	—	86,190,774
Finland	—	154,139,942	—	154,139,942
France	—	248,077,062	—	248,077,062
Germany	—	326,285,939	—	326,285,939
Greece	—	50,142,446	—	50,142,446
Ireland	—	67,205,875	—	67,205,875
Israel	$849,217	63,862,669	—	64,711,886
Italy	—	190,171,535	—	190,171,535
Netherlands	—	132,072,589	—	132,072,589
Norway	—	84,171,601	—	84,171,601
Portugal	—	29,375,131	—	29,375,131
Spain	—	113,780,100	—	113,780,100
Sweden	—	237,496,908	—	237,496,908
Switzerland	—	312,086,778	—	312,086,778
United Kingdom	—	3,239,110	—	3,239,110
Rights/Warrants
Belgium	—	1,250	—	1,250
Italy	—	8,763	—	8,763
Securities Lending Collateral	—	293,991,355	—	293,991,355
TOTAL	$849,217	$2,530,627,243	—	$2,531,476,460

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2012

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (75.6%)
Consumer Discretionary — (8.5%)
	Aimia, Inc.	310,251	$4,647,164	0.7%
	Astral Media, Inc. Class A	197,447	8,081,736	1.2%
#	Cineplex, Inc.	241,959	7,510,117	1.1%
#	Corus Entertainment, Inc. Class B	304,900	6,902,417	1.0%
#*	Imax Corp.	260,537	5,874,637	0.8%
	Linamar Corp.	200,980	4,427,094	0.6%
#	RONA, Inc.	677,175	6,956,511	1.0%
	Other Securities		32,434,102	4.7%
Total Consumer Discretionary			76,833,778	11.1%

Consumer Staples — (2.5%)
	Maple Leaf Foods, Inc.	387,979	4,311,957	0.6%
#	North West Co., Inc. (The)	188,473	4,415,788	0.7%
	Other Securities		14,435,488	2.1%
Total Consumer Staples			23,163,233	3.4%

Energy — (19.2%)
#*	BlackPearl Resources, Inc.	1,165,485	3,979,278	0.6%
*	Celtic Exploration, Ltd.	323,700	8,452,662	1.2%
*	Gran Tierra Energy, Inc.	1,065,607	5,366,712	0.8%
	Mullen Group, Ltd.	312,028	6,470,188	0.9%
#	Parkland Fuel Corp.	265,671	4,532,700	0.7%
	Pason Systems, Inc.	259,107	4,220,947	0.6%
#*	Petrobank Energy & Resources, Ltd.	425,702	5,847,941	0.8%
	ShawCor, Ltd. Class A	212,900	9,485,907	1.4%
#	Trican Well Service, Ltd.	564,307	6,734,958	1.0%
	Other Securities		118,885,028	17.2%
Total Energy			173,976,321	25.2%

Financials — (5.9%)
#	Canadian Western Bank	271,572	8,037,715	1.2%
#	Davis & Henderson Corp.	239,699	5,030,379	0.7%
	Granite Real Estate, Inc.	143,257	5,252,637	0.8%
#	Home Capital Group, Inc.	120,600	6,140,185	0.9%
	Laurentian Bank of Canada	109,624	4,878,885	0.7%
	Other Securities		24,307,922	3.5%
Total Financials			53,647,723	7.8%

Health Care — (1.6%)
	Other Securities		14,136,911	2.0%

Industrials — (9.0%)
#	Ritchie Brothers Auctioneers, Inc.	244,637	5,425,491	0.8%
#	Russel Metals, Inc.	246,300	6,880,370	1.0%
	Stantec, Inc.	182,098	6,272,011	0.9%
#	Superior Plus Corp.	559,647	5,468,991	0.8%
	Toromont Industries, Ltd.	274,167	5,380,399	0.8%

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (9.0%) (Continued)
	TransForce, Inc.	314,697	$5,744,106	0.8%
#*	Westport Innovations, Inc.	158,805	4,436,205	0.7%
	Other Securities		42,117,801	6.1%
Total Industrials			81,725,374	11.9%

Information Technology — (3.9%)
*	Celestica, Inc.	874,907	6,351,015	0.9%
	Constellation Software, Inc.	36,819	4,223,264	0.6%
	MacDonald Dettweiler & Associates, Ltd.	128,853	7,224,799	1.0%
	Other Securities		17,654,949	2.6%
Total Information Technology			35,454,027	5.1%

Materials — (21.4%)
#	Alamos Gold, Inc.	382,920	7,495,455	1.1%
#*	AuRico Gold, Inc.	892,052	7,449,025	1.1%
#*	B2Gold Corp.	1,401,050	5,793,578	0.8%
*	Canfor Corp.	411,155	5,862,175	0.9%
#	CCL Industries, Inc. Class B	107,585	3,983,473	0.6%
*	First Majestic Silver Corp.	431,070	9,965,869	1.4%
*	Harry Winston Diamond Corp.	284,763	4,085,761	0.6%
#	HudBay Minerals, Inc.	734,374	6,816,167	1.0%
#*	NovaGold Resources, Inc.	845,155	4,104,132	0.6%
#*	OceanaGold Corp.	1,151,416	4,035,000	0.6%
	Sherritt International Corp.	1,571,926	6,799,219	1.0%
#*	Silver Standard Resources, Inc.	340,397	5,170,285	0.7%
#	West Fraser Timber Co., Ltd.	126,174	7,641,818	1.1%
	Other Securities		115,503,398	16.8%
Total Materials			194,705,355	28.3%

Telecommunication Services — (0.4%)
	Other Securities		3,228,819	0.5%

Utilities — (3.2%)
#	Algonquin Power & Utilities Corp.	574,574	3,975,275	0.6%
	Capital Power Corp.	287,449	6,161,986	0.9%
#	Just Energy Group, Inc.	583,478	5,970,608	0.9%
#	Northland Power, Inc.	297,306	5,763,048	0.8%
	Other Securities		7,611,960	1.1%
Total Utilities			29,482,877	4.3%
TOTAL COMMON STOCKS			686,354,418	99.6%
RIGHTS/WARRANTS — (0.0%)
	Other Securities		12,722	0.0%

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

	Shares/
	Face		Percentage
	Amount	Value†	of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (24.4%)
§@ DFA Short Term Investment Fund	19,101,124	$221,000,000	32.1%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.35%,
11/01/12 (Collateralized by FNMA 4.000%, 05/01/42 & 5.000%,
01/01/39, valued at $448,986) to be repurchased at $440,186	$440	440,182	0.0%
TOTAL SECURITIES LENDING COLLATERAL		221,440,182	32.1%
TOTAL INVESTMENTS — (100.0%)
(Cost $996,859,895)		$907,807,322	131.7%

Summary of the Series’ investments as of October 31, 2012, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investment in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$76,833,778	—	—	$76,833,778
Consumer Staples	23,163,233	—	—	23,163,233
Energy	173,976,321	—	—	173,976,321
Financials	53,647,723	—	—	53,647,723
Health Care	14,136,911	—	—	14,136,911
Industrials	81,725,374	—	—	81,725,374
Information Technology	35,454,027	—	—	35,454,027
Materials	194,582,087	$123,268	—	194,705,355
Telecommunication Services	3,228,819	—	—	3,228,819
Utilities	29,482,877	—	—	29,482,877
Rights/Warrants	1,807	10,915	—	12,722
Securities Lending Collateral	—	221,440,182	—	221,440,182
TOTAL	$686,232,957	$221,574,365	—	$907,807,322
See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2013
(Unaudited)

(Amounts in thousands)

	The	The	The United	The	The
	Japanese	Asia Pacific	Kingdom	Continental	Canadian
	Small	Small	Small	Small	Small
	Company	Company	Company	Company	Company
	Series	Series	Series	Series	Series
ASSETS:
Investments at Value (including $247,307, $230,953,
$35,096, $430,046 and $254,403 of securities on
loan, respectively)	$2,043,107	$1,029,142	$1,621,526	$2,537,497	$630,853
Collateral Received from Securities on
Loan at Value & Cost	774	440	12	2,641	22
Collateral from Securities on Loan Invested in
Affiliate at Value & Cost	267,000	255,000	37,000	465,000	195,000
Foreign Currencies at Value	7,961	1,078	7,217	4,110	427
Cash	3,732	6,362	5,161	252	2,580
Receivables:
Investment Securities Sold	1,138	105	7,413	6,430	613
Dividends, Interest and Tax Reclaims	6,097	2,170	5,146	4,993	2,718
Securities Lending Income	210	368	30	1,030	285
Unrealized Gain on Foreign Currency Contracts	—	6	—	—	1
Prepaid Expenses and Other Assets	1	1	2	1	1
Total Assets	2,330,020	1,294,672	1,683,507	3,021,954	832,500
LIABILITIES:
Payables:
Upon Return of Securities Loaned	267,774	255,440	37,012	467,641	195,022
Investment Securities Purchased	3,701	5,123	—	6,887	2,337
Due to Advisor	167	87	137	215	53
Unrealized Loss on Foreign Currency
Contracts	38	39	—	—	—
Accrued Expenses and Other Liabilities	279	195	79	230	118
Total Liabilities	271,959	260,884	37,228	474,973	197,530
NET ASSETS	$2,058,061	$1,033,788	$1,646,279	$2,546,981	$634,970
Investments at Cost	$2,030,729	$1,086,096	$1,233,659	$2,365,156	$793,422
Foreign Currencies at Cost	$8,004	$1,079	$7,238	$4,138	$427

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2012

(Amounts in thousands)

	The	The	The United	The	The
	Japanese	Asia Pacific	Kingdom	Continental	Canadian
	Small	Small	Small	Small	Small
	Company	Company	Company	Company	Company
	Series	Series	Series	Series	Series
ASSETS:
Investments at Value (including $211,713,
$179,249, $26,517, $274,460 and $209,339
of securities on loan, respectively)	$1,671,206	$993,970	$1,457,734	$2,237,485	$686,367
Collateral Received from Securities on
Loan at Value & Cost	3,965	1,641	—	991	440
Affiliated Collateral Received from
Securities on Loan at Value & Cost	225,000	200,000	28,000	293,000	221,000
Foreign Currencies at Value	1,629	7,889	2,526	2,359	1,190
Cash	987	421	187	335	466
Receivables:
Investment Securities Sold	4,651	2,087	310	1,981	772
Dividends and Tax Reclaims	12,702	2,144	4,225	2,774	421
Securities Lending Income	263	339	43	586	284
Fund Shares Sold	—	500	—	20	—
Total Assets	1,920,403	1,208,991	1,493,025	2,539,531	910,940
LIABILITIES:
Payables:
Upon Return of Securities Loaned	228,965	201,641	28,000	293,991	221,440
Investment Securities Purchased	4,385	2,837	—	10	296
Fund Shares Redeemed	62	90	3	—	—
Due to Advisor	141	83	121	188	58
Loan Payable	—	401	—	—	—
Unrealized Loss on Foreign Currency
Contracts	—	1	—	—	—
Accrued Expenses and Other Liabilities	119	78	63	163	60
Total Liabilities	233,672	205,131	28,187	294,352	221,854
NET ASSETS	$1,686,731	$1,003,860	$1,464,838	$2,245,179	$689,086
Investments at Cost	$1,867,719	$951,649	$1,182,154	$2,289,430	$775,420
Foreign Currencies at Cost	$1,628	$7,863	$2,508	$2,355	$1,192

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

(Amounts in thousands)

	The	The	The United	The	The
	Japanese	Asia Pacific	Kingdom	Continental	Canadian
	Small	Small	Small	Small	Small
	Company	Company	Company	Company	Company
	Series	Series	Series	Series	Series
Investment Income
Dividends (Net of Foreign Taxes
Withheld of $2,646, $869, $23, $8,095
and $2,668, respectively)	$35,255	$37,078	$43,186	$56,091	$14,549
Interest	—	—	—	20	—
Income from Securities Lending	2,692	3,507	337	9,906	2,591
Total Investment Income	37,947	40,585	43,523	66,017	17,140
Expenses
Investment Advisory Services Fees	1,638	918	1,246	1,999	705
Accounting & Transfer Agent Fees	176	110	140	209	90
Custodian Fees	481	424	115	818	197
Shareholders’ Reports	9	5	6	11	4
Directors’/Trustees’ Fees & Expenses	14	8	10	17	6
Professional Fees	45	26	33	77	20
Other	24	15	18	31	8
Total Expenses	2,387	1,506	1,568	3,162	1,030
Fees Paid Indirectly	(7)	(3)	(3)	(8)	(1)
Net Expenses	2,380	1,503	1,565	3,154	1,029
Net Investment Income (Loss)	35,567	39,082	41,958	62,863	16,111
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	15,297	27,956	(16,423)	(4,064)	26,982
Futures	(283)	(140)	236	69	—
Foreign Currency Transactions	593	(236)	339	(359)	111
Change in Unrealized Appreciation
(Depreciation) of:
Investment Securities and Foreign Currency	(47,991)	3,183	247,250	694	(63,323)
Translation of Foreign Currency
Denominated Amounts	(76)	(94)	(35)	(285)	(7)
Net Realized and Unrealized
Gain (Loss)	(32,460)	30,669	231,367	(3,945)	(36,237)
Net Increase (Decrease) in Net Assets
Resulting from Operations	$3,107	$69,751	$273,325	$58,918	$(20,126)

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Japanese		The Asia Pacific
	Small Company		Small Company
	Series		Series
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,
	2012	2011	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$35,567	$29,896	$39,082	$36,987
Net Realized Gain (Loss) on:
Investment Securities Sold	15,297	17,637	27,956	71,818
Futures	(283)	—	(140)	—
Foreign Currency Transactions	593	93	(236)	521
Change in Unrealized Appreciation
(Depreciation) of:
Investment Securities and Foreign Currency	(47,991)	66,983	3,183	(158,023)
Translation of Foreign Currency
Denominated Amounts	(76)	(598)	(94)	109
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,107	114,011	69,751	(48,588)
Transactions in Interest:
Contributions	385,924	212,545	161,440	80,765
Withdrawals	(205,115)	(35,341)	(134,065)	(60,581)
Net Increase (Decrease) from
Transactions in Interest	180,809	177,204	27,375	20,184
Total Increase (Decrease) in Net Assets	183,916	291,215	97,126	(28,404)
Net Assets
Beginning of Period	1,502,815	1,211,600	906,734	935,138
End of Period	$1,686,731	$1,502,815	$1,003,860	$906,734

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The United Kingdom		The Continental
	Small Company		Small Company
	Series		Series
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,
	2012	2011	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$41,958	$42,984	$62,863	$61,832
Net Realized Gain (Loss) on:
Investment Securities Sold	(16,423)	18,980	(4,064)	66,872
Futures	236	—	69	(287)
Foreign Currency Transactions	339	33	(359)	(576)
Change in Unrealized Appreciation
(Depreciation) of:
Investment Securities and Foreign Currency	247,250	(66,130)	694	(377,057)
Translation of Foreign Currency
Denominated Amounts	(35)	53	(285)	52
Net Increase (Decrease) in Net Assets
Resulting from Operations	273,325	(4,080)	58,918	(249,164)
Transactions in Interest:
Contributions	92,609	125,970	260,944	225,654
Withdrawals	(34,941)	(24,739)	(76,446)	(47,211)
Net Increase (Decrease) from
Transactions in Interest	57,668	101,231	184,498	178,443
Total Increase (Decrease) in Net Assets	330,993	97,151	243,416	(70,721)
Net Assets
Beginning of Period	1,133,845	1,036,694	2,001,763	2,072,484
End of Period	$1,464,838	$1,133,845	$2,245,179	$2,001,763

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Canadian
	Small Company
	Series
	Year	Year
	Ended	Ended
	Oct. 31,	Oct. 31,
	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$16,111	$13,890
Net Realized Gain (Loss) on:
Investment Securities Sold	26,982	38,405
Foreign Currency Transactions	111	(110)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(63,323)	(68,747)
Translation of Foreign Currency Denominated Amounts	(7)	4
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,126)	(16,558)
Transactions in Interest:
Contributions	11,500	130,949
Withdrawals	(38,550)	(41,851)
Net Increase (Decrease) from Transactions in Interest	(27,050)	89,098
Total Increase (Decrease) in Net Assets	(47,176)	72,540
Net Assets
Beginning of Period	736,262	663,722
End of Period	$689,086	$736,262

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Japanese Small Company Series							The Asia Pacific Small Company Series
					Period							Period
	Year	Year	Year	Year	Dec. 1,		Year	Year	Year	Year	Year	Dec. 1,		Year
	Ended	Ended	Ended	Ended	2007 to		Ended	Ended	Ended	Ended	Ended	2007 to		Ended
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,		Nov. 30,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,		Nov. 30,
	2012	2011	2010	2009	2008		2007	2012	2011	2010	2009	2008		2007
Total Return	0.54%	10.07%	0.72%	22.69%	(26.87	)%(C)	(1.16)%	7.48%	(5.15)%	28.91%	84.98%	(57.75	)%(C)	47.23%
Net Assets, End of Period
(thousands)	$1,686,731	$1,502,815	$1,211,600	$1,183,036	$1,062,964		$1,504,821	$1,003,860	$906,734	$935,138	$680,997	$441,237		$1,205,154
Ratio of Expenses to Average
Net Assets	0.15%	0.14%	0.14%	0.15%	0.13	%(B)	0.13%	0.16%	0.16%	0.17%	0.18%	0.15	%(B)	0.15%
Ratio of Expenses to Average
Net Assets (Excluding Fees
Paid Indirectly)	0.15%	0.14%	0.14%	0.15%	0.13	%(B)	0.13%	0.16%	0.16%	0.17%	0.18%	0.15	%(B)	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.17%	2.07%	1.95%	2.15%	2.64	%(B)	1.94%	4.26%	3.78%	3.64%	4.00%	4.33	%(B)	3.58%
Portfolio Turnover Rate	7%	5%	10%	7%	10	%(C)	9%	18%	17%	18%	23%	20	%(C)	25%

	The United Kingdom Small Company Series							The Continental Small Company Series
					Period							Period
	Year	Year	Year	Year	Dec. 1,		Year	Year	Year	Year	Year	Dec. 1,		Year
	Ended	Ended	Ended	Ended	2007 to		Ended	Ended	Ended	Ended	Ended	2007 to		Ended
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,		Nov. 30,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,		Nov. 30,
	2012	2011	2010	2009	2008		2007	2012	2011	2010	2009	2008		2007
Total Return	23.41%	0.20%	25.94%	43.51%	(50.77	)%(C)	2.42%	2.29%	(10.75)%	15.37%	43.78%	(49.66	)%(C)	17.49%
Net Assets, End of Period
(thousands)	$1,464,838	$1,133,845	$1,036,694	$770,472	$555,390		$1,158,580	$2,245,179	$2,001,763	$2,072,484	$1,630,892	$1,111,585		$2,256,122
Ratio of Expenses to Average
Net Assets	0.13%	0.13%	0.13%	0.14%	0.12	%(B)	0.12%	0.16%	0.15%	0.15%	0.16%	0.14	%(B)	0.14%
Ratio of Expenses to Average
Net Assets (Excluding Fees
Paid Indirectly)	0.13%	0.13%	0.13%	0.14%	0.12	%(B)	0.12%	0.16%	0.15%	0.15%	0.16%	0.14	%(B)	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.37%	3.76%	2.86%	4.02%	3.79	%(B)	2.72%	3.15%	2.72%	2.24%	2.93%	3.49	%(B)	2.16%
Portfolio Turnover Rate	6%	7%	15%	10%	25	%(C)	12%	9%	10%	12%	7%	18	%(C)	12%
See page 65 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Canadian Small Company Series
	Year	Year	Year	Year	Period		Period
	Ended	Ended	Ended	Ended	Dec. 1, 2007		April 2, 2007(a)
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,	to		to
	2012	2011	2010	2009	Oct. 31, 2008		Nov. 30, 2007
Total Return	(2.51)%	0.27%	43.17%	61.67%	(56.44	)%(C)	10.20	%(C)
Net Assets, End of Period (thousands)	$689,086	$736,262	$663,722	$365,181	$232,873		$213,529
Ratio of Expenses to Average Net Assets	0.15%	0.14%	0.15%	0.17%	0.18	%(B)	0.26	%(B)(E)
Ratio of Expenses to Average Net Assets
(Excluding Fees Paid Indirectly)	0.15%	0.14%	0.15%	0.17%	0.18	%(B)	0.26	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.29%	1.72%	1.05%	1.37%	0.97	%(B)	0.47	%(B)(E)
Portfolio Turnover Rate	22%	24%	10%	23%	21	%(C)	6	%(C)
See page 65 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY
NOTES TO FINANCIAL STATEMENTS
October 31, 2012

A. Organization:

     The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve portfolios, five of which are included in this section of the report (collectively, the “Series”).

International Equity Portfolios
The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series

     At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

     The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

     1. Security Valuation: The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

     • Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

     • Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     • Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

     Securities held by the Domestic Equity Portfolio and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolio and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolio and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

     Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolio and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

     The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

     Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

     A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in the Security Valuation note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The Series had no material transfers between Level 1 and Level 2 during the year ended October 31, 2012.

     2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

     The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

     Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

     3. Deferred Compensation Plan: Each eligible Director/Trustee of the Trust may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

     Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s/Trustee’s deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s/Trustee’s first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s/Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board of the Fund (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of October 31, 2012, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

     4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

     The International Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

     The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Trust. For the year ended October 31, 2012, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%

Earned Income Credit:

     In addition, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Series custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the year ended October 31, 2012, expenses reduced were as follows (amounts in thousands):

Fees Paid
Indirectly
The Japanese Small Company Series	$7
The Asia Pacific Small Company Series	3
The United Kingdom Small Company Series	3
The Continental Small Company Series	8
The Canadian Small Company Series	1

Fees Paid to Officers and Directors/Trustees:

     Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2012, the total related amounts paid by the Trust to the CCO were $82 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

     At October 31, 2012, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The Japanese Small Company Series	$43
The Asia Pacific Small Company Series	21
The United Kingdom Small Company Series	25
The Continental Small Company Series	51
The Canadian Small Company Series	12

E. Purchases and Sales of Securities:

     For the year ended October 31, 2012, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
The Japanese Small Company Series	$326,323	$108,934
The Asia Pacific Small Company Series	226,329	161,647
The United Kingdom Small Company Series	174,201	73,000
The Continental Small Company Series	454,150	189,112
The Canadian Small Company Series	152,466	175,235

     There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

     No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

     At October 31, 2012, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

				Net
				Unrealized
	Federal Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	(Depreciation)	(Depreciation)
The Japanese Small Company Series	$2,103,510	$190,394	$(393,733)	$(203,339)
The Asia Pacific Small Company Series	1,180,363	242,749	(227,501)	15,248
The United Kingdom Small Company Series	1,220,692	426,464	(161,422)	265,042
The Continental Small Company Series	2,588,006	453,225	(509,755)	(56,530)
The Canadian Small Company Series	1,004,183	105,385	(201,761)	(96,376)

     The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

     Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Series’ tax positions and has concluded that no additional provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Financial Instruments:

     In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

     1. Repurchase Agreements: The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     2. Foreign Markets Risks: Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities by the Series may be inhibited.

Derivative Financial Instruments:

     Summarized below are the specific types of derivative instruments used by the Series.

     3. Futures Contracts: The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

     The following is a summary of the Series’ location and value of derivative instrument holdings on the Series’ Statements of Operations categorized by primary risk exposure for the year ended October 31, 2012 (amounts in thousands):

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net Realized Gain (Loss) on: Futures

Realized Gain (Loss)
on Derivatives
Recognized in Income
Equity
Contracts
The Japanese Small Company Series*	$(283)
The Asia Pacific Small Company Series*	(140)
The United Kingdom Small Company Series*	236
The Continental Small Company Series*	69

     *As of October 31, 2012, there were no futures contracts outstanding. During the year ended October 31, 2012, the Series had limited activity in futures contracts.

H. Line of Credit:

     The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 22, 2011 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on July 6, 2013. There were no borrowings by the Series under this line of credit during the year ended October 31, 2012.

     The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 13, 2012 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 11, 2013. The Trust expects to enter into a new line of credit with substantially the same terms as its existing line of credit prior to its expiration.

     For the year ended October 31, 2012, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted	Weighted	Number of	Interest	Maximum Amount
	Average	Average	Days	Expense	Borrowed During
	Interest Rate	Loan Balance	Outstanding*	Incurred	the Period
The Japanese Small Company Series	0.87%	$483	9	—	$1,800
The Asia Pacific Small Company Series	0.86%	508	32	—	2,385
The United Kingdom Small Company Series	0.86%	304	10	—	2,542
The Continental Small Company Series	0.91%	1,700	10	—	3,042
The Canadian Small Company Series	0.79%	24	5	—	121

*Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2012 that each Series’ available line of credit was utilized.

     At October 31, 2012, only The Asia Pacific Small Company Series had a loan outstanding in the amount of $401 (in thousands).

I. Securities Lending:

     As of October 31, 2012, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

     Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Such Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

     Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

     In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

     In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. Generally Accepted Accounting Principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the financial statements.

L. Other:

     The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

     Management has evaluated the impact of all subsequent events on the Series and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The Canadian Small Company Series (constituting portfolios within the DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodians, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2012

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

     Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

     Each Board has four standing committees, an Audit Committee, a Nominating Committee, a Portfolio Performance and Service Review Committee (the “Performance Committee”) and an Independent Review Committee (the “Review Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2012.

     Each Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee did not meet during the fiscal year ended October 31, 2012.

     Each Board’s Performance Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, Edward P. Lazear, John P. Gould and Myron S. Scholes. Each member of the Performance Committee is a disinterested Trustee/Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2012.

     Each Board’s Review Committee consists of both interested and disinterested Trustees/Directors. The Review Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. The Review Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Review Committee may (i) review the design of possible new series of the Fund, (ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios’ investment strategies, (iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. The Review Committee was formed on December 17, 2010, and there were two Review Committee meetings held during the fiscal year ended October 31, 2012.

     Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

     The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG and DIG. Trustee of DFAITC and DEM. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 64	Since Inception	100 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG and DIG. Trustee of DFAITC and DEM. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 73	Since Inception	100 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Trustee, Harbor Fund (registered investment company) (30 Portfolios) (since 1994). Formerly, Member of the Board of Milwaukee Mutal Insurance Company (1997-2010).

Roger G. Ibbotson Director of DFAIDG and DIG. Trustee of DFAITC and DEM. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 68	Since Inception	100 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006). Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).

Edward P. Lazear Director of DFAIDG and DIG. Trustee of DFAITC and DEM. Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 Age: 64	Since 2010	100 portfolios in 4 investment companies

Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009). Formerly, Chairman of the President George W. Bush’s Council of Economic Advisers (2006-2009). Formerly, Council of Economic Advisors, State of California (2005-2006). Formerly, Commissioner, White House Panel on Tax Reform (2005).

Myron S. Scholes Director of DFAIDG and DIG. Trustee of DFAITC and DEM. c/o Dimensional Fund Advisors, LP 6300 Bee Cave Road Building 1 Austin, TX 78746 Age: 70	Since Inception	100 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).

Abbie J. Smith Director of DFAIDG and DIG. Trustee of DFAITC and DEM. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 58	Since 2000	100 portfolios in 4 investment companies

Boris and Irene Stern Distinguished Service Professor of Accounting, The University of Chicago Booth School of Business (since 1980). Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Trustee, UBS Funds (4 investment companies within the fund complex) (52 portfolios) (since 2009).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*
David G. Booth Chairman,
Director, Co-Chief Executive
Officer and President of
DFAIDG and DIG.
Chairman, Trustee, Co-Chief
Executive Officer and
President of DFAITC and DEM.
6300 Bee Cave Road,
Building One Austin,
Texas 78746
Age: 65	Since Inception	100 portfolios in 4 investment companies

Chairman, Director/Trustee, President, and Co-Chief Executive Officer (since January 2010) of Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC, DFA Australia Limited, Dimensional Cayman Commodity Fund I Ltd., Dimensional Japan Ltd. and Dimensional Advisors Ltd. Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. President, Dimensional SmartNest (US) LLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Chief Executive Officer (until 2010) and Chief Investment Officer (2003-2007) of Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company and Dimensional Holdings Inc. Formerly, Chief Investment Officer of Dimensional Fund Advisors Ltd. Formerly, President and Chief Investment Officer of DFA Australia Limited. Formerly, Director, SA Funds (registered investment company).

Eduardo A. Repetto Director,
Co-Chief Executive Officer
and Chief Investment Officer
of DFAIDG and DIG. Trustee,
Co-Chief Executive Officer
and Chief Investment Officer
of DFAITC and DEM. 6300
Bee Cave Road,
Building One Austin,
TX 78746
Age: 45

	Since 2009	100 portfolios in 4 investment companies

Co-Chief Executive Officer (since January 2010), Chief Investment Officer (since March 2007) and Director/Trustee of Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company and Dimensional Cayman Commodity Fund I Ltd. Co-Chief Executive Officer, President and Chief Investment Officer of Dimensional Fund Advisors Canada ULC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC, Dimensional Funds II PLC, Dimensional Japan Ltd. and Dimensional Advisors Ltd. Co-Chief Executive Officer of Dimensional Retirement Plan Services LLC. Formerly, Vice President of Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

Officers

     The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities LLC (prior to April 6, 2009, DFA Securities Inc.), DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President, Global Business Development Age: 49	Since 2008

Vice President of all the DFA Entities. Vice President Global Business Development of all the DFA Entities. Formerly, Chief Learning Officer of Dimensional (2008-2011); Regional Director of Dimensional (2004-2008).

Robyn G. Alcorta Vice President Age: 37	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President Business Development at Capson Physicians Insurance Company (2010-2012); Vice President at Charles Schwab (2007-2010).
Darryl D. Avery Vice President Age: 46	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow Vice President Age: 56	Since 1993	Vice President of all the DFA Entities.
John T. Blood Vice President Age: 43	Since 2011

Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2010-January 2011); Chief Market Strategist at Commonwealth Financial (2007-2010); Director of Research at Commonwealth Financial (2000-2007).

Scott A. Bosworth Vice President Age: 43	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown Vice President and Assistant Secretary Age: 45	Since 2001

Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., Dimensional Cayman Commodity Fund I Ltd., Dimensional Retirement Plan Services LLC, Dimensional Fund Advisors Pte. Ltd., Dimensional Hong Kong Limited. Director, Vice President and Assistant Secretary of Dimensional Fund Advisors Canada ULC.

David P. Butler Vice President Age: 48	Since 2007	Vice President of all the DFA Entities. Head of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional (January 1995 to January 2005).
Douglas M. Byrkit Vice President Age: 41	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010-January 2012); Regional Director at Russell Investments (April 2006-December 2010).
James G. Charles Vice President Age: 56	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2008-2010); Vice President, Client Portfolio Manager at American Century Investments (2001-2008).
Joseph H. Chi Vice President Age: 46	Since 2009

Vice President of all the DFA Entities. Co-Head of Portfolio Management of Dimensional (since March 2012). Sr. Portfolio Manager of Dimensional (since January 2012). Formerly, Portfolio Manager for Dimensional (October 2005-January 2012).

Stephen A. Clark Vice President Age: 40	Since 2004

Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC. Head of Institutional, North America (since March 2012). Formerly, Head of Portfolio Management of Dimensional (January 2006-March 2012).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Jeffrey D. Cornell Vice President Age: 36	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002-January 2012).
Robert P. Cornell Vice President Age: 63	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
George H. Crane Vice President Age: 57	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008); Managing Director, Head of Investment Administration and Operations at State Street Research & Management Company (2002-2005).
Christopher S. Crossan Vice President and Global Chief Compliance Officer Age: 46	Since 2004	Vice President and Global Chief Compliance Officer of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., Dimensional SmartNest LLC, Dimensional SmartNest (US) LLC and Dimensional Retirement Plan Services LLC. Chief Compliance Officer of Dimensional Fund Advisors Canada ULC.
James L. Davis Vice President Age: 55	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere Vice President Age: 55	Since 1994	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.
Peter F. Dillard Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional (April 2006-August 2008).
Robert W. Dintzner Vice President and Chief Communications Officer Age: 42	Since 2001	Vice President of all the DFA Entities. Chief Communications Officer of Dimensional (since 2010).
Richard A. Eustice Vice President and Assistant Secretary Age: 47	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 41	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall Vice President Age: 38	Since 2008	Vice President of all the DFA Entities. Co-Head of Portfolio Management of Dimensional (since March 2012). Sr. Portfolio Manager of Dimensional (since January 2012). Formerly, Portfolio Manager for Dimensional (since September 2004).
Jeremy P. Freeman Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).
Mark R. Gochnour Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Tom M. Goodrum Vice President Age: 44	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004-January 2012).
Henry F. Gray Vice President Age: 45	Since 2000	Vice President of all the DFA Entities.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
John T. Gray Vice President Age: 38	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Christian Gunther Vice President Age: 37	Since 2011	Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader for Dimensional Fund Advisors Ltd. (2009-2012); Trader for Dimensional Fund Advisors Ltd. (2008-2009); Trader for Dimensional Fund Advisors LP (2004-2008).
Joel H. Hefner Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 38	Since 2005	Vice President and Fund Controller of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd. and Dimensional Japan Ltd.
Kevin B. Hight Vice President Age: 44	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho Vice President Age: 44	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath Vice President Age: 52	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
Jeff J. Jeon Vice President Age: 38	Since 2004	Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd.
Stephen W. Jones Vice President Age: 44	Since 2012	Vice President of all the DFA Entities. Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008-January 2012); General Manager at Intereity Investments (March 2007-October 2008).
Patrick M. Keating Vice President and Chief Operating Officer Age: 57	Since 2003	Vice President and Chief Operating Officer of all the DFA Entities, Dimensional Cayman Commodity Fund I Ltd., Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Pte. Ltd., Dimensional Hong Kong Limited and Dimensional Retirement Plan Services LLC. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited, Dimensional Fund Advisors Ltd., Dimensional Japan Ltd., Dimensional Advisors Ltd. and Dimensional Fund Advisors Pte. Ltd. Director and Vice President of Dimensional Hong Kong Limited.
Glenn E. Kemp Vice President Age: 64	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006-January 2012).
David M. Kershner Vice President Age: 41	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Seyun Alice Kim Vice President Age: 32	Since 2012	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (January 2006-January 2012).
Timothy R. Kohn Vice President Age: 41	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional (since August 2010). Formerly, Chief DC Strategist, Barclays Global Investors (2005-2009).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 40	Since 2004	Vice President of all the DFA Entities. Sr. Portfolio Manager of Dimensional (since January 2012). Formerly, Portfolio Manager for Dimensional (April 2007-January 2012).
Stephen W. Kurad Vice President Age: 43	Since 2011	Vice President of all the DFA Entities. Regional Director for Dimensional (2007-2010).
Michael F. Lane Vice President Age: 45	Since 2004	Vice President of all the DFA Entities. Chief Executive Officer of Dimensional SmartNest (US) LLC (since 2012).
Francis R. Lao Vice President Age: 43	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President - Global Operations at Janus Capital Group (2005-2011).
Juliet Lee Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Marlena I. Lee Vice President Age: 31	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional (July 2008-2010).
Apollo D. Lupescu Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 39	Since 2010	Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 42	Since 2008	Vice President of all the DFA Entities and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008).
David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 55	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Advisors Ltd., Dimensional Fund Advisors Pte. Ltd., Dimensional Hong Kong Limited and Dimensional Fund Advisors Canada ULC. Chief Financial Officer, Treasurer, and Vice President of Dimensional SmartNest LLC, Dimensional SmartNest (US) LLC, Dimensional Cayman Commodity Fund I Ltd. and Dimensional Retirement Plan Services LLC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Statutory Auditor of Dimensional Japan Ltd.
Catherine L. Newell Vice President and Secretary Age: 48	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities and Dimensional Retirement Plan Services LLC (since June 2012). Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003), Dimensional SmartNest LLC, Dimensional SmartNest (US) LLC, Dimensional Cayman Commodity Fund I Ltd., Dimensional Japan Ltd. (since February 2012), Dimensional Advisors Ltd. (since March 2012), Dimensional Fund Advisors Pte. Ltd. (since June 2012) and Dimensional Hong Kong Limited (since August 2012). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Director of Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Pte. Ltd. and Dimensional Hong Kong Limited (since August 2012 and July 2012).
Christian A. Newton Vice President Age: 37	Since 2009	Vice President of all DFA Entities. Web Services Manager for Dimensional (since January 2008). Formerly, Design Manager of Dimensional (2005-2008).
Pamela B. Noble Vice President Age: 48	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (2008-2010). Formerly, Vice President and Portfolio Manager at USAA Investment Management Company (2001-2006).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 38	Since 2010	Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd. Deputy General Counsel, Funds (since 2011). Counsel for Dimensional (2007-2011). Formerly, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2004 to 2006).
Daniel C. Ong Vice President Age: 38	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since July 2005).
Kyle K. Ozaki Vice President Age: 34	Since 2010	Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since January 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.
David A. Plecha Vice President Age: 51	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd. and Dimensional Fund Advisors Canada ULC.
Allen Pu Vice President Age: 41	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (July 2006-2010).
Theodore W. Randall Vice President Age: 39	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
Savina B. Rizova Vice President Age: 31	Since 2012	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (June 2011-January 2012); Research Assistant for Dimensional Fund Advisors LP (July 2004-August 2007).
L. Jacobo Rodriguez Vice President Age: 41	Since 2005	Vice President of all the DFA Entities.
Julie A. Saft Vice President Age: 53	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 66	Since 2001	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada ULC.
Walid A. Shinnawi Vice President Age: 50	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (March 2006-January 2010).
Bruce A. Simmons Vice President Age: 47	Since 2009	Vice President of all the DFA Entities. Investment Operations Manager for Dimensional (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007).
Edward R. Simpson Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 37	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Andrew D. Smith Vice President Age: 44	Since 2011	Vice President of all the DFA Entities. Project Manager for Dimensional (2007-2010). Formerly, Business Analyst Manager, National Instruments (2003-2007).
Grady M. Smith Vice President Age: 56	Since 2004	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada ULC.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 49	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth Vice President Age: 64	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman Vice President Age: 39	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
John H. Totten Vice President Age: 34	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008-January 2012).
Robert C. Trotter Vice President Age: 54	Since 2009	Vice President of all the DFA Entities. Senior Manager, Technology for Dimensional (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 46	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 42	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since 2004).
Weston J. Wellington Vice President Age: 61	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional (since 2007).
Paul E. Wise Vice President Age: 57	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004).
Faith A. Yando Vice President Age: 50	Since 2011	Vice President of all the DFA Entities. Formerly, Senior Vice President, Global Public Relations at Natixis Global Asset Management (2008-2011); Senior Vice President, Media Relations at Bank of America (2007-2008).
Joseph L. Young Vice President Age: 33	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional (2005-2010).

1	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

     A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS
(Unaudited)

     For shareholders that do not have an October 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2011 to October 31, 2012, the Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualifying For
	Net				Corporate					Qualifying
	Investment	Short-Term	Long-Term		Dividends	Qualifying	Foreign	Foreign	Qualifying	Short-Term
DFA Investment	Income	Capital Gain	Capital Gain	Total	Received	Dividend	Tax	Source	Interest	Capital
Dimensions Group Inc.	Distributions	Distributions	Distributions	Distributions	Deduction(1)	Income(2)	Credit(3)	Income(4)	Income(5)	Gain(6)
International Small Company
Portfolio	61%	—	39%	100%	100%	100%	4%	91%	100%	100%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(4)	“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(5)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(6)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

PORTFOLIOS OF INVESTMENTS
SA U.S. FIXED INCOME FUND
SA GLOBAL FIXED INCOME FUND
SA U.S. CORE MARKET FUND
SA U.S. VALUE FUND
SA U.S. SMALL COMPANY FUND
SA INTERNATIONAL VALUE FUND
SA INTERNATIONAL SMALL COMPANY FUND
SA EMERGING MARKETS VALUE FUND
SA REAL ESTATE SECURITIES FUND

LWI FINANCIAL INC.
3055 OLIN AVENUE, SUITE 2000 | SAN JOSE, CA 95128
800.366.7266 | SA-FUNDS.COM

SA FUNDS ARE SPONSORED BY LWI FINANCIAL INC.
AND DISTRIBUTED BY LORING WARD SECURITIES INC.,
MEMBER FINRA/SIPC, THIS REPORT IS PREPARED FOR THE
GENERAL INFORMATION OF SHAREHOLDERS AND IS NOT
AN OFFER OF SHARES OF THE SA FUNDS. SHARES ARE SOLD
ONLY THROUGH THE CURRENTLY EFFECTIVE PROSPECTUS,
WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s chief executive officer and chief financial and accounting officer.

(c) The registrant has not made any amendment to its code of ethics during the period covered by this Form N-CSR.

(d) The registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees (the “Board”) has determined that the registrant has three members serving on the registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) The audit committee financial experts are Bryan W. Brown, Harold M. Shefrin and Charles M. Roame. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The firm of PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees.
For the fiscal years ended June 30, 2013 and June 30, 2012, the aggregate fees billed for professional services rendered by PwC for the audit of the registrant’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $272,435 and $264,500, respectively.

(b) Audit-Related Fees.
For the fiscal years ended June 30, 2013 and June 30, 2012, the aggregate fees billed for assurance and related services rendered by PwC that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $15,000 and $15,000, respectively. Services for which fees in the Audit-Related Fees category are billed include PwC’s reasonable out-of-pocket expenses and ticket charges for booking travel related to conducting the audit.

For the twelve month periods ended June 30, 2013 and June 30, 2012, aggregate Audit-Related Fees billed by PwC that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees.
For the fiscal years ended June 30, 2013 and June 30, 2012, the aggregate fees billed for tax compliance, tax advice and tax planning by PwC were $62,512 and $60,687, respectively. Services for which fees in the Tax Fees category are billed include PwC’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as PwC’s review of excise tax distribution calculations.

For the twelve month periods ended June 30, 2013 and June 30, 2012, the aggregate Tax Fees billed by PwC that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d) All Other Fees.
For the fiscal years ended June 30, 2013 and June 30, 2012, the aggregate fees billed by PwC to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $6,300 and $4,775, respectively. Services for which fees in this category were billed include serving as a required tax consultant in India for SA Emerging Markets Value Fund.

For the twelve month periods ended June 30, 2013 and June 30, 2012, the aggregate fees in this category billed by PwC that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures.
The registrant’s Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by PwC to the registrant, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Pre-approval of audit and non-audit services is not required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee has not established such policies and procedures.

(e)(2) Percentage of Services.
None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended June 30, 2013 and June 30, 2012, aggregate non-audit fees billed by PwC for services rendered to the registrant were $62,512 and $80,466, respectively.

For the twelve month periods ended June 30, 2013 and June 30, 2012, aggregate non-audit fees billed by PwC for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
P.L.C.	Public Limited Company
STRIP	Separate Trading of Registered Interest and Principal of Securities
SA	Special Assessment

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
—	Amounts designated as — are either zero or rounded to zero.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements.
—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

THE JAPANESE SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2013
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (88.4%)
Consumer Discretionary — (19.7%)
#	Accordia Golf Co., Ltd.	5,759	$6,043,827	0.3%
	Aeon Fantasy Co., Ltd.	57,832	1,064,511	0.1%
	Ahresty Corp.	110,900	678,586	0.0%
*	Aigan Co., Ltd.	96,200	289,834	0.0%
	Aisan Industry Co., Ltd.	170,000	1,675,025	0.1%
#	Akebono Brake Industry Co., Ltd.	83,700	393,354	0.0%
	Alpen Co., Ltd.	95,100	1,828,266	0.1%
	Alpha Corp.	30,400	304,007	0.0%
	Alpine Electronics, Inc.	272,000	2,738,269	0.1%
	Amiyaki Tei Co., Ltd.	235	629,330	0.0%
	Amuse, Inc.	34,099	823,059	0.0%
#*	Anrakutei Co., Ltd.	22,000	87,392	0.0%
	AOI Pro, Inc.	39,000	243,790	0.0%
	AOKI Holdings, Inc.	97,100	2,930,470	0.2%
	Aoyama Trading Co., Ltd.	315,900	8,405,115	0.4%
	Arata Corp.	91,000	355,696	0.0%
	Arcland Sakamoto Co., Ltd.	76,100	1,185,055	0.1%
#	Arnest One Corp.	238,800	4,680,130	0.2%
	Asahi Broadcasting Corp.	28,200	204,006	0.0%
#	Asahi Co., Ltd.	78,200	1,146,922	0.1%
#	Asatsu-DK, Inc.	151,600	3,523,890	0.2%
#*	Ashimori Industry Co., Ltd.	319,000	445,698	0.0%
#	ASKUL Corp.	98,900	1,828,282	0.1%
#	Atom Corp.	15,000	86,927	0.0%
	Atsugi Co., Ltd.	858,000	923,867	0.1%
	Autobacs Seven Co., Ltd.	378,000	5,750,294	0.3%
	Avex Group Holdings, Inc.	188,800	5,959,137	0.3%
	Belluna Co., Ltd.	85,600	913,031	0.1%
	Best Bridal, Inc.	82,200	636,913	0.0%
*	Best Denki Co., Ltd.	396,500	693,919	0.0%
#	Bic Camera, Inc.	4,976	2,150,798	0.1%
	Bookoff Corp.	47,500	334,191	0.0%
	Calsonic Kansei Corp.	881,000	3,668,912	0.2%
#	Can Do Co., Ltd.	78,100	1,167,650	0.1%
#	Central Sports Co., Ltd.	24,900	377,140	0.0%
	Chiyoda Co., Ltd.	133,600	3,420,426	0.2%
	Chofu Seisakusho Co., Ltd.	88,800	1,916,782	0.1%
#	Chori Co., Ltd.	70,400	715,467	0.0%
	Chuo Spring Co., Ltd.	202,000	612,484	0.0%
#*	Clarion Co., Ltd.	691,000	859,965	0.1%
	Cleanup Corp.	131,900	1,043,901	0.1%
	Corona Corp.	80,400	883,435	0.1%
#	Cross Plus, Inc.	22,000	201,413	0.0%
#	DA Consortium, Inc.	50,900	293,847	0.0%
	Daido Metal Co., Ltd.	172,000	1,171,637	0.1%
#	Daidoh, Ltd.	126,100	822,103	0.0%
#*	Daiei, Inc. (The)	685,650	1,983,547	0.1%
	Daiichikosho Co., Ltd.	81,200	2,224,718	0.1%
	Daikoku Denki Co., Ltd.	41,500	792,235	0.0%
	Daimaruenawin Co., Ltd.	400	2,981	0.0%
	Dainichi Co., Ltd.	54,900	413,272	0.0%

1

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	Daisyo Corp.	54,300	$685,027	0.0%
#	DCM Holdings Co., Ltd.	486,000	3,812,874	0.2%
	Descente, Ltd.	234,000	1,647,481	0.1%
#	Doshisha Co., Ltd.	120,400	1,714,853	0.1%
	Doutor Nichires Holdings Co., Ltd.	173,686	2,444,104	0.1%
#	Dunlop Sports Co., Ltd.	77,500	876,921	0.1%
	Dynic Corp.	174,000	301,775	0.0%
	Eagle Industry Co., Ltd.	140,000	1,743,408	0.1%
#	EDION Corp.	528,800	2,994,644	0.2%
	Exedy Corp.	179,600	4,510,604	0.2%
	F&A Aqua Holdings, Inc.	96,320	1,419,970	0.1%
#	F-Tech, Inc.	20,500	315,963	0.0%
#	FCC Co., Ltd.	178,900	4,218,687	0.2%
	Fields Corp.	75,200	1,186,181	0.1%
	Fine Sinter Co., Ltd.	49,000	154,325	0.0%
	First Juken Co., Ltd.	4,900	65,259	0.0%
#	Foster Electric Co., Ltd.	129,400	2,117,095	0.1%
#	France Bed Holdings Co., Ltd.	672,000	1,284,778	0.1%
#	Fuji Co. Ltd/Ehime	100,900	1,828,561	0.1%
	Fuji Corp., Ltd.	127,000	822,029	0.0%
#	Fuji Kiko Co., Ltd.	148,000	449,297	0.0%
#	Fuji Kyuko Co., Ltd.	41,000	414,851	0.0%
	Fuji Oozx, Inc.	6,000	26,196	0.0%
#	Fujibo Holdings, Inc.	732,000	1,758,278	0.1%
	Fujikura Rubber, Ltd.	72,900	248,373	0.0%
#	Fujita Kanko, Inc.	95,100	396,884	0.0%
	Fujitsu General, Ltd.	320,000	3,104,576	0.2%
	FuKoKu Co., Ltd.	30,700	248,208	0.0%
	Funai Electric Co., Ltd.	84,200	827,257	0.0%
	Furukawa Battery Co., Ltd.	81,000	425,024	0.0%
*	Futaba Industrial Co., Ltd.	313,100	1,423,809	0.1%
#	G-7 Holdings, Inc.	29,200	209,480	0.0%
	G-Tekt Corp.	43,500	1,103,305	0.1%
	Gajoen Kanko Co.	37,000	—	0.0%
	Gakken Holdings Co., Ltd.	322,000	889,599	0.1%
	Genki Sushi Co., Ltd.	20,500	250,529	0.0%
#	Geo Holdings Corp.	1,749	1,572,519	0.1%
#	GLOBERIDE, Inc.	530,000	618,028	0.0%
	Goldwin, Inc.	188,000	889,945	0.1%
	Gourmet Kineya Co., Ltd.	87,000	601,321	0.0%
#	GSI Creos Corp.	277,000	415,625	0.0%
	Gulliver International Co., Ltd.	314,400	2,105,093	0.1%
	Gunze, Ltd.	1,071,000	2,588,780	0.1%
	H-One Co., Ltd.	67,400	655,965	0.0%
	H2O Retailing Corp.	11,000	100,556	0.0%
#	Hagihara Industries, Inc.	11,300	162,094	0.0%
#	Hajime Construction Co., Ltd.	28,300	1,576,944	0.1%
	Hakuyosha Co., Ltd.	65,000	143,294	0.0%
#	Happinet Corp.	76,400	565,499	0.0%
	Hard Off Corp. Co., Ltd.	49,700	345,632	0.0%
	Haruyama Trading Co., Ltd.	47,900	327,850	0.0%
*	Haseko Corp.	7,564,500	9,215,662	0.5%

2

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	HI-LEX Corp.	44,200	$866,752	0.1%
	Hiday Hidaka Corp.	47,220	980,258	0.1%
#	Higashi Nihon House Co., Ltd.	206,000	1,195,690	0.1%
	Himaraya Co., Ltd.	35,900	361,703	0.0%
#	Hiramatsu, Inc.	110,700	778,918	0.0%
	HIS Co., Ltd.	101,800	4,350,119	0.2%
#	Honeys Co., Ltd.	92,940	1,015,941	0.1%
*	Hoosiers Holdings Co., Ltd.	153,500	1,213,414	0.1%
#	I Metal Technology Co., Ltd.	142,000	224,754	0.0%
	Ichibanya Co., Ltd.	33,700	1,167,196	0.1%
#*	Ichikoh Industries, Ltd.	294,000	443,410	0.0%
#	Ikyu Corp.	638	759,474	0.0%
#	Imasen Electric Industrial	75,800	1,150,394	0.1%
	Imperial Hotel, Ltd.	9,050	316,060	0.0%
	Intage, Inc.	34,400	796,177	0.0%
	Izuhakone Railway Co., Ltd.	300	—	0.0%
#*	Izutsuya Co., Ltd.	555,000	480,463	0.0%
#*	Janome Sewing Machine Co., Ltd.	787,000	594,465	0.0%
#	Japan Vilene Co., Ltd.	154,000	779,663	0.0%
	Japan Wool Textile Co., Ltd. (The)	332,000	2,363,480	0.1%
	Jidosha Buhin Kogyo Co., Ltd.	79,000	354,320	0.0%
*	Joban Kosan Co., Ltd.	28,000	45,791	0.0%
#	Joshin Denki Co., Ltd.	209,000	1,746,168	0.1%
#	JVC Kenwood Corp.	874,630	2,063,072	0.1%
	K's Holdings Corp.	400	12,674	0.0%
#	Kadokawa Group Holdings, Inc.	113,300	3,633,886	0.2%
	Kasai Kogyo Co., Ltd.	141,000	727,131	0.0%
#	Kawai Musical Instruments Manufacturing Co., Ltd.	446,000	777,435	0.0%
#	Keihin Corp.	260,200	3,963,816	0.2%
#	Keiyo Co., Ltd.	181,300	881,171	0.1%
#	Kentucky Fried Chicken Japan, Ltd.	77,000	1,623,150	0.1%
#	Kimoto Co., Ltd.	102,100	756,337	0.0%
#	Kinugawa Rubber Industrial Co., Ltd.	268,000	1,528,186	0.1%
	Kisoji Co., Ltd.	38,100	719,987	0.0%
	Kitamura Co., Ltd.	2,000	14,154	0.0%
#	Kohnan Shoji Co., Ltd.	184,300	2,092,828	0.1%
#	Kojima Co., Ltd.	145,700	454,671	0.0%
	Komatsu Seiren Co., Ltd.	146,000	704,836	0.0%
	Komeri Co., Ltd.	152,000	3,806,764	0.2%
	Konaka Co., Ltd.	122,960	1,340,822	0.1%
#	Koshidaka Holdings Co., Ltd.	18,600	558,521	0.0%
#	Kourakuen Corp.	2,900	35,741	0.0%
	KU Holdings Co., Ltd.	68,200	546,234	0.0%
	Kura Corp.	63,100	1,095,187	0.1%
	Kurabo Industries, Ltd.	1,255,000	2,022,271	0.1%
	Kuraudia Co., Ltd.	5,700	70,073	0.0%
	KYB Co., Ltd.	892,000	4,449,148	0.2%
	Kyoritsu Maintenance Co., Ltd.	55,660	1,960,059	0.1%
	Kyoto Kimono Yuzen Co., Ltd.	64,300	694,574	0.0%
	LEC, Inc.	42,800	491,657	0.0%
#	Look, Inc.	219,000	641,085	0.0%
#	Mamiya-Op Co., Ltd.	285,000	484,619	0.0%

3

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
#	Marche Corp.	23,000	$190,421	0.0%
	Mars Engineering Corp.	48,400	923,263	0.1%
#*	Maruei Department Store Co., Ltd.	139,000	255,830	0.0%
#*	Maruzen CHI Holdings Co., Ltd.	29,800	84,338	0.0%
#	Maruzen Co. Ltd-General Commercial Kitchen Appliances & Equipment	46,000	378,957	0.0%
*	Matsuya Co., Ltd.	17,300	210,553	0.0%
#	Matsuya Foods Co., Ltd.	48,200	761,059	0.0%
#	Meiko Network Japan Co., Ltd.	67,400	883,145	0.1%
*	Meiwa Estate Co., Ltd.	56,900	232,863	0.0%
	Mikuni Corp.	108,000	330,655	0.0%
	Misawa Homes Co., Ltd.	131,700	2,445,221	0.1%
	Mitsuba Corp.	192,690	2,995,678	0.2%
	Mitsui Home Co., Ltd.	170,000	805,380	0.0%
	Mizuno Corp.	521,000	2,821,396	0.1%
#	Monogatari Corp. (The)	17,600	615,051	0.0%
#	MOS Food Services, Inc.	107,300	1,988,949	0.1%
	Mr Max Corp.	119,000	394,991	0.0%
	Murakami Corp.	11,000	145,268	0.0%
#	Musashi Seimitsu Industry Co., Ltd.	116,100	2,794,068	0.1%
	Nafco Co., Ltd.	31,400	532,015	0.0%
#	Nagawa Co., Ltd.	8,500	144,680	0.0%
*	Naigai Co., Ltd.	1,951,000	1,119,787	0.1%
	Nakayamafuku Co., Ltd.	9,500	72,967	0.0%
#	Next Co., Ltd.	42,400	450,087	0.0%
	Nice Holdings, Inc.	460,000	948,528	0.1%
#	Nidec Copal Corp.	91,800	778,903	0.0%
#	Nidec-Tosok Corp.	109,300	938,615	0.1%
	Nifco, Inc.	260,300	5,502,396	0.3%
	Nihon Plast Co., Ltd.	1,600	8,369	0.0%
	Nihon Tokushu Toryo Co., Ltd.	56,000	220,633	0.0%
#*	Nippon Columbia Co., Ltd.	788,000	326,224	0.0%
	Nippon Felt Co., Ltd.	67,200	283,688	0.0%
#	Nippon Piston Ring Co., Ltd.	470,000	783,511	0.0%
	Nippon Seiki Co., Ltd.	243,400	3,144,845	0.2%
	Nishikawa Rubber Co., Ltd.	14,500	219,613	0.0%
	Nishimatsuya Chain Co., Ltd.	290,300	2,802,346	0.1%
	Nissan Shatai Co., Ltd.	73,023	821,067	0.0%
	Nissan Tokyo Sales Holdings Co., Ltd.	236,000	721,135	0.0%
#	Nissen Holdings Co., Ltd.	200,491	635,999	0.0%
	Nissin Kogyo Co., Ltd.	200,500	3,630,608	0.2%
	Nittan Valve Co., Ltd.	82,800	253,716	0.0%
	Noritsu Koki Co., Ltd.	101,700	660,727	0.0%
	Ohashi Technica, Inc.	19,400	153,850	0.0%
#	Ohsho Food Service Corp.	47,100	1,350,047	0.1%
	Onward Holdings Co., Ltd.	750,000	6,203,597	0.3%
#	OPT, Inc.	50,500	420,260	0.0%
	Otsuka Kagu, Ltd.	39,900	398,151	0.0%
	Pacific Industrial Co., Ltd.	205,400	1,610,037	0.1%
	Pal Co., Ltd.	61,100	1,776,318	0.1%
	Paltac Corp.	188,134	2,490,102	0.1%
	PanaHome Corp.	447,200	2,882,785	0.1%
	Parco Co., Ltd.	98,000	995,189	0.1%

4

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	Paris Miki Holdings, Inc.	164,400	$824,542	0.0%
	PIA Corp.	1,500	23,742	0.0%
	Piolax, Inc.	55,800	1,355,779	0.1%
#*	Pioneer Corp.	1,903,400	3,697,249	0.2%
	Plenus Co., Ltd.	112,700	1,853,299	0.1%
#	Point, Inc.	91,220	4,357,703	0.2%
	Press Kogyo Co., Ltd.	555,000	2,357,492	0.1%
#	Pressance Corp.	33,800	991,272	0.1%
	Proto Corp.	59,400	766,503	0.0%
	Renaissance, Inc.	38,400	261,593	0.0%
#*	Renown, Inc.	326,600	388,935	0.0%
	Resort Solution Co., Ltd.	180,000	377,395	0.0%
	Resorttrust, Inc.	190,308	5,998,555	0.3%
	Rhythm Watch Co., Ltd.	658,000	978,792	0.1%
#	Riberesute Corp.	106	62,021	0.0%
#	Right On Co., Ltd.	78,225	708,149	0.0%
	Riken Corp.	506,000	2,017,678	0.1%
#	Ringer Hut Co., Ltd.	16,200	220,480	0.0%
#	Riso Kyoiku Co., Ltd.	10,591	931,429	0.1%
	Roland Corp.	92,800	858,333	0.1%
	Round One Corp.	412,500	2,496,112	0.1%
#	Royal Holdings Co., Ltd.	139,500	2,033,344	0.1%
	Sagami Chain Co., Ltd.	39,000	306,776	0.0%
#	Saizeriya Co., Ltd.	166,500	2,256,106	0.1%
#	Sakai Ovex Co., Ltd.	307,000	403,974	0.0%
	San Holdings, Inc.	14,000	185,993	0.0%
#	Sanden Corp.	466,000	1,830,654	0.1%
	Sanei Architecture Planning Co., Ltd.	34,500	273,498	0.0%
	Sangetsu Co., Ltd.	150,725	3,764,467	0.2%
#	Sanko Marketing Foods Co., Ltd.	298	276,607	0.0%
	Sankyo Seiko Co., Ltd.	186,700	654,970	0.0%
	Sanoh Industrial Co., Ltd.	140,500	1,008,657	0.1%
	Sanyo Electric Railway Co., Ltd.	68,000	273,473	0.0%
	Sanyo Housing Nagoya Co., Ltd.	49,100	588,105	0.0%
	Sanyo Shokai, Ltd.	678,000	1,694,308	0.1%
	Scroll Corp.	152,100	407,145	0.0%
	Seiko Holdings Corp.	253,407	1,025,829	0.1%
	Seiren Co., Ltd.	290,100	1,804,748	0.1%
#	Senshukai Co., Ltd.	179,000	1,544,049	0.1%
#	Septeni Holdings Co., Ltd.	474	538,694	0.0%
#	Seria Co., Ltd.	95,700	2,889,542	0.1%
#	Shidax Corp.	83,400	400,549	0.0%
#	Shikibo, Ltd.	802,000	887,919	0.1%
	Shimachu Co., Ltd.	271,500	6,675,979	0.3%
	Shimojima Co., Ltd.	23,800	227,853	0.0%
#	Shiroki Corp.	285,000	585,073	0.0%
	Shobunsha Publications, Inc.	279,800	1,653,015	0.1%
	Shochiku Co., Ltd.	56,400	520,582	0.0%
	Showa Corp.	320,400	4,124,945	0.2%
	SKY Perfect JSAT Holdings, Inc.	8,860	4,050,895	0.2%
	SNT Corp.	110,200	381,703	0.0%
	Soft99 Corp.	70,600	427,665	0.0%

5

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	Sotoh Co., Ltd.	49,700	$433,340	0.0%
	SPK Corp.	17,200	294,795	0.0%
	St Marc Holdings Co., Ltd.	45,300	2,044,875	0.1%
	Starbucks Coffee Japan, Ltd.	1,096	935,000	0.1%
	Start Today Co., Ltd.	279,900	5,480,884	0.3%
#	Starts Corp., Inc.	34,000	274,714	0.0%
	Step Co., Ltd.	38,300	322,720	0.0%
#	Studio Alice Co., Ltd.	53,000	752,023	0.0%
	Suminoe Textile Co., Ltd.	328,000	757,395	0.0%
	Sumitomo Forestry Co., Ltd.	405,466	4,942,892	0.2%
	Suncall Corp.	26,000	136,362	0.0%
#*	SxL Corp.	49,000	67,515	0.0%
	T RAD Co., Ltd.	373,000	1,288,014	0.1%
	Tachi-S Co., Ltd.	167,540	2,236,261	0.1%
	Tachikawa Corp.	50,800	239,780	0.0%
	Tact Home Co., Ltd.	533	965,895	0.1%
#	Taiho Kogyo Co., Ltd.	98,300	1,279,198	0.1%
	Taka-Q, Ltd.	22,500	86,354	0.0%
	Takamatsu Construction Group Co., Ltd.	90,500	1,429,957	0.1%
#	Takata Corp.	6,400	137,861	0.0%
	Take And Give Needs Co., Ltd.	5,017	1,117,972	0.1%
#	Takihyo Co., Ltd.	76,000	329,562	0.0%
#	Tamron Co., Ltd.	84,700	1,772,180	0.1%
#	Tbk Co., Ltd.	116,000	533,658	0.0%
#*	Ten Allied Co., Ltd.	50,000	151,186	0.0%
	Tigers Polymer Corp.	59,000	238,844	0.0%
	Toa Corp.	98,000	779,269	0.0%
	Toabo Corp.	529,000	361,652	0.0%
	Toei Animation Co., Ltd.	22,500	525,024	0.0%
	Toei Co., Ltd.	410,000	2,634,465	0.1%
	Tohokushinsha Film Corp.	24,300	219,183	0.0%
	Tokai Rika Co., Ltd.	295,500	5,886,797	0.3%
#	Tokai Rubber Industries, Ltd.	225,500	2,021,838	0.1%
	Token Corp.	43,050	2,376,690	0.1%
#	Tokyo Derica Co., Ltd.	21,700	368,576	0.0%
#	Tokyo Dome Corp.	984,200	6,102,029	0.3%
	Tokyo Soir Co., Ltd.	27,000	71,669	0.0%
#	Tokyu Recreation Co., Ltd.	79,000	430,934	0.0%
#	Tomy Co., Ltd.	375,693	1,755,357	0.1%
	Topre Corp.	210,500	1,819,453	0.1%
#	Toridoll.corp	94,600	982,146	0.1%
#	Tosho Co., Ltd.	20,300	256,702	0.0%
#	Touei Housing Corp.	83,640	1,635,752	0.1%
	Toyo Tire & Rubber Co., Ltd.	1,067,000	5,601,952	0.3%
	TPR Co., Ltd.	117,900	1,853,480	0.1%
	TS Tech Co., Ltd.	235,700	7,486,286	0.4%
	TSI Holdings Co., Ltd.	510,095	3,015,688	0.2%
	Tsukamoto Corp. Co., Ltd.	190,000	272,412	0.0%
	Tsutsumi Jewelry Co., Ltd.	49,300	1,131,539	0.1%
	TV Asahi Corp.	9,000	194,576	0.0%
	Tv Tokyo Holdings Corp.	34,800	597,695	0.0%
	U-Shin, Ltd.	148,800	1,055,092	0.1%
6

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
#	Umenohana Co., Ltd.	2,700	$52,511	0.0%
#	Unipres Corp.	193,400	3,464,163	0.2%
	United Arrows, Ltd.	100,000	4,177,908	0.2%
*	Unitika, Ltd.	2,963,000	1,492,570	0.1%
	Universal Entertainment Corp.	36,000	637,670	0.0%
*	Usen Corp.	659,680	1,010,484	0.1%
	Village Vanguard Co., Ltd.	226	369,134	0.0%
#	VT Holdings Co., Ltd.	148,200	1,812,650	0.1%
	Wacoal Holdings Corp.	225,000	2,248,307	0.1%
	Watabe Wedding Corp.	43,000	315,242	0.0%
#	WATAMI Co., Ltd.	117,000	2,076,878	0.1%
	West Holdings Corp.	14,500	412,216	0.0%
	Wowow, Inc.	253	850,085	0.1%
	Xebio Co., Ltd.	139,800	2,860,430	0.1%
	Yachiyo Industry Co., Ltd.	8,800	59,306	0.0%
	Yamato International, Inc.	20,400	88,480	0.0%
	Yellow Hat, Ltd.	95,400	1,919,888	0.1%
	Yonex Co., Ltd.	40,000	208,791	0.0%
	Yorozu Corp.	91,600	1,520,865	0.1%
	Yutaka Giken Co., Ltd.	600	12,209	0.0%
	Zenrin Co., Ltd.	150,200	1,665,951	0.1%
#	Zensho Holdings Co., Ltd.	313,600	3,578,615	0.2%
	Zojirushi Corp.	83,000	275,506	0.0%
Total Consumer Discretionary			456,022,620	22.2%

Consumer Staples — (8.2%)
	Aderans Co., Ltd.	31,300	434,338	0.0%
#	Aeon Hokkaido Corp.	342,400	1,697,271	0.1%
	Ain Pharmaciez, Inc.	68,500	2,949,267	0.2%
	Arcs Co., Ltd.	179,200	3,497,296	0.2%
	Ariake Japan Co., Ltd.	102,000	2,483,867	0.1%
	Artnature, Inc.	28,300	525,324	0.0%
	Belc Co., Ltd.	34,900	615,944	0.0%
	Cawachi, Ltd.	88,200	1,831,070	0.1%
	Chubu Shiryo Co., Ltd.	106,700	570,282	0.0%
#	Chuo Gyorui Co., Ltd.	93,000	200,527	0.0%
#	Coca-Cola Central Japan Co., Ltd.	157,600	2,389,706	0.1%
	Cocokara fine, Inc.	80,260	2,546,798	0.1%
	CREATE SD HOLDINGS Co., Ltd.	30,200	974,442	0.1%
#	Daikokutenbussan Co., Ltd.	32,600	853,802	0.0%
#	Dr Ci:Labo Co., Ltd.	632	1,680,695	0.1%
#	Dydo Drinco, Inc.	49,800	1,974,870	0.1%
#	Echo Trading Co., Ltd.	11,000	87,629	0.0%
#	Ensuiko Sugar Refining Co., Ltd.	70,000	201,170	0.0%
	Ezaki Glico Co., Ltd.	113,000	1,075,932	0.1%
#	Fancl Corp.	231,000	2,767,916	0.1%
#*	First Baking Co., Ltd.	183,000	213,986	0.0%
	Fuji Oil Co. Ltd/Osaka	330,700	5,722,571	0.3%
	Fujicco Co., Ltd.	117,600	1,341,436	0.1%
#	Fujiya Co., Ltd.	359,000	678,841	0.0%
	Hagoromo Foods Corp.	39,000	429,775	0.0%
	Harashin Narus Holdings Co., Ltd.	68,200	1,167,371	0.1%

7

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Staples — (Continued)
	Heiwado Co., Ltd.	175,700	$2,950,445	0.2%
#	Hohsui Corp.	42,000	49,098	0.0%
#	Hokkaido Coca-Cola Bottling Co., Ltd.	87,000	411,148	0.0%
#	Hokuto Corp.	123,600	2,148,559	0.1%
	House Foods Corp.	22,600	368,578	0.0%
	Inageya Co., Ltd.	172,800	1,653,331	0.1%
	Itochu-Shokuhin Co., Ltd.	27,400	928,927	0.1%
	Itoham Foods, Inc.	796,800	3,513,954	0.2%
#	Iwatsuka Confectionery Co., Ltd.	300	12,963	0.0%
	Izumiya Co., Ltd.	447,000	2,029,270	0.1%
	J-Oil Mills, Inc.	512,000	1,586,599	0.1%
	Kakiyasu Honten Co., Ltd.	15,800	210,241	0.0%
#	Kameda Seika Co., Ltd.	69,100	1,915,560	0.1%
	Kasumi Co., Ltd.	234,300	1,482,710	0.1%
	Kato Sangyo Co., Ltd.	111,300	2,321,275	0.1%
	Kenko Mayonnaise Co., Ltd.	39,800	346,625	0.0%
	KEY Coffee, Inc.	99,200	1,544,065	0.1%
	Kirindo Co., Ltd.	28,300	191,482	0.0%
#	Kose Corp.	176,000	4,869,721	0.2%
#	Kotobuki Spirits Co., Ltd.	11,400	135,538	0.0%
#	Kusuri No Aoki Co., Ltd.	25,100	1,655,233	0.1%
#	Kyodo Shiryo Co., Ltd.	408,000	439,419	0.0%
#	Kyokuyo Co., Ltd.	341,000	874,594	0.1%
#	Life Corp.	183,400	2,302,813	0.1%
#	Lion Corp.	57,000	330,439	0.0%
	Mandom Corp.	103,100	3,422,039	0.2%
	Marudai Food Co., Ltd.	514,000	1,655,507	0.1%
#	Maruetsu, Inc. (The)	375,000	1,155,223	0.1%
	Maruha Nichiro Holdings, Inc.	2,274,069	4,551,916	0.2%
#	Matsumotokiyoshi Holdings Co., Ltd.	169,800	4,902,105	0.2%
	Maxvalu Nishinihon Co., Ltd.	2,400	31,343	0.0%
	Maxvalu Tokai Co., Ltd.	57,500	731,858	0.0%
#	Medical System Network Co., Ltd.	78,200	332,141	0.0%
	Megmilk Snow Brand Co., Ltd.	250,200	3,724,831	0.2%
	Meito Sangyo Co., Ltd.	57,300	586,193	0.0%
*	Mikuni Coca-Cola Bottling Co., Ltd.	171,600	2,057,106	0.1%
	Milbon Co., Ltd.	50,514	1,781,056	0.1%
	Ministop Co., Ltd.	86,700	1,432,903	0.1%
	Mitsubishi Shokuhin Co., Ltd.	87,800	2,190,860	0.1%
	Mitsui Sugar Co., Ltd.	529,850	1,680,695	0.1%
#	Miyoshi Oil & Fat Co., Ltd.	375,000	547,380	0.0%
	Morinaga & Co., Ltd.	1,063,000	2,141,003	0.1%
	Morinaga Milk Industry Co., Ltd.	1,059,000	3,093,032	0.2%
	Morishita Jintan Co., Ltd.	20,800	120,087	0.0%
	Morozoff, Ltd.	134,000	428,076	0.0%
	Nagatanien Co., Ltd.	125,000	1,123,626	0.1%
	Nakamuraya Co., Ltd.	186,000	765,927	0.0%
	Natori Co., Ltd.	20,300	187,019	0.0%
	Nichimo Co., Ltd.	170,000	312,318	0.0%
	Nichirei Corp.	1,309,000	6,779,987	0.3%
#	Nihon Chouzai Co., Ltd.	11,900	348,053	0.0%
	Niitaka Co., Ltd.	7,260	70,404	0.0%

8

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Staples — (Continued)
	Nippon Beet Sugar Manufacturing Co., Ltd.	619,000	$1,117,525	0.1%
	Nippon Flour Mills Co., Ltd.	668,000	3,362,068	0.2%
#	Nippon Formula Feed Manufacturing Co., Ltd.	477,000	582,349	0.0%
#*	Nippon Suisan Kaisha, Ltd.	1,315,000	2,582,170	0.1%
	Nisshin Oillio Group, Ltd. (The)	633,000	2,315,381	0.1%
	Nissin Sugar Co., Ltd.	20,000	426,313	0.0%
	Nitto Fuji Flour Milling Co., Ltd.	64,000	199,237	0.0%
	Noevir Holdings Co., Ltd.	80,000	1,248,326	0.1%
	Oenon Holdings, Inc.	316,000	731,000	0.0%
#	OIE Sangyo Co., Ltd.	20,900	167,950	0.0%
	Okuwa Co., Ltd.	120,000	1,225,577	0.1%
	Olympic Corp.	64,900	464,107	0.0%
	OUG Holdings, Inc.	12,000	21,646	0.0%
	Pigeon Corp.	95,800	7,633,695	0.4%
	Poplar Co., Ltd.	25,760	158,734	0.0%
#	Prima Meat Packers, Ltd.	874,000	1,742,306	0.1%
	Qol Co., Ltd.	200	1,091	0.0%
	Riken Vitamin Co., Ltd.	79,200	1,852,643	0.1%
	Rock Field Co., Ltd.	54,900	1,037,398	0.1%
	Rokko Butter Co., Ltd.	18,600	136,708	0.0%
	S Foods, Inc.	77,762	706,032	0.0%
	S&B Foods, Inc.	1,000	7,411	0.0%
	Sakata Seed Corp.	177,600	2,462,164	0.1%
	San-A Co., Ltd.	45,600	2,208,544	0.1%
	Sapporo Holdings, Ltd.	1,751,000	6,426,060	0.3%
#	Shoei Foods Corp.	44,000	311,181	0.0%
	Showa Sangyo Co., Ltd.	524,000	1,613,599	0.1%
	Sogo Medical Co., Ltd.	27,700	1,050,751	0.1%
	ST Corp.	78,900	805,999	0.0%
	Starzen Co., Ltd.	328,000	858,373	0.0%
	Takara Holdings, Inc.	702,500	6,122,086	0.3%
#	Tobu Store Co., Ltd.	205,000	547,964	0.0%
	Toho Co. Ltd/Kobe	190,000	682,715	0.0%
#	Tohto Suisan Co., Ltd.	138,000	201,459	0.0%
	Torigoe Co., Ltd. (The)	86,600	557,490	0.0%
	Toyo Sugar Refining Co., Ltd.	157,000	150,324	0.0%
	UNY Group Holdings Co., Ltd.	740,300	4,978,800	0.2%
	Uoriki Co., Ltd.	2,400	31,336	0.0%
	Valor Co., Ltd.	181,700	3,375,939	0.2%
	Warabeya Nichiyo Co., Ltd.	80,760	1,234,624	0.1%
	Welcia Holdings Co., Ltd.	42,400	1,945,218	0.1%
	Yaizu Suisankagaku Industry Co., Ltd.	44,800	386,417	0.0%
#	Yamatane Corp.	535,000	905,671	0.1%
	Yamaya Corp.	22,800	316,494	0.0%
	Yaoko Co., Ltd.	43,100	1,585,758	0.1%
	Yokohama Reito Co., Ltd.	238,400	1,897,485	0.1%
	Yomeishu Seizo Co., Ltd.	100,000	816,529	0.0%
	Yuasa Funashoku Co., Ltd.	112,000	246,267	0.0%
#*	Yukiguni Maitake Co., Ltd.	17,956	41,397	0.0%
#	Yutaka Foods Corp.	6,000	105,859	0.0%
Total Consumer Staples			188,923,571	9.2%

9

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Energy — (0.7%)
	AOC Holdings, Inc.	293,100	$917,161	0.0%
#	BP Castrol KK	66,500	281,061	0.0%
*	Cosmo Oil Co., Ltd.	508,000	934,274	0.0%
	Fuji Kosan Co., Ltd.	33,100	196,416	0.0%
	Itochu Enex Co., Ltd.	302,200	1,553,560	0.1%
	Japan Oil Transportation Co., Ltd.	84,000	179,476	0.0%
	Kanto Natural Gas Development, Ltd.	155,000	1,052,440	0.1%
#*	Kyoei Tanker Co., Ltd.	111,000	237,067	0.0%
	Mitsuuroko Holdings Co., Ltd.	194,300	946,248	0.1%
	Modec, Inc.	52,400	1,528,751	0.1%
#	Nippon Gas Co., Ltd.	153,100	1,729,558	0.1%
	Nippon Seiro Co., Ltd.	64,000	168,171	0.0%
#	Sala Corp.	128,500	679,708	0.0%
	San-Ai Oil Co., Ltd.	311,000	1,148,194	0.1%
	Shinko Plantech Co., Ltd.	227,900	1,711,873	0.1%
	Sinanen Co., Ltd.	268,000	991,011	0.1%
	Toa Oil Co., Ltd.	415,000	422,745	0.0%
#	Toyo Kanetsu KK	351,000	874,533	0.0%
Total Energy			15,552,247	0.8%

Financials — (10.0%)
	77 Bank, Ltd. (The)	152,000	721,804	0.0%
	Aichi Bank, Ltd. (The)	54,200	2,440,918	0.1%
	Airport Facilities Co., Ltd.	136,670	809,259	0.0%
#	Aizawa Securities Co., Ltd.	160,000	858,062	0.0%
	Akita Bank, Ltd. (The)	1,113,400	2,756,677	0.1%
	Aomori Bank, Ltd. (The)	1,108,000	2,769,924	0.1%
	Asax Co., Ltd.	17	26,517	0.0%
#	Awa Bank, Ltd. (The)	982,000	5,476,214	0.3%
	Bank of Iwate, Ltd. (The)	99,600	3,838,607	0.2%
	Bank of Kochi, Ltd. (The)	164,000	185,469	0.0%
	Bank of Nagoya, Ltd. (The)	925,297	3,629,705	0.2%
	Bank of Okinawa, Ltd. (The)	108,900	4,583,130	0.2%
	Bank of Saga, Ltd. (The)	771,000	1,576,483	0.1%
	Bank of the Ryukyus, Ltd.	225,280	2,835,507	0.1%
#*	Chiba Kogyo Bank, Ltd. (The)	225,000	1,640,059	0.1%
	Chukyo Bank, Ltd. (The)	676,000	1,248,396	0.1%
#*	Cosmos Initia Co., Ltd.	61,100	486,587	0.0%
	Daibiru Corp.	311,100	3,467,210	0.2%
	Daiichi Commodities Co., Ltd.	13,700	64,673	0.0%
	Daiko Clearing Services Corp.	29,700	188,114	0.0%
	Daikyo, Inc.	1,923,000	5,752,420	0.3%
	Daisan Bank, Ltd. (The)	716,000	1,153,561	0.1%
	Daishi Bank, Ltd. (The)	1,845,000	6,078,463	0.3%
	Daito Bank, Ltd. (The)	898,000	706,574	0.0%
	Ehime Bank, Ltd. (The)	799,000	1,962,929	0.1%
	Eighteenth Bank, Ltd. (The)	1,093,000	2,531,546	0.1%
	FIDEA Holdings Co., Ltd.	496,900	1,083,699	0.1%
	Financial Products Group Co., Ltd.	7,200	84,729	0.0%
	Fukui Bank, Ltd. (The)	1,130,000	2,416,046	0.1%
#	Fukushima Bank, Ltd. (The)	1,342,000	999,810	0.1%
	Fuyo General Lease Co., Ltd.	84,500	3,155,116	0.2%

10

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Financials — (Continued)
	Goldcrest Co., Ltd.	102,890	$2,366,154	0.1%
	Heiwa Real Estate Co., Ltd.	252,000	4,198,998	0.2%
	Higashi-Nippon Bank, Ltd. (The)	832,000	1,720,078	0.1%
	Higo Bank, Ltd. (The)	961,000	5,664,779	0.3%
	Hokkoku Bank, Ltd. (The)	1,547,000	5,361,080	0.3%
	Hokuetsu Bank, Ltd. (The)	1,162,000	2,315,660	0.1%
	Hyakugo Bank, Ltd. (The)	1,348,609	5,604,280	0.3%
	Hyakujushi Bank, Ltd. (The)	1,357,000	4,426,665	0.2%
	IBJ Leasing Co., Ltd.	69,100	1,984,889	0.1%
	Ichiyoshi Securities Co., Ltd.	3,700	43,737	0.0%
#	Iwai Cosmo Holdings, Inc.	104,400	1,208,248	0.1%
#	Jimoto Holdings, Inc.	132,800	320,080	0.0%
	Jowa Holdings Co., Ltd.	28,000	659,479	0.0%
	Juroku Bank, Ltd. (The)	1,738,000	6,344,890	0.3%
	Kabuki-Za Co., Ltd.	39,000	1,929,029	0.1%
	Kagoshima Bank, Ltd. (The)	825,000	5,241,678	0.3%
	Kansai Urban Banking Corp.	657,000	712,136	0.0%
	Keihanshin Building Co., Ltd.	90,800	506,083	0.0%
	Keiyo Bank, Ltd. (The)	955,000	4,813,068	0.2%
	Kita-Nippon Bank, Ltd. (The)	50,006	1,115,872	0.1%
	Kiyo Holdings, Inc.	3,822,900	5,005,502	0.2%
	Kobayashi Yoko Co., Ltd.	69,600	176,075	0.0%
	Kosei Securities Co., Ltd.	47,000	117,640	0.0%
#	Kyokuto Securities Co., Ltd.	13,100	208,889	0.0%
#	Land Business Co., Ltd.	43,200	268,896	0.0%
	Marusan Securities Co., Ltd.	384,300	2,348,963	0.1%
	Michinoku Bank, Ltd. (The)	792,000	1,533,179	0.1%
	Mie Bank, Ltd. (The)	411,000	853,329	0.0%
	Minato Bank, Ltd. (The)	1,076,000	1,890,613	0.1%
#	Mito Securities Co., Ltd.	254,000	1,063,288	0.1%
	Miyazaki Bank, Ltd. (The)	908,000	2,724,654	0.1%
	Monex Group, Inc.	1,343	484,948	0.0%
#	Money Partners Group Co., Ltd.	524	146,710	0.0%
	Musashino Bank, Ltd. (The)	179,600	5,935,172	0.3%
	Nagano Bank, Ltd. (The)	496,000	923,294	0.0%
	Nanto Bank, Ltd. (The)	737,000	3,001,920	0.1%
	New Real Property K.K.	43,900	—	0.0%
#	Nisshin Fudosan Co.	105,500	701,264	0.0%
	North Pacific Bank, Ltd.	945,700	3,476,672	0.2%
	Ogaki Kyoritsu Bank, Ltd. (The)	1,775,000	5,165,666	0.3%
	Oita Bank, Ltd. (The)	966,900	3,061,305	0.2%
#	Okasan Securities Group, Inc.	396,000	3,271,058	0.2%
	Relo Holdings, Inc.	29,500	1,457,043	0.1%
	Ricoh Leasing Co., Ltd.	97,500	2,603,903	0.1%
	San-In Godo Bank, Ltd. (The)	902,000	6,681,091	0.3%
#	Sawada Holdings Co., Ltd.	54,600	379,923	0.0%
	Senshu Ikeda Holdings, Inc.	837,600	4,345,603	0.2%
	Shiga Bank, Ltd. (The)	377,000	1,932,578	0.1%
	Shikoku Bank, Ltd. (The)	978,000	2,310,871	0.1%
	SHIMANE BANK, Ltd. / THE	15,400	197,548	0.0%
	Shimizu Bank, Ltd. (The)	46,000	1,341,598	0.1%
#	Sumitomo Real Estate Sales Co., Ltd.	43,680	2,431,001	0.1%

11

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Financials — (Continued)
	Taiko Bank, Ltd. (The)	182,000	$397,199	0.0%
#	Takagi Securities Co., Ltd.	183,000	694,063	0.0%
	Takara Leben Co., Ltd.	562,400	2,155,547	0.1%
	TOC Co., Ltd.	435,250	2,821,353	0.1%
	Tochigi Bank, Ltd. (The)	745,000	2,565,477	0.1%
	Toho Bank, Ltd. (The)	1,260,200	3,852,477	0.2%
	Tohoku Bank, Ltd. (The)	534,000	758,607	0.0%
	Tokai Tokyo Financial Holdings, Inc.	810,200	5,513,482	0.3%
	Tokyo Rakutenchi Co., Ltd.	218,000	1,056,289	0.1%
#	Tokyo Theatres Co., Inc.	361,000	550,548	0.0%
	Tokyo Tomin Bank, Ltd. (The)	204,700	2,420,549	0.1%
#	Tokyu Livable, Inc.	115,400	2,213,275	0.1%
	Tomato Bank, Ltd.	476,000	859,658	0.0%
	TOMONY Holdings, Inc.	829,450	3,220,833	0.2%
	Tosei Corp.	46,800	333,779	0.0%
	Tottori Bank, Ltd. (The)	332,000	642,334	0.0%
	Towa Bank, Ltd. (The)	1,602,000	1,455,522	0.1%
#	Toyo Securities Co., Ltd.	380,000	1,144,145	0.1%
	Tsukuba Bank, Ltd. (The)	454,300	1,580,376	0.1%
	Yachiyo Bank, Ltd. (The)	64,600	1,953,087	0.1%
	Yamagata Bank, Ltd. (The)	783,500	3,274,513	0.2%
	Yamanashi Chuo Bank, Ltd. (The)	890,000	3,759,518	0.2%
Total Financials			231,327,918	11.2%

Health Care — (4.2%)
	A.S. One Corp.	75,868	1,886,566	0.1%
	ASKA Pharmaceutical Co., Ltd.	131,000	840,927	0.1%
	BML, Inc.	59,800	1,514,233	0.1%
#	CMIC Holdings Co., Ltd.	63,300	1,302,313	0.1%
	Create Medic Co., Ltd.	28,000	239,361	0.0%
	Daito Pharmaceutical Co., Ltd.	42,000	527,258	0.0%
#	Eiken Chemical Co., Ltd.	91,000	1,443,660	0.1%
#	EPS Corp.	1,606	1,792,451	0.1%
	FALCO SD HOLDINGS Co., Ltd.	38,700	478,677	0.0%
	Fuji Pharma Co., Ltd.	32,100	616,380	0.0%
	Fuso Pharmaceutical Industries, Ltd.	427,000	1,354,073	0.1%
	Hitachi Medical Corp.	85,000	1,087,321	0.1%
	Hogy Medical Co., Ltd.	66,500	3,795,527	0.2%
	Iwaki & Co., Ltd.	122,000	230,330	0.0%
	Japan Medical Dynamic Marketing, Inc.	44,900	110,322	0.0%
#	JMS Co., Ltd.	154,000	508,910	0.0%
	Kaken Pharmaceutical Co., Ltd.	393,000	5,822,764	0.3%
	Kawasumi Laboratories, Inc.	61,100	361,071	0.0%
	Kissei Pharmaceutical Co., Ltd.	106,300	2,145,278	0.1%
	KYORIN Holdings, Inc.	214,000	4,920,770	0.2%
#	Mani, Inc.	12,100	417,180	0.0%
#	Message Co., Ltd.	814	2,163,151	0.1%
#	Mochida Pharmaceutical Co., Ltd.	301,000	3,818,771	0.2%
	Nagaileben Co., Ltd.	58,000	965,115	0.1%
	Nakanishi, Inc.	3,600	458,873	0.0%
	Nichi-iko Pharmaceutical Co., Ltd.	13,500	290,195	0.0%
#	Nichii Gakkan Co.	255,500	2,205,006	0.1%

12

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Health Care — (Continued)
	Nihon Kohden Corp.	180,400	$6,888,883	0.3%
	Nikkiso Co., Ltd.	350,000	4,588,673	0.2%
	Nippon Chemiphar Co., Ltd.	151,000	816,108	0.0%
	Nippon Shinyaku Co., Ltd.	265,000	4,419,428	0.2%
#	Nipro Corp.	372,600	4,149,838	0.2%
	Nissui Pharmaceutical Co., Ltd.	70,500	789,449	0.0%
	Paramount Bed Holdings Co., Ltd.	40,600	1,336,098	0.1%
	Rion Co., Ltd.	5,000	55,086	0.0%
	Rohto Pharmaceutical Co., Ltd.	456,000	6,469,357	0.3%
#	Sawai Pharmaceutical Co., Ltd.	14,000	1,671,509	0.1%
	Seikagaku Corp.	179,800	2,170,613	0.1%
	Ship Healthcare Holdings, Inc.	184,300	6,775,059	0.3%
#	Shofu, Inc.	24,800	223,652	0.0%
	Software Service, Inc.	11,200	326,050	0.0%
#	Taiko Pharmaceutical Co., Ltd.	40,700	521,567	0.0%
	Techno Medica Co., Ltd.	55	316,535	0.0%
	Toho Holdings Co., Ltd.	235,000	3,889,750	0.2%
#	Tokai Corp/Gifu	41,300	1,168,028	0.1%
	Torii Pharmaceutical Co., Ltd.	65,200	1,400,046	0.1%
#	Towa Pharmaceutical Co., Ltd.	51,200	2,084,476	0.1%
	Tsukui Corp.	170,000	1,639,701	0.1%
	Vital KSK Holdings, Inc.	184,400	1,389,872	0.1%
#*	Wakamoto Pharmaceutical Co., Ltd.	107,000	291,470	0.0%
#	ZERIA Pharmaceutical Co., Ltd.	108,000	1,641,938	0.1%
Total Health Care			96,319,669	4.7%

Industrials — (25.3%)
#*	A&A Material Corp.	235,000	203,151	0.0%
	Advan Co., Ltd.	96,200	1,247,639	0.1%
	Advanex, Inc.	73,000	75,667	0.0%
#	Aeon Delight Co., Ltd.	80,900	1,467,433	0.1%
	Aica Kogyo Co., Ltd.	277,300	5,558,130	0.3%
	Aichi Corp.	169,900	815,555	0.0%
	Aida Engineering, Ltd.	302,300	2,307,198	0.1%
#	Alinco, Inc.	47,300	346,531	0.0%
	Alps Logistics Co., Ltd.	50,700	491,637	0.0%
#	Altech Corp.	43,850	431,378	0.0%
	Anest Iwata Corp.	169,000	782,733	0.0%
	Asahi Diamond Industrial Co., Ltd.	286,300	2,706,155	0.1%
	Asahi Kogyosha Co., Ltd.	124,000	437,301	0.0%
#*	Asanuma Corp.	796,000	552,343	0.0%
	Asia Air Survey Co., Ltd.	27,000	78,540	0.0%
	Asunaro Aoki Construction Co., Ltd.	154,000	842,879	0.0%
	Bando Chemical Industries, Ltd.	452,000	1,638,906	0.1%
#	Benefit One, Inc.	479	738,216	0.0%
	Bunka Shutter Co., Ltd.	248,000	1,314,732	0.1%
	Central Glass Co., Ltd.	1,089,000	3,416,296	0.2%
	Central Security Patrols Co., Ltd.	43,700	399,693	0.0%
	Chiyoda Integre Co., Ltd.	44,200	555,077	0.0%
	Chudenko Corp.	130,500	1,280,214	0.1%
#	Chugai Ro Co., Ltd.	384,000	977,143	0.1%
	CKD Corp.	302,300	2,607,937	0.1%

13

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
#	Cosel Co., Ltd.	121,500	$1,552,186	0.1%
	CTI Engineering Co., Ltd.	58,300	434,342	0.0%
	Dai-Dan Co., Ltd.	156,000	808,858	0.0%
#	Daido Kogyo Co., Ltd.	146,000	325,717	0.0%
	Daifuku Co., Ltd.	505,000	3,678,536	0.2%
	Daihatsu Diesel Manufacturing Co., Ltd.	68,000	276,753	0.0%
	Daihen Corp.	586,000	2,529,550	0.1%
	Daiho Corp.	763,000	922,260	0.1%
	Daiichi Jitsugyo Co., Ltd.	238,000	1,010,410	0.1%
	Daiki Ataka Engineering Co., Ltd.	63,000	232,229	0.0%
#	Daiseki Co., Ltd.	200,163	3,501,677	0.2%
	Daiseki Eco. Solution Co., Ltd.	72	95,547	0.0%
	Daiwa Industries, Ltd.	178,000	976,532	0.1%
#*	DANTO HOLDINGS Corp.	165,000	166,041	0.0%
	Denyo Co., Ltd.	85,100	1,226,719	0.1%
	Dijet Industrial Co., Ltd.	80,000	122,591	0.0%
	DMW Corp.	4,800	74,618	0.0%
	Duskin Co., Ltd.	262,400	4,933,866	0.2%
#	Ebara Jitsugyo Co., Ltd.	35,500	466,359	0.0%
#	Eidai Co., Ltd.	66,000	256,961	0.0%
	Emori & Co., Ltd.	21,700	265,491	0.0%
#	en-japan, Inc.	475	707,677	0.0%
#*	Enshu, Ltd.	263,000	365,690	0.0%
*	Fudo Tetra Corp.	674,600	956,317	0.1%
	Fujikura, Ltd.	2,032,000	7,192,831	0.4%
#*	Fujisash Co., Ltd.	296,200	493,035	0.0%
	Fujitec Co., Ltd.	379,000	3,794,863	0.2%
#	Fukuda Corp.	511,000	1,524,294	0.1%
	Fukushima Industries Corp.	66,400	804,139	0.0%
#	Fukuyama Transporting Co., Ltd.	657,400	3,809,466	0.2%
	Funai Consulting, Inc.	109,400	804,201	0.0%
	Furukawa Co., Ltd.	1,747,000	2,956,681	0.2%
	Furukawa Electric Co., Ltd.	2,638,000	6,102,937	0.3%
#	Furusato Industries, Ltd.	50,600	448,878	0.0%
	Futaba Corp.	154,300	1,835,504	0.1%
#	Gecoss Corp.	112,400	639,255	0.0%
	Glory, Ltd.	246,600	5,785,612	0.3%
	Hamakyorex Co., Ltd.	37,600	1,295,446	0.1%
	Hanwa Co., Ltd.	1,084,000	4,117,209	0.2%
	Harmonic Drive Systems, Inc.	700	14,405	0.0%
	Hazama Ando Corp.	743,700	1,652,415	0.1%
	Hibiya Engineering, Ltd.	131,300	1,282,975	0.1%
	Hisaka Works, Ltd.	115,000	980,158	0.1%
#*	Hitachi Cable, Ltd.	877,000	1,677,601	0.1%
	Hitachi Koki Co., Ltd.	291,400	2,331,133	0.1%
	Hitachi Metals Techno, Ltd.	56,500	398,183	0.0%
	Hitachi Zosen Corp.	4,351,500	6,133,027	0.3%
	Hokuetsu Industries Co., Ltd.	85,000	215,628	0.0%
	Hokuriku Electrical Construction Co., Ltd.	64,000	199,828	0.0%
	Hosokawa Micron Corp.	149,000	1,019,598	0.1%
	Howa Machinery, Ltd.	705,000	681,552	0.0%
#	Ichiken Co., Ltd.	87,000	130,598	0.0%

14

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	ICHINEN HOLDINGS Co., Ltd.	100,300	$686,815	0.0%
#	Idec Corp.	145,700	1,400,528	0.1%
#	Iino Kaiun Kaisha, Ltd.	260,200	1,410,110	0.1%
#	Inaba Denki Sangyo Co., Ltd.	104,400	2,683,251	0.1%
	Inaba Seisakusho Co., Ltd.	58,800	899,020	0.1%
	Inabata & Co., Ltd.	317,300	2,607,481	0.1%
#*	Inui Steamship Co., Ltd.	128,800	434,821	0.0%
#	Inui Warehouse Co., Ltd.	10,900	83,043	0.0%
#	Iseki & Co., Ltd.	946,000	2,710,358	0.1%
	Ishii Iron Works Co., Ltd.	31,000	71,788	0.0%
	Itoki Corp.	205,900	1,116,499	0.1%
#*	Iwasaki Electric Co., Ltd.	367,000	655,532	0.0%
	Iwatani Corp.	1,002,000	3,532,782	0.2%
	Jalux, Inc.	40,800	397,170	0.0%
	Jamco Corp.	80,000	826,886	0.0%
#	Japan Airport Terminal Co., Ltd.	224,500	3,553,279	0.2%
#	Japan Foundation Engineering Co., Ltd.	162,500	507,928	0.0%
	Japan Pulp & Paper Co., Ltd.	469,000	1,373,403	0.1%
	Japan Transcity Corp.	249,000	775,818	0.0%
	JK Holdings Co., Ltd.	92,540	481,668	0.0%
	Kamei Corp.	153,000	1,170,170	0.1%
	Kanaden Corp.	116,000	706,997	0.0%
	Kanagawa Chuo Kotsu Co., Ltd.	192,000	980,048	0.1%
	Kanamoto Co., Ltd.	135,000	2,697,771	0.1%
	Kandenko Co., Ltd.	562,000	2,396,635	0.1%
#*	Kanematsu Corp.	2,253,625	2,520,995	0.1%
#*	Kanematsu-NNK Corp.	125,000	175,936	0.0%
	Katakura Industries Co., Ltd.	132,100	1,645,156	0.1%
#	Kato Works Co., Ltd.	296,000	1,267,692	0.1%
#	KAWADA TECHNOLOGIES, Inc.	62,300	1,566,687	0.1%
	Kawasaki Kinkai Kisen Kaisha, Ltd.	99,000	263,679	0.0%
	Kawasaki Kisen Kaisha, Ltd.	3,720,000	7,561,731	0.4%
#	Keihin Co. Ltd/Minato-Ku Tokyo Japan	245,000	406,885	0.0%
*	KI Holdings Co., Ltd.	54,000	104,680	0.0%
#	Kimura Chemical Plants Co., Ltd.	75,000	397,665	0.0%
#	King Jim Co., Ltd.	26,900	194,483	0.0%
#	Kinki Sharyo Co., Ltd.	185,000	597,403	0.0%
	Kintetsu World Express, Inc.	82,800	3,313,275	0.2%
	Kitagawa Iron Works Co., Ltd.	475,000	692,235	0.0%
	Kitano Construction Corp.	242,000	517,165	0.0%
	Kitazawa Sangyo Co., Ltd.	54,500	93,130	0.0%
	Kito Corp.	41,000	610,385	0.0%
	Kitz Corp.	497,800	2,476,392	0.1%
	Koike Sanso Kogyo Co., Ltd.	149,000	319,819	0.0%
	Kokusai Co., Ltd.	19,600	174,995	0.0%
	Kokuyo Co., Ltd.	448,325	3,111,714	0.2%
	KOMAIHALTEC, Inc.	200,000	418,698	0.0%
	Komatsu Wall Industry Co., Ltd.	48,300	981,501	0.1%
	Komori Corp.	407,800	4,729,197	0.2%
	Kondotec, Inc.	114,100	682,207	0.0%
#*	Kosaido Co., Ltd.	284,200	1,338,080	0.1%
	KRS Corp.	37,200	351,648	0.0%

15

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
*	Kumagai Gumi Co., Ltd.	852,800	$790,657	0.0%
#	Kuroda Electric Co., Ltd.	172,500	2,296,674	0.1%
	Kyodo Printing Co., Ltd.	540,000	1,512,123	0.1%
*	Kyokuto Boeki Kaisha, Ltd.	58,000	124,239	0.0%
	Kyokuto Kaihatsu Kogyo Co., Ltd.	210,100	2,088,607	0.1%
	Kyoritsu Printing Co., Ltd.	5,400	14,861	0.0%
	Kyosan Electric Manufacturing Co., Ltd.	278,000	933,496	0.1%
	Kyowa Exeo Corp.	482,300	5,417,646	0.3%
	Kyudenko Corp.	225,000	940,783	0.1%
*	Lonseal Corp.	116,000	124,958	0.0%
	Maeda Corp.	845,000	4,174,451	0.2%
	Maeda Road Construction Co., Ltd.	360,000	5,581,552	0.3%
#	Maezawa Industries, Inc.	35,700	128,476	0.0%
	Maezawa Kasei Industries Co., Ltd.	50,700	499,347	0.0%
	Maezawa Kyuso Industries Co., Ltd.	52,800	657,041	0.0%
	Makino Milling Machine Co., Ltd.	576,000	3,365,908	0.2%
	Marubeni Construction Material Lease Co., Ltd.	75,000	126,379	0.0%
	Marufuji Sheet Piling Co., Ltd.	7,000	14,389	0.0%
	Maruka Machinery Co., Ltd.	28,100	322,633	0.0%
	Maruwn Corp.	14,200	33,425	0.0%
#	Maruyama Manufacturing Co., Inc.	237,000	566,753	0.0%
	Maruzen Showa Unyu Co., Ltd.	309,000	1,076,060	0.1%
	Matsuda Sangyo Co., Ltd.	82,582	1,030,361	0.1%
	Matsui Construction Co., Ltd.	128,600	428,143	0.0%
	Max Co., Ltd.	196,000	2,117,803	0.1%
#	Meidensha Corp.	984,050	3,335,113	0.2%
#	Meiji Shipping Co., Ltd.	114,200	458,224	0.0%
	Meisei Industrial Co., Ltd.	218,000	830,337	0.0%
#	Meitec Corp.	156,900	3,644,397	0.2%
	Meito Transportation Co., Ltd.	22,000	143,433	0.0%
#	Meiwa Corp.	166,400	497,936	0.0%
	Mesco, Inc.	26,000	144,056	0.0%
#	Minebea Co., Ltd.	1,975,000	7,184,692	0.4%
	Mirait Holdings Corp.	355,485	3,183,033	0.2%
	Mitani Corp.	61,000	1,031,288	0.1%
#*	Mitsubishi Kakoki Kaisha, Ltd.	369,000	635,701	0.0%
	Mitsubishi Nichiyu Forklift Co., Ltd.	146,000	651,582	0.0%
	Mitsubishi Pencil Co., Ltd.	104,500	2,069,308	0.1%
	Mitsuboshi Belting Co., Ltd.	296,000	1,391,984	0.1%
#	Mitsui Engineering & Shipbuilding Co., Ltd.	4,072,000	5,947,079	0.3%
#	Mitsui Matsushima Co., Ltd.	737,000	989,998	0.1%
	Mitsui-Soko Co., Ltd.	153,000	758,502	0.0%
	Mitsumura Printing Co., Ltd.	93,000	244,577	0.0%
#	Miura Co., Ltd.	157,300	3,923,526	0.2%
#*	Miyaji Engineering Group, Inc.	674,175	922,050	0.1%
#	Mori Seiki Co., Ltd.	541,700	6,109,526	0.3%
	Morita Holdings Corp.	239,000	2,008,811	0.1%
#	Moshi Moshi Hotline, Inc.	238,800	2,974,175	0.2%
#	NAC Co., Ltd.	50,800	844,791	0.0%
#	Nachi-Fujikoshi Corp.	913,000	4,095,170	0.2%
	Nagase & Co., Ltd.	23,400	298,345	0.0%
	Nakabayashi Co., Ltd.	217,000	451,843	0.0%

16

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Nakano Corp.	5,500	$11,965	0.0%
	Namura Shipbuilding Co., Ltd.	122,700	963,672	0.1%
	Narasaki Sangyo Co., Ltd.	56,000	101,039	0.0%
	NDS Co., Ltd.	230,000	641,134	0.0%
#	NEC Capital Solutions, Ltd.	45,100	915,780	0.1%
#	Nichias Corp.	553,000	3,484,582	0.2%
	Nichiban Co., Ltd.	122,000	499,016	0.0%
	Nichiden Corp.	24,400	588,129	0.0%
	Nichiha Corp.	126,180	1,875,218	0.1%
	Nichireki Co., Ltd.	138,000	880,279	0.1%
#	Nihon M&A Center, Inc.	42,900	2,406,520	0.1%
	Nihon Trim Co., Ltd.	15,250	917,749	0.1%
	Nikkato Corp.	700	3,206	0.0%
	Nikko Co., Ltd.	149,000	519,714	0.0%
	Nippo Corp.	322,000	5,292,845	0.3%
#	Nippon Carbon Co., Ltd.	663,000	1,159,865	0.1%
*	Nippon Conveyor Co., Ltd.	194,000	150,491	0.0%
	Nippon Densetsu Kogyo Co., Ltd.	195,000	2,018,680	0.1%
	Nippon Filcon Co., Ltd.	70,900	292,054	0.0%
	Nippon Hume Corp.	112,000	660,102	0.0%
#	Nippon Jogesuido Sekkei Co., Ltd.	29,500	359,782	0.0%
#	Nippon Kanzai Co., Ltd.	43,000	623,814	0.0%
	Nippon Koei Co., Ltd.	372,000	1,392,475	0.1%
	Nippon Konpo Unyu Soko Co., Ltd.	313,300	5,240,080	0.3%
	Nippon Parking Development Co., Ltd.	7,887	600,734	0.0%
	Nippon Rietec Co., Ltd.	7,000	40,674	0.0%
	Nippon Road Co., Ltd. (The)	395,000	2,063,021	0.1%
	Nippon Seisen Co., Ltd.	103,000	446,451	0.0%
#	Nippon Sharyo, Ltd.	391,000	1,872,976	0.1%
#*	Nippon Sheet Glass Co., Ltd.	5,424,000	5,073,041	0.3%
	Nippon Signal Co., Ltd.	291,200	2,141,614	0.1%
#	Nippon Steel Trading Co., Ltd.	294,000	760,623	0.0%
	Nippon Thompson Co., Ltd.	375,000	1,919,847	0.1%
	Nippon Tungsten Co., Ltd.	80,000	109,279	0.0%
	Nishi-Nippon Railroad Co., Ltd.	180,000	700,130	0.0%
	Nishimatsu Construction Co., Ltd.	1,855,000	4,085,793	0.2%
	Nishio Rent All Co., Ltd.	84,700	1,699,192	0.1%
	Nissei ASB Machine Co., Ltd.	6,000	70,903	0.0%
#	Nissei Corp.	37,900	341,676	0.0%
	Nissei Plastic Industrial Co., Ltd.	265,600	1,909,987	0.1%
	Nisshinbo Holdings, Inc.	797,000	5,673,401	0.3%
	Nissin Corp.	377,000	1,016,967	0.1%
#	Nissin Electric Co., Ltd.	284,000	1,813,637	0.1%
	Nitchitsu Co., Ltd.	39,000	62,076	0.0%
	Nitta Corp.	112,800	2,234,029	0.1%
#	Nitto Boseki Co., Ltd.	768,000	2,386,445	0.1%
	Nitto Kogyo Corp.	149,000	2,726,529	0.1%
	Nitto Kohki Co., Ltd.	68,300	1,265,025	0.1%
	Nitto Seiko Co., Ltd.	138,000	436,723	0.0%
#	Nittoc Construction Co., Ltd.	143,500	447,572	0.0%
#	Nittoku Engineering Co., Ltd.	79,500	761,528	0.0%
	Noda Corp.	158,100	729,402	0.0%

17

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
#	Nomura Co., Ltd.	220,000	$1,546,885	0.1%
	Noritake Co. Ltd/Nagoya Japan	588,000	1,529,167	0.1%
#	Noritz Corp.	164,200	2,846,080	0.1%
*	NS United Kaiun Kaisha, Ltd.	574,000	821,303	0.0%
#*	NTN Corp.	2,638,000	8,123,987	0.4%
	Obara Group, Inc.	58,700	1,768,495	0.1%
	Obayashi Road Corp.	175,000	688,184	0.0%
	Oiles Corp.	136,742	2,833,406	0.1%
#	Okabe Co., Ltd.	217,600	2,108,582	0.1%
*	Okamoto Machine Tool Works, Ltd.	166,000	193,583	0.0%
	Okamura Corp.	349,900	2,356,026	0.1%
*	OKI Electric Cable Co., Ltd.	90,000	123,246	0.0%
	OKK Corp.	404,000	565,873	0.0%
	OKUMA Corp.	792,000	5,969,905	0.3%
	Okumura Corp.	951,400	3,642,878	0.2%
	Onoken Co., Ltd.	74,700	696,429	0.0%
	Organo Corp.	221,000	1,107,716	0.1%
#	OSG Corp.	401,700	6,009,617	0.3%
#	Oyo Corp.	109,600	1,714,454	0.1%
#	Pasco Corp.	107,000	384,052	0.0%
	Pasona Group, Inc.	1,035	683,265	0.0%
#	Penta-Ocean Construction Co., Ltd.	1,646,000	3,673,621	0.2%
	Pilot Corp.	81,100	2,740,129	0.1%
	Prestige International, Inc.	32,600	423,628	0.0%
	Pronexus, Inc.	133,200	863,403	0.0%
	PS Mitsubishi Construction Co., Ltd.	15,300	55,795	0.0%
	Raito Kogyo Co., Ltd.	286,500	1,915,341	0.1%
	Rheon Automatic Machinery Co., Ltd.	64,000	145,630	0.0%
#	Ryobi, Ltd.	710,200	2,053,687	0.1%
#	Sakai Heavy Industries, Ltd.	224,000	553,675	0.0%
	Sakai Moving Service Co., Ltd.	8,400	227,715	0.0%
	Sanki Engineering Co., Ltd.	340,000	2,028,902	0.1%
#	Sanko Metal Industrial Co., Ltd.	136,000	310,813	0.0%
	Sankyo Tateyama, Inc.	171,000	4,316,158	0.2%
	Sankyu, Inc.	1,490,000	5,614,296	0.3%
	Sanritsu Corp.	9,500	49,594	0.0%
	Sanwa Holdings Corp.	1,215,000	6,548,815	0.3%
	Sanyo Denki Co., Ltd.	223,000	1,836,407	0.1%
	Sanyo Engineering & Construction, Inc.	48,000	194,092	0.0%
	Sanyo Industries, Ltd.	99,000	186,608	0.0%
#*	Sasebo Heavy Industries Co., Ltd.	701,000	642,816	0.0%
#	Sata Construction Co., Ltd.	384,000	282,133	0.0%
#	Sato Holdings Corp.	115,100	2,146,577	0.1%
	Sato Shoji Corp.	65,300	365,396	0.0%
	SBS Holdings, Inc.	5,100	51,893	0.0%
	Secom Joshinetsu Co., Ltd.	33,900	870,294	0.1%
	Seibu Electric Industry Co., Ltd.	67,000	273,565	0.0%
	Seika Corp.	322,000	794,319	0.0%
#*	Seikitokyu Kogyo Co., Ltd.	610,000	448,742	0.0%
	Seino Holdings Co., Ltd.	763,000	6,696,316	0.3%
	Sekisui Jushi Corp.	168,000	2,069,650	0.1%
#	Senko Co., Ltd.	497,000	2,545,424	0.1%

18

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Senshu Electric Co., Ltd.	37,300	$405,501	0.0%
	Shibusawa Warehouse Co., Ltd. (The)	256,000	1,082,416	0.1%
	Shibuya Kogyo Co., Ltd.	80,200	701,068	0.0%
	Shima Seiki Manufacturing, Ltd.	152,300	2,654,493	0.1%
	Shin Nippon Air Technologies Co., Ltd.	88,780	523,740	0.0%
	Shin-Keisei Electric Railway Co., Ltd.	182,000	701,833	0.0%
	Shinmaywa Industries, Ltd.	473,000	3,674,280	0.2%
#	Shinnihon Corp.	194,800	560,779	0.0%
	Shinsho Corp.	244,000	459,241	0.0%
	Shinwa Co. Ltd/Nagoya	8,100	93,313	0.0%
	Shoko Co., Ltd.	390,000	538,004	0.0%
#	Showa Aircraft Industry Co., Ltd.	40,000	369,203	0.0%
#	Sinfonia Technology Co., Ltd.	574,000	918,252	0.1%
	Sinko Industries, Ltd.	59,700	487,630	0.0%
	Sintokogio, Ltd.	256,700	2,122,152	0.1%
	Soda Nikka Co., Ltd.	67,000	268,124	0.0%
	Sodick Co., Ltd.	259,300	1,255,271	0.1%
	Sohgo Security Services Co., Ltd.	338,100	6,114,011	0.3%
	Sotetsu Holdings, Inc.	625,000	2,258,163	0.1%
	Space Co., Ltd.	73,420	684,415	0.0%
	Srg Takamiya Co., Ltd.	5,100	35,134	0.0%
	Subaru Enterprise Co., Ltd.	59,000	187,888	0.0%
	Sugimoto & Co., Ltd.	34,100	279,758	0.0%
	Sumikin Bussan Corp.	545,000	1,496,384	0.1%
	Sumitomo Densetsu Co., Ltd.	98,100	1,404,540	0.1%
#*	Sumitomo Mitsui Construction Co., Ltd.	1,744,000	1,332,937	0.1%
	Sumitomo Precision Products Co., Ltd.	180,000	697,859	0.0%
	Sumitomo Warehouse Co., Ltd. (The)	754,000	4,308,151	0.2%
*	SWCC Showa Holdings Co., Ltd.	1,732,000	1,395,065	0.1%
	Tadano, Ltd.	390,579	4,990,461	0.3%
	Taihei Dengyo Kaisha, Ltd.	193,000	1,272,067	0.1%
	Taihei Kogyo Co., Ltd.	274,000	1,000,159	0.1%
	Taiheiyo Kouhatsu, Inc.	353,000	345,452	0.0%
	Taikisha, Ltd.	162,300	3,990,170	0.2%
	Takada Kiko Co., Ltd.	102,000	212,367	0.0%
	Takano Co., Ltd.	51,100	233,369	0.0%
#	Takaoka Toko Holdings Co., Ltd.	44,820	697,017	0.0%
	Takara Printing Co., Ltd.	38,055	261,874	0.0%
	Takara Standard Co., Ltd.	509,000	3,521,651	0.2%
	Takasago Thermal Engineering Co., Ltd.	326,200	2,752,651	0.1%
#	Takashima & Co., Ltd.	192,000	569,040	0.0%
#	Takeei Corp.	81,300	1,155,177	0.1%
#	Takeuchi Manufacturing Co., Ltd.	66,400	1,190,896	0.1%
	Takigami Steel Construction Co., Ltd. (The)	50,000	172,342	0.0%
	Takisawa Machine Tool Co., Ltd.	349,000	531,174	0.0%
	Takuma Co., Ltd.	392,000	2,926,585	0.2%
#	Tanseisha Co., Ltd.	106,000	455,916	0.0%
#	Tatsuta Electric Wire and Cable Co., Ltd.	260,200	2,450,401	0.1%
	TECHNO ASSOCIE Co., Ltd.	58,400	482,631	0.0%
	Techno Ryowa, Ltd.	71,390	303,224	0.0%
	Teikoku Electric Manufacturing Co., Ltd.	35,300	697,012	0.0%
	Teikoku Sen-I Co., Ltd.	119,000	866,831	0.1%

19

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
#*	Tekken Corp.	763,000	$858,938	0.0%
	Temp Holdings Co., Ltd.	48,600	1,105,824	0.1%
	Teraoka Seisakusho Co., Ltd.	53,600	216,063	0.0%
*	Toa Corp.	1,046,000	1,433,244	0.1%
#	TOA ROAD Corp.	241,000	1,032,371	0.1%
#*	Tobishima Corp.	640,500	665,245	0.0%
	Tocalo Co., Ltd.	81,900	1,084,487	0.1%
	Toda Corp.	1,127,000	3,123,196	0.2%
	Toenec Corp.	212,000	1,030,267	0.1%
	TOKAI Holdings Corp.	484,300	1,568,817	0.1%
	Tokai Lease Co., Ltd.	154,000	270,420	0.0%
	Tokyo Energy & Systems, Inc.	143,000	633,781	0.0%
#	Tokyo Keiki, Inc.	319,000	664,369	0.0%
	Tokyo Sangyo Co., Ltd.	81,000	246,336	0.0%
	Tokyu Community Corp.	32,900	1,434,643	0.1%
*	Tokyu Construction Co., Ltd.	462,780	1,090,871	0.1%
	Toli Corp.	252,000	507,221	0.0%
#	Tomoe Corp.	150,100	517,466	0.0%
#	Tomoe Engineering Co., Ltd.	36,200	594,017	0.0%
	Tonami Holdings Co., Ltd.	331,000	676,632	0.0%
	Toppan Forms Co., Ltd.	275,100	2,384,922	0.1%
	Torishima Pump Manufacturing Co., Ltd.	111,200	909,621	0.1%
#	Toshiba Machine Co., Ltd.	641,000	3,128,711	0.2%
#	Toshiba Plant Systems & Services Corp.	228,450	3,419,702	0.2%
#	Tosho Printing Co., Ltd.	243,000	594,510	0.0%
	Totetsu Kogyo Co., Ltd.	140,300	2,518,199	0.1%
#	Toyo Construction Co., Ltd.	340,800	810,109	0.0%
#	Toyo Denki Seizo - Toyo Electric Manufacturing Co., Ltd.	213,000	568,204	0.0%
	Toyo Engineering Corp.	610,400	2,625,821	0.1%
	Toyo Machinery & Metal Co., Ltd.	42,400	101,653	0.0%
#	Toyo Tanso Co., Ltd.	68,900	1,216,574	0.1%
#	Toyo Wharf & Warehouse Co., Ltd.	315,000	545,558	0.0%
	Trancom Co., Ltd.	35,600	997,495	0.1%
	Trinity Industrial Corp.	19,000	65,665	0.0%
	Trusco Nakayama Corp.	107,400	2,135,896	0.1%
	Tsubakimoto Chain Co.	774,700	4,561,383	0.2%
	Tsubakimoto Kogyo Co., Ltd.	117,000	311,760	0.0%
#*	Tsudakoma Corp.	272,000	464,358	0.0%
	Tsugami Corp.	368,000	2,129,789	0.1%
	Tsukishima Kikai Co., Ltd.	127,000	1,239,486	0.1%
	Tsurumi Manufacturing Co., Ltd.	94,000	805,645	0.0%
	TTK Co., Ltd.	62,000	278,588	0.0%
	Uchida Yoko Co., Ltd.	331,000	955,161	0.1%
#	Ueki Corp.	364,000	623,704	0.0%
	Union Tool Co.	64,700	1,154,583	0.1%
	Ushio, Inc.	212,700	2,808,431	0.1%
	Utoc Corp.	92,900	309,081	0.0%
#*	Wakachiku Construction Co., Ltd.	1,204,000	1,029,157	0.1%
#	Wakita & Co., Ltd.	135,000	1,198,755	0.1%
#	Weathernews, Inc.	37,900	797,085	0.0%
	Yahagi Construction Co., Ltd.	147,200	637,474	0.0%
	YAMABIKO Corp.	34,482	907,088	0.1%

20

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Yamato Corp.	82,000	$300,750	0.0%
	Yamaura Corp.	28,000	76,199	0.0%
	Yamazen Corp.	305,500	1,922,865	0.1%
	Yasuda Warehouse Co., Ltd. (The)	95,800	852,015	0.0%
	Yokogawa Bridge Holdings Corp.	170,400	1,664,754	0.1%
	Yondenko Corp.	132,800	452,414	0.0%
	Yuasa Trading Co., Ltd.	989,000	1,719,270	0.1%
	Yuken Kogyo Co., Ltd.	176,000	364,328	0.0%
	Yurtec Corp.	256,000	772,227	0.0%
#	Yusen Logistics Co., Ltd.	103,200	933,164	0.1%
#	Yushin Precision Equipment Co., Ltd.	42,034	714,817	0.0%
Total Industrials			585,165,623	28.4%

Information Technology — (9.6%)
#	A&D Co., Ltd.	91,600	758,849	0.0%
#	Ai Holdings Corp.	255,500	2,250,195	0.1%
#	Aichi Tokei Denki Co., Ltd.	192,000	538,403	0.0%
#	Aiphone Co., Ltd.	80,400	1,314,498	0.1%
#	Allied Telesis Holdings KK	470,700	394,771	0.0%
	Alpha Systems, Inc.	34,760	391,406	0.0%
	Alps Electric Co., Ltd.	1,084,100	8,086,513	0.4%
	Amano Corp.	332,800	3,501,573	0.2%
	AOI Electronic Co., Ltd.	35,200	472,337	0.0%
	Argo Graphics, Inc.	23,500	360,106	0.0%
	Arisawa Manufacturing Co., Ltd.	186,600	717,699	0.0%
	Asahi Net, Inc.	74,000	307,667	0.0%
#	Axell Corp.	43,600	802,329	0.0%
	Azbil Corp.	88,000	1,887,510	0.1%
#	Bit-isle, Inc.	76,000	761,014	0.0%
	CAC Corp.	71,400	622,174	0.0%
#	Canon Electronics, Inc.	127,100	2,320,993	0.1%
	Chino Corp.	165,000	359,108	0.0%
	CMK Corp.	263,200	833,803	0.0%
	Computer Engineering & Consulting, Ltd.	69,400	435,728	0.0%
	Core Corp.	37,100	278,201	0.0%
	Cresco, Ltd.	23,200	174,467	0.0%
	Cybernet Systems Co., Ltd.	120	39,285	0.0%
	Cybozu, Inc.	1,157	318,114	0.0%
#	Dai-ichi Seiko Co., Ltd.	53,200	702,829	0.0%
	Daishinku Corp.	193,000	795,985	0.0%
	Daito Electron Co., Ltd.	5,900	23,641	0.0%
#	Daiwabo Holdings Co., Ltd.	1,152,000	1,796,055	0.1%
	Denki Kogyo Co., Ltd.	319,000	1,692,699	0.1%
#	Digital Garage, Inc.	454	1,435,889	0.1%
	DKK-Toa Corp.	38,200	140,637	0.0%
	DTS Corp.	114,000	1,659,679	0.1%
	Eizo Corp.	99,300	2,137,165	0.1%
	Elecom Co., Ltd.	43,500	519,055	0.0%
#	Elematec Corp.	38,471	483,508	0.0%
#	EM Systems Co., Ltd.	10,800	205,936	0.0%
	Enplas Corp.	45,000	3,327,778	0.2%
	ESPEC Corp.	123,100	858,179	0.1%

21

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
	Excel Co., Ltd.	35,000	$386,864	0.0%
	F@N Communications, Inc.	5,000	136,181	0.0%
	Faith, Inc.	2,791	291,550	0.0%
#	Ferrotec Corp.	179,000	736,159	0.0%
#	Fuji Electronics Co., Ltd.	55,100	712,027	0.0%
	Fuji Soft, Inc.	120,000	2,513,998	0.1%
	Fujitsu Frontech, Ltd.	77,500	467,271	0.0%
	Furuno Electric Co., Ltd.	70,800	534,858	0.0%
	Furuya Metal Co., Ltd.	9,900	303,358	0.0%
	Future Architect, Inc.	114,800	576,226	0.0%
#	GMO internet, Inc.	253,800	2,437,574	0.1%
#	GMO Payment Gateway, Inc.	15,100	321,806	0.0%
	Gurunavi, Inc.	74,400	751,323	0.0%
	Hakuto Co., Ltd.	85,700	792,997	0.0%
#	Hioki EE Corp.	43,400	632,521	0.0%
#	Hitachi Kokusai Electric, Inc.	198,500	2,380,546	0.1%
	Hochiki Corp.	97,000	448,683	0.0%
	Hokuriku Electric Industry Co., Ltd.	398,000	564,226	0.0%
	Horiba, Ltd.	218,850	7,982,058	0.4%
	Hosiden Corp.	351,400	1,965,339	0.1%
	I-Net Corp/Kanagawa	47,800	381,278	0.0%
	Icom, Inc.	49,700	1,205,548	0.1%
#*	Ikegami Tsushinki Co., Ltd.	268,000	243,530	0.0%
	Ines Corp.	202,300	1,329,110	0.1%
#	Infocom Corp.	369	540,715	0.0%
	Information Services International-Dentsu, Ltd.	76,700	869,396	0.1%
	Innotech Corp.	92,200	393,241	0.0%
	Internet Initiative Japan, Inc.	120,000	4,626,222	0.2%
	Iriso Electronics Co., Ltd.	42,100	1,094,064	0.1%
	IT Holdings Corp.	445,001	5,905,148	0.3%
#	ITC Networks Corp.	99,100	885,272	0.1%
	Itfor, Inc.	85,000	336,446	0.0%
	Iwatsu Electric Co., Ltd.	541,000	463,830	0.0%
	Japan Aviation Electronics Industry, Ltd.	349,600	3,386,636	0.2%
	Japan Cash Machine Co., Ltd.	37,415	405,014	0.0%
	Japan Digital Laboratory Co., Ltd.	117,300	1,195,478	0.1%
#*	Japan Radio Co., Ltd.	304,000	971,876	0.1%
#	Jastec Co., Ltd.	61,400	422,675	0.0%
	JBCC Holdings, Inc.	84,900	835,065	0.0%
#*	Justsystems Corp.	134,700	539,248	0.0%
	Kaga Electronics Co., Ltd.	116,400	917,950	0.1%
	Kanematsu Electronics, Ltd.	83,100	1,072,970	0.1%
#*	KLab, Inc.	108,500	1,079,571	0.1%
	Koa Corp.	183,300	1,578,400	0.1%
	Kyoden Co., Ltd.	131,800	163,465	0.0%
#	Kyoei Sangyo Co., Ltd.	97,000	176,356	0.0%
	Kyowa Electronics Instruments Co., Ltd.	56,000	167,050	0.0%
	LAC Co., Ltd.	54,900	304,635	0.0%
	Lasertec Corp.	98,400	1,244,534	0.1%
	Macnica, Inc.	57,900	1,315,209	0.1%
#	Macromill, Inc.	211,600	1,253,650	0.1%
	Marubun Corp.	98,500	442,658	0.0%

22

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
#	Maruwa Co. Ltd/Aichi	53,800	$1,808,539	0.1%
	Marvelous AQL, Inc.	1,634	741,686	0.0%
	Megachips Corp.	94,000	1,289,142	0.1%
#*	Meiko Electronics Co., Ltd.	70,200	484,261	0.0%
#	Meisei Electric Co., Ltd.	237,000	195,820	0.0%
#	Melco Holdings, Inc.	77,000	1,029,344	0.1%
*	Micronics Japan Co., Ltd.	15,800	82,580	0.0%
	Mimasu Semiconductor Industry Co., Ltd.	94,181	786,361	0.0%
#	Miraial Co., Ltd.	27,300	426,231	0.0%
	Miroku Jyoho Service Co., Ltd.	105,000	362,893	0.0%
	Mitsubishi Research Institute, Inc.	19,000	396,750	0.0%
	Mitsui High-Tec, Inc.	144,700	915,329	0.1%
	Mitsui Knowledge Industry Co., Ltd.	3,643	519,449	0.0%
*	Mitsumi Electric Co., Ltd.	560,900	3,900,470	0.2%
#	MTI, Ltd.	34,300	238,585	0.0%
#	Mutoh Holdings Co., Ltd.	160,000	452,667	0.0%
	Nagano Keiki Co., Ltd.	5,500	43,033	0.0%
	Nakayo Telecommunications, Inc.	411,000	1,270,073	0.1%
	NEC Fielding, Ltd.	97,600	1,192,236	0.1%
	NEC Networks & System Integration Corp.	140,600	3,202,902	0.2%
#	NET One Systems Co., Ltd.	479,200	3,693,304	0.2%
	Nichicon Corp.	302,300	2,894,752	0.1%
	Nidec Copal Electronics Corp.	80,600	360,212	0.0%
#	NIFTY Corp.	474	547,096	0.0%
#	Nihon Dempa Kogyo Co., Ltd.	105,700	992,431	0.1%
#	Nihon Unisys, Ltd.	199,675	1,496,356	0.1%
#	Nippon Ceramic Co., Ltd.	88,600	1,163,700	0.1%
*	Nippon Chemi-Con Corp.	781,000	2,973,737	0.2%
	Nippon Kodoshi Corp.	2,300	26,259	0.0%
	Nippon Systemware Co., Ltd.	27,900	118,235	0.0%
	Nohmi Bosai, Ltd.	135,000	1,148,408	0.1%
	NS Solutions Corp.	97,800	1,829,940	0.1%
	NSD Co., Ltd.	202,500	2,087,080	0.1%
#	Nuflare Technology, Inc.	151	1,353,124	0.1%
	OBIC Business Consultants, Ltd.	24,400	1,347,261	0.1%
	Ohara, Inc.	47,600	328,497	0.0%
	Okaya Electric Industries Co., Ltd.	73,000	243,533	0.0%
	ONO Sokki Co., Ltd.	114,000	489,085	0.0%
#	Optex Co., Ltd.	57,600	926,837	0.1%
#	Origin Electric Co., Ltd.	168,000	517,043	0.0%
#	Osaki Electric Co., Ltd.	173,000	978,534	0.1%
	Panasonic Industrial Devices SUNX Co., Ltd.	110,800	445,580	0.0%
	Panasonic Information Systems	15,700	355,069	0.0%
	PCA Corp.	14,000	148,439	0.0%
	Riken Keiki Co., Ltd.	81,400	608,387	0.0%
	Riso Kagaku Corp.	89,500	1,968,085	0.1%
#	Roland DG Corp.	51,300	1,254,106	0.1%
	Ryoden Trading Co., Ltd.	173,000	1,115,797	0.1%
	Ryosan Co., Ltd.	189,600	3,333,021	0.2%
	Ryoyo Electro Corp.	113,200	925,562	0.1%
	Sanken Electric Co., Ltd.	610,000	2,865,735	0.1%
	Sanshin Electronics Co., Ltd.	154,200	932,526	0.1%

23

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
	Satori Electric Co., Ltd.	79,080	$397,493	0.0%
	Saxa Holdings, Inc.	307,000	499,921	0.0%
	Shibaura Electronics Co., Ltd.	15,500	193,570	0.0%
#*	Shibaura Mechatronics Corp.	199,000	466,018	0.0%
	Shindengen Electric Manufacturing Co., Ltd.	410,000	1,979,978	0.1%
#	Shinkawa, Ltd.	68,300	509,413	0.0%
	Shinko Electric Industries Co., Ltd.	403,000	4,734,094	0.2%
	Shinko Shoji Co., Ltd.	125,200	1,066,100	0.1%
	Shizuki Electric Co., Inc.	103,000	393,751	0.0%
#	Siix Corp.	87,200	1,040,851	0.1%
#	Simplex Holdings, Inc.	1,925	874,891	0.1%
#	SMK Corp.	347,000	971,312	0.1%
	Softbank Technology Corp.	4,200	54,016	0.0%
*	Softbrain Co., Ltd.	7,700	9,177	0.0%
	Soshin Electric Co., Ltd.	4,600	15,749	0.0%
#	Square Enix Holdings Co., Ltd.	362,300	4,367,267	0.2%
	SRA Holdings	51,300	547,001	0.0%
	Star Micronics Co., Ltd.	221,600	2,391,709	0.1%
	Sumida Corp.	78,749	373,458	0.0%
	Sun-Wa Technos Corp.	15,600	158,511	0.0%
	Systena Corp.	113,100	844,851	0.1%
*	Tabuchi Electric Co., Ltd.	21,000	110,439	0.0%
	Tachibana Eletech Co., Ltd.	63,300	602,991	0.0%
	Taiyo Yuden Co., Ltd.	619,100	9,415,343	0.5%
	Tamura Corp.	422,000	917,707	0.1%
	Tecmo Koei Holdings Co., Ltd.	150,730	1,348,095	0.1%
	Teikoku Tsushin Kogyo Co., Ltd.	215,000	365,999	0.0%
	Thine Electronics, Inc.	3,300	17,998	0.0%
	TKC Corp.	110,100	1,992,294	0.1%
#	Tokyo Electron Device, Ltd.	342	516,953	0.0%
	Tokyo Seimitsu Co., Ltd.	212,400	4,718,574	0.2%
	Tomen Devices Corp.	2,400	40,026	0.0%
	Tomen Electronics Corp.	61,000	723,671	0.0%
	Tose Co., Ltd.	22,100	143,093	0.0%
	Toshiba TEC Corp.	669,000	3,601,102	0.2%
	Toukei Computer Co., Ltd.	26,810	356,940	0.0%
#	Towa Corp.	112,000	757,413	0.0%
	Toyo Corp.	152,500	1,894,387	0.1%
	Transcosmos, Inc.	137,700	2,080,107	0.1%
	UKC Holdings Corp.	59,800	997,247	0.1%
#*	Ulvac, Inc.	232,200	1,834,521	0.1%
#*	Uniden Corp.	377,000	875,626	0.1%
#	UT Holdings Co., Ltd.	144,600	589,222	0.0%
	V Technology Co., Ltd.	32	76,751	0.0%
	Wacom Co., Ltd.	25,200	278,561	0.0%
	Wellnet Corp.	27,500	231,623	0.0%
	Y A C Co., Ltd.	37,700	211,045	0.0%
*	Yamaichi Electronics Co., Ltd.	75,700	133,590	0.0%
	Yashima Denki Co., Ltd.	7,700	31,729	0.0%
	Yokowo Co., Ltd.	83,300	432,674	0.0%
	Zappallas, Inc.	522	366,757	0.0%
	Zuken, Inc.	94,600	625,480	0.0%
Total Information Technology			221,370,754	10.8%
24

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Materials — (10.3%)
	Achilles Corp.	874,000	$1,123,499	0.1%
	ADEKA Corp.	494,600	5,069,671	0.3%
#	Agro-Kanesho Co., Ltd.	14,000	81,839	0.0%
	Aichi Steel Corp.	575,000	2,533,392	0.1%
	Alconix Corp.	25,700	481,991	0.0%
	Arakawa Chemical Industries, Ltd.	79,200	690,195	0.0%
#	Araya Industrial Co., Ltd.	276,000	420,253	0.0%
	Asahi Holdings, Inc.	139,150	2,095,602	0.1%
	Asahi Organic Chemicals Industry Co., Ltd.	391,000	853,216	0.0%
#	Asahi Printing Co., Ltd.	800	18,804	0.0%
	C Uyemura & Co., Ltd.	15,200	626,366	0.0%
	Chuetsu Pulp & Paper Co., Ltd.	568,000	864,184	0.0%
#*	Chugai Mining Co., Ltd.	1,011,600	263,280	0.0%
	Chugoku Marine Paints, Ltd.	341,000	1,685,158	0.1%
	Chuo Denki Kogyo Co., Ltd.	100,100	332,826	0.0%
#*	Co-Op Chemical Co., Ltd.	159,000	201,740	0.0%
#	Dai Nippon Toryo Co., Ltd.	683,000	1,005,684	0.1%
	Dai-Ichi Kogyo Seiyaku Co., Ltd.	197,000	482,983	0.0%
#	Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	11,800	213,389	0.0%
#	Daiken Corp.	401,000	1,072,515	0.1%
	Daiki Aluminium Industry Co., Ltd.	132,000	383,287	0.0%
	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	376,000	1,637,504	0.1%
#	Daio Paper Corp.	485,500	2,756,630	0.1%
	Daiso Co., Ltd.	411,000	1,209,067	0.1%
	DC Co., Ltd.	113,900	336,092	0.0%
	Denki Kagaku Kogyo KK	387,000	1,400,894	0.1%
	Dynapac Co., Ltd.	25,000	59,835	0.0%
#	Earth Chemical Co., Ltd.	37,000	1,254,465	0.1%
	FP Corp.	66,900	4,638,445	0.2%
	Fuji Seal International, Inc.	121,900	3,434,445	0.2%
	Fujikura Kasei Co., Ltd.	138,000	594,772	0.0%
	Fujimi, Inc.	108,700	1,201,503	0.1%
	Fujimori Kogyo Co., Ltd.	69,200	2,052,678	0.1%
	Fumakilla, Ltd.	45,000	135,091	0.0%
#	Furukawa-Sky Aluminum Corp.	469,000	1,270,541	0.1%
	Fuso Chemical Co., Ltd.	2,900	70,092	0.0%
	Godo Steel, Ltd.	899,000	1,409,639	0.1%
#	Gun-Ei Chemical Industry Co., Ltd.	347,000	1,346,141	0.1%
	Harima Chemicals Group, Inc.	73,300	354,086	0.0%
#	Hodogaya Chemical Co., Ltd.	265,000	493,199	0.0%
	Hokkan Holdings, Ltd.	283,000	880,777	0.0%
	Hokko Chemical Industry Co., Ltd.	90,000	268,064	0.0%
#	Hokuetsu Kishu Paper Co., Ltd.	862,199	3,676,593	0.2%
	Honshu Chemical Industry Co., Ltd.	14,000	84,697	0.0%
	Ihara Chemical Industry Co., Ltd.	211,000	1,321,765	0.1%
	Ise Chemical Corp.	83,000	628,845	0.0%
#*	Ishihara Sangyo Kaisha, Ltd.	1,854,500	1,324,419	0.1%
#	Ishizuka Glass Co., Ltd.	109,000	240,326	0.0%

25

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
	Japan Carlit Co., Ltd.	64,200	$345,690	0.0%
	JCU Corp.	11,100	494,987	0.0%
	JSP Corp.	103,900	1,547,493	0.1%
#*	Kanto Denka Kogyo Co., Ltd.	99,000	249,023	0.0%
	Katakura Chikkarin Co., Ltd.	43,000	110,905	0.0%
	Kawakin Holdings Co., Ltd.	11,000	31,565	0.0%
	Kawasaki Kasei Chemicals, Ltd.	88,000	97,628	0.0%
	Koatsu Gas Kogyo Co., Ltd.	163,493	937,449	0.0%
	Kogi Corp.	30,000	50,830	0.0%
	Kohsoku Corp.	61,900	577,156	0.0%
	Konishi Co., Ltd.	87,400	1,639,040	0.1%
	Krosaki Harima Corp.	260,000	485,558	0.0%
#	Kumiai Chemical Industry Co., Ltd.	263,000	1,471,516	0.1%
	Kureha Corp.	720,500	2,286,268	0.1%
#	Kurimoto, Ltd.	702,000	1,772,734	0.1%
	Kyoei Steel, Ltd.	95,200	1,398,204	0.1%
	Kyowa Leather Cloth Co., Ltd.	71,700	212,035	0.0%
	Lintec Corp.	252,500	4,556,048	0.2%
#	MEC Co., Ltd.	74,000	336,808	0.0%
	Mitani Sekisan Co., Ltd.	300	3,494	0.0%
*	Mitsubishi Paper Mills, Ltd.	1,471,000	1,364,332	0.1%
	Mitsubishi Steel Manufacturing Co., Ltd.	727,000	1,467,219	0.1%
	Mitsui Mining & Smelting Co., Ltd.	3,218,000	6,822,472	0.3%
	MORESCO Corp.	7,400	77,761	0.0%
	Mory Industries, Inc.	156,000	489,122	0.0%
*	Nakayama Steel Works, Ltd.	554,000	373,910	0.0%
	Neturen Co., Ltd.	154,500	1,074,481	0.1%
#*	New Japan Chemical Co., Ltd.	182,300	401,081	0.0%
	Nichia Steel Works, Ltd.	175,900	531,950	0.0%
	Nihon Kagaku Sangyo Co., Ltd.	78,000	550,138	0.0%
	Nihon Nohyaku Co., Ltd.	252,000	2,396,167	0.1%
	Nihon Parkerizing Co., Ltd.	271,000	5,366,618	0.3%
	Nihon Yamamura Glass Co., Ltd.	491,000	844,942	0.0%
#*	Nippon Chemical Industrial Co., Ltd.	491,000	636,363	0.0%
	Nippon Chutetsukan KK	113,000	240,101	0.0%
	Nippon Chuzo KK	111,000	127,536	0.0%
	Nippon Coke & Engineering Co., Ltd.	1,410,500	1,477,630	0.1%
#	Nippon Concrete Industries Co., Ltd.	180,000	474,660	0.0%
	Nippon Denko Co., Ltd.	514,000	1,408,394	0.1%
	Nippon Fine Chemical Co., Ltd.	85,600	537,519	0.0%
#	Nippon Kasei Chemical Co., Ltd.	183,000	244,915	0.0%
#*	Nippon Kinzoku Co., Ltd.	264,000	313,074	0.0%
#*	Nippon Koshuha Steel Co., Ltd.	458,000	406,307	0.0%
#	Nippon Light Metal Holdings Co., Ltd.	2,648,500	3,188,970	0.2%
#	Nippon Paper Industries Co., Ltd.	148,100	2,114,541	0.1%
	Nippon Pillar Packing Co., Ltd.	112,000	751,031	0.0%
	Nippon Soda Co., Ltd.	785,000	3,910,621	0.2%
	Nippon Synthetic Chemical Industry Co., Ltd. (The)	289,000	3,058,925	0.2%
#	Nippon Valqua Industries, Ltd.	455,000	1,154,328	0.1%
#*	Nippon Yakin Kogyo Co., Ltd.	801,500	884,234	0.0%
	Nisshin Steel Holdings Co., Ltd.	318,892	2,476,340	0.1%
	Nittetsu Mining Co., Ltd.	375,000	1,445,076	0.1%

26

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
#	Nitto FC Co., Ltd.	72,000	$432,120	0.0%
	NOF Corp.	833,000	4,668,599	0.2%
	Okamoto Industries, Inc.	409,000	1,251,692	0.1%
	Okura Industrial Co., Ltd.	305,000	1,083,388	0.1%
	Osaka Organic Chemical Industry, Ltd.	66,000	281,587	0.0%
	Osaka Steel Co., Ltd.	77,700	1,289,571	0.1%
#	OSAKA Titanium Technologies Co.	95,900	1,710,231	0.1%
	Pacific Metals Co., Ltd.	815,000	3,383,065	0.2%
	Pack Corp. (The)	74,800	1,226,586	0.1%
#*	Rasa Industries, Ltd.	430,000	488,040	0.0%
	Rengo Co., Ltd.	1,219,000	5,849,654	0.3%
	Riken Technos Corp.	203,000	613,034	0.0%
#*	S Science Co., Ltd.	1,282,000	65,031	0.0%
	Sakai Chemical Industry Co., Ltd.	535,000	1,431,759	0.1%
	Sakata INX Corp.	230,000	1,934,349	0.1%
	Sanyo Chemical Industries, Ltd.	312,000	1,947,491	0.1%
#	Sanyo Special Steel Co., Ltd.	581,300	2,800,077	0.1%
	Seiko PMC Corp.	7,700	29,496	0.0%
	Sekisui Plastics Co., Ltd.	231,000	615,898	0.0%
	Shikoku Chemicals Corp.	219,000	1,476,909	0.1%
	Shin-Etsu Polymer Co., Ltd.	238,200	746,548	0.0%
	Shinagawa Refractories Co., Ltd.	235,000	458,587	0.0%
	Shinko Wire Co., Ltd.	184,000	263,111	0.0%
	Somar Corp.	11,000	22,066	0.0%
#	Stella Chemifa Corp.	53,600	837,583	0.0%
	Sumitomo Bakelite Co., Ltd.	1,095,000	4,081,988	0.2%
	Sumitomo Light Metal Industries, Ltd.	2,296,000	2,101,755	0.1%
	Sumitomo Osaka Cement Co., Ltd.	2,274,000	7,234,122	0.4%
	Sumitomo Pipe & Tube Co., Ltd.	108,100	1,088,001	0.1%
	Sumitomo Seika Chemicals Co., Ltd.	259,000	1,008,033	0.1%
	T Hasegawa Co., Ltd.	122,900	1,764,803	0.1%
	T&K Toka Co., Ltd.	29,200	541,225	0.0%
	Taisei Lamick Co., Ltd.	27,400	661,727	0.0%
	Taiyo Holdings Co., Ltd.	82,400	2,671,504	0.1%
	Takasago International Corp.	421,000	2,009,244	0.1%
	Takiron Co., Ltd.	304,000	1,283,783	0.1%
*	Tanaka Chemical Corp.	1,100	3,918	0.0%
	Tayca Corp.	159,000	431,807	0.0%
	Tenma Corp.	87,000	1,017,765	0.1%
#	Titan Kogyo KK	82,000	173,211	0.0%
	Toagosei Co., Ltd.	1,106,000	4,449,092	0.2%
#	Toda Kogyo Corp.	220,000	570,242	0.0%
#	Toho Titanium Co., Ltd.	115,500	867,773	0.0%
	Toho Zinc Co., Ltd.	741,000	2,124,649	0.1%
#	Tokai Carbon Co., Ltd.	1,127,000	2,984,601	0.1%
	Tokushu Tokai Paper Co., Ltd.	551,580	1,098,373	0.1%
	Tokuyama Corp.	1,896,000	6,028,783	0.3%
	Tokyo Ohka Kogyo Co., Ltd.	180,800	4,149,439	0.2%
#*	Tokyo Rope Manufacturing Co., Ltd.	642,000	794,574	0.0%
#	Tokyo Steel Manufacturing Co., Ltd.	654,900	2,170,786	0.1%
	Tokyo Tekko Co., Ltd.	232,000	815,850	0.0%
	Tomoegawa Co., Ltd.	125,000	222,718	0.0%

27

The Japanese Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
Materials — (Continued)
Tomoku Co., Ltd.	320,000	$992,183	0.1%
Topy Industries, Ltd.	1,042,000	2,042,592	0.1%
Tosoh Corp.	2,648,000	9,168,626	0.5%
Toyo Ink SC Holdings Co., Ltd.	1,076,000	5,306,433	0.3%
Toyo Kohan Co., Ltd.	286,000	958,545	0.1%
# Toyobo Co., Ltd.	4,664,000	7,077,732	0.3%
TYK Corp.	138,000	236,521	0.0%
Ube Material Industries, Ltd.	226,000	574,117	0.0%
Wood One Co., Ltd.	169,000	512,284	0.0%
Yodogawa Steel Works, Ltd.	786,500	3,128,417	0.2%
# Yuki Gosei Kogyo Co., Ltd.	64,000	172,866	0.0%
Yushiro Chemical Industry Co., Ltd.	60,000	573,530	0.0%
Total Materials		237,795,752	11.5%

Telecommunication Services — (0.0%)
* Japan Communications, Inc.	2,056	107,562	0.0%
Okinawa Cellular Telephone Co.	29,300	653,497	0.0%
Total Telecommunication Services		761,059	0.0%

Utilities — (0.4%)
# Hokkaido Gas Co., Ltd.	265,000	681,097	0.0%
Hokuriku Gas Co., Ltd.	99,000	248,395	0.0%
Okinawa Electric Power Co., Inc. (The)	84,671	3,198,421	0.2%
Saibu Gas Co., Ltd.	1,480,000	3,556,092	0.2%
Shizuoka Gas Co., Ltd.	307,000	2,183,369	0.1%
Total Utilities		9,867,374	0.5%
TOTAL COMMON STOCKS		2,043,106,587	99.3%

	Shares/
	Face
	Amount	Value††
	(000)
SECURITIES LENDING COLLATERAL — (11.6%)
§@ DFA Short Term Investment Fund	23,076,923	267,000,000	13.0%
@ Repurchase Agreement, Deutsche Bank Securities, Inc.
0.25%, 07/01/13 (Collateralized by $819,081 FNMA,
rates ranging from 2.500% to 4.000%, maturities ranging from
12/01/27 to 09/01/42, valued at $789,824)
to be repurchased at $774,342	$774	774,337	0.0%
TOTAL SECURITIES LENDING COLLATERAL		267,774,337	13.0%
TOTAL INVESTMENTS — (100.0%) (Cost $2,298,503,785)^		$2,310,880,924	112.3%
____________________

^	The cost for federal income tax purposes is $2,305,330,374.

28

The Japanese Small Company Series
continued

Summary of the Series' investments as of June 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$456,022,620	—	$456,022,620
Consumer Staples	$2,057,106	186,866,465	—	188,923,571
Energy	—	15,552,247	—	15,552,247
Financials	—	231,327,918	—	231,327,918
Health Care	—	96,319,669	—	96,319,669
Industrials	1,677,601	583,488,022	—	585,165,623
Information Technology	—	221,370,754	—	221,370,754
Materials	—	237,795,752	—	237,795,752
Telecommunication Services	—	761,059	—	761,059
Utilities	—	9,867,374	—	9,867,374
Securities Lending Collateral	—	267,774,337	—	267,774,337
TOTAL	$3,734,707	$2,307,146,217	—	$2,310,880,924

29

THE ASIA PACIFIC SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2013
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (80.1%)
AUSTRALIA — (37.6%)
*	AAT Corp., Ltd.	9,992	$—	0.0%
*	ABM Resources NL	4,344,904	94,831	0.0%
	Acrux, Ltd.	7,157	22,860	0.0%
	Adelaide Brighton, Ltd.	1,442,564	4,338,921	0.4%
#	Aditya Birla Minerals, Ltd.	884,599	311,869	0.0%
*	AED Oil, Ltd.	363,401	—	0.0%
#	Ainsworth Game Technology, Ltd.	361,760	1,327,319	0.1%
#*	AJ Lucas Group, Ltd.	317,969	346,224	0.0%
*	Alchemia, Ltd.	459,735	135,181	0.0%
#*	Alcyone Resources, Ltd.	4,280,423	35,232	0.0%
#*	Alkane Resources, Ltd.	1,255,636	348,705	0.0%
*	Alliance Resources, Ltd.	444,483	41,049	0.0%
	Altium, Ltd.	13,316	16,427	0.0%
*	Altona Mining, Ltd.	1,108,169	139,147	0.0%
	AMA Group, Ltd.	15,236	3,875	0.0%
	Amalgamated Holdings, Ltd.	462,896	3,503,600	0.3%
#	Amcom Telecommunications, Ltd.	1,009,533	1,828,999	0.2%
*	Ampella Mining, Ltd.	108,829	12,821	0.0%
#	Ansell, Ltd.	414,608	6,679,169	0.7%
#*	Antares Energy, Ltd.	988,877	421,042	0.0%
	AP Eagers, Ltd.	235,789	874,158	0.1%
#	APN News & Media, Ltd.	2,446,377	554,926	0.1%
#*	Aquarius Platinum, Ltd.	1,647,462	962,290	0.1%
#*	Aquila Resources, Ltd.	401,161	652,044	0.1%
*	Arafura Resources, Ltd.	1,093,749	80,714	0.0%
#	ARB Corp., Ltd.	347,600	3,618,020	0.4%
	Aristocrat Leisure, Ltd.	2,580,305	10,084,202	1.0%
	Arrium, Ltd.	6,725,688	4,759,811	0.5%
#	ASG Group, Ltd.	605,445	184,680	0.0%
*	Atlantic, Ltd.	96,276	20,434	0.0%
	Atlas Iron, Ltd.	3,550,947	2,411,847	0.2%
#*	Aurora Oil & Gas, Ltd.	1,945,481	5,140,525	0.5%
#	Ausdrill, Ltd.	1,591,020	1,238,753	0.1%
#	Ausenco, Ltd.	480,367	872,465	0.1%
#*	Austal, Ltd.	1,105,762	763,396	0.1%
	Austbrokers Holdings, Ltd.	163,926	1,626,306	0.2%
#	Austin Engineering, Ltd.	234,625	674,919	0.1%
*	Austpac Resources NL	2,193,326	30,177	0.0%
*	Australian Agricultural Co., Ltd.	1,132,520	1,203,741	0.1%
	Australian Infrastructure Fund	3,606,473	36,291	0.0%
	Australian Pharmaceutical Industries, Ltd.	2,452,401	994,607	0.1%
	Australian Vintage, Ltd.	2,437,348	1,058,464	0.1%
	Automotive Holdings Group, Ltd.	829,511	2,426,315	0.2%
*	Avanco Resources, Ltd.	2,010,636	101,937	0.0%
#*	AVJennings, Ltd.	7,259,050	2,924,402	0.3%
*	AWE, Ltd.	2,461,555	2,775,525	0.3%
#*	Azimuth Resources, Ltd.	334,414	79,510	0.0%
*	Azumah Resources, Ltd.	181,891	4,520	0.0%
#*	Bandanna Energy, Ltd.	622,869	57,015	0.0%
*	Bannerman Resources, Ltd.	171,045	9,660	0.0%
	BC Iron, Ltd.	427,530	1,263,911	0.1%

1

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
	Beach Energy, Ltd.	6,784,746	$6,971,082	0.7%
*	Beadell Resources, Ltd.	6,367	2,970	0.0%
	Bega Cheese, Ltd.	4,802	11,328	0.0%
#*	Berkeley Resources, Ltd.	434,006	93,535	0.0%
	Beyond International, Ltd.	61,256	83,987	0.0%
#*	Billabong International, Ltd.	1,600,753	226,915	0.0%
*	Bionomics, Ltd.	307,673	95,611	0.0%
*	Bisalloy Steel Group, Ltd.	93,800	72,855	0.0%
	Blackmores, Ltd.	77,384	1,909,672	0.2%
#*	Blackthorn Resources, Ltd.	224,195	44,397	0.0%
*	BlueScope Steel, Ltd.	2,365,706	10,064,323	1.0%
#	Boart Longyear, Ltd.	2,638,658	1,607,994	0.2%
#*	Boom Logistics, Ltd.	812,985	64,937	0.0%
*	Boulder Steel, Ltd.	165,585	3,129	0.0%
#	Bradken, Ltd.	1,022,589	4,015,694	0.4%
#	Breville Group, Ltd.	598,466	3,860,098	0.4%
	Brickworks, Ltd.	137,248	1,596,637	0.2%
	BSA, Ltd.	575,747	76,591	0.0%
	BT Investment Management, Ltd.	221,637	617,960	0.1%
#*	Buccaneer Energy, Ltd.	4,354,425	139,382	0.0%
#*	Buru Energy, Ltd.	416,432	462,358	0.1%
#	Cabcharge Australia, Ltd.	614,384	2,256,187	0.2%
	Calliden Group, Ltd.	389,687	105,675	0.0%
*	Cape Lambert Resources, Ltd.	373,413	34,328	0.0%
*	Capral, Ltd.	58,499	10,509	0.0%
#	Cardno, Ltd.	599,641	2,838,752	0.3%
#*	Carnarvon Petroleum, Ltd.	4,944,854	180,875	0.0%
#*	Carnegie Wave Energy, Ltd.	263,165	7,148	0.0%
#	carsales.com, Ltd.	1,220,399	10,491,734	1.0%
	Cash Converters International, Ltd.	1,452,691	1,421,105	0.1%
	CDS Technologies, Ltd.	13,276	—	0.0%
#	Cedar Woods Properties, Ltd.	225,678	1,067,125	0.1%
*	Centaurus Metals, Ltd.	107,335	12,915	0.0%
*	Central Petroleum, Ltd.	1,759,865	117,322	0.0%
	Centrebet International, Ltd. Claim Units	81,336	—	0.0%
	Centrebet International, Ltd. Litigation Rights	81,336	—	0.0%
#*	Ceramic Fuel Cells, Ltd.	3,660,727	130,157	0.0%
#	Chalice Gold Mines, Ltd.	320,684	45,721	0.0%
#	Challenger, Ltd.	198,545	723,999	0.1%
#	Chandler Macleod Group, Ltd.	386,386	141,635	0.0%
	ChemGenex Pharmaceuticals, Ltd.	115,291	—	0.0%
*	Chesser Resources, Ltd.	148,340	14,240	0.0%
#*	Citigold Corp., Ltd.	3,765,806	150,531	0.0%
*	Clarius Group, Ltd.	45,280	8,415	0.0%
*	Clinuvel Pharmaceuticals, Ltd.	106,846	176,269	0.0%
#	Clough, Ltd.	1,527,345	1,492,364	0.2%
	Clover Corp., Ltd.	434,207	227,914	0.0%
*	CO2 Group, Ltd.	194,592	15,366	0.0%
#*	Coal of Africa, Ltd.	668,800	116,250	0.0%
#*	Coalspur Mines, Ltd.	1,239,823	321,790	0.0%
*	Cobar Consolidated Resources, Ltd.	105,928	8,176	0.0%
#*	Cockatoo Coal, Ltd.	3,318,970	81,396	0.0%

2

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
#	Codan, Ltd.	379,693	$526,013	0.1%
*	Coffey International, Ltd.	1,048,636	111,360	0.0%
	Collection House, Ltd.	1,777,592	2,665,630	0.3%
#	Collins Foods, Ltd.	220,087	337,381	0.0%
*	Comet Ridge, Ltd.	15,204	3,035	0.0%
*	Cooper Energy, Ltd.	336,842	115,119	0.0%
	Coventry Group, Ltd.	144,778	356,675	0.0%
	Credit Corp. Group, Ltd.	110,382	946,266	0.1%
*	Crusader Resources, Ltd.	65,920	13,866	0.0%
#	CSG, Ltd.	740,785	633,883	0.1%
	CSR, Ltd.	2,700,745	5,484,654	0.5%
	CTI Logistics, Ltd.	7,200	11,292	0.0%
#*	Cudeco, Ltd.	399,317	727,781	0.1%
*	Cue Energy Resources, Ltd.	1,378,665	137,176	0.0%
#	Data#3, Ltd.	378,295	372,063	0.0%
#	David Jones, Ltd.	3,152,271	7,336,626	0.7%
#	Decmil Group, Ltd.	728,820	1,181,482	0.1%
#*	Deep Yellow, Ltd.	1,039,981	31,385	0.0%
	Devine, Ltd.	497,498	305,702	0.0%
#*	Discovery Metals, Ltd.	1,368,337	166,672	0.0%
#	Domino's Pizza Enterprises, Ltd.	14,892	152,259	0.0%
#	Downer EDI, Ltd.	2,242,735	7,312,410	0.7%
*	Dragon Mining, Ltd.	171,966	23,594	0.0%
#*	Drillsearch Energy, Ltd.	1,857,099	1,773,395	0.2%
	DUET Group	529,900	972,127	0.1%
#	DuluxGroup, Ltd.	2,256,906	8,681,678	0.8%
#	DWS, Ltd.	382,927	503,765	0.1%
*	EHG Corp., Ltd.	482	—	0.0%
#*	Elders, Ltd.	1,419,921	86,716	0.0%
*	Elemental Minerals, Ltd.	388,188	161,698	0.0%
#	Emeco Holdings, Ltd.	3,418,670	860,294	0.1%
*	Empire Oil & Gas NL	922,161	9,220	0.0%
#*	Energy Resources of Australia, Ltd.	819,847	894,604	0.1%
#*	Energy World Corp., Ltd.	4,052,461	1,444,713	0.1%
*	Entek Energy, Ltd.	74,293	1,823	0.0%
	Envestra, Ltd.	6,189,006	5,643,288	0.6%
#*	Equatorial Resources, Ltd.	176,571	77,119	0.0%
	ERM Power, Ltd.	8,240	18,757	0.0%
#	Ethane Pipeline Income Fund	146,766	235,121	0.0%
#	Euroz, Ltd.	90,019	82,577	0.0%
*	Evolution Mining, Ltd.	1,783,827	952,378	0.1%
#	Fairfax Media, Ltd.	9,687,821	4,381,498	0.4%
#	Fantastic Holdings, Ltd.	335,900	605,162	0.1%
#*	FAR, Ltd.	8,567,778	211,359	0.0%
#	Finbar Group, Ltd.	106,108	121,821	0.0%
*	Finders Resources, Ltd.	7,442	1,171	0.0%
	FKP Property Group	843,156	977,164	0.1%
#	Fleetwood Corp., Ltd.	369,568	1,212,496	0.1%
#	FlexiGroup, Ltd.	620,491	2,481,428	0.2%
#*	Flinders Mines, Ltd.	6,909,293	180,746	0.0%
#*	Focus Minerals, Ltd.	19,167,915	242,440	0.0%
#	Forge Group, Ltd.	309,951	1,183,797	0.1%

3

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
	Funtastic, Ltd.	14,936	$2,108	0.0%
#	G8 Education, Ltd.	459,389	1,029,694	0.1%
#*	Galaxy Resources, Ltd.	760,450	107,798	0.0%
	Gazal Corp., Ltd.	78,050	207,547	0.0%
*	Geodynamics, Ltd.	1,015,653	80,218	0.0%
#*	Gindalbie Metals, Ltd.	2,927,610	291,866	0.0%
	Global Construction Services, Ltd.	4,832	1,931	0.0%
*	Gold Road Resources, Ltd.	141,504	5,607	0.0%
*	Golden Rim Resources, Ltd.	191,403	1,887	0.0%
*	Goodman Fielder, Ltd.	9,960,250	6,666,155	0.7%
	GrainCorp, Ltd. Class A	828,668	9,484,134	0.9%
#	Grange Resources, Ltd.	1,343,721	195,733	0.0%
	Greencross, Ltd.	7,711	33,527	0.0%
#*	Greenland Minerals & Energy, Ltd.	796,390	164,085	0.0%
#*	Gryphon Minerals, Ltd.	1,931,531	231,407	0.0%
#	GUD Holdings, Ltd.	521,492	2,847,006	0.3%
*	Gujarat NRE Coking Coal, Ltd.	119,865	18,636	0.0%
#*	Gunns, Ltd.	2,872,620	—	0.0%
#	GWA Group, Ltd.	1,295,732	2,836,766	0.3%
	Hansen Technologies, Ltd.	5,702	4,741	0.0%
*	Hastie Group, Ltd.	81,042	—	0.0%
*	Havilah Resources NL	181,606	36,828	0.0%
	HFA Holdings, Ltd.	235,865	194,498	0.0%
	HGL, Ltd.	85,727	40,326	0.0%
#*	Highlands Pacific, Ltd.	2,651,500	131,504	0.0%
*	Hillgrove Resources, Ltd.	1,190,412	60,944	0.0%
#	Hills Holdings, Ltd.	1,107,227	1,025,923	0.1%
#*	Horizon Oil, Ltd.	5,132,601	1,525,223	0.2%
*	Icon Energy, Ltd.	1,135,301	149,713	0.0%
*	IDM International, Ltd.	23,969	855	0.0%
	iiNET, Ltd.	709,568	4,026,674	0.4%
#	Imdex, Ltd.	1,155,517	649,734	0.1%
#	IMF Australia, Ltd.	314,016	504,589	0.1%
#	Independence Group NL	1,121,882	2,321,064	0.2%
*	Indophil Resources NL	3,118,946	770,721	0.1%
#*	Infigen Energy, Ltd.	2,031,614	472,678	0.1%
	Infomedia, Ltd.	1,458,074	624,839	0.1%
#	Integrated Research, Ltd.	317,407	299,581	0.0%
#*	Intrepid Mines, Ltd.	1,794,707	365,497	0.0%
#	Invocare, Ltd.	633,106	6,574,828	0.6%
	IOOF Holdings, Ltd.	1,074,600	7,201,617	0.7%
#	Iress, Ltd.	603,773	4,132,881	0.4%
#*	Iron Ore Holdings, Ltd.	336,216	224,792	0.0%
#*	Ivanhoe Australia, Ltd.	516,032	95,020	0.0%
#	JB Hi-Fi, Ltd.	582,072	8,916,596	0.9%
	Jumbo Interactive, Ltd.	50,335	68,828	0.0%
#*	Jupiter Mines, Ltd.	465,443	29,855	0.0%
#	K&S Corp., Ltd.	235,077	365,392	0.0%
#*	Kagara, Ltd.	1,945,393	213,499	0.0%
*	Kangaroo Resources, Ltd.	2,090,271	46,490	0.0%
#*	Karoon Gas Australia, Ltd.	667,086	3,104,359	0.3%
*	Kasbah Resources, Ltd.	380,980	34,879	0.0%

4

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
#	Kingsgate Consolidated, Ltd.	796,949	$949,525	0.1%
#	Kingsrose Mining, Ltd.	709,616	227,173	0.0%
	Lednium, Ltd.	195,019	—	0.0%
#*	Linc Energy, Ltd.	1,641,188	1,207,572	0.1%
*	Liquefied Natural Gas, Ltd.	496,042	54,311	0.0%
	LogiCamms, Ltd.	27,882	32,947	0.0%
	Lonestar Resources, Ltd.	819,137	108,421	0.0%
#	Lycopodium, Ltd.	80,228	311,869	0.0%
#	M2 Telecommunications Group, Ltd.	664,523	3,547,543	0.4%
#	MACA, Ltd.	363,026	584,274	0.1%
#	Macmahon Holdings, Ltd.	6,319,933	745,497	0.1%
	Macquarie Atlas Roads Group	398,554	705,760	0.1%
#	Macquarie Telecom Group, Ltd.	35,019	252,902	0.0%
	Mastermyne Group, Ltd.	8,431	5,375	0.0%
#*	Matrix Composites & Engineering, Ltd.	167,126	120,029	0.0%
#*	Maverick Drilling & Exploration, Ltd.	471,962	154,788	0.0%
	MaxiTRANS Industries, Ltd.	942,578	914,410	0.1%
*	Mayne Pharma Group, Ltd.	1,401,338	547,927	0.1%
#	McMillan Shakespeare, Ltd.	76,963	1,137,043	0.1%
	McPherson's, Ltd.	384,976	441,302	0.1%
	Medusa Mining, Ltd.	834,363	1,200,324	0.1%
#	Melbourne IT, Ltd.	442,110	881,880	0.1%
#*	MEO Australia, Ltd.	681,039	36,270	0.0%
	Mermaid Marine Australia, Ltd.	1,133,062	3,631,481	0.4%
#*	Mesoblast, Ltd.	142,746	688,813	0.1%
*	Metals X, Ltd.	513,853	45,979	0.0%
*	Metgasco, Ltd.	667,052	31,706	0.0%
#*	Metminco, Ltd.	1,879,249	21,999	0.0%
*	MHM Metals, Ltd.	195,855	21,494	0.0%
	Miclyn Express Offshore, Ltd.	669,144	1,094,233	0.1%
#	Mincor Resources NL	1,004,969	440,908	0.1%
*	Minemakers, Ltd.	113,803	12,459	0.0%
*	Mineral Deposits, Ltd.	364,144	678,204	0.1%
#	Mineral Resources, Ltd.	595,301	4,479,795	0.4%
#*	Mirabela Nickel, Ltd.	2,820,238	219,863	0.0%
#*	Molopo Energy, Ltd.	1,186,993	258,706	0.0%
#	Monadelphous Group, Ltd.	420,522	6,165,798	0.6%
*	Morning Star Gold NL	332,749	33,475	0.0%
#	Mortgage Choice, Ltd.	631,109	1,232,536	0.1%
#	Mount Gibson Iron, Ltd.	3,718,184	1,567,669	0.2%
#	Myer Holdings, Ltd.	3,564,925	7,744,137	0.8%
#	MyState, Ltd.	151,232	584,817	0.1%
*	Nanosonics, Ltd.	152,184	84,145	0.0%
	National Energy Holdings, Ltd.	1,996	—	0.0%
#	Navitas, Ltd.	1,189,617	6,291,113	0.6%
#*	Neon Energy, Ltd.	2,411,585	530,437	0.1%
*	Newsat, Ltd.	569,941	189,930	0.0%
#*	Nexus Energy, Ltd.	5,713,221	409,945	0.0%
	NIB Holdings, Ltd.	1,851,831	3,611,397	0.4%
*	Nido Petroleum, Ltd.	6,093,154	122,695	0.0%
#*	Noble Mineral Resources, Ltd.	405,717	3,301	0.0%
#	Norfolk Group, Ltd.	361,653	149,065	0.0%

5

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
*	Northern Iron, Ltd.	692,729	$68,247	0.0%
#	Northern Star Resources, Ltd.	1,975,807	1,065,399	0.1%
#	NRW Holdings, Ltd.	1,198,146	983,761	0.1%
*	NuCoal Resources, Ltd.	429,538	26,550	0.0%
#	Nufarm, Ltd.	884,408	3,751,099	0.4%
#	Oakton, Ltd.	380,407	393,728	0.0%
*	OM Holdings, Ltd.	29,193	9,315	0.0%
*	OPUS Group, Ltd.	65,187	6,281	0.0%
#*	Orocobre, Ltd.	257,530	327,609	0.0%
#	OrotonGroup, Ltd.	102,313	658,489	0.1%
#*	Otto Energy, Ltd.	1,936,175	129,207	0.0%
	OZ Minerals, Ltd.	1,393,463	5,229,618	0.5%
	Pacific Brands, Ltd.	4,553,565	2,916,977	0.3%
*	Pacific Niugini, Ltd.	200,616	18,175	0.0%
#*	Paladin Energy, Ltd.	4,096,983	3,263,426	0.3%
	Pan Pacific Petroleum NL	1,094,343	95,984	0.0%
	PanAust, Ltd.	1,679,535	2,784,544	0.3%
#*	Pancontinental Oil & Gas NL	1,006,891	45,498	0.0%
#	Panoramic Resources, Ltd.	1,014,830	185,576	0.0%
*	PaperlinX, Ltd.	2,814,406	132,745	0.0%
	Patties Foods, Ltd.	42,099	53,885	0.0%
*	Peak Resources, Ltd.	288,357	34,683	0.0%
#*	Peet, Ltd.	1,455,746	1,482,914	0.2%
*	Peninsula Energy, Ltd.	5,178,834	112,184	0.0%
#*	Perilya, Ltd.	1,482,070	162,356	0.0%
#	Perpetual, Ltd.	226,579	7,289,245	0.7%
#*	Perseus Mining, Ltd.	1,772,366	726,939	0.1%
#*	Pharmaxis, Ltd.	912,481	115,081	0.0%
*	Phosphagenics, Ltd.	1,842,963	219,113	0.0%
#*	Platinum Australia, Ltd.	1,442,661	49,759	0.0%
#*	Pluton Resources, Ltd.	538,056	29,765	0.0%
*	PMP, Ltd.	2,395,607	584,993	0.1%
*	Poseidon Nickel, Ltd.	436,181	50,812	0.0%
	Premier Investments, Ltd.	421,032	2,571,600	0.3%
#*	Prima Biomed, Ltd.	2,338,194	144,461	0.0%
	Primary Health Care, Ltd.	1,709,571	7,487,216	0.7%
#	Prime Media Group, Ltd.	1,777,139	1,635,307	0.2%
	PrimeAg Australia, Ltd.	271,248	206,748	0.0%
#	Programmed Maintenance Services, Ltd.	624,498	1,403,893	0.1%
#*	QRxPharma, Ltd.	167,593	160,762	0.0%
*	Quickstep Holdings, Ltd.	462,355	58,955	0.0%
#*	Ramelius Resources, Ltd.	1,512,836	153,156	0.0%
#*	Range Resources, Ltd.	1,456,711	59,971	0.0%
#	RCG Corp., Ltd.	60,936	30,406	0.0%
#	RCR Tomlinson, Ltd.	1,056,974	2,221,220	0.2%
#	REA Group, Ltd.	159,409	4,017,109	0.4%
#	Reckon, Ltd.	280,260	648,690	0.1%
*	Red 5, Ltd.	9,022	5,116	0.0%
#*	Red Fork Energy, Ltd.	1,596,538	723,648	0.1%
#	Redflex Holdings, Ltd.	377,855	381,894	0.0%
	Reece Australia, Ltd.	238,257	5,206,792	0.5%
*	Reed Resources, Ltd.	776,378	25,715	0.0%

6

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
#*	Regis Resources, Ltd.	897,552	$2,375,941	0.2%
#	Reject Shop, Ltd. (The)	147,999	2,316,348	0.2%
	Resolute Mining, Ltd.	3,133,646	1,752,096	0.2%
*	Resource and Investment NL	277,066	14,018	0.0%
*	Resource Equipment, Ltd.	118,411	15,578	0.0%
#*	Resource Generation, Ltd.	338,381	59,591	0.0%
#	Retail Food Group, Ltd.	215,538	776,071	0.1%
#*	Rex Minerals, Ltd.	469,315	142,310	0.0%
*	Rialto Energy, Ltd.	1,967,580	49,778	0.0%
#	Ridley Corp., Ltd.	1,283,068	880,318	0.1%
*	RiverCity Motorway Group	1,563,354	—	0.0%
*	Robust Resources, Ltd.	91,350	19,668	0.0%
*	Roc Oil Co., Ltd.	6,490,268	2,660,820	0.3%
	RungePincockMinarco, Ltd.	30,702	13,249	0.0%
#	Ruralco Holdings, Ltd.	96,796	273,504	0.0%
#	SAI Global, Ltd.	1,227,020	4,064,677	0.4%
#	Salmat, Ltd.	664,807	1,179,014	0.1%
#*	Samson Oil & Gas, Ltd.	7,175,499	144,693	0.0%
*	Sandfire Resources NL	61,042	286,084	0.0%
#*	Santana Minerals, Ltd.	196,104	12,913	0.0%
#*	Saracen Mineral Holdings, Ltd.	2,686,129	292,313	0.0%
	Schaffer Corp., Ltd.	33,766	134,186	0.0%
#	Sedgman, Ltd.	452,719	217,860	0.0%
#	Select Harvests, Ltd.	318,159	942,114	0.1%
#*	Senex Energy, Ltd.	4,213,233	2,245,502	0.2%
#	Servcorp, Ltd.	301,327	881,976	0.1%
#	Service Stream, Ltd.	1,432,710	183,440	0.0%
#	Seven West Media, Ltd.	1,791,364	3,109,961	0.3%
#	Sigma Pharmaceuticals, Ltd.	5,695,562	4,096,932	0.4%
*	Sihayo Gold, Ltd.	574,042	38,270	0.0%
*	Silex Systems, Ltd.	521,244	1,048,757	0.1%
	Silver Chef, Ltd.	36,137	244,310	0.0%
#*	Silver Lake Resources, Ltd.	1,716,583	958,181	0.1%
#	Sims Metal Management, Ltd.	558,985	4,221,851	0.4%
*	Sipa Resources, Ltd.	513,089	27,479	0.0%
#	Sirtex Medical, Ltd.	219,105	2,390,571	0.2%
#	Skilled Group, Ltd.	813,655	1,913,229	0.2%
	Slater & Gordon, Ltd.	78,115	197,836	0.0%
#	SMS Management & Technology, Ltd.	463,271	1,920,948	0.2%
	Southern Cross Electrical Engineering, Ltd.	21,171	16,017	0.0%
	Southern Cross Media Group, Ltd.	2,652,105	3,471,855	0.3%
	Spark Infrastructure Group	3,454,752	5,478,506	0.5%
#	Specialty Fashion Group, Ltd.	809,557	611,891	0.1%
#*	St Barbara, Ltd.	2,014,732	857,624	0.1%
*	Starpharma Holdings, Ltd.	413,840	304,510	0.0%
*	Straits Resources, Ltd.	917,602	10,957	0.0%
*	Strike Energy, Ltd.	1,315,724	88,488	0.0%
	Structural Systems, Ltd.	104,952	31,097	0.0%
#	STW Communications Group, Ltd.	1,438,368	1,883,416	0.2%
#*	Sundance Energy Australia, Ltd.	1,716,940	1,386,612	0.1%
#*	Sundance Resources, Ltd.	8,756,539	556,985	0.1%
	Sunland Group, Ltd.	741,191	960,267	0.1%

7

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
#	Super Retail Group, Ltd.	1,291,875	$14,139,933	1.4%
	Swick Mining Services, Ltd.	106,166	27,841	0.0%
#*	Talon Petroleum, Ltd.	348,484	15,770	0.0%
#*	Tanami Gold NL	1,148,915	57,666	0.0%
#*	Tap Oil, Ltd.	1,450,696	621,069	0.1%
	Tassal Group, Ltd.	652,338	1,470,932	0.1%
	Technology One, Ltd.	1,322,653	2,168,180	0.2%
#*	Ten Network Holdings, Ltd.	9,333,986	2,345,682	0.2%
#*	TFS Corp., Ltd.	1,393,854	650,442	0.1%
	Thorn Group, Ltd.	378,515	702,035	0.1%
*	Tiger Resources, Ltd.	2,608,861	392,434	0.0%
*	Toro Energy, Ltd.	70,156	4,730	0.0%
	Tox Free Solutions, Ltd.	586,739	1,847,885	0.2%
	TPG Telecom, Ltd.	1,500,356	4,819,739	0.5%
	Transfield Services, Ltd.	2,146,982	1,515,884	0.2%
*	Transpacific Industries Group, Ltd.	4,617,433	3,362,720	0.3%
#	Treasury Group, Ltd.	13,299	85,919	0.0%
#	Troy Resources, Ltd.	429,008	604,736	0.1%
	Trust Co., Ltd. (The)	89,605	449,971	0.1%
#	UGL, Ltd.	837,897	5,262,061	0.5%
*	Unity Mining, Ltd.	2,433,889	160,764	0.0%
	UXC, Ltd.	1,328,231	1,255,841	0.1%
*	Venture Minerals, Ltd.	450,858	49,758	0.0%
*	Villa World, Ltd.	73,180	76,004	0.0%
	Village Roadshow, Ltd.	855,994	4,445,939	0.4%
#*	Virgin Australia Holdings, Ltd.	7,648,897	2,961,844	0.3%
	Virgin Australia Holdings, Ltd. (B7L5734)	7,648,897	7	0.0%
*	Vision Eye Institute, Ltd.	207,921	150,591	0.0%
#	Vocus Communications, Ltd.	87,747	168,117	0.0%
	Warrnambool Cheese & Butter Factory Co. Holding, Ltd.	3,311	11,813	0.0%
*	Watpac, Ltd.	718,644	358,770	0.0%
#	WDS, Ltd.	375,342	119,157	0.0%
#	Webjet, Ltd.	390,881	1,587,699	0.2%
	Webster, Ltd.	180,921	118,972	0.0%
#	Western Areas, Ltd.	821,191	1,749,007	0.2%
#*	Western Desert Resources, Ltd.	241,493	153,533	0.0%
#*	White Energy Co., Ltd.	643,913	89,541	0.0%
#	Whitehaven Coal, Ltd.	33,617	70,730	0.0%
	WHK Group, Ltd.	1,230,777	750,943	0.1%
	Wide Bay Australia, Ltd.	84,697	407,218	0.0%
#*	Windimurra Vanadium, Ltd.	67,179	—	0.0%
#	Wotif.com Holdings, Ltd.	588,604	2,441,175	0.2%
#*	YTC Resources, Ltd.	104,200	15,237	0.0%
TOTAL AUSTRALIA			482,792,700	46.7%

CANADA — (0.0%)
*	Marengo Mining, Ltd.	1,428,204	36,996	0.0%
*	Primero Mining Corp.	45,104	180,673	0.0%
TOTAL CANADA			217,669	0.0%

CHINA — (0.3%)
	Active Group Holdings, Ltd.	184,000	18,982	0.0%

8

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
CHINA — (Continued)
*	China Resources and Transportation Group, Ltd.	25,400,000	$1,028,543	0.1%
	China WindPower Group Ltd.	4,757,368	170,509	0.0%
*	Foxconn International Holdings, Ltd.	5,059,000	2,765,604	0.3%
	Lee & Man Chemical Co., Ltd.	91,576	38,780	0.0%
*	Skyfame Realty Holdings, Ltd.	2,505,625	171,972	0.0%
TOTAL CHINA			4,194,390	0.4%

HONG KONG — (22.2%)
	Aeon Credit Service Asia Co., Ltd.	580,000	557,368	0.1%
#	Aeon Stores Hong Kong Co., Ltd.	248,000	484,851	0.1%
	Alco Holdings, Ltd.	1,426,000	291,044	0.0%
	Allan International Holdings	720,000	222,460	0.0%
	Allied Group, Ltd.	683,200	2,330,867	0.2%
	Allied Overseas, Ltd.	50,000	33,481	0.0%
	Allied Properties HK, Ltd.	12,297,857	1,848,318	0.2%
*	Apac Resources, Ltd.	12,780,000	207,061	0.0%
	APT Satellite Holdings, Ltd.	1,545,500	1,094,286	0.1%
	Arts Optical International Hldgs	730,000	150,499	0.0%
	Asia Financial Holdings, Ltd.	2,474,908	1,081,156	0.1%
	Asia Satellite Telecommunications Holdings, Ltd.	962,000	3,411,013	0.3%
*	Asia Standard Hotel	11,777,218	1,512,886	0.2%
	Asia Standard International Group	13,425,937	2,915,016	0.3%
#	Associated International Hotels, Ltd.	980,000	2,518,207	0.3%
	Aupu Group Holding Co., Ltd.	2,504,000	235,253	0.0%
*	Bel Global Resources Holdings, Ltd.	2,576,000	—	0.0%
*	Birmingham International Holdings, Ltd.	6,502,000	127,424	0.0%
	Bonjour Holdings, Ltd.	10,366,000	1,890,298	0.2%
	Bossini International Hldg	3,871,500	196,095	0.0%
#*	Brightoil Petroleum Holdings, Ltd.	8,075,000	1,534,227	0.2%
#*	Brockman Mining, Ltd.	23,482,814	1,544,518	0.2%
*	Burwill Holdings, Ltd.	8,888,960	138,978	0.0%
	Cafe de Coral Holdings, Ltd.	1,288,000	3,833,058	0.4%
	Century City International Holdings, Ltd.	6,419,460	453,383	0.1%
	Century Sunshine Group Holdings, Ltd.	3,715,916	339,502	0.0%
	Champion Technology Holdings, Ltd.	14,881,730	215,032	0.0%
*	Chaoyue Group, Ltd.	1,095,000	70,288	0.0%
	Chen Hsong Holdings	1,212,000	366,004	0.0%
	Cheuk Nang Holdings, Ltd.	589,036	400,306	0.0%
*	Cheung Wo International Holdings, Ltd.	690,000	61,384	0.0%
	Chevalier International Holdings, Ltd.	751,318	1,361,502	0.1%
*	China Billion Resources, Ltd.	4,876,000	—	0.0%
*	China Boon Holdings, Ltd.	6,200,000	60,558	0.0%
*	China Daye Non-Ferrous Metals Mining, Ltd.	8,749,837	222,043	0.0%
	China Digicontent Co., Ltd.	2,710,000	—	0.0%
*	China Electronics Corp. Holdings Co., Ltd.	3,608,250	717,370	0.1%
*	China Energy Development Holdings, Ltd.	24,202,000	298,925	0.0%
*	China Environmental Investment Holdings, Ltd.	7,470,000	250,341	0.0%
	China Financial Services Holdings, Ltd.	954,000	78,641	0.0%
*	China Flavors & Fragrances Co., Ltd.	156,137	20,222	0.0%
*	China Gamma Group, Ltd.	4,625,000	64,101	0.0%
*	China Infrastructure Investment, Ltd.	7,776,000	137,139	0.0%
	China Metal International Holdings, Inc.	2,582,000	624,154	0.1%

9

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
	China Motor Bus Co., Ltd.	50,000	$418,165	0.0%
*	China Nuclear Industry 23 International Corp., Ltd.	1,024,000	163,167	0.0%
*	China Oriental Culture Group, Ltd.	436,000	20,120	0.0%
*	China Outdoor Media Group, Ltd.	7,765,000	48,544	0.0%
*	China Renji Medical Group, Ltd.	12,784,000	34,613	0.0%
*	China Solar Energy Holdings, Ltd.	3,799,000	70,658	0.0%
	China Star Entertainment, Ltd.	700,000	18,787	0.0%
*	China Strategic Holdings, Ltd.	12,585,000	195,792	0.0%
	China Ting Group Holdings, Ltd.	2,443,151	141,484	0.0%
*	China Tycoon Beverage Holdings, Ltd.	2,732,000	29,940	0.0%
	China-Hongkong Photo Products Holdings, Ltd.	2,123,000	169,285	0.0%
	Chinney Investment, Ltd.	1,144,000	187,481	0.0%
#	Chong Hing Bank, Ltd.	962,000	2,630,594	0.3%
	Chow Sang Sang Holdings International, Ltd.	1,819,000	3,660,754	0.4%
	Chu Kong Shipping Enterprise Group Co., Ltd.	2,188,000	688,378	0.1%
	Chuang's China Investments, Ltd.	3,550,494	223,637	0.0%
*	Chuang's Consortium International, Ltd.	5,579,837	708,756	0.1%
	Chun Wo Development Holdings, Ltd.	2,002,926	136,228	0.0%
#	CITIC Telecom International Holdings, Ltd.	10,730,125	3,194,164	0.3%
	CK Life Sciences International Holdings, Inc.	17,228,000	1,414,933	0.1%
	CNT Group, Ltd.	8,315,264	337,541	0.0%
*	COL Capital, Ltd.	2,209,840	383,326	0.0%
*	Continental Holdings, Ltd.	188,250	2,172	0.0%
	Convenience Retail Asia, Ltd.	42,000	29,774	0.0%
	Cosmos Machinery Enterprises, Ltd.	572,400	36,477	0.0%
*	CP Lotus Corp.	11,420,000	307,781	0.0%
#	Cross-Harbour Holdings, Ltd. (The)	679,520	552,204	0.1%
	CSI Properties, Ltd.	31,146,383	1,297,912	0.1%
*	CST Mining Group, Ltd.	71,688,000	792,279	0.1%
*	Culture Landmark Investment, Ltd.	509,800	44,573	0.0%
#*	Culturecom Holdings, Ltd.	3,225,000	536,454	0.1%
	Dah Sing Banking Group, Ltd.	2,402,797	2,822,049	0.3%
	Dah Sing Financial Holdings, Ltd.	837,027	3,343,669	0.3%
	Dan Form Holdings Co., Ltd.	3,668,260	447,042	0.1%
	Dickson Concepts International, Ltd.	1,218,500	682,236	0.1%
*	Dingyi Group Investment, Ltd.	5,497,500	403,417	0.0%
	Dorsett Hospitality International, Ltd.	4,247,000	980,798	0.1%
*	DVN Holdings, Ltd.	823,000	44,897	0.0%
	Eagle Nice International Holdings, Ltd.	1,116,000	203,546	0.0%
	EcoGreen Fine Chemicals Group, Ltd.	1,202,000	230,168	0.0%
	EganaGoldpfeil Holdings, Ltd	4,121,757	—	0.0%
	Emperor Capital Group, Ltd.	1,962,000	83,212	0.0%
	Emperor Entertainment Hotel, Ltd.	3,495,000	1,231,605	0.1%
	Emperor International Holdings	6,378,753	1,717,382	0.2%
#	Emperor Watch & Jewellery, Ltd.	24,420,000	1,998,712	0.2%
*	ENM Holdings, Ltd.	15,112,000	873,792	0.1%
*	Enviro Energy International Holdings, Ltd.	4,776,000	67,748	0.0%
*	EPI Holdings, Ltd.	20,219,927	643,399	0.1%
#	Esprit Holdings, Ltd.	12,237,250	18,001,865	1.7%
*	eSun Holdings, Ltd.	4,472,000	597,989	0.1%
	Ezcom Holdings, Ltd.	72,576	—	0.0%
	Fairwood, Ltd.	595,600	1,226,596	0.1%

10

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
	Far East Consortium International Ltd/HK	5,559,001	$1,847,712	0.2%
#*	Fook Woo Group Holdings, Ltd.	952,000	166,930	0.0%
*	Fountain SET Holdings, Ltd.	4,622,000	632,900	0.1%
	Four Seas Mercantile Hldg	592,000	225,617	0.0%
	Fujikon Industrial Holdings, Ltd.	736,000	266,697	0.0%
#*	G-Resources Group, Ltd.	97,515,000	3,356,074	0.3%
	Get Nice Holdings, Ltd.	21,750,000	920,011	0.1%
#	Giordano International, Ltd.	8,772,000	7,671,983	0.8%
#	Glorious Sun Enterprises, Ltd.	2,702,000	736,647	0.1%
	Gold Peak Industries Holding, Ltd.	3,118,642	343,444	0.0%
	Golden Resources Development International, Ltd.	3,330,500	186,158	0.0%
*	Goldin Financial Holdings, Ltd.	480,000	75,934	0.0%
#*	Goldin Properties Holdings, Ltd.	3,044,000	1,624,814	0.2%
*	Grande Holdings, Ltd. (The)	882,000	46,624	0.0%
	Great Eagle Holdings, Ltd.	70,160	266,905	0.0%
*	Greenheart Group, Ltd.	24,000	1,510	0.0%
*	Group Sense International, Ltd.	232,000	5,105	0.0%
	Guangnan Holdings, Ltd.	2,249,600	255,066	0.0%
#	Guotai Junan International Holdings, Ltd.	3,543,000	1,409,060	0.1%
	Haitong International Securities Group, Ltd.	2,529,379	1,128,518	0.1%
	Hang Fung Gold Technology, Ltd.	1,972,482	—	0.0%
*	Hao Tian Resources Group, Ltd.	9,384,000	479,106	0.1%
#	Harbour Centre Development, Ltd.	963,500	1,794,913	0.2%
	High Fashion International	268,000	106,365	0.0%
	HKR International, Ltd.	5,934,336	2,903,375	0.3%
	Hon Kwok Land Investment Co., Ltd.	314,800	137,610	0.0%
	Hong Fok Land, Ltd.	1,210,000	—	0.0%
#	Hong Kong Aircraft Engineering Co., Ltd.	63,600	852,959	0.1%
	Hong Kong Ferry Holdings Co., Ltd.	809,300	806,083	0.1%
	Hong Kong Television Network, Ltd.	2,401,751	755,810	0.1%
	Hongkong & Shanghai Hotels (The)	840,500	1,372,237	0.1%
*	Hongkong Chinese, Ltd.	5,092,000	1,023,493	0.1%
	Hop Hing Group Holdings, Ltd.	1,132,000	46,447	0.0%
	Hopewell Holdings, Ltd.	742,000	2,457,898	0.2%
	Hsin Chong Construction Group, Ltd.	3,681,658	480,352	0.1%
*	Huafeng Group Holdings, Ltd.	5,113,325	128,246	0.0%
	Hung Hing Printing Group, Ltd.	1,448,000	215,201	0.0%
	Hutchison Telecommunications Hong Kong Holdings, Ltd.	8,846,000	4,663,720	0.5%
*	Hybrid Kinetic Group, Ltd.	7,866,000	97,425	0.0%
*	Hycomm Wireless, Ltd.	89,090	15,052	0.0%
*	Imagi International Holdings, Ltd.	37,184,000	397,554	0.0%
	IPE Group, Ltd.	2,655,000	190,632	0.0%
*	IRC, Ltd.	6,536,000	702,804	0.1%
	IT, Ltd.	3,724,532	1,329,326	0.1%
	ITC Corp., Ltd.	659,645	49,056	0.0%
	ITC Properties Group, Ltd.	3,414,747	1,419,727	0.1%
*	Jinhui Holdings, Ltd.	121,000	24,949	0.0%
*	JLF Investment Co., Ltd.	1,623,500	131,188	0.0%
	Johnson Electric Holdings, Ltd.	5,291,000	3,263,821	0.3%
#	K Wah International Holdings, Ltd.	6,514,390	2,970,601	0.3%
	Kam Hing International Holdings, Ltd.	1,974,000	156,719	0.0%
	Kantone Holdings, Ltd.	9,835,145	96,696	0.0%

11

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
	Karrie International Hldgs	1,337,200	$44,826	0.0%
	Keck Seng Investments	904,600	459,187	0.1%
	Kin Yat Holdings, Ltd.	174,000	22,057	0.0%
	King Pacific International Holdings, Ltd.	1,404,200	—	0.0%
*	King Stone Energy Group, Ltd.	7,089,000	342,749	0.0%
	Kingmaker Footwear Holdings, Ltd.	1,484,955	272,878	0.0%
	Kingston Financial Group, Ltd.	15,477,000	1,348,256	0.1%
*	Ko Yo Chemical Group, Ltd.	16,260,000	194,154	0.0%
#	Kowloon Development Co., Ltd.	2,208,000	2,861,600	0.3%
*	Kwoon Chung Bus Hldgs	530,000	125,774	0.0%
*	Lai Sun Development	69,340,466	1,799,774	0.2%
*	Lai Sun Garment International, Ltd.	2,948,000	507,538	0.1%
	Lam Soon Hong Kong, Ltd.	302,310	178,421	0.0%
	Leading Spirit High-Tech Holdings Co., Ltd.	2,310,000	—	0.0%
	Lee's Pharmaceutical Holdings, Ltd.	505,000	416,207	0.0%
	Lerado Group Holdings Co.	1,900,000	173,695	0.0%
	Lippo China Resources, Ltd.	11,788,000	319,390	0.0%
*	Lippo, Ltd.	1,195,700	603,620	0.1%
*	Lisi Group Holdings, Ltd.	3,758,000	170,884	0.0%
	Liu Chong Hing Investment	799,200	1,108,328	0.1%
	Luen Thai Holdings, Ltd.	1,011,000	375,369	0.0%
#	Luk Fook Holdings International, Ltd.	2,289,000	5,256,802	0.5%
	Luks Group Vietnam Holdings Co., Ltd.	482,913	111,355	0.0%
	Lung Kee Bermuda Holdings	1,613,875	624,053	0.1%
	Magnificent Estates	13,558,000	653,758	0.1%
	Mainland Headwear Holdings, Ltd.	373,600	37,629	0.0%
	Man Wah Holdings, Ltd.	2,492,000	3,102,966	0.3%
	Man Yue Technology Holdings, Ltd.	1,064,000	139,567	0.0%
	Matrix Holdings, Ltd.	1,067,414	243,954	0.0%
*	Mei Ah Entertainment Group, Ltd.	11,040,000	172,934	0.0%
	Melbourne Enterprises, Ltd.	40,500	796,605	0.1%
	Melco International Development, Ltd.	6,017,000	11,320,739	1.1%
#	Midland Holdings, Ltd.	4,472,000	1,666,554	0.2%
	Ming Fai International Holdings, Ltd.	1,765,000	187,357	0.0%
*	Ming Fung Jewellery Group, Ltd.	12,760,000	414,752	0.0%
	Miramar Hotel & Investment	870,000	1,079,878	0.1%
*	Mongolia Energy Corp., Ltd.	10,603,000	305,414	0.0%
#*	Mongolian Mining Corp.	8,332,000	1,524,282	0.2%
*	Nan Nan Resources Enterprise, Ltd.	90,000	4,214	0.0%
	Nanyang Holdings	137,500	531,690	0.1%
	National Electronic Hldgs	2,498,000	331,920	0.0%
	Natural Beauty Bio-Technology, Ltd.	4,470,000	338,493	0.0%
#*	Neo-Neon Holdings, Ltd.	4,065,000	701,877	0.1%
*	Neptune Group, Ltd.	8,440,000	186,572	0.0%
	New Century Group Hong Kong, Ltd.	13,351,464	269,833	0.0%
*	New Smart Energy Group, Ltd.	16,376,250	245,541	0.0%
#*	New Times Energy Corp., Ltd.	1,297,600	104,829	0.0%
	Newocean Energy Holdings, Ltd.	6,960,000	4,140,040	0.4%
*	Next Media, Ltd.	4,095,183	431,628	0.1%
*	Norstar Founders Group, Ltd.	3,256,000	—	0.0%
*	North Asia Resources Holdings, Ltd.	1,148,600	44,311	0.0%
*	Orange Sky Golden Harvest Entertainment Holdings, Ltd.	6,229,706	272,620	0.0%

12

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
	Orient Power Holdings, Ltd.	804,000	$—	0.0%
#	Oriental Watch Holdings	3,116,800	1,007,915	0.1%
	Pacific Andes International Holdings, Ltd.	11,385,378	503,565	0.1%
	Pacific Basin Shipping, Ltd.	10,196,000	5,737,523	0.6%
	Pacific Textile Holdings, Ltd.	2,901,000	3,263,414	0.3%
	Paliburg Holdings, Ltd.	3,152,830	1,033,933	0.1%
*	Pan Asia Environmental Protection Group, Ltd.	80,000	6,461	0.0%
	PCCW, Ltd.	943,000	442,530	0.1%
#	Peace Mark Holdings, Ltd.	2,738,022	—	0.0%
*	Pearl Oriental Oil, Ltd.	12,495,400	765,250	0.1%
	Pegasus International Holdings, Ltd.	226,000	32,369	0.0%
	Pico Far East Holdings, Ltd.	4,798,000	1,639,820	0.2%
	Playmates Holdings, Ltd.	432,000	427,619	0.0%
*	PNG Resources Holdings, Ltd.	19,986,362	555,090	0.1%
	Pokfulam Development Co.	234,000	382,106	0.0%
*	Poly Capital Holdings, Ltd.	1,154,000	14,755	0.0%
	Polytec Asset Holdings, Ltd.	10,878,526	1,325,888	0.1%
	Public Financial Holdings, Ltd.	3,194,000	1,426,308	0.1%
	PYI Corp., Ltd.	24,381,973	587,131	0.1%
*	Pyxis Group, Ltd.	1,936,000	42,434	0.0%
	Raymond Industrial, Ltd.	479,400	54,950	0.0%
	Regal Hotels International Holdings, Ltd.	2,745,800	1,251,924	0.1%
	Richfield Group Holdings, Ltd.	9,672,000	276,837	0.0%
*	Rising Development Holdings, Ltd.	2,278,000	88,445	0.0%
	Rivera Holdings, Ltd.	5,710,000	227,009	0.0%
#	SA SA International Holdings, Ltd.	6,808,000	6,679,377	0.7%
	Safety Godown Co., Ltd.	398,000	538,248	0.1%
	Samsonite International SA	214,500	515,730	0.1%
*	San Miguel Brewery Hong Kong, Ltd.	256,800	41,657	0.0%
*	Sandmartin International Holdings, Ltd.	84,000	4,709	0.0%
	Sanyuan Group, Ltd.	415,000	—	0.0%
	SAS Dragon Hldg, Ltd.	430,000	124,994	0.0%
	SEA Holdings, Ltd.	1,158,000	684,521	0.1%
*	Sheng Yuan Holdings, Ltd.	10,000	466	0.0%
#	Shenyin Wanguo HK, Ltd.	1,842,500	625,936	0.1%
	Shenzhen High-Tech Holdings, Ltd.	812,000	96,804	0.0%
*	Shougang Concord Technology Holdings	4,479,809	211,170	0.0%
*	Shun Ho Resources Holdings, Ltd.	233,000	41,104	0.0%
*	Shun Ho Technology Holdings, Ltd.	1,037,452	188,080	0.0%
	Shun Tak Holdings, Ltd.	9,823,419	4,701,097	0.5%
#	Silver base Group Holdings, Ltd.	4,544,677	837,634	0.1%
*	Sing Pao Media Enterprises, Ltd.	250,511	—	0.0%
	Sing Tao News Corp., Ltd.	1,974,000	271,345	0.0%
#	Singamas Container Holdings, Ltd.	9,174,000	1,878,597	0.2%
*	Sino Distillery Group, Ltd.	2,556,000	187,910	0.0%
*	Sino-Tech International Holdings, Ltd.	29,380,000	98,897	0.0%
	Sinocan Holdings, Ltd.	350,000	—	0.0%
*	Sinocop Resources Holdings, Ltd.	1,870,000	113,345	0.0%
	SIS International Holdings	34,000	13,164	0.0%
	Sitoy Group Holdings, Ltd.	321,000	133,070	0.0%
	SmarTone Telecommunications Holdings, Ltd.	2,359,500	3,868,250	0.4%
	SOCAM Development, Ltd.	1,620,771	1,972,409	0.2%
13

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
*	Solomon Systech International, Ltd.	6,590,000	$285,889	0.0%
	Soundwill Holdings, Ltd.	388,000	794,865	0.1%
*	South China China, Ltd.	6,744,000	638,209	0.1%
*	South China Land, Ltd.	16,631,170	307,621	0.0%
	Stella International Holdings, Ltd.	188,000	520,107	0.1%
	Stelux Holdings International, Ltd.	3,100,400	1,035,729	0.1%
*	Styland Holdings, Ltd.	137,438	2,440	0.0%
*	Success Universe Group, Ltd.	5,552,000	127,271	0.0%
	Sun Hing Vision Group Holdings, Ltd.	358,000	124,133	0.0%
	Sun Hung Kai & Co., Ltd.	2,842,429	1,568,750	0.2%
*	Sun Innovation Holdings, Ltd.	10,445,655	177,435	0.0%
*	Sunway International Holdings, Ltd.	244,000	6,130	0.0%
*	Superb Summit International Group, Ltd.	21,156,600	926,613	0.1%
*	Sustainable Forest Holdings, Ltd.	13,677,750	80,380	0.0%
	TAI Cheung Holdings	2,019,000	1,605,486	0.2%
	TAI Sang Land Developement, Ltd.	804,910	359,871	0.0%
*	Talent Property Group, Ltd.	5,106,420	91,601	0.0%
#	Tan Chong International, Ltd.	1,212,000	382,660	0.0%
#	Tao Heung Holdings, Ltd.	431,000	337,043	0.0%
#*	Taung Gold International, Ltd.	14,590,000	299,097	0.0%
	Television Broadcasts, Ltd.	267,900	1,848,992	0.2%
	Termbray Industries International	2,304,900	272,873	0.0%
	Tern Properties	51,200	29,299	0.0%
	Texwinca Holdings, Ltd.	3,090,000	2,868,174	0.3%
	Tian Teck Land	1,054,000	1,133,955	0.1%
#*	Titan Petrochemicals Group, Ltd.	13,140,000	4,235	0.0%
*	Tom Group, Ltd.	2,754,000	329,297	0.0%
	Tongda Group Holdings, Ltd.	15,250,000	899,412	0.1%
*	Topsearch International Holdings, Ltd.	384,000	12,076	0.0%
*	Town Health International Investments, Ltd.	1,175,165	90,428	0.0%
	Tradelink Electronic Commerce, Ltd.	2,744,000	524,375	0.1%
#	Transport International Holdings, Ltd.	1,001,741	2,110,008	0.2%
#	Trinity, Ltd.	6,376,000	2,207,303	0.2%
	Tristate Holdings, Ltd.	188,000	88,508	0.0%
*	TSC Group Holdings, Ltd.	2,760,000	919,519	0.1%
	Tse Sui Luen Jewellery International, Ltd.	300,000	137,762	0.0%
	Tysan Holdings, Ltd.	1,040,773	252,016	0.0%
*	U-RIGHT International Holdings, Ltd.	4,746,000	—	0.0%
#*	United Laboratories International Holdings, Ltd. (The)	3,422,000	1,223,829	0.1%
*	Universal Technologies Holdings, Ltd.	7,630,000	593,658	0.1%
*	Up Energy Development Group, Ltd.	1,011,000	64,087	0.0%
*	Value Convergence Holdings, Ltd.	1,692,000	231,821	0.0%
#	Value Partners Group, Ltd.	4,476,000	2,389,314	0.2%
	Van Shung Chong Holdings, Ltd.	789,335	101,770	0.0%
	Varitronix International, Ltd.	1,453,293	1,024,385	0.1%
	Vedan International Holdings, Ltd.	3,272,000	210,413	0.0%
	Victory City International Holdings, Ltd.	5,948,729	809,185	0.1%
	Vitasoy International Holdings, Ltd.	4,129,000	4,970,247	0.5%
	VST Holdings, Ltd.	4,459,600	844,218	0.1%
	Wai Kee Holdings, Ltd.	7,864,738	1,873,791	0.2%
	Wang On Group, Ltd.	26,111,286	437,301	0.1%
*	Warderly International Holdings, Ltd.	520,000	32,181	0.0%

14

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
	Water Oasis Group, Ltd.	1,346,000	$74,079	0.0%
	Win Hanverky Holdings, Ltd.	1,812,000	176,892	0.0%
	Wing Hang Bank, Ltd.	161,500	1,444,513	0.1%
	Wing On Co. International, Ltd.	781,000	2,141,112	0.2%
	Wing Tai Properties, Ltd.	1,957,331	1,228,644	0.1%
	Wong's International Hldgs	737,641	232,220	0.0%
	Wong's Kong King International	120,000	10,565	0.0%
	Xinyi Glass Holdings, Ltd.	11,984,000	9,267,798	0.9%
*	Xpress Group, Ltd.	440,000	13,259	0.0%
	Yangtzekiang Garment, Ltd.	606,500	225,318	0.0%
	Yau Lee Holdings, Ltd.	534,000	108,861	0.0%
	Yeebo International Hldg	572,000	82,014	0.0%
#	YGM Trading, Ltd.	455,000	1,177,288	0.1%
	YT Realty Group, Ltd.	749,000	226,156	0.0%
*	Yugang International, Ltd.	93,492,000	589,746	0.1%
	Zhuhai Holdings Investment Group, Ltd.	2,558,000	524,578	0.1%
TOTAL HONG KONG			285,429,897	27.6%

NEW ZEALAND — (6.2%)
#*	A2 Corp., Ltd.	213,761	106,095	0.0%
	Abano Healthcare Group, Ltd.	29,547	131,582	0.0%
	Air New Zealand, Ltd.	2,261,316	2,592,211	0.3%
	Auckland International Airport, Ltd.	355,350	817,294	0.1%
*	Bathurst Resources New Zealand, Ltd.	1,666,560	190,519	0.0%
	Briscoe Group, Ltd.	2,235	4,242	0.0%
*	Cavalier Corp., Ltd.	283,674	373,291	0.0%
#	CDL Investments New Zealand, Ltd.	163,215	74,001	0.0%
	Chorus, Ltd.	542,596	1,002,526	0.1%
	Colonial Motor Co., Ltd. (The)	148,846	454,633	0.1%
*	Diligent Board Member SVCS	82,102	431,721	0.1%
#	Ebos Group, Ltd.	241,280	1,794,147	0.2%
#	Fisher & Paykel Healthcare Corp., Ltd.	3,215,070	8,601,271	0.8%
#	Freightways, Ltd.	821,120	2,832,858	0.3%
#	Hallenstein Glasson Holdings, Ltd.	245,661	945,533	0.1%
	Heartland New Zealand, Ltd.	173,369	111,492	0.0%
	Hellaby Holdings, Ltd.	359,954	808,035	0.1%
	Infratil, Ltd.	2,617,206	4,500,054	0.4%
	Kathmandu Holdings, Ltd.	186,979	366,000	0.0%
#	Mainfreight, Ltd.	462,059	3,829,304	0.4%
	Methven, Ltd.	93,877	87,993	0.0%
#	Metlifecare, Ltd.	78,613	197,844	0.0%
	Michael Hill International, Ltd.	1,534,152	1,555,569	0.2%
	Millennium & Copthorne Hotels New Zealand, Ltd.	1,387,344	725,512	0.1%
	New Zealand Oil & Gas, Ltd.	2,036,646	1,324,305	0.1%
#	New Zealand Refining Co., Ltd. (The)	591,259	952,145	0.1%
	Northland Port Corp. NZ, Ltd.	168,036	358,237	0.0%
#	Nuplex Industries, Ltd.	1,056,386	2,366,987	0.2%
#	NZX, Ltd.	947,061	982,628	0.1%
#	Opus International Consultants, Ltd.	12,925	16,477	0.0%
*	Pacific Edge, Ltd.	88,020	40,090	0.0%
#	PGG Wrightson, Ltd.	943,453	211,344	0.0%
	Pike River Coal, Ltd.	490,805	—	0.0%

15

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
NEW ZEALAND — (Continued)
	Port of Tauranga, Ltd.	528,322	$5,686,684	0.6%
*	Pumpkin Patch, Ltd.	606,913	364,909	0.0%
*	Rakon, Ltd.	346,364	52,402	0.0%
#	Restaurant Brands New Zealand, Ltd.	457,639	1,005,619	0.1%
	Richina Pacific, Ltd.	274,180	76,491	0.0%
*	Rubicon, Ltd.	1,485,105	341,149	0.0%
#	Ryman Healthcare, Ltd.	1,723,642	8,486,916	0.8%
	Sanford Ltd/NZ	393,618	1,437,516	0.1%
	Scott Technology, Ltd.	36,510	63,056	0.0%
	Seafresh Fisheries, Ltd.	80,520	—	0.0%
#	Skellerup Holdings, Ltd.	494,165	503,370	0.1%
	Sky Network Television, Ltd.	1,006,593	4,215,787	0.4%
	SKYCITY Entertainment Group, Ltd.	3,305,279	11,150,928	1.1%
	South Port New Zealand, Ltd.	27,094	66,133	0.0%
#	Steel & Tube Holdings, Ltd.	396,001	735,104	0.1%
	Tourism Holdings, Ltd.	274,867	127,896	0.0%
	Tower, Ltd.	766,006	1,154,133	0.1%
	Trade Me, Ltd.	109,819	413,633	0.1%
#	TrustPower, Ltd.	68,345	375,551	0.0%
	Vector, Ltd.	1,037,951	2,153,289	0.2%
	Warehouse Group, Ltd. (The)	588,314	1,618,765	0.2%
#*	Xero, Ltd.	82,086	1,025,458	0.1%
TOTAL NEW ZEALAND			79,840,729	7.8%

SINGAPORE — (13.8%)
#*	Abterra, Ltd.	531,800	272,715	0.0%
#	Amara Holdings, Ltd.	927,000	421,937	0.0%
#	Amtek Engineering, Ltd.	1,297,000	489,179	0.1%
#	Armstrong Industrial Corp., Ltd.	1,815,000	492,550	0.1%
	ASL Marine Holdings, Ltd.	816,600	391,884	0.0%
	Aspial Corp., Ltd.	99,000	30,367	0.0%
#	Ausgroup, Ltd.	3,323,000	942,846	0.1%
#	Baker Technology, Ltd.	1,272,000	284,144	0.0%
	Banyan Tree Holdings, Ltd.	1,053,000	568,018	0.1%
*	Biosensors International Group, Ltd.	5,672,237	4,787,144	0.5%
	Bonvests Holdings, Ltd.	978,000	839,636	0.1%
	Boustead Singapore, Ltd.	1,569,000	1,655,816	0.2%
#	Breadtalk Group, Ltd.	850,800	579,157	0.1%
	Broadway Industrial Group, Ltd.	1,374,000	313,875	0.0%
#	Bukit Sembawang Estates, Ltd.	608,003	3,017,835	0.3%
	Bund Center Investment, Ltd.	2,534,000	438,039	0.0%
	CH Offshore, Ltd.	1,642,400	541,703	0.1%
#	China Aviation Oil Singapore Corp., Ltd.	1,322,000	1,019,109	0.1%
#	China Merchants Holdings Pacific, Ltd.	813,000	562,221	0.1%
#	Chip Eng Seng Corp., Ltd.	3,546,800	1,937,359	0.2%
	Chuan Hup Holdings, Ltd.	3,967,000	762,127	0.1%
	Cityspring Infrastructure Trust	954,000	353,396	0.0%
#	Cosco Corp. Singapore, Ltd.	6,705,000	3,922,190	0.4%
#	Creative Technology, Ltd.	272,200	523,375	0.1%
	CSC Holdings, Ltd.	2,495,000	202,494	0.0%
	CSE Global, Ltd.	3,168,000	2,117,209	0.2%
	CWT, Ltd.	1,307,700	1,471,556	0.1%

16

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SINGAPORE — (Continued)
	Datapulse Technology, Ltd.	89,000	$13,973	0.0%
#*	Delong Holdings, Ltd.	1,361,000	408,032	0.0%
	DMX Technologies Group, Ltd.	2,096,000	345,722	0.0%
#	Dyna-Mac Holdings, Ltd.	1,980,000	630,112	0.1%
#	Elec & Eltek International Co., Ltd.	147,000	312,867	0.0%
	Ellipsiz, Ltd.	123,000	7,867	0.0%
	EnGro Corp., Ltd.	354,000	275,501	0.0%
	Enviro-Hub Holdings, Ltd.	1,209,666	99,089	0.0%
#	Etika International Holdings, Ltd.	511,000	159,527	0.0%
	Eu Yan Sang International, Ltd.	746,800	446,258	0.0%
*	euNetworks Group, Ltd.	8,220	4,502	0.0%
	Ezion Holdings, Ltd.	571,000	952,129	0.1%
#*	Ezra Holdings, Ltd.	4,481,000	3,285,473	0.3%
#*	Falcon Energy Group, Ltd.	1,826,000	479,789	0.1%
	Far East Orchard, Ltd.	1,070,598	1,749,659	0.2%
	First Resources, Ltd.	139,000	194,224	0.0%
	FJ Benjamin Holdings, Ltd.	1,305,000	256,850	0.0%
	Food Empire Holdings, Ltd.	1,256,400	641,522	0.1%
*	Forterra Trust	90,000	124,632	0.0%
#	Fragrance Group, Ltd.	6,079,000	1,123,370	0.1%
	Freight Links Express Holdings, Ltd.	7,463,111	546,559	0.1%
#*	Gallant Venture, Ltd.	5,073,000	1,193,434	0.1%
	GK Goh Holdings, Ltd.	1,458,000	985,438	0.1%
	Global Yellow Pages, Ltd.	299,000	25,616	0.0%
#	GMG Global, Ltd.	17,569,000	1,451,082	0.1%
	Goodpack, Ltd.	1,367,000	1,695,154	0.2%
	GP Batteries International, Ltd.	343,000	254,898	0.0%
	GP Industries, Ltd.	2,643,209	1,046,173	0.1%
#	GuocoLand, Ltd.	410,314	658,332	0.1%
#	GuocoLeisure, Ltd.	3,181,000	1,960,610	0.2%
	Guthrie GTS, Ltd.	1,827,000	1,280,383	0.1%
	Hanwell Holdings, Ltd.	1,823,419	401,549	0.0%
#*	Healthway Medical Corp., Ltd.	7,748,776	476,475	0.1%
	HG Metal Manufacturing, Ltd.	1,768,000	121,432	0.0%
	Hi-P International, Ltd.	1,309,000	760,842	0.1%
	Hiap Hoe, Ltd.	276,000	149,936	0.0%
	Hiap Seng Engineering, Ltd.	612,000	143,934	0.0%
*	HLH Group, Ltd.	8,364,000	144,184	0.0%
#	Ho Bee Investment, Ltd.	1,652,000	2,558,773	0.3%
#	Hong Fok Corp., Ltd.	3,323,640	1,801,400	0.2%
	Hong Leong Asia, Ltd.	685,000	835,095	0.1%
	Hotel Grand Central, Ltd.	1,331,073	1,105,339	0.1%
#	Hotel Properties, Ltd.	1,379,400	3,438,471	0.3%
	Hour Glass, Ltd. (The)	622,744	868,433	0.1%
	HTL International Holdings, Ltd.	1,063,843	232,851	0.0%
*	Huan Hsin Holdings, Ltd.	393,400	13,499	0.0%
	HupSteel, Ltd.	1,572,875	279,351	0.0%
	Hwa Hong Corp., Ltd.	2,186,000	550,103	0.1%
	Hyflux, Ltd.	3,337,500	3,284,563	0.3%
	IFS Capital, Ltd.	248,080	94,955	0.0%
#	Indofood Agri Resources, Ltd.	3,448,000	2,648,578	0.3%
	InnoTek, Ltd.	950,000	252,018	0.0%

17

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SINGAPORE — (Continued)
	International Healthway Corp., Ltd.	637,647	$3,229	0.0%
*	Interra Resources, Ltd.	870,000	306,926	0.0%
#	IPC Corp., Ltd.	4,265,000	515,357	0.1%
	Isetan Singapore, Ltd.	122,500	453,007	0.0%
	Jaya Holdings, Ltd.	2,280,000	1,057,915	0.1%
#*	Jiutian Chemical Group, Ltd.	9,350,000	754,905	0.1%
#	Jurong Technologies Industrial Corp., Ltd.	2,227,680	—	0.0%
	K-Green Trust	1,243,000	1,024,217	0.1%
	K1 Ventures, Ltd.	4,272,500	575,812	0.1%
	Keppel Telecommunications & Transportation, Ltd.	1,409,600	1,540,429	0.2%
	Koh Brothers Group, Ltd.	1,432,000	338,431	0.0%
	Lafe Corp., Ltd.	1,196,800	70,337	0.0%
	LC Development, Ltd.	3,569,504	417,481	0.0%
	Lee Kim Tah Holdings, Ltd.	1,600,000	1,045,458	0.1%
*	Li Heng Chemical Fibre Technologies, Ltd.	2,053,000	204,529	0.0%
#	Lian Beng Group, Ltd.	1,691,000	692,903	0.1%
#	Low Keng Huat Singapore, Ltd.	661,000	335,102	0.0%
	Lum Chang Holdings, Ltd.	1,094,030	292,623	0.0%
#	M1, Ltd.	1,533,000	3,625,901	0.4%
*	Manhattan Resources, Ltd.	911,000	212,151	0.0%
#	Marco Polo Marine, Ltd.	963,000	298,897	0.0%
	mDR, Ltd.	3,997,000	43,893	0.0%
	Memstar Technology, Ltd.	993,000	63,210	0.0%
	Mercator Lines Singapore, Ltd.	555,000	46,975	0.0%
	Mermaid Maritime PCL	1,028,000	282,880	0.0%
	Metro Holdings, Ltd.	2,085,792	1,532,864	0.2%
#	Mewah International, Inc.	1,773,000	621,785	0.1%
#	Midas Holdings, Ltd.	8,006,000	2,730,207	0.3%
#	Nam Cheong, Ltd.	6,746,740	1,434,690	0.1%
*	Neptune Orient Lines, Ltd.	595,000	494,796	0.1%
	New Toyo International Holdings, Ltd.	1,624,000	389,528	0.0%
	NSL, Ltd.	422,000	473,587	0.1%
#*	Oceanus Group, Ltd.	11,864,000	278,193	0.0%
	OKP Holdings, Ltd.	207,000	64,914	0.0%
#	OSIM International, Ltd.	1,539,000	2,380,847	0.2%
#*	Otto Marine, Ltd.	5,691,500	352,837	0.0%
#	Overseas Union Enterprise, Ltd.	1,863,000	4,160,816	0.4%
	Pan Pacific Hotels Group, Ltd.	1,669,500	3,347,459	0.3%
#	Pan-United Corp., Ltd.	2,006,000	1,417,640	0.1%
	PEC, Ltd.	47,000	21,427	0.0%
*	Penguin International, Ltd.	400,000	24,906	0.0%
	Petra Foods, Ltd.	815,000	2,433,206	0.2%
	Popular Holdings, Ltd.	2,763,650	590,542	0.1%
	QAF, Ltd.	1,184,483	931,580	0.1%
#*	Raffles Education Corp., Ltd.	4,104,710	953,656	0.1%
#	Raffles Medical Group, Ltd.	589,223	1,457,780	0.1%
	Rickmers Maritime	843,000	178,985	0.0%
	Rotary Engineering, Ltd.	1,339,600	510,667	0.1%
	Roxy-Pacific Holdings, Ltd.	451,000	213,342	0.0%
*	S I2I, Ltd.	17,004,000	252,934	0.0%
	San Teh, Ltd.	999,087	236,719	0.0%
*	Sapphire Corp., Ltd.	704,000	57,351	0.0%

18

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SINGAPORE — (Continued)
	SBS Transit, Ltd.	953,500	$1,050,248	0.1%
#	See Hup Seng, Ltd.	1,504,000	300,408	0.0%
	Sheng Siong Group, Ltd.	1,085,000	558,265	0.1%
	Sim Lian Group, Ltd.	2,281,855	1,615,831	0.2%
#	Sinarmas Land, Ltd.	4,958,000	2,517,663	0.2%
#	Sing Holdings, Ltd.	1,134,000	401,217	0.0%
	Sing Investments & Finance, Ltd.	297,675	320,241	0.0%
	Singapore Post, Ltd.	9,103,120	9,319,649	0.9%
	Singapore Reinsurance Corp., Ltd.	1,514,530	308,117	0.0%
	Singapore Shipping Corp., Ltd.	1,689,000	306,379	0.0%
	Singapura Finance, Ltd.	174,062	209,644	0.0%
#*	Sino Grandness Food Industry Group Ltd	823,000	829,776	0.1%
#	SMRT Corp., Ltd.	1,561,000	1,765,828	0.2%
#*	Sound Global, Ltd.	1,432,000	643,976	0.1%
	Stamford Land Corp., Ltd.	3,258,000	1,512,218	0.2%
	Straco Corp., Ltd.	130,000	28,991	0.0%
	Sunningdale Tech, Ltd.	2,398,000	227,705	0.0%
#*	SunVic Chemical Holdings, Ltd.	1,650,000	562,904	0.1%
	Super Group, Ltd.	986,000	3,459,359	0.3%
#	Swiber Holdings, Ltd.	3,974,000	2,233,908	0.2%
	Swissco Holdings, Ltd.	295,000	55,519	0.0%
#	Tat Hong Holdings, Ltd.	2,072,800	2,054,150	0.2%
	Technics Oil & Gas, Ltd.	493,000	322,542	0.0%
	Thakral Corp., Ltd.	6,028,000	142,066	0.0%
*	Tiger Airways Holdings, Ltd.	187,000	91,138	0.0%
	Tiong Woon Corp. Holding, Ltd.	2,108,250	562,667	0.1%
*	Transcu Group, Ltd.	4,936,000	38,943	0.0%
#*	Triyards holdings, Ltd.	348,900	190,476	0.0%
	Tuan Sing Holdings, Ltd.	4,074,495	1,105,881	0.1%
#	UMS Holdings, Ltd.	1,280,000	508,908	0.1%
#	United Engineers, Ltd.	1,284,014	2,446,364	0.2%
#	United Envirotech, Ltd.	2,294,000	1,546,033	0.2%
	United Industrial Corp., Ltd.	15,000	35,672	0.0%
	United Overseas Insurance, Ltd.	187,250	619,020	0.1%
	UOB-Kay Hian Holdings, Ltd.	1,798,400	2,328,584	0.2%
#	UPP Holdings, Ltd.	3,060,000	684,059	0.1%
	Vard Holdings, Ltd.	3,754,000	3,210,738	0.3%
	Venture Corp., Ltd.	1,523,000	8,720,437	0.8%
	Vicom, Ltd.	120,000	443,805	0.0%
#	Wee Hur Holdings, Ltd.	2,479,000	752,953	0.1%
	Wheelock Properties Singapore, Ltd.	1,210,000	1,754,894	0.2%
#	Wing Tai Holdings, Ltd.	2,670,567	4,305,144	0.4%
*	Xpress Holdings, Ltd.	915,000	27,351	0.0%
#	Yeo Hiap Seng, Ltd.	223,731	466,697	0.1%
	YHI International, Ltd.	1,174,000	240,515	0.0%
*	Yoma Strategic Holdings, Ltd.	2,000	1,432	0.0%
#	Yongnam Holdings, Ltd.	7,866,000	2,135,369	0.2%
TOTAL SINGAPORE			176,417,949	17.1%

UNITED STATES — (0.0%)
	Biota Pharmaceuticals, Inc.	1,684	5,810	0.0%
TOTAL COMMON STOCKS			1,028,899,144	99.6%

19

The Asia Pacific Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
* AJ Lucas Group, Ltd. Rights 07/03/13	254,375	$—	0.0%
* Alcyone Resources, Ltd. Rights 07/26/13	8,560,846	31,317	0.0%
TOTAL AUSTRALIA		31,317	0.0%

HONG KONG — (0.0%)
* Cheuk Nang Holdings, Ltd. Warrants 06/24/14	11,781	2,203	0.0%
* New Smart Energy Group LTD Warrants 06/20/14	2,977,500	6,526	0.0%
TOTAL HONG KONG		8,729	0.0%

NEW ZEALAND — (0.0%)
#* Ebos Group, Ltd. Rights 07/01/13	82,755	198,806	0.0%

SINGAPORE — (0.0%)
* Oceanus Group, Ltd. Rights 07/08/13	4,508,320	3,557	0.0%
TOTAL RIGHTS/WARRANTS		242,409	0.0%

	Shares/
	Face
	Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (19.9%)
§@ DFA Short Term Investment Fund	22,039,758	255,000,000	24.7%
@ Repurchase Agreement, Deutsche Bank Securities, Inc.
0.25%, 07/01/13 (Collateralized by $465,546 FNMA,
rates ranging from 2.500% to 4.000%,
maturities ranging from 12/01/27 to 09/01/42,
valued at $448,917) to be repurchased at $440,118	$440	440,115	0.0%
TOTAL SECURITIES LENDING COLLATERAL		255,440,115	24.7%

TOTAL INVESTMENTS — (100.0%) (Cost $1,341,536,098)^		$1,284,581,668	124.3%
____________________

^	The cost for federal income tax purposes is $1,368,609,453.

20

The Asia Pacific Small Company Series
continued

Summary of the Series' investments as of June 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$12,913	$482,779,787	—	$482,792,700
Canada	180,673	36,996	—	217,669
China	—	4,194,390	—	4,194,390
Hong Kong	—	285,429,897	—	285,429,897
New Zealand	—	79,840,729	—	79,840,729
Singapore	2,070,878	174,347,071	—	176,417,949
United States	5,810	—	—	5,810
Rights/Warrants
Australia	—	31,317	—	31,317
Hong Kong	—	8,729	—	8,729
New Zealand	—	198,806	—	198,806
Singapore	—	3,557	—	3,557
Securities Lending Collateral	—	255,440,115	—	255,440,115
TOTAL	$2,270,274	$1,282,311,394	—	$1,284,581,668

21

THE UNITED KINGDOM SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2013
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (97.8%)
Consumer Discretionary — (26.9%)
	4imprint Group P.L.C.	97,044	$745,252	0.0%
	888 Holdings P.L.C.	673,627	1,510,761	0.1%
*	Aga Rangemaster Group P.L.C.	453,866	568,595	0.0%
*	Barratt Developments P.L.C.	4,733,589	22,268,648	1.4%
	Bellway P.L.C.	534,594	10,323,389	0.6%
	Berkeley Group Holdings P.L.C.	597,347	19,348,889	1.2%
	Betfair Group P.L.C.	47,676	618,981	0.0%
	Bloomsbury Publishing P.L.C.	274,284	509,611	0.0%
	BOOT HENRY P.L.C.	432,804	1,132,765	0.1%
	Bovis Homes Group P.L.C.	875,787	10,155,279	0.6%
	Bwin.Party Digital Entertainment P.L.C.	2,643,935	4,519,401	0.3%
	Centaur Media P.L.C.	556,967	290,108	0.0%
	Chime Communications P.L.C.	272,525	1,065,304	0.1%
	Cineworld Group P.L.C.	534,788	2,760,646	0.2%
	Creston P.L.C.	22,394	37,051	0.0%
	Daily Mail & General Trust P.L.C.	1,328,069	15,555,096	0.9%
	Debenhams P.L.C.	6,155,520	8,927,434	0.5%
	Dignity P.L.C.	229,385	4,769,638	0.3%
*	Dixons Retail P.L.C.	16,850,562	10,540,866	0.6%
	Domino's Pizza Group P.L.C.	440,599	4,491,610	0.3%
	Dunelm Group P.L.C.	199,241	2,868,759	0.2%
*	Enterprise Inns P.L.C.	2,658,219	4,335,012	0.3%
	Euromoney Institutional Investor P.L.C.	295,537	4,597,957	0.3%
	Fiberweb P.L.C.	687,602	735,625	0.0%
*	Findel P.L.C.	251,816	694,239	0.0%
	Forminster P.L.C.	43,333	—	0.0%
	Fuller Smith & Turner P.L.C.	134,588	1,863,196	0.1%
*	Future P.L.C.	1,301,863	309,081	0.0%
	Games Workshop Group P.L.C.	101,889	1,160,799	0.1%
	GKN P.L.C.	178,185	815,623	0.1%
	Greene King P.L.C.	1,421,372	16,740,181	1.0%
	Halfords Group P.L.C.	1,023,420	4,922,233	0.3%
	Headlam Group P.L.C.	337,290	1,831,701	0.1%
	HMV Group P.L.C.	229,315	3,837	0.0%
#	Home Retail Group P.L.C.	3,564,881	7,261,462	0.4%
#	Hornby P.L.C.	154,220	190,878	0.0%
	Howden Joinery Group P.L.C.	2,574,989	9,942,966	0.6%
	Huntsworth P.L.C.	910,774	772,616	0.1%
	Inchcape P.L.C.	2,118,149	16,126,565	1.0%
	Informa P.L.C.	2,815,614	20,975,524	1.3%
	ITV P.L.C.	5,839,460	12,450,041	0.8%
	JD Sports Fashion P.L.C.	120,013	1,604,549	0.1%
	JD Wetherspoon P.L.C.	468,386	4,736,942	0.3%
	John Menzies P.L.C.	244,534	2,625,337	0.2%
*	Johnston Press P.L.C.	943,953	237,586	0.0%
	Ladbrokes P.L.C.	4,315,527	13,110,004	0.8%
	Laura Ashley Holdings P.L.C.	1,500,394	592,035	0.0%
	Lookers P.L.C.	1,143,825	1,870,694	0.1%
	Marston's P.L.C.	2,885,813	6,161,047	0.4%
	Mecom Group P.L.C.	332,622	177,261	0.0%
	Millennium & Copthorne Hotels P.L.C.	1,048,561	8,978,251	0.5%

1

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
*	Mitchells & Butlers P.L.C.	987,029	$5,574,593	0.3%
	MJ Gleeson Group P.L.C.	195,875	873,054	0.1%
*	Mothercare P.L.C.	271,651	1,774,524	0.1%
*	MWB Group Holdings P.L.C.	335,122	—	0.0%
	N Brown Group P.L.C.	874,754	5,871,832	0.4%
#*	Ocado Group P.L.C.	881,953	4,000,773	0.2%
	Pendragon P.L.C.	3,403,041	1,381,456	0.1%
	Persimmon P.L.C. (B8Y2Q10)	1,455,388	1,660,179	0.1%
	Persimmon P.L.C. (0682538)	1,455,388	26,125,497	1.6%
	Photo-Me International P.L.C.	74,863	100,198	0.0%
*	Punch Taverns P.L.C.	2,668,837	530,176	0.0%
	Rank Group P.L.C.	57,427	134,367	0.0%
*	Redrow P.L.C.	1,499,277	4,976,312	0.3%
	Restaurant Group P.L.C. (The)	849,529	6,446,473	0.4%
	Rightmove P.L.C.	304,304	9,647,357	0.6%
	Smiths News P.L.C.	921,339	2,123,681	0.1%
	Spirit Pub Co. P.L.C.	2,948,612	2,995,656	0.2%
*	Sportech P.L.C.	383,038	460,701	0.0%
*	Sports Direct International P.L.C.	737,661	6,207,667	0.4%
*	STV Group P.L.C.	2,238	4,634	0.0%
*	SuperGroup P.L.C.	193,888	2,120,182	0.1%
	Taylor Wimpey P.L.C.	15,614,170	22,749,912	1.4%
	Ted Baker P.L.C.	145,093	3,743,945	0.2%
*	Thomas Cook Group P.L.C.	6,244,811	12,223,610	0.7%
	Topps Tiles P.L.C.	810,881	854,938	0.1%
*	Torotrak P.L.C.	45,292	18,683	0.0%
#*	Trinity Mirror P.L.C.	1,688,565	2,851,276	0.2%
	TUI Travel P.L.C.	1,536,840	8,332,393	0.5%
	UBM P.L.C.	739,101	7,373,317	0.5%
	UTV Media P.L.C.	232,157	477,042	0.0%
	Vitec Group P.L.C. (The)	160,973	1,405,159	0.1%
#	WH Smith P.L.C.	620,413	6,775,385	0.4%
	William Hill P.L.C.	4,017,244	26,939,102	1.6%
	Wilmington Group P.L.C.	346,234	866,013	0.1%
Total Consumer Discretionary			446,451,412	27.1%

Consumer Staples — (3.6%)
	A.G.BARR P.L.C.	424,100	3,266,236	0.2%
	Anglo-Eastern Plantations	108,153	1,157,258	0.1%
	Booker Group P.L.C.	7,059,393	13,048,502	0.8%
	Britvic P.L.C.	961,388	7,500,512	0.4%
	Cranswick P.L.C.	244,016	4,292,772	0.3%
	Dairy Crest Group P.L.C.	712,936	4,925,504	0.3%
	Devro P.L.C.	870,979	3,863,738	0.2%
*	European Home Retail P.L.C.	109,256	—	0.0%
	Greencore Group P.L.C.	1,998,274	4,071,050	0.2%
	Greggs P.L.C.	483,318	3,066,473	0.2%
	Hilton Food Group P.L.C.	23,544	130,438	0.0%
	McBride P.L.C.	855,515	1,448,984	0.1%
#*	Premier Foods P.L.C.	1,109,632	1,005,898	0.1%
#	PZ Cussons P.L.C.	1,287,639	6,785,363	0.4%
	REA Holdings P.L.C.	50,639	312,122	0.0%

2

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Staples — (Continued)
	Tate & Lyle P.L.C.	346,239	$4,344,143	0.3%
*	Thorntons P.L.C.	219,236	307,448	0.0%
Total Consumer Staples			59,526,441	3.6%

Energy — (5.1%)
*	Afren P.L.C.	5,276,338	10,401,259	0.6%
	AMEC P.L.C.	416,697	6,373,045	0.4%
	Anglo Pacific Group P.L.C.	438,805	1,134,281	0.1%
*	Cairn Energy P.L.C.	2,305,695	8,873,197	0.5%
*	Coalfield Resources P.L.C.	988,541	56,686	0.0%
*	EnQuest P.L.C.	3,053,642	5,486,815	0.3%
*	Essar Energy P.L.C.	1,005,434	1,965,631	0.1%
*	Exillon Energy P.L.C.	289,661	568,152	0.0%
	Fortune Oil P.L.C.	6,170,225	705,853	0.1%
*	Hardy Oil & Gas P.L.C.	74,781	125,430	0.0%
*	Heritage Oil P.L.C.	653,846	1,321,617	0.1%
	Hunting P.L.C.	585,224	6,500,290	0.4%
	James Fisher & Sons P.L.C.	199,907	3,026,495	0.2%
#*	JKX Oil & Gas P.L.C.	456,676	396,769	0.0%
	John Wood Group P.L.C.	1,169,162	14,419,466	0.9%
*	Lamprell P.L.C.	967,717	2,067,125	0.1%
	Premier Oil P.L.C.	2,484,308	12,602,190	0.8%
*	Salamander Energy P.L.C.	1,063,663	2,324,716	0.2%
*	Soco International P.L.C.	1,006,715	5,352,149	0.3%
Total Energy			83,701,166	5.1%

Financials — (14.0%)
	Aberdeen Asset Management P.L.C.	1,238,241	7,206,115	0.4%
	Admiral Group P.L.C.	41,232	830,575	0.1%
	Amlin P.L.C.	2,385,763	14,272,265	0.9%
	Ashmore Group P.L.C.	1,563,723	8,162,554	0.5%
	Bank of Georgia Holdings P.L.C.	30,222	766,267	0.0%
	Beazley P.L.C.	2,431,680	8,522,989	0.5%
	Brewin Dolphin Holdings P.L.C.	1,270,110	4,535,147	0.3%
	Capital & Counties Properties P.L.C.	474,174	2,360,511	0.1%
*	Capital & Regional P.L.C.	1,493,345	746,477	0.0%
	Catlin Group, Ltd.	1,706,158	12,962,923	0.8%
	Charles Stanley Group P.L.C.	126,349	774,987	0.1%
	Charles Taylor P.L.C.	139,215	398,721	0.0%
	Chesnara P.L.C.	488,381	1,859,590	0.1%
	Close Brothers Group P.L.C.	694,702	10,391,698	0.6%
	Daejan Holdings P.L.C.	32,083	1,781,688	0.1%
	Development Securities P.L.C.	527,660	1,464,748	0.1%
	F&C Asset Management P.L.C.	2,192,955	3,181,413	0.2%
	Hansard Global P.L.C.	16,468	28,819	0.0%
	Hargreaves Lansdown P.L.C.	443,518	5,990,731	0.4%
	Helical Bar P.L.C.	660,484	2,539,035	0.2%
#	Henderson Group P.L.C.	4,966,011	11,054,103	0.7%
	Hiscox, Ltd.	1,655,386	14,366,289	0.9%
	ICAP P.L.C.	2,275,834	12,565,644	0.8%
	IG Group Holdings P.L.C.	1,243,221	10,978,663	0.7%
	Industrial & Commercial Holdings P.L.C.	5,000	—	0.0%

3

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Financials — (Continued)
	Intermediate Capital Group P.L.C.	572,350	$3,785,580	0.2%
	International Personal Finance P.L.C.	690,825	5,249,417	0.3%
*	IP Group P.L.C.	1,141,033	2,308,860	0.1%
	Jardine Lloyd Thompson Group P.L.C.	537,942	7,451,157	0.5%
	Jupiter Fund Management P.L.C.	1,094,933	4,821,811	0.3%
	Lancashire Holdings, Ltd.	760,052	9,166,055	0.6%
	Liontrust Asset Management P.L.C.	129,935	377,790	0.0%
	London Stock Exchange Group P.L.C.	556,831	11,318,139	0.7%
	LSL Property Services P.L.C.	151,839	837,797	0.1%
	Man Group P.L.C.	8,096,011	10,227,031	0.6%
	Novae Group P.L.C.	264,901	1,933,943	0.1%
	Phoenix Group Holdings	396,416	3,844,140	0.2%
	Puma Brandenburg, Ltd. Class A	1,193,004	—	0.0%
	Puma Brandenburg, Ltd. Class B	1,193,004	—	0.0%
*	Quintain Estates & Development P.L.C.	2,296,110	2,721,957	0.2%
	Rathbone Brothers P.L.C.	165,692	3,978,348	0.2%
	Raven Russia, Ltd.	522,923	555,188	0.0%
	S&U P.L.C.	21,140	363,770	0.0%
	Savills P.L.C.	603,213	5,251,061	0.3%
	Shore Capital Group, Ltd.	228,017	66,635	0.0%
	St James's Place P.L.C.	846,493	6,943,650	0.4%
	ST Modwen Properties P.L.C.	917,498	3,770,930	0.2%
	Tullett Prebon P.L.C.	1,042,038	5,057,175	0.3%
	Unite Group P.L.C.	880,117	4,855,418	0.3%
*	Waterloo Investment Holdings, Ltd.	5,979	637	0.0%
Total Financials			232,628,441	14.1%

Health Care — (2.4%)
#	Alizyme P.L.C.	660,805	—	0.0%
	Bioquell P.L.C.	90,893	186,423	0.0%
*	BTG P.L.C.	1,322,474	7,402,959	0.4%
	Consort Medical P.L.C.	125,907	1,587,978	0.1%
	Dechra Pharmaceuticals P.L.C.	397,376	4,174,912	0.3%
	Genus P.L.C.	278,127	5,780,866	0.4%
	Hikma Pharmaceuticals P.L.C.	614,247	8,889,061	0.5%
*	Optos P.L.C.	89,392	155,762	0.0%
*	Oxford Biomedica P.L.C.	2,821,652	66,412	0.0%
*	Renovo Group P.L.C.	87,461	25,557	0.0%
*	Southern Cross Healthcare Group P.L.C.	191,826	—	0.0%
	Synergy Health P.L.C.	272,618	4,677,844	0.3%
	United Drug P.L.C.	937,021	4,425,859	0.3%
*	Vectura Group P.L.C.	1,588,603	1,962,346	0.1%
*	Vernalis P.L.C.	19,974	6,615	0.0%
Total Health Care			39,342,594	2.4%

Industrials — (26.9%)
#	Air Partner P.L.C.	37,086	189,588	0.0%
	Alumasc Group P.L.C.	124,366	174,223	0.0%
	Ashtead Group P.L.C.	2,503,056	24,636,130	1.5%
	Avon Rubber P.L.C.	57,807	389,796	0.0%
	Babcock International Group P.L.C.	754,753	12,672,984	0.8%
	Balfour Beatty P.L.C.	3,201,702	11,574,909	0.7%

4

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	BBA Aviation P.L.C.	2,792,163	$11,891,689	0.7%
	Berendsen P.L.C.	778,019	8,800,605	0.5%
	Bodycote P.L.C.	1,253,236	9,982,005	0.6%
	Braemar Shipping Services P.L.C.	82,998	505,691	0.0%
	Brammer P.L.C.	357,516	1,758,850	0.1%
	Camellia P.L.C.	2,481	308,018	0.0%
	Cape P.L.C.	467,316	1,734,396	0.1%
	Carillion P.L.C.	1,966,735	8,263,584	0.5%
	Carr's Milling Industries P.L.C.	35,379	675,811	0.0%
	Castings P.L.C.	162,757	952,308	0.1%
	Chemring Group P.L.C.	931,230	4,026,902	0.3%
	Clarkson P.L.C.	61,562	1,590,083	0.1%
	Cobham P.L.C.	5,383,251	21,463,270	1.3%
	Communisis P.L.C.	801,937	649,466	0.0%
	Costain Group P.L.C.	171,416	725,146	0.0%
	DCC P.L.C.	39,169	1,529,677	0.1%
	De La Rue P.L.C.	436,203	6,408,564	0.4%
	easyJet P.L.C.	692,439	13,648,611	0.8%
	Fenner P.L.C.	804,257	3,749,268	0.2%
	Firstgroup P.L.C.	5,277,432	7,750,252	0.5%
	Galliford Try P.L.C.	290,814	4,135,452	0.3%
	Go-Ahead Group P.L.C.	196,663	4,432,429	0.3%
	Hampson Industries P.L.C.	110,209	—	0.0%
	Harvey Nash Group P.L.C.	46,693	50,077	0.0%
	Hays P.L.C.	6,353,747	8,606,691	0.5%
	Hogg Robinson Group P.L.C.	153,198	154,167	0.0%
	Homeserve P.L.C.	1,255,219	5,334,007	0.3%
	Hyder Consulting P.L.C.	176,908	1,243,112	0.1%
	IMI P.L.C.	434,076	8,181,679	0.5%
	Interserve P.L.C.	657,348	5,076,381	0.3%
	Intertek Group P.L.C.	110,866	4,928,168	0.3%
	Invensys P.L.C.	2,679,964	16,781,923	1.0%
	ITE Group P.L.C.	1,120,633	5,092,829	0.3%
	Keller Group P.L.C.	314,326	4,728,276	0.3%
#	Kier Group P.L.C.	183,697	3,197,076	0.2%
	Latchways P.L.C.	36,248	660,722	0.0%
	Lavendon Group P.L.C.	675,554	1,762,375	0.1%
	Management Consulting Group P.L.C.	1,519,596	658,018	0.0%
	Mears Group P.L.C.	395,187	2,324,149	0.1%
	Meggitt P.L.C.	1,770,806	13,951,616	0.9%
	Melrose Industries P.L.C.	4,704,213	17,830,152	1.1%
	Michael Page International P.L.C.	1,282,180	7,252,538	0.4%
	Mitie Group P.L.C.	1,526,552	5,832,894	0.4%
	Morgan Advanced Materials P.L.C.	1,372,747	5,439,518	0.3%
	Morgan Sindall Group P.L.C.	170,811	1,577,761	0.1%
	National Express Group P.L.C.	1,952,127	6,652,747	0.4%
	Northgate P.L.C.	674,915	3,479,071	0.2%
	PayPoint P.L.C.	160,763	2,577,911	0.2%
	QinetiQ Group P.L.C.	3,080,895	8,459,795	0.5%
	Regus P.L.C.	3,349,550	7,990,107	0.5%
*	Renold P.L.C.	113,380	44,722	0.0%
	Rentokil Initial P.L.C.	5,429,970	7,351,855	0.5%

5

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Ricardo P.L.C.	222,444	$1,327,483	0.1%
	Richmond Oil & Gas P.L.C.	220,000	—	0.0%
	Robert Walters P.L.C.	387,999	1,279,052	0.1%
	Rotork P.L.C.	332,184	13,484,503	0.8%
	RPS Group P.L.C.	1,072,930	3,309,271	0.2%
	Senior P.L.C.	1,935,576	7,372,560	0.5%
	Serco Group P.L.C.	1,010,265	9,500,603	0.6%
	Severfield-Rowen P.L.C.	1,238,500	885,139	0.1%
	Shanks Group P.L.C.	1,979,777	2,377,549	0.1%
	SIG P.L.C.	2,759,449	7,090,257	0.4%
	Speedy Hire P.L.C.	2,244,609	2,025,769	0.1%
	Spirax-Sarco Engineering P.L.C.	309,985	12,704,362	0.8%
	St Ives P.L.C.	668,424	1,504,263	0.1%
	Stagecoach Group P.L.C.	2,003,226	9,599,449	0.6%
	Sthree P.L.C.	360,754	1,822,208	0.1%
	Stobart Group, Ltd.	169	235	0.0%
	T Clarke P.L.C.	147,457	109,223	0.0%
	Tarsus Group P.L.C.	209,360	721,991	0.0%
	Travis Perkins P.L.C.	944,677	20,917,301	1.3%
	Tribal Group P.L.C.	150,160	399,947	0.0%
#	Trifast P.L.C.	405,944	362,578	0.0%
	UK Mail Group P.L.C.	197,261	1,566,209	0.1%
	Ultra Electronics Holdings P.L.C.	301,584	7,855,693	0.5%
	Vesuvius P.L.C.	1,322,288	7,408,790	0.5%
#	Volex P.L.C.	229,354	346,742	0.0%
	Vp P.L.C.	167,297	933,507	0.1%
*	Wincanton P.L.C.	402,242	389,028	0.0%
	WS Atkins P.L.C.	501,683	7,712,355	0.5%
#	XP Power, Ltd.	73,546	1,378,991	0.1%
Total Industrials			446,225,102	27.1%

Information Technology — (7.6%)
	Acal P.L.C.	104,729	363,135	0.0%
	Anite P.L.C.	1,253,216	2,591,191	0.2%
	Aveva Group P.L.C.	79,176	2,714,292	0.2%
	Computacenter P.L.C.	415,470	2,833,192	0.2%
	CSR P.L.C.	898,262	7,360,733	0.4%
	Diploma P.L.C.	550,090	4,702,314	0.3%
	Domino Printing Sciences P.L.C.	499,199	4,741,095	0.3%
	E2V Technologies P.L.C.	429,941	774,285	0.0%
	Electrocomponents P.L.C.	1,998,402	7,409,325	0.5%
	Fidessa Group P.L.C.	143,130	4,197,807	0.3%
*	Filtronic P.L.C.	4,262	4,066	0.0%
	Halma P.L.C.	1,588,007	12,158,749	0.7%
*	Imagination Technologies Group P.L.C.	224,155	977,014	0.1%
*	Innovation Group P.L.C.	4,031,350	1,717,250	0.1%
*	Kofax P.L.C.	331,467	1,722,986	0.1%
	Laird P.L.C.	1,260,795	3,398,939	0.2%
	Micro Focus International P.L.C.	634,677	6,840,386	0.4%
	Moneysupermarket.com Group P.L.C.	512,793	1,491,155	0.1%
	NCC Group P.L.C.	121,902	211,910	0.0%
	Oxford Instruments P.L.C.	147,050	2,705,137	0.2%

6

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
	Pace P.L.C.	1,380,043	$5,081,520	0.3%
	Phoenix IT Group, Ltd.	204,614	497,277	0.0%
	Premier Farnell P.L.C.	1,636,568	5,026,594	0.3%
*	PV Crystalox Solar P.L.C.	384,786	68,289	0.0%
	Renishaw P.L.C.	188,423	4,424,982	0.3%
	RM P.L.C.	363,499	360,639	0.0%
	SDL P.L.C.	347,207	1,526,514	0.1%
	Sepura P.L.C.	81,557	152,329	0.0%
	Spectris P.L.C.	551,462	15,994,558	1.0%
	Spirent Communications P.L.C.	2,633,737	5,636,579	0.3%
	Telecity Group P.L.C.	656,941	10,123,499	0.6%
	TT electronics P.L.C.	736,331	1,719,116	0.1%
	Vislink P.L.C.	274,226	135,050	0.0%
*	Wolfson Microelectronics P.L.C.	504,759	1,213,145	0.1%
	Xaar P.L.C.	252,655	2,999,059	0.2%
	Xchanging P.L.C.	1,187,095	2,275,929	0.1%
Total Information Technology			126,150,040	7.7%

Materials — (6.8%)
	African Barrick Gold P.L.C.	361,989	528,978	0.0%
	Alent P.L.C.	1,276,359	6,332,223	0.4%
	AZ Electronic Materials SA	589,421	2,748,972	0.2%
	British Polythene Industries P.L.C.	119,701	993,163	0.1%
	Carclo P.L.C.	192,381	1,080,954	0.1%
*	Centamin P.L.C.	3,531,782	1,712,980	0.1%
	Croda International P.L.C.	442,133	16,672,874	1.0%
	DS Smith P.L.C.	4,492,720	16,900,384	1.0%
	Elementis P.L.C.	2,053,809	6,853,160	0.4%
	Evraz P.L.C.	54,653	80,626	0.0%
	Ferrexpo P.L.C.	955,423	1,939,867	0.1%
	Filtrona P.L.C.	802,884	8,585,553	0.5%
*	Gem Diamonds, Ltd.	431,630	890,266	0.1%
	Hill & Smith Holdings P.L.C.	427,877	2,929,175	0.2%
	Hochschild Mining P.L.C.	657,160	1,558,496	0.1%
*	International Ferro Metals, Ltd.	423,652	53,604	0.0%
#	Kazakhmys P.L.C.	206,718	815,938	0.0%
#*	Lonmin P.L.C.	1,749,063	6,780,783	0.4%
	Low & Bonar P.L.C.	938,911	925,099	0.1%
	Marshalls P.L.C.	772,637	1,554,796	0.1%
	Mondi P.L.C.	966,066	12,028,088	0.7%
#	New World Resources P.L.C. Class A	133,089	109,525	0.0%
*	Petra Diamonds, Ltd.	829,601	1,439,165	0.1%
#	Petropavlovsk P.L.C.	673,092	920,913	0.1%
	RPC Group P.L.C.	716,247	4,467,063	0.3%
	Synthomer P.L.C.	1,057,493	3,095,477	0.2%
*	Talvivaara Mining Co. P.L.C.	2,050,002	392,216	0.0%
	Vedanta Resources P.L.C.	170,852	2,655,538	0.1%
	Victrex P.L.C.	340,523	7,973,564	0.5%
	Zotefoams P.L.C.	96,852	301,587	0.0%
Total Materials			113,321,027	6.9%

7

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Telecommunication Services — (2.2%)
Cable & Wireless Communications P.L.C.	7,254,948	$4,516,152	0.3%
* Colt Group SA	1,326,525	2,020,491	0.1%
Inmarsat P.L.C.	1,957,772	20,049,610	1.2%
Kcom Group P.L.C.	2,643,350	3,266,078	0.2%
TalkTalk Telecom Group P.L.C.	2,047,163	6,999,724	0.4%
Total Telecommunication Services		36,852,055	2.2%

Utilities — (2.3%)
Dee Valley Group P.L.C.	12,109	270,872	0.0%
Drax Group P.L.C.	1,922,872	17,063,938	1.0%
Pennon Group P.L.C.	1,640,904	16,081,600	1.0%
Telecom Plus P.L.C.	206,275	3,911,229	0.3%
Total Utilities		37,327,639	2.3%
TOTAL COMMON STOCKS		1,621,525,917	98.5%

	Shares/
	Face
	Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (2.2%)
§@ DFA Short Term Investment Fund	3,197,926	37,000,000	2.2%
@ Repurchase Agreement, Deutsche Bank
Securities, Inc. 0.25%, 07/01/13 (Collateralized
by $13,103 FNMA, rates ranging from 2.500%
to 4.000%, maturities ranging from 12/01/27 to 09/01/42,
valued at $12,635) to be repurchased at $12,387	$12	12,387	0.0%
TOTAL SECURITIES LENDING COLLATERAL		37,012,387	2.2%

TOTAL INVESTMENTS — (100.0%) (Cost $1,270,671,318)^		$1,658,538,304	100.7%
____________________

^       The cost for federal income tax purposes is $1,281,209,129.

8

The United Kingdom Small Company Series
continued

Summary of the Series' investments as of June 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$446,451,412	—	$446,451,412
Consumer Staples	—	59,526,441	—	59,526,441
Energy	—	83,701,166	—	83,701,166
Financials	—	232,628,441	—	232,628,441
Health Care	—	39,342,594	—	39,342,594
Industrials	—	446,225,102	—	446,225,102
Information Technology	—	126,150,040	—	126,150,040
Materials	—	113,321,027	—	113,321,027
Telecommunication Services	—	36,852,055	—	36,852,055
Utilities	—	37,327,639	—	37,327,639
Securities Lending Collateral	—	37,012,387	—	37,012,387
TOTAL	—	$1,658,538,304	—	$1,658,538,304

9

THE CONTINENTAL SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2013
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (84.4%)
AUSTRIA — (2.0%)
*	A-TEC Industries AG	21,828	$—	0.0%
#	Agrana Beteiligungs AG	17,354	2,515,664	0.1%
	Atrium European Real Estate, Ltd.	614,001	3,193,356	0.1%
	Austria Email AG	715	7,794	0.0%
	Austria Technologie & Systemtechnik AG	45,399	379,785	0.0%
	BKS Bank AG	3,120	70,971	0.0%
	CA Immobilien Anlagen AG	163,483	1,882,116	0.1%
	DO & Co. AG	8,814	388,732	0.0%
#	EVN AG	159,070	1,997,222	0.1%
	Flughafen Wien AG	46,254	2,642,839	0.1%
	Frauenthal Holding AG	4,212	47,963	0.0%
	Josef Manner & Co. AG	870	52,998	0.0%
#	Kapsch TrafficCom AG	22,171	1,067,377	0.0%
#	Lenzing AG	51,434	3,676,501	0.1%
	Mayr Melnhof Karton AG	45,831	4,921,871	0.2%
	Oberbank AG	37,973	2,372,901	0.1%
#	Oesterreichische Post AG	151,659	5,902,420	0.2%
#	Palfinger AG	57,325	1,638,945	0.1%
#	POLYTEC Holding AG	82,397	644,689	0.0%
	RHI AG	113,647	3,958,834	0.2%
#	Rosenbauer International AG	15,709	1,047,477	0.0%
	S IMMO AG	236,155	1,452,931	0.1%
*	S&T AG	8,181	23,418	0.0%
	Schoeller-Bleckmann Oilfield Equipment AG	52,807	5,372,139	0.2%
	Semperit AG Holding	49,494	1,777,036	0.1%
	Strabag SE	102,680	2,122,723	0.1%
	Telekom Austria AG	200,224	1,267,069	0.1%
	UBM Realitaetenentwicklung AG	2,880	61,317	0.0%
#	Uniqa Versicherungen AG	248,568	3,070,451	0.1%
#	Wienerberger AG	533,293	6,143,861	0.2%
#	Wolford AG	11,252	274,413	0.0%
	Zumtobel AG	145,385	1,455,725	0.1%
TOTAL AUSTRIA			61,431,538	2.4%

BELGIUM — (2.8%)
#*	Ablynx NV	129,167	1,009,309	0.1%
	Ackermans & van Haaren NV	118,073	9,914,847	0.4%
*	AGFA-Gevaert NV	898,617	1,589,464	0.1%
	Arseus NV	95,993	2,525,918	0.1%
	Atenor Group	6,028	237,995	0.0%
	Banque Nationale de Belgique	968	3,300,485	0.1%
	Barco NV	60,150	4,859,568	0.2%
	Cie d'Entreprises CFE	41,428	2,378,728	0.1%
	Cie Immobiliere de Belgique SA	12,606	558,369	0.0%
	Cie Maritime Belge SA	66,098	1,257,481	0.1%
	Co.Br.Ha Societe Commerciale de Brasserie SA	115	246,937	0.0%
	D'ieteren SA	129,060	5,501,128	0.2%
#*	Deceuninck NV	364,236	578,344	0.0%
#	Econocom Group	265,744	1,878,930	0.1%
#	Elia System Operator SA	135,158	5,659,767	0.2%

1

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
BELGIUM — (Continued)
#*	Euronav NV	88,337	$432,107	0.0%
	EVS Broadcast Equipment SA	58,317	4,043,195	0.2%
	Exmar NV	132,340	1,298,122	0.1%
	Floridienne SA	2,033	202,780	0.0%
#*	Galapagos NV	106,075	2,060,452	0.1%
#	Gimv NV	13,215	644,305	0.0%
#	Hamon & CIE SA	4,508	79,827	0.0%
*	Ion Beam Applications	89,062	665,946	0.0%
	Jensen-Group NV	13,482	177,140	0.0%
	Kinepolis Group NV	19,582	2,602,445	0.1%
	Lotus Bakeries	1,361	1,147,704	0.1%
	Melexis NV	93,665	1,972,825	0.1%
#	Mobistar SA	86,524	1,798,458	0.1%
#	NV Bekaert SA	174,425	5,545,983	0.2%
#	Nyrstar	742,718	3,189,626	0.1%
#*	Picanol	22,195	598,365	0.0%
*	RealDolmen NV/SA (B3M0622)	7,587	149,186	0.0%
*	RealDolmen NV/SA (5529094)	120	21	0.0%
	Recticel SA	101,580	691,989	0.0%
	Resilux	4,095	331,570	0.0%
*	RHJ International	28,736	135,367	0.0%
	Rosier	655	170,248	0.0%
*	Roularta Media Group NV	10,263	145,929	0.0%
	Sapec	3,377	208,950	0.0%
	Sioen Industries NV	52,140	484,157	0.0%
#	Sipef SA	30,617	2,057,527	0.1%
	Softimat SA	14,255	66,512	0.0%
	TER Beke SA	2,260	152,821	0.0%
#	Tessenderlo Chemie NV	125,636	3,167,252	0.1%
#*	ThromboGenics NV	155,245	5,963,433	0.2%
#*	TiGenix NV	272,645	226,277	0.0%
	Van de Velde NV	34,216	1,492,930	0.1%
TOTAL BELGIUM			83,400,719	3.3%

DENMARK — (4.1%)
	ALK-Abello A.S.	29,336	2,239,234	0.1%
*	Alm Brand A.S.	484,611	1,489,757	0.1%
	Amagerbanken A.S.	647,900	—	0.0%
#	Ambu A.S. Class B	27,380	885,676	0.0%
	Arkil Holding A.S. Class B	504	46,461	0.0%
*	Atlantic Petroleum P/F	4,328	125,049	0.0%
*	Auriga Industries Class B	96,829	2,715,491	0.1%
#*	Bang & Olufsen A.S.	161,993	1,466,562	0.1%
	BankNordik P/F	292	4,895	0.0%
#*	Bavarian Nordic A.S.	105,508	1,086,040	0.1%
	BoConcept Holding A.S. Class B	5,650	89,732	0.0%
#	Brodrene Hartmann A.S.	13,977	338,673	0.0%
	D/S Norden A.S.	110,869	3,760,521	0.2%
	Dfds A.S.	18,568	1,128,920	0.1%
	Djurslands Bank A.S.	8,970	230,144	0.0%
#*	East Asiatic Co., Ltd. A.S.	55,571	780,002	0.0%
	FE Bording A.S.	434	49,177	0.0%

2

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
DENMARK — (Continued)
#	FLSmidth & Co. A.S.	118,320	$5,373,522	0.2%
	Fluegger A.S. Class B	4,198	228,655	0.0%
*	Genmab A.S.	186,552	5,649,168	0.2%
	GN Store Nord A.S.	812,990	15,353,775	0.6%
	GPV Industri A.S. Series B	2,200	—	0.0%
*	Greentech Energy Systems A.S.	8,355	15,011	0.0%
	Gronlandsbanken AB	1,125	110,787	0.0%
*	H+H International A.S. Class B	21,395	112,066	0.0%
	Harboes Bryggeri A.S. Class B	12,252	156,249	0.0%
	IC Companys A.S.	35,278	750,796	0.0%
	Incentive A.S.	3,575	—	0.0%
	Jeudan A.S.	4,800	453,280	0.0%
*	Jyske Bank A.S.	252,239	9,487,706	0.4%
	Lan & Spar Bank	5,150	260,383	0.0%
	Lastas A.S. Class B	5,633	4,670	0.0%
#	NKT Holding A.S.	110,421	4,007,111	0.2%
	Nordjyske Bank A.S.	17,600	274,516	0.0%
	Norresundby Bank A.S.	7,350	205,771	0.0%
#	Pandora A.S.	236,869	8,006,743	0.3%
#*	Parken Sport & Entertainment A.S.	33,556	457,207	0.0%
	PER Aarsleff A.S. Class B	7,270	726,445	0.0%
	Ringkjoebing Landbobank A.S.	18,815	3,121,661	0.1%
	Roblon A.S. Class B	2,700	87,989	0.0%
	Rockwool International A.S. Class B	30,614	4,276,442	0.2%
	Royal UNIBREW A.S.	45,850	4,031,849	0.2%
	Schouw & Co.	74,017	2,379,337	0.1%
	SimCorp A.S.	194,860	5,791,683	0.2%
	Solar A.S. Class B	22,896	1,083,972	0.0%
*	Spar Nord Bank A.S.	297,144	1,915,635	0.1%
*	Sparekassen Faaborg A.S.	566	17,036	0.0%
*	Sydbank A.S.	317,330	6,308,924	0.3%
	Tivoli A.S.	969	507,303	0.0%
#*	TK Development A.S.	153,640	230,805	0.0%
*	Topdanmark A.S.	533,860	13,587,556	0.5%
*	TopoTarget A.S.	340,373	169,442	0.0%
*	Topsil Semiconductor Matls	194,350	13,610	0.0%
*	Torm A.S.	116,264	28,025	0.0%
	United International Enterprises	8,918	1,553,194	0.1%
#*	Vestas Wind Systems A.S.	693,291	9,799,923	0.4%
*	Vestjysk Bank A.S.	29,541	47,732	0.0%
#*	Zealand Pharma A.S.	32,819	395,662	0.0%
TOTAL DENMARK			123,417,975	4.9%

FINLAND — (5.5%)
	Ahlstrom Oyj	44,038	635,153	0.0%
	Aktia Oyj Class A	25,627	223,497	0.0%
#	Alma Media Oyj	277,852	936,099	0.0%
	Amer Sports Oyj	509,189	9,362,613	0.4%
	Aspo Oyj	83,192	588,167	0.0%
	Atria P.L.C.	34,115	276,346	0.0%
	Bank of Aland P.L.C. Class B	22,078	220,554	0.0%
	BasWare Oyj	34,550	793,278	0.0%
3

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
FINLAND — (Continued)
#*	Biotie Therapies Oyj	955,389	$421,476	0.0%
#	Cargotec Oyj	146,894	3,925,374	0.2%
	Citycon Oyj	1,334,997	4,148,172	0.2%
*	Componenta Oyj	17,517	33,784	0.0%
*	Comptel Oyj	337,600	197,039	0.0%
	Cramo Oyj	148,755	1,722,689	0.1%
	Digia P.L.C.	48,912	191,269	0.0%
*	Efore Oyj	60,233	57,196	0.0%
	Elektrobit Corp.	50,874	68,131	0.0%
#	Elisa Oyj	517,952	10,113,468	0.4%
	eQ P.L.C.	58,407	163,077	0.0%
	Etteplan Oyj	57,413	234,158	0.0%
	F-Secure Oyj	463,536	1,276,363	0.1%
	Finnair Oyj	345,632	1,214,535	0.1%
*	Finnlines Oyj	124,906	999,016	0.0%
	Fiskars Oyj Abp	188,387	4,214,699	0.2%
*	GeoSentric Oyj	244,900	—	0.0%
	HKScan Oyj Class A	117,880	533,516	0.0%
	Huhtamaki Oyj	451,936	8,381,600	0.3%
	Ilkka-Yhtyma Oyj	61,503	238,459	0.0%
	Kemira Oyj	466,855	7,057,696	0.3%
#	Kesko Oyj Class B	274,587	7,627,764	0.3%
	Konecranes Oyj	245,559	6,989,279	0.3%
	Lannen Tehtaat Oyj	19,402	420,583	0.0%
	Lassila & Tikanoja Oyj	140,349	2,449,215	0.1%
	Lemminkainen Oyj	26,333	503,658	0.0%
#	Metsa Board Oyj	1,549,706	5,121,716	0.2%
*	Munksjo Oyj	10,815	77,425	0.0%
#	Neste Oil Oyj	530,571	7,742,303	0.3%
	Okmetic Oyj	59,222	362,811	0.0%
	Olvi Oyj Class A	64,071	2,238,486	0.1%
	Oriola-KD Oyj Class A	5,045	15,210	0.0%
	Oriola-KD Oyj Class B	470,543	1,392,824	0.1%
	Orion Oyj Class A	130,940	3,062,153	0.1%
#	Orion Oyj Class B	384,369	9,006,547	0.4%
#*	Outokumpu Oyj	4,209,557	2,727,541	0.1%
#	Outotec Oyj	697,608	8,335,376	0.3%
	PKC Group Oyj	78,411	1,860,466	0.1%
	Pohjola Bank P.L.C. Class A	156,556	2,300,476	0.1%
	Ponsse Oy	25,697	192,339	0.0%
*	Poyry Oyj	190,749	928,753	0.0%
	Raisio P.L.C. Class V	541,284	2,472,350	0.1%
	Ramirent Oyj	316,716	2,733,803	0.1%
	Rapala VMC Oyj	113,258	700,419	0.0%
#	Rautaruukki Oyj	439,221	2,525,630	0.1%
	Ruukki Group Oyj	604,909	330,170	0.0%
	Saga Furs Oyj	11,324	392,548	0.0%
#	Sanoma Oyj	342,567	2,645,175	0.1%
	Scanfil P.L.C.	8,492	9,516	0.0%
	Sievi Capital P.L.C.	123,479	165,132	0.0%
	SRV Group P.L.C.	7,277	31,100	0.0%
	Stockmann Oyj Abp (5462371)	43,914	648,852	0.0%

4

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
FINLAND — (Continued)
#	Stockmann Oyj Abp (5462393)	133,517	$1,967,294	0.1%
	Technopolis Oyj	313,613	1,757,747	0.1%
	Teleste Oyj	53,559	284,454	0.0%
	Tieto Oyj	293,073	5,571,915	0.2%
	Tikkurila Oyj	175,018	3,949,915	0.2%
#	Uponor Oyj	242,805	3,630,826	0.2%
	Vacon P.L.C.	45,973	3,045,696	0.1%
	Vaisala Oyj Class A	40,640	1,045,227	0.0%
*	Viking Line Abp	10,366	231,728	0.0%
	YIT Oyj	483,134	8,277,639	0.3%
TOTAL FINLAND			163,999,485	6.4%

FRANCE — (9.7%)
#	ABC Arbitrage	22,399	130,406	0.0%
#*	Air France-KLM	722,730	6,486,693	0.3%
	Akka Technologies SA	5,585	189,563	0.0%
#*	Alcatel-Lucent	12,082,064	22,003,795	0.9%
	Ales Groupe	10,812	168,537	0.0%
	Altamir Amboise	81,618	918,360	0.0%
	Alten SA	92,635	3,154,305	0.1%
*	Altran Technologies SA	676,432	4,683,769	0.2%
	April	76,998	1,320,976	0.1%
#*	Archos	74,444	308,706	0.0%
	Assystem	65,144	1,316,522	0.1%
*	Atari SA	68,443	—	0.0%
	Aubay	10,285	73,860	0.0%
#	Audika Groupe	22,298	226,242	0.0%
	Aurea SA	3,637	17,986	0.0%
	Axway Software SA	27,272	634,287	0.0%
#*	Beneteau SA	184,191	2,035,681	0.1%
#*	Bigben Interactive	20,361	194,421	0.0%
	BioMerieux	1,250	121,128	0.0%
	Boiron SA	29,446	1,533,199	0.1%
	Bonduelle S.C.A.	77,754	1,858,445	0.1%
	Bongrain SA	34,266	2,325,425	0.1%
#	Bourbon SA	216,060	5,611,744	0.2%
*	Boursorama	82,844	706,767	0.0%
#*	Bull	432,243	1,366,910	0.1%
#	Burelle SA	3,866	1,648,262	0.1%
	Catering International Services	2,817	87,039	0.0%
*	Cegedim SA	17,676	540,806	0.0%
	Cegid Group	22,946	417,610	0.0%
#	Cie des Alpes	12,693	257,885	0.0%
	Cie Industrielle et Financiere D'Entreprises	1,200	90,407	0.0%
	Ciments Francais SA	10,885	611,443	0.0%
*	Club Mediterranee SA	107,104	2,448,971	0.1%
*	Derichebourg SA	548,515	1,750,362	0.1%
#	Devoteam SA	27,431	335,905	0.0%
	Eiffage SA	169,719	7,949,872	0.3%
#	Electricite de Strasbourg	21,886	2,498,768	0.1%
	Eramet	8,545	723,606	0.0%
	Esso SA Francaise	11,770	729,422	0.0%

5

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
FRANCE — (Continued)
#	Etablissements Maurel et Prom	419,398	$6,234,804	0.3%
*	Etam Developpement SA	2,601	58,740	0.0%
	Euler Hermes SA	52,633	5,309,468	0.2%
*	Euro Disney SCA	91,975	537,309	0.0%
*	Eurofins Scientific	27,293	5,759,439	0.2%
	Exel Industries Class A	10,680	500,488	0.0%
	Faiveley Transport SA	35,342	2,155,140	0.1%
#*	Faurecia	212,244	4,695,243	0.2%
	Fimalac	31,490	1,544,619	0.1%
	Fleury Michon SA	4,694	247,408	0.0%
*	GameLoft SE	217,315	1,521,962	0.1%
	Gaumont SA	13,980	693,911	0.0%
#	GEA	2,218	211,003	0.0%
#*	GECI International	59,392	—	0.0%
	Gevelot SA	3,584	214,539	0.0%
	GFI Informatique SA	185,638	906,495	0.0%
#	GL Events	48,302	1,009,899	0.1%
#	Groupe Crit	24,255	545,371	0.0%
	Groupe Flo	29,358	98,749	0.0%
	Groupe Open	27,590	213,176	0.0%
*	Groupe Partouche SA	61,786	77,133	0.0%
	Groupe Steria SCA	133,022	1,839,205	0.1%
	Guerbet	6,577	957,819	0.0%
*	Haulotte Group SA	65,672	545,911	0.0%
	Havas SA	1,237,953	7,936,331	0.3%
#*	Hi-Media SA	134,290	292,079	0.0%
#	Ingenico	97,094	6,461,044	0.3%
	Interparfums SA	21,570	636,474	0.0%
#	Ipsen SA	91,909	3,386,008	0.1%
#	IPSOS	159,746	6,026,530	0.2%
#	Jacquet Metal Service	55,520	724,729	0.0%
#	Korian	13,142	275,761	0.0%
	L.D.C. SA	19	2,416	0.0%
	Lagardere SCA	143,102	3,992,806	0.2%
	Lanson-BCC	7,992	329,823	0.0%
	Laurent-Perrier	12,675	1,088,154	0.1%
	Lectra	94,714	638,758	0.0%
	LISI	17,353	1,895,574	0.1%
	Maisons France Confort	15,380	469,179	0.0%
#	Manitou BF SA	48,911	666,661	0.0%
	Manutan International	14,553	621,334	0.0%
	Maurel & Prom Nigeria SA	12,190	53,332	0.0%
#	Medica SA	183,725	3,299,769	0.1%
	Mersen	70,824	1,537,572	0.1%
	Metropole Television SA	236,930	3,812,375	0.2%
#	MGI Coutier	2,753	200,802	0.0%
	Montupet	30,887	596,803	0.0%
	Mr Bricolage	30,731	363,278	0.0%
#	Naturex	24,169	1,773,345	0.1%
#	Neopost SA	167,752	11,107,138	0.4%
#	Nexans SA	131,823	6,255,195	0.3%
	Nexity SA	107,088	3,974,586	0.2%

6

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
FRANCE — (Continued)
	NextRadioTV	9,242	$150,028	0.0%
*	NicOx SA	7,104	23,521	0.0%
	Norbert Dentressangle SA	20,989	1,709,487	0.1%
*	NRJ Group	72,524	556,235	0.0%
	Oeneo	167,331	705,743	0.0%
*	Orco Property Group	68,153	197,226	0.0%
	Orpea	127,188	5,882,705	0.2%
#	Osiatis SA	25,601	293,337	0.0%
#*	PagesJaunes Groupe	630,719	1,289,906	0.1%
*	Parrot SA	38,572	1,073,631	0.1%
#*	Peugeot SA	936,994	7,728,301	0.3%
#*	Pierre & Vacances SA	22,855	452,449	0.0%
	Plastic Omnium SA	108,302	5,875,669	0.2%
	PSB Industries SA	8,438	270,117	0.0%
	Rallye SA	106,948	3,847,111	0.2%
*	Recylex SA	83,164	298,345	0.0%
	Remy Cointreau SA	11,273	1,196,185	0.1%
	Robertet SA	3,167	586,689	0.0%
	Rubis SCA	150,844	9,282,820	0.4%
	Sa des Ciments Vicat	52,082	3,226,878	0.1%
	Saft Groupe SA	126,335	3,001,853	0.1%
	Samse SA	8,342	694,984	0.0%
	Sartorius Stedim Biotech	8,502	1,113,366	0.1%
	SEB SA	7,945	643,025	0.0%
	Seche Environnement SA	8,769	371,827	0.0%
	Sechilienne-Sidec	94,298	1,770,467	0.1%
	Securidev SA	2,500	87,996	0.0%
#*	Sequana SA	44,019	315,525	0.0%
	Soc Mar Tunnel Prado Car	2,292	78,661	0.0%
	Societe BIC SA	5	502	0.0%
	Societe d'Edition de Canal +	271,472	1,830,628	0.1%
	Societe des Bains de Mer et du Cercle des Etrangers a Monaco	46,150	1,798,730	0.1%
#	Societe Internationale de Plantations d'Heveas SA	7,778	548,445	0.0%
	Societe pour l'Informatique Industrielle	40,908	290,106	0.0%
	Societe Television Francaise 1	567,362	6,795,138	0.3%
#*	SOITEC	590,442	1,746,038	0.1%
#	Somfy SA	21,738	4,546,788	0.2%
#	Sopra Group SA	23,140	1,687,626	0.1%
*	Spir Communication	4,687	58,710	0.0%
*	ST Dupont SA	200,321	80,838	0.0%
	Stallergenes SA	14,326	1,006,425	0.0%
*	Ste Industrielle d'Aviation Latecoere SA	30,831	365,070	0.0%
	Stef	29,121	1,494,171	0.1%
	Store Electronic	8,638	123,224	0.0%
	Sword Group	30,562	473,366	0.0%
#	Synergie SA	60,624	699,014	0.0%
*	Technicolor SA	412,757	1,643,350	0.1%
	Teleperformance	269,862	12,996,236	0.5%
#	Tessi SA	7,038	761,676	0.0%
#*	Theolia SA	281,335	420,918	0.0%
	Thermador Groupe	8,185	629,803	0.0%
	Tonnellerie Francois Freres	5,013	334,057	0.0%

7

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
FRANCE — (Continued)
	Total Gabon	1,174	$643,753	0.0%
	Touax SA	4,773	111,546	0.0%
#*	Transgene SA	5,227	61,974	0.0%
*	Trigano SA	35,274	443,027	0.0%
*	UBISOFT Entertainment	459,542	6,017,154	0.2%
	Union Financiere de France BQE SA	16,729	368,024	0.0%
#	Valeo SA	17,099	1,072,945	0.1%
#*	Valneva SE	114,609	482,003	0.0%
#	Vetoquinol SA	7,250	246,843	0.0%
	Viel et Co.	158,130	482,696	0.0%
#	Vilmorin & Cie	22,432	2,572,072	0.1%
#	Virbac SA	17,539	3,638,111	0.2%
*	Vivalis SA	785	3,245	0.0%
*	VM Materiaux SA	6,914	140,044	0.0%
	Vranken-Pommery Monopole SA	18,881	477,688	0.0%
TOTAL FRANCE			291,589,843	11.5%

GERMANY — (12.3%)
		70,685	1,080,151	0.1%
	A.S. Creation Tapeten	7,109	366,923	0.0%
*	AAP Implantate AG	25,576	45,072	0.0%
*	Aareal Bank AG	423,110	9,852,002	0.4%
	Adler Modemaerkte AG	16,201	144,250	0.0%
*	ADVA Optical Networking SE	169,035	850,977	0.0%
#*	Air Berlin P.L.C.	211,745	536,082	0.0%
#*	Aixtron SE NA	442,417	7,422,629	0.3%
	Alba SE	20,683	1,624,146	0.1%
*	Aligna AG	318,087	—	0.0%
	Allgeier SE	24,519	395,542	0.0%
	Amadeus Fire AG	19,731	1,127,593	0.1%
	Analytik Jena AG	597	9,854	0.0%
*	Asian Bamboo AG	17,041	49,414	0.0%
	Atoss Software AG	303	9,789	0.0%
	Aurubis AG	153,470	8,227,308	0.3%
	Baader Bank AG	50,176	126,351	0.0%
	Balda AG	127,634	662,840	0.0%
#	Bauer AG	45,945	1,111,113	0.1%
#	BayWa AG (5838057)	53,084	2,542,799	0.1%
	BayWa AG (5838068)	124	6,416	0.0%
	Bechtle AG	69,256	3,174,501	0.1%
	Bertrandt AG	23,001	2,472,076	0.1%
	Bijou Brigitte AG	16,676	1,609,739	0.1%
	Bilfinger SE	290	26,730	0.0%
	Biotest AG	20,784	1,573,015	0.1%
*	BKN International AG	33,408	130	0.0%
	Borussia Dortmund GmbH & Co. KGaA	264,935	1,069,799	0.1%
#	CANCOM SE	50,978	1,173,943	0.1%
	Carl Zeiss Meditec AG	129,151	4,279,243	0.2%
	Celesio AG	398,453	8,649,515	0.3%
#	CENIT AG	35,810	385,649	0.0%
	CENTROTEC Sustainable AG	43,285	729,723	0.0%
	Cewe Color Holding AG	22,058	978,921	0.0%

8

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
GERMANY — (Continued)
*	Colonia Real Estate AG	16,334	$100,588	0.0%
	Comdirect Bank AG	179,407	1,801,728	0.1%
	CompuGroup Medical AG	58,460	1,385,626	0.1%
#*	Conergy AG	106,426	49,109	0.0%
*	Constantin Medien AG	359,780	668,681	0.0%
	CropEnergies AG	96,085	760,685	0.0%
	CTS Eventim AG	106,100	4,271,667	0.2%
	DAB Bank AG	130,043	540,056	0.0%
	Data Modul AG	11,455	216,463	0.0%
	Delticom AG	20,674	1,042,691	0.1%
	Deufol SE	112,955	110,800	0.0%
	Deutsche Beteiligungs AG	29,148	701,194	0.0%
	Deutsche Wohnen AG	735,800	12,473,669	0.5%
*	Deutz AG	440,031	2,653,723	0.1%
*	Dialog Semiconductor P.L.C.	221,152	2,761,600	0.1%
	DIC Asset AG	13,115	130,299	0.0%
	Dr Hoenle AG	21,610	303,241	0.0%
	Draegerwerk AG & Co. KGaA	5,037	584,350	0.0%
	Drillisch AG	219,744	3,669,575	0.2%
	Duerr AG	94,582	5,697,765	0.2%
	DVB Bank SE	164,285	5,191,927	0.2%
	Eckert & Ziegler AG	17,884	588,359	0.0%
	Elmos Semiconductor AG	47,055	526,493	0.0%
	ElringKlinger AG	130,867	4,361,020	0.2%
	Erlus AG	2,970	155,622	0.0%
#	Euromicron AG	29,652	563,116	0.0%
#*	Evotec AG	1,165,338	4,102,969	0.2%
	Fielmann AG	32,343	3,378,832	0.1%
#*	First Sensor AG	18,636	201,186	0.0%
*	Francotyp-Postalia Holding AG Class A	17,557	80,853	0.0%
#	Freenet AG	443,281	9,665,483	0.4%
	Fuchs Petrolub AG	102,772	6,952,158	0.3%
*	GAGFAH SA	281,532	3,470,532	0.1%
	GBW AG	23,734	712,996	0.0%
	Gerresheimer AG	141,850	8,191,070	0.3%
	Gerry Weber International AG	89,108	3,767,155	0.2%
	Gesco AG	14,705	1,378,323	0.1%
	GFK SE	72,231	3,666,292	0.2%
	GFT Technologies AG	67,793	360,821	0.0%
#*	Gigaset AG	175,782	139,789	0.0%
#	Gildemeister AG	221,409	4,922,392	0.2%
	Grammer AG	55,944	1,726,495	0.1%
	Grenkeleasing AG	32,703	2,802,673	0.1%
	GSW Immobilien AG	186,932	7,223,521	0.3%
	H&R AG	50,783	571,758	0.0%
	Hamborner REIT AG	22,740	206,984	0.0%
	Hamburger Hafen und Logistik AG	78,568	1,680,776	0.1%
#	Hansa Group AG	146,815	546,187	0.0%
#	Hawesko Holding AG	19,480	1,060,748	0.1%
#*	Heidelberger Druckmaschinen AG	1,029,562	2,555,939	0.1%
	Highlight Communications AG	98,062	516,248	0.0%
#	Homag Group AG	23,023	412,647	0.0%

9

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
GERMANY — (Continued)
	Hornbach Baumarkt AG	131	$4,181	0.0%
#	Indus Holding AG	102,745	3,327,064	0.1%
	Init Innovation In Traffic Systems AG	22,408	697,007	0.0%
*	Intershop Communications AG	62,598	124,596	0.0%
	Isra Vision AG	14,674	635,659	0.0%
#*	IVG Immobilien AG	400,498	120,262	0.0%
	Jenoptik AG	197,726	2,440,141	0.1%
#*	Joyou AG	7,402	103,832	0.0%
*	Kampa AG	7,101	544	0.0%
*	Kloeckner & Co. SE	486,189	5,189,387	0.2%
	Koenig & Bauer AG	21,294	379,760	0.0%
	Kontron AG	226,154	1,028,786	0.0%
#	Krones AG	72,618	5,163,719	0.2%
#	KSB AG	3,584	2,148,514	0.1%
#	KUKA AG	114,765	4,845,104	0.2%
	KWS Saat AG	16,490	5,959,740	0.2%
	Leifheit AG	12,500	438,600	0.0%
	Leoni AG	152,420	7,558,886	0.3%
	LPKF Laser & Electronics AG	75,562	1,171,779	0.1%
#*	Manz AG	9,982	382,464	0.0%
*	MasterFlex SE	19,347	141,246	0.0%
	Maxdata Computer AG	94,120	—	0.0%
*	Mediclin AG	119,554	662,654	0.0%
#*	Medigene AG	95,039	118,325	0.0%
	MLP AG	216,957	1,319,411	0.1%
#	Mobotix AG	13,494	268,696	0.0%
*	Mologen AG	17,498	276,245	0.0%
*	Morphosys AG	70,908	3,980,343	0.2%
#	Muehlbauer Holding AG & Co. KGaA	14,905	366,538	0.0%
#	MVV Energie AG	114,055	3,189,763	0.1%
	Nemetschek AG	24,668	1,587,876	0.1%
	Nexus AG	42,453	508,064	0.0%
#*	Nordex SE	273,356	1,904,454	0.1%
	NORMA Group AG	126,398	4,571,368	0.2%
	OHB AG	35,659	778,556	0.0%
#	P&I Personal & Informatik AG	17,863	858,337	0.0%
*	Patrizia Immobilien AG	143,760	1,443,123	0.1%
	Pfeiffer Vacuum Technology AG	42,721	4,423,877	0.2%
#	PNE Wind AG	229,374	800,580	0.0%
	Powerland AG	4,118	27,925	0.0%
*	Praktiker AG	290,649	172,179	0.0%
	Progress-Werk Oberkirch AG	7,812	330,773	0.0%
	PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	21,757	423,155	0.0%
	Pulsion Medical Systems SE	6,063	91,177	0.0%
	PVA TePla AG	46,019	110,790	0.0%
	QSC AG	413,146	1,492,779	0.1%
	R Stahl AG	14,410	672,099	0.0%
	Rational AG	10,427	3,490,774	0.1%
	Rheinmetall AG	184,879	8,599,389	0.3%
#	Rhoen Klinikum AG	479,160	11,064,943	0.4%
	RIB Software AG	41,958	219,179	0.0%
*	SAF-Holland SA	205,387	1,956,464	0.1%

10

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
GERMANY — (Continued)
	Salzgitter AG	169,114	$5,565,577	0.2%
	Schaltbau Holding AG	17,463	806,638	0.0%
	Sektkellerei Schloss Wachenheim AG	7,479	91,091	0.0%
	SER Systems AG	9,400	—	0.0%
#	SGL Carbon SE	229,387	7,285,412	0.3%
#	SHW AG	12,018	418,572	0.0%
#*	Singulus Technologies AG	236,814	425,001	0.0%
	Sinner AG	1,659	30,572	0.0%
	Sixt AG	81,198	1,815,256	0.1%
	SKW Stahl-Metallurgie Holding AG	24,164	387,717	0.0%
*	Sky Deutschland AG	186,628	1,296,286	0.1%
#	SMA Solar Technology AG	44,079	1,309,883	0.1%
	SMT Scharf AG	17,289	530,058	0.0%
	Software AG	286,671	8,566,495	0.3%
#*	Solarworld AG	336,956	200,368	0.0%
	Stada Arzneimittel AG	273,417	11,751,730	0.5%
	STINAG Stuttgart Invest AG	31,580	657,327	0.0%
*	Stroeer Media AG	82,752	809,945	0.0%
#*	Suss Microtec AG	92,598	948,302	0.0%
	Symrise AG	164,322	6,650,906	0.3%
	Syzygy AG	30,656	164,986	0.0%
#	TAG Immobilien AG	455,809	4,967,996	0.2%
	Takkt AG	126,507	1,907,428	0.1%
#	Technotrans	27,832	316,940	0.0%
#	Telegate AG	23,076	236,130	0.0%
*	Tipp24 SE	22,944	1,319,371	0.1%
#	Tom Tailor Holding AG	77,969	1,664,118	0.1%
#	Tomorrow Focus AG	113,715	574,807	0.0%
#*	TUI AG	648,587	7,694,418	0.3%
	UMS United Medical Systems International AG	3,304	43,807	0.0%
	UmweltBank AG	899	41,803	0.0%
#*	VBH Holding AG	9,415	30,196	0.0%
*	Verbio AG	44,114	50,952	0.0%
#	Vossloh AG	37,975	3,584,844	0.1%
	VTG AG	44,520	791,571	0.0%
#	Wacker Chemie AG	12,207	914,840	0.0%
	Wacker Neuson SE	78,553	1,057,155	0.1%
	Washtec AG	5,625	77,968	0.0%
	Wincor Nixdorf AG	132,246	7,152,937	0.3%
#	Wirecard AG	185,277	5,041,373	0.2%
	Wuerttembergische Lebensversicherung AG	12,720	250,109	0.0%
	XING AG	11,101	748,027	0.0%
*	zooplus AG	3,865	212,361	0.0%
TOTAL GERMANY			369,881,489	14.5%

GREECE — (1.7%)
*	Aegean Airlines SA	5,746	22,790	0.0%
	Alfa Alfa Energy S.A.	3,810	—	0.0%
*	Alpha Bank AE	674,977	377,472	0.0%
	Alysida S.A.	2,376	—	0.0%
*	Anek Lines SA	123,603	12,710	0.0%
*	Astir Palace Hotel SA	93,886	455,771	0.0%

11

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
GREECE — (Continued)
	Athens Water Supply & Sewage Co. SA (The)	116,677	$911,811	0.1%
	Atlantic Supermarkets S.A.	34,730	—	0.0%
*	Autohellas SA	59,308	148,166	0.0%
*	Babis Vovos International Construction SA	21,073	—	0.0%
	Balafas S.A.	15,200	—	0.0%
*	Bank of Cyprus P.L.C.	4,342,301	—	0.0%
	Bank of Greece	133,571	2,194,526	0.1%
*	Daios Plastics SA	15,452	81,465	0.0%
*	Diagnostic & Therapeutic Center of Athens Hygeia SA	85,353	42,120	0.0%
*	Elastron S.A.	26,460	22,756	0.0%
*	Elektroniki Athinon SA	7,497	4,684	0.0%
*	Ellaktor SA	544,614	1,560,222	0.1%
*	Eltrak SA	5,697	12,329	0.0%
*	Elval - Hellenic Aluminium Industry SA	28,590	75,314	0.0%
	Etma Rayon S.A	11,242	—	0.0%
*	Euromedica SA	22,665	11,213	0.0%
*	Folli Follie Group	150,049	3,072,748	0.1%
*	Fourlis Holdings SA	146,787	479,702	0.0%
*	Frigoglass SA	115,348	757,894	0.0%
*	GEK Terna Holding Real Estate Construction SA	296,155	839,995	0.0%
*	Halcor SA	142,942	148,446	0.0%
	Hellenic Exchanges SA Holding Clearing Settlement and Registry	296,505	2,312,937	0.1%
	Hellenic Petroleum SA	326,121	2,983,736	0.1%
*	Hellenic Telecommunications Organization SA	707,121	5,530,666	0.2%
*	Iaso SA	206,042	265,513	0.0%
	Informatics S.A.	3,778	—	0.0%
*	Intracom Holdings SA	247,375	146,481	0.0%
	Intralot SA-Integrated Lottery Systems & Services	551,157	1,290,897	0.1%
*	Ionian Hotel Enterprises AE	3,294	43,948	0.0%
	Ipirotiki Software & Publications S.A.	22,110	—	0.0%
	JUMBO SA	400,965	3,971,713	0.2%
*	Lamda Development SA	905	4,593	0.0%
	Lan-Net S.A.	12,688	—	0.0%
*	Marfin Investment Group Holdings SA	2,380,237	860,848	0.0%
	Metka SA	101,638	1,310,514	0.1%
	Motor Oil Hellas Corinth Refineries SA	246,966	2,349,256	0.1%
*	Mytilineos Holdings SA	367,558	2,110,360	0.1%
*	National Bank of Greece SA	615,159	1,998,169	0.1%
*	Neorion Holdings SA	14,991	2,439	0.0%
	OPAP SA	168,712	1,411,867	0.1%
*	Piraeus Bank SA	477,748	763,280	0.0%
	Piraeus Port Authority	21,267	492,597	0.0%
	Promota Hellas S.A.	8,860	—	0.0%
*	Proton Bank SA	141,214	—	0.0%
*	Public Power Corp. SA	528,487	4,751,246	0.2%
*	Sarantis SA	74,884	458,397	0.0%
*	Sidenor Steel Products Manufacturing Co. SA	79,509	182,190	0.0%
*	T Bank SA	228,007	—	0.0%
*	Technical Olympic SA	2,237	4,159	0.0%
	Terna Energy SA	144,697	548,730	0.0%
	Themeliodomi S.A.	37,422	—	0.0%
	Thessaloniki Port Authority SA	6,936	221,650	0.0%

12

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
GREECE — (Continued)
	Thessaloniki Water Supply & Sewage Co. SA	15,807	$118,415	0.0%
	Thrace Plastics Co. SA	33,856	55,214	0.0%
*	Titan Cement Co. SA	203,501	3,546,757	0.2%
*	TT Hellenic Postbank SA	695,353	—	0.0%
*	Viohalco Hellenic Copper and Aluminum Industry SA	603,593	3,412,762	0.1%
TOTAL GREECE			52,381,468	2.1%

IRELAND — (2.7%)
	Aer Lingus Group P.L.C.	752,359	1,485,135	0.1%
*	Aminex P.L.C.	496,086	17,758	0.0%
	C&C Group P.L.C. (B010DT8)	399,607	2,154,352	0.1%
	C&C Group P.L.C. (B011Y09)	1,014,594	5,503,555	0.2%
	DCC P.L.C.	316,768	12,370,824	0.5%
	Dragon Oil P.L.C.	953,523	8,263,026	0.3%
*	Elan Corp. P.L.C.	1,622	22,762	0.0%
	FBD Holdings P.L.C.	125,728	2,279,877	0.1%
	Glanbia P.L.C. (0066950)	700,613	9,353,010	0.4%
	Glanbia P.L.C. (4058629)	56,545	759,638	0.0%
	Grafton Group P.L.C.	627,138	4,381,566	0.2%
	IFG Group P.L.C.	271,865	490,743	0.0%
	Irish Continental Group P.L.C. (3333651)	23,420	680,922	0.0%
	Irish Continental Group P.L.C. (3339455)	10,837	313,696	0.0%
*	Kenmare Resources P.L.C.	4,546,361	1,693,997	0.1%
	Kingspan Group P.L.C.	469,981	6,254,628	0.2%
	McInerney Holdings P.L.C.	697,135	—	0.0%
	Paddy Power P.L.C. (4828974)	24	2,060	0.0%
	Paddy Power P.L.C. (0258810)	175,221	15,153,547	0.6%
	Smurfit Kappa Group P.L.C.	531,098	8,857,777	0.3%
TOTAL IRELAND			80,038,873	3.1%

ISRAEL — (2.7%)
*	Africa Israel Investments, Ltd.	410,076	891,269	0.0%
*	Africa Israel Properties, Ltd.	57,169	638,443	0.0%
	Africa Israel Residences, Ltd.	594	7,787	0.0%
*	Airport City, Ltd.	142,471	873,896	0.0%
*	AL-ROV Israel, Ltd.	16,940	472,731	0.0%
*	Allot Communications, Ltd.	21,024	284,667	0.0%
*	Alon Holdings Blue Square Israel, Ltd.	58,561	193,927	0.0%
*	Alrov Properties and Lodgings, Ltd.	9,979	217,937	0.0%
*	Alvarion, Ltd.	868	1,163	0.0%
	Amot Investments, Ltd.	244,265	637,372	0.0%
*	AudioCodes, Ltd.	159,083	707,560	0.0%
	Avgol Industries 1953, Ltd.	420,938	408,061	0.0%
*	Azorim-Investment Development & Construction Co., Ltd.	380,820	322,240	0.0%
	Babylon, Ltd.	134,822	775,987	0.0%
	Bayside Land Corp.	2,689	604,741	0.0%
	Big Shopping Centers 2004, Ltd.	4,465	138,924	0.0%
*	Biocell, Ltd.	16,731	111,593	0.0%
*	BioLine RX, Ltd.	596,298	96,975	0.0%
	Blue Square Real Estate, Ltd.	3,962	123,128	0.0%
	Cellcom Israel, Ltd.	150,353	1,382,577	0.1%
*	Ceragon Networks, Ltd.	76,686	248,817	0.0%

13

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
ISRAEL — (Continued)
#*	Clal Biotechnology Industries, Ltd.	174,162	$347,694	0.0%
	Clal Industries, Ltd.	305,278	1,276,317	0.1%
	Clal Insurance Enterprises Holdings, Ltd.	88,615	1,428,607	0.1%
*	Compugen, Ltd.	59,880	331,621	0.0%
	Delek Automotive Systems, Ltd.	145,079	1,421,191	0.1%
	Delek Group, Ltd.	5	1,291	0.0%
	Delta-Galil Industries, Ltd.	46,764	719,295	0.0%
	Direct Insurance Financial Investments, Ltd.	35,764	122,670	0.0%
	DS Apex Holdings, Ltd.	38,130	112,805	0.0%
*	El Al Israel Airlines	77,144	12,086	0.0%
*	Elbit Imaging, Ltd.	33,843	69,350	0.0%
	Elbit Systems, Ltd.	114,501	4,809,583	0.2%
	Electra, Ltd.	7,074	775,998	0.0%
	Elron Electronic Industries, Ltd.	60,778	320,544	0.0%
*	Equital, Ltd.	630	7,784	0.0%
*	Evogene, Ltd.	113,336	699,652	0.0%
#*	EZchip Semiconductor, Ltd.	106,730	2,871,674	0.1%
	First International Bank Of Israel, Ltd.	98,118	1,387,236	0.1%
	FMS Enterprises Migun, Ltd.	10,300	111,970	0.0%
*	Formula Systems 1985, Ltd.	36,549	797,026	0.0%
#	Frutarom Industries, Ltd.	174,875	2,646,501	0.1%
*	Gilat Satellite Networks, Ltd.	98,619	534,958	0.0%
*	Given Imaging, Ltd.	53,650	717,443	0.0%
	Golf & Co., Ltd.	74,605	232,420	0.0%
*	Hadera Paper, Ltd.	10,176	577,895	0.0%
	Harel Insurance Investments & Financial Services, Ltd.	46,989	2,300,910	0.1%
#	Industrial Buildings Corp.	347,656	544,901	0.0%
*	Israel Discount Bank, Ltd. Class A	3,383,505	5,634,716	0.2%
	Israel Land Development Co., Ltd. (The)	22,615	66,191	0.0%
	Ituran Location and Control, Ltd.	84,441	1,402,032	0.1%
*	Jerusalem Oil Exploration	39,274	1,095,233	0.1%
*	Kamada, Ltd.	119,349	1,326,702	0.1%
*	Kardan Yazamut	45,763	3,335	0.0%
	Kerur Holdings, Ltd.	2,133	28,541	0.0%
	Maabarot Products, Ltd.	21,999	218,922	0.0%
	Magic Software Enterprises, Ltd.	51,716	277,887	0.0%
	Matrix IT, Ltd.	182,457	903,815	0.1%
#*	Mazor Robotics, Ltd.	87,516	621,449	0.0%
	Melisron, Ltd.	52,829	1,105,496	0.1%
*	Mellanox Technologies, Ltd.	86,914	4,321,051	0.2%
*	Menorah Mivtachim Holdings, Ltd.	114,147	1,118,755	0.1%
	Migdal Insurance & Financial Holding, Ltd.	1,312,188	2,055,418	0.1%
*	Mizrahi Tefahot Bank, Ltd.	64,217	642,931	0.0%
*	Naphtha Israel Petroleum Corp., Ltd.	152,895	746,502	0.0%
	Neto ME Holdings, Ltd.	5,411	206,483	0.0%
#	NICE Systems, Ltd.	23,353	858,661	0.0%
	NICE Systems, Ltd. Sponsored ADR	25,502	940,769	0.1%
*	Nitsba Holdings 1995, Ltd.	129,055	1,534,710	0.1%
*	Nova Measuring Instruments, Ltd.	67,122	622,872	0.0%
*	Oil Refineries, Ltd.	3,757,899	1,673,537	0.1%
*	Ormat Industries	293,852	1,617,397	0.1%
	Osem Investments, Ltd.	139,081	2,902,393	0.1%

14

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
ISRAEL — (Continued)
	Partner Communications Co., Ltd.	366,811	$2,305,087	0.1%
*	Paz Oil Co., Ltd.	20,326	3,158,240	0.1%
*	Perion Network, Ltd.	8,008	89,362	0.0%
	Phoenix Holdings, Ltd. (The)	234,055	767,796	0.0%
	Plasson Industries, Ltd.	12,320	407,128	0.0%
	Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	33,735	1,565,031	0.1%
	Shikun & Binui, Ltd.	920,014	2,018,196	0.1%
	Shufersal, Ltd.	381,641	1,342,484	0.1%
*	Space Communication, Ltd.	15,587	226,138	0.0%
	Strauss Group, Ltd.	162,151	2,482,265	0.1%
*	Suny Electronic, Inc., Ltd.	2,959	1,175	0.0%
#*	Tower Semiconductor, Ltd.	96,370	459,915	0.0%
*	Union Bank of Israel	130,630	519,887	0.0%
TOTAL ISRAEL			81,587,719	3.2%

ITALY — (7.0%)
#	A2A SpA	4,350,182	3,233,900	0.1%
	ACEA SpA	280,731	2,343,376	0.1%
#*	Acotel Group SpA	3,478	77,873	0.0%
	Aeroporto di Firenze SpA	17,390	203,617	0.0%
	Aeroporto di Venezia Marco Polo SpA - SAVE	63,265	1,000,496	0.0%
	Alerion Cleanpower SpA	92,062	419,429	0.0%
	Amplifon SpA	339,992	1,701,599	0.1%
	Ansaldo STS SpA	384,754	3,716,971	0.1%
*	Arnoldo Mondadori Editore SpA	509,716	585,705	0.0%
	Ascopiave SpA	173,662	304,869	0.0%
	Astaldi SpA	258,925	1,780,792	0.1%
	Autogrill SpA	475,758	6,603,408	0.3%
	Azimut Holding SpA	454,770	8,279,814	0.3%
#*	Banca Carige SpA	3,160,296	1,906,352	0.1%
#	Banca Finnat Euramerica SpA	685,945	236,566	0.0%
	Banca Generali SpA	205,850	4,438,435	0.2%
	Banca IFIS SpA	102,347	1,086,838	0.0%
#*	Banca Monte dei Paschi di Siena SpA	8,733,630	2,212,464	0.1%
	Banca Piccolo Credito Valtellinese Scarl	1,416,861	1,652,273	0.1%
*	Banca Popolare dell'Emilia Romagna S.c.r.l.	1,388,798	8,065,983	0.3%
#*	Banca Popolare dell'Etruria e del Lazio	59,486	53,756	0.0%
#*	Banca Popolare di Milano Scarl	13,321,904	5,310,790	0.2%
	Banca Popolare di Sondrio SCARL	1,177,273	5,839,837	0.2%
	Banca Profilo SpA	964,900	276,058	0.0%
	Banco di Desio e della Brianza SpA	232,296	567,557	0.0%
*	Banco Popolare	6,663,294	7,831,436	0.3%
	BasicNet SpA	105,627	215,031	0.0%
	Beghelli SpA	427,981	181,024	0.0%
*	Biesse SpA	54,004	206,080	0.0%
	Brembo SpA	162,145	2,892,544	0.1%
*	Brioschi Sviluppo Immobiliare SpA	174,780	18,682	0.0%
	Brunello Cucinelli SpA	5,020	123,927	0.0%
	Buzzi Unicem SpA	291,869	4,377,944	0.2%
	Cairo Communication SpA	113,404	494,452	0.0%
*	Caltagirone Editore SpA	6,277	6,374	0.0%
	Caltagirone SpA	228,784	350,714	0.0%

15

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
ITALY — (Continued)
*	Carraro SpA	113,633	$288,273	0.0%
	Cembre SpA	40,330	365,829	0.0%
	Cementir Holding SpA	336,239	943,943	0.0%
*	CIR-Compagnie Industriali Riunite SpA	1,795,934	2,027,990	0.1%
	Credito Bergamasco SpA	129,374	1,847,326	0.1%
	Credito Emiliano SpA	376,390	1,783,247	0.1%
*	d'Amico International Shipping SA	401,612	264,512	0.0%
	Danieli & C Officine Meccaniche SpA	58,967	1,375,752	0.1%
	Datalogic SpA	65,558	562,453	0.0%
	Davide Campari-Milano SpA	188,852	1,368,210	0.1%
	De'Longhi SpA	275,556	4,305,694	0.2%
*	DeA Capital SpA	241,155	418,043	0.0%
*	Delclima	238,104	225,588	0.0%
	DiaSorin SpA	80,986	3,231,069	0.1%
	Ei Towers SpA	39,294	1,395,308	0.1%
	Engineering SpA	18,741	723,505	0.0%
	ERG SpA	242,145	2,263,848	0.1%
	Esprinet SpA	124,948	529,198	0.0%
*	Eurotech SpA	103,698	158,547	0.0%
	Falck Renewables SpA	452,790	485,829	0.0%
	Fiera Milano SpA	37,863	218,499	0.0%
*	Finmeccanica SpA	1,768,900	8,849,738	0.4%
#*	Fondiaria-Sai SpA	943,740	1,736,877	0.1%
	Gas Plus	14,596	87,269	0.0%
*	Gefran SpA	27,379	90,027	0.0%
*	Gemina SpA	2,562,430	4,594,974	0.2%
#	Geox SpA	343,770	854,481	0.0%
*	Gruppo Editoriale L'Espresso SpA	670,242	705,504	0.0%
	Gruppo MutuiOnline SpA	51,809	250,441	0.0%
#	Hera SpA	2,829,591	5,353,437	0.2%
*	IMMSI SpA	743,533	415,669	0.0%
	Indesit Co. SpA	185,473	1,382,788	0.1%
	Industria Macchine Automatiche SpA	58,626	1,350,010	0.1%
#*	Intek Group SpA	1,654,192	619,362	0.0%
	Interpump Group SpA	287,472	2,560,574	0.1%
	Irce SpA	37,974	72,007	0.0%
#	Iren SpA	2,070,565	2,307,310	0.1%
#	Italcementi SpA	299,088	1,907,276	0.1%
*	Italmobiliare SpA	46,873	1,003,310	0.0%
#*	Juventus Football Club SpA	1,587,772	404,875	0.0%
#*	Landi Renzo SpA	203,171	308,918	0.0%
	Lottomatica Group SpA	185,318	4,637,139	0.2%
#*	Maire Tecnimont SpA	7,634	29,699	0.0%
	MARR SpA	131,906	1,583,514	0.1%
*	Mediaset SpA	3,041,414	11,456,190	0.5%
	Mediolanum SpA	619,705	3,841,573	0.2%
#*	Milano Assicurazioni SpA	2,324,306	1,426,464	0.1%
*	Molecular Medicine SpA	109,512	65,536	0.0%
	Nice SpA	41,141	129,181	0.0%
	Pagnossin SpA	9,000	—	0.0%
	Piaggio & C SpA	736,724	1,910,418	0.1%
*	Pininfarina SpA	70,069	246,698	0.0%

16

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
ITALY — (Continued)
*	Poltrona Frau SpA	238,473	$426,826	0.0%
*	Prelios SpA	238,990	190,436	0.0%
*	Premafin Finanziaria SpA	961,257	202,557	0.0%
*	Prima Industrie SpA	1,958	21,972	0.0%
	Prysmian SpA	213,197	3,977,167	0.2%
*	RCS MediaGroup SpA	24,307	43,451	0.0%
	Recordati SpA	408,182	4,541,501	0.2%
	Reply SpA	12,998	559,207	0.0%
#*	Retelit SpA	410,894	246,193	0.0%
	Richard-Ginori 1735 SpA	8,489	771	0.0%
	Sabaf SpA	24,109	280,776	0.0%
	SAES Getters SpA	30,068	267,173	0.0%
*	Safilo Group SpA	140,163	2,684,686	0.1%
#*	Saras SpA	946,607	1,227,054	0.1%
#*	Snai SpA	95,483	86,902	0.0%
	Societa Cattolica di Assicurazioni S.c.r.l.	197,353	4,033,857	0.2%
#	Societa Iniziative Autostradali e Servizi SpA	231,552	1,889,697	0.1%
	Societa per la Bonifica dei Terreni Ferraresi e Imprese Agricole SpA	10,867	519,652	0.0%
	Sogefi SpA	220,168	749,760	0.0%
	SOL SpA	166,511	1,125,150	0.0%
*	Sorin SpA	1,151,064	2,920,857	0.1%
	Tamburi Investment Partners SpA	37,478	76,642	0.0%
*	Telecom Italia Media SpA	249,292	24,657	0.0%
#*	Tiscali SpA	3,467,783	161,546	0.0%
#	Tod's SpA	27,988	3,948,799	0.2%
#	Trevi Finanziaria Industriale SpA	154,707	1,233,651	0.1%
*	Uni Land SpA	51,835	—	0.0%
	Unione di Banche Italiane SCPA	2,028,101	7,334,308	0.3%
	Unipol Gruppo Finanziario SpA	970,174	3,187,441	0.1%
	Vianini Industria SpA	57,659	73,291	0.0%
	Vianini Lavori SpA	175,180	756,541	0.0%
	Vittoria Assicurazioni SpA	121,346	1,017,680	0.0%
*	Yoox SpA	173,032	3,714,210	0.1%
	Zignago Vetro SpA	124,024	701,445	0.0%
TOTAL ITALY			211,786,744	8.3%

NETHERLANDS — (4.9%)
	Aalberts Industries NV	480,099	10,730,101	0.4%
#	Accell Group	103,727	1,614,572	0.1%
*	AFC Ajax NV	18,134	176,807	0.0%
*	AMG Advanced Metallurgical Group NV	160,659	1,278,176	0.1%
#	Amsterdam Commodities NV	80,355	1,510,329	0.1%
#	APERAM	262,538	2,857,007	0.1%
#	Arcadis NV	286,682	7,719,585	0.3%
	ASM International NV	237,793	8,033,126	0.3%
	Atag Group NV	4,630	—	0.0%
*	Ballast Nedam	2,824	36,751	0.0%
	Batenburg Techniek	3,009	44,297	0.0%
	BE Semiconductor Industries NV	164,367	1,694,287	0.1%
	Beter Bed Holding NV	85,947	1,574,892	0.1%
	BinckBank NV	319,629	2,696,931	0.1%
	Brunel International NV	51,749	2,180,780	0.1%

17

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
NETHERLANDS — (Continued)
*	Crown Van Gelder	9,818	$50,314	0.0%
	CSM	382,663	7,745,598	0.3%
#	Delta Lloyd NV	793,301	15,897,764	0.6%
	DOCdata NV	22,463	422,519	0.0%
#	Exact Holding NV	64,313	1,368,156	0.1%
*	Grontmij	295,566	1,223,322	0.1%
#	Heijmans NV	100,443	958,623	0.0%
	Hunter Douglas NV	8,819	352,039	0.0%
#*	Kardan NV	75,774	51,177	0.0%
	KAS Bank NV	58,317	677,591	0.0%
	Kendrion NV	43,880	1,141,575	0.0%
#	Koninklijke BAM Groep NV	1,376,686	6,552,298	0.3%
	Koninklijke Ten Cate NV	147,968	3,476,426	0.1%
#	Koninklijke Wessanen NV	398,316	1,521,006	0.1%
#	Macintosh Retail Group NV	53,398	583,649	0.0%
#	Nederland Apparatenfabriek	28,810	1,136,319	0.0%
	Nutreco NV	359,256	15,213,141	0.6%
*	Ordina NV	383,600	640,519	0.0%
#*	PostNL NV	1,920,653	5,351,764	0.2%
*	Roto Smeets Group NV	6,036	55,923	0.0%
#*	Royal Imtech NV	349,305	2,571,243	0.1%
*	SBM Offshore NV	932,130	15,714,855	0.6%
	Sligro Food Group NV	105,146	3,526,352	0.1%
#	SNS REAAL Groep NV	705,718	—	0.0%
*	Telegraaf Media Groep NV	168,924	2,532,604	0.1%
	TKH Group NV	184,381	4,741,079	0.2%
#*	TomTom NV	562,433	2,772,420	0.1%
	Unit4 NV	143,180	4,640,455	0.2%
#	USG People NV	389,997	2,543,641	0.1%
*	Van Lanschot NV	4,731	93,751	0.0%
*	Xeikon NV	58,445	328,381	0.0%
TOTAL NETHERLANDS			146,032,145	5.7%

NORWAY — (3.2%)
	ABG Sundal Collier Holding ASA	1,196,794	776,667	0.0%
#	AF Gruppen ASA	2,718	27,332	0.0%
*	Agasti Holding ASA	227,087	52,518	0.0%
	Aker ASA Class A	1,221	34,232	0.0%
*	Algeta ASA	148,632	5,657,937	0.2%
*	Archer, Ltd.	496,831	308,686	0.0%
	Arendals Fossekompani A.S.	90	23,707	0.0%
	Atea ASA	296,910	3,001,294	0.1%
	Austevoll Seafood ASA	362,267	2,087,099	0.1%
	Bakkafrost P/F	59,642	714,574	0.0%
#*	Bionor Pharma ASA	134,131	76,313	0.0%
	Bonheur ASA	68,100	1,398,578	0.1%
	BW Offshore, Ltd.	1,367,345	1,639,614	0.1%
*	BWG Homes ASA	346,255	772,192	0.0%
#	Cermaq ASA	285,677	4,989,976	0.2%
#	Copeinca ASA	100,907	1,111,933	0.1%
*	Deep Sea Supply P.L.C.	373,810	570,717	0.0%
#*	Det Norske Oljeselskap ASA	221,267	3,035,604	0.1%

18

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
NORWAY — (Continued)
#*	DNO International ASA	3,907,920	$7,165,648	0.3%
#*	DOF ASA	197,102	797,046	0.0%
	Ekornes ASA	112,551	1,798,838	0.1%
#*	Electromagnetic GeoServices A.S.	566,149	954,046	0.0%
#	Eltek ASA	1,292,456	1,146,935	0.1%
	Evry ASA	267,383	396,138	0.0%
	Farstad Shipping ASA	65,666	1,299,334	0.1%
#*	Frontline, Ltd.	214,780	384,105	0.0%
	Ganger Rolf ASA	58,809	1,191,034	0.1%
*	Golden Ocean Group Ltd.	1,180,259	1,272,555	0.1%
*	Grieg Seafood ASA	154,146	397,773	0.0%
*	Havila Shipping ASA	22,400	105,500	0.0%
	Hexagon Composites ASA	11,294	18,561	0.0%
*	Hoegh LNG Holdings Ltd.	105,529	814,893	0.0%
#*	Hurtigruten ASA	759,030	320,918	0.0%
*	Intex Resources ASA	45,445	24,650	0.0%
*	Kongsberg Automotive Holding ASA	1,784,754	727,990	0.0%
#	Kongsberg Gruppen A.S.	673	12,165	0.0%
#	Kvaerner ASA	807,447	1,291,629	0.1%
	Leroey Seafood Group ASA	81,749	2,281,182	0.1%
#*	Nordic Semiconductor ASA	580,280	1,783,746	0.1%
#*	Norske Skogindustrier ASA	660,997	290,897	0.0%
	Northern Offshore, Ltd.	350,656	492,200	0.0%
*	Norwegian Air Shuttle A.S.	130,053	5,685,492	0.2%
#*	Norwegian Energy Co. A.S.	1,054,250	529,995	0.0%
#*	Odfjell SE Class A	138,810	616,701	0.0%
	Olav Thon Eindom A.S.	12,852	2,040,511	0.1%
#	Opera Software ASA	349,386	2,702,882	0.1%
#*	Panoro Energy ASA	692,343	339,636	0.0%
*	PhotoCure ASA	52,582	309,741	0.0%
	Prosafe SE	781,319	6,870,518	0.3%
*	Q-Free ASA	143,444	304,904	0.0%
#*	Renewable Energy Corp. ASA	4,953,083	1,820,728	0.1%
*	Salmar ASA	38,008	386,868	0.0%
*	Scana Industrier	129,268	62,725	0.0%
#*	Sevan Drilling A.S.	1,030,389	676,145	0.0%
#*	Sevan Marine ASA	129,032	474,058	0.0%
*	Siem Offshore, Inc.	579,678	751,149	0.0%
	Solstad Offshore ASA	59,959	958,532	0.1%
#*	Songa Offshore SE	845,806	744,926	0.0%
	SpareBank 1 SMN	288,191	2,206,716	0.1%
	SpareBank 1 SR Bank ASA	108,454	848,527	0.0%
	Stolt-Nielsen, Ltd.	65,946	1,442,815	0.1%
*	Storebrand ASA	899,158	4,340,908	0.2%
#	Tomra Systems ASA	669,803	5,684,219	0.2%
	TTS Group ASA	180,762	178,541	0.0%
	Veidekke ASA	333,849	2,560,322	0.1%
#	Veripos, Inc.	43,838	132,695	0.0%
	Wilh Wilhelmsen ASA	114,380	898,832	0.0%
	Wilh Wilhelmsen Holding ASA Class A	65,996	1,694,410	0.1%
TOTAL NORWAY			96,510,252	3.8%

19

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
POLAND — (0.0%)
*	Arctic Paper SA	38,846	$45,855	0.0%

PORTUGAL — (1.1%)
#	Altri SGPS SA	597,102	1,455,216	0.1%
#*	Banco BPI SA	2,123,556	2,513,571	0.1%
#*	Banco Comercial Portugues SA	40,749,480	5,081,804	0.2%
*	Banco Espirito Santo SA	3,761,787	3,015,811	0.1%
#*	BANIF - Banco Internacional do Funchal SA	686,791	82,938	0.0%
	Corticeira Amorim SGPS SA	207,426	516,742	0.0%
	Ibersol SGPS SA	20,401	123,528	0.0%
*	Impresa SGPS SA	187,798	155,818	0.0%
*	INAPA - Investimentos Participacoes e Gestao SA	139,421	28,879	0.0%
#	Mota-Engil SGPS SA	363,210	1,097,269	0.1%
	Novabase SGPS SA	65,729	213,124	0.0%
	Portucel SA	881,646	2,807,736	0.1%
#	Portugal Telecom SGPS SA	574,056	2,233,322	0.1%
	REN - Redes Energeticas Nacionais SGPS SA	867,877	2,492,637	0.1%
#	Semapa-Sociedade de Investimento e Gestao	315,078	2,683,612	0.1%
	Sonae	3,774,580	3,590,778	0.1%
#*	Sonae Industria SGPS SA	443,755	289,726	0.0%
	Sonaecom - SGPS SA	571,867	1,161,927	0.1%
	Sumol + Compal SA	67,967	95,174	0.0%
	Teixeira Duarte SA	734,737	536,006	0.0%
*	Toyota Caetano Portugal SA	38,322	41,901	0.0%
	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	746,473	3,600,132	0.1%
TOTAL PORTUGAL			33,817,651	1.3%

RUSSIA — (0.0%)
*	Alliance Oil Co., Ltd.	159,970	875,359	0.0%

SPAIN — (4.6%)
#	Abengoa SA	199,714	493,003	0.0%
#	Abengoa SA Class B	798,856	1,609,830	0.1%
#	Acciona SA	48,739	2,569,627	0.1%
#	Acerinox SA	434,005	4,042,470	0.2%
*	Adolfo Dominguez SA	172	788	0.0%
	Adveo Group International SA	47,385	800,292	0.0%
#	Almirall SA	234,145	2,975,442	0.1%
*	Amper SA	31,229	42,923	0.0%
#	Antena 3 de Television SA	312,481	2,460,220	0.1%
#*	Azkoyen SA	61,293	100,002	0.0%
#	Bankinter SA	1,988,778	7,093,383	0.3%
*	Baron de Ley	13,910	938,303	0.0%
#	Bolsas y Mercados Espanoles SA	322,643	7,904,789	0.3%
#*	Caja de Ahorros del Mediterraneo	116,412	—	0.0%
#*	Campofrio Food Group SA	107,600	731,040	0.0%
#*	Cementos Portland Valderrivas SA	47,189	249,253	0.0%
#	Cie Automotive SA	137,813	1,076,048	0.0%
#*	Codere SA	91,938	155,993	0.0%
	Construcciones y Auxiliar de Ferrocarriles SA	7,820	3,341,587	0.1%
*	Deoleo SA	1,893,651	652,160	0.0%
	Dinamia Capital Privado Sociedad de Capital Riesgo SA	20,438	168,416	0.0%
#	Duro Felguera SA	283,422	1,825,996	0.1%

20

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SPAIN — (Continued)
	Ebro Foods SA	378,733	$7,778,745	0.3%
#	Elecnor SA	198,254	2,657,497	0.1%
	Ence Energia y Celulosa S.A	962,189	2,976,817	0.1%
*	Ercros SA	401,585	192,186	0.0%
#	Faes Farma SA (B1PQHS6)	1,123,421	2,960,154	0.1%
	Faes Farma SA (BBD7Q28)	13,534	35,674	0.0%
	Fluidra SA	75,441	256,910	0.0%
#	Fomento de Construcciones y Contratas SA	205,076	1,909,793	0.1%
	Gamesa Corp. Tecnologica SA	1,113,758	6,042,369	0.2%
	Grupo Catalana Occidente SA	195,922	4,338,123	0.2%
#*	Grupo Ezentis SA	1,994,998	304,050	0.0%
*	Grupo Tavex SA	46,853	9,950	0.0%
	Iberpapel Gestion SA	26,401	456,606	0.0%
#	Indra Sistemas SA	480,367	6,204,603	0.3%
#*	Inmobiliaria Colonial SA	108,920	144,509	0.0%
	Inmobiliaria del Sur SA	2,902	14,230	0.0%
*	Jazztel P.L.C.	1,025,473	7,971,853	0.3%
	Laboratorios Farmaceuticos Rovi SA	68,613	620,699	0.0%
#*	Mediaset Espana Comunicacion SA	793,096	6,908,434	0.3%
	Melia Hotels International SA	232,123	1,759,910	0.1%
	Miquel y Costas & Miquel SA	37,628	1,101,772	0.1%
*	Natra SA	86,085	138,909	0.0%
#*	NH Hoteles SA	521,131	1,859,074	0.1%
	Obrascon Huarte Lain SA	193,959	6,590,614	0.3%
	Papeles y Cartones de Europa SA	226,938	851,915	0.0%
#*	Pescanova SA	68,547	—	0.0%
	Prim SA	39,424	305,184	0.0%
#*	Promotora de Informaciones SA Class A	1,297,266	354,868	0.0%
	Prosegur Cia de Seguridad SA	875,740	4,790,565	0.2%
#*	Realia Business SA	346,397	264,519	0.0%
#*	Sacyr Vallehermoso SA	1,222,509	3,825,199	0.2%
*	Sociedad Nacional de Industrias Apicaciones Celulosa Espanola SA	227,522	57,494	0.0%
#*	Solaria Energia y Medio Ambiente SA	98,171	74,123	0.0%
#	Tecnicas Reunidas SA	134,643	6,184,605	0.3%
	Telecomunicaciones y Energia	146,125	204,004	0.0%
#	Tubacex SA	520,966	1,603,075	0.1%
#	Tubos Reunidos SA	495,225	1,065,281	0.0%
	Vidrala SA	77,869	2,698,928	0.1%
	Viscofan SA	213,526	10,690,814	0.4%
*	Vocento SA	196,990	221,386	0.0%
#*	Zeltia SA	830,418	1,986,648	0.1%
TOTAL SPAIN			137,643,654	5.4%

SWEDEN — (8.9%)
	AarhusKarlshamn AB	111,342	5,674,714	0.2%
	Acando AB	282,290	612,664	0.0%
*	Active Biotech AB	82,516	547,342	0.0%
	AddNode Group AB	22,737	121,087	0.0%
#	AddTech AB Class B	84,940	2,859,857	0.1%
	AF AB Class B	133,333	3,377,220	0.1%
*	Arise Windpower AB	32,240	113,601	0.0%
	Atrium Ljungberg AB Class B	31,807	401,375	0.0%
21

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWEDEN — (Continued)
#	Avanza Bank Holding AB	55,019	$1,123,167	0.1%
#	Axfood AB	94,702	3,958,661	0.2%
#	Axis Communications AB	183,851	4,539,020	0.2%
	B&B Tools AB Class B	97,917	1,176,340	0.1%
*	BE Group AB	215,340	467,713	0.0%
	Beijer AB G&L Class B	61,718	970,430	0.0%
	Beijer Alma AB	87,433	1,796,735	0.1%
	Beijer Electronics AB	55,826	550,542	0.0%
#	Betsson AB	137,066	3,477,428	0.1%
	Bilia AB Class A	113,425	1,822,787	0.1%
	BillerudKorsnas AB	656,884	6,212,817	0.3%
	BioGaia AB Class B	62,520	2,123,050	0.1%
	Biotage AB	167,576	220,230	0.0%
#	Bjoern Borg AB	86,437	379,879	0.0%
	Boras Waefveri AB Series B	6,564	—	0.0%
	Bure Equity AB	326,825	1,114,765	0.1%
	Byggmax Group AB	150,938	828,680	0.0%
	Castellum AB	739,664	10,028,684	0.4%
*	Catella AB	185,598	117,973	0.0%
	Catena AB	56,202	711,307	0.0%
	Cision AB	14,615	86,316	0.0%
#	Clas Ohlson AB Class B	160,047	2,121,376	0.1%
#*	Cloetta AB Class B	183,597	496,345	0.0%
	Concentric AB	202,603	2,007,874	0.1%
	Concordia Maritime AB Class B	78,854	117,364	0.0%
#	Connecta AB	40,724	236,229	0.0%
	Corem Property Group AB Class B	1,868	5,860	0.0%
*	CyberCom Group AB	191,193	58,210	0.0%
	Dios Fastigheter AB	108,683	604,685	0.0%
	Doro AB	94,731	481,362	0.0%
	Duni AB	144,942	1,255,979	0.1%
*	East Capital Explorer AB	47,726	325,355	0.0%
#	Enea AB (5985191)	63,008	388,039	0.0%
	Enea AB (BBPJB94)	63,008	28,187	0.0%
#*	Eniro AB	420,612	1,156,373	0.1%
	Fabege AB	585,887	5,762,987	0.2%
	Fagerhult AB	18,323	463,003	0.0%
*	Fastighets AB Balder	279,717	2,020,319	0.1%
	Fenix Outdoor AB	7,406	235,411	0.0%
	FinnvedenBulten AB	14,823	66,358	0.0%
	Gunnebo AB	190,542	789,284	0.0%
#*	Hakon Invest AB	279,464	7,546,746	0.3%
	Haldex AB	218,520	1,487,531	0.1%
#	Heba Fastighets AB Class B	43,722	467,254	0.0%
#	Hexpol AB	115,947	7,526,152	0.3%
#	HIQ International AB	254,170	1,281,052	0.1%
	HMS Networks AB	7,040	108,316	0.0%
	Hoganas AB Class B	115,764	5,528,516	0.2%
#	Holmen AB Class B	273,916	7,380,231	0.3%
	Hufvudstaden AB Class A	189,483	2,266,661	0.1%
	Husqvarna AB Class A	37,223	201,791	0.0%
#	Husqvarna AB Class B	1,698,949	8,972,428	0.4%

22

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWEDEN — (Continued)
	Industrial & Financial Systems Class B	89,522	$1,445,377	0.1%
	Indutrade AB	55,294	1,710,072	0.1%
	Intrum Justitia AB	291,001	5,956,024	0.2%
#	JM AB	372,482	7,849,059	0.3%
*	KappAhl AB	277,470	1,355,829	0.1%
#*	Karolinska Development AB Class B	38,752	156,691	0.0%
	Klovern AB	387,861	1,566,257	0.1%
#	KNOW IT AB	75,523	593,890	0.0%
	Kungsleden AB	697,243	4,069,959	0.2%
	Lagercrantz AB Class B	76,298	1,048,186	0.0%
*	Lindab International AB	330,563	2,629,841	0.1%
	Loomis AB Class B	318,925	6,128,814	0.2%
	Meda AB Class A	857,997	9,710,028	0.4%
#*	Medivir AB Class B	157,903	1,542,304	0.1%
#	Mekonomen AB	93,177	2,835,253	0.1%
#*	Micronic Mydata AB	390,070	787,798	0.0%
	Modern Times Group AB Class B	143,124	6,106,216	0.2%
	MQ Holding AB	56,493	133,120	0.0%
	NCC AB Class A	24,456	578,461	0.0%
	NCC AB Class B	364,909	8,305,669	0.3%
	Nederman Holding AB	3,680	91,662	0.0%
	Net Entertainment NE AB Class B	138,086	1,941,248	0.1%
#*	Net Insight AB Class B	1,189,130	197,225	0.0%
	New Wave Group AB Class B	197,176	960,749	0.0%
#	Nibe Industrier AB Class B	347,939	5,455,087	0.2%
	Nobia AB	666,139	3,877,009	0.2%
	Nolato AB Class B	88,207	1,523,067	0.1%
#*	Nordic Mines AB	533,532	54,565	0.0%
	Nordnet AB Class B	401,993	1,029,524	0.0%
	OEM International AB Class B	45,688	458,445	0.0%
*	Orexo AB	35,702	309,106	0.0%
#*	PA Resources AB	35,211	51,981	0.0%
#	Peab AB	714,633	3,467,749	0.1%
#	Pricer AB Class B	452,718	546,093	0.0%
	Proact IT Group AB	41,297	438,845	0.0%
#	Probi AB	28,553	172,686	0.0%
	Proffice AB Class B	262,115	849,195	0.0%
	Ratos AB Class B	343,365	2,662,876	0.1%
#*	RaySearch Laboratories AB	68,794	268,004	0.0%
	ReadSoft AB Class B	87,941	339,495	0.0%
*	Rederi AB Transatlantic	103,085	52,316	0.0%
*	Rezidor Hotel Group AB	334,560	1,543,168	0.1%
*	rnb Retail and Brands AB	82,309	117,299	0.0%
	Saab AB Class B	253,955	4,852,148	0.2%
#	Sagax AB Class A	4,569	20,860	0.0%
	Sagax AB Class B	46,219	161,275	0.0%
#*	SAS AB	581,421	1,107,743	0.1%
#	Sectra AB Class B	28,023	233,396	0.0%
#	Securitas AB Class B	1,155,760	10,103,936	0.4%
	Semcon AB	81,791	836,631	0.0%
	SkiStar AB	97,008	1,092,920	0.0%
#	SSAB AB Class A	824,806	4,926,099	0.2%

23

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWEDEN — (Continued)
	SSAB AB Class B	352,706	$1,827,908	0.1%
	Sweco AB Class B	187,145	2,130,506	0.1%
*	Swedish Orphan Biovitrum AB	612,905	3,666,744	0.2%
	Swedol AB Class B	29,796	80,408	0.0%
#	Systemair AB	27,866	445,180	0.0%
#*	TradeDoubler AB	181,607	464,306	0.0%
*	Transcom WorldWide SA	52,530	5,806	0.0%
#	Transmode Holding AB	43,264	517,951	0.0%
	Trelleborg AB Class B	782,757	11,738,927	0.5%
	Unibet Group P.L.C.	132,830	4,438,588	0.2%
	Uniflex AB	17,950	75,704	0.0%
	VBG Group AB Class B	137	1,984	0.0%
	Vitrolife AB	60,303	564,985	0.0%
	Wallenstam AB Class B	399,066	5,229,077	0.2%
	Wihlborgs Fastigheter AB	289,738	4,297,893	0.2%
TOTAL SWEDEN			266,538,879	10.5%

SWITZERLAND — (11.2%)
*	Acino Holding AG	16,820	1,459,610	0.1%
*	Advanced Digital Broadcast Holdings SA	2,024	32,148	0.0%
*	AFG Arbonia-Forster Holding AG	76,602	2,106,181	0.1%
	Allreal Holding AG	49,181	6,916,819	0.3%
	Alpiq Holding AG	2,905	353,384	0.0%
	ALSO Holding AG	16,195	806,363	0.0%
	ams AG	35,838	2,646,963	0.1%
	APG SGA SA	6,921	1,691,485	0.1%
	Aryzta AG	19,150	1,074,953	0.0%
	Ascom Holding AG	160,822	1,997,240	0.1%
	Autoneum Holding AG	16,853	1,259,302	0.1%
#	Bachem Holding AG Class B	24,136	1,018,226	0.0%
	Baloise Holding AG	13,573	1,318,280	0.1%
	Bank Coop AG	31,671	1,412,541	0.1%
	Banque Cantonale de Geneve	4,098	1,057,002	0.0%
	Banque Cantonale du Jura	4,442	295,660	0.0%
	Banque Cantonale Vaudoise	3,046	1,509,889	0.1%
	Banque Privee Edmond de Rothschild SA	157	2,730,086	0.1%
	Barry Callebaut AG	76	69,558	0.0%
	Basilea Pharmaceutica	9,521	704,921	0.0%
#	Basler Kantonalbank	2,719	220,076	0.0%
	Belimo Holding AG	1,851	4,125,658	0.2%
	Bell AG	294	659,501	0.0%
	Bellevue Group AG	27,747	316,358	0.0%
#	Berner Kantonalbank AG	23,232	5,654,848	0.2%
	BKW AG	33,542	1,013,898	0.0%
*	Bobst Group AG	42,823	1,299,638	0.1%
#	Bossard Holding AG	14,138	2,189,361	0.1%
	Bucher Industries AG	33,342	7,977,155	0.3%
	Burckhardt Compression Holding AG	9,474	3,769,731	0.2%
	Burkhalter Holding AG	13,580	942,519	0.0%
	Calida Holding AG	8,994	220,974	0.0%
	Carlo Gavazzi Holding AG	1,264	307,703	0.0%
	Centralschweizerische Kraftwerke AG	75	23,834	0.0%

24

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWITZERLAND — (Continued)
	Cham Paper Holding AG	994	$204,166	0.0%
#*	Charles Voegele Holding AG	38,302	368,507	0.0%
	Cicor Technologies	5,666	164,939	0.0%
	Cie Financiere Tradition SA	8,746	450,597	0.0%
	Clariant AG	1,135,163	16,001,705	0.6%
	Coltene Holding AG	16,093	767,129	0.0%
	Conzzeta AG	1,345	2,465,675	0.1%
*	Cosmo Pharmaceuticals SpA	1,287	74,784	0.0%
	Daetwyler Holding AG	29,754	3,133,224	0.1%
*	Dufry AG	79,745	9,660,032	0.4%
#	EFG International AG	212,240	2,581,774	0.1%
*	Elma Electronic AG	374	157,822	0.0%
	Emmi AG	13,244	3,884,817	0.2%
	Energiedienst Holding AG	71,249	2,591,768	0.1%
	Flughafen Zuerich AG	16,960	8,511,457	0.3%
	Forbo Holding AG	6,983	4,452,375	0.2%
#	Galenica AG	20,798	13,071,514	0.5%
	GAM Holding AG	796,456	12,195,569	0.5%
#*	Gategroup Holding AG	88,404	1,850,913	0.1%
	Georg Fischer AG	18,366	8,087,439	0.3%
	Gurit Holding AG	1,837	787,776	0.0%
	Helvetia Holding AG	26,473	10,683,390	0.4%
	Huber & Suhner AG	46,842	2,088,380	0.1%
	Implenia AG	65,242	3,249,435	0.1%
	Inficon Holding AG	7,222	2,140,676	0.1%
	Interroll Holding AG	2,404	986,837	0.0%
	Intershop Holdings	5,280	1,788,983	0.1%
	Jungfraubahn Holding AG	3,095	215,677	0.0%
	Kaba Holding AG Class B	11,858	4,448,367	0.2%
	Kardex AG	25,048	898,431	0.0%
	Komax Holding AG	15,293	1,513,871	0.1%
	Kudelski SA	188,348	2,342,540	0.1%
	Kuoni Reisen Holding AG	15,477	4,869,917	0.2%
	LEM Holding SA	3,667	2,359,475	0.1%
#	Liechtensteinische Landesbank AG	16,356	612,997	0.0%
*	LifeWatch AG	39,818	316,147	0.0%
#	Logitech International SA	676,961	4,652,807	0.2%
	Lonza Group AG	246,163	18,496,073	0.7%
#	Luzerner Kantonalbank AG	17,399	6,421,722	0.3%
	MCH Group AG	1,391	84,322	0.0%
#	Metall Zug AG	594	1,339,578	0.1%
#*	Meyer Burger Technology AG	408,473	2,526,598	0.1%
	Micronas Semiconductor Holding AG	155,041	1,122,956	0.0%
	Mikron Holding AG	585	3,364	0.0%
	Mobilezone Holding AG	142,129	1,357,959	0.1%
	Mobimo Holding AG	26,956	5,487,115	0.2%
*	Myriad Group AG	59,069	148,844	0.0%
#	Nobel Biocare Holding AG	478,680	5,812,555	0.2%
	OC Oerlikon Corp. AG	748,691	8,870,038	0.4%
#*	Orascom Development Holding AG	16,970	157,518	0.0%
*	Orell Fuessli Holding AG	5,198	484,421	0.0%
	Orior AG	19,434	1,057,739	0.0%

25

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWITZERLAND — (Continued)
	Panalpina Welttransport Holding AG	27,122	$2,925,351	0.1%
	Parco Industriale e Immobiliare SA	600	—	0.0%
	Phoenix Mecano AG	3,100	1,506,902	0.1%
	PSP Swiss Property AG	148,327	12,843,937	0.5%
	PubliGroupe AG	8,975	1,100,100	0.0%
#	Rieter Holding AG	15,956	2,510,271	0.1%
	Romande Energie Holding SA	2,714	3,283,568	0.1%
	Schaffner Holding AG	2,066	448,391	0.0%
#*	Schmolz + Bickenbach AG	211,339	645,512	0.0%
	Schweiter Technologies AG	4,466	2,738,374	0.1%
	Schweizerische National-Versicherungs-Gesellschaft AG	59,509	2,748,483	0.1%
	Siegfried Holding AG	16,598	2,244,314	0.1%
	Societa Elettrica Sopracenerina SA - SES	2,340	359,957	0.0%
	St Galler Kantonalbank AG	10,381	3,908,946	0.2%
#	Straumann Holding AG	7,255	1,084,772	0.0%
	Swiss Life Holding AG	83,792	13,601,296	0.5%
	Swisslog Holding AG	1,022,294	1,148,420	0.0%
	Swissquote Group Holding SA	47,450	1,415,162	0.1%
	Tamedia AG	14,891	1,575,157	0.1%
	Tecan Group AG	27,311	2,515,139	0.1%
	Temenos Group AG	151,121	3,682,575	0.1%
*	Tornos Holding AG	38,028	165,755	0.0%
	U-Blox AG	25,829	1,666,085	0.1%
	Valartis Group AG	936	19,789	0.0%
	Valiant Holding	57,409	4,825,656	0.2%
	Valora Holding AG	14,281	2,630,082	0.1%
	Vaudoise Assurances Holding SA Class B	4,025	1,482,735	0.1%
	Verwaltungs- und Privat-Bank AG	14,056	1,060,120	0.0%
	Vetropack Holding AG	843	1,633,533	0.1%
#*	Von Roll Holding AG	233,256	357,990	0.0%
	Vontobel Holding AG	121,104	3,728,190	0.2%
	VZ Holding AG	182	25,409	0.0%
	Walliser Kantonalbank	1,416	1,227,092	0.1%
	Walter Meier AG	23,690	1,225,193	0.1%
	Ypsomed Holding AG	6,794	402,664	0.0%
#	Zehnder Group AG	42,698	1,902,189	0.1%
*	Zueblin Immobilien Holding AG	261,040	546,728	0.0%
	Zug Estates Holding AG	410	515,839	0.0%
	Zuger Kantonalbank AG	625	3,175,547	0.1%
TOTAL SWITZERLAND			336,061,802	13.2%
TOTAL COMMON STOCKS			2,537,041,450	99.6%
PREFERRED STOCKS — (0.0%)
FRANCE — (0.0%)
#*	Valneva SE	82,774	26,397	0.0%

GERMANY — (0.0%)
	Biotest AG	2,598	181,698	0.0%
TOTAL PREFERRED STOCKS			208,095	0.0%

26

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
*	Intercell AG Rights	254,689	$—	0.0%

GREECE — (0.0%)
*	Marfin Investment Group Holdings SA Rights 07/26/13 (B99KF19)	2,380,237	—	0.0%
*	Marfin Investment Group Holdings SA Rights 07/26/13 (B986LS7)	2,380,237	—	0.0%
*	National Bank of Greece SA Warrants 12/26/17	424,432	—	0.0%
TOTAL GREECE			—	0.0%

ISRAEL — (0.0%)
*	Africa Israel Investments, Ltd. Warrants 10/31/13	58,582	5,814	0.0%
*	Clal Biotechnology Industries, Ltd. Warrants 05/08/14	18,332	7,917	0.0%
*	Tower Semiconductor, Ltd. Warrants 06/27/17	10,038	—	0.0%
*	Tower Semiconductor, Ltd. Warrants 07/22/13	12,046	—	0.0%
TOTAL ISRAEL			13,731	0.0%

ITALY — (0.0%)
#*	Banca Popolare dell'Etruria e del Lazio Rights 07/05/13	59,486	8,711	0.0%
*	RCS MediaGroup SpA Rights 07/05/13	34,492	4	0.0%
#*	Seat Pagine Gialle SpA Warrants 08/31/14	2,988,837	2,031	0.0%
TOTAL ITALY			10,746	0.0%

SPAIN — (0.0%)
#*	Acerinox SA Rights 07/08/13	434,005	222,580	0.0%
TOTAL RIGHTS/WARRANTS			247,057	0.0%

		Shares/
		Face
		Amount	Value†
		(000)
SECURITIES LENDING COLLATERAL — (15.6%)
§@	DFA Short Term Investment Fund	40,190,147	465,000,000	18.3%
@	Repurchase Agreement, Deutsche Bank Securities, Inc. 0.25%, 07/01/13 (Collateralized by $2,793,090 FNMA, rates ranging from 2.500% to 4.000%, maturities ranging from 12/01/27 to 09/01/42, valued at $2,693,321) to be repurchased at $2,640,529	$2,641	2,640,511	0.1%
TOTAL SECURITIES LENDING COLLATERAL			467,640,511	18.4%

TOTAL INVESTMENTS — (100.0%) (Cost $2,832,796,458)^			$3,005,137,113	118.0%
____________________

^       The cost for federal income tax purposes is $2,837,380,930.

27

The Continental Small Company Series
continued

Summary of the Series' investments as of June 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$60,792	$61,370,746	—	$61,431,538
Belgium	—	83,400,719	—	83,400,719
Denmark	—	123,417,975	—	123,417,975
Finland	77,425	163,922,060	—	163,999,485
France	631,150	290,958,693	—	291,589,843
Germany	30,196	369,851,293	—	369,881,489
Greece	322,171	52,059,297	—	52,381,468
Ireland	17,758	80,021,115	—	80,038,873
Israel	940,769	80,646,950	—	81,587,719
Italy	—	211,786,744	—	211,786,744
Netherlands	—	146,032,145	—	146,032,145
Norway	—	96,510,252	—	96,510,252
Poland	—	45,855	—	45,855
Portugal	41,901	33,775,750	—	33,817,651
Russia	—	875,359	—	875,359
Spain	36,462	137,607,192	—	137,643,654
Sweden	629,482	265,909,397	—	266,538,879
Switzerland	1,225,193	334,836,609	—	336,061,802
Preferred Stocks
France	26,397	—	—	26,397
Germany	—	181,698	—	181,698
Rights/Warrants
Austria	—	—	—	—
Greece	—	—	—	—
Israel	—	13,731	—	13,731
Italy	—	10,746	—	10,746
Spain	—	222,580	—	222,580
Securities Lending Collateral	—	467,640,511	—	467,640,511
TOTAL	$4,039,696	$3,001,097,417	—	$3,005,137,113

28

THE CANADIAN SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2013
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (76.4%)
Consumer Discretionary — (8.4%)
	Alarmforce Industries, Inc.	2,010	$19,494	0.0%
	Astral Media, Inc. Class A	42,468	2,017,402	0.3%
	AutoCanada, Inc.	44,402	1,225,203	0.2%
#*	Ballard Power Systems, Inc.	559,352	1,010,525	0.2%
*	Bauer Performance Sports, Ltd.	25,954	294,657	0.1%
	BMTC Group, Inc. Class A	17,481	226,054	0.0%
*	Brookfield Residential Properties, Inc.	22,148	491,733	0.1%
#	Cineplex, Inc.	269,935	9,465,820	1.5%
#*	Coastal Contacts, Inc.	95,324	484,911	0.1%
	Cogeco Cable, Inc.	61,964	2,646,005	0.4%
#	Cogeco, Inc.	11,406	455,502	0.1%
#	Corus Entertainment, Inc. Class B	368,344	8,440,706	1.3%
#	DHX Media, Ltd.	78,201	236,454	0.1%
	Dorel Industries, Inc. Class B	118,753	4,143,991	0.7%
	easyhome, Ltd.	3,600	36,797	0.0%
	Gamehost, Inc.	15,788	199,358	0.0%
	Glacier Media, Inc.	137,300	215,408	0.0%
	Glentel, Inc.	65,622	1,048,255	0.2%
*	Great Canadian Gaming Corp.	302,800	2,879,148	0.5%
#*	Imax Corp.	260,537	6,475,646	1.0%
	Indigo Books & Music, Inc.	2,302	24,165	0.0%
*	Le Chateau, Inc. Class A	59,800	221,755	0.0%
	Leon's Furniture, Ltd.	143,275	1,730,144	0.3%
	Linamar Corp.	227,247	6,372,078	1.0%
	Martinrea International, Inc.	443,956	4,592,794	0.7%
*	MEGA Brands, Inc.	59,242	828,047	0.1%
#*	Mood Media Corp.	231,874	235,909	0.1%
	MTY Food Group, Inc.	8,644	207,942	0.0%
	Quebecor, Inc. Class B	2,266	100,362	0.0%
	Reitmans Canada, Ltd.	15,456	120,803	0.0%
	Reitmans Canada, Ltd. Class A	226,386	1,926,552	0.3%
	RONA, Inc.	677,837	7,005,884	1.1%
#	Sears Canada, Inc.	19,831	213,829	0.0%
	Torstar Corp. Class B	253,310	1,445,146	0.2%
*	TVA Group, Inc. Class B	7,000	62,499	0.0%
	Uni-Select, Inc.	67,683	1,327,017	0.2%
	Whistler Blackcomb Holdings, Inc.	56,216	747,266	0.1%
Total Consumer Discretionary			69,175,261	10.9%

Consumer Staples — (3.3%)
	Alliance Grain Traders, Inc.	73,950	1,030,111	0.2%
	Andrew Peller, Ltd. Class A	400	4,906	0.0%
*	Atrium Innovations, Inc.	131,445	1,826,007	0.3%
	Canada Bread Co., Ltd.	11,953	667,718	0.1%
	Colabor Group, Inc.	83,751	274,737	0.0%
#	Corby Distilleries, Ltd. Class A	70,235	1,322,958	0.2%
	Cott Corp.	473,596	3,701,587	0.6%
	High Liner Foods, Inc.	8,197	242,707	0.0%
#	Liquor Stores N.A., Ltd.	95,393	1,613,617	0.2%
#	Maple Leaf Foods, Inc.	449,930	6,258,891	1.0%

1

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Staples — (Continued)
#	North West Co., Inc. (The)	217,410	$4,857,978	0.8%
#	Premium Brands Holdings Corp.	88,843	1,617,708	0.3%
#	Rogers Sugar, Inc.	325,944	1,871,923	0.3%
*	Sun-Rype Products, Ltd.	100	548	0.0%
*	SunOpta, Inc.	254,502	1,931,089	0.3%
Total Consumer Staples			27,222,485	4.3%

Energy — (19.9%)
*	Advantage Oil & Gas, Ltd.	1,098,231	4,333,611	0.7%
#	Akita Drilling, Ltd. Class A	42,000	511,172	0.1%
#*	Anderson Energy, Ltd.	722,895	96,230	0.0%
*	Angle Energy, Inc.	364,568	1,119,668	0.2%
*	Antrim Energy, Inc.	728,618	58,888	0.0%
*	Arsenal Energy, Inc.	545,650	228,284	0.0%
*	Bankers Petroleum, Ltd.	1,086,186	2,695,584	0.4%
*	Bellatrix Exploration, Ltd.	603,291	3,699,940	0.6%
*	Bengal Energy, Ltd.	600	365	0.0%
#*	Birchcliff Energy, Ltd.	441,234	3,423,476	0.5%
#*	BlackPearl Resources, Inc.	1,165,485	1,762,024	0.3%
#*	BNK Petroleum, Inc.	290,319	234,640	0.0%
#	Bonterra Energy Corp.	61,962	2,913,987	0.5%
	Calfrac Well Services, Ltd.	153,057	4,411,104	0.7%
*	Calmena Energy Services, Inc.	25,771	2,450	0.0%
*	Calvalley Petroleums, Inc. Class A	226,068	335,329	0.1%
#*	Canacol Energy, Ltd.	127,642	355,605	0.1%
#	Canadian Energy Services & Technology Corp.	179,083	2,780,665	0.4%
#	CanElson Drilling, Inc.	128,574	660,169	0.1%
#	Canyon Services Group, Inc.	213,370	2,418,342	0.4%
#	Cathedral Energy Services, Ltd.	157,711	692,807	0.1%
*	Cequence Energy, Ltd.	636,649	1,004,885	0.2%
*	Chinook Energy, Inc.	140,019	149,112	0.0%
*	Connacher Oil and Gas, Ltd.	2,187,935	135,225	0.0%
*	Corridor Resources, Inc.	367,780	293,748	0.0%
#*	Crew Energy, Inc.	489,530	2,411,111	0.4%
*	Crocotta Energy, Inc.	249,334	687,524	0.1%
#*	DeeThree Exploration, Ltd.	331,794	2,397,675	0.4%
#*	Delphi Energy Corp.	630,904	767,859	0.1%
#*	Denison Mines Corp.	2,168,583	2,515,614	0.4%
#	Enbridge Income Fund Holdings, Inc.	213,672	4,863,847	0.8%
	Enerflex, Ltd.	279,959	3,593,655	0.6%
	Ensign Energy Services, Inc.	86,964	1,346,177	0.2%
#*	Epsilon Energy, Ltd.	228,258	692,349	0.1%
	Equal Energy, Ltd.	154,741	619,435	0.1%
*	Essential Energy Services Trust	590,755	1,460,457	0.2%
#*	Forsys Metals Corp.	109,974	62,218	0.0%
#*	Gasfrac Energy Services, Inc.	6,222	11,241	0.0%
*	Gran Tierra Energy, Inc.	1,286,603	7,853,942	1.2%
*	Ithaca Energy, Inc.	1,202,227	2,034,767	0.3%
#*	Ivanhoe Energy, Inc.	348,882	308,510	0.1%
*	Kelt Exploration, Ltd.	161,850	1,138,813	0.2%
#*	Laramide Resources, Ltd.	20,368	12,395	0.0%
*	Legacy Oil + Gas, Inc.	656,291	3,088,942	0.5%

2

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Energy — (Continued)
#	Lightstream Resources, Ltd.	762,569	$5,691,898	0.9%
*	Long Run Exploration, Ltd.	497,335	1,778,054	0.3%
	McCoy Corp.	4,500	22,464	0.0%
#*	Mega Uranium, Ltd.	796,410	60,581	0.0%
*	MGM Energy Corp.	19,000	3,794	0.0%
#	Mullen Group, Ltd.	410,900	8,931,420	1.4%
	Niko Resources, Ltd.	178,719	1,458,029	0.2%
*	North American Energy Partners, Inc.	60,356	255,381	0.0%
*	NuVista Energy, Ltd.	508,900	3,474,281	0.5%
*	Parex Resources, Inc.	377,500	1,478,844	0.2%
#	Parkland Fuel Corp.	331,911	5,409,294	0.9%
#	Pason Systems, Inc.	285,137	5,183,816	0.8%
#	Pengrowth Energy Corp.	4,226	20,774	0.0%
#*	Perpetual Energy, Inc.	285,931	312,656	0.1%
*	Petrobank Energy & Resources, Ltd.	425,702	194,292	0.0%
#	Petrominerales, Ltd.	396,558	2,262,383	0.4%
#	PHX Energy Services Corp.	79,722	808,060	0.1%
*	Pine Cliff Energy, Ltd.	314	272	0.0%
*	Platino Energy Corp.	21,400	25,435	0.0%
#*	Poseidon Concepts Corp.	165,977	42,611	0.0%
#	Pulse Seismic, Inc.	271,180	1,049,446	0.2%
*	Questerre Energy Corp. Class A	745,460	524,523	0.1%
*	RMP Energy, Inc.	555,987	2,236,213	0.4%
*	Rock Energy, Inc.	114,652	141,721	0.0%
#*	Santonia Energy, Inc.	544,251	838,344	0.1%
#	Savanna Energy Services Corp.	440,521	2,839,909	0.4%
	Secure Energy Services, Inc.	437,854	5,612,125	0.9%
	Serinus Energy Inc.	13,570	41,805	0.0%
	ShawCor, Ltd.	69,896	2,762,078	0.4%
*	Sonde Resources Corp.	85,873	71,853	0.0%
#*	Southern Pacific Resource Corp.	1,650,425	486,481	0.1%
#*	SouthGobi Resources, Ltd.	455,682	537,269	0.1%
#	Sprott Resource Corp.	471,290	1,572,908	0.2%
#	Spyglass Resources Corp.	478,784	864,971	0.1%
	Strad Energy Services, Ltd.	12,700	40,453	0.0%
#*	Surge Energy, Inc.	249,705	1,220,390	0.2%
#*	TAG Oil, Ltd.	113,822	321,433	0.1%
#*	Tethys Petroleum, Ltd.	412,989	298,442	0.0%
#*	TORC Oil & Gas, Ltd.	231,935	317,568	0.1%
#	Total Energy Services, Inc.	126,973	1,756,639	0.3%
*	TransGlobe Energy Corp.	291,108	1,804,720	0.3%
#	Trican Well Service, Ltd.	643,185	8,549,706	1.3%
#	Trinidad Drilling, Ltd.	551,300	4,046,816	0.6%
#*	Tuscany International Drilling, Inc.	275,042	44,459	0.0%
#	Twin Butte Energy, Ltd.	1,089,678	2,351,972	0.4%
#*	Uex Corp.	608,088	237,060	0.0%
*	Ur-Energy, Inc.	309,416	400,120	0.1%
*	Uranium One, Inc.	1,029,719	2,682,733	0.4%
#	Veresen, Inc.	248,643	2,948,158	0.5%
#	Western Energy Services Corp.	164,756	1,212,524	0.2%
#	Whitecap Resources, Inc.	684,052	7,102,641	1.1%
*	Xtreme Drilling and Coil Services Corp.	132,543	315,068	0.1%

3

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Energy — (Continued)
#	Zargon Oil & Gas, Ltd.	115,139	$693,002	0.1%
	ZCL Composites, Inc.	97,800	457,522	0.1%
Total Energy			163,979,252	25.8%

Financials — (5.9%)
#	AGF Management, Ltd. Class B	356,568	3,793,854	0.6%
#	Alaris Royalty Corp.	52,216	1,582,815	0.3%
	Altus Group, Ltd.	76,322	592,898	0.1%
#	Brookfield Real Estate Services, Inc.	8,075	93,672	0.0%
	Canaccord Financial, Inc.	393,836	2,138,256	0.3%
	Canadian Western Bank	271,572	7,170,823	1.1%
#	Cash Store Financial Services, Inc. (The)	51,170	126,988	0.0%
	Clairvest Group, Inc.	1,900	38,670	0.0%
	E-L Financial Corp., Ltd.	1,467	885,752	0.1%
*	EGI Financial Holdings, Inc.	14,650	146,960	0.0%
	Equitable Group, Inc.	52,295	1,786,095	0.3%
*	Equity Financial Holdings, Inc.	800	7,949	0.0%
	Fiera Capital Corp.	36,300	394,167	0.1%
	Firm Capital Mortgage Investment Corp.	2,494	29,358	0.0%
	First National Financial Corp.	7,798	117,448	0.0%
#	FirstService Corp.	135,548	4,250,616	0.7%
#*	Genesis Land Development Corp.	71,917	253,696	0.0%
	Genworth MI Canada, Inc.	149,254	3,482,641	0.6%
	Gluskin Sheff + Associates, Inc.	63,507	1,175,094	0.2%
#	GMP Capital, Inc.	295,487	1,741,960	0.3%
	Granite REIT	46,894	1,615,893	0.3%
	Guardian Capital Group, Ltd. Class A	11,327	144,859	0.0%
#	Home Capital Group, Inc.	120,600	6,367,707	1.0%
#	Killam Properties, Inc.	237,981	2,421,220	0.4%
*	Kingsway Financial Services, Inc.	46,281	167,223	0.0%
#	Laurentian Bank of Canada	133,414	5,574,034	0.9%
*	Mainstreet Equity Corp.	16,062	504,295	0.1%
	Melcor Developments, Ltd.	12,781	228,471	0.0%
*	Pacific & Western Credit Corp.	8,800	10,878	0.0%
#	Sprott Resource Lending Corp.	750,703	927,939	0.1%
#	Sprott, Inc.	248,356	661,212	0.1%
Total Financials			48,433,443	7.6%

Health Care — (2.0%)
	Amica Mature Lifestyles, Inc.	25,139	200,787	0.0%
*	Burcon NutraScience Corp.	9,119	22,891	0.0%
#*	Cangene Corp.	140,432	287,086	0.1%
#	CML HealthCare, Inc.	378,513	3,800,606	0.6%
#	Extendicare Inc/US	357,640	2,210,383	0.4%
*	Imris, Inc.	73,479	202,614	0.0%
#	Leisureworld Senior Care Corp.	139,232	1,628,367	0.3%
#	Medical Facilities Corp.	46,116	666,066	0.1%
	Nordion, Inc.	464,108	3,433,261	0.5%
#*	Oncolytics Biotech, Inc.	91,887	263,857	0.1%
*	Paladin Labs, Inc.	52,975	2,700,884	0.4%
*	Patheon, Inc.	6,080	33,820	0.0%
*	Prometic Life Sciences, Inc.	247,137	76,371	0.0%

4

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Health Care — (Continued)
	QLT, Inc.	226,610	$997,627	0.2%
#*	Resverlogix Corp.	111,820	24,454	0.0%
*	Theratechnologies, Inc.	51,101	15,063	0.0%
*	Transition Therapeutics, Inc.	50,610	162,653	0.0%
*	TSO3, Inc.	74,206	43,040	0.0%
#	Zenith Epigenetics Corp.	111,820	45,719	0.0%
Total Health Care			16,815,549	2.7%

Industrials — (9.8%)
#	Aecon Group, Inc.	286,711	2,957,891	0.5%
#	AG Growth International, Inc.	77,232	2,507,084	0.4%
#*	Air Canada Class A	313,328	715,021	0.1%
	Algoma Central Corp.	26,690	343,618	0.1%
*	ATS Automation Tooling Systems, Inc.	425,820	4,494,249	0.7%
	Badger Daylighting, Ltd.	33,996	1,602,664	0.2%
#	Bird Construction, Inc.	84,052	1,039,761	0.2%
#	Black Diamond Group, Ltd.	164,018	3,485,597	0.5%
	CanWel Building Materials Group, Ltd.	126,497	298,291	0.0%
	Cervus Equipment Corp.	3,580	67,774	0.0%
	Churchill Corp. Class A	91,759	725,033	0.1%
	Clarke, Inc.	44,894	213,009	0.0%
	Contrans Group, Inc. Class A	95,185	1,003,710	0.2%
#	DirectCash Payments, Inc.	35,598	811,676	0.1%
#	Exchange Income Corp.	38,940	968,594	0.2%
	Exco Technologies, Ltd.	73,295	409,789	0.1%
#	Genivar, Inc.	167,802	3,829,274	0.6%
*	GLV, Inc. Class A	89,850	273,386	0.0%
#	Heroux-Devtek, Inc.	110,947	906,185	0.1%
#	HNZ Group, Inc.	23,888	481,303	0.1%
	Horizon North Logistics, Inc.	330,070	1,992,911	0.3%
#	IBI Group, Inc.	34,701	56,752	0.0%
	K-Bro Linen, Inc.	13,544	438,245	0.1%
#	Morneau Shepell, Inc.	172,452	2,297,283	0.4%
#	New Flyer Industries, Inc.	92,777	972,143	0.2%
	Newalta Corp.	187,597	2,548,979	0.4%
	Richelieu Hardware, Ltd.	64,393	2,504,818	0.4%
#	Ritchie Bros Auctioneers, Inc.	244,637	4,689,438	0.7%
#	Rocky Mountain Dealerships, Inc.	60,541	780,580	0.1%
#	Russel Metals, Inc.	293,189	6,626,512	1.0%
#	Stantec, Inc.	209,661	8,851,334	1.4%
#	Student Transportation, Inc.	325,712	1,994,471	0.3%
	Toromont Industries, Ltd.	77,514	1,720,240	0.3%
	Transcontinental, Inc. Class A	307,246	3,736,499	0.6%
#	TransForce, Inc.	350,826	6,855,067	1.1%
	Vicwest, Inc.	38,493	438,477	0.1%
#	Wajax Corp.	71,348	2,160,046	0.3%
	WaterFurnace Renewable Energy, Inc.	34,783	679,653	0.1%
#*	Westport Innovations, Inc.	125,441	4,228,281	0.7%
Total Industrials			80,705,638	12.7%

Information Technology — (5.1%)
#*	5N Plus, Inc.	219,748	543,258	0.1%

5

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
	Aastra Technologies, Ltd.	33,028	$623,063	0.1%
	Absolute Software Corp.	175,557	1,140,111	0.2%
*	AgJunction, Inc.	20,300	18,337	0.0%
	Calian Technologies, Ltd.	18,582	348,070	0.1%
*	Celestica, Inc.	949,607	8,947,994	1.4%
*	COM DEV International, Ltd.	377,275	1,438,502	0.2%
	Computer Modelling Group, Ltd.	116,187	2,561,925	0.4%
#	Davis + Henderson Corp.	284,498	6,110,877	0.9%
*	Descartes Systems Group, Inc. (The)	262,529	3,022,940	0.5%
#*	DragonWave, Inc.	162,023	466,796	0.1%
	Enghouse Systems, Ltd.	52,143	1,177,023	0.2%
#	Evertz Technologies, Ltd.	133,981	1,885,441	0.3%
#*	EXFO, Inc.	104,830	467,484	0.1%
	MacDonald Dettwiler & Associates, Ltd.	85,470	5,672,536	0.9%
	Mediagrif Interactive Technologies, Inc.	7,276	138,712	0.0%
#*	Points International, Ltd.	37,659	812,836	0.1%
*	Pure Technologies, Ltd.	22,110	97,337	0.0%
*	Redknee Solutions, Inc.	127,436	396,231	0.1%
#*	Sandvine Corp.	614,976	1,227,964	0.2%
*	Sierra Wireless, Inc.	136,161	1,738,749	0.3%
	Vecima Networks, Inc.	10,959	47,308	0.0%
#	Wi-Lan, Inc.	765,533	3,530,318	0.5%
	Wireless Matrix Corp.	102,939	3,915	0.0%
Total Information Technology			42,417,727	6.7%

Materials — (17.5%)
	Aberdeen International, Inc.	122,333	17,448	0.0%
	Acadian Timber Corp.	7,491	94,733	0.0%
#*	Ainsworth Lumber Co., Ltd.	398,681	1,213,064	0.2%
	Alacer Gold Corp.	750,454	1,584,109	0.3%
#	Alamos Gold, Inc.	470,720	5,702,171	0.9%
#*	Alexco Resource Corp.	278,307	309,612	0.1%
#*	Almaden Minerals, Ltd.	98,343	139,328	0.0%
#*	Altius Minerals Corp.	112,600	1,019,256	0.2%
#	Amerigo Resources, Ltd.	553,854	242,249	0.0%
*	Argonaut Gold Inc.	368,728	1,994,925	0.3%
#*	Asanko Gold, Inc.	271,644	581,153	0.1%
*	Atna Resources, Ltd.	604,779	63,255	0.0%
#*	Augusta Resource Corp.	308,545	648,364	0.1%
#*	Aura Minerals, Inc.	530,169	60,493	0.0%
#	AuRico Gold, Inc.	1,234,795	5,412,575	0.9%
#*	Avalon Rare Metals, Inc.	352,025	174,054	0.0%
#*	B2Gold Corp.	1,670,450	3,557,866	0.6%
#*	Brigus Gold Corp.	912,312	459,756	0.1%
#*	Canada Lithium Corp.	922,596	434,235	0.1%
*	Canam Group, Inc. Class A	194,100	1,733,003	0.3%
#	Canexus Corp.	434,301	3,799,153	0.6%
*	Canfor Corp.	411,155	7,271,544	1.1%
#	Canfor Pulp Products, Inc.	202,846	1,639,432	0.3%
*	Capstone Mining Corp.	1,492,339	2,539,970	0.4%
*	Cardero Resource Corp.	189,494	19,820	0.0%
*	Carpathian Gold, Inc.	587,371	97,737	0.0%

6

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
	Cascades, Inc.	489,976	$2,702,159	0.4%
	CCL Industries, Inc. Class B	111,467	6,876,466	1.1%
	Centerra Gold, Inc.	101,318	319,840	0.1%
#*	China Gold International Resources Corp., Ltd.	727,257	1,936,217	0.3%
*	Claude Resources, Inc.	934,700	208,857	0.0%
*	Cline Mining Corp.	14,600	119	0.0%
#*	Copper Mountain Mining Corp.	637,731	945,955	0.2%
*	Dominion Diamond Corp.	359,646	5,085,040	0.8%
#*	Duluth Metals, Ltd.	388,214	509,399	0.1%
#*	Dundee Precious Metals, Inc.	460,438	1,882,555	0.3%
*	Dynasty Metals & Mining, Inc.	108,369	78,312	0.0%
#*	Eastern Platinum, Ltd.	3,210,960	244,249	0.0%
*	Eastmain Resources, Inc.	274,250	70,407	0.0%
*	Eco Oro Minerals Corp.	261,445	169,043	0.0%
*	EcoSynthetix, Inc.	1,500	6,204	0.0%
*	Elgin Mining, Inc.	16,362	3,189	0.0%
#*	Endeavour Mining Corp.	1,378,843	734,195	0.1%
#*	Endeavour Silver Corp.	389,940	1,349,607	0.2%
#*	Energy Fuels, Inc.	2,398,488	353,490	0.1%
#*	Entree Gold, Inc.	286,898	98,206	0.0%
*	Excellon Resources, Inc.	185,380	310,230	0.1%
#*	Exeter Resource Corp.	70,137	51,351	0.0%
#*	First Majestic Silver Corp.	431,070	4,574,255	0.7%
#*	Fortress Paper, Ltd. Class A	69,284	404,492	0.1%
*	Fortuna Silver Mines, Inc.	750,906	2,498,974	0.4%
*	Fortune Minerals, Ltd.	214,672	75,524	0.0%
#*	Golden Star Resources, Ltd.	1,155,362	571,254	0.1%
#*	Great Panther Silver, Ltd.	708,280	532,035	0.1%
#*	Guyana Goldfields, Inc.	441,183	566,318	0.1%
*	Hanfeng Evergreen, Inc.	45,837	73,657	0.0%
#	Hecla Mining Co.	196,837	586,574	0.1%
	HudBay Minerals, Inc.	872,492	5,774,027	0.9%
*	Imperial Metals Corp.	182,428	1,821,331	0.3%
*	International Forest Products, Ltd. Class A	296,207	2,881,238	0.5%
#	International Minerals Corp.	77,900	148,882	0.0%
#*	International Tower Hill Mines, Ltd.	220,027	138,079	0.0%
	Intertape Polymer Group, Inc.	310,229	3,834,722	0.6%
#*	Jaguar Mining, Inc.	274,437	95,245	0.0%
*	Katanga Mining, Ltd.	1,025,162	545,869	0.1%
#*	Kirkland Lake Gold, Inc.	247,980	1,042,190	0.2%
*	Labrador Iron Mines Holdings, Ltd.	123,133	51,515	0.0%
#*	Lake Shore Gold Corp.	1,419,989	432,059	0.1%
*	Lucara Diamond Corp.	13,500	10,269	0.0%
#*	MAG Silver Corp.	94,530	552,781	0.1%
	Major Drilling Group International	339,796	2,313,340	0.4%
#*	MBAC Fertilizer Corp.	120,072	230,622	0.0%
*	McEwen Mining - Minera Andes Andes Acquisition Corp.	239,736	414,871	0.1%
#*	Mercator Minerals, Ltd.	905,221	154,930	0.0%
#	Migao Corp.	169,168	176,937	0.0%
	Minco Base Metals Corp.	2,780	—	0.0%
*	Minco Silver Corp.	125,224	86,920	0.0%
*	Nautilus Minerals, Inc.	89,354	18,692	0.0%

7

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
#*	Nevada Copper Corp.	160,491	$306,729	0.1%
#	Nevsun Resources, Ltd.	886,691	2,622,049	0.4%
#*	New Millennium Iron Corp.	55,528	36,431	0.0%
*	NGEx Resources, Inc.	129,010	245,336	0.0%
	Norbord, Inc.	137,753	3,985,760	0.6%
#*	North American Palladium, Ltd.	565,789	564,874	0.1%
#*	Northern Dynasty Minerals, Ltd.	148,624	302,420	0.0%
#*	Novagold Resources, Inc.	454,797	972,990	0.2%
*	OceanaGold Corp.	1,185,016	1,464,791	0.2%
*	Oromin Explorations, Ltd.	168,799	41,730	0.0%
*	Orvana Minerals Corp.	302,452	123,661	0.0%
*	Petaquilla Minerals, Ltd.	528,482	175,876	0.0%
*	Phoscan Chemical Corp.	432,579	108,998	0.0%
*	Pilot Gold, Inc.	39,391	29,964	0.0%
#*	Platinum Group Metals, Ltd.	241,887	211,597	0.0%
#*	Polymet Mining Corp.	423,377	297,898	0.0%
#*	Primero Mining Corp.	354,212	1,582,958	0.3%
#*	Richmont Mines, Inc.	114,244	171,632	0.0%
#*	Rubicon Minerals Corp.	508,405	652,607	0.1%
#*	Sabina Gold & Silver Corp.	383,055	356,940	0.1%
#*	San Gold Corp.	1,018,995	101,735	0.0%
#*	Sandstorm Gold, Ltd.	88,184	517,348	0.1%
#*	Scorpio Mining Corp.	978,870	316,455	0.1%
#*	Seabridge Gold, Inc.	115,135	1,080,520	0.2%
#	SEMAFO, Inc.	1,122,420	1,654,227	0.3%
	Sherritt International Corp.	1,579,726	5,858,069	0.9%
*	Shore Gold, Inc.	200,768	33,407	0.0%
#*	Silver Standard Resources, Inc.	340,397	2,175,019	0.3%
*	St Andrew Goldfields, Ltd.	774,028	220,793	0.0%
	Stella-Jones, Inc.	32,240	3,005,429	0.5%
*	Stornoway Diamond Corp.	297,297	144,168	0.0%
#*	Sulliden Gold Corp., Ltd.	659,525	495,412	0.1%
#*	Tanzanian Royalty Exploration Corp.	344,717	937,426	0.1%
*	Taseko Mines, Ltd.	972,023	1,829,995	0.3%
#*	Tembec, Inc.	360,559	915,368	0.1%
#*	Teranga Gold Corp.	166,166	94,799	0.0%
#*	Thompson Creek Metals Co., Inc.	869,299	2,636,744	0.4%
	Timminco Ltd.	69,822	145	0.0%
*	Timmins Gold Corp.	869,574	1,918,239	0.3%
*	US Silver & Gold, Inc.	59,933	34,192	0.0%
#*	Veris Gold Corp.	158,868	58,157	0.0%
*	Virginia Mines, Inc.	68,073	566,358	0.1%
*	Wesdome Gold Mines, Ltd.	325,464	114,502	0.0%
	West Fraser Timber Co., Ltd.	109,474	8,275,348	1.3%
#*	Western Forest Products, Inc.	487,180	583,671	0.1%
	Winpak, Ltd.	76,140	1,306,767	0.2%
Total Materials			144,481,531	22.8%

Telecommunication Services — (0.2%)
*	Axia NetMedia Corp.	182,767	260,673	0.0%

8

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Telecommunication Services — (Continued)
#	Manitoba Telecom Services, Inc.	52,185	$1,768,445	0.3%
Total Telecommunication Services			2,029,118	0.3%

Utilities — (4.3%)
#	Algonquin Power & Utilities Corp.	887,015	6,114,727	1.0%
#*	Alterra Power Corp.	1,066,070	319,304	0.1%
*	Boralex, Inc. Class A	97,733	998,982	0.2%
#	Capital Power Corp.	346,668	6,783,710	1.1%
#	Capstone Infrastructure Corp.	379,178	1,366,440	0.2%
	Innergex Renewable Energy, Inc.	363,401	3,037,268	0.5%
#	Just Energy Group, Inc.	583,478	3,467,469	0.5%
*	Maxim Power Corp.	92,234	257,838	0.0%
#	Northland Power, Inc.	250,207	4,027,769	0.6%
*	Ram Power Corp.	620,037	94,329	0.0%
#	Superior Plus Corp.	595,197	6,966,697	1.1%
#	Valener, Inc.	140,636	2,142,235	0.3%
Total Utilities			35,576,768	5.6%
TOTAL COMMON STOCKS			630,836,772	99.4%

RIGHTS/WARRANTS — (0.0%)
#*	Duluth Metals, Ltd. Warrants 07/31/13	24,225	10,365	0.0%
#*	Polymet Mining Corp. Rights 07/03/13	423,377	6,039	0.0%
TOTAL RIGHTS/WARRANTS			16,404	0.0%

		Shares/
		Face
		Amount	Value†
		(000)
SECURITIES LENDING COLLATERAL — (23.6%)
§@	DFA Short Term Investment Fund	16,853,933	195,000,000	30.7%
@	Repurchase Agreement, Deutsche Bank Securities, Inc.
	0.25%, 07/01/13 (Collateralized by $23,044 FNMA,
	rates ranging from 2.500% to 4.000%, maturities
	ranging from 12/01/27 to 09/01/42, valued at $22,221)
	to be repurchased at $21,785	$22	21,785	0.0%
TOTAL SECURITIES LENDING COLLATERAL			195,021,785	30.7%

TOTAL INVESTMENTS — (100.0%) (Cost $988,443,643)^			$825,874,961	130.1%
____________________

^	The cost for federal income tax purposes is $995,767,196.

9

The Canadian Small Company Series
continued

Summary of the Series' investments as of June 30, 2013, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$69,175,261	—	—	$69,175,261
Consumer Staples	27,222,485	—	—	27,222,485
Energy	163,936,641	$42,611	—	163,979,252
Financials	48,433,443	—	—	48,433,443
Health Care	16,769,830	45,719	—	16,815,549
Industrials	80,705,638	—	—	80,705,638
Information Technology	42,417,727	—	—	42,417,727
Materials	144,481,267	264	—	144,481,531
Telecommunication Services	2,029,118	—	—	2,029,118
Utilities	35,576,768	—	—	35,576,768
Rights/Warrants	—	16,404	—	16,404
Securities Lending Collateral	—	195,021,785	—	195,021,785
TOTAL	$630,748,178	$195,126,783	—	$825,874,961

10

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Alexander B. Potts, the registrant’s President and Chief Executive Officer, and Michael Clinton, the registrant’s Treasurer and Chief Financial and Accounting Officer, reviewed the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Messrs. Potts and Clinton determined that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SA FUNDS – INVESTMENT TRUST

By:	/s/ Alexander B. Potts
Alexander B. Potts
President and Chief Executive Officer

Date:	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alexander B. Potts
Alexander B. Potts
President and Chief Executive Officer

Date:	September 6, 2013

By:	/s/ Michael Clinton
Michael Clinton
Treasurer and Chief Financial and Accounting Officer

Date:	September 6, 2013